UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 through October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2023
Fund	Ticker	Listing Exchange
JPMorgan BetaBuilders Canada ETF	BBCA	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	BBAX	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Emerging Markets Equity ETF	BBEM	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Europe ETF	BBEU	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders International Equity ETF	BBIN	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Japan ETF	BBJP	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Equity ETF	BBUS	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	BBMC	NYSE Arca, Inc.
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	BBSC	NYSE Arca, Inc.
JPMorgan Carbon Transition U.S. Equity ETF	JCTR	NYSE Arca, Inc.
JPMorgan Diversified Return Emerging Markets Equity ETF	JPEM	NYSE Arca, Inc.
JPMorgan Diversified Return International Equity ETF	JPIN	NYSE Arca, Inc.
JPMorgan Diversified Return U.S. Equity ETF	JPUS	NYSE Arca, Inc.
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPME	NYSE Arca, Inc.
JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPSE	NYSE Arca, Inc.
JPMorgan U.S. Momentum Factor ETF	JMOM	NYSE Arca, Inc.
JPMorgan U.S. Quality Factor ETF	JQUA	NYSE Arca, Inc.
JPMorgan U.S. Value Factor ETF	JVAL	NYSE Arca, Inc.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

October 31, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 11.26% and the S&P 500 Index returned 10.14%.

2	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders Canada ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(1.15)%
Market Price **	(1.22)%
Morningstar® Canada Target Market Exposure IndexSM (net total return)	(1.22)%
Net Assets as of 10/31/2023	$5,686,974,712
Fund Ticker	BBCA
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Canada ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted, market capitalization-weighted index, which consists of stocks traded primarily on the Toronto Stock Exchange. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund provided a negative absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering the effects of differences in the timing of foreign exchange rate calculations, operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the financials and materials sectors were leading detractors from absolute performance, while their exposures to the information technology and consumer staples sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and energy sectors and their smallest allocations were to the health care and real estate sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Royal Bank of Canada (Canada)	6.6%
2.	Toronto-Dominion Bank (The) (Canada)	6.0
3.	Canadian Natural Resources Ltd. (Canada)	4.1
4.	Enbridge, Inc. (Canada)	4.0
5.	Canadian Pacific Kansas City Ltd. (Canada)	3.9
6.	Canadian National Railway Co. (Canada)	3.7
7.	Shopify, Inc., Class A (Canada)	3.3
8.	Bank of Montreal (Canada)	3.2
9.	Bank of Nova Scotia (The) (Canada)	2.8
10.	Suncor Energy, Inc. (Canada)	2.5

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	32.9%
Energy	18.6
Industrials	14.0
Materials	9.8
Information Technology	7.4
Consumer Staples	4.7
Consumer Discretionary	3.7
Utilities	3.0
Communication Services	2.1
Others (each less than 1.0%)	0.6
Short-Term Investments	3.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.16 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price

October 31, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan BetaBuilders Canada ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $55.17.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Canada ETF
Net Asset Value	August 7, 2018	(1.15)%	6.77%	4.74%
Market Price		(1.22)	6.75	4.74
LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on August 7, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Canada ETF and Morningstar® Canada Target Market Exposure IndexSM (net total return) from August 7, 2018 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Canada Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Morningstar® Canada Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the
Canada equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.55%
Market Price **	5.45%
Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return)	5.35%
Net Assets as of 10/31/2023	$3,809,902,516
Fund Ticker	BBAX
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted, market capitalization-weighted index that consists of equity securities from developed Asia-Pacific countries or regions other than Japan, including: Australia, Hong Kong, New Zealand and Singapore. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations and in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the materials and financials sectors were leading contributors to absolute performance, while their exposures to the health care and real estate sectors were leading detractors from absolute performance.
By country or region, the Fund’s and the Underlying Index’s exposures to Australia and Hong Kong were leading contributors to absolute performance, while their exposures to New Zealand was the sole detractor from absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and materials sectors and their smallest allocations were to the information technology and communication services sectors. The Fund’s and the Underlying Index’s largest allocations by country or region were to Australia and Hong Kong and their smallest allocations were to New Zealand and Singapore.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	BHP Group Ltd. (Australia)	9.0%
2.	Commonwealth Bank of Australia (Australia)	6.5
3.	AIA Group Ltd. (Hong Kong)	6.3
4.	CSL Ltd.	4.5
5.	National Australia Bank Ltd. (Australia)	3.5
6.	ANZ Group Holdings Ltd. (Australia)	3.0
7.	Westpac Banking Corp. (Australia)	2.9
8.	DBS Group Holdings Ltd. (Singapore)	2.8
9.	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2.6
10.	Woodside Energy Group Ltd. (Australia)	2.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Australia	59.8%
Hong Kong	17.3
Singapore	11.3
United States	5.2
China	2.4
New Zealand	1.7
Macau	1.1
Others (each less than 1.0%)	0.9
Short-Term Investments	0.3

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

6	J.P. Morgan Exchange-Traded Funds	October 31, 2023

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $43.57 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $43.56.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
Net Asset Value	August 7, 2018	5.55%	3.56%	1.34%
Market Price		5.45	3.54	1.33
LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on August 7, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF and Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) from August 7, 2018 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Asia Pacific ex-Japan equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders Emerging Markets Equity ETF
FUND COMMENTARY
FOR THE PERIOD May 10, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.88)%
Market Price **	(4.67)%
Morningstar® Emerging Markets Target Market Exposure IndexSM (net total return)	(4.68)%
Net Assets as of 10/31/2023	$483,405,614
Fund Ticker	BBEM
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Emerging Markets Equity ETF (the "Fund") seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Emerging Markets Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index, which consists of equity securities from emerging countries. Using a "representative sampling" investment approach, the Fund chooses securities in an attempt to approximate the investment characteristics of the constituent securities of the Underlying Index.
HOW DID THE FUND PERFORM?
For the period from inception on May 10, 2023 to October 31, 2023, the Fund had a negative absolute return and performed in line with Underlying Index, before considering the effects of differences in the timing of foreign exchange rate calculations, operating expenses, fees and tax management of the Fund’s portfolio.
By sector, the Fund’s and the Underlying Index’s exposures to the financials and materials sectors were leading detractors from absolute performance, while their exposures to the information technology and energy sectors were leading contributors to absolute performance.
By country, the Fund’s and the Underlying Index’s exposures to China and South Korea were leading detractors from absolute performance, while their exposures to India and Brazil were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were to the financials and information technology sectors and their smallest allocations were to the real estate and utilities sectors. The Fund’s and the Underlying Index’s largest country allocations were to China and India and their smallest allocations were to Egypt and the Czech Republic.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.0%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.9
3.	Tencent Holdings Ltd. (China)	3.5
4.	Alibaba Group Holding Ltd. (China)	2.4
5.	HDFC Bank Ltd. (India)	1.5
6.	Reliance Industries Ltd. (India)	1.4
7.	International Holding Co. PJSC (United Arab Emirates)	1.4
8.	PDD Holdings, Inc., ADR (China)	1.1
9.	Meituan (China)	0.9
10.	Infosys Ltd. (India)	0.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
China	27.8%
India	17.2
Taiwan	15.0
South Korea	11.8
Brazil	5.1
Saudi Arabia	3.8
United Arab Emirates	3.0
South Africa	2.8
Indonesia	2.1
Mexico	2.0
Thailand	1.7
Malaysia	1.6
Others (each less than 1.0%)	5.2
Short-Term Investments	0.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

October 31, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan BetaBuilders Emerging Markets Equity ETF
FUND COMMENTARY
FOR THE PERIOD May 10, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited) (continued)

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $44.76 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $44.86.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders Emerging Markets Equity ETF
Net Asset Value	May 10, 2023	(4.88)%
Market Price		(4.67)
LIFE OF FUND PERFORMANCE (5/10/23 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on May 10, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Emerging Markets Equity ETF and Morningstar® Emerging Markets Target Market Exposure IndexSM (net total return) from May 10, 2023 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Emerging Markets Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Morningstar® Emerging Markets Target Market Exposure IndexSM (net total return) is a rules based, float market capitalization-weighted index designed to provide exposure to large-
and mid-cap stocks in emerging markets representing the top 85% of the investable universe by float-adjusted market capitalization. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan BetaBuilders Europe ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	16.74%
Market Price **	16.81%
Morningstar® Developed Europe Target Market Exposure IndexSM (net total return)	15.92%
Net Assets as of 10/31/2023	$5,143,360,575
Fund Ticker	BBEU
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Europe ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float, adjusted market capitalization-weighted index consisting of equity securities from developed European countries or regions, including: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the U.K. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund provided a positive absolute performance for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations and in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the financials and industrials sectors were leading contributors to absolute performance, while their exposures to the real estate and communication services sectors were the smallest contributors and no sectors detracted from absolute performance.
By country, the Fund’s and the Underlying Index’s exposures to France and the U.K. were leading contributors to absolute performance, while their exposures to Finland were the sole country detractors from absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were to the financials and health care sectors and their smallest allocations were to the real estate and communication services sectors. The Fund’s and the Underlying Index’s largest country allocations were to the U.K. and France and their smallest allocations were to Portugal and Austria.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novo Nordisk A/S, Class B (Denmark)	3.4%
2.	Nestle SA (Registered)	3.1
3.	ASML Holding NV (Netherlands)	2.6
4.	Shell plc (Netherlands)	2.3
5.	AstraZeneca plc (United Kingdom)	2.1
6.	Novartis AG (Registered) (Switzerland)	2.1
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
8.	Roche Holding AG	1.9
9.	TotalEnergies SE (France)	1.7
10.	HSBC Holdings plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
United Kingdom	18.0%
France	15.3
Germany	11.9
United States	9.9
Switzerland	8.6
Netherlands	8.3
Denmark	5.1
Sweden	4.8
Italy	3.8
Spain	3.8
Finland	1.8
Australia	1.7
Belgium	1.4
Norway	1.2
Others (each less than 1.0%)	3.6
Short-Term Investments	0.8

12	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.36 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $49.40.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan BetaBuilders Europe ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Europe ETF
Net Asset Value	June 15, 2018	16.74%	5.24%	3.10%
Market Price		16.81	5.21	3.11
LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Europe ETF and Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) from June 15, 2018 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Europe equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	15.69%
Market Price **	16.04%
Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return)	14.66%
Net Assets as of 10/31/2023	$3,560,296,677
Fund Ticker	BBIN
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted, market capitalization-weighted index, which consists of equity securities from developed countries or regions outside the U.S. and Canada. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations and in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the financials and consumer discretionary sectors were leading contributors to absolute performance, while their exposures to the real estate and health care sectors were leading detractors from absolute performance.
By country, the Fund’s and the Underlying Index’s exposures to Japan and France were leading contributors to absolute performance, while their exposures to Australia and Israel were leading detractors from absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were to the financials and industrials sectors, while their smallest allocations were to the real estate and utilities sectors. The Fund’s and the Underlying
Index’s largest country allocations were to Japan and the U.K. and their smallest allocations were to New Zealand and Portugal.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novo Nordisk A/S, Class B (Denmark)	2.1%
2.	Nestle SA (Registered)	2.0
3.	ASML Holding NV (Netherlands)	1.7
4.	Toyota Motor Corp. (Japan)	1.5
5.	Shell plc (Netherlands)	1.5
6.	AstraZeneca plc (United Kingdom)	1.3
7.	Novartis AG (Registered) (Switzerland)	1.3
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.3
9.	Roche Holding AG	1.2
10.	TotalEnergies SE (France)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	24.9%
United Kingdom	11.5
France	9.7
Australia	7.6
Germany	7.5
United States	6.8
Switzerland	5.4
Netherlands	5.3
Denmark	3.3
Sweden	3.1
Italy	2.4
Spain	2.4
Hong Kong	2.1
Singapore	1.4
Finland	1.2
Others (each less than 1.0%)	4.3
Short-Term Investments	1.1

October 31, 2023	J.P. Morgan Exchange-Traded Funds	15

JPMorgan BetaBuilders International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.43 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $50.62.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders International Equity ETF
Net Asset Value	December 3, 2019	15.69%	2.91%
Market Price		16.04	3.00
LIFE OF FUND PERFORMANCE (12/3/19 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on December 3, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders International Equity ETF and Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) from December 3, 2019 to October 31, 2023. The performance of the Fund reflects the deduction of Fund  expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Markets ex-North America equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some foreign markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	17

JPMorgan BetaBuilders Japan ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	18.51%
Market Price **	19.65%
Morningstar® Japan Target Market Exposure IndexSM (net total return)	16.83%
Net Assets as of 10/31/2023	$8,797,309,934
Fund Ticker	BBJP
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted, market capitalization-weighted index, which consists stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations and in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the financials and industrials sectors were leading contributors to absolute performance, while their exposures to the health care sector was the sole sector detractor from absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the industrials and consumer discretionary sectors and their smallest allocations were to the energy and utilities sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Toyota Motor Corp. (Japan)	5.9%
2.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.9
3.	Sony Group Corp. (Japan)	2.9
4.	Keyence Corp. (Japan)	2.1
5.	Mitsubishi Corp. (Japan)	1.8
6.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.8
7.	Tokyo Electron Ltd. (Japan)	1.7
8.	Shin-Etsu Chemical Co. Ltd. (Japan)	1.7
9.	Hitachi Ltd. (Japan)	1.6
10.	Mitsui & Co. Ltd. (Japan)	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	23.0%
Consumer Discretionary	19.8
Financials	12.9
Information Technology	12.5
Health Care	8.1
Communication Services	6.8
Consumer Staples	6.4
Materials	4.9
Real Estate	3.5
Utilities	1.1
Others (each less than 1.0%)	0.9
Short-Term Investments	0.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $48.68 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at

18	J.P. Morgan Exchange-Traded Funds	October 31, 2023

the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $49.19.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	19

JPMorgan BetaBuilders Japan ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Japan ETF
Net Asset Value	June 15, 2018	18.51%	3.11%	1.23%
Market Price		19.65	3.36	1.43
LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Japan ETF and Morningstar® Japan Target Market Exposure IndexSM (net total return) from June 15, 2018 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Japan Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. Morningstar® Japan Target Market Exposure IndexSM (net total return) is a rule based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Japanese equity markets.  Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	10.25%
Market Price **	10.20%
Morningstar® US Target Market Exposure IndexSM	10.28%
Net Assets as of 10/31/2023	$2,173,038,499
Fund Ticker	BBUS
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted, market capitalization-weighted index consisting of equity securities traded primarily in the U.S. It targets 85% of those stocks by market capitalization and primarily includes large- and mid-cap companies. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute return for the twelve months ended October 31, 2023 and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the information technology and communication services sectors were leading contributors to absolute performance, while their exposures to the health care and financials sectors detracted from absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the information technology and health care sectors, while their smallest allocations were to the materials and real estate sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.7%
2.	Apple, Inc.	6.7
3.	Amazon.com, Inc.	3.2
4.	NVIDIA Corp.	2.7
5.	Alphabet, Inc., Class A	2.0
6.	Meta Platforms, Inc., Class A	1.8
7.	Alphabet, Inc., Class C	1.7
8.	Berkshire Hathaway, Inc., Class B	1.7
9.	Tesla, Inc.	1.5
10.	UnitedHealth Group, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.7%
Health Care	12.7
Financials	12.4
Consumer Discretionary	10.3
Communication Services	8.4
Industrials	8.2
Consumer Staples	6.2
Energy	4.4
Utilities	2.4
Materials	2.3
Real Estate	2.3
Short-Term Investments	2.7

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $75.32 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price

October 31, 2023	J.P. Morgan Exchange-Traded Funds	21

JPMorgan BetaBuilders U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $75.33.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Equity ETF
Net Asset Value	March 12, 2019	10.25%	10.81%
Market Price		10.20	10.81
LIFE OF FUND PERFORMANCE (3/12/19 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on March 12, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Equity ETF and the Morningstar® US Target Market Exposure IndexSM from March 12, 2019 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. Morningstar® US Target Market Exposure IndexSM is a free float-adjusted market capitalization-weighted index which consists of stocks traded primarily on the U.S. stock exchanges. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	23

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(2.57)%
Market Price **	(2.39)%
Morningstar® US Mid Cap Target Market Exposure Extended IndexSM	(2.62)%
Net Assets as of 10/31/2023	$1,414,162,491
Fund Ticker	BBMC
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index consists of mid-cap equity securities traded primarily in the U.S. It targets those securities that fall between the 85th and 95th percentiles in market capitalization of the free float adjusted investable universe. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund generated a negative absolute return for the twelve months ended October 31, 2023 and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the health care and financials sectors were leading detractors from absolute performance, while their exposures to the industrials and information technology sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the industrials and financials sectors, while their smallest allocations were to communication services and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	First Citizens BancShares, Inc., Class A	0.5%
2.	Ares Management Corp.	0.5
3.	Jabil, Inc.	0.5
4.	Deckers Outdoor Corp.	0.5
5.	Reliance Steel & Aluminum Co.	0.5
6.	Axon Enterprise, Inc.	0.5
7.	Vertiv Holdings Co.	0.4
8.	Builders FirstSource, Inc.	0.5
9.	DraftKings, Inc., Class A	0.4
10.	Carlisle Cos., Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	19.8%
Financials	13.4
Consumer Discretionary	11.9
Information Technology	10.5
Health Care	9.1
Materials	5.7
Real Estate	5.5
Energy	5.1
Consumer Staples	3.8
Utilities	2.5
Communication Services	1.9
Short-Term Investments	10.8

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $71.06 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on

24	J.P. Morgan Exchange-Traded Funds	October 31, 2023

the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $71.06.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	25

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Net Asset Value	April 14, 2020	(2.57)%	11.21%
Market Price		(2.39)	11.21
LIFE OF FUND PERFORMANCE (4/14/20 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on April 14, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Mid Cap Equity ETF and Morningstar® US Mid Cap Target Market Exposure Extended IndexSM from April 14, 2020 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Mid Cap Target Market Exposure
Extended IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Morningstar® US Mid Cap Target Market Exposure Extended IndexSM is a free float adjusted market capitalization weighted index that consists of mid cap U.S. equity securities. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(8.15)%
Market Price **	(7.81)%
Morningstar® US Small Cap Target Market Exposure Extended IndexSM	(8.18)%
Net Assets as of 10/31/2023	$623,722,887
Fund Ticker	BBSC
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Small Cap Target Market Exposure Extended IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index primarily consists of small-cap equity securities primarily traded in the U.S. It targets those securities that fall between the 95th and 99th percentiles in market capitalization of the free float adjusted investable universe. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
The Fund generated a negative absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the health care and financials sectors were leading detractors from absolute performance, while their exposures to the energy and industrials sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and industrials sectors and their smallest allocations were to the utilities and materials sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Patterson-UTI Energy, Inc.	0.3%
2.	Wayfair, Inc., Class A	0.3
3.	Equitrans Midstream Corp.	0.3
4.	Affirm Holdings, Inc.	0.3
5.	FTAI Aviation Ltd.	0.3
6.	Boise Cascade Co.	0.3
7.	Varonis Systems, Inc.	0.3
8.	Appfolio, Inc., Class A	0.3
9.	SPX Technologies, Inc.	0.3
10.	Insmed, Inc.	0.3

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	16.6%
Industrials	14.2
Information Technology	11.5
Health Care	11.1
Consumer Discretionary	10.6
Real Estate	6.7
Energy	5.0
Consumer Staples	3.0
Communication Services	2.9
Materials	2.8
Others (each less than 1.0%)	0.8
Short-Term Investments	14.8

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.40 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on

October 31, 2023	J.P. Morgan Exchange-Traded Funds	27

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $49.32.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

28	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Net Asset Value	November 16, 2020	(8.15)%	0.00%
Market Price		(7.81)	(0.05)
LIFE OF FUND PERFORMANCE (11/16/20 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on November 16, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Small Cap Equity ETF and Morningstar® US Small Cap Target Market Exposure Extended IndexSM from November 16, 2020 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Small Cap Target
Market Exposure Extended IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Morningstar® US Small Cap Target Market Exposure Extended IndexSM is a free float-adjusted market capitalization-weighted index that consists of small cap U.S. equity securities. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	29

JPMorgan Carbon Transition U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	9.85%
Market Price **	9.85%
JPMorgan Asset Management Carbon Transition U.S. Equity Index	9.99%
Russell 1000 Index	9.48%
Net Assets as of 10/31/2023	$5,673,139
Fund Ticker	JCTR
INVESTMENT OBJECTIVE***
The JPMorgan Carbon Transition U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which primarily tracks large- and mid-cap equity securities of companies located in the U.S. and is designed to capture the performance of companies that have been identified through the Underlying Index’s rules-based process as better positioned to benefit from a transition to a lower carbon economy while also providing broader U.S. market exposure. Companies are then evaluated based on the rules-based process to determine how they effectively manage emissions, resources and carbon-related risks and are ranked within each sector.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index performed in line with the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s exposures to the technology and consumer discretionary sectors were leading contributors to absolute performance, while their exposures to the health care and energy sectors were leading detractors from absolute performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s exposures within the technology and consumer discretionary sectors were leading contributors to performance, while their exposures within the industrials and financials sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and consumer discretionary sectors, while their smallest allocations were to the basic materials and telecommunications sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.9%
2.	Microsoft Corp.	6.4
3.	Alphabet, Inc., Class A	3.4
4.	Amazon.com, Inc.	2.9
5.	NVIDIA Corp.	2.8
6.	Tesla, Inc.	1.7
7.	UnitedHealth Group, Inc.	1.6
8.	Eli Lilly & Co.	1.5
9.	Meta Platforms, Inc., Class A	1.5
10.	Exxon Mobil Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	29.2%
Financials	14.2
Health Care	13.8
Consumer Discretionary	10.4
Communication Services	8.1
Industrials	7.9
Consumer Staples	5.3
Energy	4.3
Real Estate	2.6
Utilities	2.2
Materials	1.8
Short-Term Investments	0.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

30	J.P. Morgan Exchange-Traded Funds	October 31, 2023

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $56.73 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $56.74.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	31

JPMorgan Carbon Transition U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Carbon Transition U.S. Equity ETF
Net Asset Value	December 9, 2020	9.85%	6.36%
Market Price		9.85	6.36
LIFE OF FUND PERFORMANCE (12/9/20 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on December 9, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Carbon Transition U.S. Equity ETF, the JPMorgan Asset Management Carbon Transition U.S. Equity Index and the Russell 1000 Index from December 9, 2020 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The JPMorgan Asset Management Carbon Transition U.S. Equity Index is a rules-based, proprietary index designed to achieve a meaningful reduction in carbon intensity without relying on significant exclusions or sector deviations. It is a proprietary index designed to reflect the performance of a subset of the U.S. large and midcap companies in developed markets that, based on the index rules, are determined to be best positioned to benefit from a transition to a low-carbon economy. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Diversified Return Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	9.72%
Market Price **	8.78%
JP Morgan Diversified Factor Emerging Markets Equity Index (net total return)	10.44%
FTSE Emerging Index (net total return)	10.91%
Net Assets as of 10/31/2023	$269,498,902
Fund Ticker	JPEM
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap equity securities from emerging markets, diversified across regions, super-sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering differences in the net asset value calculations and foreign exchange pricing between the Underlying Index and the Fund and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index underperformed the FTSE Emerging Index, which is a more traditional market capitalization-weighted index.
From a super-sector perspective, the Fund’s and the Underlying Index’s positions in the industrials and consumer super-sectors were leading contributors to absolute performance, while their positions in the commodities and defensives super-sectors were the smallest contributors to absolute performance and no super-sector detracted from absolute performance.
From a regional perspective, the Fund’s and the Underlying Index’s positions in China and in the Europe, Middle East and Africa region were leading contributors to absolute performance, while their positions in Latin America and Asia Pacific, excluding China, were the smallest regional contributors to absolute performance and no region detracted from absolute performance.
Relative to the FTSE Emerging Index, the Fund’s and the Underlying Index’s underweight positions in China were leading detractors from performance, while their underweight positions  within Europe, the Middle East and Africa and their overweight positions in Latin America were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the defensives and the consumer super-sector, while their smallest allocations were to the commodities and financials super-sectors. The Fund’s and the Underlying Index’s largest regional allocations were to Asia Pacific and Europe, Middle East and Africa while their smallest allocations were to China and Latin America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Diversified Return Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $48.12 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $47.99.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Infosys Ltd. (India)	1.6%
2.	Petroleo Brasileiro SA (Preference) (Brazil)	1.2
3.	Vale SA (Brazil)	1.2
4.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.1
5.	Hindustan Unilever Ltd. (India)	1.0
6.	Grupo Financiero Banorte SAB de CV, Class O (Mexico)	0.9
7.	Tata Consultancy Services Ltd. (India)	0.9
8.	Bank of China Ltd., Class H (China)	0.9
9.	Saudi Arabian Oil Co. (Saudi Arabia)	0.8
10.	Reliance Industries Ltd. (India)	0.8

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
China	22.9%
Taiwan	11.4
India	11.0
Turkey	9.4
Brazil	8.9
Mexico	7.5
Saudi Arabia	4.8
Indonesia	4.3
Thailand	3.7
South Africa	3.1
United Arab Emirates	2.4
Malaysia	2.1
Greece	1.7
Qatar	1.7
Kuwait	1.5
Chile	1.2
Others (each less than 1.0%)	2.4

34	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value	January 7, 2015	9.72%	2.80%	2.81%
Market Price		8.78	2.78	2.78
LIFE OF FUND PERFORMANCE (1/7/15 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on January 7, 2015.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Emerging Markets Equity ETF, the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and the FTSE Emerging Index (net total return) from January 7, 2015 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and the FTSE Emerging Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return). JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) is comprised of large- and mid-cap equity securities selected from the FTSE Emerging Index (net total return). The index is designed to reflect the performance of emerging market securities representing the following diversified set of factors: value, momentum and quality. The FTSE Emerging Index (net total return) provides investors with a comprehensive means of measuring the performance of the most liquid companies in the emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Diversified Return International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	15.19%
Market Price **	15.26%
JP Morgan Diversified Factor International Equity Index (net total return)	14.85%
FTSE Developed ex North America Index (net total return)	14.09%
Net Assets as of 10/31/2023	$353,175,379
Fund Ticker	JPIN
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap equity securities in developed markets outside of North America, diversified across regions, sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute performance for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, as well as differences due to specific trading limits, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index outperformed the FTSE Developed ex North America Index, which is a more traditional market capitalization-weighted index.
From a sector perspective, the Fund’s and the Underlying Index’s positions in the utilities and financials sectors were leading contributors to absolute performance, while their positions in the real estate and telecommunication sectors were the smallest contributors to absolute performance and no sectors detracted from absolute performance.
From a regional perspective, the Fund’s and Underlying Index’s positions in Japan and Europe, excluding the U.K., were leading contributors to absolute performance. Their positions in the Pacific region, excluding Japan, and in the U.K. were the smallest contributors to absolute performance and no regions detracted from absolute performance.
Relative to the FTSE Developed ex North America Index, the Fund’s and the Underlying Index’s multi-factor security selections in the consumer staples and industrials sectors were leading contributors to performance, while their overweight positions in the real estate sector and their underweight positions in the financials sector were leading detractors from relative performance.
The Fund’s and the Underlying Index’s multi-factor security selections in Japan and the Pacific region were leading contributors to relative performance, while their multi-factor security selections in Europe, excluding the U.K., and their overweight positions in the Pacific, excluding Japan, were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer staples and industrials sectors, while their smallest allocations were to the energy and telecommunications sectors. By region, the Fund’s and the Underlying Index’s largest allocations were to Japan and Pacific and their smallest allocations were to Europe and the U.K.

36	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.05 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $49.17.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	BAE Systems plc (United Kingdom)	0.5%
2.	Deutsche Telekom AG (Registered) (Germany)	0.4
3.	Novo Nordisk A/S, Class B (Denmark)	0.4
4.	Japan Tobacco, Inc. (Japan)	0.4
5.	GSK plc	0.4
6.	Wolters Kluwer NV (Netherlands)	0.4
7.	Lenovo Group Ltd. (China)	0.4
8.	Origin Energy Ltd. (Australia)	0.4
9.	TotalEnergies SE (France)	0.4
10.	HSBC Holdings plc (United Kingdom)	0.4

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	29.4%
United Kingdom	15.9
Australia	11.0
South Korea	6.9
France	4.7
Singapore	3.5
Netherlands	3.3
United States	3.1
Hong Kong	3.0
Italy	2.5
Germany	2.5
Spain	2.4
Sweden	2.1
Switzerland	1.4
China	1.2
Norway	1.1
Finland	1.1
Others (each less than 1.0%)	4.2
Short-Term Investments	0.7

October 31, 2023	J.P. Morgan Exchange-Traded Funds	37

JPMorgan Diversified Return International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return International Equity ETF
Net Asset Value	November 5, 2014	15.19%	2.16%	2.79%
Market Price		15.26	2.26	2.81
LIFE OF FUND PERFORMANCE (11/5/14 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on November 5, 2014.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Equity ETF, the JP Morgan Diversified Factor International Equity Index (net total return) and the FTSE Developed ex North America Index (net total return) from November 5, 2014 to  October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor International Equity Index (net total return) and the FTSE Developed ex North America Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor International Equity Index (net total return) and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor International Equity Index (net total return). JP Morgan Diversified Factor International Equity Index (net total return) is comprised of large- and mid-cap equity securities selected from the FTSE Developed ex North America Index (net total return). The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The FTSE Developed ex North America Index (net total return) is part of a range of indices designed to help investors benchmark their international investments. The index comprises large- and mid-cap stocks providing coverage of developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world's investable market capitalization. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

38	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Diversified Return U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(0.34)%
Market Price **	(0.45)%
JP Morgan Diversified Factor US Equity Index	(0.17)%
Russell 1000 Index	9.48%
Net Assets as of 10/31/2023	$420,166,041
Fund Ticker	JPUS
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap equity securities of U.S. companies, diversified across sectors and individual securities. The Underlying Index uses a rules-based proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund produced a negative absolute performance for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s positions in the consumer staples and telecommunications sectors were leading detractors from absolute performance, while their positions in the technology and industrials sectors were leading contributors to absolute performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s underweight positions in the technology sector and their overweight positions in the utilities sector were leading detractors from performance, while their multi-factor security selections in the utilities and health care sectors were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer staples and health care sectors, while their smallest allocations were to the telecommunications and energy sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Casey's General Stores, Inc.	0.5%
2.	McKesson Corp.	0.5
3.	Progressive Corp. (The)	0.4
4.	UnitedHealth Group, Inc.	0.4
5.	Cencora, Inc.	0.4
6.	T-Mobile US, Inc.	0.4
7.	United States Steel Corp.	0.4
8.	Marathon Petroleum Corp.	0.4
9.	Vertex Pharmaceuticals, Inc.	0.4
10.	Vistra Corp.	0.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Consumer Staples	14.3%
Utilities	11.0
Health Care	10.5
Industrials	9.3
Real Estate	8.7
Consumer Discretionary	8.3
Financials	8.2
Technology	7.2
Basic Materials	6.7
Energy	5.9
Telecommunications	5.2
Short-Term Investments	4.7

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $91.34 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the

October 31, 2023	J.P. Morgan Exchange-Traded Funds	39

JPMorgan Diversified Return U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $91.34.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

40	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value	September 29, 2015	(0.34)%	7.83%	9.72%
Market Price		(0.45)	7.82	9.72
LIFE OF FUND PERFORMANCE (9/29/15 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 29, 2015.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Equity ETF, the JP Morgan Diversified Factor US Equity Index, and the Russell 1000 Index from September 29, 2015 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Equity Index and Russell 1000 Index  does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Equity Index. JP Morgan Diversified Factor US Equity Index is comprised of U.S. large and mid-cap equity securities selected from the constituents of the Russell 1000 Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	41

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(1.78)%
Market Price **	(1.85)%
JP Morgan Diversified Factor US Mid Cap Equity Index	(1.57)%
Russell Midcap Index	(1.01)%
Net Assets as of 10/31/2023	$310,063,947
Fund Ticker	JPME
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks mid-cap U.S. equity securities diversified across sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund provided a positive absolute performance for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index underperformed the Russell Midcap Index, which is a more traditional market capitalization weighted index.
The Fund’s and the Underlying Index’s positions in the telecommunications and real estate sectors were leading detractors from absolute performance, while the Fund’s and the Underlying Index’s positions in the industrials and technology sectors were leading contributors to absolute performance.
Relative to the Russell Midcap Index, the Fund’s and the Underlying Index’s multi-factor security selections in the telecommunications sector and their underweight positions in the industrials sector were leading detractors from performance, while their multi-factor security selections in the health care and basic materials sectors were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the health care and industrials sectors and their smallest allocations were to the telecommunications and energy sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Casey's General Stores, Inc.	0.5%
2.	United States Steel Corp.	0.4
3.	Jabil, Inc.	0.4
4.	Cencora, Inc.	0.4
5.	Diamondback Energy, Inc.	0.4
6.	Vistra Corp.	0.4
7.	Chemed Corp.	0.4
8.	Republic Services, Inc.	0.4
9.	Cardinal Health, Inc.	0.4
10.	Aflac, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Utilities	10.8%
Industrials	10.0
Real Estate	9.9
Health Care	9.7
Consumer Discretionary	9.2
Financials	9.0
Consumer Staples	8.9
Technology	7.8
Basic Materials	7.5
Energy	6.6
Telecommunications	2.7
Short-Term Investments	7.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $80.54 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the

42	J.P. Morgan Exchange-Traded Funds	October 31, 2023

market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $80.44.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	43

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value	May 11, 2016	(1.78)%	7.15%	8.30%
Market Price		(1.85)	7.12	8.28
LIFE OF FUND PERFORMANCE (5/11/16 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on May 11, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JP Morgan Diversified Factor US Mid Cap Equity Index and the Russell Midcap Index from May 11, 2016 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Mid Cap Equity Index and Russell Midcap Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Mid Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Mid Cap Equity Index. The JP Morgan Diversified Factor US Mid Cap Equity Index is comprised of U.S. mid-cap equity securities selected from the Russell Midcap Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell Midcap Index is a market capitalization-weighted index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale  of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

44	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Diversified Return U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.55)%
Market Price **	(4.77)%
JP Morgan Diversified Factor US Small Cap Equity Index	(4.35)%
Russell 2000 Index	(8.56)%
Net Assets as of 10/31/2023	$386,208,306
Fund Ticker	JPSE
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks small-cap equity securities of U.S. companies, diversified across sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 2000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s positions in the health care and telecommunications sectors were leading detractors from absolute performance, while their positions in the industrials and energy sectors were leading contributors to absolute performance.
Relative to the Russell 2000 Index, the Fund’s and the Underlying Index’s multi-factor security selections and underweight positions in the health care and financials sectors were leading contributors to performance, while their overweight positions in the telecommunications sector and their underweight positions in the industrials sector were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and industrials sectors, while their smallest allocations were to the telecommunications and utilities sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Hostess Brands, Inc.	0.4%
2.	GEO Group, Inc. (The)	0.3
3.	Teekay Tankers Ltd., Class A (Canada)	0.3
4.	Sprouts Farmers Market, Inc.	0.3
5.	BellRing Brands, Inc.	0.3
6.	Sabra Health Care REIT, Inc.	0.3
7.	CareTrust REIT, Inc.	0.3
8.	Apple Hospitality REIT, Inc.	0.3
9.	Phillips Edison & Co., Inc.	0.3
10.	Simply Good Foods Co. (The)	0.3

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	11.1%
Real Estate	10.9
Industrials	10.6
Consumer Discretionary	8.8
Technology	8.1
Health Care	8.1
Consumer Staples	7.9
Basic Materials	7.9
Energy	6.2
Utilities	4.6
Telecommunications	4.4
Short-Term Investments	11.4

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $37.31 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the

October 31, 2023	J.P. Morgan Exchange-Traded Funds	45

JPMorgan Diversified Return U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $37.30.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

46	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value	November 15, 2016	(4.55)%	6.31%	7.29%
Market Price		(4.77)	6.30	7.28
LIFE OF FUND PERFORMANCE (11/15/16 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on November 15, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Small Cap Equity ETF, the JP Morgan Diversified Factor US Small Cap Equity Index and the Russell 2000 Index from November 15, 2016 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Small Cap Equity Index and Russell 2000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Small Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Small Cap Equity Index. The JP Morgan Diversified Factor US Small Cap Equity Index is comprised of U.S. small cap equity securities selected from the Russell 2000 Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell 2000 Index is an unmanaged index, measuring performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	47

JPMorgan U.S. Momentum Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	6.10%
Market Price **	6.02%
JP Morgan US Momentum Factor Index	6.21%
Russell 1000 Growth Index	18.95%
Russell 1000 Index	9.48%
Net Assets as of 10/31/2023	$301,926,586
Fund Ticker	JMOM
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Momentum Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. equity securities selected to represent positive momentum factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a momentum factor to identify companies that have higher risk-adjusted returns relative to those of their sector peers over a twelve-month period. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute performance for the twelve months ended October 31, 2023 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index underperformed both the Russell 1000 Growth Index and the Russell 1000 Index, which are more traditional market capitalization-weighted indexes.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and industrials sectors were leading contributors to performance, while their positions in the consumer staples and energy sectors were leading detractors from performance.
Relative to the Russell 1000 Growth Index, the Fund’s and the Underlying Index’s security selections and underweight positions in the technology sector and their security selections in the consumer discretionary sector were leading detractors from performance, while their security selections in the energy sector and underweight positions in the consumer discretionary sector were the largest contributors to relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and Underlying Index’s largest allocations were to the technology and consumer discretionary sectors and their smallest allocations were to the basic materials and telecommunications sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Meta Platforms, Inc., Class A	2.2%
2.	Eli Lilly & Co.	2.2
3.	Microsoft Corp.	2.1
4.	Apple, Inc.	1.9
5.	Berkshire Hathaway, Inc., Class B	1.9
6.	NVIDIA Corp.	1.8
7.	Broadcom, Inc.	1.8
8.	UnitedHealth Group, Inc.	1.8
9.	Home Depot, Inc. (The)	1.5
10.	Costco Wholesale Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Technology	30.7%
Consumer Discretionary	13.8
Industrials	12.7
Health Care	12.6
Financials	10.4
Consumer Staples	5.3
Energy	4.6
Utilities	2.8
Real Estate	2.6
Telecommunications	2.4
Basic Materials	1.9
Short-Term Investments	0.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

48	J.P. Morgan Exchange-Traded Funds	October 31, 2023

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $39.99 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $39.99.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	49

JPMorgan U.S. Momentum Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan U.S. Momentum Factor ETF
Net Asset Value	November 8, 2017	6.10%	10.23%	9.41%
Market Price		6.02	10.22	9.41
LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Momentum Factor ETF, the JP Morgan US Momentum Factor Index, the Russell 1000 Growth Index and the Russell 1000 Index from November 8, 2017 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Momentum Factor Index, Russell 1000 Growth Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Momentum Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Momentum Factor Index. The JP Morgan US
Momentum Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a subset of U.S. securities selected utilizing a momentum factor to identify companies that have had better recent performance compared to other securities without undue concentration in individual securities. The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

50	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan U.S. Quality Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	12.15%
Market Price **	12.14%
JP Morgan US Quality Factor Index	12.24%
Russell 1000 Index	9.48%
Net Assets as of 10/31/2023	$2,402,223,606
Fund Ticker	JQUA
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Quality Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. equity securities selected to represent quality factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a quality factor to identify higher quality companies relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute performance for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and financials sectors were leading contributors to performance, while their positions in the energy and real estate sectors were leading detractors from performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selections in the technology and financials sectors were leading contributors to performance. The Fund’s and the Underlying Index’s security selections in the consumer discretionary and telecommunications sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and consumer discretionary sectors, while their smallest allocations were to the basic materials and telecommunications sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Meta Platforms, Inc., Class A	2.1%
2.	Eli Lilly & Co.	2.0
3.	Microsoft Corp.	2.0
4.	Visa, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.9
6.	Apple, Inc.	1.9
7.	Berkshire Hathaway, Inc., Class B	1.9
8.	NVIDIA Corp.	1.7
9.	Broadcom, Inc.	1.7
10.	Procter & Gamble Co. (The)	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Technology	29.7%
Consumer Discretionary	13.4
Industrials	12.2
Health Care	12.2
Financials	9.7
Consumer Staples	5.1
Energy	4.4
Utilities	2.6
Real Estate	2.6
Telecommunications	2.3
Basic Materials	1.9
Short-Term Investments	3.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $42.18 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the

October 31, 2023	J.P. Morgan Exchange-Traded Funds	51

JPMorgan U.S. Quality Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $42.20.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

52	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan U.S. Quality Factor ETF
Net Asset Value	November 8, 2017	12.15%	11.46%	10.95%
Market Price		12.14	11.47	10.95
LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Quality Factor ETF, the JP Morgan US Quality Factor Index and the Russell 1000 Index from November 8, 2017 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Quality Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Quality Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Quality Factor Index. The JP Morgan US Quality Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a quality factor to identifying higher quality companies as measured by profitability, solvency, and earnings quality without undue concentration in individual securities. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	53

JPMorgan U.S. Value Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	4.11%
Market Price **	4.11%
JP Morgan US Value Factor Index	4.17%
Russell 1000 Value Index	0.13%
Russell 1000 Index	9.48%
Net Assets as of 10/31/2023	$683,645,621
Fund Ticker	JVAL
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Value Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. equity securities selected to represent value factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a relative valuation factor to identify companies with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund generated a positive absolute return for the twelve months ended October 31, 2023, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index outperformed the Russell 1000 Value Index and underperformed the Russell 1000 Index, which are more traditional market capitalization-weighted indexes.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and industrials sectors were leading contributors to performance, while their positions in the health care and financials sectors were leading detractors from performance.
Relative to the Russell 1000 Value Index, the Fund’s and the Underlying Index’s overweight positions in the technology sector and their security selections in the energy sector were leading contributors to performance. The Fund’s and the Underlying Index’s security selections in the technology and financials sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and consumer discretionary sectors, while their smallest allocations were to the basic materials and telecommunication sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Meta Platforms, Inc., Class A	2.1%
2.	UnitedHealth Group, Inc.	2.1
3.	Microsoft Corp.	2.1
4.	Alphabet, Inc., Class A	1.9
5.	Apple, Inc.	1.9
6.	Broadcom, Inc.	1.7
7.	Johnson & Johnson	1.5
8.	Merck & Co., Inc.	1.4
9.	Cisco Systems, Inc.	1.0
10.	Salesforce, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Technology	29.4%
Consumer Discretionary	12.9
Health Care	12.5
Industrials	12.2
Financials	9.2
Consumer Staples	5.1
Energy	4.6
Utilities	2.6
Real Estate	2.5
Telecommunications	2.3
Basic Materials	1.8
Short-Term Investments	4.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

54	J.P. Morgan Exchange-Traded Funds	October 31, 2023

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $33.35 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $33.33.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	55

JPMorgan U.S. Value Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan U.S. Value Factor ETF
Net Asset Value	November 8, 2017	4.11%	8.49%	7.60%
Market Price		4.11	8.48	7.59
LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Value Factor ETF, the JP Morgan US Value Factor Index, the Russell 1000 Value Index and the Russell 1000 Index from November 8, 2017 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Value Factor Index, Russell 1000 Value Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Value Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Value Factor Index. The JP Morgan US Value Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a value factor to identify companies with attractive valuations without undue concentration in individual securities.  The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

56	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders Canada ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.5%
Aerospace & Defense — 0.4%
CAE, Inc. *	1,092,243	22,809,704
Automobile Components — 0.8%
Magna International, Inc.	914,136	43,928,627
Banks — 22.3%
Bank of Montreal (a)	2,447,960	184,980,515
Bank of Nova Scotia (The)	4,113,591	166,560,761
Canadian Imperial Bank of Commerce	3,153,929	111,237,546
National Bank of Canada	1,160,323	72,142,094
Royal Bank of Canada (a)	4,793,299	382,841,750
Toronto-Dominion Bank (The)	6,303,018	352,069,064
		1,269,831,730
Broadline Retail — 1.5%
Canadian Tire Corp. Ltd., Class A (a)	180,301	17,391,067
Dollarama, Inc.	970,463	66,272,108
		83,663,175
Capital Markets — 3.6%
Brookfield Asset Management Ltd., Class A	1,189,854	34,106,145
Brookfield Corp.	4,996,294	145,556,357
IGM Financial, Inc.	277,906	6,256,517
TMX Group Ltd.	956,717	19,924,274
		205,843,293
Chemicals — 1.6%
Nutrien Ltd.	1,697,733	91,182,372
Commercial Services & Supplies — 3.1%
GFL Environmental, Inc.	709,750	20,446,737
RB Global, Inc.	624,548	40,870,908
Waste Connections, Inc. (a)	884,504	114,527,880
		175,845,525
Construction & Engineering — 1.0%
WSP Global, Inc.	427,836	55,992,757
Consumer Staples Distribution & Retail — 4.5%
Alimentation Couche-Tard, Inc.	2,548,982	138,757,996
Empire Co. Ltd., Class A	532,697	14,597,069
George Weston Ltd.	208,047	22,566,742
Loblaw Cos. Ltd.	511,385	41,825,338
Metro, Inc.	789,715	40,113,593
		257,860,738
Containers & Packaging — 0.3%
CCL Industries, Inc., Class B	494,913	19,350,411
INVESTMENTS	SHARES	VALUE($)

Diversified Telecommunication Services — 1.3%
BCE, Inc.	1,033,575	38,369,166
Quebecor, Inc., Class B	528,577	10,905,057
TELUS Corp.	1,639,195	26,430,431
		75,704,654
Electric Utilities — 2.2%
Emera, Inc. (a)	936,928	30,687,052
Fortis, Inc. (a)	1,670,257	66,316,460
Hydro One Ltd. (b)	1,090,099	28,267,503
		125,271,015
Financial Services — 0.1%
Nuvei Corp. (c)	214,834	2,991,487
Food Products — 0.3%
Saputo, Inc.	841,592	16,992,663
Gas Utilities — 0.3%
AltaGas Ltd.	967,208	17,966,669
Ground Transportation — 8.3%
Canadian National Railway Co.	2,025,712	214,337,640
Canadian Pacific Kansas City Ltd.	3,197,909	227,053,268
TFI International, Inc.	276,897	30,631,887
		472,022,795
Health Care Equipment & Supplies — 0.0% ^
Bausch + Lomb Corp. *	132,432	2,125,788
Hotels, Restaurants & Leisure — 1.3%
Restaurant Brands International, Inc.	1,072,136	72,016,923
Independent Power and Renewable Electricity Producers — 0.2%
Brookfield Renewable Corp.	456,415	10,383,914
Insurance — 7.8%
Fairfax Financial Holdings Ltd.	77,067	64,133,860
Great-West Lifeco, Inc.	927,141	25,686,502
iA Financial Corp., Inc.	351,820	20,471,142
Intact Financial Corp.	601,704	84,540,117
Manulife Financial Corp.	6,278,449	109,292,777
Power Corp. of Canada (a)	1,914,179	46,116,979
Sun Life Financial, Inc.	2,015,067	92,038,467
		442,279,844
IT Services — 4.6%
CGI, Inc. *	717,297	69,249,484
Shopify, Inc., Class A *	4,105,093	193,865,182
		263,114,666
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	57

JPMorgan BetaBuilders Canada ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Metals & Mining — 7.9%
Agnico Eagle Mines Ltd.	1,698,976	79,683,720
Barrick Gold Corp.	6,026,700	96,262,055
First Quantum Minerals Ltd.	1,927,702	22,338,685
Franco-Nevada Corp.	659,380	80,214,463
Ivanhoe Mines Ltd., Class A * (a)	1,966,312	14,491,227
Kinross Gold Corp.	4,214,412	22,002,771
Lundin Mining Corp.	2,255,331	14,084,129
Teck Resources Ltd., Class B	1,581,777	55,891,165
Wheaton Precious Metals Corp.	1,554,680	65,662,598
		450,630,813
Multi-Utilities — 0.4%
Algonquin Power & Utilities Corp. (a)	2,364,847	11,903,106
Canadian Utilities Ltd., Class A (a)	415,551	8,791,971
		20,695,077
Oil, Gas & Consumable Fuels — 19.2%
ARC Resources Ltd.	2,092,277	33,660,501
Cameco Corp.	1,487,616	60,856,287
Canadian Natural Resources Ltd.	3,750,649	238,169,930
Cenovus Energy, Inc.	4,622,857	88,073,468
Enbridge, Inc.	7,251,475	232,381,863
Imperial Oil Ltd. (a)	601,667	34,288,619
Keyera Corp. (a)	786,704	18,295,442
Pembina Pipeline Corp.	1,885,493	58,029,812
Suncor Energy, Inc.	4,496,317	145,613,554
TC Energy Corp.	3,534,406	121,725,784
Tourmaline Oil Corp.	1,095,340	57,920,521
		1,089,015,781
Paper & Forest Products — 0.2%
West Fraser Timber Co. Ltd.	206,535	13,938,785
Passenger Airlines — 0.3%
Air Canada *	1,156,818	13,956,059
Professional Services — 1.1%
Thomson Reuters Corp.	514,406	61,617,494
Real Estate Management & Development — 0.4%
FirstService Corp.	140,834	19,928,506
Residential REITs — 0.2%
Canadian Apartment Properties	281,629	8,289,955
Retail REITs — 0.1%
RioCan (a)	504,535	6,130,460
INVESTMENTS	SHARES	VALUE($)

Software — 2.9%
Constellation Software, Inc.	67,673	135,663,686
Open Text Corp.	931,017	31,084,253
		166,747,939
Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear, Inc.	602,763	17,121,208
Trading Companies & Distributors — 0.2%
Finning International, Inc.	509,538	13,653,818
Wireless Telecommunication Services — 0.8%
Rogers Communications, Inc., Class B	1,275,409	47,254,743
Total Common Stocks (Cost $5,430,073,969)		5,656,159,388
	NO. OF WARRANTS	VALUE ($)
Warrants — 0.0% ^
Software — 0.0% ^
Constellation Software, Inc., Zero Coupon, 3/31/2040 ‡ * (Cost $-)	65,101	—
	SHARES	VALUE($)
Short-Term Investments — 3.2%
Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (d) (e)	104,268,170	104,289,023
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (d) (e)	80,082,808	80,082,808
Total Investment of Cash Collateral from Securities Loaned (Cost $184,371,831)		184,371,831
Total Investments — 102.7% (Cost $5,614,445,800)		5,840,531,219
Liabilities in Excess of Other Assets — (2.7)%		(153,556,507)
NET ASSETS — 100.0%		5,686,974,712

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Exchange-Traded Funds	October 31, 2023

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $174,280,525.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P / TSX 60 Index	184	12/14/2023	CAD	30,108,729	(957,068)

Abbreviations
CAD	Canadian Dollar
TSX	Toronto Stock Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	59

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.6%
Australia — 59.8%
Ampol Ltd.	570,069	11,559,719
ANZ Group Holdings Ltd.	7,189,286	113,367,695
APA Group	3,012,528	15,791,494
Aristocrat Leisure Ltd.	1,553,039	38,173,867
ASX Ltd.	463,120	16,546,159
Atlas Arteria Ltd.	2,707,149	9,151,849
Aurizon Holdings Ltd.	4,403,356	9,591,011
Bendigo & Adelaide Bank Ltd.	1,359,478	7,532,053
BHP Group Ltd.	12,118,522	343,044,780
BlueScope Steel Ltd.	1,089,811	13,064,067
Brambles Ltd.	3,323,513	27,737,225
Cochlear Ltd.	157,068	24,074,463
Coles Group Ltd.	3,201,719	31,074,893
Commonwealth Bank of Australia	4,009,753	246,663,584
Computershare Ltd.	1,372,036	21,653,410
Dexus, REIT	2,572,980	10,626,896
Endeavour Group Ltd.	3,256,148	10,229,017
Fortescue Metals Group Ltd.	4,051,047	57,629,504
Goodman Group, REIT	4,100,914	54,262,922
GPT Group (The), REIT	4,582,468	10,575,553
IDP Education Ltd.	665,839	9,199,478
IGO Ltd.	1,612,276	9,762,933
Incitec Pivot Ltd.	4,646,216	8,110,828
Insurance Australia Group Ltd.	5,838,305	21,061,909
LendLease Corp. Ltd.	1,649,005	6,530,874
Lottery Corp. Ltd. (The)	5,324,520	15,369,599
Macquarie Group Ltd.	859,818	88,380,671
Medibank Pvt Ltd.	6,588,161	14,377,204
Mineral Resources Ltd.	414,064	15,261,256
Mirvac Group, REIT	9,439,337	10,952,027
National Australia Bank Ltd.	7,510,379	134,542,848
Northern Star Resources Ltd.	2,755,123	20,175,172
Orica Ltd.	1,089,634	10,181,459
Origin Energy Ltd.	4,121,180	23,906,362
Pilbara Minerals Ltd. (a)	6,742,204	15,837,422
Qantas Airways Ltd. *	2,021,379	6,332,791
QBE Insurance Group Ltd.	3,569,385	35,394,403
Ramsay Health Care Ltd.	444,065	13,750,074
REA Group Ltd.	123,260	11,315,850
Reece Ltd. (a)	509,959	5,685,899
Rio Tinto Ltd.	888,028	66,334,002
Santos Ltd.	7,769,364	37,910,294
Scentre Group, REIT	12,416,489	19,235,539
SEEK Ltd.	852,154	11,242,202
INVESTMENTS	SHARES	VALUE($)

Australia — continued
Seven Group Holdings Ltd.	373,669	6,603,337
Sonic Healthcare Ltd.	1,127,541	20,646,479
South32 Ltd.	10,873,598	23,262,804
Stockland, REIT	5,710,624	12,888,547
Suncorp Group Ltd.	3,029,838	25,788,913
Telstra Group Ltd.	9,674,227	23,458,841
TPG Telecom Ltd.	1,023,027	3,374,635
Transurban Group	7,369,324	55,479,908
Treasury Wine Estates Ltd.	1,726,814	13,303,637
Vicinity Ltd., REIT	9,256,509	10,026,019
Washington H Soul Pattinson & Co. Ltd. (a)	587,188	12,509,378
Wesfarmers Ltd.	2,713,999	87,319,744
Westpac Banking Corp.	8,394,459	110,234,209
WiseTech Global Ltd.	436,630	16,256,291
Woodside Energy Group Ltd.	4,542,214	98,928,523
Woolworths Group Ltd.	2,915,395	65,260,448
Worley Ltd.	879,291	9,191,648
		2,277,734,618
China — 2.4%
Budweiser Brewing Co. APAC Ltd. (b)	4,118,500	7,826,578
ESR Group Ltd. (b)	5,655,600	7,266,856
Wharf Holdings Ltd. (The)	2,266,000	5,749,854
Wilmar International Ltd.	7,199,600	18,717,417
Wuxi Biologics Cayman, Inc. * (b)	8,540,000	53,099,516
		92,660,221
Hong Kong — 17.3%
AIA Group Ltd.	27,575,800	239,462,955
CK Asset Holdings Ltd.	4,555,000	22,767,370
CK Infrastructure Holdings Ltd.	1,446,500	6,704,585
CLP Holdings Ltd.	3,989,000	29,194,623
DFI Retail Group Holdings Ltd.	712,400	1,519,566
Hang Lung Properties Ltd.	4,198,000	5,518,092
Hang Seng Bank Ltd.	1,737,900	19,869,560
Henderson Land Development Co. Ltd.	3,126,700	8,180,887
HK Electric Investments & HK Electric Investments Ltd. (b)	5,496,000	3,048,824
HKT Trust & HKT Ltd.	8,704,000	9,015,472
Hong Kong & China Gas Co. Ltd.	25,889,789	18,022,112
Hong Kong Exchanges & Clearing Ltd.	2,851,000	99,735,544
Jardine Matheson Holdings Ltd.	491,300	19,908,036
Link, REIT	6,128,700	28,125,480
MTR Corp. Ltd.	3,716,500	13,892,967
New World Development Co. Ltd.	3,311,250	6,077,202
Power Assets Holdings Ltd.	3,263,000	15,599,844
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
Sino Land Co. Ltd.	8,016,000	8,002,601
Sun Hung Kai Properties Ltd.	3,604,500	37,013,547
Swire Pacific Ltd., Class A	1,004,500	6,416,588
Swire Pacific Ltd., Class B	1,957,500	2,009,763
Swire Properties Ltd.	2,519,000	4,877,303
Techtronic Industries Co. Ltd.	3,160,500	28,853,865
WH Group Ltd. (b)	18,722,691	11,181,812
Wharf Real Estate Investment Co. Ltd.	3,704,000	12,956,740
		657,955,338
Macau — 1.1%
Galaxy Entertainment Group Ltd.	4,808,000	27,028,009
Sands China Ltd. *	5,808,179	15,635,906
		42,663,915
New Zealand — 1.7%
Auckland International Airport Ltd.	3,135,738	13,409,306
Contact Energy Ltd.	1,877,799	8,522,304
Fisher & Paykel Healthcare Corp. Ltd.	1,391,512	16,870,561
Mercury NZ Ltd.	1,592,402	5,473,627
Meridian Energy Ltd.	2,966,155	8,353,765
Spark New Zealand Ltd.	4,413,635	12,813,322
		65,442,885
Singapore — 11.3%
CapitaLand Ascendas, REIT	8,507,528	16,164,686
CapitaLand Integrated Commercial Trust, REIT	12,098,532	15,549,286
CapitaLand Investment Ltd.	5,725,700	12,294,133
City Developments Ltd.	1,218,100	5,622,521
DBS Group Holdings Ltd.	4,395,000	105,582,545
Genting Singapore Ltd.	13,597,800	8,542,893
Great Eastern Holdings Ltd.	135,900	1,715,334
Jardine Cycle & Carriage Ltd.	217,500	4,480,454
Keppel, REIT	654,840	380,241
Keppel Corp. Ltd.	3,309,900	15,024,784
Mapletree Pan Asia Commercial Trust, REIT	5,522,100	5,366,961
Olam Group Ltd.	2,571,700	1,863,547
Oversea-Chinese Banking Corp. Ltd.	9,288,500	86,114,762
Singapore Airlines Ltd.	3,205,300	14,312,500
Singapore Exchange Ltd.	1,967,200	13,620,230
Singapore Technologies Engineering Ltd.	3,660,100	10,047,918
Singapore Telecommunications Ltd.	16,987,800	29,519,258
United Overseas Bank Ltd.	3,670,100	72,391,624
INVESTMENTS	SHARES	VALUE($)

Singapore — continued
UOL Group Ltd.	1,111,700	4,787,908
Venture Corp. Ltd.	649,600	5,546,498
		428,928,083
United Kingdom — 0.8%
CK Hutchison Holdings Ltd.	6,413,500	32,466,973
United States — 5.2%
CSL Ltd.	1,153,929	170,541,621
James Hardie Industries plc, CHDI *	1,052,866	26,268,407
		196,810,028
Total Common Stocks (Cost $4,390,199,215)		3,794,662,061
Short-Term Investments — 0.3%
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)(Cost $11,792,130)	11,792,130	11,792,130
Total Investments — 99.9% (Cost $4,401,991,345)		3,806,454,191
Other Assets Less Liabilities — 0.1%		3,448,325
NET ASSETS — 100.0%		3,809,902,516

Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $11,180,067.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	61

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	23.5%
Metals & Mining	14.8
Insurance	8.9
Capital Markets	5.7
Biotechnology	4.5
Real Estate Management & Development	4.1
Oil, Gas & Consumable Fuels	3.9
Consumer Staples Distribution & Retail	2.9
Hotels, Restaurants & Leisure	2.8
Electric Utilities	2.4
Broadline Retail	2.3
Retail REITs	2.1
Diversified Telecommunication Services	2.1
Transportation Infrastructure	2.1
Industrial Conglomerates	1.9
Industrial REITs	1.8
Life Sciences Tools & Services	1.4
Health Care Equipment & Supplies	1.1
Others (each less than 1.0%)	11.4
Short-Term Investments	0.3
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Singapore Index	261	11/29/2023	SGD	5,190,834	(5,033)
SPI 200 Index	87	12/21/2023	AUD	9,406,871	(6,692)
					(11,725)

Abbreviations
AUD	Australian Dollar
MSCI	Morgan Stanley Capital International
SGD	Singapore Dollar
SPI	Australian Securities Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.0%
Australia — 0.0% ^
Yancoal Australia Ltd. (a)	23,100	71,028
Brazil — 5.1%
Ambev SA	320,761	816,893
Atacadao SA	39,277	69,957
B3 SA - Brasil Bolsa Balcao	429,795	950,506
Banco Bradesco SA	108,529	263,694
Banco Bradesco SA (Preference)	386,265	1,074,118
Banco BTG Pactual SA	83,669	493,210
Banco do Brasil SA	104,182	999,511
BB Seguridade Participacoes SA	51,192	311,513
Braskem SA (Preference), Class A *	14,256	45,326
CCR SA	83,700	199,715
Centrais Eletricas Brasileiras SA	75,174	517,387
Centrais Eletricas Brasileiras SA (Preference)	18,306	139,426
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	25,758	298,107
Cia Energetica de Minas Gerais	20,843	63,665
Cia Energetica de Minas Gerais (Preference)	110,376	256,360
Cia Paranaense de Energia *	27,843	226,974
Cia Siderurgica Nacional SA	44,982	105,189
Cosan SA	84,492	264,281
CPFL Energia SA	13,405	89,096
Energisa SA	21,168	196,282
Engie Brasil Energia SA	19,008	148,731
Equatorial Energia SA	65,556	411,923
Gerdau SA (Preference)	84,101	364,978
Hapvida Participacoes e Investimentos SA * (b)	374,976	274,441
Hypera SA	30,024	180,677
Itau Unibanco Holding SA (Preference)	352,377	1,874,498
Itausa SA *	90,947	158,922
Itausa SA (Preference)	388,584	666,684
Klabin SA	62,640	265,879
Localiza Rent a Car SA	62,464	631,733
Lojas Renner SA	73,656	179,986
Magazine Luiza SA *	15,870	4,218
Natura & Co. Holding SA *	63,612	161,246
Petroleo Brasileiro SA	270,597	2,028,773
Petroleo Brasileiro SA (Preference)	334,040	2,301,028
PRIO SA *	56,886	536,506
Raia Drogasil SA	81,203	415,699
Rede D'Or Sao Luiz SA (b)	74,912	321,683
Rumo SA	87,558	387,101
Sendas Distribuidora SA	98,187	212,275
Suzano SA	53,920	552,274
INVESTMENTS	SHARES	VALUE($)

Brazil — continued
Telefonica Brasil SA	25,404	227,549
TIM SA	60,210	181,403
Transmissora Alianca de Energia Eletrica S/A	16,308	109,588
Vale SA	264,052	3,615,314
Vibra Energia SA *	86,836	341,368
WEG SA	106,825	697,724
		24,633,411
Chile — 0.5%
Banco de Chile	3,272,886	336,248
Banco de Credito e Inversiones SA	5,119	122,398
Banco Santander Chile	4,968,432	216,613
Cencosud SA	97,038	157,212
Cencosud Shopping SA	35,601	51,671
Cia Cervecerias Unidas SA	9,364	53,234
Cia Sud Americana de Vapores SA	1,121,364	62,270
Empresas CMPC SA	82,836	148,087
Empresas Copec SA	31,558	208,917
Enel Americas SA *	1,454,976	149,562
Enel Chile SA	1,824,066	108,017
Falabella SA *	56,700	115,459
Latam Airlines Group SA *	10,988,271	85,942
Sociedad Quimica y Minera de Chile SA (Preference), Class B	10,746	519,890
		2,335,520
China — 27.8%
360 Security Technology, Inc., Class A *	43,200	52,905
37 Interactive Entertainment Network Technology Group Co. Ltd.	16,200	45,671
AAC Technologies Holdings, Inc.	54,000	97,202
AECC Aviation Power Co. Ltd., Class A	16,200	78,074
Agricultural Bank of China Ltd., Class A	966,600	472,769
Agricultural Bank of China Ltd., Class H	2,234,000	825,143
AIM Vaccine Co. Ltd. *	400	468
Airtac International Group	11,000	361,654
Akeso, Inc. * (b)	36,000	202,160
Alibaba Group Holding Ltd. *	1,124,600	11,577,846
Alibaba Health Information Technology Ltd. *	362,000	213,247
Aluminum Corp. of China Ltd., Class A	76,900	64,950
Aluminum Corp. of China Ltd., Class H	294,000	157,270
Anhui Conch Cement Co. Ltd., Class A	23,900	78,776
Anhui Conch Cement Co. Ltd., Class H	88,500	220,249
Anhui Gujing Distillery Co. Ltd., Class A	2,500	94,964
Anhui Gujing Distillery Co. Ltd., Class B	7,300	113,781
Anjoy Foods Group Co. Ltd., Class A	5,500	96,819
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	63

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
ANTA Sports Products Ltd.	86,400	977,140
Asymchem Laboratories Tianjin Co. Ltd., Class A	5,500	113,123
Autohome, Inc., Class A	17,000	112,671
Avary Holding Shenzhen Co. Ltd., Class A	12,100	35,339
AviChina Industry & Technology Co. Ltd., Class H	189,000	85,658
Baidu, Inc., Class A *	165,000	2,166,253
Baiyin Nonferrous Group Co. Ltd., Class A	1,060,000	397,020
Bank of Beijing Co. Ltd., Class A	126,100	78,363
Bank of China Ltd., Class A	480,600	255,326
Bank of China Ltd., Class H	5,796,000	2,024,748
Bank of Communications Co. Ltd., Class A	237,600	182,218
Bank of Communications Co. Ltd., Class H	1,566,000	926,298
Bank of Hangzhou Co. Ltd., Class A	35,500	51,750
Bank of Jiangsu Co. Ltd., Class A	92,700	87,163
Bank of Nanjing Co. Ltd., Class A	61,700	65,910
Bank of Ningbo Co. Ltd., Class A	43,200	147,040
Baoshan Iron & Steel Co. Ltd., Class A	132,800	113,225
BeiGene Ltd. *	57,700	828,334
Beijing Enterprises Holdings Ltd.	54,000	179,920
Beijing Enterprises Water Group Ltd.	346,000	73,008
Beijing Kingsoft Office Software, Inc., Class A	3,550	139,169
Beijing Tongrentang Co. Ltd., Class A	10,900	76,237
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	5,600	33,471
Bilibili, Inc., Class Z *	18,060	242,324
Bloomage Biotechnology Corp. Ltd., Class A	2,751	28,659
BOC Aviation Ltd. (b)	16,200	99,631
BOC Hong Kong Holdings Ltd.	261,500	691,547
BOE Technology Group Co. Ltd., Class A	226,800	121,160
Bosideng International Holdings Ltd.	244,000	96,338
BYD Co. Ltd., Class A	10,600	344,728
BYD Co. Ltd., Class H	67,500	2,052,684
BYD Electronic International Co. Ltd.	54,500	227,511
C&D International Investment Group Ltd.	49,000	110,239
Cambricon Technologies Corp. Ltd., Class A *	2,427	35,702
CGN Power Co. Ltd., Class H (b)	771,000	185,277
Changchun High & New Technology Industry Group, Inc., Class A	5,400	114,550
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	5,400	107,523
China CITIC Bank Corp. Ltd., Class H	676,000	301,569
China Coal Energy Co. Ltd., Class H	156,000	122,533
China Conch Venture Holdings Ltd.	119,000	98,553
INVESTMENTS	SHARES	VALUE($)

China — continued
China Construction Bank Corp., Class H	7,168,000	4,053,920
China CSSC Holdings Ltd., Class A	27,000	95,212
China Eastern Airlines Corp. Ltd., Class A *	153,400	91,111
China Everbright Bank Co. Ltd., Class A	276,700	111,928
China Everbright Environment Group Ltd.	262,000	89,441
China Feihe Ltd. (b)	270,000	167,770
China First Heavy Industries Co. Ltd., Class A *	997,800	396,922
China Galaxy Securities Co. Ltd., Class H	258,500	132,302
China Gas Holdings Ltd.	223,200	200,658
China Hainan Rubber Industry Group Co. Ltd., Class A *	628,800	384,071
China Hongqiao Group Ltd.	158,500	148,390
China International Capital Corp. Ltd., Class A	12,800	64,266
China International Capital Corp. Ltd., Class H (b)	129,600	206,421
China International Marine Containers Group Co. Ltd., Class A	393,000	354,272
China Jushi Co. Ltd., Class A	36,400	57,417
China Lesso Group Holdings Ltd.	74,000	39,736
China Life Insurance Co. Ltd., Class H	541,000	732,730
China Literature Ltd. * (b)	32,400	109,106
China Longyuan Power Group Corp. Ltd., Class H	250,000	211,632
China Medical System Holdings Ltd.	150,000	239,865
China Mengniu Dairy Co. Ltd.	227,000	741,186
China Merchants Bank Co. Ltd., Class A	129,600	543,443
China Merchants Bank Co. Ltd., Class H	246,000	933,150
China Merchants Energy Shipping Co. Ltd., Class A	48,500	42,473
China Merchants Port Holdings Co. Ltd.	110,000	140,023
China Merchants Securities Co. Ltd., Class A	43,200	83,234
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	48,600	73,064
China Minsheng Banking Corp. Ltd., Class A	216,000	109,436
China Minsheng Banking Corp. Ltd., Class H	486,000	161,576
China National Building Material Co. Ltd., Class H	338,000	160,887
China National Nuclear Power Co. Ltd., Class A	112,600	113,837
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	21,600	61,511
China Oilfield Services Ltd., Class H	136,000	160,795
China Overseas Land & Investment Ltd.	297,000	560,472
China Pacific Insurance Group Co. Ltd., Class A	70,200	265,264
China Pacific Insurance Group Co. Ltd., Class H	187,600	462,128
China Petroleum & Chemical Corp., Class A	276,700	205,906
China Petroleum & Chemical Corp., Class H	1,804,000	922,634
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
China Power International Development Ltd.	368,000	143,018
China Railway Group Ltd., Class A	124,200	102,364
China Railway Group Ltd., Class H	313,000	147,725
China Resources Beer Holdings Co. Ltd.	116,000	613,833
China Resources Cement Holdings Ltd.	162,000	41,655
China Resources Gas Group Ltd.	67,300	198,947
China Resources Land Ltd.	210,000	786,053
China Resources Mixc Lifestyle Services Ltd. (b)	54,000	210,677
China Resources Pharmaceutical Group Ltd. (b)	140,500	87,278
China Resources Power Holdings Co. Ltd.	132,000	255,802
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	6,000	35,253
China Shenhua Energy Co. Ltd., Class A	54,000	222,880
China Shenhua Energy Co. Ltd., Class H	242,500	743,256
China Southern Airlines Co. Ltd., Class A *	86,400	72,695
China Suntien Green Energy Corp. Ltd., Class A	113,500	127,679
China Taiping Insurance Holdings Co. Ltd.	129,600	119,721
China Three Gorges Renewables Group Co. Ltd., Class A	172,800	113,016
China Tourism Group Duty Free Corp. Ltd., Class A	16,200	208,832
China Tourism Group Duty Free Corp. Ltd., Class H (b)	8,000	90,346
China Tower Corp. Ltd., Class H (b)	3,564,000	332,346
China Vanke Co. Ltd., Class A	59,400	91,574
China Vanke Co. Ltd., Class H	167,400	156,612
China Yangtze Power Co. Ltd., Class A	145,800	448,290
China Zhenhua Group Science & Technology Co. Ltd., Class A	3,100	28,266
Chongqing Brewery Co. Ltd., Class A	3,100	33,151
Chongqing Changan Automobile Co. Ltd., Class A	54,000	111,381
Chongqing Water Group Co. Ltd., Class A	538,900	412,572
Chow Tai Fook Jewellery Group Ltd.	167,000	235,825
CITIC Ltd.	466,000	396,071
Citic Pacific Special Steel Group Co. Ltd., Class A	22,100	43,709
CITIC Securities Co. Ltd., Class A	75,600	223,664
CITIC Securities Co. Ltd., Class H	109,000	212,098
CMOC Group Ltd., Class A	108,000	81,616
CMOC Group Ltd., Class H	270,000	161,031
CNPC Capital Co. Ltd., Class A	59,400	48,025
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	20,800	40,853
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	108,000	114,538
COSCO SHIPPING Holdings Co. Ltd., Class H	249,500	253,751
INVESTMENTS	SHARES	VALUE($)

China — continued
Country Garden Holdings Co. Ltd. *	139,000	12,430
Country Garden Services Holdings Co. Ltd.	163,000	142,382
CSPC Pharmaceutical Group Ltd.	646,000	564,262
Daqin Railway Co. Ltd., Class A	90,400	88,770
Dongxing Securities Co. Ltd., Class A	377,900	411,894
East Buy Holding Ltd. * (b)	31,000	126,465
Eastern Air Logistics Co. Ltd., Class A	252,300	397,272
Eastroc Beverage Group Co. Ltd., Class A	5,400	141,309
ENN Energy Holdings Ltd.	56,500	427,996
ENN Natural Gas Co. Ltd., Class A	18,500	43,515
Everbright Securities Co. Ltd., Class A	23,300	52,272
Everdisplay Optronics Shanghai Co. Ltd., Class A *	688,655	245,822
Far East Horizon Ltd.	134,000	94,287
Flat Glass Group Co. Ltd., Class A	11,100	39,068
Flat Glass Group Co. Ltd., Class H *	40,000	71,835
Focus Media Information Technology Co. Ltd., Class A	91,800	86,488
Foshan Haitian Flavouring & Food Co. Ltd., Class A	37,860	194,202
Fosun International Ltd.	162,000	97,061
Foxconn Industrial Internet Co. Ltd., Class A	91,800	184,349
Full Truck Alliance Co. Ltd., ADR *	48,762	320,366
Fuyao Glass Industry Group Co. Ltd., Class H (b)	44,400	202,424
Ganfeng Lithium Group Co. Ltd. (b)	32,400	116,374
Ganfeng Lithium Group Co. Ltd., Class A	10,900	65,821
G-bits Network Technology Xiamen Co. Ltd., Class A	600	21,737
GCL Technology Holdings Ltd.	1,492,000	219,723
GD Power Development Co. Ltd., Class A	106,300	52,704
Geely Automobile Holdings Ltd.	380,000	431,423
Genscript Biotech Corp. *	80,000	232,573
GF Securities Co. Ltd., Class H	86,400	112,490
GigaDevice Semiconductor, Inc., Class A	5,400	78,827
GoerTek, Inc., Class A	20,500	50,442
Great Wall Motor Co. Ltd., Class A	18,400	73,678
Great Wall Motor Co. Ltd., Class H	189,000	264,202
Gree Electric Appliances, Inc. of Zhuhai, Class A	37,800	174,739
Guangdong Haid Group Co. Ltd., Class A	10,100	61,967
Guangdong Investment Ltd.	218,000	148,759
Guanghui Energy Co. Ltd., Class A	39,200	40,109
Guangzhou Automobile Group Co. Ltd., Class H	212,000	99,322
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	16,000	42,565
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	65

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Guangzhou Tinci Materials Technology Co. Ltd., Class A	11,500	43,608
Guotai Junan Securities Co. Ltd., Class A	43,700	87,969
H World Group Ltd. *	102,900	386,794
Haidilao International Holding Ltd. (b)	126,000	315,480
Haier Smart Home Co. Ltd., Class A	37,800	114,469
Haier Smart Home Co. Ltd., Class H	179,400	511,708
Hainan Airlines Holding Co. Ltd., Class A *	255,500	50,828
Hainan Airport Infrastructure Co. Ltd., Class A *	68,200	35,407
Haitian International Holdings Ltd.	55,000	131,207
Hangzhou First Applied Material Co. Ltd., Class A	11,200	39,002
Hansoh Pharmaceutical Group Co. Ltd. (b)	108,000	203,201
Hengan International Group Co. Ltd.	54,500	182,537
Hengli Petrochemical Co. Ltd., Class A *	41,000	81,862
Hisense Home Appliances Group Co. Ltd.	26,000	71,567
Hopson Development Holdings Ltd. *	71,980	42,147
Hoshine Silicon Industry Co. Ltd., Class A	4,400	34,314
Hoyuan Green Energy Co. Ltd.	7,606	38,711
Hua Hong Semiconductor Ltd. * (b)	75,000	184,656
Huadian Power International Corp. Ltd., Class A	50,300	33,637
Huadian Power International Corp. Ltd., Class H	122,000	48,986
Huadong Medicine Co. Ltd., Class A	10,600	62,068
Huaneng Power International, Inc., Class A *	70,200	72,759
Huaneng Power International, Inc., Class H *	324,000	151,617
Huatai Securities Co. Ltd., Class A	42,900	93,707
Huatai Securities Co. Ltd., Class H (b)	118,800	155,533
Huaxia Bank Co. Ltd., Class A	95,000	72,487
Huayu Automotive Systems Co. Ltd., Class A	87,900	210,109
Huizhou Desay Sv Automotive Co. Ltd., Class A	5,400	92,390
Hundsun Technologies, Inc., Class A	16,200	68,756
Hygeia Healthcare Holdings Co. Ltd. (b)	26,000	156,990
IEIT Systems Co. Ltd., Class A	8,900	35,625
Iflytek Co. Ltd., Class A	16,200	100,714
Industrial & Commercial Bank of China Ltd., Class A	610,200	393,270
Industrial & Commercial Bank of China Ltd., Class H	5,175,000	2,480,092
Industrial Bank Co. Ltd., Class A	129,600	266,338
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A *	264,200	58,339
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	43,200	161,413
Innovent Biologics, Inc. * (b)	107,500	633,515
JA Solar Technology Co. Ltd., Class A	21,600	65,950
INVESTMENTS	SHARES	VALUE($)

China — continued
JCET Group Co. Ltd., Class A	10,700	45,006
JD Health International, Inc. * (b)	81,000	367,925
JD Logistics, Inc. * (b)	145,800	172,641
JD.com, Inc., Class A	178,750	2,272,478
Jiangsu Eastern Shenghong Co. Ltd., Class A	38,500	55,821
Jiangsu Expressway Co. Ltd., Class H	108,000	98,187
Jiangsu Financial Leasing Co. Ltd., Class A	677,280	441,090
Jiangsu Hengli Hydraulic Co. Ltd., Class A	8,100	62,131
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	43,200	281,937
Jiangsu King's Luck Brewery JSC Ltd., Class A	7,600	60,563
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	10,800	179,491
Jiangsu Zhongtian Technology Co. Ltd., Class A	20,400	38,941
Jiangxi Copper Co. Ltd., Class H	89,000	125,842
Jinko Solar Co. Ltd., Class A	36,359	47,013
JiuGui Liquor Co. Ltd., Class A	5,500	57,265
Jointown Pharmaceutical Group Co. Ltd., Class A	132,251	128,245
Juneyao Airlines Co. Ltd., Class A *	12,900	25,635
KE Holdings, Inc., Class A	146,300	720,801
Kingboard Holdings Ltd.	53,500	130,287
Kingdee International Software Group Co. Ltd. *	216,000	286,604
Kingsoft Corp. Ltd.	71,000	247,753
Kuaishou Technology * (b)	181,800	1,170,764
Kunlun Energy Co. Ltd.	326,000	271,592
Kweichow Moutai Co. Ltd., Class A	7,500	1,721,563
Lenovo Group Ltd.	486,000	565,574
Li Auto, Inc., Class A *	83,000	1,403,831
Li Ning Co. Ltd.	175,000	536,271
Liaoning Cheng Da Co. Ltd., Class A	42,700	71,199
Longfor Group Holdings Ltd. (a)	135,000	196,528
LONGi Green Energy Technology Co. Ltd., Class A	48,600	159,882
Luxshare Precision Industry Co. Ltd., Class A	43,200	193,331
Luzhou Laojiao Co. Ltd., Class A	10,700	312,356
Meituan * (b)	315,700	4,475,052
Microport Scientific Corp. *	54,600	86,037
MINISO Group Holding Ltd.	35,800	230,201
Minth Group Ltd.	64,000	142,863
Montage Technology Co. Ltd., Class A	6,649	49,957
Muyuan Foods Co. Ltd., Class A	37,800	194,283
NARI Technology Co. Ltd., Class A	51,880	159,651
NAURA Technology Group Co. Ltd., Class A	3,300	115,351
NetEase, Inc.	135,700	2,904,190
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
New China Life Insurance Co. Ltd., Class A	12,600	57,391
New China Life Insurance Co. Ltd., Class H	63,900	140,175
New Oriental Education & Technology Group, Inc. *	111,500	726,984
Ninestar Corp., Class A	8,600	28,752
Ningbo Deye Technology Co. Ltd., Class A	10,640	100,329
Ningbo Tuopu Group Co. Ltd., Class A	6,700	58,984
Ningxia Baofeng Energy Group Co. Ltd., Class A	42,700	83,913
NIO, Inc., Class A *	101,650	744,203
Nongfu Spring Co. Ltd., Class H (b)	128,200	730,194
Oppein Home Group, Inc., Class A	3,200	37,951
Orient Securities Co. Ltd., Class A	43,500	51,419
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A *	54,100	25,747
PDD Holdings, Inc., ADR *	49,898	5,060,655
People's Insurance Co. Group of China Ltd. (The), Class H	611,000	201,605
PetroChina Co. Ltd., Class H	1,528,000	997,350
PICC Property & Casualty Co. Ltd., Class H	528,000	602,952
Ping An Bank Co. Ltd., Class A	118,800	169,355
Ping An Healthcare and Technology Co. Ltd. * (b)	41,600	97,175
Ping An Insurance Group Co. of China Ltd., Class A	70,200	434,731
Ping An Insurance Group Co. of China Ltd., Class H	454,500	2,305,441
Poly Developments and Holdings Group Co. Ltd., Class A	75,600	113,398
Postal Savings Bank of China Co. Ltd., Class A	236,500	147,240
Postal Savings Bank of China Co. Ltd., Class H (b)	594,000	271,119
Power Construction Corp. of China Ltd., Class A	108,000	77,401
Qi An Xin Technology Group, Inc., Class A *	4,010	25,210
Qifu Technology, Inc., Class A	18,800	137,066
Qinghai Salt Lake Industry Co. Ltd., Class A *	37,800	87,223
Remegen Co. Ltd., Class H * (b)	12,000	68,341
Rongsheng Petrochemical Co. Ltd., Class A	64,800	100,591
SAIC Motor Corp. Ltd., Class A	69,700	137,928
Sanan Optoelectronics Co. Ltd., Class A	29,700	60,246
Sany Heavy Equipment International Holdings Co. Ltd.	78,000	102,462
Sany Heavy Industry Co. Ltd., Class A	54,000	106,417
Seres Group Co. Ltd., Class A *	9,100	101,228
SF Holding Co. Ltd., Class A	32,400	173,260
Shaanxi Beiyuan Chemical Industry Group Co. Ltd., Class A	593,100	423,389
INVESTMENTS	SHARES	VALUE($)

China — continued
Shaanxi Coal Industry Co. Ltd., Class A	59,400	145,955
Shandong Gold Mining Co. Ltd., Class A	21,600	69,900
Shandong Gold Mining Co. Ltd., Class H (b)	50,250	94,140
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	12,700	55,670
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	181,600	168,560
Shanghai Aiko Solar Energy Co. Ltd., Class A	10,900	29,110
Shanghai Baosight Software Co. Ltd., Class A	10,900	63,348
Shanghai Baosight Software Co. Ltd., Class B	45,320	93,207
Shanghai Electric Group Co. Ltd., Class A *	435,300	263,364
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	35,000	80,761
Shanghai Fudan Microelectronics Group Co. Ltd., Class H	20,000	37,805
Shanghai International Airport Co. Ltd., Class A *	16,300	82,646
Shanghai International Port Group Co. Ltd., Class A	121,500	82,767
Shanghai Junshi Biosciences Co. Ltd., Class H * (b)	21,600	59,873
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	80,000	31,835
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	57,500	83,651
Shanghai Pudong Development Bank Co. Ltd., Class A	178,200	165,594
Shanghai Putailai New Energy Technology Co. Ltd., Class A	12,100	41,254
Shanghai Rural Commercial Bank Co. Ltd., Class A	551,300	447,639
Shanxi Coking Coal Energy Group Co. Ltd., Class A	33,100	39,019
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	17,400	45,116
Shanxi Meijin Energy Co. Ltd., Class A *	45,800	43,767
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	7,100	239,013
Shede Spirits Co. Ltd., Class A	2,100	32,954
Shenwan Hongyuan Group Co. Ltd., Class A	203,000	121,393
Shenzhen SED Industry Co. Ltd., Class A	6,900	18,081
Shenzhen Transsion Holdings Co. Ltd., Class A	5,300	97,073
Shenzhou International Group Holdings Ltd.	59,400	583,455
Silergy Corp.	24,000	214,508
Sinomach Heavy Equipment Group Co. Ltd., Class A *	977,300	395,495
Sinopec Oilfield Service Corp., Class A *	195,700	51,763
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	67

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Sinopharm Group Co. Ltd., Class H	100,400	240,085
Sinotruk Hong Kong Ltd.	49,000	92,292
Smoore International Holdings Ltd. (b)	162,000	124,847
Spring Airlines Co. Ltd., Class A *	5,900	44,018
StarPower Semiconductor Ltd., Class A	5,300	124,347
Sunny Optical Technology Group Co. Ltd.	53,900	451,571
TBEA Co. Ltd., Class A	30,240	57,680
TCL Technology Group Corp., Class A *	112,000	60,024
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	29,400	73,979
Tencent Holdings Ltd.	451,500	16,709,453
Tencent Music Entertainment Group, Class A *	97,200	337,356
Tianqi Lithium Corp., Class A	10,800	80,990
Tingyi Cayman Islands Holding Corp.	142,000	188,359
Tongcheng Travel Holdings Ltd. * (b)	86,400	165,063
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	61,700	93,247
Tongwei Co. Ltd., Class A	32,400	120,623
Topchoice Medical Corp., Class A *	1,900	23,204
Topsports International Holdings Ltd. (b)	216,000	181,644
Trip.com Group Ltd. *	40,450	1,378,602
Tsingtao Brewery Co. Ltd.	44,000	333,675
Unigroup Guoxin Microelectronics Co. Ltd., Class A *	5,500	56,517
Uni-President China Holdings Ltd.	90,000	61,302
Unisplendour Corp. Ltd., Class A *	21,600	57,766
Vipshop Holdings Ltd., ADR *	20,466	291,845
Wanhua Chemical Group Co. Ltd., Class A	21,600	261,142
Want Want China Holdings Ltd.	372,000	231,146
Weichai Power Co. Ltd., Class H	145,000	217,039
Western Securities Co. Ltd., Class A	469,900	426,301
Will Semiconductor Co. Ltd., Class A	10,800	162,405
Wingtech Technology Co. Ltd., Class A *	7,500	50,881
Wuliangye Yibin Co. Ltd., Class A	27,000	573,639
WUS Printed Circuit Kunshan Co. Ltd., Class A	11,500	30,692
WuXi AppTec Co. Ltd., Class A	16,300	192,078
WuXi AppTec Co. Ltd., Class H (b)	27,000	324,447
XCMG Construction Machinery Co. Ltd., Class A	70,500	55,031
Xiamen Faratronic Co. Ltd., Class A	5,500	74,802
Xinyi Glass Holdings Ltd.	166,000	190,737
Xinyi Solar Holdings Ltd.	338,000	198,916
XPeng, Inc., Class A *	80,500	584,976
Yadea Group Holdings Ltd. (b)	108,000	197,139
Yankuang Energy Group Co. Ltd., Class A	24,250	64,559
Yankuang Energy Group Co. Ltd., Class H	164,000	284,828
INVESTMENTS	SHARES	VALUE($)

China — continued
Yonyou Network Technology Co. Ltd., Class A	20,500	45,763
YTO Express Group Co. Ltd., Class A	20,500	37,942
Yuexiu Property Co. Ltd.	120,000	124,819
Yum China Holdings, Inc.	30,313	1,593,251
Yunnan Energy New Material Co. Ltd., Class A	5,700	52,144
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	5,300	180,769
Zhaojin Mining Industry Co. Ltd., Class H	104,000	128,934
Zhejiang Century Huatong Group Co. Ltd., Class A *	44,500	35,516
Zhejiang China Commodities City Group Co. Ltd., Class A	32,800	34,782
Zhejiang Dahua Technology Co. Ltd., Class A	19,900	55,362
Zhejiang Huayou Cobalt Co. Ltd., Class A	10,000	50,162
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	21,500	78,427
Zhejiang Zheneng Electric Power Co. Ltd., Class A *	80,000	49,684
ZhongAn Online P&C Insurance Co. Ltd., Class H * (b)	50,600	138,675
Zhongsheng Group Holdings Ltd.	54,000	124,702
Zhuzhou CRRC Times Electric Co. Ltd., Class H	39,700	128,127
Zijin Mining Group Co. Ltd., Class A	124,200	209,949
Zijin Mining Group Co. Ltd., Class H	416,000	643,515
ZJLD Group, Inc. * (a)	35,800	52,115
ZTE Corp., Class A	26,300	93,721
ZTE Corp., Class H	56,200	124,891
ZTO Express Cayman, Inc.	32,400	758,892
		134,244,200
Colombia — 0.2%
Banco de Bogota SA	8,262	49,982
Bancolombia SA	20,736	147,862
Bancolombia SA (Preference)	34,074	218,550
Ecopetrol SA	339,581	199,904
Grupo Aval Acciones y Valores SA (Preference)	301,559	33,702
Grupo Energia Bogota SA ESP	271,999	110,029
Grupo Nutresa SA	8,190	99,072
Interconexion Electrica SA ESP	33,426	117,754
		976,855
Czech Republic — 0.1%
CEZ A/S	12,372	529,388
Komercni Banka A/S	5,724	167,762
		697,150
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Egypt — 0.1%
Commercial International Bank Egypt SAE	176,655	345,094
Greece — 0.3%
Eurobank Ergasias Services and Holdings SA *	187,380	306,277
Hellenic Telecommunications Organization SA	14,742	206,630
JUMBO SA	8,014	210,803
Motor Oil Hellas Corinth Refineries SA	4,845	115,346
Mytilineos SA	7,585	280,739
National Bank of Greece SA *	41,364	236,906
OPAP SA	13,349	226,109
		1,582,810
Hong Kong — 0.1%
Kingboard Laminates Holdings Ltd.	60,000	56,268
Nine Dragons Paper Holdings Ltd.	126,000	71,729
Orient Overseas International Ltd.	10,000	126,098
Sino Biopharmaceutical Ltd.	756,000	293,690
		547,785
Hungary — 0.2%
MOL Hungarian Oil & Gas plc	32,773	260,770
OTP Bank Nyrt.	16,491	613,796
Richter Gedeon Nyrt.	9,479	222,256
		1,096,822
India — 17.2%
ABB India Ltd.	3,942	194,422
ACC Ltd.	6,318	143,331
Adani Energy Solutions Ltd. *	25,958	240,004
Adani Enterprises Ltd.	26,527	731,469
Adani Green Energy Ltd. *	27,645	302,702
Adani Ports & Special Economic Zone Ltd.	51,836	489,012
Adani Power Ltd. *	58,104	253,363
Adani Total Gas Ltd.	20,736	140,542
Adani Wilmar Ltd. *	11,772	46,178
Alkem Laboratories Ltd.	3,078	137,654
Ambuja Cements Ltd.	55,404	282,655
Apollo Hospitals Enterprise Ltd.	7,560	437,747
Ashok Leyland Ltd.	108,378	218,509
Asian Paints Ltd.	32,783	1,180,884
AU Small Finance Bank Ltd. (b)	24,624	197,911
Aurobindo Pharma Ltd.	21,168	216,005
Avenue Supermarts Ltd. * (b)	10,883	475,162
Axis Bank Ltd.	165,759	1,955,925
Bajaj Auto Ltd.	5,184	330,692
Bajaj Finance Ltd.	19,386	1,745,118
Bajaj Finserv Ltd.	27,845	525,037
INVESTMENTS	SHARES	VALUE($)

India — continued
Bajaj Holdings & Investment Ltd.	2,052	170,718
Balkrishna Industries Ltd.	6,102	187,159
Bandhan Bank Ltd. (b)	57,078	146,974
Bank of Baroda	77,922	183,734
Berger Paints India Ltd.	21,190	142,179
Bharat Electronics Ltd.	260,457	417,276
Bharat Forge Ltd.	19,278	236,127
Bharat Petroleum Corp. Ltd.	71,874	301,307
Bharti Airtel Ltd.	182,866	2,008,347
Biocon Ltd.	34,006	89,741
Bosch Ltd.	648	151,441
Britannia Industries Ltd.	8,645	459,874
Canara Bank	27,324	126,237
Cholamandalam Investment and Finance Co. Ltd.	29,700	405,872
Cipla Ltd.	39,329	566,933
Coal India Ltd.	156,180	589,538
Colgate-Palmolive India Ltd.	9,990	253,639
Container Corp. of India Ltd.	20,628	170,576
Dabur India Ltd.	42,634	270,838
Divi's Laboratories Ltd.	9,266	377,094
DLF Ltd.	46,602	315,700
Dr Reddy's Laboratories Ltd.	9,126	589,034
Eicher Motors Ltd.	10,476	414,619
Embassy Office Parks, REIT	45,738	171,210
FSN E-Commerce Ventures Ltd. *	85,071	142,408
GAIL India Ltd.	198,126	284,473
Godrej Consumer Products Ltd. *	28,458	339,078
Godrej Properties Ltd. *	8,748	174,565
Grasim Industries Ltd.	27,291	618,521
Havells India Ltd.	18,227	272,887
HCL Technologies Ltd.	76,958	1,180,415
HDFC Asset Management Co. Ltd. (b)	7,297	239,686
HDFC Bank Ltd.	398,098	7,064,065
HDFC Life Insurance Co. Ltd. (b)	76,596	569,007
Hero MotoCorp Ltd.	9,774	362,707
Hindalco Industries Ltd.	106,216	586,286
Hindustan Aeronautics Ltd. (b)	13,184	288,529
Hindustan Petroleum Corp. Ltd. *	48,114	143,144
Hindustan Unilever Ltd.	64,924	1,937,552
ICICI Bank Ltd.	353,917	3,893,725
ICICI Lombard General Insurance Co. Ltd. (b)	17,766	293,218
ICICI Prudential Life Insurance Co. Ltd. (b)	29,268	184,691
Indian Hotels Co. Ltd.	64,039	294,948
Indian Oil Corp. Ltd.	283,953	305,885
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	69

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
India — continued
Indian Railway Catering & Tourism Corp. Ltd.	27,307	218,264
Indraprastha Gas Ltd.	26,352	121,050
Indus Towers Ltd. *	62,910	130,184
IndusInd Bank Ltd.	43,254	749,312
Info Edge India Ltd.	5,508	270,306
Infosys Ltd.	259,550	4,268,499
InterGlobe Aviation Ltd. * (b)	8,977	264,575
ITC Ltd.	217,537	1,119,780
Jindal Steel & Power Ltd.	29,970	228,197
JSW Energy Ltd.	30,942	143,454
JSW Steel Ltd.	68,551	606,545
Jubilant Foodworks Ltd.	28,782	173,184
Kotak Mahindra Bank Ltd.	79,485	1,661,620
L&T Technology Services Ltd. (b)	1,998	100,586
Larsen & Toubro Ltd.	50,084	1,762,501
LTIMindtree Ltd. (b)	6,670	405,808
Lupin Ltd.	18,144	245,870
Macrotech Developers Ltd. (b)	18,144	171,713
Mahindra & Mahindra Ltd.	69,627	1,220,233
Marico Ltd.	38,934	250,884
Maruti Suzuki India Ltd.	9,666	1,207,058
Mphasis Ltd.	6,210	158,543
MRF Ltd.	180	234,199
Muthoot Finance Ltd.	8,079	126,058
Nestle India Ltd.	2,595	755,636
NMDC Ltd.	86,076	159,523
NTPC Ltd.	345,506	978,871
Oil & Natural Gas Corp. Ltd.	283,589	634,555
One 97 Communications Ltd. *	19,373	214,402
Page Industries Ltd.	432	196,294
Patanjali Foods Ltd.	7,014	115,237
Petronet LNG Ltd.	56,484	135,390
PI Industries Ltd.	5,846	238,760
Pidilite Industries Ltd.	11,091	327,462
Power Finance Corp. Ltd.	109,350	323,839
Power Grid Corp. of India Ltd.	331,394	804,869
Procter & Gamble Hygiene & Health Care Ltd.	702	147,895
Punjab National Bank	165,888	145,504
REC Ltd.	93,204	322,160
Reliance Industries Ltd.	250,908	6,899,415
Samvardhana Motherson International Ltd.	172,464	190,474
SBI Cards & Payment Services Ltd.	21,384	191,630
SBI Life Insurance Co. Ltd. (b)	32,755	537,976
Shree Cement Ltd.	708	218,215
INVESTMENTS	SHARES	VALUE($)

India — continued
Shriram Finance Ltd.	20,185	455,478
Siemens Ltd.	6,474	259,030
Sona Blw Precision Forgings Ltd. (b)	29,799	193,931
SRF Ltd.	10,562	278,506
Star Health & Allied Insurance Co. Ltd. *	14,389	100,245
State Bank of India	129,795	881,968
Steel Authority of India Ltd.	105,115	105,912
Sun Pharmaceutical Industries Ltd.	78,510	1,026,452
Sundaram Finance Ltd.	5,076	193,594
Tata Consultancy Services Ltd.	74,501	3,016,068
Tata Consumer Products Ltd.	45,468	491,970
Tata Elxsi Ltd.	2,592	237,432
Tata Motors Ltd.	130,441	985,223
Tata Motors Ltd., Class A	34,018	171,766
Tata Power Co. Ltd. (The)	124,149	357,191
Tata Steel Ltd.	586,533	836,975
Tech Mahindra Ltd.	45,363	618,213
Titan Co. Ltd.	30,343	1,163,222
Torrent Pharmaceuticals Ltd.	7,344	169,759
Tube Investments of India Ltd.	7,884	298,265
TVS Motor Co. Ltd.	17,273	330,076
UltraTech Cement Ltd.	8,396	849,709
United Spirits Ltd. *	22,410	277,912
UPL Ltd.	37,115	240,986
Varun Beverages Ltd.	34,009	371,203
Vedanta Ltd.	84,078	218,799
Voltas Ltd.	17,172	172,801
Wipro Ltd.	102,494	470,521
Yes Bank Ltd. *	1,275,540	244,465
Zomato Ltd. *	387,404	489,998
Zydus Lifesciences Ltd.	19,062	131,349
		83,181,828
Indonesia — 2.1%
Adaro Energy Indonesia Tbk. PT	1,058,400	170,772
Adaro Minerals Indonesia Tbk. PT *	475,700	32,941
Allo Bank Indonesia Tbk. PT *	242,900	18,273
Aneka Tambang Tbk.	696,500	74,625
Astra International Tbk. PT	1,528,200	555,928
Avia Avian Tbk. PT	1,339,200	42,153
Bank Central Asia Tbk. PT	4,033,800	2,222,304
Bank Mandiri Persero Tbk. PT	3,257,700	1,163,820
Bank Negara Indonesia Persero Tbk. PT	1,123,200	338,967
Bank Rakyat Indonesia Persero Tbk. PT	5,179,800	1,619,640
Barito Pacific Tbk. PT	2,057,400	145,708
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Indonesia — continued
Bayan Resources Tbk. PT	557,400	639,682
Bukit Asam Tbk. PT	291,900	45,572
Capital Financial Indonesia Tbk. PT *	1,307,300	45,636
Charoen Pokphand Indonesia Tbk. PT *	540,000	197,167
Dayamitra Telekomunikasi PT	1,336,400	52,160
Elang Mahkota Teknologi Tbk. PT	2,997,000	94,426
GoTo Gojek Tokopedia Tbk. PT *	7,857,500	29,727
Gudang Garam Tbk. PT	34,400	50,404
Indah Kiat Pulp & Paper Tbk. PT	194,400	117,496
Indocement Tunggal Prakarsa Tbk. PT	140,400	82,017
Indofood CBP Sukses Makmur Tbk. PT	162,000	105,553
Indofood Sukses Makmur Tbk. PT	334,800	140,165
Kalbe Farma Tbk. PT	1,431,600	152,257
Merdeka Copper Gold Tbk. PT *	1,036,800	145,417
Mitra Keluarga Karyasehat Tbk. PT (b)	410,400	70,790
Sarana Menara Nusantara Tbk. PT	1,632,200	91,541
Semen Indonesia Persero Tbk. PT	248,400	95,449
Sumber Alfaria Trijaya Tbk. PT	1,436,400	261,328
Telkom Indonesia Persero Tbk. PT	3,585,600	786,020
Transcoal Pacific Tbk. PT	72,700	39,931
Trimegah Bangun Persada Tbk. PT	642,400	39,409
Unilever Indonesia Tbk. PT	426,600	97,217
United Tractors Tbk. PT	150,800	238,642
		10,003,137
Kuwait — 0.8%
Agility Public Warehousing Co. KSC *	118,559	201,867
Boubyan Bank KSCP	112,698	213,565
Gulf Bank KSCP	270,000	206,968
Kuwait Finance House KSCP	590,000	1,305,304
Mabanee Co. KPSC	47,090	125,660
Mobile Telecommunications Co. KSCP	155,825	242,413
National Bank of Kuwait SAKP	576,667	1,634,710
		3,930,487
Luxembourg — 0.0% ^
Reinet Investments SCA	7,268	151,018
Malaysia — 1.6%
AMMB Holdings Bhd.	162,000	129,963
Axiata Group Bhd.	356,400	163,067
CELCOMDIGI Bhd.	253,800	225,328
CIMB Group Holdings Bhd.	545,400	653,442
Dialog Group Bhd.	442,800	199,787
Gamuda Bhd.	243,000	236,650
Genting Bhd.	160,700	135,982
INVESTMENTS	SHARES	VALUE($)

Malaysia — continued
Genting Malaysia Bhd.	291,600	148,179
HAP Seng Consolidated Bhd.	199,800	205,902
Hong Leong Bank Bhd.	59,400	241,865
IHH Healthcare Bhd.	232,200	292,292
IOI Corp. Bhd.	232,200	191,586
Kuala Lumpur Kepong Bhd.	41,900	193,417
Malayan Banking Bhd.	530,100	1,003,775
Malaysia Airports Holdings Bhd.	81,200	125,983
Maxis Bhd.	172,800	143,681
MR DIY Group M Bhd. (b)	421,200	130,860
Petronas Chemicals Group Bhd.	216,000	333,074
Petronas Dagangan Bhd.	27,000	129,546
Petronas Gas Bhd.	70,500	254,507
PPB Group Bhd.	53,100	169,180
Press Metal Aluminium Holdings Bhd.	270,000	279,093
Public Bank Bhd.	1,100,900	961,528
RHB Bank Bhd.	219,600	257,218
Sime Darby Bhd.	233,700	112,320
Sime Darby Plantation Bhd.	271,600	247,599
Telekom Malaysia Bhd.	150,100	159,785
Tenaga Nasional Bhd.	206,200	428,456
Top Glove Corp. Bhd. *	394,200	60,005
		7,814,070
Mexico — 2.0%
Arca Continental SAB de CV	35,309	316,839
Cemex SAB de CV *	1,140,588	682,619
Coca-Cola Femsa SAB de CV	39,582	300,910
Fibra Uno Administracion SA de CV, REIT	216,486	329,130
Fomento Economico Mexicano SAB de CV	133,583	1,510,320
Gruma SAB de CV, Class B	13,716	238,898
Grupo Aeroportuario del Pacifico SAB de CV, Class B	28,498	332,717
Grupo Aeroportuario del Sureste SAB de CV, Class B	14,202	307,215
Grupo Bimbo SAB de CV	109,215	443,306
Grupo Carso SAB de CV	39,398	252,528
Grupo Elektra SAB de CV	4,158	265,453
Grupo Financiero Banorte SAB de CV, Class O	186,894	1,513,998
Grupo Financiero Inbursa SAB de CV, Class O *	147,636	304,706
Grupo Mexico SAB de CV	231,629	961,898
Industrias CH SAB de CV *	8,461	90,575
Industrias Penoles SAB de CV *	14,040	155,344
Kimberly-Clark de Mexico SAB de CV, Class A	106,110	194,458
Operadora De Sites Mexicanos SAB de CV	67,296	57,520
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	71

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Mexico — continued
Orbia Advance Corp. SAB de CV	70,157	113,861
Promotora y Operadora de Infraestructura SAB de CV	17,881	147,350
Wal-Mart de Mexico SAB de CV	355,530	1,273,905
		9,793,550
Peru — 0.2%
Credicorp Ltd.	4,940	617,302
Enel Distribucion Peru SAA	38,432	36,215
InRetail Peru Corp. (b)	2,269	71,247
Intercorp Financial Services, Inc.	2,434	45,857
		770,621
Philippines — 0.8%
Aboitiz Equity Ventures, Inc.	169,520	136,859
ACEN Corp.	662,900	62,037
Ayala Corp.	18,900	202,074
Ayala Land, Inc.	453,600	223,195
Bank of the Philippine Islands	148,500	263,029
BDO Unibank, Inc.	158,220	356,149
Emperador, Inc.	240,200	88,054
Globe Telecom, Inc.	2,365	73,359
GT Capital Holdings, Inc.	6,410	62,019
International Container Terminal Services, Inc.	61,020	216,195
JG Summit Holdings, Inc.	230,100	149,252
Jollibee Foods Corp.	33,480	121,023
Manila Electric Co.	21,060	131,764
Metropolitan Bank & Trust Co.	322,990	297,715
Monde Nissin Corp. * (b)	545,400	78,821
PLDT, Inc.	6,480	138,465
SM Investments Corp.	36,720	518,975
SM Prime Holdings, Inc.	869,400	459,676
Universal Robina Corp.	65,880	127,006
		3,705,667
Qatar — 0.9%
Commercial Bank PSQC (The)	240,894	339,144
Dukhan Bank	113,706	113,314
Industries Qatar QSC	136,387	458,171
Masraf Al Rayan QSC	486,934	280,846
Mesaieed Petrochemical Holding Co.	270,351	118,260
Ooredoo QPSC	55,904	151,851
Qatar Electricity & Water Co. QSC	38,676	175,726
Qatar Fuel QSC	46,273	188,727
Qatar Gas Transport Co. Ltd.	197,415	190,854
Qatar International Islamic Bank QSC	87,804	223,067
INVESTMENTS	SHARES	VALUE($)

Qatar — continued
Qatar Islamic Bank SAQ	120,282	574,817
Qatar National Bank QPSC	322,403	1,318,479
		4,133,256
Saudi Arabia — 3.8%
ACWA Power Co.	9,936	601,549
Advanced Petrochemical Co.	9,558	95,160
Al Rajhi Bank	142,531	2,551,386
Alinma Bank	73,818	647,873
Almarai Co. JSC	18,792	280,007
Arabian Internet & Communications Services Co.	1,944	162,261
Bank Al-Jazira *	30,240	131,956
Banque Saudi Fransi	44,496	425,200
Bupa Arabia for Cooperative Insurance Co.	1,900	107,874
Dr Sulaiman Al Habib Medical Services Group Co.	6,372	427,998
Elm Co.	1,998	373,440
Etihad Etisalat Co.	28,404	349,031
Jarir Marketing Co.	44,280	170,907
Mouwasat Medical Services Co.	7,006	186,747
Nahdi Medical Co.	2,970	112,296
Riyad Bank	110,808	784,186
SABIC Agri-Nutrients Co.	17,550	626,589
Sahara International Petrochemical Co.	27,054	233,027
Saudi Arabian Mining Co. *	88,594	848,837
Saudi Arabian Oil Co. (b)	316,770	2,814,299
Saudi Aramco Base Oil Co.	3,774	129,959
Saudi Awwal Bank	27,864	248,801
Saudi Basic Industries Corp.	65,448	1,344,907
Saudi Electricity Co.	59,616	283,041
Saudi Industrial Investment Group	27,864	178,225
Saudi Investment Bank (The)	36,882	144,572
Saudi Kayan Petrochemical Co. *	55,350	156,206
Saudi National Bank (The)	213,798	1,913,097
Saudi Tadawul Group Holding Co.	3,618	160,484
Saudi Telecom Co.	135,845	1,391,612
Savola Group (The)	22,356	216,910
Yanbu National Petrochemical Co.	20,736	209,580
		18,308,017
South Africa — 2.8%
Absa Group Ltd.	61,647	562,506
African Rainbow Minerals Ltd.	8,154	67,192
Anglo American Platinum Ltd.	4,212	140,730
Aspen Pharmacare Holdings Ltd.	27,218	247,229
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Africa — continued
Bid Corp. Ltd.	24,391	517,449
Bidvest Group Ltd. (The)	24,744	350,246
Capitec Bank Holdings Ltd.	6,585	585,108
Clicks Group Ltd.	17,960	264,656
Discovery Ltd.	36,675	253,021
Exxaro Resources Ltd.	18,144	182,110
FirstRand Ltd.	387,512	1,277,510
Gold Fields Ltd.	64,975	857,147
Growthpoint Properties Ltd., REIT	249,478	129,708
Impala Platinum Holdings Ltd.	64,260	267,681
Kumba Iron Ore Ltd.	4,104	108,740
Life Healthcare Group Holdings Ltd.	110,538	110,138
Mr Price Group Ltd.	31,075	224,607
MTN Group Ltd.	121,947	595,291
MultiChoice Group *	33,372	125,001
Naspers Ltd., Class N *	13,619	2,125,938
Nedbank Group Ltd.	36,666	394,586
Northam Platinum Holdings Ltd.	26,246	158,413
Old Mutual Ltd.	366,266	232,877
Remgro Ltd.	38,484	297,506
Sanlam Ltd.	126,549	443,864
Sasol Ltd.	41,976	530,566
Shoprite Holdings Ltd.	34,401	440,831
Sibanye Stillwater Ltd.	212,437	270,974
Standard Bank Group Ltd.	97,648	958,221
Tiger Brands Ltd.	12,204	112,986
Vodacom Group Ltd.	49,860	271,431
Woolworths Holdings Ltd.	65,425	243,586
		13,347,849
South Korea — 11.8%
Amorepacific Corp.	2,214	207,820
AMOREPACIFIC Group	2,457	52,195
BGF retail Co. Ltd.	717	73,322
BNK Financial Group, Inc.	21,621	108,822
Celltrion Healthcare Co. Ltd.	8,100	400,671
Celltrion, Inc.	8,410	933,959
Cheil Worldwide, Inc.	9,206	135,552
CJ CheilJedang Corp.	616	129,050
CJ Corp.	1,109	69,175
CosmoAM&T Co. Ltd. *	1,713	178,345
Coway Co. Ltd.	4,050	129,603
DB Insurance Co. Ltd.	3,726	242,410
Doosan Bobcat, Inc.	3,937	113,114
Doosan Enerbility Co. Ltd. *	32,607	324,896
INVESTMENTS	SHARES	VALUE($)

South Korea — continued
Ecopro BM Co. Ltd.	3,343	489,072
Ecopro Co. Ltd.	1,413	652,911
E-MART, Inc.	1,458	78,605
F&F Co. Ltd.	1,350	93,588
Hana Financial Group, Inc.	22,248	646,900
Hanjin Kal Corp.	2,669	84,279
Hankook Tire & Technology Co. Ltd.	5,778	163,931
Hanmi Pharm Co. Ltd.	477	99,734
Hanmi Science Co. Ltd.	2,798	65,758
Hanon Systems	12,042	61,447
Hanwha Aerospace Co. Ltd.	2,484	186,750
Hanwha Corp.	3,707	61,062
Hanwha Ocean Co. Ltd. *	3,470	60,684
Hanwha Solutions Corp. *	8,316	177,133
HD Hyundai Co. Ltd.	3,437	146,390
HD Hyundai Heavy Industries Co. Ltd. *	1,512	114,641
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. *	3,456	231,839
HLB, Inc. *	8,788	189,345
HMM Co. Ltd.	27,270	295,369
Hotel Shilla Co. Ltd.	2,376	109,940
HYBE Co. Ltd. *	1,334	217,260
Hyundai Engineering & Construction Co. Ltd.	5,400	133,924
Hyundai Glovis Co. Ltd.	1,620	205,596
Hyundai Marine & Fire Insurance Co. Ltd.	4,291	100,096
Hyundai Mobis Co. Ltd.	4,594	711,449
Hyundai Motor Co.	9,999	1,259,716
Hyundai Motor Co. (Preference)	2,626	195,091
Hyundai Rotem Co. Ltd. *	5,400	93,360
Hyundai Steel Co.	8,754	212,883
Industrial Bank of Korea	21,600	178,761
Kakao Corp.	21,972	619,299
Kakao Games Corp. *	3,564	61,859
KakaoBank Corp.	24,962	337,817
Kakaopay Corp. *	1,836	46,806
Kangwon Land, Inc.	14,662	159,648
KB Financial Group, Inc.	27,287	1,040,133
Kia Corp.	18,419	1,052,304
Korea Aerospace Industries Ltd.	5,400	177,686
Korea Electric Power Corp. *	18,673	233,729
Korea Investment Holdings Co. Ltd.	3,074	114,917
Korea Zinc Co. Ltd.	1,025	356,207
Korean Air Lines Co. Ltd.	16,996	258,597
Krafton, Inc. *	2,643	321,738
KT Corp.	9,666	233,842
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	73

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Korea — continued
KT&G Corp.	7,487	472,305
Kumho Petrochemical Co. Ltd.	1,296	121,807
L&F Co. Ltd.	1,818	176,842
LG Chem Ltd.	3,439	1,127,105
LG Chem Ltd. (Preference)	540	112,782
LG Corp.	8,121	464,838
LG Display Co. Ltd. *	16,686	150,987
LG Electronics, Inc.	7,853	582,559
LG Energy Solution Ltd. *	2,894	829,619
LG H&H Co. Ltd.	702	164,580
LG Innotek Co. Ltd.	1,026	170,288
LG Uplus Corp.	15,947	119,518
Lotte Chemical Corp.	1,404	152,470
Lotte Energy Materials Corp.	1,615	46,266
Meritz Financial Group, Inc. *	8,208	305,482
NAVER Corp.	10,974	1,534,200
NCSoft Corp.	1,188	205,247
Netmarble Corp. * (b)	1,944	55,811
Orion Corp.	1,890	167,275
Pan Ocean Co. Ltd.	17,930	57,244
Pearl Abyss Corp. *	2,808	102,873
POSCO Future M Co. Ltd.	2,253	397,030
POSCO Holdings, Inc.	5,412	1,656,750
Posco International Corp.	3,326	124,060
S-1 Corp.	1,821	73,600
Samsung Biologics Co. Ltd. * (b)	1,346	707,601
Samsung C&T Corp.	6,343	501,514
Samsung Electro-Mechanics Co. Ltd.	4,266	394,439
Samsung Electronics Co. Ltd.	373,333	18,582,605
Samsung Electronics Co. Ltd. (Preference)	59,838	2,389,016
Samsung Engineering Co. Ltd. *	11,544	203,459
Samsung Fire & Marine Insurance Co. Ltd.	2,484	474,997
Samsung Heavy Industries Co. Ltd. *	51,193	259,522
Samsung Life Insurance Co. Ltd.	6,835	365,941
Samsung SDI Co. Ltd.	3,800	1,203,212
Samsung SDS Co. Ltd.	3,017	309,257
Samsung Securities Co. Ltd.	4,725	123,778
Shinhan Financial Group Co. Ltd.	35,808	920,417
SK Biopharmaceuticals Co. Ltd. *	2,106	117,857
SK Bioscience Co. Ltd. *	1,837	82,678
SK Hynix, Inc.	39,174	3,401,953
SK IE Technology Co. Ltd. * (b)	2,106	92,864
SK Innovation Co. Ltd. *	4,176	380,453
SK Square Co. Ltd. *	7,506	237,174
INVESTMENTS	SHARES	VALUE($)

South Korea — continued
SK Telecom Co. Ltd.	8,100	295,382
SK, Inc.	2,836	299,002
SKC Co. Ltd.	1,512	88,424
S-Oil Corp.	3,132	154,572
Woori Financial Group, Inc.	51,068	451,071
Yuhan Corp.	3,942	168,040
		57,007,796
Taiwan — 15.0%
Accton Technology Corp.	39,000	604,277
Acer, Inc.	227,000	239,913
Advanced Energy Solution Holding Co. Ltd.	4,000	76,166
Advantech Co. Ltd.	36,196	371,724
ASE Technology Holding Co. Ltd.	249,000	871,744
Asia Cement Corp.	189,000	233,391
Asustek Computer, Inc.	53,000	555,712
AUO Corp.	540,000	261,384
Catcher Technology Co. Ltd.	51,000	286,105
Cathay Financial Holding Co. Ltd.	701,000	951,292
Chailease Holding Co. Ltd.	117,200	635,757
Chang Hwa Commercial Bank Ltd.	478,450	253,472
Cheng Shin Rubber Industry Co. Ltd.	154,000	210,448
Chicony Electronics Co. Ltd.	50,000	192,487
China Airlines Ltd.	217,000	130,082
China Development Financial Holding Corp. *	1,242,000	434,152
China Steel Corp.	916,000	683,385
Chunghwa Telecom Co. Ltd.	210,000	751,074
Compal Electronics, Inc.	323,000	280,957
CTBC Financial Holding Co. Ltd.	1,423,000	1,071,666
Delta Electronics, Inc.	141,000	1,270,677
E Ink Holdings, Inc.	65,000	338,203
E.Sun Financial Holding Co. Ltd.	1,121,149	826,107
Eclat Textile Co. Ltd.	17,000	270,576
eMemory Technology, Inc.	5,000	313,257
Eva Airways Corp.	193,000	163,667
Evergreen Marine Corp. Taiwan Ltd.	74,000	246,256
Far Eastern New Century Corp.	277,000	252,378
Far EasTone Telecommunications Co. Ltd.	118,000	276,406
Feng TAY Enterprise Co. Ltd.	45,360	250,470
First Financial Holding Co. Ltd.	778,260	622,722
Formosa Chemicals & Fibre Corp.	294,000	553,154
Formosa Petrochemical Corp.	107,000	261,405
Formosa Plastics Corp.	323,000	768,150
Foxconn Technology Co. Ltd.	75,000	121,690
Fubon Financial Holding Co. Ltd.	614,000	1,141,791
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Taiwan — continued
Giant Manufacturing Co. Ltd.	24,000	121,358
Global Unichip Corp.	6,000	268,158
Globalwafers Co. Ltd.	15,000	220,499
Highwealth Construction Corp.	118,600	149,016
Hiwin Technologies Corp.	21,000	127,263
Hon Hai Precision Industry Co. Ltd.	816,000	2,435,527
Hotai Motor Co. Ltd.	25,520	476,181
Hua Nan Financial Holdings Co. Ltd.	744,000	466,580
Innolux Corp.	666,550	251,267
Inventec Corp.	227,000	284,378
Largan Precision Co. Ltd.	8,000	512,375
Lite-On Technology Corp.	162,000	504,389
Macronix International Co. Ltd.	139,000	116,151
MediaTek, Inc.	116,000	3,027,526
Mega Financial Holding Co. Ltd.	806,360	915,004
Merida Industry Co. Ltd.	16,000	81,978
Micro-Star International Co. Ltd.	56,000	286,683
momo.com, Inc.	6,500	107,162
Nan Ya Plastics Corp.	378,000	723,236
Nan Ya Printed Circuit Board Corp.	19,000	139,462
Nanya Technology Corp.	87,000	174,416
Nien Made Enterprise Co. Ltd.	15,000	132,710
Novatek Microelectronics Corp.	41,000	577,406
Oneness Biotech Co. Ltd.	27,163	164,607
Pegatron Corp.	157,000	366,379
PharmaEssentia Corp. *	23,000	228,688
Phison Electronics Corp.	12,000	173,198
Polaris Group *	40,000	90,531
Pou Chen Corp.	189,000	168,468
Powerchip Semiconductor Manufacturing Corp.	225,000	185,090
Powertech Technology, Inc.	54,000	175,437
President Chain Store Corp.	41,000	326,128
Quanta Computer, Inc.	203,000	1,198,574
Radiant Opto-Electronics Corp.	50,000	191,649
Realtek Semiconductor Corp.	35,000	436,201
Ruentex Development Co. Ltd.	138,900	139,300
Ruentex Industries Ltd.	60,000	106,203
Shanghai Commercial & Savings Bank Ltd. (The)	355,000	470,372
Shin Kong Financial Holding Co. Ltd. *	1,134,000	304,647
Simplo Technology Co. Ltd.	13,000	133,935
Sino-American Silicon Products, Inc.	40,000	202,496
SinoPac Financial Holdings Co. Ltd.	899,740	496,221
Synnex Technology International Corp.	95,000	201,619
Taishin Financial Holding Co. Ltd.	906,750	483,630
INVESTMENTS	SHARES	VALUE($)

Taiwan — continued
Taiwan Business Bank	466,728	184,014
Taiwan Cement Corp.	479,000	477,284
Taiwan Cooperative Financial Holding Co. Ltd.	769,100	597,258
Taiwan High Speed Rail Corp.	163,000	147,994
Taiwan Mobile Co. Ltd.	125,000	369,408
Taiwan Semiconductor Manufacturing Co. Ltd.	1,773,000	28,957,556
Tatung Co. Ltd. *	151,000	167,348
Teco Electric and Machinery Co. Ltd.	118,000	168,423
Tripod Technology Corp.	34,000	174,067
Unimicron Technology Corp.	100,000	445,991
Uni-President Enterprises Corp.	347,000	727,988
United Microelectronics Corp.	846,000	1,216,645
Vanguard International Semiconductor Corp.	65,000	141,162
Voltronic Power Technology Corp.	6,000	240,624
Walsin Lihwa Corp.	220,000	234,142
Wan Hai Lines Ltd.	108,000	154,360
Win Semiconductors Corp.	28,000	125,498
Winbond Electronics Corp.	202,000	156,534
Wistron Corp.	217,000	605,105
Wiwynn Corp.	8,000	379,065
WPG Holdings Ltd.	121,000	267,752
Yageo Corp.	25,000	407,589
Yang Ming Marine Transport Corp.	129,000	168,136
Yuanta Financial Holding Co. Ltd.	931,515	699,863
Zhen Ding Technology Holding Ltd.	54,000	163,266
		72,491,267
Thailand — 1.7%
Advanced Info Service PCL, NVDR	79,900	489,380
Airports of Thailand PCL, NVDR *	315,200	585,206
B Grimm Power PCL, NVDR	92,900	57,148
Bangkok Bank PCL, NVDR	42,700	187,116
Bangkok Dusit Medical Services PCL, NVDR	302,400	222,919
Bangkok Expressway & Metro PCL, NVDR	567,000	124,558
Bank of Ayudhya PCL, NVDR	126,100	100,006
Banpu PCL, NVDR	252,000	53,269
Berli Jucker PCL, NVDR	256,300	201,633
BTS Group Holdings PCL, NVDR	513,200	106,409
Bumrungrad Hospital PCL, NVDR	29,100	210,320
Carabao Group PCL, NVDR	34,200	64,245
Central Pattana PCL, NVDR	100,400	174,660
Central Retail Corp. PCL, NVDR	226,800	231,955
Charoen Pokphand Foods PCL, NVDR	394,100	205,005
CP ALL PCL, NVDR	320,000	491,799
CP Axtra PCL, NVDR	115,300	90,654
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	75

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Thailand — continued
Delta Electronics Thailand PCL, NVDR	327,400	719,706
Energy Absolute PCL, NVDR	135,000	157,797
Gulf Energy Development PCL, NVDR	415,800	500,431
Home Product Center PCL, NVDR	297,000	98,332
Indorama Ventures PCL, NVDR	215,600	142,055
Intouch Holdings PCL, NVDR	86,000	169,873
JMT Network Services PCL, NVDR	51,000	41,870
Kasikornbank PCL, NVDR	86,400	315,986
Krung Thai Bank PCL, NVDR	259,200	135,526
Krungthai Card PCL, NVDR	78,800	95,926
Minor International PCL, NVDR	199,300	155,311
Muangthai Capital PCL, NVDR	52,200	53,013
Osotspa PCL, NVDR	113,400	74,156
PTT Exploration & Production PCL, NVDR	106,600	486,824
PTT Global Chemical PCL, NVDR	124,200	119,285
PTT Oil & Retail Business PCL, NVDR	226,800	115,494
PTT PCL, NVDR	623,000	576,645
SCB X PCL, NVDR	64,800	177,665
SCG Packaging PCL, NVDR	89,700	89,878
Siam Cement PCL (The), NVDR	21,600	173,029
Siam Global House PCL, NVDR	163,600	71,822
Srisawad Corp. PCL, NVDR	50,200	57,974
Thai Life Insurance PCL, NVDR	224,900	69,464
Thai Union Group PCL, NVDR	156,100	58,630
TMBThanachart Bank PCL, NVDR	3,569,400	165,813
		8,418,787
Turkey — 0.7%
Akbank TAS	231,120	240,430
Arcelik A/S	15,232	73,042
Aselsan Elektronik Sanayi ve Ticaret A/S	89,424	130,540
BIM Birlesik Magazalar A/S	32,673	313,817
Coca-Cola Icecek A/S	5,549	72,189
Enka Insaat ve Sanayi A/S	135,594	145,477
Eregli Demir ve Celik Fabrikalari TAS *	129,800	173,766
Ford Otomotiv Sanayi A/S	5,238	145,436
Haci Omer Sabanci Holding A/S	96,442	182,196
Hektas Ticaret TAS *	78,138	60,629
KOC Holding A/S	88,009	425,707
Petkim Petrokimya Holding A/S *	92,564	64,429
Sasa Polyester Sanayi A/S *	35,464	53,548
Tofas Turk Otomobil Fabrikasi A/S	9,396	79,861
Turk Hava Yollari AO *	51,179	392,708
Turkcell Iletisim Hizmetleri A/S *	89,478	151,662
Turkiye Garanti Bankasi A/S	43,828	72,739
INVESTMENTS	SHARES	VALUE($)

Turkey — continued
Turkiye Is Bankasi A/S, Class C	254,510	189,181
Turkiye Petrol Rafinerileri A/S	60,248	302,266
Turkiye Sise ve Cam Fabrikalari A/S	99,198	166,204
Yapi ve Kredi Bankasi A/S	203,634	124,281
		3,560,108
United Arab Emirates — 3.0%
Abu Dhabi Commercial Bank PJSC	220,590	482,259
Abu Dhabi Islamic Bank PJSC	109,458	306,947
Abu Dhabi National Oil Co. for Distribution PJSC	216,648	198,186
ADNOC Drilling Co. PJSC	125,720	124,590
Aldar Properties PJSC	272,484	385,765
Alpha Dhabi Holding PJSC *	104,204	535,631
Americana Restaurants International plc	208,274	209,805
Dubai Electricity & Water Authority PJSC	654,483	424,086
Dubai Islamic Bank PJSC	217,154	319,258
Emaar Development PJSC	58,175	98,175
Emaar Properties PJSC	449,932	819,679
Emirates NBD Bank PJSC	180,139	831,298
Emirates Telecommunications Group Co. PJSC	252,973	1,271,408
Fertiglobe plc	86,626	75,749
First Abu Dhabi Bank PJSC	332,964	1,149,465
International Holding Co. PJSC *	62,210	6,768,069
Multiply Group PJSC *	268,774	249,048
Q Holding PJSC *	154,926	129,913
Salik Co. PJSC	136,350	118,420
		14,497,751
United Kingdom — 0.1%
Anglogold Ashanti plc	30,515	563,282
United States — 0.1%
JBS SA	50,112	199,484
Parade Technologies Ltd.	6,000	196,721
		396,205
Total Common Stocks (Cost $515,289,385)		478,605,371
	NO. OF RIGHTS
Rights — 0.0% ^
Kuwait — 0.0% ^
Gulf Bank KSCP, expiring 11/12/2023*	20,959	433
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	NO. OF RIGHTS	VALUE($)
Rights — continued
Taiwan — 0.0% ^
Winbond Electronics Corp., expiring 11/3/2023*	8,120	785
Total Rights (Cost $—)		1,218
	SHARES
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)(Cost $4,440,195)	4,440,195	4,440,195
Total Investments — 99.9% (Cost $519,729,580)		483,046,784
Other Assets Less Liabilities — 0.1%		358,830
NET ASSETS — 100.0%		483,405,614

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Banks	17.5%
Semiconductors & Semiconductor Equipment	9.0
Technology Hardware, Storage & Peripherals	5.7
Oil, Gas & Consumable Fuels	5.4
Interactive Media & Services	4.7
Broadline Retail	4.6
Metals & Mining	3.7
Automobiles	3.0
Industrial Conglomerates	2.9
Chemicals	2.8
Insurance	2.6
Electronic Equipment, Instruments & Components	2.5
IT Services	2.3
Hotels, Restaurants & Leisure	2.2
Beverages	1.9
Food Products	1.8
Pharmaceuticals	1.4
Real Estate Management & Development	1.4
Consumer Staples Distribution & Retail	1.3
Wireless Telecommunication Services	1.3
Diversified Telecommunication Services	1.2
Electric Utilities	1.1
Financial Services	1.1
Electrical Equipment	1.1
Independent Power and Renewable Electricity Producers	1.0
Entertainment	1.0
Capital Markets	1.0
Others (each less than 1.0%)	13.6
Short-Term Investments	0.9
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	77

JPMorgan BetaBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	100	12/15/2023	USD	4,594,000	(242,212)

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.8%
Australia — 1.7%
Flutter Entertainment plc *	97,569	15,323,921
Glencore plc	6,206,280	32,873,616
Rio Tinto plc	617,491	39,396,248
		87,593,785
Austria — 0.5%
ANDRITZ AG	39,644	1,824,778
BAWAG Group AG (a)	45,580	2,030,152
Erste Group Bank AG	197,088	7,057,575
EVN AG	20,197	548,152
Mondi plc	268,472	4,342,673
OMV AG	77,740	3,409,537
Raiffeisen Bank International AG *	74,512	1,079,511
Strabag SE	6,797	268,733
Telekom Austria AG	77,092	538,369
Verbund AG	46,081	4,003,829
Vienna Insurance Group AG Wiener Versicherung Gruppe	19,562	524,708
voestalpine AG	58,199	1,453,288
		27,081,305
Belgium — 1.4%
Ackermans & van Haaren NV	12,400	1,840,818
Ageas SA	94,493	3,629,745
Anheuser-Busch InBev SA	575,823	32,763,200
Azelis Group NV	49,861	850,398
D'ieteren Group	12,169	1,807,593
Elia Group SA/NV	18,685	1,774,253
Etablissements Franz Colruyt NV	24,449	1,011,834
Groupe Bruxelles Lambert NV	53,496	3,912,729
KBC Group NV	186,686	10,274,237
Sofina SA	8,701	1,652,966
Solvay SA	40,352	4,265,838
UCB SA	66,623	4,872,807
Umicore SA	110,263	2,623,471
Warehouses De Pauw CVA, REIT	89,254	2,208,369
		73,488,258
Brazil — 0.1%
Yara International ASA	90,060	2,946,938
Chile — 0.1%
Antofagasta plc	190,616	3,116,864
China — 0.5%
Prosus NV *	837,495	23,421,036
INVESTMENTS	SHARES	VALUE($)

Denmark — 5.1%
AP Moller - Maersk A/S, Class A	1,458	2,380,566
AP Moller - Maersk A/S, Class B	2,593	4,320,537
Carlsberg A/S, Class B	49,824	5,937,686
Chr Hansen Holding A/S	56,812	3,876,836
Coloplast A/S, Class B	64,538	6,730,303
Danske Bank A/S	376,300	8,827,523
Demant A/S *	51,962	1,982,847
DSV A/S	99,217	14,827,080
Genmab A/S *	36,484	10,313,404
Novo Nordisk A/S, Class B	1,783,889	172,102,896
Novozymes A/S, Class B	115,497	5,190,779
Orsted A/S (a)	104,506	5,049,638
Pandora A/S	46,215	5,241,732
Tryg A/S	192,903	3,766,926
Vestas Wind Systems A/S *	557,911	12,092,600
		262,641,353
Finland — 1.8%
Elisa OYJ	83,202	3,528,484
Fortum OYJ	242,901	2,884,068
Huhtamaki OYJ	52,976	1,821,111
Kesko OYJ, Class A	50,981	878,810
Kesko OYJ, Class B	150,885	2,551,690
Kone OYJ, Class B	222,827	9,649,160
Metso OYJ	389,278	3,429,705
Neste OYJ	237,971	7,997,715
Nokia OYJ (b)	2,924,887	9,741,870
Nordea Bank Abp	1,977,450	20,826,934
Orion OYJ, Class A	15,943	632,598
Orion OYJ, Class B	59,474	2,366,204
Sampo OYJ, Class A	257,719	10,135,780
Stora Enso OYJ, Class A	27,778	339,476
Stora Enso OYJ, Class R	338,310	4,065,945
UPM-Kymmene OYJ	294,856	9,929,548
Wartsila OYJ Abp	268,067	3,198,977
		93,978,075
France — 15.3%
Adevinta ASA *	173,869	1,528,230
Aeroports de Paris SA	21,859	2,454,738
Air Liquide SA	289,354	49,581,460
Airbus SE	340,585	45,664,348
Alstom SA	154,001	2,085,553
Amundi SA (a)	32,863	1,716,742
AXA SA	959,131	28,419,460
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	79

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
BioMerieux	26,105	2,506,404
BNP Paribas SA	600,085	34,507,303
Bollore SE	440,198	2,403,061
Bouygues SA	107,462	3,780,408
Bureau Veritas SA	157,929	3,597,271
Capgemini SE	86,299	15,251,518
Carrefour SA	298,316	5,229,916
Cie de Saint-Gobain SA	283,932	15,455,596
Cie Generale des Etablissements Michelin SCA	394,512	11,720,342
Credit Agricole SA	618,524	7,468,609
Danone SA	348,227	20,716,183
Dassault Aviation SA	12,057	2,396,801
Dassault Systemes SE	370,142	15,247,397
Edenred SE	137,883	7,339,717
Eiffage SA	41,688	3,783,210
Engie SA	968,681	15,406,763
EssilorLuxottica SA	157,878	28,589,106
Gecina SA, REIT	28,369	2,785,576
Getlink SE	179,271	2,894,991
Hermes International SCA	18,664	34,823,774
Ipsen SA	21,296	2,517,026
Kering SA	38,376	15,607,584
Legrand SA	147,410	12,751,906
L'Oreal SA	127,319	53,516,087
LVMH Moet Hennessy Louis Vuitton SE	144,223	103,253,656
Orange SA	1,014,006	11,926,788
Pernod Ricard SA	110,158	19,561,463
Publicis Groupe SA	129,256	9,841,983
Safran SA	191,199	29,869,021
Sartorius Stedim Biotech	13,234	2,477,707
Societe Generale SA	389,949	8,762,844
Sodexo SA	44,795	4,740,592
Teleperformance SE	32,892	3,783,952
Thales SA	52,258	7,712,111
TotalEnergies SE	1,283,568	85,816,125
Veolia Environnement SA	335,931	9,204,644
Vinci SA	280,570	31,023,859
Vivendi SE	341,394	3,061,452
Worldline SA * (a)	137,519	1,748,680
		784,531,957
Germany — 11.8%
adidas AG	91,488	16,267,281
Allianz SE (Registered)	222,814	52,192,519
BASF SE	493,086	22,784,102
INVESTMENTS	SHARES	VALUE($)

Germany — continued
Bayer AG (Registered)	542,737	23,450,886
Bayerische Motoren Werke AG	160,158	14,895,393
Bayerische Motoren Werke AG (Preference)	32,558	2,768,394
Beiersdorf AG	54,294	7,140,750
Brenntag SE	85,355	6,347,136
Carl Zeiss Meditec AG	20,264	1,759,574
Commerzbank AG	581,175	6,268,294
Continental AG	59,674	3,896,055
Covestro AG * (a)	106,730	5,407,174
Daimler Truck Holding AG	286,417	8,999,286
Deutsche Bank AG (Registered)	1,127,146	12,403,735
Deutsche Boerse AG	104,959	17,275,880
Deutsche Lufthansa AG (Registered) *	330,218	2,315,480
Deutsche Post AG	520,246	20,312,222
Deutsche Telekom AG (Registered)	1,928,351	41,852,285
Deutsche Wohnen SE	28,330	609,615
E.ON SE	1,240,326	14,757,554
Evonik Industries AG	113,269	2,084,702
Fresenius SE & Co. KGaA	227,149	5,843,019
GEA Group AG	86,758	2,967,161
Hannover Rueck SE	33,313	7,355,958
Heidelberg Materials AG	75,732	5,497,638
Henkel AG & Co. KGaA	54,537	3,446,759
Henkel AG & Co. KGaA (Preference)	89,569	6,461,067
Infineon Technologies AG	721,459	21,073,977
Mercedes-Benz Group AG	443,283	26,080,232
Merck KGaA	71,395	10,783,387
MTU Aero Engines AG	29,730	5,587,953
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	75,389	30,254,201
Porsche Automobil Holding SE (Preference)	84,602	3,786,625
Puma SE	55,829	3,163,724
RWE AG	373,946	14,309,204
SAP SE	563,310	75,558,085
Sartorius AG (Preference)	14,890	3,732,028
Siemens AG (Registered)	415,440	55,128,417
Siemens Energy AG *	282,620	2,512,755
Siemens Healthineers AG (a)	155,797	7,664,711
Symrise AG	73,353	7,495,890
Talanx AG	29,391	1,852,200
Telefonica Deutschland Holding AG	476,566	810,199
Volkswagen AG (Preference)	101,395	10,753,013
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Germany — continued
Vonovia SE	450,056	10,361,228
Zalando SE * (a)	121,009	2,830,459
		609,098,207
Hong Kong — 0.3%
Prudential plc	1,521,031	15,904,492
Ireland — 0.3%
Kerry Group plc, Class A	86,093	6,650,152
Kingspan Group plc	85,436	5,749,743
Smurfit Kappa Group plc	143,721	4,684,721
		17,084,616
Italy — 3.8%
A2A SpA	865,390	1,624,331
Amplifon SpA	51,286	1,449,519
Assicurazioni Generali SpA	611,608	12,148,770
Banca Mediolanum SpA	123,269	1,006,560
Banco BPM SpA	837,076	4,282,765
Buzzi SpA	52,144	1,380,730
Coca-Cola HBC AG	113,244	2,940,004
Davide Campari-Milano NV	295,203	3,263,105
DiaSorin SpA	14,528	1,302,034
Enel SpA	4,268,637	27,095,514
Eni SpA	1,324,181	21,647,263
Ferrari NV	69,629	21,076,976
FinecoBank Banca Fineco SpA	337,349	3,979,587
Hera SpA	444,364	1,250,037
Infrastrutture Wireless Italiane SpA (a)	196,270	2,149,125
Intesa Sanpaolo SpA	8,886,465	23,156,270
Leonardo SpA	223,576	3,378,790
Mediobanca Banca di Credito Finanziario SpA (b)	351,872	4,203,269
Moncler SpA	113,797	5,910,295
Nexi SpA * (a)	471,257	2,738,385
Pirelli & C SpA (a)	187,832	836,845
Poste Italiane SpA (a)	252,543	2,500,236
Prysmian SpA	152,714	5,718,681
Recordati Industria Chimica e Farmaceutica SpA	55,463	2,565,407
Snam SpA	1,132,592	5,193,551
Telecom Italia SpA *	8,919,521	2,312,409
Terna - Rete Elettrica Nazionale	777,302	5,951,831
UniCredit SpA	997,130	24,997,666
UnipolSai Assicurazioni SpA	234,484	555,763
		196,615,718
INVESTMENTS	SHARES	VALUE($)

Jordan — 0.0% ^
Hikma Pharmaceuticals plc	94,294	2,184,749
Luxembourg — 0.2%
ArcelorMittal SA	254,414	5,629,485
Eurofins Scientific SE	71,364	3,620,708
		9,250,193
Mexico — 0.0% ^
Fresnillo plc	101,778	685,026
Netherlands — 8.3%
Adyen NV * (a)	17,128	11,552,597
Aegon Ltd.	751,284	3,653,695
Akzo Nobel NV	94,240	6,322,063
Argenx SE *	27,570	12,968,421
Argenx SE *	4,759	2,304,244
ASM International NV	25,392	10,478,770
ASML Holding NV	222,718	133,880,337
EXOR NV	57,242	4,913,035
HAL Trust	49,927	5,623,940
Heineken Holding NV	55,699	4,237,774
Heineken NV	140,011	12,579,071
ING Groep NV	1,999,608	25,636,033
JDE Peet's NV	72,220	2,005,155
Koninklijke Ahold Delhaize NV	539,028	15,961,583
Koninklijke KPN NV	1,851,258	6,222,410
Koninklijke Philips NV *	513,034	9,759,177
NN Group NV	162,970	5,226,836
Randstad NV	68,098	3,526,439
Shell plc	3,700,068	119,241,549
Universal Music Group NV	422,471	10,345,821
Wolters Kluwer NV	142,261	18,252,938
		424,691,888
Norway — 1.1%
Aker ASA, Class A	13,133	789,766
Aker BP ASA (b)	171,088	4,931,031
AutoStore Holdings Ltd. * (b) (c)	492,464	545,252
DNB Bank ASA	494,287	8,917,858
Equinor ASA (b)	547,502	18,354,028
Gjensidige Forsikring ASA	104,959	1,574,045
Kongsberg Gruppen ASA	48,588	1,984,806
Mowi ASA	245,704	3,992,606
Norsk Hydro ASA	744,264	4,244,320
Orkla ASA	414,932	2,859,917
Salmar ASA	39,292	1,863,026
Schibsted ASA, Class A	39,246	786,259
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	81

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Norway — continued
Schibsted ASA, Class B	53,056	984,485
Storebrand ASA	257,159	2,147,521
Telenor ASA	347,537	3,552,660
TOMRA Systems ASA	129,204	1,024,119
Var Energi ASA (b)	220,667	745,504
		59,297,203
Poland — 0.5%
Allegro.eu SA * (a)	233,556	1,675,363
Bank Polska Kasa Opieki SA	97,159	2,952,390
Dino Polska SA * (a)	26,545	2,515,280
ING Bank Slaski SA *	17,976	933,515
KGHM Polska Miedz SA	75,133	2,004,946
LPP SA	579	1,865,226
ORLEN SA	320,686	5,071,304
Powszechna Kasa Oszczednosci Bank Polski SA *	476,499	4,935,940
Powszechny Zaklad Ubezpieczen SA	314,855	3,562,861
Santander Bank Polska SA *	18,631	2,023,457
		27,540,282
Portugal — 0.3%
EDP - Energias de Portugal SA	1,641,145	6,896,910
Galp Energia SGPS SA	246,746	3,714,704
Jeronimo Martins SGPS SA	152,961	3,526,497
		14,138,111
Russia — 0.0% ^
Evraz plc ‡ *	453,755	22,579
Singapore — 0.3%
STMicroelectronics NV	362,478	13,817,701
South Africa — 0.4%
Anglo American plc	738,960	18,828,413
South Korea — 0.1%
Delivery Hero SE * (a)	110,193	2,816,104
Spain — 3.8%
Acciona SA	13,627	1,718,005
ACS Actividades de Construccion y Servicios SA	110,643	4,001,289
Aena SME SA (a)	40,596	5,890,509
Amadeus IT Group SA	248,872	14,203,825
Banco Bilbao Vizcaya Argentaria SA	3,295,649	25,927,644
Banco Santander SA	8,941,009	32,884,455
CaixaBank SA	2,238,081	9,099,011
Cellnex Telecom SA (a)	323,937	9,522,488
INVESTMENTS	SHARES	VALUE($)

Spain — continued
Corp. ACCIONA Energias Renovables SA	30,925	837,022
EDP Renovaveis SA	164,059	2,639,209
Endesa SA	175,470	3,301,410
Iberdrola SA	3,192,504	35,507,086
Industria de Diseno Textil SA (b)	619,843	21,395,726
Naturgy Energy Group SA	101,780	2,879,833
Redeia Corp. SA	224,200	3,496,380
Repsol SA	705,711	10,333,124
Telefonica SA	3,176,862	12,271,071
		195,908,087
Sweden — 4.8%
Alfa Laval AB	159,847	5,180,127
Assa Abloy AB, Class B	547,898	11,678,488
Atlas Copco AB, Class A	1,428,274	18,494,751
Atlas Copco AB, Class B	862,318	9,686,634
Axfood AB	59,903	1,324,486
Beijer Ref AB (b)	215,294	2,046,659
Boliden AB	151,093	3,872,990
Castellum AB	234,035	2,242,937
Electrolux AB, Class B *	124,531	1,047,955
Embracer Group AB * (b)	495,095	806,087
Epiroc AB, Class A	345,872	5,698,145
Epiroc AB, Class B	215,435	2,991,383
EQT AB	189,912	3,469,657
Essity AB, Class A	15,402	352,540
Essity AB, Class B	332,976	7,592,476
Evolution AB (a)	106,012	9,446,247
Fastighets AB Balder, Class B *	366,195	1,555,890
Getinge AB, Class B	120,752	2,173,915
H & M Hennes & Mauritz AB, Class B (b)	340,968	4,580,794
Hexagon AB, Class B	1,161,330	9,464,418
Holmen AB, Class B	51,188	1,931,828
Husqvarna AB, Class B	193,187	1,251,806
Industrivarden AB, Class A	86,157	2,229,348
Industrivarden AB, Class C (b)	82,656	2,131,641
Indutrade AB	146,919	2,603,900
Investment AB Latour, Class B	75,251	1,303,222
Investor AB, Class A	309,956	5,641,613
Investor AB, Class B	1,006,539	18,477,140
Kinnevik AB, Class B *	134,357	1,148,822
L E Lundbergforetagen AB, Class B	40,301	1,645,893
Lifco AB, Class B	117,072	2,142,180
Nibe Industrier AB, Class B	847,084	4,878,667
Nordnet AB publ	89,772	1,271,048
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Sweden — continued
Saab AB, Class B	45,715	2,348,445
Sagax AB, Class B	114,121	2,065,924
Sagax AB, Class D	62,085	139,772
Sandvik AB	595,974	10,151,236
Securitas AB, Class B	277,735	2,224,771
Skandinaviska Enskilda Banken AB, Class A	923,430	10,305,031
Skandinaviska Enskilda Banken AB, Class C	11,069	127,290
Skanska AB, Class B	196,798	2,954,712
SKF AB, Class A	7,322	118,605
SKF AB, Class B	207,081	3,357,293
SSAB AB, Class A	122,677	734,899
SSAB AB, Class B	348,768	2,023,394
Svenska Cellulosa AB SCA, Class A	16,765	229,133
Svenska Cellulosa AB SCA, Class B	331,195	4,544,479
Svenska Handelsbanken AB, Class A	870,273	7,419,683
Svenska Handelsbanken AB, Class B (b)	19,134	197,397
Swedbank AB, Class A	506,559	8,319,378
Swedish Orphan Biovitrum AB * (b)	127,142	2,615,592
Tele2 AB, Class B	307,383	2,182,924
Telefonaktiebolaget LM Ericsson, Class A	29,810	139,403
Telefonaktiebolaget LM Ericsson, Class B	1,702,883	7,628,456
Telia Co. AB (b)	1,281,665	2,717,062
Trelleborg AB, Class B	125,199	3,166,169
Volvo AB, Class A	105,715	2,119,513
Volvo AB, Class B	877,553	17,388,885
Volvo Car AB, Class B * (b)	296,286	1,021,918
		246,605,051
Switzerland — 8.5%
ABB Ltd. (Registered)	894,160	30,041,736
Alcon, Inc.	276,053	19,758,817
Baloise Holding AG (Registered)	25,300	3,632,723
Barry Callebaut AG (Registered)	1,972	2,989,944
Chocoladefabriken Lindt & Spruengli AG	552	6,111,312
Chocoladefabriken Lindt & Spruengli AG (Registered)	58	6,312,318
Cie Financiere Richemont SA (Registered)	288,374	34,021,072
DSM-Firmenich AG	114,485	10,378,728
EMS-Chemie Holding AG (Registered)	3,751	2,565,910
Geberit AG (Registered)	18,471	8,600,351
Givaudan SA (Registered)	4,385	14,595,574
Julius Baer Group Ltd.	113,814	6,744,811
Kuehne + Nagel International AG (Registered)	30,692	8,276,518
Lonza Group AG (Registered)	41,146	14,409,493
Novartis AG (Registered)	1,144,958	107,190,472
INVESTMENTS	SHARES	VALUE($)

Switzerland — continued
Partners Group Holding AG	12,099	12,811,190
Schindler Holding AG	22,498	4,551,858
Schindler Holding AG (Registered)	11,111	2,165,989
SGS SA (Registered)	83,844	6,847,597
Sika AG (Registered)	85,115	20,368,837
Sonova Holding AG (Registered)	27,031	6,406,708
Straumann Holding AG (Registered)	64,310	7,600,424
Swatch Group AG (The)	15,992	4,093,570
Swatch Group AG (The) (Registered)	30,367	1,470,698
Swiss Life Holding AG (Registered)	16,311	10,476,243
Swisscom AG (Registered)	14,028	8,405,421
UBS Group AG (Registered)	1,683,137	39,547,733
Zurich Insurance Group AG	80,859	38,407,421
		438,783,468
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	23,176	—
United Kingdom — 18.0%
3i Group plc	537,690	12,677,434
abrdn plc	1,065,386	2,033,927
Admiral Group plc	144,068	4,280,657
Ashtead Group plc	249,360	14,301,421
Associated British Foods plc	187,134	4,616,234
AstraZeneca plc	856,229	107,203,085
Auto Trader Group plc (a)	508,546	3,846,771
Aviva plc	1,512,802	7,327,364
B&M European Value Retail SA	514,736	3,313,739
BAE Systems plc	1,688,743	22,707,484
Barclays plc	8,110,280	13,017,386
Barratt Developments plc	538,408	2,715,299
Berkeley Group Holdings plc	63,774	3,134,917
BP plc	9,552,245	58,326,196
British American Tobacco plc	1,235,179	36,897,820
British Land Co. plc (The), REIT	518,492	1,879,680
BT Group plc	3,138,954	4,311,131
Bunzl plc	186,711	6,661,141
Burberry Group plc	209,120	4,309,977
Centrica plc	3,100,427	5,935,146
CNH Industrial NV	537,984	5,961,926
Coca-Cola Europacific Partners plc	114,102	6,676,108
Compass Group plc	986,350	24,867,251
ConvaTec Group plc (a)	892,769	2,215,807
Croda International plc	78,749	4,197,020
DCC plc	55,985	3,110,194
Dechra Pharmaceuticals plc	62,912	2,915,909
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	83

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Diageo plc	1,236,640	46,764,810
DS Smith plc	760,970	2,639,402
easyJet plc *	355,956	1,587,913
Entain plc	352,890	4,006,113
Halma plc	209,744	4,716,802
Hargreaves Lansdown plc	193,909	1,670,032
Hiscox Ltd.	195,852	2,232,893
Howden Joinery Group plc	305,839	2,375,179
HSBC Holdings plc	11,060,953	79,864,788
Imperial Brands plc	505,620	10,771,825
Informa plc	770,773	6,678,348
InterContinental Hotels Group plc	96,852	6,863,181
Intermediate Capital Group plc	162,612	2,588,946
Intertek Group plc	89,166	4,152,785
ITV plc	2,005,956	1,561,907
J Sainsbury plc	980,827	3,068,833
JD Sports Fashion plc	1,374,446	2,137,039
Johnson Matthey plc	106,944	1,944,158
Kingfisher plc	1,047,927	2,675,901
Land Securities Group plc, REIT	415,065	2,877,109
Legal & General Group plc	3,302,642	8,509,278
Lloyds Banking Group plc	37,163,489	18,087,469
London Stock Exchange Group plc	228,246	23,028,902
M&G plc	1,311,912	3,168,053
Melrose Industries plc	746,624	4,251,110
National Grid plc	2,043,825	24,368,479
NatWest Group plc	3,082,997	6,708,038
Next plc	70,058	5,873,836
Ocado Group plc *	402,234	2,282,726
Pearson plc	395,835	4,582,082
Pepco Group NV * (a)	88,951	360,529
Persimmon plc	176,469	2,185,394
Phoenix Group Holdings plc	525,484	2,902,719
Reckitt Benckiser Group plc	406,898	27,224,309
RELX plc	1,070,194	37,379,432
Rentokil Initial plc	1,392,208	7,089,806
Rightmove plc	456,235	2,630,940
Rolls-Royce Holdings plc *	4,649,844	12,239,443
Sage Group plc (The)	565,560	6,681,427
Schroders plc	507,648	2,285,968
Segro plc, REIT	676,592	5,881,038
Severn Trent plc	153,824	4,965,801
Smith & Nephew plc	484,875	5,426,301
Smiths Group plc	192,720	3,780,326
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Spirax-Sarco Engineering plc	40,766	4,069,003
SSE plc	604,352	12,010,631
St. James's Place plc	303,059	2,362,584
Standard Chartered plc	1,275,436	9,779,200
Tate & Lyle plc	221,886	1,700,404
Taylor Wimpey plc	1,970,444	2,661,369
Tesco plc	3,941,141	12,933,100
Unilever plc	1,390,304	65,845,750
United Utilities Group plc	376,715	4,872,269
Vodafone Group plc	12,576,807	11,577,448
Weir Group plc (The)	143,428	2,979,082
Whitbread plc	108,024	4,380,174
Wise plc, Class A *	260,427	2,116,686
WPP plc	592,788	5,104,634
		924,904,728
United States — 9.8%
Experian plc	509,819	15,467,306
Ferrovial SE	275,175	8,281,677
GSK plc	2,263,120	40,344,130
Haleon plc	2,652,878	10,632,975
Holcim AG	294,341	18,198,447
Nestle SA (Registered)	1,475,059	159,068,564
QIAGEN NV *	127,519	4,752,393
Roche Holding AG	388,130	100,024,843
Roche Holding AG	14,734	4,015,179
Sanofi SA	614,759	55,823,942
Schneider Electric SE	297,483	45,769,924
Stellantis NV	1,222,247	22,834,441
Swiss Re AG	159,624	17,440,970
Tenaris SA	254,355	4,029,334
		506,684,125
Total Common Stocks (Cost $5,908,663,965)		5,083,660,312
Short-Term Investments — 0.9%
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (d) (e)	38,615,115	38,622,839
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (d) (e)	4,769,550	4,769,550
Total Investment of Cash Collateral from Securities Loaned (Cost $43,392,389)		43,392,389
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Total Investments — 99.7% (Cost $5,952,056,354)		5,127,052,701
Other Assets Less Liabilities — 0.3%		16,307,874
NET ASSETS — 100.0%		5,143,360,575

Percentages indicated are based on net assets.

Abbreviations
CVA	Certificaten Van Aandelen (Dutch Certificate)
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $41,286,855.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	12.5%
Banks	8.5
Oil, Gas & Consumable Fuels	6.6
Insurance	5.5
Textiles, Apparel & Luxury Goods	4.5
Food Products	4.3
Semiconductors & Semiconductor Equipment	3.5
Chemicals	3.2
Capital Markets	2.8
Aerospace & Defense	2.7
Personal Care Products	2.7
Machinery	2.6
Beverages	2.6
Metals & Mining	2.2
Electric Utilities	2.2
Diversified Telecommunication Services	2.1
Electrical Equipment	2.1
Health Care Equipment & Supplies	2.0
Automobiles	2.0
Software	1.9
Professional Services	1.8
Hotels, Restaurants & Leisure	1.7
Financial Services	1.5
Multi-Utilities	1.4
Industrial Conglomerates	1.3
Construction & Engineering	1.1
Consumer Staples Distribution & Retail	1.0
Others (each less than 1.0%)	12.9
Short-Term Investments	0.8
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	880	12/15/2023	EUR	38,027,268	(1,674,811)
FTSE 100 Index	220	12/15/2023	GBP	19,637,783	(596,106)
					(2,270,917)

SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	85

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.8%
Australia — 7.6%
Ampol Ltd.	57,786	1,171,770
ANZ Group Holdings Ltd.	728,739	11,491,470
APA Group	305,364	1,600,700
Aristocrat Leisure Ltd.	157,424	3,869,499
ASX Ltd.	46,944	1,677,196
Atlas Arteria Ltd.	274,408	927,670
Aurizon Holdings Ltd.	446,344	972,188
Bendigo & Adelaide Bank Ltd.	137,802	763,478
BHP Group Ltd.	1,228,392	34,772,678
BlueScope Steel Ltd.	109,789	1,316,091
Brambles Ltd.	336,886	2,811,568
Cochlear Ltd.	15,921	2,440,278
Coles Group Ltd.	324,540	3,149,885
Commonwealth Bank of Australia	406,446	25,002,893
Computershare Ltd.	139,076	2,194,891
Dexus, REIT	260,810	1,077,195
Endeavour Group Ltd.	330,059	1,036,863
Flutter Entertainment plc *	42,823	6,725,663
Fortescue Metals Group Ltd.	410,633	5,841,595
Glencore plc	2,724,090	14,429,044
Goodman Group, REIT	415,690	5,500,372
GPT Group (The), REIT	464,502	1,071,991
IDP Education Ltd.	67,492	932,494
IGO Ltd.	163,428	989,618
Incitec Pivot Ltd.	470,962	822,151
Insurance Australia Group Ltd.	591,797	2,134,930
LendLease Corp. Ltd.	167,149	661,993
Lottery Corp. Ltd. (The)	539,719	1,557,937
Macquarie Group Ltd.	87,156	8,958,763
Medibank Pvt Ltd.	667,808	1,457,343
Mineral Resources Ltd.	41,972	1,546,972
Mirvac Group, REIT	956,814	1,110,147
National Australia Bank Ltd.	761,290	13,637,944
Northern Star Resources Ltd.	279,272	2,045,049
Orica Ltd.	110,451	1,032,046
Origin Energy Ltd.	417,741	2,423,254
Pilbara Minerals Ltd. (a)	683,422	1,605,357
Qantas Airways Ltd. *	204,895	641,917
QBE Insurance Group Ltd.	361,810	3,587,747
Ramsay Health Care Ltd.	45,010	1,393,694
REA Group Ltd.	12,493	1,146,916
Reece Ltd.	50,928	567,833
Rio Tinto Ltd.	90,015	6,723,949
Rio Tinto plc	271,035	17,292,174
INVESTMENTS	SHARES	VALUE($)

Australia — continued
Santos Ltd.	787,540	3,842,769
Scentre Group, REIT	1,258,593	1,949,804
SEEK Ltd.	86,380	1,139,584
Seven Group Holdings Ltd.	37,333	659,735
Sonic Healthcare Ltd.	114,294	2,092,845
South32 Ltd.	1,102,199	2,358,027
Stockland, REIT	578,857	1,306,447
Suncorp Group Ltd.	307,119	2,614,089
Telstra Group Ltd.	980,626	2,377,901
TPG Telecom Ltd.	102,170	337,026
Transurban Group	746,990	5,623,709
Treasury Wine Estates Ltd.	175,039	1,348,527
Vicinity Ltd., REIT	938,284	1,016,285
Washington H Soul Pattinson & Co. Ltd.	59,522	1,268,049
Wesfarmers Ltd.	275,103	8,851,117
Westpac Banking Corp.	850,901	11,173,847
WiseTech Global Ltd.	44,257	1,647,745
Woodside Energy Group Ltd.	460,419	10,027,835
Woolworths Group Ltd.	295,518	6,615,103
Worley Ltd.	89,067	931,060
		269,296,710
Austria — 0.3%
ANDRITZ AG	17,400	800,907
BAWAG Group AG (b)	20,006	891,075
Erste Group Bank AG	86,503	3,097,608
EVN AG	9,040	245,348
Mondi plc	117,838	1,906,091
OMV AG	34,126	1,496,705
Raiffeisen Bank International AG *	32,216	466,737
Strabag SE	2,984	117,978
Telekom Austria AG	33,329	232,752
Verbund AG	20,226	1,757,372
Vienna Insurance Group AG Wiener Versicherung Gruppe	8,555	229,469
voestalpine AG	25,543	637,835
		11,879,877
Belgium — 0.9%
Ackermans & van Haaren NV	5,440	807,584
Ageas SA	41,476	1,593,211
Anheuser-Busch InBev SA	252,746	14,380,752
Azelis Group NV	21,885	373,257
D'ieteren Group	5,309	788,603
Elia Group SA/NV	8,200	778,639
Etablissements Franz Colruyt NV	10,727	443,942
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	87

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Belgium — continued
Groupe Bruxelles Lambert NV	23,476	1,717,049
KBC Group NV	81,937	4,509,391
Sofina SA	3,776	717,343
Solvay SA	17,714	1,872,647
UCB SA	29,243	2,138,833
Umicore SA	48,396	1,151,479
Warehouses De Pauw CVA, REIT	39,174	969,264
		32,241,994
Brazil — 0.0% ^
Yara International ASA	39,531	1,293,531
Chile — 0.1%
Antofagasta plc	83,670	1,368,133
China — 0.6%
Budweiser Brewing Co. APAC Ltd. (b)	417,500	793,395
ESR Group Ltd. (b)	574,800	738,558
Prosus NV *	367,595	10,280,009
Wharf Holdings Ltd. (The)	231,000	586,150
Wilmar International Ltd.	729,900	1,897,584
Wuxi Biologics Cayman, Inc. * (b)	866,000	5,384,564
		19,680,260
Denmark — 3.2%
AP Moller - Maersk A/S, Class A	638	1,041,702
AP Moller - Maersk A/S, Class B	1,139	1,897,837
Carlsberg A/S, Class B	21,868	2,606,080
Chr Hansen Holding A/S	24,940	1,701,899
Coloplast A/S, Class B	28,296	2,950,830
Danske Bank A/S	165,164	3,874,539
Demant A/S *	22,808	870,343
DSV A/S	43,544	6,507,256
Genmab A/S *	16,016	4,527,449
Novo Nordisk A/S, Class B	782,992	75,540,121
Novozymes A/S, Class B	50,699	2,278,564
Orsted A/S (b)	45,872	2,216,495
Pandora A/S	20,285	2,300,736
Tryg A/S	84,667	1,653,340
Vestas Wind Systems A/S *	244,880	5,307,721
		115,274,912
Finland — 1.2%
Elisa OYJ	36,517	1,548,637
Fortum OYJ	106,611	1,265,838
Huhtamaki OYJ	23,256	799,452
Kesko OYJ, Class A	22,461	387,182
INVESTMENTS	SHARES	VALUE($)

Finland — continued
Kesko OYJ, Class B	66,232	1,120,082
Kone OYJ, Class B	97,803	4,235,199
Metso OYJ	170,862	1,505,367
Neste OYJ	104,453	3,510,450
Nokia OYJ	1,283,810	4,275,964
Nordea Bank Abp	867,951	9,141,449
Orion OYJ, Class A	7,073	280,648
Orion OYJ, Class B	26,109	1,038,760
Sampo OYJ, Class A	113,213	4,452,532
Stora Enso OYJ, Class A	12,226	149,415
Stora Enso OYJ, Class R	148,497	1,784,696
UPM-Kymmene OYJ	129,425	4,358,506
Wartsila OYJ Abp	117,657	1,404,059
		41,258,236
France — 9.7%
Adevinta ASA *	76,318	670,801
Aeroports de Paris SA	9,598	1,077,843
Air Liquide SA	127,004	21,762,422
Airbus SE	149,493	20,043,456
Alstom SA	67,592	915,362
Amundi SA (b)	14,392	751,829
AXA SA	420,990	12,474,113
BioMerieux	11,478	1,102,030
BNP Paribas SA	263,391	15,146,043
Bollore SE	193,214	1,054,764
Bouygues SA	47,166	1,659,254
Bureau Veritas SA	68,952	1,570,573
Capgemini SE	37,881	6,694,663
Carrefour SA	130,940	2,295,570
Cie de Saint-Gobain SA	124,627	6,783,964
Cie Generale des Etablissements Michelin SCA	173,161	5,144,346
Credit Agricole SA	271,483	3,278,127
Danone SA	152,846	9,092,878
Dassault Aviation SA	5,290	1,051,595
Dassault Systemes SE	162,460	6,692,275
Edenred SE	60,520	3,221,569
Eiffage SA	18,299	1,660,645
Engie SA	425,175	6,762,361
EssilorLuxottica SA	69,293	12,547,821
Gecina SA, REIT	12,448	1,222,280
Getlink SE	78,687	1,270,692
Hermes International SCA	8,191	15,282,979
Ipsen SA	9,347	1,104,745
Kering SA	16,849	6,852,517
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
Legrand SA	64,699	5,596,876
L'Oreal SA	55,883	23,489,342
LVMH Moet Hennessy Louis Vuitton SE	63,303	45,320,553
Orange SA	445,069	5,234,923
Pernod Ricard SA	48,350	8,585,820
Publicis Groupe SA	56,735	4,319,992
Safran SA	83,921	13,110,101
Sartorius Stedim Biotech	5,810	1,087,765
Societe Generale SA	171,160	3,846,268
Sodexo SA	19,667	2,081,331
Teleperformance SE	14,436	1,660,742
Thales SA	22,938	3,385,135
TotalEnergies SE	563,389	37,666,770
Veolia Environnement SA	147,451	4,040,216
Vinci SA	123,147	13,616,906
Vivendi SE	149,843	1,343,718
Worldline SA * (b)	60,360	767,533
		344,341,508
Germany — 7.5%
adidas AG	40,157	7,140,228
Allianz SE (Registered)	97,798	22,908,453
BASF SE	216,424	10,000,338
Bayer AG (Registered)	238,225	10,293,360
Bayerische Motoren Werke AG	70,296	6,537,835
Bayerische Motoren Werke AG (Preference)	14,285	1,214,648
Beiersdorf AG	23,829	3,133,991
Brenntag SE	37,464	2,785,884
Carl Zeiss Meditec AG	8,891	772,028
Commerzbank AG	255,092	2,751,308
Continental AG	26,189	1,709,853
Covestro AG * (b)	46,849	2,373,472
Daimler Truck Holding AG	125,719	3,950,119
Deutsche Bank AG (Registered)	494,729	5,444,270
Deutsche Boerse AG	46,070	7,582,959
Deutsche Lufthansa AG (Registered) *	144,946	1,016,357
Deutsche Post AG	228,346	8,915,426
Deutsche Telekom AG (Registered)	846,404	18,370,069
Deutsche Wohnen SE	12,427	267,409
E.ON SE	544,410	6,477,458
Evonik Industries AG	49,720	915,091
Fresenius SE & Co. KGaA	99,700	2,564,612
GEA Group AG	38,078	1,302,284
Hannover Rueck SE	14,620	3,228,292
Heidelberg Materials AG	33,243	2,413,220
INVESTMENTS	SHARES	VALUE($)

Germany — continued
Henkel AG & Co. KGaA	23,940	1,513,017
Henkel AG & Co. KGaA (Preference)	39,312	2,835,774
Infineon Technologies AG	316,668	9,249,942
Mercedes-Benz Group AG	194,565	11,447,090
Merck KGaA	31,340	4,733,544
MTU Aero Engines AG	13,052	2,453,211
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	33,093	13,280,482
Porsche Automobil Holding SE (Preference)	37,130	1,661,869
Puma SE	24,492	1,387,915
RWE AG	164,138	6,280,811
SAP SE	247,251	33,164,354
Sartorius AG (Preference)	6,535	1,637,932
Siemens AG (Registered)	182,351	24,197,771
Siemens Energy AG *	124,044	1,102,867
Siemens Healthineers AG (b)	68,382	3,364,174
Symrise AG	32,197	3,290,188
Talanx AG	12,899	812,886
Telefonica Deutschland Holding AG	209,175	355,614
Volkswagen AG (Preference)	44,501	4,719,363
Vonovia SE	197,542	4,547,829
Zalando SE * (b)	53,057	1,241,029
		267,346,626
Hong Kong — 2.1%
AIA Group Ltd.	2,795,600	24,276,454
CK Asset Holdings Ltd.	462,500	2,311,725
CK Infrastructure Holdings Ltd.	146,500	679,033
CLP Holdings Ltd.	404,000	2,956,788
DFI Retail Group Holdings Ltd.	71,100	151,658
Hang Lung Properties Ltd.	425,000	558,644
Hang Seng Bank Ltd.	176,200	2,014,510
Henderson Land Development Co. Ltd.	316,000	826,802
HK Electric Investments & HK Electric Investments Ltd. (b)	544,500	302,053
HKT Trust & HKT Ltd.	880,000	911,491
Hong Kong & China Gas Co. Ltd.	2,623,100	1,825,963
Hong Kong Exchanges & Clearing Ltd.	288,900	10,106,489
Jardine Matheson Holdings Ltd.	49,600	2,009,848
Link, REIT	621,400	2,851,693
MTR Corp. Ltd.	376,500	1,407,427
New World Development Co. Ltd.	336,000	616,667
Power Assets Holdings Ltd.	331,000	1,582,454
Prudential plc	667,616	6,980,853
Sino Land Co. Ltd.	812,000	810,643
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	89

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
Sun Hung Kai Properties Ltd.	365,000	3,748,077
Swire Pacific Ltd., Class A	102,500	654,754
Swire Pacific Ltd., Class B	200,000	205,340
Swire Properties Ltd.	254,400	492,571
Techtronic Industries Co. Ltd.	320,500	2,926,013
WH Group Ltd. (b)	1,898,424	1,133,802
Wharf Real Estate Investment Co. Ltd.	375,000	1,311,765
		73,653,517
Ireland — 0.2%
Kerry Group plc, Class A	37,791	2,919,121
Kingspan Group plc	37,499	2,523,639
Smurfit Kappa Group plc	63,084	2,056,282
		7,499,042
Israel — 0.4%
Azrieli Group Ltd.	8,706	374,856
Bank Hapoalim BM	304,811	2,180,298
Bank Leumi Le-Israel BM	371,747	2,394,394
Bezeq The Israeli Telecommunication Corp. Ltd.	489,017	601,735
Elbit Systems Ltd.	6,022	1,120,100
ICL Group Ltd.	175,089	851,611
Israel Discount Bank Ltd., Class A	299,959	1,318,420
Mizrahi Tefahot Bank Ltd.	36,202	1,120,510
Nice Ltd. *	15,355	2,353,857
Teva Pharmaceutical Industries Ltd. *	271,796	2,333,124
		14,648,905
Italy — 2.4%
A2A SpA	379,843	712,962
Amplifon SpA	22,508	636,154
Assicurazioni Generali SpA	268,452	5,332,438
Banca Mediolanum SpA	54,106	441,806
Banco BPM SpA	367,411	1,879,799
Buzzi SpA	22,557	597,291
Coca-Cola HBC AG	49,709	1,290,529
Davide Campari-Milano NV	129,569	1,432,225
DiaSorin SpA	6,290	563,725
Enel SpA	1,873,614	11,892,915
Eni SpA	581,217	9,501,539
Ferrari NV	30,567	9,252,753
FinecoBank Banca Fineco SpA	148,068	1,746,706
Hera SpA	195,042	548,671
Infrastrutture Wireless Italiane SpA (b)	86,149	943,317
Intesa Sanpaolo SpA	3,901,328	10,166,045
INVESTMENTS	SHARES	VALUE($)

Italy — continued
Leonardo SpA	98,135	1,483,064
Mediobanca Banca di Credito Finanziario SpA (a)	154,442	1,844,879
Moncler SpA	49,943	2,593,898
Nexi SpA * (b)	206,848	1,201,954
Pirelli & C SpA (b)	82,447	367,325
Poste Italiane SpA (b)	110,849	1,097,432
Prysmian SpA	67,033	2,510,185
Recordati Industria Chimica e Farmaceutica SpA	24,341	1,125,878
Snam SpA	497,125	2,279,589
Telecom Italia SpA *	3,893,659	1,009,416
Terna - Rete Elettrica Nazionale	341,175	2,612,390
UniCredit SpA	437,670	10,972,219
UnipolSai Assicurazioni SpA	101,412	240,362
		86,277,466
Japan — 24.9%
ABC-Mart, Inc.	22,600	350,052
Acom Co. Ltd.	117,600	276,160
Advance Residence Investment Corp., REIT	333	724,010
Advantest Corp.	185,400	4,775,651
Aeon Co. Ltd.	211,400	4,447,778
AGC, Inc.	55,300	1,881,256
Aisin Corp.	44,200	1,539,702
Ajinomoto Co., Inc.	128,600	4,696,817
ANA Holdings, Inc. *	38,700	759,753
Asahi Group Holdings Ltd.	122,700	4,438,110
Asahi Intecc Co. Ltd.	57,400	964,471
Asahi Kasei Corp.	338,200	2,079,181
Asics Corp.	45,900	1,453,974
Astellas Pharma, Inc.	438,600	5,548,236
Bandai Namco Holdings, Inc.	161,700	3,350,184
Bridgestone Corp.	141,900	5,370,235
Brother Industries Ltd.	62,400	973,456
Canon, Inc.	245,800	5,810,883
Capcom Co. Ltd.	40,700	1,310,106
Central Japan Railway Co.	249,400	5,613,598
Chiba Bank Ltd. (The)	175,500	1,307,220
Chubu Electric Power Co., Inc.	183,700	2,219,860
Chugai Pharmaceutical Co. Ltd.	154,600	4,584,905
Concordia Financial Group Ltd.	285,500	1,326,547
Cosmos Pharmaceutical Corp.	5,700	593,185
CyberAgent, Inc.	99,800	523,895
Dai Nippon Printing Co. Ltd.	63,200	1,648,715
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Daifuku Co. Ltd.	92,300	1,525,064
Dai-ichi Life Holdings, Inc.	240,100	5,072,120
Daiichi Sankyo Co. Ltd.	472,000	12,170,140
Daikin Industries Ltd.	71,100	10,251,122
Daito Trust Construction Co. Ltd.	15,900	1,705,536
Daiwa House Industry Co. Ltd.	161,700	4,447,667
Daiwa House REIT Investment Corp., REIT	516	913,190
Daiwa Securities Group, Inc.	353,900	2,040,754
Denso Corp.	481,200	7,105,560
Dentsu Group, Inc.	55,900	1,623,671
Disco Corp.	21,700	3,832,199
East Japan Railway Co.	91,800	4,767,847
Eisai Co. Ltd.	71,900	3,809,144
ENEOS Holdings, Inc.	735,500	2,725,334
FANUC Corp.	228,400	5,668,070
Fast Retailing Co. Ltd.	48,500	10,737,726
Fuji Electric Co. Ltd.	36,200	1,378,302
FUJIFILM Holdings Corp.	100,600	5,502,599
Fujitsu Ltd.	42,100	5,453,952
Fukuoka Financial Group, Inc.	46,200	1,221,239
GLP J-REIT, REIT	1,193	1,068,520
GMO Payment Gateway, Inc.	11,000	439,332
Hakuhodo DY Holdings, Inc.	72,400	587,540
Hamamatsu Photonics KK	35,600	1,322,292
Hankyu Hanshin Holdings, Inc.	61,800	1,944,451
Haseko Corp.	50,900	626,419
Hikari Tsushin, Inc.	5,600	807,928
Hirose Electric Co. Ltd.	7,300	827,084
Hitachi Construction Machinery Co. Ltd.	25,400	656,228
Hitachi Ltd.	227,300	14,407,780
Honda Motor Co. Ltd.	1,211,900	12,420,488
Hoshizaki Corp.	27,800	897,791
Hoya Corp.	85,700	8,250,221
Hulic Co. Ltd.	145,200	1,331,213
Ibiden Co. Ltd.	34,200	1,458,167
Idemitsu Kosan Co. Ltd.	54,000	1,226,075
Iida Group Holdings Co. Ltd.	40,700	631,957
Inpex Corp.	248,800	3,610,306
Isuzu Motors Ltd.	150,700	1,680,403
ITOCHU Corp.	353,600	12,737,037
Japan Airlines Co. Ltd.	35,000	643,433
Japan Airport Terminal Co. Ltd.	22,700	998,324
Japan Exchange Group, Inc.	128,300	2,537,107
Japan Metropolitan Fund Invest, REIT	1,696	1,094,508
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Japan Post Bank Co. Ltd.	342,200	3,171,922
Japan Post Holdings Co. Ltd.	486,900	4,309,651
Japan Post Insurance Co. Ltd.	44,500	856,896
Japan Real Estate Investment Corp., REIT	345	1,281,441
Japan Tobacco, Inc.	266,900	6,213,131
JFE Holdings, Inc.	141,500	1,971,501
JSR Corp.	50,400	1,349,004
Kajima Corp.	114,000	1,884,123
Kansai Electric Power Co., Inc. (The)	200,400	2,565,890
Kansai Paint Co. Ltd.	58,000	848,813
Kao Corp.	112,900	4,119,033
Kawasaki Heavy Industries Ltd.	40,700	898,324
KDDI Corp.	352,700	10,550,930
Keio Corp.	31,200	925,843
Keisei Electric Railway Co. Ltd.	41,700	1,570,824
Keyence Corp.	48,200	18,659,122
Kikkoman Corp.	46,900	2,668,365
Kintetsu Group Holdings Co. Ltd.	46,100	1,297,105
Kirin Holdings Co. Ltd.	197,400	2,774,125
Kobayashi Pharmaceutical Co. Ltd.	13,700	565,581
Kobe Bussan Co. Ltd. (a)	35,200	871,131
Koei Tecmo Holdings Co. Ltd.	29,500	385,201
Koito Manufacturing Co. Ltd.	62,000	928,929
Komatsu Ltd.	236,200	5,427,025
Konami Group Corp.	25,200	1,305,413
Kose Corp.	8,600	569,758
Kubota Corp.	257,600	3,464,526
Kurita Water Industries Ltd.	26,200	796,046
Kyocera Corp.	84,100	4,145,408
Kyoto Financial Group, Inc.	18,400	1,043,166
Kyowa Kirin Co. Ltd.	61,300	961,447
Kyushu Railway Co.	38,100	779,004
Lasertec Corp.	19,200	3,171,460
Lawson, Inc.	12,100	582,907
Lion Corp.	70,000	671,768
Lixil Corp.	69,700	764,265
LY Corp.	647,700	1,651,302
M3, Inc.	103,700	1,597,104
Makita Corp.	67,900	1,755,001
Marubeni Corp.	412,000	6,024,172
Marui Group Co. Ltd.	44,900	710,010
MatsukiyoCocokara & Co.	90,600	1,589,287
Mazda Motor Corp.	145,500	1,406,401
McDonald's Holdings Co. Japan Ltd.	20,800	809,282
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	91

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Medipal Holdings Corp.	50,700	852,418
MEIJI Holdings Co. Ltd.	66,700	1,641,756
MINEBEA MITSUMI, Inc.	103,600	1,624,376
MISUMI Group, Inc.	69,100	1,046,082
Mitsubishi Chemical Group Corp.	347,100	1,964,102
Mitsubishi Corp.	348,600	16,250,184
Mitsubishi Electric Corp.	520,800	5,971,759
Mitsubishi Estate Co. Ltd.	321,100	4,110,183
Mitsubishi Gas Chemical Co., Inc.	49,400	667,684
Mitsubishi HC Capital, Inc.	234,900	1,548,515
Mitsubishi Heavy Industries Ltd.	81,700	4,207,933
Mitsubishi Motors Corp.	165,000	538,984
Mitsubishi UFJ Financial Group, Inc.	3,076,500	25,809,211
Mitsui & Co. Ltd.	374,800	13,621,797
Mitsui Chemicals, Inc.	46,100	1,161,927
Mitsui Fudosan Co. Ltd.	227,000	4,920,194
Mitsui OSK Lines Ltd.	87,600	2,261,597
Mizuho Financial Group, Inc.	615,600	10,451,896
MonotaRO Co. Ltd.	59,800	477,921
MS&AD Insurance Group Holdings, Inc.	107,900	3,953,514
Murata Manufacturing Co. Ltd.	457,400	7,834,978
Nagoya Railroad Co. Ltd.	47,600	666,343
NEC Corp.	66,200	3,187,572
Nexon Co. Ltd.	109,700	2,012,913
NGK Insulators Ltd.	63,700	778,303
NIDEC Corp.	127,400	4,673,165
Nikon Corp.	79,200	751,958
Nintendo Co. Ltd.	283,400	11,708,516
Nippon Building Fund, Inc., REIT	412	1,655,389
Nippon Express Holdings, Inc.	20,400	1,048,466
Nippon Paint Holdings Co. Ltd.	258,500	1,737,924
Nippon Prologis REIT, Inc., REIT	593	1,055,170
Nippon Sanso Holdings Corp.	51,300	1,293,710
Nippon Shinyaku Co. Ltd.	14,900	604,285
Nippon Steel Corp.	230,200	4,965,152
Nippon Telegraph & Telephone Corp.	7,245,800	8,526,681
Nippon Yusen KK	123,500	3,021,706
Nissan Chemical Corp.	33,900	1,382,618
Nissan Motor Co. Ltd.	573,000	2,204,895
Nisshin Seifun Group, Inc.	63,200	953,296
Nissin Foods Holdings Co. Ltd.	20,400	1,774,977
Niterra Co. Ltd.	41,500	928,886
Nitori Holdings Co. Ltd.	21,300	2,306,680
Nitto Denko Corp.	36,300	2,348,820
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Nomura Holdings, Inc.	715,600	2,764,655
Nomura Real Estate Holdings, Inc.	27,600	644,628
Nomura Real Estate Master Fund, Inc., REIT	1,142	1,260,150
Nomura Research Institute Ltd.	112,300	2,947,870
NTT Data Group Corp.	142,800	1,760,711
Obayashi Corp.	175,000	1,499,017
Obic Co. Ltd.	16,000	2,365,062
Odakyu Electric Railway Co. Ltd.	89,100	1,268,457
Oji Holdings Corp.	246,000	1,052,113
Olympus Corp.	307,200	4,102,764
Omron Corp.	49,800	1,784,197
Ono Pharmaceutical Co. Ltd.	117,800	2,034,346
Open House Group Co. Ltd.	16,900	557,030
Oracle Corp.	8,000	567,518
Oriental Land Co. Ltd.	282,200	9,127,863
ORIX Corp.	284,400	5,172,198
Orix JREIT, Inc., REIT	664	763,110
Osaka Gas Co. Ltd.	101,100	1,906,522
Otsuka Corp.	28,200	1,130,668
Otsuka Holdings Co. Ltd.	135,300	4,552,299
Pan Pacific International Holdings Corp.	129,400	2,505,943
Panasonic Holdings Corp.	595,200	5,221,982
Persol Holdings Co. Ltd.	446,600	669,639
Rakuten Group, Inc.	357,700	1,323,104
Recruit Holdings Co. Ltd.	411,400	11,795,952
Renesas Electronics Corp. *	346,700	4,554,119
Resona Holdings, Inc.	572,700	3,060,121
Ricoh Co. Ltd.	147,700	1,197,124
Rinnai Corp.	29,300	538,225
Rohm Co. Ltd.	85,600	1,371,481
Santen Pharmaceutical Co. Ltd.	91,300	791,895
SBI Holdings, Inc.	58,900	1,267,230
SCSK Corp.	37,100	633,307
Secom Co. Ltd.	50,700	3,521,361
Sega Sammy Holdings, Inc.	38,300	598,996
Seibu Holdings, Inc.	65,500	639,573
Seiko Epson Corp.	79,300	1,100,936
Sekisui Chemical Co. Ltd.	103,200	1,413,518
Sekisui House Ltd.	160,900	3,150,865
Seven & i Holdings Co. Ltd.	193,300	7,082,263
SG Holdings Co. Ltd.	117,900	1,671,187
Sharp Corp. *	67,800	423,900
Shimadzu Corp.	66,800	1,579,572
Shimano, Inc.	20,100	2,892,513
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Shimizu Corp.	153,100	1,089,535
Shin-Etsu Chemical Co. Ltd.	490,900	14,679,568
Shionogi & Co. Ltd.	67,900	3,161,738
Shiseido Co. Ltd.	97,100	3,079,572
SMC Corp.	14,700	6,787,918
SoftBank Corp.	685,000	7,745,205
SoftBank Group Corp.	253,000	10,361,380
Sojitz Corp.	52,780	1,095,997
Sompo Holdings, Inc.	84,200	3,647,541
Sony Group Corp.	305,900	25,432,185
Square Enix Holdings Co. Ltd.	21,900	727,557
Stanley Electric Co. Ltd.	35,900	574,206
Subaru Corp.	149,100	2,580,965
SUMCO Corp.	84,800	1,095,799
Sumitomo Chemical Co. Ltd.	401,500	1,020,518
Sumitomo Corp.	296,400	5,826,535
Sumitomo Electric Industries Ltd.	192,300	2,018,810
Sumitomo Metal Mining Co. Ltd.	66,300	1,862,497
Sumitomo Mitsui Financial Group, Inc.	324,300	15,633,848
Sumitomo Mitsui Trust Holdings, Inc.	88,100	3,303,468
Sumitomo Realty & Development Co. Ltd.	115,300	2,893,331
Suntory Beverage & Food Ltd.	30,700	923,857
Suzuki Motor Corp.	118,900	4,614,748
Sysmex Corp.	38,600	1,849,048
T&D Holdings, Inc.	132,900	2,370,833
Taisei Corp.	45,700	1,549,811
Taisho Pharmaceutical Holdings Co. Ltd.	13,800	546,453
Takeda Pharmaceutical Co. Ltd.	383,700	10,415,440
TDK Corp.	94,400	3,531,996
Terumo Corp.	181,200	4,957,304
TIS, Inc.	51,600	1,105,006
Tobu Railway Co. Ltd.	50,700	1,220,321
Toho Co. Ltd.	30,600	1,045,391
Tokio Marine Holdings, Inc.	485,700	10,866,195
Tokyo Century Corp.	11,300	435,374
Tokyo Electric Power Co. Holdings, Inc. *	194,600	823,496
Tokyo Electron Ltd.	114,300	15,103,338
Tokyo Gas Co. Ltd.	98,200	2,205,293
Tokyu Corp.	151,400	1,709,160
Tokyu Fudosan Holdings Corp.	146,600	854,139
TOPPAN Holdings, Inc.	79,600	1,835,885
Toray Industries, Inc.	395,500	1,913,365
Toshiba Corp. *	22,100	671,855
Tosoh Corp.	78,700	963,621
INVESTMENTS	SHARES	VALUE($)

Japan — continued
TOTO Ltd.	37,800	911,419
Toyo Suisan Kaisha Ltd.	24,800	1,144,048
Toyota Industries Corp.	45,700	3,387,043
Toyota Motor Corp.	3,006,600	52,596,707
Toyota Tsusho Corp.	57,700	3,071,734
Trend Micro, Inc.	34,200	1,288,814
Unicharm Corp.	106,900	3,632,342
United Urban Investment Corp., REIT	751	757,135
USS Co. Ltd.	53,400	933,373
Welcia Holdings Co. Ltd.	25,300	419,368
West Japan Railway Co.	59,300	2,260,193
Yakult Honsha Co. Ltd.	73,800	1,739,093
Yamaha Corp.	41,300	1,103,120
Yamaha Motor Co. Ltd.	84,800	2,072,245
Yamato Holdings Co. Ltd.	80,900	1,347,472
Yaskawa Electric Corp.	64,700	2,117,834
Yokogawa Electric Corp.	56,800	1,031,217
ZOZO, Inc.	29,500	560,935
		885,890,031
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	41,389	958,964
Luxembourg — 0.1%
ArcelorMittal SA	111,668	2,470,907
Eurofins Scientific SE	31,327	1,589,400
		4,060,307
Macau — 0.1%
Galaxy Entertainment Group Ltd.	486,000	2,732,033
Sands China Ltd. *	588,400	1,584,002
		4,316,035
Mexico — 0.0% ^
Fresnillo plc	44,030	296,348
Netherlands — 5.2%
Adyen NV * (b)	7,519	5,071,460
Aegon Ltd.	329,760	1,603,711
Akzo Nobel NV	41,365	2,774,959
Argenx SE *	11,425	5,374,110
Argenx SE *	2,769	1,340,713
ASM International NV	11,149	4,600,969
ASML Holding NV	97,756	58,763,128
EXOR NV	25,128	2,156,716
HAL Trust	21,913	2,468,352
Heineken Holding NV	24,444	1,859,785
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	93

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Netherlands — continued
Heineken NV	61,456	5,521,419
ING Groep NV	877,680	11,252,322
JDE Peet's NV	31,697	880,053
Koninklijke Ahold Delhaize NV	236,589	7,005,823
Koninklijke KPN NV	812,566	2,731,180
Koninklijke Philips NV *	225,185	4,283,576
NN Group NV	71,535	2,294,298
Randstad NV	29,901	1,548,416
Shell plc	1,624,056	52,338,214
Universal Music Group NV	185,429	4,540,940
Wolters Kluwer NV	62,444	8,011,939
		186,422,083
New Zealand — 0.2%
Auckland International Airport Ltd.	317,852	1,359,226
Contact Energy Ltd.	190,342	863,858
Fisher & Paykel Healthcare Corp. Ltd.	141,052	1,710,101
Mercury NZ Ltd.	161,412	554,828
Meridian Energy Ltd.	300,665	846,781
Spark New Zealand Ltd.	444,301	1,289,860
		6,624,654
Norway — 0.7%
Aker ASA, Class A	5,680	341,572
Aker BP ASA (a)	75,097	2,164,416
AutoStore Holdings Ltd. * (c)	216,156	239,326
DNB Bank ASA	216,958	3,914,326
Equinor ASA	240,311	8,055,998
Gjensidige Forsikring ASA	45,413	681,048
Kongsberg Gruppen ASA	21,184	865,360
Mowi ASA	107,835	1,752,282
Norsk Hydro ASA	325,283	1,854,994
Orkla ASA	182,125	1,255,296
Salmar ASA	17,246	817,717
Schibsted ASA, Class A	17,715	354,904
Schibsted ASA, Class B	23,292	432,197
Storebrand ASA	112,761	941,661
Telenor ASA	152,709	1,561,052
TOMRA Systems ASA	56,712	449,520
Var Energi ASA (a)	95,429	322,399
		26,004,068
Poland — 0.4%
Allegro.eu SA * (b)	102,512	735,348
Bank Polska Kasa Opieki SA	42,643	1,295,801
Dino Polska SA * (b)	11,649	1,103,805
INVESTMENTS	SHARES	VALUE($)

Poland — continued
ING Bank Slaski SA *	7,771	403,557
KGHM Polska Miedz SA	32,976	879,974
LPP SA	256	824,694
ORLEN SA	140,757	2,225,920
Powszechna Kasa Oszczednosci Bank Polski SA *	209,142	2,166,452
Powszechny Zaklad Ubezpieczen SA	138,197	1,563,821
Santander Bank Polska SA *	8,064	875,807
		12,075,179
Portugal — 0.2%
EDP - Energias de Portugal SA	720,344	3,027,245
Galp Energia SGPS SA	108,307	1,630,537
Jeronimo Martins SGPS SA	67,141	1,547,927
		6,205,709
Russia — 0.0% ^
Evraz plc ‡ *	96,418	4,798
Singapore — 1.4%
CapitaLand Ascendas, REIT	862,200	1,638,219
CapitaLand Integrated Commercial Trust, REIT	1,226,437	1,576,242
CapitaLand Investment Ltd.	580,200	1,245,796
City Developments Ltd.	123,300	569,130
DBS Group Holdings Ltd.	445,600	10,704,797
Genting Singapore Ltd.	1,378,300	865,925
Great Eastern Holdings Ltd.	13,500	170,397
Jardine Cycle & Carriage Ltd.	22,200	457,315
Keppel, REIT	67,060	38,939
Keppel Corp. Ltd.	335,300	1,522,043
Mapletree Pan Asia Commercial Trust, REIT	551,800	536,298
Olam Group Ltd.	254,600	184,492
Oversea-Chinese Banking Corp. Ltd.	941,700	8,730,610
Singapore Airlines Ltd.	324,850	1,450,540
Singapore Exchange Ltd.	199,500	1,381,271
Singapore Technologies Engineering Ltd.	370,100	1,016,020
Singapore Telecommunications Ltd.	1,722,100	2,992,448
STMicroelectronics NV	159,101	6,064,948
United Overseas Bank Ltd.	371,800	7,333,644
UOL Group Ltd.	110,500	475,905
Venture Corp. Ltd.	65,100	555,845
		49,510,824
South Africa — 0.2%
Anglo American plc	324,345	8,264,185
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Korea — 0.0% ^
Delivery Hero SE * (b)	48,365	1,236,021
Spain — 2.4%
Acciona SA	5,986	754,677
ACS Actividades de Construccion y Servicios SA	48,567	1,756,375
Aena SME SA (b)	17,821	2,585,840
Amadeus IT Group SA	109,238	6,234,520
Banco Bilbao Vizcaya Argentaria SA	1,446,545	11,380,309
Banco Santander SA	3,924,431	14,433,804
CaixaBank SA	982,349	3,993,780
Cellnex Telecom SA (b)	142,188	4,179,774
Corp. ACCIONA Energias Renovables SA	13,378	362,092
EDP Renovaveis SA	72,007	1,158,373
Endesa SA	77,019	1,449,087
Iberdrola SA	1,401,269	15,584,939
Industria de Diseno Textil SA (a)	272,069	9,391,271
Naturgy Energy Group SA	44,674	1,264,037
Redeia Corp. SA	98,404	1,534,602
Repsol SA	309,749	4,535,390
Telefonica SA	1,394,406	5,386,087
		85,984,957
Sweden — 3.1%
Alfa Laval AB	69,907	2,265,461
Assa Abloy AB, Class B	240,484	5,125,935
Atlas Copco AB, Class A	626,908	8,117,845
Atlas Copco AB, Class B	378,490	4,251,673
Axfood AB	25,894	572,530
Beijer Ref AB (a)	94,502	898,369
Boliden AB	66,323	1,700,067
Castellum AB	102,840	985,594
Electrolux AB, Class B *	53,874	453,361
Embracer Group AB *	216,018	351,709
Epiroc AB, Class A	151,811	2,501,044
Epiroc AB, Class B	94,564	1,313,051
EQT AB	83,358	1,522,935
Essity AB, Class A	6,721	153,839
Essity AB, Class B	146,149	3,332,471
Evolution AB (b)	46,531	4,146,166
Fastighets AB Balder, Class B *	160,728	682,902
Getinge AB, Class B	53,000	954,167
H & M Hennes & Mauritz AB, Class B (a)	149,656	2,010,580
Hexagon AB, Class B	509,739	4,154,188
Holmen AB, Class B	22,465	847,826
Husqvarna AB, Class B	84,791	549,426
INVESTMENTS	SHARES	VALUE($)

Sweden — continued
Industrivarden AB, Class A	37,819	978,582
Industrivarden AB, Class C (a)	36,278	935,584
Indutrade AB	64,492	1,143,016
Investment AB Latour, Class B	32,542	563,573
Investor AB, Class A	136,044	2,476,182
Investor AB, Class B	441,792	8,110,021
Kinnevik AB, Class B *	58,976	504,275
L E Lundbergforetagen AB, Class B	17,691	722,500
Lifco AB, Class B	51,389	940,314
Nibe Industrier AB, Class B	371,809	2,141,384
Nordnet AB publ	38,829	549,765
Saab AB, Class B	20,066	1,030,819
Sagax AB, Class B	50,089	906,757
Sagax AB, Class D	23,576	53,077
Sandvik AB	261,587	4,455,616
Securitas AB, Class B	121,906	976,517
Skandinaviska Enskilda Banken AB, Class A	405,484	4,525,005
Skandinaviska Enskilda Banken AB, Class C	4,862	55,911
Skanska AB, Class B	86,385	1,296,979
SKF AB, Class A	3,409	55,220
SKF AB, Class B	90,894	1,473,616
SSAB AB, Class A	52,726	315,856
SSAB AB, Class B	153,087	888,142
Svenska Cellulosa AB SCA, Class A	7,291	99,649
Svenska Cellulosa AB SCA, Class B	145,370	1,994,689
Svenska Handelsbanken AB, Class A	381,981	3,256,654
Svenska Handelsbanken AB, Class B (a)	8,203	84,627
Swedbank AB, Class A	222,342	3,651,593
Swedish Orphan Biovitrum AB * (a)	55,806	1,148,053
Tele2 AB, Class B	134,921	958,161
Telefonaktiebolaget LM Ericsson, Class A	12,802	59,867
Telefonaktiebolaget LM Ericsson, Class B	747,437	3,348,316
Telia Co. AB (a)	562,018	1,191,448
Trelleborg AB, Class B	54,955	1,389,762
Volvo AB, Class A	46,397	930,228
Volvo AB, Class B	385,180	7,632,417
Volvo Car AB, Class B *	128,150	442,001
		108,177,315
Switzerland — 5.4%
ABB Ltd. (Registered)	392,470	13,186,097
Alcon, Inc.	121,169	8,672,813
Baloise Holding AG (Registered)	11,104	1,594,378
Barry Callebaut AG (Registered)	863	1,308,479
Chocoladefabriken Lindt & Spruengli AG	246	2,723,519
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	95

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Switzerland — continued
Chocoladefabriken Lindt & Spruengli AG (Registered)	26	2,829,660
Cie Financiere Richemont SA (Registered)	126,579	14,933,223
DSM-Firmenich AG	50,248	4,555,272
EMS-Chemie Holding AG (Registered)	1,634	1,117,755
Geberit AG (Registered)	8,106	3,774,265
Givaudan SA (Registered)	1,924	6,404,078
Julius Baer Group Ltd.	49,951	2,960,181
Kuehne + Nagel International AG (Registered)	13,469	3,632,100
Lonza Group AG (Registered)	18,057	6,323,633
Novartis AG (Registered)	502,555	47,048,982
Partners Group Holding AG	5,309	5,621,507
Schindler Holding AG	9,873	1,997,533
Schindler Holding AG (Registered)	4,880	951,312
SGS SA (Registered)	36,802	3,005,644
Sika AG (Registered)	37,359	8,940,367
Sonova Holding AG (Registered)	11,866	2,812,401
Straumann Holding AG (Registered)	28,226	3,335,866
Swatch Group AG (The)	7,017	1,796,185
Swatch Group AG (The) (Registered)	13,326	645,389
Swiss Life Holding AG (Registered)	7,157	4,596,804
Swisscom AG (Registered)	6,153	3,686,809
UBS Group AG (Registered)	738,768	17,358,420
Zurich Insurance Group AG	35,487	16,856,060
		192,668,732
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	300	— (d)
United Kingdom — 11.5%
3i Group plc	236,007	5,564,476
abrdn plc	467,627	892,746
Admiral Group plc	63,236	1,878,916
Ashtead Group plc	109,447	6,277,060
Associated British Foods plc	82,137	2,026,161
AstraZeneca plc	375,820	47,054,075
Auto Trader Group plc (b)	223,212	1,688,432
Aviva plc	664,005	3,216,155
B&M European Value Retail SA	225,930	1,454,479
BAE Systems plc	741,235	9,966,929
Barclays plc	3,559,798	5,713,646
Barratt Developments plc	236,322	1,191,819
Berkeley Group Holdings plc	27,988	1,375,797
BP plc	4,192,711	25,600,776
British American Tobacco plc	542,149	16,195,318
British Land Co. plc (The), REIT	227,579	825,038
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
BT Group plc	1,377,766	1,892,264
Bunzl plc	81,948	2,923,594
Burberry Group plc	91,531	1,886,460
Centrica plc	1,360,851	2,605,076
CK Hutchison Holdings Ltd.	650,500	3,293,017
CNH Industrial NV	236,200	2,617,563
Coca-Cola Europacific Partners plc	50,081	2,930,239
Compass Group plc	432,934	10,914,866
ConvaTec Group plc (b)	391,861	972,579
Croda International plc	34,564	1,842,129
DCC plc	24,574	1,365,186
Dechra Pharmaceuticals plc	27,614	1,279,882
Diageo plc	542,796	20,526,387
DS Smith plc	334,009	1,158,500
easyJet plc *	156,238	696,975
Entain plc	154,896	1,758,426
Halma plc	92,060	2,070,280
Hargreaves Lansdown plc	85,111	733,014
Hiscox Ltd.	85,962	980,046
Howden Joinery Group plc	134,237	1,042,499
HSBC Holdings plc	4,854,920	35,054,588
Imperial Brands plc	221,927	4,727,975
Informa plc	338,308	2,931,263
InterContinental Hotels Group plc	42,513	3,012,580
Intermediate Capital Group plc	71,374	1,136,346
Intertek Group plc	39,136	1,822,706
ITV plc	880,459	685,556
J Sainsbury plc	430,508	1,346,983
JD Sports Fashion plc	603,283	938,006
Johnson Matthey plc	46,943	853,387
Kingfisher plc	459,960	1,174,516
Land Securities Group plc, REIT	182,183	1,262,839
Legal & General Group plc	1,449,607	3,734,922
Lloyds Banking Group plc	16,311,967	7,939,035
London Stock Exchange Group plc	100,188	10,108,478
M&G plc	575,834	1,390,545
Melrose Industries plc	327,713	1,865,925
National Grid plc	897,082	10,695,888
NatWest Group plc	1,353,205	2,944,327
Next plc	30,746	2,577,821
Ocado Group plc *	176,550	1,001,942
Pearson plc	173,741	2,011,180
Pepco Group NV * (b)	39,042	158,242
Persimmon plc	77,452	959,167
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Phoenix Group Holdings plc	230,648	1,274,075
Reckitt Benckiser Group plc	178,600	11,949,583
RELX plc	469,740	16,406,945
Rentokil Initial plc	611,075	3,111,894
Rightmove plc	200,251	1,154,774
Rolls-Royce Holdings plc *	2,040,934	5,372,201
Sage Group plc (The)	248,240	2,932,664
Schroders plc	222,815	1,003,349
Segro plc, REIT	296,969	2,581,299
Severn Trent plc	67,511	2,179,414
Smith & Nephew plc	212,821	2,381,708
Smiths Group plc	84,595	1,659,385
Spirax-Sarco Engineering plc	17,891	1,785,766
SSE plc	265,263	5,271,723
St. James's Place plc	133,024	1,037,027
Standard Chartered plc	559,821	4,292,337
Tate & Lyle plc	97,396	746,386
Taylor Wimpey plc	862,518	1,164,955
Tesco plc	1,729,863	5,676,653
Unilever plc	610,241	28,901,432
United Utilities Group plc	165,346	2,138,514
Vodafone Group plc	5,520,270	5,081,627
Weir Group plc (The)	62,951	1,307,528
Whitbread plc	47,412	1,922,469
Wise plc, Class A *	114,308	929,067
WPP plc	260,193	2,240,582
		409,248,379
United States — 6.8%
CSL Ltd.	116,966	17,286,654
Experian plc	223,769	6,788,887
Ferrovial SE	120,781	3,635,029
GSK plc	993,339	17,708,030
Haleon plc	1,164,415	4,667,081
Holcim AG	129,195	7,987,838
James Hardie Industries plc, CHDI *	106,722	2,662,653
Nestle SA (Registered)	647,438	69,818,924
QIAGEN NV *	55,975	2,086,083
Roche Holding AG	170,363	43,904,188
Roche Holding AG	6,466	1,762,057
Sanofi SA	269,831	24,502,334
Schneider Electric SE	130,571	20,089,298
Stellantis NV	536,479	10,022,686
INVESTMENTS	SHARES	VALUE($)

United States — continued
Swiss Re AG	70,058	7,654,736
Tenaris SA	111,642	1,768,563
		242,345,041
Total Common Stocks (Cost $3,537,443,851)		3,516,354,347
Short-Term Investments — 1.1%
Investment Companies — 0.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (e) (f)(Cost $26,299,048)	26,299,048	26,299,048
Investment of Cash Collateral from Securities Loaned — 0.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (e) (f)	11,009,025	11,011,226
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (e) (f)	2,270,425	2,270,425
Total Investment of Cash Collateral from Securities Loaned (Cost $13,281,651)		13,281,651
Total Short-Term Investments (Cost $39,580,699)		39,580,699
Total Investments — 99.9% (Cost $3,577,024,550)		3,555,935,046
Other Assets Less Liabilities — 0.1%		4,361,631
NET ASSETS — 100.0%		3,560,296,677

Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Certificaten Van Aandelen (Dutch Certificate)
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	97

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $12,645,686.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Value is zero.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	10.0%
Pharmaceuticals	9.3
Insurance	5.3
Oil, Gas & Consumable Fuels	4.8
Automobiles	3.5
Metals & Mining	3.3
Food Products	3.2
Semiconductors & Semiconductor Equipment	3.2
Chemicals	3.1
Machinery	2.9
Textiles, Apparel & Luxury Goods	2.9
Capital Markets	2.6
Trading Companies & Distributors	2.1
Health Care Equipment & Supplies	2.0
Beverages	2.0
Personal Care Products	1.9
Diversified Telecommunication Services	1.8
Electric Utilities	1.8
Aerospace & Defense	1.8
Electrical Equipment	1.7
Hotels, Restaurants & Leisure	1.6
Professional Services	1.6
Industrial Conglomerates	1.5
Consumer Staples Distribution & Retail	1.4
Electronic Equipment, Instruments & Components	1.4
Software	1.4
Real Estate Management & Development	1.3
Household Durables	1.2
Financial Services	1.2
Wireless Telecommunication Services	1.0
Building Products	1.0
Others (each less than 1.0%)	15.1
Short-Term Investments	1.1
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	436	12/15/2023	USD	43,033,200	(2,144,748)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	99

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.5%
Air Freight & Logistics — 0.4%
Nippon Express Holdings, Inc.	197,500	10,150,595
SG Holdings Co. Ltd.	1,153,700	16,353,248
Yamato Holdings Co. Ltd.	792,100	13,193,233
		39,697,076
Automobile Components — 2.1%
Aisin Corp.	432,700	15,073,052
Bridgestone Corp.	1,388,500	52,548,070
Denso Corp.	4,709,000	69,534,665
Koito Manufacturing Co. Ltd.	609,600	9,133,473
Niterra Co. Ltd.	406,400	9,096,371
Stanley Electric Co. Ltd.	349,300	5,586,911
Sumitomo Electric Industries Ltd.	1,882,300	19,760,823
		180,733,365
Automobiles — 8.9%
Honda Motor Co. Ltd.	11,857,800	121,527,899
Isuzu Motors Ltd.	1,474,800	16,444,981
Mazda Motor Corp.	1,423,700	13,761,470
Mitsubishi Motors Corp.	1,625,900	5,311,115
Nissan Motor Co. Ltd.	5,605,700	21,570,645
Subaru Corp.	1,459,300	25,260,918
Suzuki Motor Corp.	1,164,200	45,184,944
Toyota Motor Corp.	29,407,700	514,450,934
Yamaha Motor Co. Ltd.	831,200	20,311,911
		783,824,817
Banks — 7.4%
Chiba Bank Ltd. (The)	1,720,600	12,815,969
Concordia Financial Group Ltd.	2,792,200	12,973,675
Fukuoka Financial Group, Inc.	452,600	11,963,911
Japan Post Bank Co. Ltd.	3,345,300	31,008,274
Kyoto Financial Group, Inc.	179,900	10,199,217
Mitsubishi UFJ Financial Group, Inc.	30,090,300	252,431,953
Mizuho Financial Group, Inc.	6,021,800	102,240,460
Resona Holdings, Inc.	5,602,600	29,936,498
Sumitomo Mitsui Financial Group, Inc.	3,172,800	152,954,277
Sumitomo Mitsui Trust Holdings, Inc.	863,700	32,385,989
		648,910,223
Beverages — 0.9%
Asahi Group Holdings Ltd.	1,203,000	43,513,008
Kirin Holdings Co. Ltd.	1,929,700	27,118,690
Suntory Beverage & Food Ltd.	301,000	9,058,012
		79,689,710
INVESTMENTS	SHARES	VALUE($)

Broadline Retail — 0.4%
Pan Pacific International Holdings Corp.	1,264,400	24,486,197
Rakuten Group, Inc.	3,498,900	12,942,154
		37,428,351
Building Products — 1.5%
AGC, Inc.	539,400	18,349,900
Daikin Industries Ltd.	695,400	100,262,033
Lixil Corp.	681,500	7,472,695
TOTO Ltd.	369,300	8,904,419
		134,989,047
Capital Markets — 1.0%
Daiwa Securities Group, Inc.	3,461,300	19,959,489
Japan Exchange Group, Inc.	1,253,700	24,791,664
Nomura Holdings, Inc.	6,978,300	26,960,023
SBI Holdings, Inc.	574,700	12,364,638
		84,075,814
Chemicals — 3.7%
Asahi Kasei Corp.	3,305,500	20,321,505
JSR Corp. (a)	494,700	13,241,112
Kansai Paint Co. Ltd.	565,700	8,278,856
Mitsubishi Chemical Group Corp.	3,394,100	19,205,873
Mitsubishi Gas Chemical Co., Inc.	485,400	6,560,601
Mitsui Chemicals, Inc.	451,800	11,387,384
Nippon Paint Holdings Co. Ltd.	2,529,900	17,008,799
Nippon Sanso Holdings Corp.	503,600	12,700,042
Nissan Chemical Corp.	331,800	13,532,525
Nitto Denko Corp.	355,200	22,983,494
Shin-Etsu Chemical Co. Ltd.	4,801,200	143,572,101
Sumitomo Chemical Co. Ltd.	3,928,900	9,986,333
Toray Industries, Inc.	3,868,700	18,716,150
Tosoh Corp.	770,600	9,435,401
		326,930,176
Commercial Services & Supplies — 0.8%
Dai Nippon Printing Co. Ltd.	616,200	16,074,972
Secom Co. Ltd.	498,300	34,609,350
TOPPAN Holdings, Inc.	779,100	17,969,066
		68,653,388
Construction & Engineering — 0.7%
Kajima Corp.	1,115,600	18,437,965
Obayashi Corp.	1,710,500	14,651,816
Shimizu Corp.	1,498,700	10,665,486
Taisei Corp.	447,000	15,158,979
		58,914,246
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Consumer Finance — 0.1%
Acom Co. Ltd.	1,151,200	2,703,364
Marui Group Co. Ltd.	439,800	6,954,618
		9,657,982
Consumer Staples Distribution & Retail — 1.7%
Aeon Co. Ltd.	2,067,300	43,495,227
Cosmos Pharmaceutical Corp.	55,900	5,817,379
Kobe Bussan Co. Ltd. (a)	344,100	8,515,805
Lawson, Inc.	119,500	5,756,813
MatsukiyoCocokara & Co.	885,000	15,524,488
Seven & i Holdings Co. Ltd.	1,891,400	69,298,457
Welcia Holdings Co. Ltd.	243,100	4,029,581
		152,437,750
Diversified REITs — 0.3%
Daiwa House REIT Investment Corp.	5,065	8,963,772
Nomura Real Estate Master Fund, Inc.	11,180	12,336,665
United Urban Investment Corp.	7,349	7,409,033
		28,709,470
Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.	70,869,100	83,397,033
Electric Utilities — 0.6%
Chubu Electric Power Co., Inc.	1,797,800	21,724,897
Kansai Electric Power Co., Inc. (The)	1,959,400	25,087,849
Tokyo Electric Power Co. Holdings, Inc. *	1,903,500	8,055,116
		54,867,862
Electrical Equipment — 1.3%
Fuji Electric Co. Ltd.	354,100	13,482,227
Mitsubishi Electric Corp.	5,092,200	58,389,769
NIDEC Corp.	1,244,700	45,656,897
		117,528,893
Electronic Equipment, Instruments & Components — 4.7%
Hamamatsu Photonics KK	348,500	12,944,343
Hirose Electric Co. Ltd.	72,300	8,191,527
Ibiden Co. Ltd.	334,300	14,253,366
Keyence Corp.	473,600	183,339,424
Kyocera Corp.	824,600	40,645,698
Murata Manufacturing Co. Ltd.	4,472,100	76,604,294
Omron Corp.	489,600	17,541,018
Shimadzu Corp.	653,600	15,455,217
TDK Corp.	921,900	34,493,088
Yokogawa Electric Corp.	554,200	10,061,627
		413,529,602
INVESTMENTS	SHARES	VALUE($)

Entertainment — 2.0%
Capcom Co. Ltd.	397,900	12,808,134
Koei Tecmo Holdings Co. Ltd.	287,600	3,755,386
Konami Group Corp.	244,500	12,665,611
Nexon Co. Ltd.	1,073,700	19,701,590
Nintendo Co. Ltd.	2,771,500	114,503,010
Square Enix Holdings Co. Ltd.	211,900	7,039,695
Toho Co. Ltd.	296,900	10,143,021
		180,616,447
Financial Services — 0.8%
GMO Payment Gateway, Inc.	107,700	4,301,458
Mitsubishi HC Capital, Inc.	2,296,600	15,139,714
ORIX Corp.	2,781,600	50,587,156
Tokyo Century Corp.	111,500	4,295,951
		74,324,279
Food Products — 1.6%
Ajinomoto Co., Inc.	1,256,600	45,894,407
Kikkoman Corp.	461,800	26,274,004
MEIJI Holdings Co. Ltd.	654,800	16,117,266
Nisshin Seifun Group, Inc.	620,100	9,353,462
Nissin Foods Holdings Co. Ltd.	197,500	17,184,215
Toyo Suisan Kaisha Ltd.	241,400	11,136,012
Yakult Honsha Co. Ltd.	722,000	17,013,889
		142,973,255
Gas Utilities — 0.5%
Osaka Gas Co. Ltd.	987,500	18,622,065
Tokyo Gas Co. Ltd.	958,700	21,529,680
		40,151,745
Ground Transportation — 2.7%
Central Japan Railway Co.	2,442,000	54,965,543
East Japan Railway Co.	896,400	46,556,622
Hankyu Hanshin Holdings, Inc.	602,600	18,959,966
Keio Corp.	305,400	9,062,583
Keisei Electric Railway Co. Ltd.	408,500	15,388,050
Kintetsu Group Holdings Co. Ltd.	451,400	12,700,937
Kyushu Railway Co.	373,000	7,626,469
Nagoya Railroad Co. Ltd.	467,100	6,538,839
Odakyu Electric Railway Co. Ltd.	874,200	12,445,401
Seibu Holdings, Inc.	645,100	6,299,060
Tobu Railway Co. Ltd.	498,000	11,986,587
Tokyu Corp.	1,481,700	16,726,965
West Japan Railway Co.	578,400	22,045,458
		241,302,480
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	101

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Equipment & Supplies — 2.2%
Asahi Intecc Co. Ltd. (a)	560,300	9,414,514
Hoya Corp.	840,300	80,894,522
Olympus Corp.	3,003,500	40,112,797
Sysmex Corp.	377,900	18,102,471
Terumo Corp.	1,773,500	48,519,750
		197,044,054
Health Care Providers & Services — 0.1%
Medipal Holdings Corp.	497,700	8,367,825
Health Care Technology — 0.2%
M3, Inc.	1,015,100	15,633,751
Hotels, Restaurants & Leisure — 1.1%
McDonald's Holdings Co. Japan Ltd.	201,600	7,843,813
Oriental Land Co. Ltd.	2,759,800	89,266,745
		97,110,558
Household Durables — 4.3%
Haseko Corp.	499,700	6,149,732
Iida Group Holdings Co. Ltd.	398,700	6,190,693
Nikon Corp.	774,800	7,356,273
Open House Group Co. Ltd.	166,000	5,471,420
Panasonic Holdings Corp.	5,820,400	51,065,232
Rinnai Corp.	281,800	5,176,508
Sekisui Chemical Co. Ltd.	1,009,400	13,825,626
Sekisui House Ltd.	1,572,500	30,793,875
Sharp Corp. *	663,800	4,150,222
Sony Group Corp.	2,991,500	248,709,978
		378,889,559
Household Products — 0.5%
Lion Corp.	694,000	6,660,103
Unicharm Corp.	1,045,700	35,531,713
		42,191,816
Industrial Conglomerates — 1.8%
Hikari Tsushin, Inc.	55,500	8,007,144
Hitachi Ltd.	2,224,700	141,016,231
Toshiba Corp. *	215,400	6,548,302
		155,571,677
Industrial REITs — 0.2%
GLP J-REIT	11,674	10,455,908
Nippon Prologis REIT, Inc.	5,787	10,297,248
		20,753,156
Insurance — 3.5%
Dai-ichi Life Holdings, Inc.	2,347,700	49,595,237
INVESTMENTS	SHARES	VALUE($)

Insurance — continued
Japan Post Holdings Co. Ltd.	4,760,400	42,135,268
Japan Post Insurance Co. Ltd.	435,600	8,387,952
MS&AD Insurance Group Holdings, Inc.	1,055,500	38,674,087
Sompo Holdings, Inc.	825,300	35,751,969
T&D Holdings, Inc.	1,298,800	23,169,585
Tokio Marine Holdings, Inc.	4,748,900	106,243,512
		303,957,610
Interactive Media & Services — 0.2%
LY Corp.	6,336,400	16,154,567
IT Services — 2.1%
Fujitsu Ltd.	412,000	53,373,590
NEC Corp.	647,700	31,187,165
Nomura Research Institute Ltd.	1,099,000	28,848,701
NTT Data Group Corp.	1,397,400	17,229,819
Obic Co. Ltd.	156,100	23,074,133
Otsuka Corp.	274,100	10,989,936
SCSK Corp.	363,500	6,205,045
TIS, Inc.	510,400	10,930,141
		181,838,530
Leisure Products — 0.9%
Bandai Namco Holdings, Inc.	1,579,900	32,733,184
Sega Sammy Holdings, Inc.	377,500	5,903,941
Shimano, Inc.	195,100	28,076,083
Yamaha Corp.	403,900	10,788,139
		77,501,347
Machinery — 4.6%
Daifuku Co. Ltd.	900,900	14,885,480
FANUC Corp.	2,235,700	55,482,065
Hitachi Construction Machinery Co. Ltd.	244,400	6,314,258
Hoshizaki Corp.	270,700	8,742,163
Kawasaki Heavy Industries Ltd.	398,000	8,784,590
Komatsu Ltd.	2,309,000	53,052,505
Kubota Corp.	2,521,100	33,906,896
Kurita Water Industries Ltd.	252,900	7,683,970
Makita Corp.	664,600	17,177,820
MINEBEA MITSUMI, Inc.	1,013,500	15,890,974
MISUMI Group, Inc.	675,600	10,227,681
Mitsubishi Heavy Industries Ltd.	799,500	41,177,994
NGK Insulators Ltd.	620,800	7,585,096
SMC Corp.	144,100	66,540,067
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Machinery — continued
Toyota Industries Corp.	447,500	33,166,337
Yaskawa Electric Corp.	631,800	20,680,792
		401,298,688
Marine Transportation — 0.6%
Mitsui OSK Lines Ltd.	859,200	22,182,239
Nippon Yusen KK	1,210,400	29,615,161
		51,797,400
Media — 0.3%
CyberAgent, Inc.	983,500	5,162,837
Dentsu Group, Inc.	544,600	15,818,446
Hakuhodo DY Holdings, Inc.	711,500	5,773,961
		26,755,244
Metals & Mining — 1.0%
JFE Holdings, Inc.	1,384,900	19,295,631
Nippon Steel Corp.	2,253,100	48,596,802
Sumitomo Metal Mining Co. Ltd.	649,000	18,231,681
		86,124,114
Office REITs — 0.4%
Japan Real Estate Investment Corp.	3,377	12,543,265
Nippon Building Fund, Inc.	4,031	16,196,290
Orix JREIT, Inc.	6,551	7,528,816
		36,268,371
Oil, Gas & Consumable Fuels — 0.8%
ENEOS Holdings, Inc.	7,193,200	26,653,808
Idemitsu Kosan Co. Ltd.	529,952	12,032,614
Inpex Corp.	2,433,000	35,304,960
		73,991,382
Paper & Forest Products — 0.1%
Oji Holdings Corp.	2,405,300	10,287,185
Passenger Airlines — 0.2%
ANA Holdings, Inc. *	378,900	7,438,517
Japan Airlines Co. Ltd.	342,300	6,292,770
		13,731,287
Personal Care Products — 0.9%
Kao Corp.	1,104,800	40,307,417
Kobayashi Pharmaceutical Co. Ltd.	133,700	5,519,574
Kose Corp.	84,900	5,624,709
Shiseido Co. Ltd.	948,300	30,075,783
		81,527,483
INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — 5.5%
Astellas Pharma, Inc.	4,292,300	54,297,062
Chugai Pharmaceutical Co. Ltd.	1,512,700	44,861,486
Daiichi Sankyo Co. Ltd.	4,618,400	119,081,723
Eisai Co. Ltd.	703,500	37,270,275
Kyowa Kirin Co. Ltd.	601,400	9,432,535
Nippon Shinyaku Co. Ltd.	145,200	5,888,741
Ono Pharmaceutical Co. Ltd.	1,153,000	19,911,725
Otsuka Holdings Co. Ltd.	1,322,500	44,496,787
Santen Pharmaceutical Co. Ltd.	891,600	7,733,336
Shionogi & Co. Ltd.	663,900	30,914,259
Taisho Pharmaceutical Holdings Co. Ltd.	135,700	5,373,459
Takeda Pharmaceutical Co. Ltd.	3,753,000	101,874,240
		481,135,628
Professional Services — 1.4%
Persol Holdings Co. Ltd.	4,369,000	6,550,948
Recruit Holdings Co. Ltd.	4,021,900	115,318,765
		121,869,713
Real Estate Management & Development — 2.3%
Daito Trust Construction Co. Ltd.	155,500	16,679,923
Daiwa House Industry Co. Ltd.	1,580,600	43,475,469
Hulic Co. Ltd.	1,420,800	13,026,084
Mitsubishi Estate Co. Ltd.	3,140,200	40,195,567
Mitsui Fudosan Co. Ltd.	2,221,500	48,150,706
Nomura Real Estate Holdings, Inc.	268,400	6,268,772
Sumitomo Realty & Development Co. Ltd.	1,128,700	28,323,530
Tokyu Fudosan Holdings Corp.	1,434,100	8,355,535
		204,475,586
Residential REITs — 0.1%
Advance Residence Investment Corp.	3,287	7,146,609
Retail REITs — 0.1%
Japan Metropolitan Fund Invest	16,573	10,695,335
Semiconductors & Semiconductor Equipment — 3.8%
Advantest Corp.	1,817,000	46,803,441
Disco Corp.	210,500	37,174,099
Lasertec Corp.	187,800	31,020,846
Renesas Electronics Corp. *	3,391,100	44,544,202
Rohm Co. Ltd.	831,100	13,315,860
SUMCO Corp.	831,100	10,739,601
Tokyo Electron Ltd.	1,118,300	147,769,581
		331,367,630
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	103

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — 0.2%
Oracle Corp.	79,100	5,611,330
Trend Micro, Inc.	334,200	12,594,200
		18,205,530
Specialty Retail — 1.7%
ABC-Mart, Inc.	222,800	3,450,959
Fast Retailing Co. Ltd.	476,000	105,384,688
Nitori Holdings Co. Ltd.	206,100	22,319,566
USS Co. Ltd.	524,300	9,164,186
ZOZO, Inc.	288,900	5,493,360
		145,812,759
Technology Hardware, Storage & Peripherals — 1.6%
Brother Industries Ltd.	610,700	9,527,073
Canon, Inc.	2,403,600	56,822,779
FUJIFILM Holdings Corp.	982,700	53,751,532
Ricoh Co. Ltd.	1,445,600	11,716,745
Seiko Epson Corp.	775,700	10,769,183
		142,587,312
Textiles, Apparel & Luxury Goods — 0.2%
Asics Corp.	449,600	14,241,972
Tobacco — 0.7%
Japan Tobacco, Inc.	2,608,200	60,715,956
Trading Companies & Distributors — 6.6%
ITOCHU Corp.	3,457,900	124,557,125
Marubeni Corp.	4,028,100	58,897,978
Mitsubishi Corp.	3,409,500	158,935,752
Mitsui & Co. Ltd.	3,663,600	133,150,525
MonotaRO Co. Ltd. (a)	582,300	4,653,734
Sojitz Corp.	518,500	10,766,856
Sumitomo Corp.	2,900,700	57,021,016
Toyota Tsusho Corp.	562,400	29,940,089
		577,923,075
Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	220,600	9,701,777
INVESTMENTS	SHARES	VALUE($)

Wireless Telecommunication Services — 3.2%
KDDI Corp.	3,450,300	103,214,836
SoftBank Corp.	6,701,700	75,775,238
SoftBank Group Corp.	2,475,800	101,394,091
		280,384,165
Total Common Stocks (Cost $9,352,402,744)		8,666,401,662
Short-Term Investments — 0.1%
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (b) (c)	7,350,161	7,351,631
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	1,317,980	1,317,980
Total Investment of Cash Collateral from Securities Loaned (Cost $8,669,611)		8,669,611
Total Investments — 98.6% (Cost $9,361,072,355)		8,675,071,273
Other Assets Less Liabilities — 1.4%		122,238,661
NET ASSETS — 100.0%		8,797,309,934

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $8,163,766.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
TOPIX Index	843	12/07/2023	JPY	128,361,801	(2,143,130)

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Abbreviations
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	105

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.2%
Aerospace & Defense — 1.6%
Boeing Co. (The) *	33,497	6,257,909
General Dynamics Corp.	13,386	3,230,176
HEICO Corp.	2,358	373,531
HEICO Corp., Class A	4,489	570,687
Howmet Aerospace, Inc.	23,133	1,020,165
Huntington Ingalls Industries, Inc.	2,354	517,456
L3Harris Technologies, Inc.	11,169	2,003,830
Lockheed Martin Corp.	13,241	6,019,888
Northrop Grumman Corp.	8,407	3,963,312
RTX Corp. (a)	85,987	6,998,482
Textron, Inc.	11,698	889,048
TransDigm Group, Inc. *	3,264	2,702,886
		34,547,370
Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	6,879	562,909
Expeditors International of Washington, Inc.	8,736	954,408
FedEx Corp.	13,673	3,282,887
United Parcel Service, Inc., Class B	42,728	6,035,330
		10,835,534
Automobile Components — 0.1%
Aptiv plc *	16,709	1,457,025
BorgWarner, Inc.	13,886	512,393
Lear Corp.	3,470	450,267
		2,419,685
Automobiles — 1.8%
Ford Motor Co.	232,246	2,264,399
General Motors Co.	81,285	2,292,237
Lucid Group, Inc. * (a)	52,383	215,818
Rivian Automotive, Inc., Class A * (a)	39,437	639,668
Tesla, Inc. *	163,136	32,764,234
		38,176,356
Banks — 2.8%
Bank of America Corp.	408,418	10,757,730
Citigroup, Inc.	113,762	4,492,461
Citizens Financial Group, Inc.	27,898	653,650
East West Bancorp, Inc.	8,353	447,888
Fifth Third Bancorp	40,228	953,806
Huntington Bancshares, Inc.	85,533	825,393
JPMorgan Chase & Co. (b)	170,786	23,749,501
KeyCorp	55,293	565,095
M&T Bank Corp.	9,801	1,105,063
PNC Financial Services Group, Inc. (The)	23,530	2,693,479
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Regions Financial Corp.	55,435	805,471
Truist Financial Corp.	78,684	2,231,478
US Bancorp	91,976	2,932,195
Wells Fargo & Co.	216,153	8,596,405
		60,809,615
Beverages — 1.6%
Brown-Forman Corp., Class A (a)	3,303	189,658
Brown-Forman Corp., Class B	10,812	607,202
Coca-Cola Co. (The)	229,915	12,987,898
Constellation Brands, Inc., Class A	9,524	2,230,045
Keurig Dr Pepper, Inc.	59,433	1,802,603
Molson Coors Beverage Co., Class B	10,965	633,448
Monster Beverage Corp. *	43,936	2,245,129
PepsiCo, Inc.	81,324	13,278,583
		33,974,566
Biotechnology — 2.2%
AbbVie, Inc.	104,276	14,721,686
Alnylam Pharmaceuticals, Inc. *	7,387	1,121,347
Amgen, Inc.	31,603	8,080,887
Biogen, Inc. *	8,558	2,032,867
BioMarin Pharmaceutical, Inc. *	11,114	905,235
Exact Sciences Corp. *	10,668	657,042
Gilead Sciences, Inc.	73,615	5,781,722
Incyte Corp. *	10,987	592,529
Moderna, Inc. *	19,562	1,485,929
Neurocrine Biosciences, Inc. *	5,769	640,013
Regeneron Pharmaceuticals, Inc. *	6,307	4,918,766
Seagen, Inc. *	8,312	1,768,877
Vertex Pharmaceuticals, Inc. *	15,243	5,519,643
		48,226,543
Broadline Retail — 3.6%
Amazon.com, Inc. *	536,397	71,389,077
Coupang, Inc. (South Korea) *	67,486	1,147,262
eBay, Inc.	31,433	1,233,116
Etsy, Inc. * (a)	7,272	453,046
MercadoLibre, Inc. (Brazil) *	2,726	3,382,257
		77,604,758
Building Products — 0.4%
Allegion plc	5,186	510,095
Carrier Global Corp.	49,487	2,358,550
Fortune Brands Innovations, Inc.	7,496	418,277
Johnson Controls International plc	40,195	1,970,359
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Building Products — continued
Lennox International, Inc.	1,885	698,468
Masco Corp.	13,288	692,172
Owens Corning	5,305	601,428
Trane Technologies plc	13,489	2,567,091
		9,816,440
Capital Markets — 2.8%
Ameriprise Financial, Inc.	6,057	1,905,350
Bank of New York Mellon Corp. (The)	46,011	1,955,467
BlackRock, Inc.	8,287	5,073,964
Blackstone, Inc. (a)	41,933	3,872,513
Carlyle Group, Inc. (The)	12,758	351,355
Charles Schwab Corp. (The)	87,843	4,571,350
CME Group, Inc.	21,254	4,536,879
Coinbase Global, Inc., Class A * (a)	9,984	769,966
FactSet Research Systems, Inc.	2,255	973,912
Franklin Resources, Inc.	16,801	382,895
Goldman Sachs Group, Inc. (The)	19,479	5,914,019
Intercontinental Exchange, Inc.	33,816	3,633,191
Invesco Ltd. (a)	26,504	343,757
KKR & Co., Inc.	38,238	2,118,385
LPL Financial Holdings, Inc.	4,509	1,012,361
MarketAxess Holdings, Inc.	2,227	476,021
Moody's Corp.	9,321	2,870,868
Morgan Stanley	75,378	5,338,270
MSCI, Inc.	4,671	2,202,610
Nasdaq, Inc.	20,031	993,538
Northern Trust Corp.	12,227	805,882
Raymond James Financial, Inc.	11,101	1,059,479
S&P Global, Inc.	19,220	6,713,738
SEI Investments Co.	5,939	318,687
State Street Corp.	18,828	1,216,854
T. Rowe Price Group, Inc.	13,251	1,199,216
		60,610,527
Chemicals — 1.6%
Air Products and Chemicals, Inc.	13,127	3,707,590
Albemarle Corp. (a)	6,932	878,839
Celanese Corp.	5,910	676,754
CF Industries Holdings, Inc.	11,401	909,572
Corteva, Inc.	41,934	2,018,703
Dow, Inc.	41,535	2,007,802
DuPont de Nemours, Inc.	27,120	1,976,506
Eastman Chemical Co.	7,002	523,259
Ecolab, Inc.	14,987	2,513,919
INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
FMC Corp.	7,371	392,137
International Flavors & Fragrances, Inc.	15,078	1,030,581
Linde plc	28,827	11,016,526
LyondellBasell Industries NV, Class A	15,128	1,365,151
Mosaic Co. (The)	19,630	637,582
PPG Industries, Inc.	13,912	1,707,976
Sherwin-Williams Co. (The)	13,974	3,328,747
Westlake Corp.	1,883	217,223
		34,908,867
Commercial Services & Supplies — 0.5%
Cintas Corp.	5,111	2,591,890
Copart, Inc. *	51,334	2,234,056
Republic Services, Inc.	12,146	1,803,560
Rollins, Inc.	16,590	623,950
Waste Management, Inc.	21,779	3,578,943
		10,832,399
Communications Equipment — 0.9%
Arista Networks, Inc. *	14,818	2,969,083
Cisco Systems, Inc.	240,738	12,549,672
F5, Inc. *	3,503	531,020
Juniper Networks, Inc.	18,986	511,103
Motorola Solutions, Inc.	9,866	2,747,286
		19,308,164
Construction & Engineering — 0.1%
Quanta Services, Inc.	8,579	1,433,722
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	3,648	1,491,813
Vulcan Materials Co.	7,854	1,543,233
		3,035,046
Consumer Finance — 0.4%
Ally Financial, Inc.	16,039	387,984
American Express Co.	34,376	5,019,927
Capital One Financial Corp.	22,534	2,282,469
Discover Financial Services	14,771	1,212,404
Synchrony Financial	24,707	693,031
		9,595,815
Consumer Staples Distribution & Retail — 1.8%
Albertsons Cos., Inc., Class A	23,804	516,547
Costco Wholesale Corp.	26,176	14,460,670
Dollar General Corp.	12,953	1,541,925
Dollar Tree, Inc. *	12,364	1,373,517
Kroger Co. (The)	39,014	1,770,065
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	107

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Consumer Staples Distribution & Retail — continued
Sysco Corp.	29,843	1,984,261
Target Corp.	27,265	3,020,689
Walgreens Boots Alliance, Inc.	42,325	892,211
Walmart, Inc.	84,313	13,777,587
		39,337,472
Containers & Packaging — 0.2%
Amcor plc	86,932	772,826
Avery Dennison Corp.	4,758	828,225
Ball Corp.	18,610	896,072
Crown Holdings, Inc.	7,124	574,194
International Paper Co.	20,436	689,306
Packaging Corp. of America	5,310	812,696
WestRock Co.	15,137	543,872
		5,117,191
Distributors — 0.1%
Genuine Parts Co.	8,292	1,068,507
LKQ Corp.	15,802	694,024
Pool Corp.	2,307	728,481
		2,491,012
Diversified REITs — 0.0% ^
WP Carey, Inc.	12,639	678,082
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	422,339	6,504,021
Verizon Communications, Inc.	248,355	8,724,711
		15,228,732
Electric Utilities — 1.6%
Alliant Energy Corp.	14,931	728,483
American Electric Power Co., Inc.	30,438	2,299,286
Avangrid, Inc.	4,111	122,796
Constellation Energy Corp.	18,999	2,145,367
Duke Energy Corp.	45,532	4,047,339
Edison International	22,641	1,427,741
Entergy Corp.	12,496	1,194,493
Evergy, Inc.	13,564	666,535
Eversource Energy	20,626	1,109,473
Exelon Corp.	58,795	2,289,477
FirstEnergy Corp.	30,487	1,085,337
NextEra Energy, Inc.	119,552	6,969,882
NRG Energy, Inc.	13,530	573,401
PG&E Corp. *	123,542	2,013,735
Pinnacle West Capital Corp.	6,698	496,858
PPL Corp.	43,540	1,069,778
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
Southern Co. (The)	64,430	4,336,139
Xcel Energy, Inc.	32,578	1,930,898
		34,507,018
Electrical Equipment — 0.6%
AMETEK, Inc.	13,634	1,919,258
Eaton Corp. plc	23,573	4,901,063
Emerson Electric Co.	33,757	3,003,360
Hubbell, Inc.	3,163	854,327
Rockwell Automation, Inc.	6,788	1,783,954
		12,461,962
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	35,236	2,838,260
CDW Corp.	7,922	1,587,569
Cognex Corp.	10,182	366,450
Corning, Inc.	45,357	1,213,753
Flex Ltd. *	26,388	678,699
Keysight Technologies, Inc. *	10,534	1,285,675
TE Connectivity Ltd.	18,545	2,185,528
Teledyne Technologies, Inc. *	2,783	1,042,484
Trimble, Inc. *	14,665	691,162
Zebra Technologies Corp., Class A *	3,030	634,573
		12,524,153
Energy Equipment & Services — 0.4%
Baker Hughes Co.	59,643	2,052,912
Halliburton Co.	53,083	2,088,285
Schlumberger NV	83,953	4,672,824
		8,814,021
Entertainment — 1.1%
Electronic Arts, Inc.	14,561	1,802,506
Liberty Media Corp-Liberty Formula One, Class A *	1,411	81,203
Liberty Media Corp-Liberty Formula One, Class C *	12,293	795,234
Live Nation Entertainment, Inc. *	8,370	669,767
Netflix, Inc. *	26,176	10,776,398
ROBLOX Corp., Class A *	28,453	905,090
Take-Two Interactive Software, Inc. *	9,329	1,247,754
Walt Disney Co. (The) *	108,093	8,819,308
		25,097,260
Financial Services — 4.3%
Apollo Global Management, Inc.	25,787	1,996,945
Berkshire Hathaway, Inc., Class B *	107,740	36,774,894
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Financial Services — continued
Block, Inc. * (a)	32,456	1,306,354
Corebridge Financial, Inc.	9,769	195,380
Equitable Holdings, Inc.	19,284	512,376
Fidelity National Information Services, Inc.	35,005	1,719,095
Fiserv, Inc. *	36,009	4,096,024
FleetCor Technologies, Inc. *	4,374	984,894
Global Payments, Inc.	15,364	1,631,964
Jack Henry & Associates, Inc.	4,300	606,257
Mastercard, Inc., Class A	49,151	18,497,979
PayPal Holdings, Inc. *	64,864	3,359,955
Visa, Inc., Class A (a)	94,918	22,315,222
Voya Financial, Inc.	6,251	417,379
		94,414,718
Food Products — 0.9%
Archer-Daniels-Midland Co.	31,672	2,266,765
Bunge Ltd.	8,895	942,692
Campbell Soup Co.	11,621	469,605
Conagra Brands, Inc.	28,232	772,428
General Mills, Inc.	34,572	2,255,477
Hershey Co. (The)	8,849	1,657,860
Hormel Foods Corp. (a)	17,108	556,865
J M Smucker Co. (The)	6,027	686,114
Kellogg Co.	15,573	785,969
Kraft Heinz Co. (The)	47,169	1,483,937
Lamb Weston Holdings, Inc.	8,614	773,537
McCormick & Co., Inc. (Non-Voting)	14,837	948,084
Mondelez International, Inc., Class A	80,366	5,321,033
Tyson Foods, Inc., Class A	16,867	781,786
		19,702,152
Gas Utilities — 0.0% ^
Atmos Energy Corp.	8,768	943,963
Ground Transportation — 1.0%
CSX Corp.	118,522	3,537,882
JB Hunt Transport Services, Inc.	4,819	828,242
Norfolk Southern Corp.	13,409	2,558,303
Old Dominion Freight Line, Inc.	5,291	1,992,908
Uber Technologies, Inc. *	120,722	5,224,848
Union Pacific Corp.	36,000	7,473,960
		21,616,143
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	102,523	9,693,550
Align Technology, Inc. *	4,202	775,647
Baxter International, Inc.	29,918	970,241
INVESTMENTS	SHARES	VALUE($)

Health Care Equipment & Supplies — continued
Becton Dickinson & Co.	17,142	4,333,155
Boston Scientific Corp. *	86,502	4,428,037
Cooper Cos., Inc. (The)	2,924	911,557
Dentsply Sirona, Inc.	12,511	380,459
Dexcom, Inc. *	22,917	2,035,717
Edwards Lifesciences Corp. *	35,911	2,288,249
GE HealthCare Technologies, Inc.	23,108	1,538,300
Hologic, Inc. *	14,469	957,414
IDEXX Laboratories, Inc. *	4,899	1,957,003
Insulet Corp. *	4,123	546,586
Intuitive Surgical, Inc. *	20,757	5,442,901
Medtronic plc	78,637	5,548,627
ResMed, Inc.	8,680	1,225,790
STERIS plc	5,827	1,223,553
Stryker Corp.	19,972	5,396,834
Teleflex, Inc.	2,778	513,235
Zimmer Biomet Holdings, Inc.	12,341	1,288,524
		51,455,379
Health Care Providers & Services — 3.0%
agilon health, Inc. * (a)	17,729	319,122
Cardinal Health, Inc.	15,040	1,368,640
Cencora, Inc.	9,848	1,823,357
Centene Corp. *	31,984	2,206,256
Cigna Group (The)	17,482	5,405,434
CVS Health Corp.	75,872	5,235,927
DaVita, Inc. *	3,176	245,282
Elevance Health, Inc.	13,920	6,265,253
HCA Healthcare, Inc.	11,895	2,689,935
Henry Schein, Inc. *	7,710	500,996
Humana, Inc.	7,323	3,834,982
Laboratory Corp. of America Holdings	5,233	1,045,187
McKesson Corp.	7,972	3,630,130
Molina Healthcare, Inc. *	3,445	1,147,013
Quest Diagnostics, Inc.	6,625	861,913
UnitedHealth Group, Inc.	54,725	29,308,521
Universal Health Services, Inc., Class B	3,667	461,639
		66,349,587
Health Care REITs — 0.2%
Healthpeak Properties, Inc.	32,318	502,545
Ventas, Inc.	23,769	1,009,231
Welltower, Inc.	30,644	2,562,145
		4,073,921
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	109

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Technology — 0.1%
Veeva Systems, Inc., Class A *	8,610	1,659,233
Hotel & Resort REITs — 0.0% ^
Host Hotels & Resorts, Inc.	42,041	650,795
Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A *	25,192	2,979,962
Aramark	15,425	415,395
Booking Holdings, Inc. *	2,112	5,891,551
Caesars Entertainment, Inc. *	12,718	507,321
Carnival Corp. *	59,509	681,973
Chipotle Mexican Grill, Inc. *	1,632	3,169,670
Darden Restaurants, Inc.	7,137	1,038,648
Domino's Pizza, Inc.	2,078	704,421
DoorDash, Inc., Class A *	17,725	1,328,489
Expedia Group, Inc. *	8,142	775,851
Hilton Worldwide Holdings, Inc.	15,452	2,341,442
Las Vegas Sands Corp.	19,423	921,816
Marriott International, Inc., Class A	14,804	2,791,442
McDonald's Corp.	43,057	11,288,254
MGM Resorts International	16,586	579,183
Royal Caribbean Cruises Ltd. *	13,922	1,179,611
Starbucks Corp.	67,663	6,241,235
Vail Resorts, Inc.	2,278	483,505
Wynn Resorts Ltd.	5,722	502,277
Yum! Brands, Inc.	16,557	2,001,079
		45,823,125
Household Durables — 0.3%
DR Horton, Inc.	17,985	1,877,634
Garmin Ltd.	9,052	928,101
Lennar Corp., Class A	14,920	1,591,666
Lennar Corp., Class B	779	76,817
NVR, Inc. *	189	1,022,985
PulteGroup, Inc.	12,959	953,653
Whirlpool Corp.	3,243	339,088
		6,789,944
Household Products — 1.3%
Church & Dwight Co., Inc.	14,534	1,321,722
Clorox Co. (The)	7,319	861,446
Colgate-Palmolive Co.	48,842	3,669,011
Kimberly-Clark Corp.	19,983	2,390,766
Procter & Gamble Co. (The)	139,258	20,892,878
		29,135,823
INVESTMENTS	SHARES	VALUE($)

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	39,564	589,503
Vistra Corp.	20,408	667,750
		1,257,253
Industrial Conglomerates — 0.8%
3M Co.	32,604	2,965,334
General Electric Co.	64,293	6,984,149
Honeywell International, Inc.	39,225	7,188,373
		17,137,856
Industrial REITs — 0.2%
Prologis, Inc.	54,583	5,499,237
Insurance — 2.3%
Aflac, Inc. (a)	31,933	2,494,287
Allstate Corp. (The)	15,455	1,980,249
American Financial Group, Inc.	3,913	427,926
American International Group, Inc.	42,058	2,578,576
Aon plc, Class A (a)	11,987	3,708,778
Arch Capital Group Ltd. *	22,031	1,909,647
Arthur J Gallagher & Co.	12,731	2,998,023
Brown & Brown, Inc.	13,905	965,285
Chubb Ltd.	24,264	5,207,540
Cincinnati Financial Corp.	9,266	923,542
Everest Group Ltd.	2,559	1,012,391
Fidelity National Financial, Inc.	15,270	596,904
Globe Life, Inc.	5,138	597,858
Hartford Financial Services Group, Inc. (The)	18,063	1,326,727
Loews Corp.	10,925	699,309
Markel Group, Inc. *	780	1,147,006
Marsh & McLennan Cos., Inc.	29,186	5,535,125
MetLife, Inc.	37,322	2,239,693
Principal Financial Group, Inc.	13,140	889,315
Progressive Corp. (The)	34,580	5,466,752
Prudential Financial, Inc.	21,443	1,960,748
Reinsurance Group of America, Inc.	3,914	585,026
Travelers Cos., Inc. (The)	13,520	2,263,789
Willis Towers Watson plc	6,196	1,461,574
WR Berkley Corp.	12,021	810,456
		49,786,526
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A *	350,496	43,489,544
Alphabet, Inc., Class C *	298,155	37,358,822
Match Group, Inc. *	16,423	568,236
Meta Platforms, Inc., Class A *	131,307	39,558,860
Pinterest, Inc., Class A *	34,380	1,027,274
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Interactive Media & Services — continued
Snap, Inc., Class A * (a)	59,836	598,958
ZoomInfo Technologies, Inc. *	18,023	233,578
		122,835,272
IT Services — 1.5%
Accenture plc, Class A	37,270	11,072,544
Akamai Technologies, Inc. *	8,984	928,317
Cloudflare, Inc., Class A * (a)	17,285	979,887
Cognizant Technology Solutions Corp., Class A	29,839	1,923,720
EPAM Systems, Inc. *	3,425	745,177
Gartner, Inc. *	4,656	1,545,978
GoDaddy, Inc., Class A *	8,673	635,124
International Business Machines Corp.	53,816	7,783,946
MongoDB, Inc. *	4,167	1,435,907
Okta, Inc. *	9,162	617,611
Snowflake, Inc., Class A *	19,249	2,793,607
Twilio, Inc., Class A *	10,694	548,175
VeriSign, Inc. *	5,299	1,057,998
		32,067,991
Leisure Products — 0.0% ^
Hasbro, Inc.	7,701	347,700
Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	17,447	1,803,496
Avantor, Inc. *	39,929	695,963
Bio-Rad Laboratories, Inc., Class A *	1,232	339,145
Bio-Techne Corp.	9,300	508,059
Charles River Laboratories International, Inc. *	3,026	509,457
Danaher Corp.	38,818	7,453,832
Illumina, Inc. *	9,350	1,023,077
IQVIA Holdings, Inc. *	10,821	1,956,761
Mettler-Toledo International, Inc. *	1,289	1,269,923
Revvity, Inc.	7,337	607,871
Thermo Fisher Scientific, Inc.	22,795	10,138,532
Waters Corp. *	3,491	832,708
West Pharmaceutical Services, Inc.	4,368	1,390,291
		28,529,115
Machinery — 1.6%
Caterpillar, Inc.	30,135	6,812,017
Cummins, Inc.	8,362	1,808,701
Deere & Co.	16,109	5,885,584
Dover Corp.	8,260	1,073,387
Fortive Corp.	20,796	1,357,563
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
IDEX Corp.	4,469	855,411
Illinois Tool Works, Inc.	16,254	3,642,846
Ingersoll Rand, Inc.	23,886	1,449,402
Otis Worldwide Corp.	24,323	1,877,979
PACCAR, Inc.	30,880	2,548,526
Parker-Hannifin Corp.	7,578	2,795,600
Pentair plc	9,755	566,961
Snap-on, Inc.	3,122	805,289
Stanley Black & Decker, Inc. (a)	9,056	770,213
Westinghouse Air Brake Technologies Corp.	10,579	1,121,585
Xylem, Inc.	14,231	1,331,168
		34,702,232
Media — 0.9%
Charter Communications, Inc., Class A * (a)	6,008	2,420,022
Comcast Corp., Class A	243,136	10,039,085
Fox Corp., Class A	14,987	455,455
Fox Corp., Class B	7,788	217,363
Interpublic Group of Cos., Inc. (The)	22,736	645,702
Liberty Broadband Corp., Class A *	983	81,904
Liberty Broadband Corp., Class C *	6,774	564,342
Liberty Media Corp-Liberty SiriusXM *	8,782	215,598
Liberty Media Corp-Liberty SiriusXM, Class A *	4,409	107,976
News Corp., Class A	22,505	465,403
News Corp., Class B	6,826	146,349
Omnicom Group, Inc.	11,669	874,125
Paramount Global, Class A (a)	554	7,701
Paramount Global, Class B (a)	28,484	309,906
Sirius XM Holdings, Inc. (a)	38,591	165,170
Trade Desk, Inc. (The), Class A *	26,361	1,870,577
		18,586,678
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	84,697	2,861,065
Newmont Corp.	68,077	2,550,845
Nucor Corp.	14,689	2,170,887
Southern Copper Corp. (Mexico)	5,027	356,414
Steel Dynamics, Inc.	9,199	979,786
		8,918,997
Mortgage Real Estate Investment Trusts (REITs) — 0.0% ^
Annaly Capital Management, Inc.	29,183	455,547
Multi-Utilities — 0.7%
Ameren Corp.	15,523	1,175,246
CenterPoint Energy, Inc.	37,292	1,002,409
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	111

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Multi-Utilities — continued
CMS Energy Corp.	17,236	936,604
Consolidated Edison, Inc.	20,373	1,788,546
Dominion Energy, Inc.	49,437	1,993,300
DTE Energy Co.	12,179	1,173,812
NiSource, Inc.	24,410	614,156
Public Service Enterprise Group, Inc.	29,485	1,817,750
Sempra	37,173	2,603,225
WEC Energy Group, Inc.	18,632	1,516,459
		14,621,507
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	9,200	856,796
Boston Properties, Inc.	8,528	456,845
		1,313,641
Oil, Gas & Consumable Fuels — 4.1%
APA Corp.	18,147	720,799
Cheniere Energy, Inc.	14,219	2,366,326
Chevron Corp.	104,821	15,275,564
ConocoPhillips	70,748	8,404,862
Coterra Energy, Inc.	44,753	1,230,708
Devon Energy Corp.	37,855	1,762,907
Diamondback Energy, Inc.	10,561	1,693,140
EOG Resources, Inc.	34,402	4,343,253
EQT Corp.	21,365	905,449
Exxon Mobil Corp.	235,106	24,885,970
Hess Corp.	16,322	2,356,897
Kinder Morgan, Inc.	114,515	1,855,143
Marathon Oil Corp.	35,782	977,206
Marathon Petroleum Corp.	23,622	3,572,828
Occidental Petroleum Corp.	39,199	2,422,890
ONEOK, Inc.	34,400	2,242,880
Phillips 66	26,311	3,001,296
Pioneer Natural Resources Co.	13,775	3,292,225
Targa Resources Corp.	13,217	1,105,073
Texas Pacific Land Corp.	371	684,847
Valero Energy Corp.	20,860	2,649,220
Williams Cos., Inc. (The)	71,856	2,471,846
		88,221,329
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	38,012	1,187,875
Southwest Airlines Co.	35,188	782,229
United Airlines Holdings, Inc. *	19,381	678,529
		2,648,633
INVESTMENTS	SHARES	VALUE($)

Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	13,701	1,765,648
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	123,418	6,359,730
Catalent, Inc. *	10,645	366,082
Eli Lilly & Co.	47,112	26,096,750
Jazz Pharmaceuticals plc *	3,725	473,149
Johnson & Johnson	142,251	21,101,513
Merck & Co., Inc.	149,910	15,395,757
Pfizer, Inc.	333,543	10,193,074
Royalty Pharma plc, Class A	22,802	612,690
Viatris, Inc.	70,866	630,707
Zoetis, Inc.	27,193	4,269,301
		85,498,753
Professional Services — 0.8%
Automatic Data Processing, Inc.	24,337	5,310,820
Booz Allen Hamilton Holding Corp.	7,737	927,898
Broadridge Financial Solutions, Inc.	6,977	1,190,555
Ceridian HCM Holding, Inc. * (a)	9,194	588,508
Equifax, Inc.	7,255	1,230,230
Jacobs Solutions, Inc.	7,440	991,752
Leidos Holdings, Inc.	8,114	804,260
Paychex, Inc.	18,958	2,105,286
Paycom Software, Inc.	2,909	712,618
Paylocity Holding Corp. *	2,539	455,497
SS&C Technologies Holdings, Inc.	12,750	640,688
TransUnion (a)	11,422	501,197
Verisk Analytics, Inc.	8,569	1,948,248
		17,407,557
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A *	18,307	1,269,407
CoStar Group, Inc. *	24,125	1,771,016
Zillow Group, Inc., Class A *	3,110	110,498
Zillow Group, Inc., Class C *	9,334	338,358
		3,489,279
Residential REITs — 0.4%
AvalonBay Communities, Inc.	8,384	1,389,564
Camden Property Trust	6,308	535,423
Equity LifeStyle Properties, Inc.	11,004	724,063
Equity Residential	20,373	1,127,238
Essex Property Trust, Inc.	3,796	812,040
Invitation Homes, Inc.	33,984	1,008,985
Mid-America Apartment Communities, Inc.	6,893	814,408
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Residential REITs — continued
Sun Communities, Inc.	7,353	817,948
UDR, Inc.	17,907	569,622
		7,799,291
Retail REITs — 0.3%
Federal Realty Investment Trust	4,329	394,762
Kimco Realty Corp.	36,615	656,873
Realty Income Corp.	41,877	1,984,132
Regency Centers Corp.	9,709	585,064
Simon Property Group, Inc.	19,324	2,123,515
		5,744,346
Semiconductors & Semiconductor Equipment — 7.0%
Advanced Micro Devices, Inc. *	95,444	9,401,234
Analog Devices, Inc.	29,618	4,659,800
Applied Materials, Inc.	49,610	6,565,884
Broadcom, Inc.	24,377	20,510,077
Enphase Energy, Inc. * (a)	8,056	641,096
Entegris, Inc.	8,864	780,387
First Solar, Inc. *	6,312	899,144
Intel Corp.	247,415	9,030,648
KLA Corp.	8,077	3,793,767
Lam Research Corp.	7,879	4,634,585
Marvell Technology, Inc.	50,805	2,399,012
Microchip Technology, Inc.	32,160	2,292,686
Micron Technology, Inc.	64,705	4,326,823
Monolithic Power Systems, Inc.	2,824	1,247,474
NVIDIA Corp.	145,920	59,506,176
NXP Semiconductors NV (China)	15,226	2,625,419
ON Semiconductor Corp. *	25,491	1,596,756
Qorvo, Inc. *	5,784	505,637
QUALCOMM, Inc.	65,927	7,185,384
Skyworks Solutions, Inc.	9,413	816,484
SolarEdge Technologies, Inc. * (a)	3,344	253,977
Teradyne, Inc. (a)	9,101	757,840
Texas Instruments, Inc.	53,640	7,617,416
		152,047,706
Software — 11.2%
Adobe, Inc. *	26,931	14,328,908
ANSYS, Inc. *	5,129	1,427,195
Aspen Technology, Inc. *	1,677	298,087
Atlassian Corp., Class A *	8,978	1,621,786
Autodesk, Inc. *	12,627	2,495,474
Bentley Systems, Inc., Class B	13,554	659,267
Bill Holdings, Inc. * (a)	5,714	521,631
INVESTMENTS	SHARES	VALUE($)

Software — continued
Cadence Design Systems, Inc. *	16,058	3,851,511
Crowdstrike Holdings, Inc., Class A *	13,242	2,340,788
Datadog, Inc., Class A *	17,672	1,439,738
DocuSign, Inc. *	11,958	464,927
Dynatrace, Inc. *	14,031	627,326
Fair Isaac Corp. *	1,462	1,236,662
Fortinet, Inc. *	38,511	2,201,674
Gen Digital, Inc.	33,247	553,895
HubSpot, Inc. *	2,953	1,251,393
Intuit, Inc.	16,549	8,190,928
Microsoft Corp.	438,928	148,405,946
Oracle Corp.	93,000	9,616,200
Palantir Technologies, Inc., Class A * (a)	112,479	1,664,689
Palo Alto Networks, Inc. *	18,065	4,390,156
PTC, Inc. *	7,018	985,468
Roper Technologies, Inc.	6,305	3,080,434
Salesforce, Inc. *	57,544	11,556,561
ServiceNow, Inc. *	12,053	7,013,038
Splunk, Inc. *	9,005	1,325,176
Synopsys, Inc. *	8,994	4,222,143
Tyler Technologies, Inc. *	2,482	925,538
Unity Software, Inc. * (a)	14,275	362,157
VMware, Inc., Class A *	12,939	1,884,565
Workday, Inc., Class A *	12,156	2,573,547
Zoom Video Communications, Inc., Class A *	14,824	889,143
Zscaler, Inc. *	5,172	820,745
		243,226,696
Specialized REITs — 1.0%
American Tower Corp.	27,542	4,907,709
Crown Castle, Inc.	25,616	2,381,776
Digital Realty Trust, Inc.	17,883	2,223,930
Equinix, Inc.	5,532	4,036,368
Extra Space Storage, Inc. (a)	12,486	1,293,425
Iron Mountain, Inc.	17,243	1,018,544
Public Storage	9,346	2,230,983
SBA Communications Corp.	6,402	1,335,649
VICI Properties, Inc.	59,872	1,670,429
Weyerhaeuser Co.	43,172	1,238,605
		22,337,418
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	3,511	182,677
AutoZone, Inc. *	1,074	2,660,438
Bath & Body Works, Inc.	13,519	400,838
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	113

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	11,474	766,693
Burlington Stores, Inc. *	3,837	464,392
CarMax, Inc. * (a)	9,344	570,825
Home Depot, Inc. (The)	59,395	16,909,162
Lowe's Cos., Inc.	34,618	6,597,152
O'Reilly Automotive, Inc. *	3,566	3,317,949
Ross Stores, Inc.	20,126	2,334,012
TJX Cos., Inc. (The)	67,897	5,979,689
Tractor Supply Co. (a)	6,426	1,237,391
Ulta Beauty, Inc. *	2,941	1,121,433
		42,542,651
Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.	868,203	148,263,026
Dell Technologies, Inc., Class C	14,971	1,001,710
Hewlett Packard Enterprise Co.	76,296	1,173,433
HP, Inc.	51,259	1,349,650
NetApp, Inc.	12,459	906,766
Seagate Technology Holdings plc	11,397	777,845
Western Digital Corp. *	18,903	758,955
		154,231,385
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc. *	6,833	2,688,649
NIKE, Inc., Class B	72,368	7,437,260
Tapestry, Inc.	13,697	377,489
VF Corp. (a)	19,529	287,662
		10,791,060
Tobacco — 0.6%
Altria Group, Inc.	104,841	4,211,463
Philip Morris International, Inc.	91,708	8,176,685
		12,388,148
Trading Companies & Distributors — 0.4%
Fastenal Co.	33,747	1,968,800
Ferguson plc	12,067	1,812,463
United Rentals, Inc.	4,034	1,638,893
Watsco, Inc. (a)	1,977	689,756
WW Grainger, Inc.	2,634	1,922,372
		8,032,284
Water Utilities — 0.1%
American Water Works Co., Inc.	11,501	1,353,093
Veralto Corp. *	1	69
		1,353,162
INVESTMENTS	SHARES	VALUE($)

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	30,580	4,399,239
Total Common Stocks (Cost $2,156,426,494)		2,154,991,230
INVESTMENTS	NO. OF RIGHTS
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ * (Cost $1,764)	1,730	1,765
	SHARES
Short-Term Investments — 2.7%
Investment Companies — 0.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d) (Cost $15,413,521)	15,413,521	15,413,521
Investment of Cash Collateral from Securities Loaned — 2.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	39,990,202	39,998,200
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	4,560,264	4,560,264
Total Investment of Cash Collateral from Securities Loaned (Cost $44,559,764)		44,558,464
Total Short-Term Investments (Cost $59,973,285)		59,971,985
Total Investments — 101.9% (Cost $2,216,401,543)		2,214,964,980
Liabilities in Excess of Other Assets — (1.9)%		(41,926,481)
NET ASSETS — 100.0%		2,173,038,499

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $44,049,242.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Exchange-Traded Funds	October 31, 2023

(b)	Investment in affiliate. This security is included in an index which the Fund, as an index fund, tracks.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	80	12/15/2023	USD	16,847,000	(937,765)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	115

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.7%
Aerospace & Defense — 1.7%
Axon Enterprise, Inc. *	35,826	7,326,059
BWX Technologies, Inc.	46,646	3,464,865
Curtiss-Wright Corp.	19,509	3,878,584
Hexcel Corp.	43,058	2,666,151
Leonardo DRS, Inc. *	26,730	509,741
Parsons Corp. *	20,846	1,178,841
Spirit AeroSystems Holdings, Inc., Class A * (a)	53,661	1,212,739
Woodward, Inc.	30,813	3,842,381
		24,079,361
Air Freight & Logistics — 0.2%
GXO Logistics, Inc. *	60,628	3,062,320
Automobile Components — 1.0%
Adient plc *	47,748	1,608,630
Autoliv, Inc. (Sweden)	38,750	3,551,437
Fox Factory Holding Corp. *	21,595	1,759,345
Gentex Corp.	118,989	3,412,605
Goodyear Tire & Rubber Co. (The) *	144,536	1,719,978
Visteon Corp. *	14,374	1,654,879
		13,706,874
Automobiles — 0.3%
Harley-Davidson, Inc.	65,748	1,765,334
Thor Industries, Inc. (a)	27,172	2,389,234
		4,154,568
Banks — 4.7%
Bank OZK (a)	53,630	1,920,490
BOK Financial Corp.	14,216	931,432
Cadence Bank	93,103	1,971,922
Comerica, Inc.	67,166	2,646,340
Commerce Bancshares, Inc.	57,864	2,537,915
Cullen/Frost Bankers, Inc.	32,688	2,974,281
First Citizens BancShares, Inc., Class A	6,077	8,390,757
First Financial Bankshares, Inc. (a)	65,483	1,574,866
First Horizon Corp.	284,838	3,062,009
FNB Corp.	182,937	1,955,597
Glacier Bancorp, Inc. (a)	56,525	1,706,490
Hancock Whitney Corp.	43,902	1,511,546
Home BancShares, Inc. (a)	96,061	1,964,447
New York Community Bancorp, Inc.	368,335	3,491,816
Old National Bancorp	149,150	2,043,355
Pinnacle Financial Partners, Inc.	39,126	2,439,897
Popular, Inc. (Puerto Rico)	36,764	2,391,131
Prosperity Bancshares, Inc.	47,779	2,605,867
INVESTMENTS	SHARES	VALUE($)

Banks — continued
SouthState Corp.	38,760	2,562,036
Synovus Financial Corp.	74,532	1,943,049
UMB Financial Corp.	22,263	1,396,335
United Bankshares, Inc.	68,776	1,955,989
Valley National Bancorp	217,386	1,691,263
Webster Financial Corp.	88,328	3,353,814
Western Alliance Bancorp	55,821	2,294,243
Wintrust Financial Corp.	31,199	2,330,253
Zions Bancorp NA	75,530	2,330,101
		65,977,241
Beverages — 0.5%
Boston Beer Co., Inc. (The), Class A *	4,817	1,608,637
Celsius Holdings, Inc. *	25,069	3,812,744
Coca-Cola Consolidated, Inc.	2,389	1,520,384
National Beverage Corp. *	11,900	551,922
		7,493,687
Biotechnology — 3.3%
ACADIA Pharmaceuticals, Inc. *	60,913	1,374,806
Alkermes plc *	84,925	2,054,336
Amicus Therapeutics, Inc. *	130,288	1,429,259
Apellis Pharmaceuticals, Inc. * (a)	51,626	2,512,121
Arrowhead Pharmaceuticals, Inc. *	54,661	1,344,114
Blueprint Medicines Corp. *	30,933	1,820,716
Cerevel Therapeutics Holdings, Inc. * (a)	40,417	955,862
CRISPR Therapeutics AG (Switzerland) * (a)	40,490	1,576,276
Cytokinetics, Inc. * (a)	48,923	1,705,456
Denali Therapeutics, Inc. *	63,045	1,187,137
Exelixis, Inc. *	162,317	3,342,107
Halozyme Therapeutics, Inc. *	67,236	2,277,283
Intellia Therapeutics, Inc. *	45,126	1,130,406
Ionis Pharmaceuticals, Inc. * (a)	73,077	3,235,119
Karuna Therapeutics, Inc. * (a)	18,246	3,039,966
Madrigal Pharmaceuticals, Inc. * (a)	7,843	1,030,413
Natera, Inc. *	54,920	2,167,692
PTC Therapeutics, Inc. *	38,402	720,038
Roivant Sciences Ltd. *	164,532	1,421,557
Sarepta Therapeutics, Inc. *	47,564	3,201,533
TG Therapeutics, Inc. * (a)	72,356	559,312
Ultragenyx Pharmaceutical, Inc. *	36,454	1,290,472
United Therapeutics Corp. *	23,925	5,331,926
Vaxcyte, Inc. * (a)	43,549	2,094,707
Vir Biotechnology, Inc. *	43,802	347,350
		47,149,964
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Broadline Retail — 0.3%
Dillard's, Inc., Class A	1,775	551,049
Macy's, Inc.	138,918	1,692,021
Ollie's Bargain Outlet Holdings, Inc. *	31,521	2,434,682
		4,677,752
Building Products — 2.7%
A O Smith Corp.	63,525	4,431,504
AAON, Inc.	34,518	1,880,541
Advanced Drainage Systems, Inc.	35,291	3,770,137
Armstrong World Industries, Inc.	22,812	1,731,203
AZEK Co., Inc. (The) *	76,158	1,995,339
Builders FirstSource, Inc. *	63,742	6,917,282
Carlisle Cos., Inc.	25,450	6,466,590
Simpson Manufacturing Co., Inc.	21,743	2,895,733
Trex Co., Inc. *	55,327	3,109,931
UFP Industries, Inc.	31,553	3,002,899
Zurn Elkay Water Solutions Corp.	72,306	1,913,217
		38,114,376
Capital Markets — 3.1%
Affiliated Managers Group, Inc.	17,851	2,191,389
Ares Management Corp.	84,147	8,296,053
Blue Owl Capital, Inc. (a)	206,243	2,542,976
Cohen & Steers, Inc.	13,011	679,695
Evercore, Inc., Class A	17,759	2,311,867
Federated Hermes, Inc.	44,989	1,426,151
Freedom Holding Corp. (Kazakhstan) * (a)	8,527	699,555
Houlihan Lokey, Inc.	26,222	2,635,835
Interactive Brokers Group, Inc., Class A	54,516	4,365,096
Janus Henderson Group plc	67,568	1,558,794
Jefferies Financial Group, Inc.	90,093	2,899,193
Morningstar, Inc.	13,277	3,362,267
Robinhood Markets, Inc., Class A *	279,863	2,557,948
Stifel Financial Corp.	53,253	3,035,421
Tradeweb Markets, Inc., Class A	58,431	5,259,374
		43,821,614
Chemicals — 2.3%
Ashland, Inc.	26,130	2,002,342
Avient Corp.	46,422	1,467,864
Axalta Coating Systems Ltd. *	113,026	2,964,672
Balchem Corp.	16,449	1,912,032
Cabot Corp.	28,524	1,896,275
Chemours Co. (The)	75,497	1,820,233
Element Solutions, Inc.	113,254	2,064,620
HB Fuller Co.	27,445	1,815,487
INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
Huntsman Corp.	84,346	1,967,792
Livent Corp. * (a)	91,617	1,336,692
NewMarket Corp.	3,504	1,689,454
Olin Corp.	64,163	2,741,043
Quaker Chemical Corp. (a)	7,069	1,015,957
RPM International, Inc.	65,805	6,006,022
Scotts Miracle-Gro Co. (The) (a)	21,200	942,128
Sensient Technologies Corp.	21,537	1,215,117
		32,857,730
Commercial Services & Supplies — 1.1%
Casella Waste Systems, Inc., Class A *	29,028	2,190,163
Clean Harbors, Inc. *	25,665	3,943,941
Driven Brands Holdings, Inc. *	31,613	359,756
MSA Safety, Inc.	18,846	2,975,406
Stericycle, Inc. *	47,159	1,944,837
Tetra Tech, Inc.	27,142	4,095,999
		15,510,102
Communications Equipment — 0.4%
Calix, Inc. *	30,099	996,879
Ciena Corp. *	76,225	3,216,695
Lumentum Holdings, Inc. * (a)	35,024	1,373,291
		5,586,865
Construction & Engineering — 2.2%
AECOM	70,730	5,414,382
API Group Corp. *	104,565	2,705,097
Arcosa, Inc.	24,851	1,716,459
Comfort Systems USA, Inc.	18,239	3,316,762
EMCOR Group, Inc.	24,023	4,964,353
Fluor Corp. *	73,097	2,433,399
MasTec, Inc. *	30,826	1,832,297
MDU Resources Group, Inc.	103,801	1,931,737
Valmont Industries, Inc.	10,696	2,106,149
WillScot Mobile Mini Holdings Corp. *	100,574	3,963,621
		30,384,256
Construction Materials — 0.3%
Eagle Materials, Inc. (a)	18,075	2,781,923
Summit Materials, Inc., Class A *	60,625	1,994,563
		4,776,486
Consumer Finance — 0.8%
Credit Acceptance Corp. * (a)	3,264	1,313,532
FirstCash Holdings, Inc.	18,869	2,055,211
OneMain Holdings, Inc.	61,386	2,205,599
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	117

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Consumer Finance — continued
SLM Corp.	115,266	1,498,458
SoFi Technologies, Inc. * (a)	484,358	3,656,903
		10,729,703
Consumer Staples Distribution & Retail — 1.5%
BJ's Wholesale Club Holdings, Inc. *	68,500	4,666,220
Casey's General Stores, Inc.	19,064	5,183,692
Performance Food Group Co. *	79,604	4,597,927
Sprouts Farmers Market, Inc. * (a)	51,991	2,184,662
US Foods Holding Corp. *	115,786	4,508,707
		21,141,208
Containers & Packaging — 1.4%
AptarGroup, Inc.	33,461	4,091,276
Berry Global Group, Inc.	60,222	3,312,210
Graphic Packaging Holding Co.	156,628	3,369,068
Greif, Inc., Class A	12,975	823,912
Greif, Inc., Class B	2,600	166,556
O-I Glass, Inc. *	79,040	1,221,168
Sealed Air Corp.	73,592	2,265,898
Silgan Holdings, Inc.	42,580	1,705,755
Sonoco Products Co.	49,949	2,587,858
		19,543,701
Diversified Consumer Services — 1.0%
ADT, Inc.	114,842	650,006
Bright Horizons Family Solutions, Inc. * (a)	29,472	2,182,696
Duolingo, Inc. *	18,047	2,635,764
Grand Canyon Education, Inc. *	15,199	1,798,498
H&R Block, Inc.	77,616	3,186,137
Service Corp. International	76,922	4,186,095
		14,639,196
Diversified REITs — 0.1%
Essential Properties Realty Trust, Inc. (a)	79,538	1,745,859
Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	22,185	1,441,581
Frontier Communications Parent, Inc. * (a)	112,774	2,020,910
Iridium Communications, Inc.	63,749	2,361,901
		5,824,392
Electric Utilities — 1.0%
ALLETE, Inc.	29,271	1,567,169
Hawaiian Electric Industries, Inc. (a)	55,874	725,245
IDACORP, Inc.	25,789	2,442,476
OGE Energy Corp.	102,098	3,491,752
Otter Tail Corp. (a)	21,275	1,636,898
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
PNM Resources, Inc. (a)	43,760	1,849,298
Portland General Electric Co.	51,549	2,062,991
		13,775,829
Electrical Equipment — 2.4%
Acuity Brands, Inc.	15,903	2,575,809
Array Technologies, Inc. * (a)	72,398	1,254,657
Atkore, Inc. *	19,260	2,393,633
Bloom Energy Corp., Class A * (a)	106,761	1,110,314
ChargePoint Holdings, Inc. * (a)	151,300	384,302
EnerSys	20,912	1,789,649
Generac Holdings, Inc. *	31,737	2,668,130
nVent Electric plc	84,507	4,067,322
Plug Power, Inc. * (a)	276,202	1,626,830
Regal Rexnord Corp.	33,789	4,000,955
Sensata Technologies Holding plc	77,720	2,477,714
Shoals Technologies Group, Inc., Class A *	86,643	1,330,836
Sunrun, Inc. * (a)	110,718	1,068,429
Vertiv Holdings Co.	178,469	7,008,478
		33,757,058
Electronic Equipment, Instruments & Components — 2.8%
Advanced Energy Industries, Inc.	19,191	1,674,607
Arrow Electronics, Inc. *	28,390	3,219,710
Avnet, Inc.	46,576	2,157,866
Badger Meter, Inc.	14,955	2,072,015
Belden, Inc.	21,560	1,528,604
Coherent Corp. *	66,330	1,963,368
Fabrinet (Thailand) *	18,495	2,866,725
Insight Enterprises, Inc. *	15,402	2,207,107
IPG Photonics Corp. *	15,209	1,306,453
Jabil, Inc. (a)	66,731	8,194,567
Littelfuse, Inc.	12,692	2,749,976
Novanta, Inc. * (a)	18,258	2,411,151
Rogers Corp. *	8,552	1,050,955
Sanmina Corp. *	29,188	1,484,794
TD SYNNEX Corp.	24,390	2,236,075
Vontier Corp.	78,883	2,331,781
		39,455,754
Energy Equipment & Services — 1.2%
ChampionX Corp.	100,223	3,086,868
Helmerich & Payne, Inc.	50,701	2,006,239
NOV, Inc.	200,744	4,006,850
Transocean Ltd. * (a)	343,943	2,276,903
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Energy Equipment & Services — continued
Valaris Ltd. *	32,448	2,142,866
Weatherford International plc *	36,739	3,420,033
		16,939,759
Entertainment — 0.9%
Endeavor Group Holdings, Inc., Class A	96,026	2,185,552
Madison Square Garden Sports Corp. *	8,502	1,429,526
Playtika Holding Corp. *	35,515	298,326
Roku, Inc. * (a)	63,244	3,767,445
TKO Group Holdings, Inc. (a)	26,726	2,190,997
Warner Music Group Corp., Class A (a)	70,543	2,207,996
		12,079,842
Financial Services — 1.8%
Enact Holdings, Inc.	15,480	426,629
Essent Group Ltd.	54,524	2,575,714
Euronet Worldwide, Inc. *	24,043	1,847,464
Flywire Corp. *	53,658	1,442,864
Jackson Financial, Inc., Class A	37,177	1,364,768
MGIC Investment Corp.	143,937	2,423,899
Mr. Cooper Group, Inc. *	34,087	1,926,938
PennyMac Financial Services, Inc.	14,728	989,721
Radian Group, Inc.	80,264	2,033,890
Shift4 Payments, Inc., Class A * (a)	28,781	1,281,330
TFS Financial Corp.	25,713	304,956
Toast, Inc., Class A * (a)	184,334	2,947,501
Western Union Co. (The)	190,946	2,155,780
WEX, Inc. *	21,879	3,642,416
		25,363,870
Food Products — 1.5%
Darling Ingredients, Inc. *	81,305	3,600,998
Flowers Foods, Inc.	98,031	2,149,820
Freshpet, Inc. * (a)	24,576	1,410,662
Hostess Brands, Inc. *	67,730	2,262,182
Ingredion, Inc.	33,705	3,154,114
J & J Snack Foods Corp.	7,872	1,232,834
Lancaster Colony Corp.	10,381	1,756,154
Pilgrim's Pride Corp. *	20,530	523,515
Post Holdings, Inc. *	25,884	2,077,968
Seaboard Corp.	107	375,244
Simply Good Foods Co. (The) * (a)	46,183	1,722,164
TreeHouse Foods, Inc. *	26,161	1,090,652
		21,356,307
INVESTMENTS	SHARES	VALUE($)

Gas Utilities — 0.8%
National Fuel Gas Co.	46,817	2,385,326
New Jersey Resources Corp.	49,720	2,017,638
ONE Gas, Inc.	28,249	1,706,240
Southwest Gas Holdings, Inc.	30,593	1,793,056
Spire, Inc.	26,829	1,492,497
UGI Corp.	106,788	2,221,190
		11,615,947
Ground Transportation — 1.8%
Avis Budget Group, Inc. *	10,085	1,641,838
Hertz Global Holdings, Inc. * (a)	68,244	575,297
Knight-Swift Transportation Holdings, Inc.	82,218	4,019,638
Landstar System, Inc.	18,325	3,019,593
Lyft, Inc., Class A * (a)	173,282	1,588,996
Ryder System, Inc.	23,204	2,263,318
Saia, Inc. *	13,528	4,849,653
U-Haul Holding Co. * (a)	4,893	240,344
U-Haul Holding Co.	50,370	2,377,968
XPO, Inc. *	59,111	4,481,205
		25,057,850
Health Care Equipment & Supplies — 2.5%
CONMED Corp.	15,683	1,528,465
Enovis Corp. *	25,310	1,161,729
Envista Holdings Corp. *	83,522	1,943,557
Globus Medical, Inc., Class A *	59,829	2,734,784
Haemonetics Corp. *	25,836	2,202,002
ICU Medical, Inc. *	10,337	1,013,646
Inari Medical, Inc. *	26,034	1,580,524
Inspire Medical Systems, Inc. *	14,964	2,202,102
Integra LifeSciences Holdings Corp. *	36,092	1,297,868
iRhythm Technologies, Inc. *	15,604	1,225,226
Lantheus Holdings, Inc. *	34,893	2,254,088
Masimo Corp. * (a)	22,603	1,833,781
Merit Medical Systems, Inc. *	29,386	2,019,994
Neogen Corp. *	100,321	1,493,780
Novocure Ltd. *	49,457	657,778
Penumbra, Inc. *	19,610	3,748,452
QuidelOrtho Corp. *	25,210	1,539,827
Shockwave Medical, Inc. * (a)	18,716	3,860,362
STAAR Surgical Co. *	24,723	1,033,916
		35,331,881
Health Care Providers & Services — 2.2%
Acadia Healthcare Co., Inc. *	46,989	3,454,161
AMN Healthcare Services, Inc. *	19,354	1,468,195
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	119

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
Chemed Corp.	7,699	4,331,842
CorVel Corp. *	4,631	898,136
Encompass Health Corp.	51,092	3,196,316
Ensign Group, Inc. (The)	28,652	2,767,783
HealthEquity, Inc. *	43,584	3,124,101
LifeStance Health Group, Inc. * (a)	46,247	269,620
Option Care Health, Inc. *	91,695	2,542,702
Premier, Inc., Class A	60,697	1,166,596
Privia Health Group, Inc. * (a)	52,040	1,093,881
Progyny, Inc. *	42,310	1,305,687
R1 RCM, Inc. *	100,383	1,183,516
Select Medical Holdings Corp.	53,160	1,208,327
Surgery Partners, Inc. *	33,530	775,549
Tenet Healthcare Corp. *	51,762	2,779,619
		31,566,031
Health Care REITs — 0.5%
Medical Properties Trust, Inc. (a)	305,061	1,458,192
Omega Healthcare Investors, Inc. (a)	124,844	4,132,336
Physicians Realty Trust	121,576	1,320,315
		6,910,843
Health Care Technology — 0.3%
Certara, Inc. *	54,591	665,464
Doximity, Inc., Class A * (a)	63,974	1,306,989
Evolent Health, Inc., Class A *	56,929	1,390,775
Teladoc Health, Inc. * (a)	84,107	1,391,130
		4,754,358
Hotel & Resort REITs — 0.3%
Apple Hospitality REIT, Inc. (a)	108,468	1,700,778
Ryman Hospitality Properties, Inc.	30,430	2,604,808
		4,305,586
Hotels, Restaurants & Leisure — 3.0%
Boyd Gaming Corp.	36,183	1,999,111
Choice Hotels International, Inc. (a)	12,837	1,418,489
Churchill Downs, Inc.	34,747	3,816,610
DraftKings, Inc., Class A *	236,533	6,533,041
Hilton Grand Vacations, Inc. *	37,009	1,330,474
Hyatt Hotels Corp., Class A (a)	23,394	2,396,481
Life Time Group Holdings, Inc. *	30,004	354,647
Light & Wonder, Inc. *	46,440	3,395,228
Marriott Vacations Worldwide Corp. (a)	17,301	1,554,668
Norwegian Cruise Line Holdings Ltd. * (a)	216,868	2,949,405
Penn Entertainment, Inc. *	77,010	1,519,407
INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued
Planet Fitness, Inc., Class A *	43,104	2,382,358
SeaWorld Entertainment, Inc. *	18,265	786,856
Texas Roadhouse, Inc.	34,038	3,456,219
Travel + Leisure Co.	37,674	1,282,046
Wendy's Co. (The)	86,440	1,644,089
Wingstop, Inc.	15,276	2,791,995
Wyndham Hotels & Resorts, Inc.	42,956	3,110,014
		42,721,138
Household Durables — 1.9%
Installed Building Products, Inc.	12,018	1,342,050
KB Home	39,626	1,751,469
Leggett & Platt, Inc.	67,892	1,590,710
MDC Holdings, Inc.	30,396	1,153,528
Meritage Homes Corp.	18,723	2,134,796
Mohawk Industries, Inc. *	26,952	2,166,402
Newell Brands, Inc.	194,268	1,305,481
Skyline Champion Corp. *	27,087	1,588,111
Taylor Morrison Home Corp. *	55,794	2,138,026
Tempur Sealy International, Inc.	87,758	3,504,177
Toll Brothers, Inc.	55,742	3,941,517
TopBuild Corp. *	16,177	3,700,650
		26,316,917
Household Products — 0.1%
Reynolds Consumer Products, Inc.	27,838	707,920
Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc.	17,640	359,327
Clearway Energy, Inc., Class C	42,010	912,037
Ormat Technologies, Inc. (a)	27,329	1,681,827
		2,953,191
Industrial REITs — 1.4%
Americold Realty Trust, Inc.	129,523	3,396,093
EastGroup Properties, Inc.	23,142	3,777,931
First Industrial Realty Trust, Inc.	67,435	2,852,501
Rexford Industrial Realty, Inc.	105,238	4,550,491
STAG Industrial, Inc.	91,592	3,042,686
Terreno Realty Corp.	42,788	2,279,745
		19,899,447
Insurance — 3.9%
American Equity Investment Life Holding Co.	31,549	1,670,835
Assurant, Inc. (a)	27,033	4,025,214
Assured Guaranty Ltd.	28,381	1,770,974
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
Axis Capital Holdings Ltd.	39,549	2,258,248
Brighthouse Financial, Inc. *	33,395	1,512,794
Enstar Group Ltd. *	6,764	1,602,865
Erie Indemnity Co., Class A	12,717	3,512,308
First American Financial Corp.	52,553	2,703,326
Hanover Insurance Group, Inc. (The)	18,231	2,136,856
Kemper Corp.	30,713	1,224,834
Kinsale Capital Group, Inc.	11,214	3,744,467
Lincoln National Corp. (a)	86,496	1,883,018
Old Republic International Corp.	134,936	3,694,548
Primerica, Inc.	18,238	3,486,376
RenaissanceRe Holdings Ltd. (Bermuda)	26,101	5,731,519
RLI Corp.	20,467	2,727,023
Ryan Specialty Holdings, Inc. * (a)	51,052	2,205,446
Selective Insurance Group, Inc.	30,885	3,215,437
Unum Group	93,756	4,584,668
White Mountains Insurance Group Ltd.	1,300	1,859,975
		55,550,731
Interactive Media & Services — 0.2%
IAC, Inc. *	35,522	1,511,461
Ziff Davis, Inc. *	23,706	1,433,265
		2,944,726
IT Services — 0.3%
DigitalOcean Holdings, Inc. * (a)	26,740	547,100
DXC Technology Co. *	104,585	2,109,480
Kyndryl Holdings, Inc. *	116,706	1,707,409
		4,363,989
Leisure Products — 0.8%
Acushnet Holdings Corp. (a)	15,620	795,995
Brunswick Corp.	35,612	2,473,966
Mattel, Inc. *	180,550	3,444,894
Polaris, Inc. (a)	27,162	2,347,340
Topgolf Callaway Brands Corp. * (a)	72,839	890,093
YETI Holdings, Inc. *	44,235	1,880,872
		11,833,160
Life Sciences Tools & Services — 0.9%
10X Genomics, Inc., Class A *	52,687	1,858,797
Azenta, Inc. * (a)	30,648	1,392,952
Bruker Corp. (a)	50,160	2,859,120
Medpace Holdings, Inc. *	11,846	2,874,669
INVESTMENTS	SHARES	VALUE($)

Life Sciences Tools & Services — continued
Repligen Corp. * (a)	26,427	3,556,017
Sotera Health Co. * (a)	50,415	638,254
		13,179,809
Machinery — 4.9%
AGCO Corp.	31,692	3,633,805
Allison Transmission Holdings, Inc.	45,633	2,300,816
Chart Industries, Inc. * (a)	21,403	2,487,671
Crane Co.	24,881	2,421,668
Donaldson Co., Inc.	61,823	3,564,714
Esab Corp.	28,867	1,827,281
Federal Signal Corp.	31,092	1,804,580
Flowserve Corp.	66,889	2,456,164
Franklin Electric Co., Inc.	20,265	1,757,381
Gates Industrial Corp. plc *	67,333	735,276
Graco, Inc.	86,146	6,404,955
Hillenbrand, Inc.	35,652	1,355,846
ITT, Inc.	41,871	3,908,658
John Bean Technologies Corp.	16,217	1,686,892
Lincoln Electric Holdings, Inc.	29,278	5,117,794
Middleby Corp. (The) *	27,315	3,083,044
Mueller Industries, Inc. (a)	57,891	2,183,070
Nordson Corp.	27,614	5,870,460
Oshkosh Corp.	33,298	2,921,233
RBC Bearings, Inc. *	14,827	3,259,568
Terex Corp.	34,355	1,573,459
Timken Co. (The)	33,325	2,303,424
Toro Co. (The)	52,952	4,280,640
Watts Water Technologies, Inc., Class A	13,940	2,411,759
		69,350,158
Marine Transportation — 0.2%
Kirby Corp. *	30,330	2,265,651
Media — 0.6%
Cable One, Inc.	2,325	1,278,448
New York Times Co. (The), Class A	83,393	3,361,572
Nexstar Media Group, Inc. (a)	16,979	2,378,418
TEGNA, Inc.	102,735	1,490,685
		8,509,123
Metals & Mining — 2.1%
Alcoa Corp.	90,965	2,332,343
ATI, Inc. *	65,541	2,475,484
Cleveland-Cliffs, Inc. *	259,339	4,351,708
Commercial Metals Co.	59,546	2,518,200
Hecla Mining Co.	292,706	1,191,313
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	121

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Metals & Mining — continued
MP Materials Corp. * (a)	73,353	1,202,989
Reliance Steel & Aluminum Co.	29,834	7,589,173
Royal Gold, Inc.	33,486	3,493,594
United States Steel Corp. (a)	113,677	3,852,514
Worthington Industries, Inc.	15,512	955,850
		29,963,168
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
AGNC Investment Corp. (a)	308,977	2,280,250
Blackstone Mortgage Trust, Inc., Class A (a)	87,833	1,752,268
Rithm Capital Corp.	246,381	2,298,735
Starwood Property Trust, Inc. (a)	151,473	2,688,646
		9,019,899
Multi-Utilities — 0.3%
Avista Corp.	39,013	1,236,322
Black Hills Corp.	34,214	1,654,247
Northwestern Energy Group, Inc.	30,593	1,468,770
		4,359,339
Office REITs — 0.2%
Cousins Properties, Inc.	77,368	1,382,566
Kilroy Realty Corp.	54,351	1,553,352
		2,935,918
Oil, Gas & Consumable Fuels — 4.4%
Antero Midstream Corp.	173,622	2,142,495
Antero Resources Corp. * (a)	143,956	4,238,065
California Resources Corp.	33,029	1,736,995
Chesapeake Energy Corp. (a)	57,353	4,936,946
Chord Energy Corp.	21,188	3,502,800
Civitas Resources, Inc.	43,511	3,282,035
Comstock Resources, Inc. (a)	46,856	590,386
Denbury, Inc. *	25,965	2,308,029
DT Midstream, Inc.	49,399	2,666,064
HF Sinclair Corp.	74,146	4,106,205
Magnolia Oil & Gas Corp., Class A (a)	95,782	2,150,306
Matador Resources Co.	56,492	3,484,991
Murphy Oil Corp.	75,628	3,393,428
New Fortress Energy, Inc. (a)	33,443	1,013,323
Ovintiv, Inc.	129,350	6,208,800
PBF Energy, Inc., Class A	56,062	2,664,627
Peabody Energy Corp.	56,854	1,341,186
Permian Resources Corp. (a)	141,555	2,062,456
Range Resources Corp. (a)	123,059	4,410,435
INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued
SM Energy Co.	60,497	2,439,239
Southwestern Energy Co. *	561,520	4,003,638
		62,682,449
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	32,713	1,677,523
Passenger Airlines — 0.4%
Alaska Air Group, Inc. *	64,842	2,050,952
American Airlines Group, Inc. * (a)	333,073	3,713,764
		5,764,716
Personal Care Products — 0.6%
BellRing Brands, Inc. *	67,006	2,930,173
Coty, Inc., Class A * (a)	182,586	1,710,831
elf Beauty, Inc. *	27,767	2,572,057
Inter Parfums, Inc.	9,103	1,157,082
		8,370,143
Pharmaceuticals — 0.8%
Axsome Therapeutics, Inc. * (a)	19,736	1,229,158
Elanco Animal Health, Inc. * (a)	251,151	2,212,640
Intra-Cellular Therapies, Inc. *	45,551	2,266,618
Organon & Co.	130,303	1,927,181
Perrigo Co. plc	69,037	1,908,183
Prestige Consumer Healthcare, Inc. *	25,266	1,499,790
		11,043,570
Professional Services — 2.9%
Alight, Inc., Class A * (a)	184,163	1,222,842
ASGN, Inc. *	24,675	2,059,376
CACI International, Inc., Class A *	11,638	3,779,557
Clarivate plc * (a)	224,069	1,429,560
Concentrix Corp.	22,039	1,679,592
Dun & Bradstreet Holdings, Inc.	118,675	1,039,593
ExlService Holdings, Inc. *	84,481	2,205,799
Exponent, Inc.	25,939	1,901,069
FTI Consulting, Inc. *	17,356	3,683,985
Genpact Ltd.	85,049	2,852,543
Insperity, Inc.	18,465	1,954,336
KBR, Inc.	68,766	3,998,743
ManpowerGroup, Inc.	25,286	1,769,261
Maximus, Inc.	30,991	2,315,648
Paycor HCM, Inc. * (a)	32,411	699,429
Robert Half, Inc.	54,607	4,082,965
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Professional Services — continued
Science Applications International Corp.	27,354	2,988,151
TriNet Group, Inc. *	15,908	1,634,547
		41,296,996
Real Estate Management & Development — 0.3%
Howard Hughes Holdings, Inc. *	16,608	1,101,608
Jones Lang LaSalle, Inc. *	24,289	3,107,049
		4,208,657
Residential REITs — 0.6%
American Homes 4 Rent, Class A	162,133	5,308,235
Apartment Income REIT Corp.	76,092	2,222,647
Independence Realty Trust, Inc.	114,419	1,417,651
		8,948,533
Retail REITs — 1.2%
Agree Realty Corp.	49,092	2,746,206
Brixmor Property Group, Inc.	153,226	3,185,569
Kite Realty Group Trust (a)	111,820	2,384,002
NNN REIT, Inc.	93,001	3,378,726
Phillips Edison & Co., Inc. (a)	59,845	2,113,127
Spirit Realty Capital, Inc.	72,033	2,592,468
		16,400,098
Semiconductors & Semiconductor Equipment — 2.3%
Allegro MicroSystems, Inc. (Japan) *	36,303	942,426
Amkor Technology, Inc.	52,612	1,097,486
Axcelis Technologies, Inc. *	16,730	2,133,075
Cirrus Logic, Inc. *	27,890	1,866,678
Diodes, Inc. *	23,312	1,517,145
Lattice Semiconductor Corp. * (a)	70,260	3,907,158
MACOM Technology Solutions Holdings, Inc. *	27,521	1,941,331
MKS Instruments, Inc.	32,033	2,103,287
Onto Innovation, Inc. *	24,999	2,809,138
Power Integrations, Inc.	29,269	2,029,220
Rambus, Inc. *	55,640	3,022,921
Silicon Laboratories, Inc. *	16,229	1,495,989
Synaptics, Inc. *	20,138	1,684,745
Universal Display Corp.	22,210	3,091,188
Wolfspeed, Inc. * (a)	63,468	2,147,757
		31,789,544
Software — 5.1%
Altair Engineering, Inc., Class A *	27,581	1,713,332
AppLovin Corp., Class A *	69,139	2,519,425
Blackbaud, Inc. *	21,980	1,437,492
INVESTMENTS	SHARES	VALUE($)

Software — continued
BlackLine, Inc. *	25,788	1,266,191
Box, Inc., Class A *	73,857	1,836,085
CCC Intelligent Solutions Holdings, Inc. *	103,141	1,110,829
Confluent, Inc., Class A *	108,046	3,123,610
Dolby Laboratories, Inc., Class A	30,356	2,457,015
DoubleVerify Holdings, Inc. *	63,992	1,780,897
Dropbox, Inc., Class A *	131,461	3,457,424
Elastic NV *	40,708	3,054,728
Envestnet, Inc. *	25,308	936,396
Five9, Inc. *	36,805	2,129,905
Guidewire Software, Inc. *	41,515	3,741,747
Informatica, Inc., Class A *	19,899	381,663
Instructure Holdings, Inc. *	9,543	235,044
Manhattan Associates, Inc. *	31,421	6,126,467
MicroStrategy, Inc., Class A * (a)	6,189	2,620,361
NCR Voyix Corp. *	68,251	1,043,558
New Relic, Inc. *	27,610	2,392,959
Nutanix, Inc., Class A *	120,192	4,349,748
Pegasystems, Inc.	21,638	924,808
PowerSchool Holdings, Inc., Class A * (a)	29,193	581,525
Procore Technologies, Inc. *	44,985	2,748,134
Qualys, Inc. * (a)	18,697	2,859,706
SentinelOne, Inc., Class A *	121,597	1,900,561
Smartsheet, Inc., Class A *	68,130	2,693,860
SPS Commerce, Inc. *	18,668	2,993,227
Tenable Holdings, Inc. *	58,952	2,482,469
Teradata Corp. *	50,931	2,175,772
UiPath, Inc., Class A * (a)	204,982	3,183,370
Workiva, Inc. *	24,117	2,100,349
		72,358,657
Specialized REITs — 1.4%
CubeSmart	114,610	3,907,055
EPR Properties	38,392	1,639,338
Gaming and Leisure Properties, Inc.	133,889	6,077,222
Lamar Advertising Co., Class A (a)	44,626	3,671,381
National Storage Affiliates Trust	42,304	1,206,510
PotlatchDeltic Corp. (a)	40,733	1,745,409
Rayonier, Inc.	69,528	1,754,887
		20,001,802
Specialty Retail — 3.1%
Academy Sports & Outdoors, Inc.	38,979	1,747,818
Asbury Automotive Group, Inc. *	10,483	2,006,132
AutoNation, Inc. *	13,690	1,780,795
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	123

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — continued
Chewy, Inc., Class A * (a)	59,243	1,145,167
Dick's Sporting Goods, Inc.	31,940	3,415,983
Five Below, Inc. * (a)	28,391	4,939,466
Floor & Decor Holdings, Inc., Class A * (a)	54,259	4,470,942
Foot Locker, Inc. (a)	41,646	874,150
GameStop Corp., Class A * (a)	136,730	1,882,772
Gap, Inc. (The) (a)	108,841	1,393,165
Group 1 Automotive, Inc.	7,163	1,807,440
Lithia Motors, Inc., Class A	14,064	3,406,441
Murphy USA, Inc.	9,934	3,602,962
Penske Automotive Group, Inc. (a)	9,931	1,420,928
RH *	7,881	1,717,743
Signet Jewelers Ltd.	23,147	1,616,355
Valvoline, Inc.	70,699	2,097,639
Williams-Sonoma, Inc.	32,736	4,918,257
		44,244,155
Technology Hardware, Storage & Peripherals — 0.8%
Pure Storage, Inc., Class A *	147,371	4,982,614
Super Micro Computer, Inc. * (a)	23,271	5,572,706
		10,555,320
Textiles, Apparel & Luxury Goods — 1.7%
Capri Holdings Ltd. *	59,160	3,027,809
Columbia Sportswear Co.	17,808	1,314,230
Crocs, Inc. *	31,409	2,805,452
Deckers Outdoor Corp. *	13,333	7,960,601
PVH Corp.	31,968	2,376,821
Ralph Lauren Corp.	20,595	2,317,555
Skechers U.S.A., Inc., Class A *	68,500	3,303,070
Under Armour, Inc., Class A *	96,209	659,032
Under Armour, Inc., Class C *	101,942	655,487
		24,420,057
Trading Companies & Distributors — 1.5%
Air Lease Corp.	52,636	1,822,785
Applied Industrial Technologies, Inc.	19,715	3,026,450
Beacon Roofing Supply, Inc. *	27,022	1,923,156
Core & Main, Inc., Class A * (a)	53,607	1,612,499
GATX Corp.	18,059	1,888,610
Herc Holdings, Inc.	14,418	1,539,698
MSC Industrial Direct Co., Inc., Class A	24,151	2,288,307
Rush Enterprises, Inc., Class A	31,889	1,134,611
Rush Enterprises, Inc., Class B	4,645	187,844
INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — continued
SiteOne Landscape Supply, Inc. *	22,976	3,165,403
WESCO International, Inc.	22,522	2,887,320
		21,476,683
Water Utilities — 0.5%
American States Water Co.	18,863	1,472,257
California Water Service Group	29,419	1,432,117
Essential Utilities, Inc.	124,065	4,151,215
		7,055,589
Total Common Stocks (Cost $1,510,077,695)		1,396,416,946
Short-Term Investments — 12.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c) (Cost $14,241,062)	14,241,062	14,241,062
Investment of Cash Collateral from Securities Loaned — 11.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (b) (c)	139,444,167	139,472,056
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	15,819,380	15,819,380
Total Investment of Cash Collateral from Securities Loaned (Cost $155,293,935)		155,291,436
Total Short-Term Investments (Cost $169,534,997)		169,532,498
Total Investments — 110.7% (Cost $1,679,612,692)		1,565,949,444
Liabilities in Excess of Other Assets — (10.7)%		(151,786,953)
NET ASSETS — 100.0%		1,414,162,491

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $154,016,364.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P MidCap 400 E-Mini Index	69	12/15/2023	USD	16,383,360	(1,131,962)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	125

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%
Aerospace & Defense — 1.5%
AAR Corp. *	18,279	1,085,042
AeroVironment, Inc. *	14,423	1,653,741
AerSale Corp. * (a)	15,529	237,438
Cadre Holdings, Inc.	9,926	278,424
Kaman Corp.	15,523	288,883
Kratos Defense & Security Solutions, Inc. *	70,425	1,200,746
Mercury Systems, Inc. *	28,166	1,013,413
Moog, Inc., Class A	15,794	1,832,894
Rocket Lab USA, Inc. * (a)	143,331	606,290
Triumph Group, Inc. *	42,185	314,700
V2X, Inc. *	6,351	324,346
Virgin Galactic Holdings, Inc. * (a)	179,710	265,971
		9,101,888
Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc. *	30,354	594,028
Forward Air Corp.	14,133	910,307
Hub Group, Inc., Class A *	17,275	1,187,656
		2,691,991
Automobile Components — 1.5%
American Axle & Manufacturing Holdings, Inc. *	64,375	434,531
Dana, Inc.	70,652	811,085
Dorman Products, Inc. *	15,588	969,262
Gentherm, Inc. *	18,145	729,792
LCI Industries (a)	13,932	1,511,483
Luminar Technologies, Inc. * (a)	143,559	455,082
Mobileye Global, Inc., Class A (Israel) * (a)	41,947	1,496,249
Patrick Industries, Inc.	11,486	863,173
QuantumScape Corp. * (a)	187,134	976,839
Standard Motor Products, Inc.	10,272	358,801
XPEL, Inc. * (b)	11,696	541,525
		9,147,822
Automobiles — 0.2%
Fisker, Inc. * (a)	105,520	474,840
Winnebago Industries, Inc. (a)	16,617	962,955
		1,437,795
Banks — 10.0%
1st Source Corp.	9,374	427,642
Amalgamated Financial Corp.	9,763	178,077
Amerant Bancorp, Inc.	14,822	270,205
Ameris Bancorp	35,746	1,333,326
Associated Banc-Corp.	83,000	1,345,430
Atlantic Union Bankshares Corp. (a)	41,255	1,188,557
Axos Financial, Inc. *	28,850	1,039,466
Banc of California, Inc.	28,818	323,050
BancFirst Corp.	7,974	646,771
Bancorp, Inc. (The) *	29,853	1,064,259
Bank of Hawaii Corp. (a)	21,847	1,079,023
BankUnited, Inc.	40,927	892,618
Banner Corp.	18,885	797,136
Berkshire Hills Bancorp, Inc.	24,205	474,660
Brookline Bancorp, Inc.	48,769	396,980
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Capitol Federal Financial, Inc.	69,658	362,222
Cathay General Bancorp	39,894	1,352,806
City Holding Co. (a)	8,250	748,935
Columbia Financial, Inc. *	15,647	251,917
Community Bank System, Inc.	29,436	1,175,968
Community Trust Bancorp, Inc.	8,414	316,030
Customers Bancorp, Inc. *	15,492	622,933
CVB Financial Corp. (a)	72,803	1,137,183
Dime Community Bancshares, Inc.	19,218	353,419
Eagle Bancorp, Inc.	16,453	320,504
Eastern Bankshares, Inc.	86,334	950,537
Enterprise Financial Services Corp.	20,564	715,010
FB Financial Corp.	19,302	566,900
First Bancorp (a)	22,598	655,794
First BanCorp (Puerto Rico)	98,059	1,309,088
First Busey Corp. (a)	28,584	567,678
First Commonwealth Financial Corp.	56,316	685,929
First Financial Bancorp	52,322	967,957
First Hawaiian, Inc.	70,184	1,258,399
First Interstate BancSystem, Inc., Class A	45,625	1,052,569
First Merchants Corp.	32,848	897,079
Fulton Financial Corp.	90,217	1,171,919
German American Bancorp, Inc.	16,262	444,440
Heartland Financial USA, Inc.	21,343	584,798
Heritage Financial Corp.	19,274	313,588
Hilltop Holdings, Inc.	25,414	701,935
Hope Bancorp, Inc.	66,011	578,256
Independent Bank Corp.	24,273	1,184,522
Independent Bank Group, Inc.	19,753	698,269
International Bancshares Corp.	29,347	1,286,279
Kearny Financial Corp.	36,227	251,415
Lakeland Bancorp, Inc.	35,766	403,440
Lakeland Financial Corp.	13,991	689,057
Live Oak Bancshares, Inc.	18,058	520,973
National Bank Holdings Corp., Class A	20,744	646,798
NBT Bancorp, Inc.	25,971	869,249
Nicolet Bankshares, Inc.	7,053	513,599
Northfield Bancorp, Inc.	21,772	187,239
Northwest Bancshares, Inc. (a)	69,896	728,316
OceanFirst Financial Corp.	32,684	413,779
OFG Bancorp (Puerto Rico)	25,918	767,691
Origin Bancorp, Inc.	15,962	472,316
Pacific Premier Bancorp, Inc.	52,739	1,002,041
PacWest Bancorp (a)	65,196	461,588
Park National Corp. (a)	7,910	801,995
Pathward Financial, Inc.	14,429	653,489
Preferred Bank	7,191	428,368
Premier Financial Corp.	19,652	340,962
Provident Financial Services, Inc.	41,542	583,665
Renasant Corp.	30,873	752,992
Republic Bancorp, Inc., Class A	4,880	215,647
S&T Bancorp, Inc.	21,036	541,887
Sandy Spring Bancorp, Inc.	24,675	504,604
Seacoast Banking Corp. of Florida	46,800	945,828
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Banks — continued
ServisFirst Bancshares, Inc.	26,935	1,270,255
Simmons First National Corp., Class A	69,436	986,686
Southside Bancshares, Inc.	15,957	426,052
Stellar Bancorp, Inc.	25,799	560,870
Stock Yards Bancorp, Inc.	14,833	580,119
Texas Capital Bancshares, Inc. *	26,397	1,453,419
Tompkins Financial Corp. (a)	6,877	344,400
Towne Bank	37,851	906,153
TriCo Bancshares	18,292	591,746
Triumph Financial, Inc. *	11,910	741,398
Trustmark Corp.	33,582	675,334
United Community Banks, Inc.	65,362	1,443,847
Veritex Holdings, Inc.	29,842	513,879
WaFd, Inc.	35,595	878,485
WesBanco, Inc.	32,648	796,285
Westamerica BanCorp	14,656	692,349
WSFS Financial Corp.	33,575	1,188,555
		62,436,833
Beverages — 0.2%
Duckhorn Portfolio, Inc. (The) *	23,457	244,657
MGP Ingredients, Inc. (a)	8,596	813,697
Vita Coco Co., Inc. (The) * (a)	16,759	454,169
		1,512,523
Biotechnology — 6.0%
Agios Pharmaceuticals, Inc. *	30,659	644,146
Akero Therapeutics, Inc. *	30,585	364,573
Alector, Inc. *	34,123	177,440
Allogene Therapeutics, Inc. * (a)	62,689	176,783
AnaptysBio, Inc. * (a)	10,360	168,972
Arcellx, Inc. *	17,416	613,914
Arcus Biosciences, Inc. *	29,498	463,414
Arcutis Biotherapeutics, Inc. * (a)	28,147	63,331
Ardelyx, Inc. * (a)	119,818	473,281
Aurinia Pharmaceuticals, Inc. (Canada) * (a)	78,878	578,964
Avid Bioservices, Inc. *	34,496	212,150
Avidity Biosciences, Inc. *	35,050	180,507
Beam Therapeutics, Inc. * (a)	37,459	791,883
BioCryst Pharmaceuticals, Inc. * (a)	104,214	572,135
Biohaven Ltd. * (a)	35,233	934,027
Bridgebio Pharma, Inc. *	66,125	1,721,895
Catalyst Pharmaceuticals, Inc. *	55,101	683,803
Celldex Therapeutics, Inc. *	25,988	611,238
Cogent Biosciences, Inc. *	40,894	333,695
Coherus Biosciences, Inc. * (a)	49,721	166,565
Day One Biopharmaceuticals, Inc. *	30,618	362,211
Deciphera Pharmaceuticals, Inc. *	30,779	369,040
Dynavax Technologies Corp. * (a)	70,833	1,006,537
Editas Medicine, Inc. * (a)	44,898	299,919
Enanta Pharmaceuticals, Inc. *	10,890	98,228
EQRx, Inc. *	152,805	333,115
Fate Therapeutics, Inc. *	46,074	83,394
FibroGen, Inc. *	50,228	27,173
ImmunityBio, Inc. * (a)	79,284	248,952
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
ImmunoGen, Inc. *	124,595	1,851,482
Immunovant, Inc. *	26,595	878,965
Inhibrx, Inc. *	13,453	208,118
Insmed, Inc. *	79,092	1,982,045
Iovance Biotherapeutics, Inc. *	117,001	446,944
Ironwood Pharmaceuticals, Inc. *	75,510	677,325
Janux Therapeutics, Inc. * (a)	10,364	66,537
Keros Therapeutics, Inc. *	12,563	358,548
Krystal Biotech, Inc. *	13,171	1,539,295
Kura Oncology, Inc. *	40,757	344,397
Kymera Therapeutics, Inc. *	21,938	256,016
Lyell Immunopharma, Inc. * (a)	87,860	145,408
Mirati Therapeutics, Inc. *	34,410	1,910,787
Morphic Holding, Inc. *	21,615	431,219
Myriad Genetics, Inc. *	45,032	701,599
Novavax, Inc. * (a)	51,923	345,807
Nuvalent, Inc., Class A *	14,474	753,951
OmniAb Operations, Inc. ‡ *	2,112	—
Protagonist Therapeutics, Inc. *	31,644	460,104
Prothena Corp. plc (Ireland) * (a)	21,498	783,817
Recursion Pharmaceuticals, Inc., Class A * (a)	85,287	450,315
REGENXBIO, Inc. *	22,243	286,712
Relay Therapeutics, Inc. *	49,495	326,667
Replimune Group, Inc. *	28,547	415,930
REVOLUTION Medicines, Inc. *	54,037	1,069,933
Rhythm Pharmaceuticals, Inc. * (a)	26,604	614,818
Rocket Pharmaceuticals, Inc. *	37,609	680,723
Sage Therapeutics, Inc. *	28,656	536,727
Sana Biotechnology, Inc. * (a)	53,073	157,096
Seres Therapeutics, Inc. *	52,886	80,916
SpringWorks Therapeutics, Inc. *	29,251	669,848
Syndax Pharmaceuticals, Inc. *	35,921	505,768
Travere Therapeutics, Inc. *	37,538	243,246
Twist Bioscience Corp. *	31,561	497,401
Veracyte, Inc. *	40,009	828,986
Vericel Corp. *	26,204	921,857
Verve Therapeutics, Inc. * (a)	25,587	308,067
Viking Therapeutics, Inc. * (a)	55,015	539,697
Viridian Therapeutics, Inc. *	21,822	272,775
Xencor, Inc. *	33,336	578,380
Zentalis Pharmaceuticals, Inc. *	31,061	508,158
		37,397,669
Broadline Retail — 0.3%
Kohl's Corp. (a)	60,818	1,371,446
Nordstrom, Inc. (a)	53,286	744,938
		2,116,384
Building Products — 1.6%
American Woodmark Corp. *	9,009	605,675
Apogee Enterprises, Inc.	12,142	521,135
AZZ, Inc.	13,754	650,152
Gibraltar Industries, Inc. *	16,731	1,018,249
Griffon Corp.	22,528	899,768
Hayward Holdings, Inc. *	69,155	726,128
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	127

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Building Products — continued
Janus International Group, Inc. *	50,065	468,608
JELD-WEN Holding, Inc. *	46,780	530,017
Masonite International Corp. *	12,102	957,752
Masterbrand, Inc. *	70,223	780,178
PGT Innovations, Inc. *	32,086	960,655
Quanex Building Products Corp.	18,125	486,656
Resideo Technologies, Inc. *	81,209	1,175,906
Tecnoglass, Inc.	11,271	368,336
		10,149,215
Capital Markets — 2.5%
Artisan Partners Asset Management, Inc., Class A (a)	37,661	1,242,813
AssetMark Financial Holdings, Inc. *	11,911	284,792
Avantax, Inc. *	20,217	521,801
B. Riley Financial, Inc. (a)	9,080	328,787
BGC Group, Inc., Class A	214,707	1,260,330
Brightsphere Investment Group, Inc.	17,804	278,811
Donnelley Financial Solutions, Inc. *	13,707	746,072
Hamilton Lane, Inc., Class A	20,163	1,696,111
Moelis & Co., Class A (a)	36,609	1,524,399
Open Lending Corp. *	54,435	326,066
Piper Sandler Cos.	8,254	1,154,322
PJT Partners, Inc., Class A	12,239	959,048
StepStone Group, Inc., Class A	27,987	792,032
StoneX Group, Inc. *	9,830	936,996
TPG, Inc. (a)	33,393	922,982
Victory Capital Holdings, Inc., Class A	20,255	596,712
Virtu Financial, Inc., Class A	51,721	956,321
Virtus Investment Partners, Inc.	3,746	690,125
WisdomTree, Inc. (a)	62,829	389,540
		15,608,060
Chemicals — 1.3%
AdvanSix, Inc.	14,971	412,451
Ecovyst, Inc. *	56,456	519,395
Ginkgo Bioworks Holdings, Inc. * (a)	730,827	1,001,233
Ingevity Corp. *	18,531	746,429
Innospec, Inc.	13,675	1,340,150
Kronos Worldwide, Inc. (a)	12,022	82,952
LSB Industries, Inc. *	29,436	268,162
Mativ Holdings, Inc.	30,093	394,218
Minerals Technologies, Inc.	17,894	967,350
Perimeter Solutions SA *	80,736	258,355
PureCycle Technologies, Inc. * (a)	74,857	333,114
Stepan Co.	11,677	873,440
Trinseo plc	19,350	119,776
Tronox Holdings plc (a)	63,806	682,086
		7,999,111
Commercial Services & Supplies — 2.4%
ABM Industries, Inc.	36,379	1,431,150
ACV Auctions, Inc., Class A *	74,298	990,392
Brady Corp., Class A	25,251	1,299,417
BrightView Holdings, Inc. *	21,064	141,971
INVESTMENTS	SHARES	VALUE($)

Commercial Services & Supplies — continued
Brink's Co. (The)	25,538	1,707,471
Cimpress plc (Ireland) *	9,712	579,515
CoreCivic, Inc. *	62,484	793,547
Deluxe Corp.	23,983	408,910
GEO Group, Inc. (The) * (a)	69,351	606,128
Healthcare Services Group, Inc.	40,808	387,676
HNI Corp.	25,605	888,237
Matthews International Corp., Class A	16,755	593,797
MillerKnoll, Inc.	41,629	978,282
Montrose Environmental Group, Inc. *	15,256	352,719
OPENLANE, Inc. *	60,196	808,432
Pitney Bowes, Inc. (a)	84,228	272,056
SP Plus Corp. *	10,803	545,876
Steelcase, Inc., Class A	51,473	561,570
UniFirst Corp.	8,302	1,365,098
		14,712,244
Communications Equipment — 1.0%
ADTRAN Holdings, Inc.	38,932	255,783
Clearfield, Inc. * (a)	7,130	171,263
CommScope Holding Co., Inc. *	116,554	172,500
Digi International, Inc. *	19,780	498,060
Extreme Networks, Inc. *	70,272	1,449,009
Harmonic, Inc. *	61,553	664,157
Infinera Corp. * (a)	109,823	321,781
NetScout Systems, Inc. *	39,685	866,324
Viasat, Inc. * (a)	40,936	754,860
Viavi Solutions, Inc. *	122,340	951,805
		6,105,542
Construction & Engineering — 1.1%
Ameresco, Inc., Class A * (a)	17,681	462,358
Construction Partners, Inc., Class A *	24,054	924,876
Dycom Industries, Inc. *	16,129	1,373,868
Granite Construction, Inc. (a)	24,157	977,876
MYR Group, Inc. *	9,188	1,064,246
Primoris Services Corp.	29,329	881,630
Sterling Infrastructure, Inc. *	16,954	1,235,099
		6,919,953
Construction Materials — 0.0% ^
United States Lime & Minerals, Inc.	1,125	222,739
Consumer Finance — 1.0%
Bread Financial Holdings, Inc.	27,626	746,731
Encore Capital Group, Inc. *	12,921	486,863
Enova International, Inc. *	16,927	675,049
Green Dot Corp., Class A *	24,756	276,772
LendingClub Corp. *	59,776	310,237
Navient Corp.	48,149	766,051
Nelnet, Inc., Class A	9,816	832,495
PRA Group, Inc. *	21,585	265,711
PROG Holdings, Inc. *	25,142	688,639
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Consumer Finance — continued
Upstart Holdings, Inc. *	39,683	953,583
World Acceptance Corp. * (a)	1,879	185,307
		6,187,438
Consumer Staples Distribution & Retail — 0.9%
Andersons, Inc. (The)	17,316	868,051
Chefs' Warehouse, Inc. (The) *	19,411	369,391
Grocery Outlet Holding Corp. *	54,330	1,503,311
Ingles Markets, Inc., Class A	7,974	639,674
PriceSmart, Inc.	14,173	885,671
SpartanNash Co.	19,109	429,761
United Natural Foods, Inc. *	32,232	469,943
Weis Markets, Inc. (a)	9,025	587,528
		5,753,330
Containers & Packaging — 0.2%
Myers Industries, Inc.	20,244	339,492
Pactiv Evergreen, Inc.	21,587	186,080
TriMas Corp.	22,782	551,552
		1,077,124
Diversified Consumer Services — 1.6%
Adtalem Global Education, Inc. *	22,846	1,183,423
Chegg, Inc. *	63,429	477,620
Coursera, Inc. *	56,801	984,929
European Wax Center, Inc., Class A * (a)	19,374	286,154
Frontdoor, Inc. *	44,179	1,278,099
Graham Holdings Co., Class B	2,027	1,173,066
Laureate Education, Inc., Class A	74,360	1,051,450
Mister Car Wash, Inc. * (a)	49,846	259,199
OneSpaWorld Holdings Ltd. (Bahamas) *	48,138	504,486
Rover Group, Inc. *	62,459	402,861
Strategic Education, Inc.	12,106	996,445
Stride, Inc. *	22,249	1,223,250
Udemy, Inc. *	47,141	420,969
		10,241,951
Diversified REITs — 0.6%
Alexander & Baldwin, Inc.	39,942	631,084
American Assets Trust, Inc.	26,719	474,262
Broadstone Net Lease, Inc.	102,997	1,457,407
Empire State Realty Trust, Inc., Class A	71,325	577,019
Global Net Lease, Inc.	106,887	848,683
		3,988,455
Diversified Telecommunication Services — 0.4%
EchoStar Corp., Class A *	18,500	256,410
Globalstar, Inc. * (a)	389,080	548,603
Liberty Latin America Ltd., Class A (Puerto Rico) *	20,103	137,303
Liberty Latin America Ltd., Class C (Puerto Rico) *	71,272	488,213
Lumen Technologies, Inc. * (a)	554,378	809,392
		2,239,921
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — 0.2%
MGE Energy, Inc.	19,885	1,424,363
Electrical Equipment — 0.9%
Encore Wire Corp.	9,239	1,652,210
Enovix Corp. * (a)	73,099	651,312
Fluence Energy, Inc. * (a)	22,161	383,829
FREYR Battery SA (Norway) * (a)	65,307	209,635
FuelCell Energy, Inc. * (a)	223,712	243,846
GrafTech International Ltd.	105,933	365,469
NEXTracker, Inc., Class A * (a)	26,928	936,017
SES AI Corp. * (a)	79,464	143,830
Stem, Inc. * (a)	81,402	275,139
SunPower Corp. * (a)	47,207	201,574
Vicor Corp. *	12,334	477,819
		5,540,680
Electronic Equipment, Instruments & Components — 2.1%
Benchmark Electronics, Inc.	19,620	475,000
Crane NXT Co.	26,556	1,380,912
CTS Corp.	17,243	645,061
ePlus, Inc. *	14,812	925,750
Itron, Inc. *	24,997	1,431,828
Knowles Corp. *	50,125	651,124
Lightwave Logic, Inc. * (a)	64,054	290,165
Methode Electronics, Inc.	19,803	452,895
Mirion Technologies, Inc. *	99,488	689,452
Napco Security Technologies, Inc.	15,979	293,534
OSI Systems, Inc. *	8,467	882,854
PAR Technology Corp. * (a)	15,096	440,652
PC Connection, Inc.	6,206	332,517
Plexus Corp. *	15,115	1,486,107
ScanSource, Inc. *	13,693	416,267
SmartRent, Inc. *	98,011	236,206
TTM Technologies, Inc. *	57,126	656,378
Vishay Intertechnology, Inc.	69,816	1,552,708
		13,239,410
Energy Equipment & Services — 2.3%
Archrock, Inc.	75,744	959,676
Atlas Energy Solutions, Inc.	9,740	177,365
Cactus, Inc., Class A	35,530	1,667,778
Core Laboratories, Inc. (a)	25,675	549,959
Diamond Offshore Drilling, Inc. *	56,271	698,323
Dril-Quip, Inc. *	18,793	407,056
Helix Energy Solutions Group, Inc. *	77,966	764,067
Liberty Energy, Inc.	85,281	1,680,036
Nabors Industries Ltd. *	4,937	482,049
Oceaneering International, Inc. *	55,430	1,218,906
Patterson-UTI Energy, Inc.	176,283	2,238,794
ProFrac Holding Corp., Class A *	11,401	107,397
ProPetro Holding Corp. *	47,762	500,546
RPC, Inc. (a)	46,824	389,576
Tidewater, Inc. *	26,651	1,821,596
US Silica Holdings, Inc. *	42,413	511,925
		14,175,049
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	129

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A *	28,549	304,906
Atlanta Braves Holdings, Inc., Class A * (a)	5,672	215,025
Atlanta Braves Holdings, Inc., Class C *	21,350	742,553
Cinemark Holdings, Inc. * (a)	59,539	981,798
IMAX Corp. *	24,635	448,603
Lions Gate Entertainment Corp., Class A *	33,524	263,499
Lions Gate Entertainment Corp., Class B *	72,373	539,903
Madison Square Garden Entertainment Corp. *	23,398	713,171
Sphere Entertainment Co. * (a)	14,312	471,008
Vivid Seats, Inc., Class A *	20,145	118,453
		4,798,919
Financial Services — 2.2%
Affirm Holdings, Inc. * (a)	118,034	2,078,579
AvidXchange Holdings, Inc. *	93,390	806,890
Cannae Holdings, Inc. *	37,525	613,534
Compass Diversified Holdings	34,400	590,992
EVERTEC, Inc. (Puerto Rico)	35,542	1,129,525
Federal Agricultural Mortgage Corp., Class C	5,117	760,181
International Money Express, Inc. *	19,484	310,965
Marqeta, Inc., Class A *	238,198	1,231,484
Merchants Bancorp	14,265	426,381
NMI Holdings, Inc., Class A *	45,257	1,237,779
Payoneer Global, Inc. *	142,231	823,517
Remitly Global, Inc. *	72,749	1,959,130
Repay Holdings Corp. *	41,443	248,243
Rocket Cos., Inc., Class A * (a)	67,074	495,677
Walker & Dunlop, Inc.	18,336	1,188,173
		13,901,050
Food Products — 0.7%
B&G Foods, Inc.	39,762	320,879
Beyond Meat, Inc. * (a)	35,410	211,398
Calavo Growers, Inc.	9,777	247,749
Cal-Maine Foods, Inc. (a)	22,353	1,012,815
Fresh Del Monte Produce, Inc.	18,529	463,225
Hain Celestial Group, Inc. (The) *	49,188	543,527
Mission Produce, Inc. *	23,356	219,780
Sovos Brands, Inc. * (a)	34,544	749,950
Tootsie Roll Industries, Inc.	9,576	297,909
Utz Brands, Inc. (a)	37,483	456,918
		4,524,150
Gas Utilities — 0.3%
Chesapeake Utilities Corp.	9,784	866,960
Northwest Natural Holding Co.	19,832	728,033
		1,594,993
Ground Transportation — 0.8%
ArcBest Corp.	13,212	1,438,523
Heartland Express, Inc.	25,210	293,949
Marten Transport Ltd.	31,749	558,147
RXO, Inc. *	64,334	1,126,488
Schneider National, Inc., Class B	20,660	523,318
INVESTMENTS	SHARES	VALUE($)

Ground Transportation — continued
Universal Logistics Holdings, Inc.	3,754	84,014
Werner Enterprises, Inc.	34,863	1,266,224
		5,290,663
Health Care Equipment & Supplies — 2.2%
Alphatec Holdings, Inc. * (a)	44,338	407,023
AtriCure, Inc. *	26,046	902,233
Atrion Corp.	731	249,987
Avanos Medical, Inc. *	25,779	473,302
Axonics, Inc. *	27,753	1,421,231
Embecta Corp.	31,512	476,461
Establishment Labs Holdings, Inc. (Costa Rica) * (a)	12,617	369,426
Glaukos Corp. *	26,757	1,824,827
Integer Holdings Corp. *	18,316	1,486,710
LeMaitre Vascular, Inc.	10,902	529,619
LivaNova plc *	29,638	1,453,744
Nevro Corp. *	19,862	286,609
Omnicell, Inc. * (a)	24,863	883,631
OrthoPediatrics Corp. *	8,605	210,478
Outset Medical, Inc. *	27,381	96,929
Paragon 28, Inc. *	20,424	176,259
PROCEPT BioRobotics Corp. * (a)	24,102	645,693
Silk Road Medical, Inc. *	21,354	160,369
Tandem Diabetes Care, Inc. *	35,793	619,219
TransMedics Group, Inc. * (a)	17,940	672,391
Treace Medical Concepts, Inc. *	23,695	237,661
Varex Imaging Corp. *	22,219	401,053
		13,984,855
Health Care Providers & Services — 2.3%
23andMe Holding Co. * (a)	167,192	141,628
AdaptHealth Corp. *	44,914	329,220
Addus HomeCare Corp. *	8,922	703,946
Agiliti, Inc. * (a)	19,300	108,659
Alignment Healthcare, Inc. *	53,886	370,736
Amedisys, Inc. *	17,942	1,641,513
Apollo Medical Holdings, Inc. * (a)	23,137	722,106
Brookdale Senior Living, Inc. *	103,515	404,744
Castle Biosciences, Inc. *	14,743	230,286
Cross Country Healthcare, Inc. *	18,513	428,761
DocGo, Inc. *	48,507	288,132
Fulgent Genetics, Inc. *	11,191	267,912
Guardant Health, Inc. *	64,727	1,675,135
Hims & Hers Health, Inc. *	80,246	479,871
ModivCare, Inc. *	6,781	286,429
National HealthCare Corp.	7,419	499,744
National Research Corp.	7,974	336,981
NeoGenomics, Inc. *	70,166	983,727
OPKO Health, Inc. * (a)	242,347	302,934
Owens & Minor, Inc. *	42,087	603,107
Patterson Cos., Inc.	46,805	1,425,680
Pediatrix Medical Group, Inc. *	45,508	521,522
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
RadNet, Inc. *	33,177	894,452
US Physical Therapy, Inc.	8,239	692,982
		14,340,207
Health Care REITs — 0.8%
CareTrust REIT, Inc.	54,706	1,177,273
LTC Properties, Inc.	22,773	719,855
National Health Investors, Inc.	23,872	1,194,555
Sabra Health Care REIT, Inc.	127,169	1,734,585
Universal Health Realty Income Trust	6,995	268,888
		5,095,156
Health Care Technology — 0.6%
American Well Corp., Class A *	138,445	161,981
Definitive Healthcare Corp. *	25,454	146,615
Health Catalyst, Inc. *	31,328	234,647
HealthStream, Inc.	13,329	338,557
Multiplan Corp. *	150,025	253,542
NextGen Healthcare, Inc. * (a)	29,854	714,108
Phreesia, Inc. *	28,088	383,682
Schrodinger, Inc. * (a)	30,004	651,087
Sharecare, Inc. *	168,910	177,355
Veradigm, Inc. *	60,091	792,600
		3,854,174
Hotel & Resort REITs — 1.1%
DiamondRock Hospitality Co.	115,288	891,176
Park Hotels & Resorts, Inc.	118,650	1,368,035
Pebblebrook Hotel Trust (a)	66,272	790,625
RLJ Lodging Trust	86,606	814,096
Service Properties Trust	91,001	659,757
Summit Hotel Properties, Inc.	59,164	333,685
Sunstone Hotel Investors, Inc.	113,952	1,059,754
Xenia Hotels & Resorts, Inc.	58,994	686,100
		6,603,228
Hotels, Restaurants & Leisure — 2.4%
Bally's Corp. *	16,063	146,495
BJ's Restaurants, Inc. *	12,968	333,537
Bloomin' Brands, Inc. (a)	47,904	1,118,079
Bowlero Corp., Class A * (a)	25,404	256,326
Brinker International, Inc. *	24,360	826,291
Cheesecake Factory, Inc. (The) (a)	25,941	805,987
Cracker Barrel Old Country Store, Inc. (a)	12,182	808,398
Dave & Buster's Entertainment, Inc. *	18,880	659,667
Denny's Corp. *	30,500	262,910
Dine Brands Global, Inc.	8,553	421,577
Dutch Bros, Inc., Class A * (a)	28,637	697,025
Everi Holdings, Inc. *	48,397	522,204
First Watch Restaurant Group, Inc. *	13,096	218,834
Golden Entertainment, Inc.	11,911	373,529
Jack in the Box, Inc.	11,060	698,771
Krispy Kreme, Inc. (a)	46,258	598,116
Monarch Casino & Resort, Inc.	7,375	443,901
Papa John's International, Inc. (a)	18,009	1,170,945
INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued
Portillo's, Inc., Class A *	26,363	394,127
Red Rock Resorts, Inc., Class A	26,774	1,058,912
Sabre Corp. *	182,778	639,723
Shake Shack, Inc., Class A *	20,620	1,155,545
Six Flags Entertainment Corp. *	39,392	783,901
Sweetgreen, Inc., Class A *	49,959	516,076
Target Hospitality Corp. *	15,088	207,158
		15,118,034
Household Durables — 1.6%
Cavco Industries, Inc. *	4,440	1,107,824
Century Communities, Inc.	15,673	963,889
GoPro, Inc., Class A *	69,558	174,591
Green Brick Partners, Inc. *	13,980	541,026
Helen of Troy Ltd. *	13,251	1,302,838
iRobot Corp. *	15,176	499,746
La-Z-Boy, Inc.	23,803	696,000
LGI Homes, Inc. * (a)	11,263	1,064,466
M/I Homes, Inc. *	15,286	1,254,522
Sonos, Inc. *	70,543	760,453
Tri Pointe Homes, Inc. *	54,447	1,364,442
Vizio Holding Corp., Class A *	54,852	279,197
		10,008,994
Household Products — 0.9%
Central Garden & Pet Co. *	5,236	228,447
Central Garden & Pet Co., Class A *	22,551	895,049
Energizer Holdings, Inc.	36,559	1,154,533
Spectrum Brands Holdings, Inc.	19,622	1,477,929
WD-40 Co.	7,462	1,577,467
		5,333,425
Independent Power and Renewable Electricity Producers — 0.2%
Altus Power, Inc. *	33,230	176,451
Montauk Renewables, Inc. * (a)	35,551	357,643
Sunnova Energy International, Inc. * (a)	55,693	508,477
		1,042,571
Industrial REITs — 0.4%
Innovative Industrial Properties, Inc. (a)	15,416	1,107,331
LXP Industrial Trust	160,932	1,272,972
		2,380,303
Insurance — 2.0%
AMERISAFE, Inc.	10,550	537,733
Argo Group International Holdings Ltd.	19,339	577,076
BRP Group, Inc., Class A *	35,065	733,910
CNO Financial Group, Inc.	62,146	1,440,544
Employers Holdings, Inc.	14,331	544,578
F&G Annuities & Life, Inc. (a)	9,662	296,527
Genworth Financial, Inc., Class A *	254,686	1,525,569
Goosehead Insurance, Inc., Class A *	13,144	852,651
Hagerty, Inc., Class A * (a)	13,012	100,453
Horace Mann Educators Corp.	22,457	712,561
James River Group Holdings Ltd.	20,691	284,501
Lemonade, Inc. * (a)	34,105	373,109
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	131

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
Mercury General Corp.	14,618	451,404
Oscar Health, Inc., Class A *	76,915	393,805
Palomar Holdings, Inc. *	13,608	681,489
ProAssurance Corp.	28,638	486,846
Safety Insurance Group, Inc.	8,134	611,433
SiriusPoint Ltd. (Bermuda) *	48,658	479,281
Skyward Specialty Insurance Group, Inc. * (a)	14,912	419,773
Stewart Information Services Corp.	15,042	656,884
Trupanion, Inc. * (a)	19,571	403,162
		12,563,289
Interactive Media & Services — 1.0%
Bumble, Inc., Class A *	54,804	736,566
Cargurus, Inc. *	47,719	822,198
Cars.com, Inc. *	33,994	517,729
Eventbrite, Inc., Class A *	45,401	375,920
Rumble, Inc. * (a)	41,693	187,202
Shutterstock, Inc.	13,291	540,678
TripAdvisor, Inc. *	59,209	873,925
Vimeo, Inc. *	86,617	266,780
Yelp, Inc. *	37,793	1,594,487
ZipRecruiter, Inc., Class A *	40,416	430,430
		6,345,915
IT Services — 0.6%
BigCommerce Holdings, Inc. *	36,331	322,983
Fastly, Inc., Class A *	65,368	958,948
Grid Dynamics Holdings, Inc. *	30,248	306,715
Perficient, Inc. *	19,149	1,114,280
Squarespace, Inc., Class A *	24,609	699,142
Thoughtworks Holding, Inc. *	50,672	171,778
		3,573,846
Leisure Products — 0.5%
Malibu Boats, Inc., Class A *	11,338	494,564
Peloton Interactive, Inc., Class A * (a)	184,865	879,957
Smith & Wesson Brands, Inc. (a)	25,375	373,774
Sturm Ruger & Co., Inc.	9,744	539,330
Vista Outdoor, Inc. *	31,900	801,328
		3,088,953
Life Sciences Tools & Services — 0.4%
Adaptive Biotechnologies Corp. *	60,463	268,456
BioLife Solutions, Inc. *	18,891	190,799
CryoPort, Inc. * (a)	26,880	260,736
Cytek Biosciences, Inc. *	54,736	230,438
Maravai LifeSciences Holdings, Inc., Class A *	60,219	413,102
Mesa Laboratories, Inc.	2,818	264,413
OmniAb, Inc. ‡ *	2,112	—
Pacific Biosciences of California, Inc. *	128,159	792,023
SomaLogic, Inc. * (a)	86,829	193,629
		2,613,596
Machinery — 3.3%
3D Systems Corp. *	73,406	273,804
Alamo Group, Inc.	5,678	910,183
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Albany International Corp., Class A	17,148	1,399,448
Astec Industries, Inc.	12,508	500,820
Barnes Group, Inc.	27,843	578,856
Desktop Metal, Inc., Class A * (a)	136,817	118,538
Energy Recovery, Inc. *	31,018	471,474
Enerpac Tool Group Corp.	30,855	873,196
EnPro Industries, Inc.	11,499	1,277,079
ESCO Technologies, Inc.	14,179	1,378,482
Gorman-Rupp Co. (The)	13,392	395,734
Greenbrier Cos., Inc. (The) (a)	16,989	587,650
Helios Technologies, Inc.	18,169	939,701
Hillman Solutions Corp. *	107,132	702,786
Kadant, Inc. (a)	6,441	1,417,020
Kennametal, Inc.	43,842	1,013,189
Lindsay Corp.	6,055	756,391
Mueller Water Products, Inc., Class A	86,060	1,064,562
Omega Flex, Inc. (a)	1,836	134,157
Proto Labs, Inc. *	14,347	338,733
SPX Technologies, Inc. *	25,078	2,009,249
Standex International Corp.	6,518	935,789
Symbotic, Inc. * (a)	8,898	302,799
Tennant Co.	10,218	758,380
Trinity Industries, Inc.	45,017	937,704
Wabash National Corp.	25,847	534,774
		20,610,498
Marine Transportation — 0.3%
Matson, Inc.	19,404	1,689,118
Media — 0.8%
Altice USA, Inc., Class A *	126,405	365,310
AMC Networks, Inc., Class A *	16,729	197,402
Clear Channel Outdoor Holdings, Inc. *	193,885	213,274
DISH Network Corp., Class A * (a)	136,479	668,747
EW Scripps Co. (The), Class A *	32,318	176,779
Gray Television, Inc.	43,846	285,876
Integral Ad Science Holding Corp. *	30,157	346,202
John Wiley & Sons, Inc., Class A	23,401	708,348
Magnite, Inc. *	66,283	440,119
Scholastic Corp. (a)	15,329	565,640
Sinclair, Inc. (a)	20,502	222,857
Stagwell, Inc. *	56,672	233,489
TechTarget, Inc. *	13,929	350,732
Thryv Holdings, Inc. *	16,746	291,883
WideOpenWest, Inc. *	26,238	184,716
		5,251,374
Metals & Mining — 1.7%
Alpha Metallurgical Resources, Inc.	6,697	1,473,072
Arch Resources, Inc.	9,972	1,504,077
Carpenter Technology Corp.	26,703	1,674,812
Century Aluminum Co. *	28,450	188,054
Coeur Mining, Inc. *	194,239	487,540
Compass Minerals International, Inc.	18,556	457,220
Ivanhoe Electric, Inc. *	44,507	455,752
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Metals & Mining — continued
Kaiser Aluminum Corp.	8,802	499,954
Materion Corp.	11,345	1,100,238
Piedmont Lithium, Inc. *	9,928	272,722
Ryerson Holding Corp.	16,078	467,066
Schnitzer Steel Industries, Inc., Class A	14,120	320,665
Warrior Met Coal, Inc.	28,613	1,394,311
		10,295,483
Mortgage Real Estate Investment Trusts (REITs) — 1.6%
Apollo Commercial Real Estate Finance, Inc.	71,527	712,409
Arbor Realty Trust, Inc. (a)	102,572	1,293,433
ARMOUR Residential REIT, Inc. (a)	25,112	365,882
Brightspire Capital, Inc.	71,494	404,656
Chimera Investment Corp.	124,709	598,603
Claros Mortgage Trust, Inc.	66,210	690,570
Franklin BSP Realty Trust, Inc.	45,209	570,085
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	58,923	1,009,940
KKR Real Estate Finance Trust, Inc.	31,924	333,287
Ladder Capital Corp.	62,131	628,144
MFA Financial, Inc.	56,053	498,309
New York Mortgage Trust, Inc.	50,182	390,918
PennyMac Mortgage Investment Trust (a)	47,711	603,544
Ready Capital Corp. (a)	86,897	819,439
Redwood Trust, Inc. (a)	62,792	394,334
TPG RE Finance Trust, Inc.	33,345	183,731
Two Harbors Investment Corp.	52,893	614,088
		10,111,372
Office REITs — 1.6%
Brandywine Realty Trust	94,646	353,976
COPT Defense Properties	61,897	1,411,252
Douglas Emmett, Inc. (a)	91,708	1,028,047
Easterly Government Properties, Inc.	51,380	552,849
Equity Commonwealth	60,344	1,142,915
Highwoods Properties, Inc. (a)	58,119	1,039,749
Hudson Pacific Properties, Inc. (a)	69,761	311,134
JBG SMITH Properties (a)	51,764	666,203
Paramount Group, Inc.	90,833	388,765
Piedmont Office Realty Trust, Inc., Class A	68,034	354,457
SL Green Realty Corp. (a)	35,411	1,037,188
Vornado Realty Trust (a)	88,025	1,690,080
		9,976,615
Oil, Gas & Consumable Fuels — 3.5%
Callon Petroleum Co. * (a)	30,739	1,148,102
Clean Energy Fuels Corp. *	96,878	338,104
CNX Resources Corp. *	88,805	1,928,845
CONSOL Energy, Inc.	15,828	1,454,435
CVR Energy, Inc.	16,037	525,212
Delek US Holdings, Inc.	33,157	873,687
Earthstone Energy, Inc., Class A *	35,083	742,707
Enviva, Inc. (a)	17,189	62,224
Equitrans Midstream Corp.	238,288	2,113,615
Green Plains, Inc. * (a)	32,741	961,931
INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued
Gulfport Energy Corp. *	5,447	673,304
HighPeak Energy, Inc. (a)	9,878	174,939
International Seaways, Inc.	20,704	995,655
Kinetik Holdings, Inc. (a)	8,285	293,620
Kosmos Energy Ltd. (Ghana) *	253,051	1,832,089
NextDecade Corp. * (a)	41,126	180,543
Northern Oil and Gas, Inc.	49,258	1,888,552
Par Pacific Holdings, Inc. *	30,897	1,014,039
Riley Exploration Permian, Inc.	2,215	70,105
Sitio Royalties Corp. (a)	44,915	1,110,299
Talos Energy, Inc. *	55,260	856,530
Tellurian, Inc. * (a)	319,995	220,797
Uranium Energy Corp. * (a)	207,634	1,235,422
Vital Energy, Inc. *	9,203	460,518
W&T Offshore, Inc. *	53,168	220,647
World Kinect Corp.	33,112	612,572
		21,988,493
Paper & Forest Products — 0.2%
Mercer International, Inc. (Germany)	24,150	191,751
Sylvamo Corp. (a)	19,574	867,128
		1,058,879
Passenger Airlines — 0.7%
Allegiant Travel Co.	8,314	553,879
Frontier Group Holdings, Inc. *	21,844	74,051
JetBlue Airways Corp. * (a)	183,283	689,144
Joby Aviation, Inc. * (a)	202,231	1,065,757
SkyWest, Inc. *	23,136	975,645
Spirit Airlines, Inc. (a)	60,038	689,236
Sun Country Airlines Holdings, Inc. *	22,181	288,797
		4,336,509
Personal Care Products — 0.5%
Beauty Health Co. (The) * (a)	45,316	183,530
Edgewell Personal Care Co.	27,942	975,176
Herbalife Ltd. * (a)	54,450	775,913
Medifast, Inc.	5,990	414,268
Nu Skin Enterprises, Inc., Class A	27,472	521,693
Olaplex Holdings, Inc. *	61,195	86,897
USANA Health Sciences, Inc. *	6,155	280,360
		3,237,837
Pharmaceuticals — 1.4%
Aclaris Therapeutics, Inc. *	30,760	153,185
Amphastar Pharmaceuticals, Inc. * (a)	20,953	948,542
Amylyx Pharmaceuticals, Inc. *	22,234	362,636
Arvinas, Inc. *	29,413	474,138
Cassava Sciences, Inc. * (a)	21,698	437,215
Corcept Therapeutics, Inc. *	49,628	1,393,554
Enliven Therapeutics, Inc. * (a)	10,415	129,042
Harmony Biosciences Holdings, Inc. *	18,484	435,113
Innoviva, Inc. *	31,502	390,940
Ligand Pharmaceuticals, Inc. *	8,975	469,303
Pacira BioSciences, Inc. *	25,534	721,591
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	133

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Pharmaceuticals — continued
Pliant Therapeutics, Inc. *	28,633	420,046
Revance Therapeutics, Inc. *	48,373	381,663
Supernus Pharmaceuticals, Inc. *	30,020	715,977
Tilray Brands, Inc. (Canada) * (a)	386,781	696,206
Ventyx Biosciences, Inc. *	25,907	373,579
		8,502,730
Professional Services — 2.0%
CBIZ, Inc. *	27,398	1,423,600
Conduent, Inc. *	92,216	294,169
CSG Systems International, Inc.	16,726	783,780
First Advantage Corp.	27,944	363,551
Forrester Research, Inc. *	6,345	147,204
HireRight Holdings Corp. *	6,517	60,022
Huron Consulting Group, Inc. *	10,466	1,039,902
ICF International, Inc.	9,522	1,206,723
Kelly Services, Inc., Class A	17,635	314,785
Kforce, Inc.	10,407	635,243
Korn Ferry	29,467	1,341,338
Legalzoom.com, Inc. *	57,977	578,031
NV5 Global, Inc. *	6,993	659,789
Planet Labs PBC * (a)	103,726	224,048
Sterling Check Corp. *	16,418	183,553
TrueBlue, Inc. *	17,055	188,799
TTEC Holdings, Inc.	10,435	214,752
Upwork, Inc. *	68,248	713,192
Verra Mobility Corp. *	93,319	1,844,917
		12,217,398
Real Estate Management & Development — 1.1%
Anywhere Real Estate, Inc. *	60,761	283,754
Compass, Inc., Class A *	173,484	343,498
Cushman & Wakefield plc *	92,447	681,334
DigitalBridge Group, Inc. (a)	78,717	1,247,664
eXp World Holdings, Inc. (a)	42,239	560,512
Forestar Group, Inc. *	9,885	234,769
Kennedy-Wilson Holdings, Inc.	65,163	838,648
Marcus & Millichap, Inc.	13,115	376,401
Newmark Group, Inc., Class A	66,143	375,031
Opendoor Technologies, Inc. * (a)	311,785	592,391
Redfin Corp. * (a)	62,683	292,103
St. Joe Co. (The)	19,586	913,491
		6,739,596
Residential REITs — 0.4%
Apartment Investment and Management Co., Class A *	74,841	438,568
Centerspace	8,219	399,279
Elme Communities	48,305	616,372
NexPoint Residential Trust, Inc.	12,568	339,211
Veris Residential, Inc.	44,049	589,816
		2,383,246
Retail REITs — 1.4%
Acadia Realty Trust	52,355	749,724
INVESTMENTS	SHARES	VALUE($)

Retail REITs — continued
Alexander's, Inc.	1,176	221,076
CBL & Associates Properties, Inc. (a)	13,576	281,430
Getty Realty Corp.	25,274	672,794
InvenTrust Properties Corp.	37,135	932,088
Macerich Co. (The)	118,383	1,150,683
Retail Opportunity Investments Corp.	69,298	813,559
RPT Realty	43,904	473,724
Saul Centers, Inc.	7,110	247,215
SITE Centers Corp.	98,984	1,154,153
Tanger Factory Outlet Centers, Inc. (a)	57,841	1,304,315
Urban Edge Properties	64,699	1,026,126
		9,026,887
Semiconductors & Semiconductor Equipment — 1.9%
Ambarella, Inc. *	20,468	920,855
Cohu, Inc. *	26,180	789,065
Credo Technology Group Holding Ltd. *	63,133	897,751
FormFactor, Inc. *	42,714	1,447,150
Ichor Holdings Ltd. *	16,090	390,343
Impinj, Inc. *	12,414	802,069
indie Semiconductor, Inc., Class A (China) * (a)	67,351	329,346
Kulicke & Soffa Industries, Inc. (Singapore)	31,054	1,292,157
MaxLinear, Inc. *	40,544	616,269
Navitas Semiconductor Corp. *	66,379	347,826
PDF Solutions, Inc. *	16,773	444,988
Photronics, Inc. *	34,383	631,272
Semtech Corp. *	35,180	491,113
SiTime Corp. *	9,410	939,118
Ultra Clean Holdings, Inc. *	24,587	586,646
Veeco Instruments, Inc. *	30,985	741,781
		11,667,749
Software — 7.5%
A10 Networks, Inc.	38,316	416,495
ACI Worldwide, Inc. *	59,723	1,216,558
Adeia, Inc.	58,710	494,925
Agilysys, Inc. *	11,154	956,902
Alarm.com Holdings, Inc. *	27,444	1,403,212
Alkami Technology, Inc. *	21,765	390,682
Alteryx, Inc., Class A *	34,742	1,112,091
Amplitude, Inc., Class A *	38,976	388,201
Appfolio, Inc., Class A *	10,813	2,028,194
Appian Corp., Class A *	22,886	903,082
Asana, Inc., Class A * (a)	43,346	800,601
Aurora Innovation, Inc. * (a)	411,477	720,085
AvePoint, Inc. * (a)	52,003	389,502
Braze, Inc., Class A *	25,978	1,106,143
C3.ai, Inc., Class A * (a)	50,560	1,233,664
Cerence, Inc. *	22,183	339,622
Clear Secure, Inc., Class A (a)	46,001	773,737
Clearwater Analytics Holdings, Inc., Class A *	48,404	875,144
CommVault Systems, Inc. *	24,133	1,577,092
Consensus Cloud Solutions, Inc. *	10,051	217,001
Digital Turbine, Inc. *	49,749	235,810
Domo, Inc., Class B *	16,958	138,377
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
E2open Parent Holdings, Inc. *	95,049	274,692
Ebix, Inc. (a)	13,431	81,795
EngageSmart, Inc. *	24,850	562,853
Everbridge, Inc. *	22,414	461,953
EverCommerce, Inc. *	11,423	109,432
Expensify, Inc., Class A *	22,950	61,277
Freshworks, Inc., Class A *	87,475	1,569,301
Gitlab, Inc., Class A *	43,930	1,901,290
HashiCorp, Inc., Class A *	55,226	1,087,400
Intapp, Inc. *	14,051	480,544
InterDigital, Inc.	14,526	1,093,081
Jamf Holding Corp. * (a)	28,279	454,161
JFrog Ltd. (Israel) *	43,384	975,706
LiveRamp Holdings, Inc. *	36,402	1,006,879
Marathon Digital Holdings, Inc. * (a)	95,846	844,403
Matterport, Inc. * (a)	129,228	263,625
MeridianLink, Inc. *	11,640	191,129
Model N, Inc. *	19,075	459,708
N-Able, Inc. *	38,139	494,281
nCino, Inc. * (a)	33,338	936,798
PagerDuty, Inc. * (a)	50,707	1,022,760
Progress Software Corp.	23,848	1,225,310
PROS Holdings, Inc. *	23,375	728,131
Q2 Holdings, Inc. *	32,149	965,434
Rapid7, Inc. *	33,526	1,558,624
RingCentral, Inc., Class A *	46,613	1,238,974
Riot Platforms, Inc. * (a)	96,823	946,929
Samsara, Inc., Class A *	84,204	1,942,586
SolarWinds Corp. *	28,091	258,718
Sprinklr, Inc., Class A *	57,268	778,272
Sprout Social, Inc., Class A * (a)	26,645	1,153,196
Varonis Systems, Inc. *	60,301	2,028,526
Verint Systems, Inc. *	35,356	665,046
Zeta Global Holdings Corp., Class A *	82,281	641,792
Zuora, Inc., Class A *	71,023	526,280
		46,708,006
Specialized REITs — 0.4%
Four Corners Property Trust, Inc.	49,814	1,061,038
Gladstone Land Corp.	18,327	250,347
Outfront Media, Inc.	79,876	779,590
Uniti Group, Inc. (a)	131,276	603,869
		2,694,844
Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A *	27,529	1,674,314
American Eagle Outfitters, Inc.	102,078	1,783,303
Arko Corp.	39,810	300,566
Boot Barn Holdings, Inc. *	16,499	1,146,680
Buckle, Inc. (The)	16,368	552,747
Caleres, Inc.	18,751	479,651
Camping World Holdings, Inc., Class A (a)	23,036	385,853
Carvana Co. * (a)	52,733	1,423,791
Guess?, Inc. (a)	15,018	322,887
Leslie's, Inc. *	101,195	499,903
INVESTMENTS	SHARES	VALUE($)

Specialty Retail — continued
Monro, Inc.	17,277	428,815
National Vision Holdings, Inc. *	42,984	667,971
ODP Corp. (The) *	18,626	836,680
Overstock.com, Inc. *	24,858	387,785
Petco Health & Wellness Co., Inc. * (a)	45,386	157,036
Revolve Group, Inc. * (a)	22,478	309,073
Sally Beauty Holdings, Inc. *	59,268	503,778
Sleep Number Corp. * (a)	11,607	188,846
Sonic Automotive, Inc., Class A	8,752	418,783
Upbound Group, Inc.	25,246	657,911
Urban Outfitters, Inc. *	31,104	1,076,820
Victoria's Secret & Co. * (a)	42,430	758,648
Warby Parker, Inc., Class A *	41,248	535,399
Wayfair, Inc., Class A * (a)	49,639	2,115,117
Winmark Corp.	1,571	633,616
		18,245,973
Technology Hardware, Storage & Peripherals — 0.4%
Avid Technology, Inc. *	18,650	503,923
Corsair Gaming, Inc. *	23,742	303,660
IonQ, Inc. * (a)	93,592	902,227
Xerox Holdings Corp.	62,215	798,841
		2,508,651
Textiles, Apparel & Luxury Goods — 1.2%
Carter's, Inc.	20,496	1,376,511
Figs, Inc., Class A *	67,178	370,151
G-III Apparel Group Ltd. *	22,315	570,148
Hanesbrands, Inc. (a)	192,431	806,286
Kontoor Brands, Inc.	27,467	1,275,842
Levi Strauss & Co., Class A (a)	54,795	749,048
Oxford Industries, Inc.	8,126	685,834
Steven Madden Ltd.	38,936	1,276,712
Wolverine World Wide, Inc.	43,736	352,075
		7,462,607
Tobacco — 0.2%
Universal Corp.	13,552	609,840
Vector Group Ltd.	72,893	749,340
		1,359,180
Trading Companies & Distributors — 1.7%
Boise Cascade Co.	21,773	2,041,219
Custom Truck One Source, Inc. * (a)	33,836	195,234
Distribution Solutions Group, Inc. *	5,911	178,217
FTAI Aviation Ltd. (a)	54,858	2,063,209
Global Industrial Co.	7,110	227,164
GMS, Inc. *	22,421	1,311,180
H&E Equipment Services, Inc.	17,608	716,998
McGrath RentCorp	13,470	1,355,082
NOW, Inc. *	58,691	646,775
Veritiv Corp.	7,455	1,262,951
Xometry, Inc., Class A * (a)	22,415	326,138
		10,324,167
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	135

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Water Utilities — 0.3%
Middlesex Water Co.	9,757	619,862
SJW Group	15,895	993,120
		1,612,982
Wireless Telecommunication Services — 0.4%
Gogo, Inc. *	33,972	356,706
Shenandoah Telecommunications Co.	27,647	654,128
Telephone and Data Systems, Inc.	53,851	979,549
United States Cellular Corp. *	7,757	326,027
		2,316,410
Total Common Stocks (Cost $766,998,882)		619,810,415
INVESTMENTS
Short-Term Investments — 17.2%
Investment Companies — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d) (Cost $3,209,614)	3,209,614	3,209,614
Investment of Cash Collateral from Securities Loaned — 16.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	92,982,408	93,001,004
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	11,142,566	11,142,566
Total Investment of Cash Collateral from Securities Loaned (Cost $104,144,270)		104,143,570
Total Short-Term Investments (Cost $107,353,884)		107,353,184
Total Investments — 116.6% (Cost $874,352,766)		727,163,599
Liabilities in Excess of Other Assets — (16.6)%		(103,440,712)
NET ASSETS — 100.0%		623,722,887

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $102,117,546.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	41	12/15/2023	USD	3,419,400	(382,230)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.3%
Aerospace & Defense — 0.2%
Hexcel Corp.	27	1,672
L3Harris Technologies, Inc.	54	9,688
		11,360
Air Freight & Logistics — 0.2%
CH Robinson Worldwide, Inc.	39	3,191
Expeditors International of Washington, Inc.	48	5,244
United Parcel Service, Inc., Class B	34	4,803
		13,238
Automobile Components — 0.2%
Aptiv plc *	86	7,499
Gentex Corp.	76	2,180
		9,679
Automobiles — 1.7%
Ford Motor Co.	134	1,307
Tesla, Inc. *	479	96,202
		97,509
Banks — 1.8%
Bank of America Corp.	1,538	40,511
Citigroup, Inc.	577	22,786
PNC Financial Services Group, Inc. (The)	34	3,892
US Bancorp	63	2,008
Wells Fargo & Co.	857	34,083
		103,280
Beverages — 1.5%
Brown-Forman Corp., Class B	70	3,931
Constellation Brands, Inc., Class A	46	10,771
Keurig Dr Pepper, Inc.	279	8,462
Monster Beverage Corp. *	217	11,089
PepsiCo, Inc.	308	50,290
		84,543
Biotechnology — 3.1%
AbbVie, Inc.	354	49,978
Alnylam Pharmaceuticals, Inc. *	41	6,224
Amgen, Inc.	40	10,228
Biogen, Inc. *	32	7,601
Gilead Sciences, Inc.	364	28,589
Incyte Corp. *	60	3,236
Ionis Pharmaceuticals, Inc. *	44	1,948
Moderna, Inc. *	104	7,900
Regeneron Pharmaceuticals, Inc. *	28	21,837
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
Seagen, Inc. *	41	8,725
Vertex Pharmaceuticals, Inc. *	77	27,882
		174,148
Broadline Retail — 3.1%
Amazon.com, Inc. *	1,238	164,765
eBay, Inc.	160	6,277
Etsy, Inc. *	36	2,243
		173,285
Building Products — 0.5%
Carrier Global Corp.	207	9,866
Hayward Holdings, Inc. *	37	389
Lennox International, Inc.	10	3,705
Masco Corp.	70	3,646
Trane Technologies plc	67	12,751
		30,357
Capital Markets — 4.1%
Ares Management Corp.	44	4,338
Bank of New York Mellon Corp. (The)	213	9,052
BlackRock, Inc.	42	25,716
Blackstone, Inc.	11	1,016
Carlyle Group, Inc. (The)	46	1,267
Charles Schwab Corp. (The)	339	17,642
CME Group, Inc.	107	22,840
FactSet Research Systems, Inc.	8	3,455
Goldman Sachs Group, Inc. (The)	93	28,236
Invesco Ltd.	103	1,336
Jefferies Financial Group, Inc.	56	1,802
KKR & Co., Inc.	112	6,205
Lazard Ltd., Class A	14	389
LPL Financial Holdings, Inc.	19	4,266
MarketAxess Holdings, Inc.	8	1,710
Moody's Corp.	45	13,860
Morgan Stanley	313	22,167
Morningstar, Inc.	9	2,279
MSCI, Inc.	19	8,959
Nasdaq, Inc.	100	4,960
Northern Trust Corp.	52	3,427
Robinhood Markets, Inc., Class A *	194	1,773
S&P Global, Inc.	94	32,835
T. Rowe Price Group, Inc.	66	5,973
Tradeweb Markets, Inc., Class A	39	3,510
XP, Inc., Class A (Brazil)	104	2,080
		231,093
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	137

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Chemicals — 1.3%
Albemarle Corp.	30	3,804
Ashland, Inc.	9	690
Ecolab, Inc.	69	11,574
Element Solutions, Inc.	70	1,276
FMC Corp.	39	2,075
Huntsman Corp.	56	1,307
International Flavors & Fragrances, Inc.	72	4,921
Linde plc	121	46,241
Mosaic Co. (The)	9	292
Scotts Miracle-Gro Co. (The)	12	533
		72,713
Commercial Services & Supplies — 0.6%
Clean Harbors, Inc. *	15	2,305
MSA Safety, Inc.	8	1,263
RB Global, Inc. (Canada)	43	2,812
Republic Services, Inc.	62	9,206
Stericycle, Inc. *	30	1,237
Tetra Tech, Inc.	15	2,264
Waste Management, Inc.	93	15,283
		34,370
Communications Equipment — 1.4%
Arista Networks, Inc. *	75	15,028
Ciena Corp. *	51	2,152
Cisco Systems, Inc.	925	48,220
F5, Inc. *	17	2,577
Motorola Solutions, Inc.	49	13,645
Viasat, Inc. *	30	553
		82,175
Construction & Engineering — 0.1%
AECOM	35	2,679
MasTec, Inc. *	14	832
		3,511
Consumer Finance — 0.7%
Ally Financial, Inc.	79	1,911
American Express Co.	171	24,971
Capital One Financial Corp.	109	11,041
SLM Corp.	61	793
Synchrony Financial	129	3,618
		42,334
Consumer Staples Distribution & Retail — 0.8%
Costco Wholesale Corp.	41	22,650
INVESTMENTS	SHARES	VALUE($)

Consumer Staples Distribution & Retail — continued
Sysco Corp.	7	466
Walmart, Inc.	130	21,243
		44,359
Containers & Packaging — 0.1%
Avery Dennison Corp.	23	4,004
Diversified REITs — 0.1%
WP Carey, Inc.	58	3,112
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	220	3,388
Iridium Communications, Inc.	39	1,445
Verizon Communications, Inc.	268	9,415
		14,248
Electric Utilities — 1.2%
Avangrid, Inc.	30	896
Edison International	107	6,747
Eversource Energy	97	5,218
Exelon Corp.	300	11,682
NextEra Energy, Inc.	569	33,173
PG&E Corp. *	589	9,601
		67,317
Electrical Equipment — 0.7%
AMETEK, Inc.	71	9,995
Eaton Corp. plc	6	1,247
Emerson Electric Co.	172	15,303
Generac Holdings, Inc. *	24	2,018
Plug Power, Inc. *	198	1,166
Rockwell Automation, Inc.	35	9,198
Sunrun, Inc. *	68	656
		39,583
Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	39	7,816
Cognex Corp.	48	1,728
Keysight Technologies, Inc. *	52	6,347
Teledyne Technologies, Inc. *	14	5,244
Trimble, Inc. *	73	3,440
Vontier Corp.	52	1,537
Zebra Technologies Corp., Class A *	12	2,513
		28,625
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Energy Equipment & Services — 0.7%
Halliburton Co.	327	12,864
Schlumberger NV	494	27,496
		40,360
Entertainment — 1.9%
Electronic Arts, Inc.	80	9,903
Liberty Media Corp-Liberty Formula One, Class C *	60	3,881
Netflix, Inc. *	106	43,639
Spotify Technology SA *	44	7,250
Take-Two Interactive Software, Inc. *	49	6,554
Walt Disney Co. (The) *	435	35,492
		106,719
Financial Services — 4.8%
Apollo Global Management, Inc.	130	10,067
Berkshire Hathaway, Inc., Class B *	158	53,930
Block, Inc. *	157	6,319
Fidelity National Information Services, Inc.	182	8,938
Fiserv, Inc. *	181	20,589
Global Payments, Inc.	74	7,860
Jack Henry & Associates, Inc.	25	3,525
Mastercard, Inc., Class A	167	62,851
PayPal Holdings, Inc. *	337	17,457
Toast, Inc., Class A *	106	1,695
Visa, Inc., Class A	314	73,821
Voya Financial, Inc.	35	2,337
Western Union Co. (The)	121	1,366
WEX, Inc. *	13	2,164
		272,919
Food Products — 1.1%
Freshpet, Inc. *	18	1,033
General Mills, Inc.	177	11,548
Hershey Co. (The)	41	7,681
J M Smucker Co. (The)	26	2,960
Kraft Heinz Co. (The)	239	7,519
McCormick & Co., Inc. (Non-Voting)	78	4,984
Mondelez International, Inc., Class A	405	26,815
		62,540
Gas Utilities — 0.1%
Atmos Energy Corp.	37	3,984
National Fuel Gas Co.	32	1,630
UGI Corp.	66	1,373
		6,987
INVESTMENTS	SHARES	VALUE($)

Ground Transportation — 0.6%
Lyft, Inc., Class A *	95	871
Uber Technologies, Inc. *	570	24,670
Union Pacific Corp.	34	7,059
		32,600
Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	130	12,291
Boston Scientific Corp. *	421	21,551
Dexcom, Inc. *	120	10,660
Edwards Lifesciences Corp. *	179	11,406
Hologic, Inc. *	71	4,698
IDEXX Laboratories, Inc. *	24	9,587
Insulet Corp. *	21	2,784
Intuitive Surgical, Inc. *	100	26,222
Medtronic plc	44	3,105
ResMed, Inc.	39	5,508
Stryker Corp.	7	1,891
		109,703
Health Care Providers & Services — 3.8%
Cencora, Inc.	50	9,257
Cigna Group (The)	87	26,900
CVS Health Corp.	376	25,948
Elevance Health, Inc.	66	29,706
Humana, Inc.	33	17,282
McKesson Corp.	41	18,670
Premier, Inc., Class A	39	750
UnitedHealth Group, Inc.	166	88,903
		217,416
Health Care REITs — 0.1%
Medical Properties Trust, Inc.	187	894
Omega Healthcare Investors, Inc.	74	2,449
		3,343
Health Care Technology — 0.0% ^
Certara, Inc. *	33	402
Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A *	118	13,958
Booking Holdings, Inc. *	8	22,317
Chipotle Mexican Grill, Inc. *	8	15,538
Expedia Group, Inc. *	48	4,574
McDonald's Corp.	172	45,093
Planet Fitness, Inc., Class A *	31	1,713
Starbucks Corp.	42	3,874
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	139

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Wendy's Co. (The)	56	1,065
Yum! Brands, Inc.	84	10,152
		118,284
Household Durables — 0.1%
PulteGroup, Inc.	68	5,004
Household Products — 1.8%
Church & Dwight Co., Inc.	70	6,366
Clorox Co. (The)	37	4,355
Colgate-Palmolive Co.	244	18,329
Procter & Gamble Co. (The)	469	70,364
Spectrum Brands Holdings, Inc.	12	904
		100,318
Independent Power and Renewable Electricity Producers — 0.0% ^
Brookfield Renewable Corp.	37	842
Industrial Conglomerates — 0.6%
General Electric Co.	325	35,305
Industrial REITs — 0.5%
Prologis, Inc.	272	27,404
Rexford Industrial Realty, Inc.	66	2,854
		30,258
Insurance — 2.6%
Aflac, Inc.	176	13,747
Allstate Corp. (The)	80	10,250
American International Group, Inc.	214	13,120
Aon plc, Class A	60	18,564
Arch Capital Group Ltd. *	17	1,474
Assurant, Inc.	14	2,085
Assured Guaranty Ltd.	23	1,435
Chubb Ltd.	122	26,184
Everest Group Ltd.	12	4,747
Hartford Financial Services Group, Inc. (The)	93	6,831
Lincoln National Corp.	49	1,067
Marsh & McLennan Cos., Inc.	10	1,897
MetLife, Inc.	197	11,822
Principal Financial Group, Inc.	67	4,535
Progressive Corp. (The)	12	1,897
Prudential Financial, Inc.	107	9,784
RenaissanceRe Holdings Ltd. (Bermuda)	11	2,415
Travelers Cos., Inc. (The)	71	11,888
Unum Group	47	2,298
WR Berkley Corp.	61	4,113
		150,153
INVESTMENTS	SHARES	VALUE($)

Interactive Media & Services — 5.0%
Alphabet, Inc., Class A *	1,539	190,959
Match Group, Inc. *	86	2,976
Meta Platforms, Inc., Class A *	283	85,259
Pinterest, Inc., Class A *	169	5,050
ZoomInfo Technologies, Inc. *	92	1,192
		285,436
IT Services — 1.3%
Accenture plc, Class A	150	44,563
Cloudflare, Inc., Class A *	79	4,478
EPAM Systems, Inc. *	16	3,481
Gartner, Inc. *	18	5,977
Globant SA *	14	2,384
International Business Machines Corp.	51	7,377
Okta, Inc. *	43	2,899
Twilio, Inc., Class A *	54	2,768
		73,927
Leisure Products — 0.1%
Hasbro, Inc.	44	1,987
Peloton Interactive, Inc., Class A *	94	447
YETI Holdings, Inc. *	33	1,403
		3,837
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	81	8,373
Danaher Corp.	105	20,162
ICON plc *	24	5,855
Illumina, Inc. *	52	5,690
IQVIA Holdings, Inc. *	49	8,861
Mettler-Toledo International, Inc. *	2	1,970
Repligen Corp. *	20	2,691
Thermo Fisher Scientific, Inc.	30	13,343
Waters Corp. *	17	4,055
		71,000
Machinery — 2.7%
Caterpillar, Inc.	140	31,647
Deere & Co.	78	28,498
Dover Corp.	37	4,808
Fortive Corp.	101	6,593
Graco, Inc.	52	3,866
IDEX Corp.	17	3,254
Illinois Tool Works, Inc.	91	20,395
Ingersoll Rand, Inc.	127	7,707
Nordson Corp.	19	4,039
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Machinery — continued
Otis Worldwide Corp.	122	9,420
PACCAR, Inc.	153	12,627
Parker-Hannifin Corp.	34	12,543
Xylem, Inc.	76	7,109
		152,506
Media — 0.9%
Comcast Corp., Class A	902	37,244
Fox Corp., Class A	111	3,373
Interpublic Group of Cos., Inc. (The)	116	3,294
Liberty Media Corp-Liberty SiriusXM *	73	1,792
Omnicom Group, Inc.	63	4,719
Sirius XM Holdings, Inc.	195	835
		51,257
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	422	14,255
Newmont Corp.	230	8,618
Royal Gold, Inc.	17	1,774
		24,647
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	181	1,336
Annaly Capital Management, Inc.	143	2,232
		3,568
Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	190	5,107
Consolidated Edison, Inc.	105	9,218
Public Service Enterprise Group, Inc.	152	9,371
Sempra	186	13,026
		36,722
Office REITs — 0.0% ^
Kilroy Realty Corp.	30	857
Oil, Gas & Consumable Fuels — 3.6%
Antero Resources Corp. *	105	3,091
Chevron Corp.	345	50,277
ConocoPhillips	326	38,729
Exxon Mobil Corp.	756	80,022
Hess Corp.	79	11,408
New Fortress Energy, Inc.	19	576
Targa Resources Corp.	72	6,020
Williams Cos., Inc. (The)	361	12,418
		202,541
INVESTMENTS	SHARES	VALUE($)

Personal Care Products — 0.2%
Coty, Inc., Class A *	113	1,059
Estee Lauder Cos., Inc. (The), Class A	71	9,150
		10,209
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	515	26,538
Eli Lilly & Co.	158	87,521
Johnson & Johnson	336	49,842
Merck & Co., Inc.	264	27,113
Pfizer, Inc.	490	14,974
Zoetis, Inc.	7	1,099
		207,087
Professional Services — 1.2%
Automatic Data Processing, Inc.	118	25,750
Booz Allen Hamilton Holding Corp.	37	4,437
Ceridian HCM Holding, Inc. *	42	2,688
Clarivate plc *	142	906
Equifax, Inc.	35	5,935
FTI Consulting, Inc. *	10	2,123
Genpact Ltd.	56	1,878
ManpowerGroup, Inc.	15	1,050
Paychex, Inc.	97	10,772
Robert Half, Inc.	35	2,617
Science Applications International Corp.	12	1,311
TransUnion	59	2,589
Verisk Analytics, Inc.	39	8,867
		70,923
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A *	88	6,102
Jones Lang LaSalle, Inc. *	11	1,407
Zillow Group, Inc., Class C *	64	2,320
		9,829
Residential REITs — 0.4%
American Homes 4 Rent, Class A	93	3,045
AvalonBay Communities, Inc.	37	6,132
Equity LifeStyle Properties, Inc.	52	3,422
Equity Residential	110	6,086
Essex Property Trust, Inc.	15	3,209
UDR, Inc.	94	2,990
		24,884
Retail REITs — 0.6%
Brixmor Property Group, Inc.	89	1,850
Federal Realty Investment Trust	28	2,553
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	141

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Retail REITs — continued
Kimco Realty Corp.	177	3,175
NNN REIT, Inc.	53	1,925
Realty Income Corp.	194	9,192
Regency Centers Corp.	57	3,435
Simon Property Group, Inc.	93	10,220
Spirit Realty Capital, Inc.	46	1,656
		34,006
Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc. *	400	39,400
Analog Devices, Inc.	6	944
Applied Materials, Inc.	247	32,691
Broadcom, Inc.	41	34,496
Enphase Energy, Inc. *	52	4,138
First Solar, Inc. *	37	5,271
Intel Corp.	282	10,293
KLA Corp.	24	11,273
Marvell Technology, Inc.	252	11,899
MKS Instruments, Inc.	18	1,182
NVIDIA Corp.	388	158,226
QUALCOMM, Inc.	60	6,539
Texas Instruments, Inc.	62	8,805
Universal Display Corp.	11	1,531
		326,688
Software — 13.2%
Adobe, Inc. *	101	53,738
ANSYS, Inc. *	27	7,513
Atlassian Corp., Class A *	38	6,864
Autodesk, Inc. *	64	12,648
Bentley Systems, Inc., Class B	59	2,870
Cadence Design Systems, Inc. *	81	19,428
Confluent, Inc., Class A *	50	1,445
Dolby Laboratories, Inc., Class A	24	1,943
Dynatrace, Inc. *	25	1,118
Fortinet, Inc. *	198	11,320
Gen Digital, Inc.	158	2,632
Guidewire Software, Inc. *	30	2,704
Intuit, Inc.	74	36,626
Microsoft Corp.	1,061	358,735
New Relic, Inc. *	18	1,560
Nutanix, Inc., Class A *	66	2,388
Oracle Corp.	259	26,781
Palantir Technologies, Inc., Class A *	551	8,155
Palo Alto Networks, Inc. *	91	22,115
INVESTMENTS	SHARES	VALUE($)

Software — continued
Roper Technologies, Inc.	29	14,168
Salesforce, Inc. *	197	39,563
ServiceNow, Inc. *	61	35,493
Splunk, Inc. *	48	7,064
Synopsys, Inc. *	45	21,125
Tyler Technologies, Inc. *	12	4,475
Unity Software, Inc. *	87	2,207
VMware, Inc., Class A *	210	30,586
Workday, Inc., Class A *	53	11,221
		746,485
Specialized REITs — 0.7%
American Tower Corp.	5	891
Crown Castle, Inc.	131	12,180
CubeSmart	69	2,352
Extra Space Storage, Inc.	54	5,594
Public Storage	41	9,787
Rayonier, Inc.	41	1,035
SBA Communications Corp.	33	6,885
		38,724
Specialty Retail — 2.1%
AutoZone, Inc. *	5	12,386
CarMax, Inc. *	41	2,505
Floor & Decor Holdings, Inc., Class A *	34	2,802
Home Depot, Inc. (The)	205	58,362
Lithia Motors, Inc., Class A	10	2,422
Lowe's Cos., Inc.	35	6,670
Penske Automotive Group, Inc.	6	859
Ross Stores, Inc.	101	11,713
TJX Cos., Inc. (The)	77	6,781
Tractor Supply Co.	31	5,969
Ulta Beauty, Inc. *	11	4,194
Valvoline, Inc.	45	1,335
Wayfair, Inc., Class A *	25	1,065
Williams-Sonoma, Inc.	14	2,103
		119,166
Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc.	2,295	391,917
Textiles, Apparel & Luxury Goods — 1.1%
Capri Holdings Ltd. *	39	1,996
Deckers Outdoor Corp. *	7	4,179
Lululemon Athletica, Inc. *	33	12,985
NIKE, Inc., Class B	346	35,559
Ralph Lauren Corp.	14	1,575
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — continued
Tapestry, Inc.	72	1,984
VF Corp.	111	1,635
		59,913
Trading Companies & Distributors — 0.4%
Air Lease Corp.	34	1,177
United Rentals, Inc.	20	8,125
WESCO International, Inc.	13	1,667
WW Grainger, Inc.	13	9,488
		20,457
Water Utilities — 0.2%
American Water Works Co., Inc.	61	7,176
Essential Utilities, Inc.	69	2,309
Veralto Corp. *	35	2,415
		11,900
Total Common Stocks (Cost $5,845,776)		5,636,482
Short-Term Investments — 0.2%
Investment Companies — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b) (Cost $10,503)	10,503	10,503
Total Investments — 99.5% (Cost $5,856,279)		5,646,985
Other Assets Less Liabilities — 0.5%		26,154
NET ASSETS — 100.0%		5,673,139

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-mini S&P 500 Index	1	12/15/2023	USD	21,050	(743)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	143

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%
Brazil — 8.9%
Alupar Investimento SA	28,473	158,750
Ambev SA	434,367	1,106,217
Auren Energia SA	127,466	339,286
Banco do Brasil SA	129,165	1,239,195
BB Seguridade Participacoes SA	140,359	854,111
Bradespar SA (Preference)	105,905	469,475
Caixa Seguridade Participacoes S/A	108,142	232,296
CCR SA	284,174	678,061
Centrais Eletricas Brasileiras SA	25,998	178,932
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	57,658	667,297
Cia Energetica de Minas Gerais (Preference)	327,246	760,064
Cia Paranaense de Energia (Preference)	427,523	710,595
Cielo SA	463,100	326,078
CPFL Energia SA	76,104	505,825
CSN Mineracao SA	331,782	339,564
CTEEP-Cia de Transmissao de Energia Eletrica Paulista (Preference)	128,446	541,884
Embraer SA *	200,282	697,963
Engie Brasil Energia SA	49,857	390,114
Gerdau SA (Preference)	135,883	589,700
Hypera SA	64,874	390,396
Itau Unibanco Holding SA (Preference)	205,305	1,092,137
Itausa SA (Preference)	384,830	660,243
M Dias Branco SA	21,748	139,933
Metalurgica Gerdau SA (Preference)	176,853	362,703
Neoenergia SA	61,031	211,961
Petroleo Brasileiro SA (Preference)	463,811	3,194,953
Rumo SA	143,560	634,691
Sao Martinho SA	71,966	505,728
Telefonica Brasil SA	85,813	768,645
TIM SA	203,816	614,065
TOTVS SA	21,252	106,729
Transmissora Alianca de Energia Eletrica S/A	79,497	534,211
Vale SA	230,251	3,152,522
WEG SA	133,682	873,139
		24,027,463
Chile — 1.2%
Banco de Chile	5,970,493	613,393
Banco Santander Chile	6,048,872	263,717
Cencosud SA	369,911	599,297
Cia Cervecerias Unidas SA	31,458	178,836
Cia Sud Americana de Vapores SA	6,726,703	373,539
Colbun SA	2,804,233	407,131
INVESTMENTS	SHARES	VALUE($)

Chile — continued
Embotelladora Andina SA (Preference), Class B	123,543	251,227
Empresas CMPC SA	13,918	24,881
Enel Americas SA *	3,807,069	391,341
Enel Chile SA	3,750,365	222,089
		3,325,451
China — 22.8%
3SBio, Inc. (a)	309,500	275,344
Agricultural Bank of China Ltd., Class A	1,718,400	840,479
An Hui Wenergy Co. Ltd., Class A	306,900	265,001
Angang Steel Co. Ltd., Class H	309,800	68,111
Anhui Conch Cement Co. Ltd., Class H	500	1,244
Anhui Expressway Co. Ltd., Class A	279,200	385,581
ANTA Sports Products Ltd.	17,600	199,047
BAIC Motor Corp. Ltd., Class H (a)	524,000	152,924
Bank of Beijing Co. Ltd., Class A	572,800	355,960
Bank of Changsha Co. Ltd., Class A	270,700	271,020
Bank of China Ltd., Class H	6,664,000	2,327,971
Bank of Communications Co. Ltd., Class A	926,900	710,850
Bank of Shanghai Co. Ltd., Class A	416,500	344,469
Baoshan Iron & Steel Co. Ltd., Class A	422,100	359,881
Beijing Enterprises Holdings Ltd.	80,500	268,215
Bosideng International Holdings Ltd.	744,000	293,753
BYD Electronic International Co. Ltd.	110,500	461,284
CGN Power Co. Ltd., Class H (a)	2,719,000	653,396
China CITIC Bank Corp. Ltd., Class H	1,835,000	818,609
China Coal Energy Co. Ltd., Class H	469,000	368,384
China Communications Services Corp. Ltd., Class H	774,000	316,586
China Construction Bank Corp., Class H	3,076,000	1,739,657
China Everbright Bank Co. Ltd., Class H	509,000	145,191
China Feihe Ltd. (a)	403,000	250,413
China International Marine Containers Group Co. Ltd., Class A	323,200	291,350
China Lesso Group Holdings Ltd.	226,000	121,356
China Medical System Holdings Ltd.	353,000	564,482
China Merchants Energy Shipping Co. Ltd., Class A	320,800	280,936
China Merchants Port Group Co. Ltd., Class A	72,800	155,710
China Merchants Port Holdings Co. Ltd.	304,000	386,972
China Minsheng Banking Corp. Ltd., Class H	792,800	263,575
China National Accord Medicines Corp. Ltd., Class A	43,700	171,444
China National Building Material Co. Ltd., Class H	604,250	287,621
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
China National Chemical Engineering Co. Ltd., Class A	133,100	126,966
China National Medicines Corp. Ltd., Class A	65,300	255,956
China Petroleum & Chemical Corp., Class H	1,598,000	817,278
China Resources Cement Holdings Ltd.	128,000	32,912
China Resources Pharmaceutical Group Ltd. (a)	451,500	280,470
China Resources Power Holdings Co. Ltd.	288,000	558,113
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	69,500	408,345
China Shenhua Energy Co. Ltd., Class H	426,000	1,305,678
China South Publishing & Media Group Co. Ltd., Class A	320,000	493,429
China United Network Communications Ltd., Class A	738,100	448,336
China Yangtze Power Co. Ltd., Class A	123,000	378,187
Chinese Universe Publishing and Media Group Co. Ltd., Class A	257,000	404,975
Chongqing Changan Automobile Co. Ltd., Class A	209,930	433,003
Chongqing Rural Commercial Bank Co. Ltd., Class H	728,000	275,607
CITIC Ltd.	717,000	609,406
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	110,000	116,659
COSCO SHIPPING Holdings Co. Ltd., Class H	569,850	579,559
COSCO SHIPPING Ports Ltd.	354,000	213,565
CSG Holding Co. Ltd., Class A	195,700	144,189
CSPC Pharmaceutical Group Ltd.	264,000	230,596
Daqin Railway Co. Ltd., Class A	384,000	377,076
Datang International Power Generation Co. Ltd., Class H	424,000	63,990
Dong-E-E-Jiao Co. Ltd., Class A	44,500	281,364
Dongfeng Motor Group Co. Ltd., Class H	248,000	109,176
Dongguan Development Holdings Co. Ltd., Class A	189,000	232,370
ENN Energy Holdings Ltd.	94,000	712,064
Fosun International Ltd.	43,076	25,809
Foxconn Industrial Internet Co. Ltd., Class A	161,800	324,921
Fujian Sunner Development Co. Ltd., Class A	77,500	189,980
G-bits Network Technology Xiamen Co. Ltd., Class A	5,600	202,876
GD Power Development Co. Ltd., Class A	831,300	412,159
Great Wall Motor Co. Ltd., Class H	444,500	621,363
Gree Electric Appliances, Inc. of Zhuhai, Class A	71,900	332,374
INVESTMENTS	SHARES	VALUE($)

China — continued
Guangdong Baolihua New Energy Stock Co. Ltd., Class A	511,200	336,975
Guangxi Guiguan Electric Power Co. Ltd., Class A	404,400	302,025
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	72,000	191,542
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	20,500	117,363
Haitian International Holdings Ltd.	159,000	379,308
Heilongjiang Agriculture Co. Ltd., Class A	244,700	424,679
Henan Shuanghui Investment & Development Co. Ltd., Class A	16,500	58,861
Hengan International Group Co. Ltd.	72,000	241,149
HLA Group Corp. Ltd.	282,700	286,458
Hopson Development Holdings Ltd. *	60,823	35,614
Huabao Flavours & Fragrances Co. Ltd., Class A	58,100	176,255
Huadian Power International Corp. Ltd., Class H	1,004,000	403,132
Huaibei Mining Holdings Co. Ltd., Class A	152,200	304,063
Huapont Life Sciences Co. Ltd., Class A	417,600	276,533
Huaxia Bank Co. Ltd., Class A	453,500	346,029
Huaxin Cement Co. Ltd., Class H	200,500	191,205
Huayu Automotive Systems Co. Ltd., Class A	93,200	222,778
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	97,900	361,493
Hunan Valin Steel Co. Ltd., Class A	308,200	244,730
Industrial & Commercial Bank of China Ltd., Class H	4,033,000	1,932,794
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	231,616	429,436
Inner Mongolia ERDOS Resources Co. Ltd., Class A	175,880	224,146
Inner Mongolia Yitai Coal Co. Ltd., Class B *	417,200	572,594
Jiangling Motors Corp. Ltd., Class A	110,400	244,998
Jiangsu Expressway Co. Ltd., Class A	159,700	214,241
Jiangsu Financial Leasing Co. Ltd., Class A	467,700	304,598
Jiangsu Hengli Hydraulic Co. Ltd., Class A	46,456	356,341
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	206,300	270,013
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	76,900	352,450
Jiangsu Zhongtian Technology Co. Ltd., Class A	172,900	330,040
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	168,700	272,482
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	145

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Jointo Energy Investment Co. Ltd. Hebei, Class A	317,300	229,659
Jointown Pharmaceutical Group Co. Ltd., Class A	308,300	298,962
Joyoung Co. Ltd., Class A	51,871	94,352
JOYY, Inc., ADR	6,440	250,645
Kingboard Holdings Ltd.	172,500	420,085
KingClean Electric Co. Ltd., Class A	83,018	259,827
Kunlun Energy Co. Ltd.	420,000	349,904
Kweichow Moutai Co. Ltd., Class A	8,100	1,859,288
Lao Feng Xiang Co. Ltd., Class A	18,200	154,253
Li Ning Co. Ltd.	89,000	272,732
Livzon Pharmaceutical Group, Inc., Class A	54,200	258,436
Maanshan Iron & Steel Co. Ltd., Class H	238,000	39,249
Metallurgical Corp. of China Ltd., Class A	494,400	222,968
Nanjing Iron & Steel Co. Ltd., Class A	620,700	321,238
New China Life Insurance Co. Ltd., Class A	56,500	257,347
Ningbo Sanxing Medical Electric Co. Ltd., Class A	145,600	323,626
Offshore Oil Engineering Co. Ltd., Class A	264,100	223,633
PetroChina Co. Ltd., Class A	395,000	383,488
Ping An Insurance Group Co. of China Ltd., Class H	84,000	426,088
Postal Savings Bank of China Co. Ltd., Class A	540,800	336,690
Qingdao Port International Co. Ltd., Class A	358,900	292,784
Qinhuangdao Port Co. Ltd., Class A	726,900	294,031
Shaanxi Coal Industry Co. Ltd., Class A	235,100	577,676
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	85,600	202,257
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	98,540	431,946
Shandong Publishing & Media Co. Ltd., Class A	399,800	449,723
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	313,200	290,710
Shanghai International Port Group Co. Ltd., Class A	422,000	287,469
Shanghai Mechanical and Electrical Industry Co. Ltd., Class A	138,300	235,744
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	29,400	42,771
Shanghai Rural Commercial Bank Co. Ltd., Class A	370,800	301,078
Shanghai Tunnel Engineering Co. Ltd., Class A	374,000	286,919
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class A	26,000	37,959
Shanxi Coal International Energy Group Co. Ltd., Class A	121,800	270,493
INVESTMENTS	SHARES	VALUE($)

China — continued
Shanxi Coking Coal Energy Group Co. Ltd., Class A	166,900	196,746
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	136,300	353,411
Shenzhen Jinjia Group Co. Ltd., Class A	86,300	69,111
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	14,200	553,168
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	68,400	303,477
Shenzhen Transsion Holdings Co. Ltd., Class A	18,820	344,700
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	85,200	318,956
Sinoma International Engineering Co., Class A	130,800	175,792
Sinopharm Group Co. Ltd., Class H	141,200	337,649
Sinotrans Ltd., Class A	394,300	235,963
Sinotruk Hong Kong Ltd.	217,000	408,720
Skyworth Digital Co. Ltd., Class A	110,500	181,720
Tangshan Jidong Cement Co. Ltd., Class A	145,000	141,294
TangShan Port Group Co. Ltd., Class A	1,151,800	558,792
Tasly Pharmaceutical Group Co. Ltd., Class A	151,800	306,276
Tian Di Science & Technology Co. Ltd., Class A	544,200	382,510
Tianhe Chemicals Group Ltd. ‡ *	20,000	—
Triangle Tyre Co. Ltd., Class A	136,000	276,570
Wanxiang Qianchao Co. Ltd., Class A	750,300	528,714
Weichai Power Co. Ltd., Class A	203,156	384,816
Wuliangye Yibin Co. Ltd., Class A	32,800	696,865
Xiamen C & D, Inc., Class A	187,300	249,445
Xinhua Winshare Publishing and Media Co. Ltd., Class A	256,700	447,505
Yangzijiang Shipbuilding Holdings Ltd.	659,800	699,377
Yankuang Energy Group Co. Ltd., Class H	476,000	826,697
Yintai Gold Co. Ltd., Class A	221,620	408,657
Yuexiu Property Co. Ltd.	127,400	132,516
Yunnan Baiyao Group Co. Ltd., Class A	30,560	211,634
Yutong Bus Co. Ltd., Class A	168,300	312,738
Zhejiang Conba Pharmaceutical Co. Ltd., Class A	405,300	289,248
Zhejiang Expressway Co. Ltd., Class H	428,000	322,171
Zhejiang Hisoar Pharmaceutical Co. Ltd., Class A	209,900	206,115
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	149,480	545,268
Zhejiang Semir Garment Co. Ltd., Class A	339,200	282,056
Zhejiang Weixing New Building Materials Co. Ltd., Class A	93,897	210,940
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	234,300	395,261
Zhongjin Gold Corp. Ltd., Class A	198,100	293,528
Zhongsheng Group Holdings Ltd.	78,500	181,280
Zijin Mining Group Co. Ltd., Class H	404,000	624,952
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	512,600	266,491
		61,445,051
Colombia — 0.2%
Bancolombia SA (Preference)	64,377	412,914
Grupo Aval Acciones y Valores SA (Preference)	512,697	57,298
		470,212
Czech Republic — 0.5%
CEZ A/S	24,751	1,059,074
Moneta Money Bank A/S (a)	65,436	252,987
		1,312,061
Egypt — 0.2%
Commercial International Bank Egypt SAE	246,288	481,121
Greece — 1.7%
Eurobank Ergasias Services and Holdings SA *	213,849	349,541
Hellenic Telecommunications Organization SA	51,347	719,700
JUMBO SA	27,357	719,609
Motor Oil Hellas Corinth Refineries SA	10,042	239,072
Mytilineos SA	22,482	832,111
National Bank of Greece SA *	72,026	412,518
OPAP SA	47,489	804,382
Piraeus Financial Holdings SA *	149,524	443,211
		4,520,144
Hong Kong — 0.1%
Kingboard Laminates Holdings Ltd.	260,000	243,826
Hungary — 0.6%
Magyar Telekom Telecommunications plc	148,542	230,960
MOL Hungarian Oil & Gas plc	67,395	536,252
Richter Gedeon Nyrt.	32,101	752,680
		1,519,892
India — 10.9%
Adani Power Ltd. *	137,835	601,030
Aurobindo Pharma Ltd.	21,927	223,750
Bajaj Auto Ltd.	13,439	857,285
Bajaj Holdings & Investment Ltd.	1,337	111,233
Bharat Petroleum Corp. Ltd.	58,691	246,042
INVESTMENTS	SHARES	VALUE($)

India — continued
Castrol India Ltd.	20,465	33,469
Cipla Ltd.	55,028	793,236
Colgate-Palmolive India Ltd.	8,810	223,679
Dabur India Ltd.	69,745	443,064
Divi's Laboratories Ltd.	11,541	469,679
Dr Reddy's Laboratories Ltd.	10,714	691,531
GAIL India Ltd.	107,552	154,425
Glenmark Pharmaceuticals Ltd.	12,915	116,057
HCL Technologies Ltd.	72,636	1,114,122
Hindalco Industries Ltd.	27,922	154,123
Hindustan Petroleum Corp. Ltd. *	29,003	86,287
Hindustan Unilever Ltd.	90,743	2,708,078
Hindustan Zinc Ltd.	19,854	70,500
ICICI Lombard General Insurance Co. Ltd. (a)	3,918	64,664
Indian Oil Corp. Ltd.	145,837	157,101
Indus Towers Ltd. *	117,727	243,621
Infosys Ltd.	253,360	4,166,700
ITC Ltd.	348,413	1,793,470
Jindal Steel & Power Ltd.	28,354	215,892
Jio Financial Services Ltd. *	71,435	187,899
JSW Steel Ltd.	45,206	399,986
Mphasis Ltd.	2,146	54,788
Nestle India Ltd.	3,338	971,989
NHPC Ltd.	346,874	209,178
NMDC Ltd.	157,726	292,310
NTPC Ltd.	278,668	789,509
Oil & Natural Gas Corp. Ltd.	222,604	498,096
Oil India Ltd.	23,861	85,748
Petronet LNG Ltd.	86,821	208,107
Piramal Enterprises Ltd.	7,337	85,982
Power Grid Corp. of India Ltd.	227,348	552,169
REC Ltd.	145,788	503,917
Reliance Industries Ltd.	75,157	2,066,651
Steel Authority of India Ltd.	100,758	101,522
Sun Pharmaceutical Industries Ltd.	49,472	646,805
Tata Consultancy Services Ltd.	59,505	2,408,976
Tata Motors Ltd.	54,668	412,908
Tata Power Co. Ltd. (The)	281,094	808,740
Tata Steel Ltd.	587,213	837,945
Titan Co. Ltd.	16,892	647,568
Torrent Power Ltd.	16,195	141,473
United Breweries Ltd.	3,415	66,277
UPL Ltd.	32,476	210,865
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	147

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
India — continued
Vedanta Ltd.	151,324	393,795
Zydus Lifesciences Ltd.	19,138	131,873
		29,454,114
Indonesia — 4.3%
Adaro Energy Indonesia Tbk. PT	4,010,200	647,043
Astra International Tbk. PT	2,557,500	930,366
Bank Central Asia Tbk. PT	3,163,500	1,742,837
Bank Mandiri Persero Tbk. PT	3,425,400	1,223,731
Bank Rakyat Indonesia Persero Tbk. PT	2,286,400	714,920
Bukit Asam Tbk. PT	2,602,500	406,308
Charoen Pokphand Indonesia Tbk. PT *	489,900	178,874
Gudang Garam Tbk. PT	201,500	295,242
Hanjaya Mandala Sampoerna Tbk. PT	4,684,300	268,348
Indofood CBP Sukses Makmur Tbk. PT	717,600	467,558
Indofood Sukses Makmur Tbk. PT	1,393,000	583,185
Kalbe Farma Tbk. PT	5,155,000	548,258
Perusahaan Gas Negara Tbk. PT	5,229,800	413,486
Sarana Menara Nusantara Tbk. PT	5,321,900	298,475
Sumber Alfaria Trijaya Tbk. PT	1,789,600	325,587
Telkom Indonesia Persero Tbk. PT	5,705,600	1,250,758
Unilever Indonesia Tbk. PT	1,505,900	343,176
United Tractors Tbk. PT	297,400	470,638
Vale Indonesia Tbk. PT	447,800	139,557
XL Axiata Tbk. PT	2,591,700	370,473
		11,618,820
Kuwait — 1.5%
Agility Public Warehousing Co. KSC *	79,145	134,758
Humansoft Holding Co. KSC	35,203	345,830
Kuwait Finance House KSCP	423,744	937,483
Mobile Telecommunications Co. KSCP	493,551	767,804
National Bank of Kuwait SAKP	688,495	1,951,715
		4,137,590
Malaysia — 2.1%
Astro Malaysia Holdings Bhd.	664,500	57,880
Axiata Group Bhd.	434,400	198,756
CELCOMDIGI Bhd.	505,700	448,969
Hong Leong Financial Group Bhd.	15,800	58,232
IHH Healthcare Bhd.	104,600	131,670
Kuala Lumpur Kepong Bhd.	37,900	174,952
Malayan Banking Bhd.	72,508	137,298
Maxis Bhd.	628,200	522,342
Nestle Malaysia Bhd.	11,600	301,412
Petronas Chemicals Group Bhd.	372,900	575,014
INVESTMENTS	SHARES	VALUE($)

Malaysia — continued
Petronas Gas Bhd.	185,900	671,105
PPB Group Bhd.	168,460	536,724
RHB Bank Bhd.	155,800	182,489
Telekom Malaysia Bhd.	423,300	450,614
Tenaga Nasional Bhd.	442,800	920,080
YTL Corp. Bhd.	931,100	285,619
		5,653,156
Mexico — 7.5%
Alfa SAB de CV, Class A	1,033,415	641,979
America Movil SAB de CV	2,316,261	1,915,550
Arca Continental SAB de CV	95,785	859,510
Banco del Bajio SA (a)	149,015	453,682
Cemex SAB de CV *	1,564,695	936,439
Coca-Cola Femsa SAB de CV	109,413	831,779
Controladora AXTEL SAB de CV *	1,041,949	13,292
El Puerto de Liverpool SAB de CV, Class C1	63,546	323,528
Fibra Uno Administracion SA de CV, REIT	628,296	955,216
Fomento Economico Mexicano SAB de CV	76,736	867,595
Gruma SAB de CV, Class B	49,817	867,687
Grupo Aeroportuario del Centro Norte SAB de CV	71,900	551,184
Grupo Aeroportuario del Pacifico SAB de CV, Class B	62,638	731,304
Grupo Aeroportuario del Sureste SAB de CV, Class B	37,112	802,800
Grupo Bimbo SAB de CV	291,410	1,182,838
Grupo Carso SAB de CV	65,440	419,449
Grupo Financiero Banorte SAB de CV, Class O	301,399	2,441,584
Grupo Mexico SAB de CV	209,432	869,720
Kimberly-Clark de Mexico SAB de CV, Class A	204,725	375,180
Megacable Holdings SAB de CV	149,728	293,576
Orbia Advance Corp. SAB de CV	327,077	530,827
Promotora y Operadora de Infraestructura SAB de CV	63,445	522,826
Qualitas Controladora SAB de CV	45,945	379,787
Regional SAB de CV	56,270	426,465
Wal-Mart de Mexico SAB de CV	561,942	2,013,503
		20,207,300
Pakistan — 0.1%
Oil & Gas Development Co. Ltd.	968,242	344,930
Philippines — 0.3%
Globe Telecom, Inc.	3,178	98,577
Manila Electric Co.	66,450	415,752
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Philippines — continued
PLDT, Inc.	13,315	284,516
Puregold Price Club, Inc.	38,700	18,484
		817,329
Qatar — 1.7%
Commercial Bank PSQC (The)	170,929	240,643
Industries Qatar QSC	244,480	821,293
Mesaieed Petrochemical Holding Co.	341,971	149,589
Ooredoo QPSC	259,363	704,504
Qatar Electricity & Water Co. QSC	125,261	569,128
Qatar Fuel QSC	63,704	259,820
Qatar Gas Transport Co. Ltd.	745,360	720,590
Qatar International Islamic Bank QSC	51,489	130,808
Qatar Islamic Bank SAQ	123,927	592,236
Qatar Navigation QSC	108,116	268,054
		4,456,665
Romania — 0.1%
NEPI Rockcastle NV	52,593	284,052
Russia — 0.1%
Alrosa PJSC ‡	200,448	4,122
Federal Grid Co. - Rosseti PJSC ‡ *	127,925,624	2,782
Federal Grid Co. - ROSSETI PUBLIC JOINT-STOCK COMPANY ‡ *	42,872,768	839
Inter RAO UES PJSC ‡	6,142,220	4,185
LUKOIL PJSC ‡	17,853	21,998
M.Video PJSC ‡ *	8,526	539
Magnit PJSC ‡	7,858	5,824
Magnitogorsk Iron & Steel Works PJSC ‡ *	334,440	3,866
MMC Norilsk Nickel PJSC ‡ *	3,087	14,762
Mobile TeleSystems PJSC ‡	120,496	6,770
Novolipetsk Steel PJSC ‡ *	155,019	6,950
PhosAgro PJSC ‡	1,940	2,387
Rostelecom PJSC ‡ *	157,186	2,668
RusHydro PJSC ‡	35,715,691	5,977
Sberbank of Russia PJSC ‡	537,391	16,767
Severstal PAO ‡ *	20,498	6,910
Sistema PJSFC ‡	308,352	918
Surgutneftegas PJSC (Preference) ‡	655,737	4,970
Tatneft PJSC ‡	17,275	1,549
Unipro PJSC ‡ *	4,941,067	1,948
		116,731
Saudi Arabia — 4.8%
Abdullah Al Othaim Markets Co.	111,481	387,351
Almarai Co. JSC	28,098	418,669
INVESTMENTS	SHARES	VALUE($)

Saudi Arabia — continued
Arab National Bank	29,724	188,251
Arabian Centres Co. Ltd.	24,977	133,553
Arabian Internet & Communications Services Co.	8,091	675,335
Dr Sulaiman Al Habib Medical Services Group Co.	15,040	1,010,215
Elm Co.	4,590	857,903
Etihad Etisalat Co.	77,948	957,832
Mouwasat Medical Services Co.	823	21,937
Riyad Bank	12,238	86,608
SABIC Agri-Nutrients Co.	26,240	936,848
Sahara International Petrochemical Co.	59,191	509,837
Saudi Airlines Catering Co.	23,129	643,637
Saudi Arabian Mining Co. *	44,951	430,685
Saudi Arabian Oil Co. (a)	252,784	2,245,824
Saudi Cement Co.	32,869	435,398
Saudi Electricity Co.	141,270	670,714
Saudi Investment Bank (The)	83,305	326,543
Saudi Telecom Co.	160,430	1,643,464
Yanbu Cement Co.	48,093	413,423
		12,994,027
South Africa — 3.1%
African Rainbow Minerals Ltd.	41,439	341,473
Anglo American Platinum Ltd.	5,753	192,217
Aspen Pharmacare Holdings Ltd.	19,632	178,323
Bid Corp. Ltd.	26,791	568,364
Bidvest Group Ltd. (The)	65,761	930,833
Exxaro Resources Ltd.	57,833	580,464
Impala Platinum Holdings Ltd.	101,100	421,141
Investec Ltd.	63,757	348,829
MTN Group Ltd.	216,340	1,056,076
MultiChoice Group *	97,927	366,803
Nedbank Group Ltd.	65,051	700,055
Pepkor Holdings Ltd. (a)	115,266	105,139
Shoprite Holdings Ltd.	27,772	355,884
Sibanye Stillwater Ltd.	246,224	314,072
Tiger Brands Ltd.	48,526	449,261
Vodacom Group Ltd.	115,558	629,082
Woolworths Holdings Ltd.	213,085	793,345
		8,331,361
Taiwan — 11.4%
Accton Technology Corp.	78,000	1,208,553
Asia Cement Corp.	153,000	188,936
Capital Securities Corp.	773,000	340,713
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	149

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Taiwan — continued
Catcher Technology Co. Ltd.	86,000	482,451
Cheng Shin Rubber Industry Co. Ltd.	551,000	752,965
Chicony Electronics Co. Ltd.	58,551	225,407
China Airlines Ltd.	888,000	532,317
China Motor Corp.	143,000	383,403
China Steel Corp.	256,000	190,990
Chunghwa Telecom Co. Ltd.	451,000	1,613,021
CTBC Financial Holding Co. Ltd.	2,225,395	1,675,952
E.Sun Financial Holding Co. Ltd.	1,335,244	983,860
Eclat Textile Co. Ltd.	31,000	493,404
Eva Airways Corp.	534,000	452,840
Evergreen Marine Corp. Taiwan Ltd.	151,800	505,157
Far Eastern New Century Corp.	510,000	464,667
Far EasTone Telecommunications Co. Ltd.	288,000	674,619
Feng TAY Enterprise Co. Ltd.	88,960	491,221
First Financial Holding Co. Ltd.	1,286,087	1,029,058
Formosa Chemicals & Fibre Corp.	313,000	588,902
Formosa Taffeta Co. Ltd.	294,000	228,679
Fubon Financial Holding Co. Ltd.	277,444	515,933
Hotai Motor Co. Ltd.	9,360	174,650
Largan Precision Co. Ltd.	16,000	1,024,750
Lite-On Technology Corp.	297,000	924,713
Mega Financial Holding Co. Ltd.	1,319,101	1,496,829
Nan Ya Plastics Corp.	661,000	1,264,706
Nien Made Enterprise Co. Ltd.	55,000	486,604
Novatek Microelectronics Corp.	17,000	239,412
Pou Chen Corp.	684,000	609,692
President Chain Store Corp.	107,000	851,116
SinoPac Financial Holdings Co. Ltd.	1,976,500	1,090,071
Taiwan Cooperative Financial Holding Co. Ltd.	1,214,609	943,225
Taiwan Fertilizer Co. Ltd.	319,000	584,492
Taiwan Mobile Co. Ltd.	311,000	919,088
Taiwan Semiconductor Manufacturing Co. Ltd.	176,000	2,874,523
Uni-President Enterprises Corp.	630,000	1,321,708
Yang Ming Marine Transport Corp.	224,000	291,957
Yuanta Financial Holding Co. Ltd.	1,723,746	1,295,080
Yulon Motor Co. Ltd.	143,000	328,410
		30,744,074
Thailand — 3.7%
Advanced Info Service PCL	177,400	1,086,559
Bangkok Bank PCL	110,100	481,555
Bangkok Dusit Medical Services PCL, Class F	1,174,700	865,112
Banpu PCL	1,889,100	399,323
Bumrungrad Hospital PCL	91,000	657,703
INVESTMENTS	SHARES	VALUE($)

Thailand — continued
Central Retail Corp. PCL, NVDR	421,400	430,978
CP ALL PCL, NVDR	210,200	323,050
CP Axtra PCL, NVDR	143,000	112,433
Digital Telecommunications Infrastructure Fund, Class F	1,404,100	314,475
Electricity Generating PCL	93,600	317,731
Home Product Center PCL	1,210,500	400,776
Intouch Holdings PCL, NVDR	255,500	504,681
Krung Thai Bank PCL	1,516,900	793,133
Minor International PCL, NVDR	588,300	458,451
Osotspa PCL, NVDR	299,800	196,048
PTT Exploration & Production PCL	235,500	1,075,489
PTT PCL, NVDR	301,800	279,344
Ratch Group PCL	356,600	319,937
Thai Oil PCL	270,100	353,643
Thai Union Group PCL, Class F	394,300	148,097
TMBThanachart Bank PCL, NVDR	9,155,600	425,314
True Corp. PCL, NVDR	671,100	113,179
		10,057,011
Turkey — 9.3%
AG Anadolu Grubu Holding A/S	79,653	577,725
Akbank TAS	773,722	804,889
Akcansa Cimento A/S	80,882	481,535
Aksa Enerji Uretim A/S	267,752	331,295
Alarko Holding A/S	129,773	464,142
Alfa Solar Enerji Sanayi ve Ticaret A/S	102,854	451,451
Anadolu Efes Biracilik ve Malt Sanayii A/S	153,159	540,019
Aselsan Elektronik Sanayi ve Ticaret A/S	487,327	711,392
Aygaz A/S	73,366	355,959
Bera Holding AS	561,607	339,313
BIM Birlesik Magazalar A/S	94,894	911,436
Cimsa Cimento Sanayi ve Ticaret A/S	529,094	686,794
Coca-Cola Icecek A/S	42,393	551,505
Dogan Sirketler Grubu Holding A/S	1,158,351	559,557
Dogus Otomotiv Servis ve Ticaret A/S	58,087	509,711
EGE Endustri ve Ticaret A/S	782	244,663
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	297,272	460,616
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	923,902	214,017
Enerjisa Enerji A/S (a)	306,157	525,646
Enka Insaat ve Sanayi A/S	466,018	499,985
Ford Otomotiv Sanayi A/S	21,572	598,959
Haci Omer Sabanci Holding A/S	317,512	599,836
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Turkey — continued
Is Yatirim Menkul Degerler A/S	315,634	472,795
Kimteks Poliuretan Sanayi ve Ticaret A/S	136,349	349,067
KOC Holding A/S	176,154	852,071
Kontrolmatik Enerji ve Muhendislik A/S	48,008	445,001
Koza Altin Isletmeleri A/S	581,802	451,155
Koza Anadolu Metal Madencilik Isletmeleri A/S *	244,416	454,347
Mavi Giyim Sanayi ve Ticaret A/S, Class B (a)	111,064	374,537
Migros Ticaret A/S	50,321	600,065
MLP Saglik Hizmetleri A/S * (a)	93,795	506,414
Nuh Cimento Sanayi A/S	28,239	341,031
ODAS Elektrik Uretim ve Sanayi Ticaret A/S *	940,653	392,281
Otokar Otomotiv ve Savunma Sanayi AS *	6,377	89,960
Oyak Cimento Fabrikalari A/S *	255,947	644,855
Pegasus Hava Tasimaciligi A/S *	15,103	375,985
Qua Granite Hayal *	129,792	25,299
Sok Marketler Ticaret A/S	214,858	454,177
Tekfen Holding A/S	236,716	341,375
Tofas Turk Otomobil Fabrikasi A/S	64,016	544,105
Torunlar Gayrimenkul Yatirim Ortakligi A/S, REIT	187,680	222,014
Turk Hava Yollari AO *	105,510	809,602
Turk Telekomunikasyon A/S *	623,457	422,914
Turk Traktor ve Ziraat Makineleri A/S	18,512	473,794
Turkcell Iletisim Hizmetleri A/S *	362,005	613,584
Turkiye Is Bankasi A/S, Class C	973,890	723,906
Turkiye Petrol Rafinerileri A/S	149,464	749,866
Turkiye Sise ve Cam Fabrikalari A/S	352,985	591,418
Ulker Biskuvi Sanayi A/S *	166,786	426,988
Yapi ve Kredi Bankasi A/S	1,210,834	738,988
Zorlu Enerji Elektrik Uretim A/S *	1,253,768	234,645
		25,142,684
United Arab Emirates — 2.4%
Abu Dhabi Commercial Bank PJSC	422,811	924,359
Abu Dhabi Islamic Bank PJSC	216,476	607,052
Abu Dhabi Ports Co. PJSC *	348,321	566,152
Air Arabia PJSC	700,630	499,769
Aldar Properties PJSC	587,072	831,139
Dubai Islamic Bank PJSC	432,843	636,362
Emirates Telecommunications Group Co. PJSC	180,576	907,551
Multiply Group PJSC *	810,488	751,005
National Marine Dredging Co. *	68,712	406,323
Salik Co. PJSC	351,528	305,302
		6,435,014
INVESTMENTS	SHARES	VALUE($)

United States — 0.3%
JBS SA	172,128	685,200
Total Common Stocks (Cost $271,012,781)		268,825,279
Total Investments — 99.8% (Cost $271,012,781)		268,825,279
Other Assets Less Liabilities — 0.2%		673,623
NET ASSETS — 100.0%		269,498,902

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	151

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	16.3%
Oil, Gas & Consumable Fuels	8.2
Metals & Mining	5.3
Wireless Telecommunication Services	4.5
Food Products	3.8
Electric Utilities	3.6
Diversified Telecommunication Services	3.5
IT Services	3.5
Industrial Conglomerates	3.4
Pharmaceuticals	3.3
Beverages	3.0
Transportation Infrastructure	2.9
Independent Power and Renewable Electricity Producers	2.8
Consumer Staples Distribution & Retail	2.8
Chemicals	2.5
Machinery	1.9
Construction Materials	1.8
Automobiles	1.8
Health Care Providers & Services	1.7
Personal Care Products	1.5
Textiles, Apparel & Luxury Goods	1.5
Semiconductors & Semiconductor Equipment	1.3
Specialty Retail	1.1
Gas Utilities	1.1
Financial Services	1.1
Media	1.0
Insurance	1.0
Passenger Airlines	1.0
Others (each less than 1.0%)	12.8
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	12	12/15/2023	USD	551,280	(24,505)

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	153

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.2%
Australia — 11.0%
AGL Energy Ltd.	209,371	1,431,249
Altium Ltd.	25,018	631,042
Alumina Ltd. *	474,971	236,030
Ampol Ltd.	49,343	1,000,565
Ansell Ltd.	53,389	721,329
ANZ Group Holdings Ltd.	24,986	394,004
APA Group	156,134	818,445
Aurizon Holdings Ltd.	124,023	270,136
BHP Group Ltd.	43,397	1,228,460
BlueScope Steel Ltd.	5,669	67,957
carsales.com Ltd.	21,346	376,272
Charter Hall Group, REIT	37,570	208,137
Cochlear Ltd.	6,735	1,032,301
Coles Group Ltd.	144,918	1,406,529
CSR Ltd.	259,825	928,405
Dexus, REIT	212,187	876,373
EBOS Group Ltd.	11,182	228,272
Fortescue Metals Group Ltd.	78,673	1,119,189
Glencore plc	228,210	1,208,790
Goodman Group, REIT	13,267	175,548
GPT Group (The), REIT	409,029	943,969
Harvey Norman Holdings Ltd. (a)	250,587	585,739
Iluka Resources Ltd.	32,562	150,363
Incitec Pivot Ltd.	253,741	442,952
JB Hi-Fi Ltd.	36,918	1,061,206
Lottery Corp. Ltd. (The)	314,749	908,545
Metcash Ltd.	343,230	803,788
Mirvac Group, REIT	198,708	230,552
New Hope Corp. Ltd.	202,449	745,031
Origin Energy Ltd.	264,160	1,532,353
Pilbara Minerals Ltd. (a)	108,453	254,756
Ramsay Health Care Ltd.	17,571	544,070
REA Group Ltd.	3,050	280,004
Rio Tinto Ltd.	15,278	1,141,238
Rio Tinto plc	23,346	1,489,487
Santos Ltd.	252,249	1,230,839
Sonic Healthcare Ltd.	55,960	1,024,687
South32 Ltd.	336,404	719,697
Stockland, REIT	388,401	876,599
Tabcorp Holdings Ltd.	660,627	325,973
Telstra Group Ltd.	574,997	1,394,299
Treasury Wine Estates Ltd.	86,721	668,112
Vicinity Ltd., REIT	858,944	930,349
Wesfarmers Ltd.	39,295	1,264,271
INVESTMENTS	SHARES	VALUE($)

Australia — continued
Whitehaven Coal Ltd.	269,501	1,269,427
WiseTech Global Ltd.	18,679	695,443
Woodside Energy Group Ltd.	56,068	1,221,150
Woolworths Group Ltd.	60,649	1,357,614
Yancoal Australia Ltd. (a)	97,401	299,092
		38,750,638
Austria — 0.5%
Mondi plc	73,244	1,184,760
OMV AG	15,152	664,539
		1,849,299
Belgium — 0.2%
Anheuser-Busch InBev SA	4,254	242,044
D'ieteren Group	764	113,485
Solvay SA	4,088	432,166
		787,695
Brazil — 0.3%
Yara International ASA	29,271	957,804
Burkina Faso — 0.1%
Endeavour Mining plc	20,700	427,085
Cambodia — 0.0% ^
NagaCorp Ltd. *	72,945	31,334
Chile — 0.3%
Antofagasta plc	68,101	1,113,556
China — 1.2%
Budweiser Brewing Co. APAC Ltd. (b)	398,606	757,490
Chow Tai Fook Jewellery Group Ltd.	122,157	172,501
Lenovo Group Ltd.	1,322,000	1,538,454
SITC International Holdings Co. Ltd.	108,917	167,776
Wilmar International Ltd.	412,300	1,071,892
Xinyi Glass Holdings Ltd.	420,000	482,588
		4,190,701
Denmark — 0.7%
Carlsberg A/S, Class B	8,306	989,853
DSV A/S	290	43,338
Novo Nordisk A/S, Class B	16,058	1,549,215
		2,582,406
Finland — 1.1%
Elisa OYJ	22,869	969,843
Kesko OYJ, Class B	36,970	625,218
Orion OYJ, Class B	12,411	493,778
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Finland — continued
Stora Enso OYJ, Class R	57,213	687,609
UPM-Kymmene OYJ	27,724	933,631
		3,710,079
France — 4.7%
Air Liquide SA	2,188	374,919
Arkema SA	8,506	797,036
Capgemini SE	7,167	1,266,615
Carrefour SA	80,422	1,409,915
Covivio SA, REIT	9,275	397,474
Danone SA	20,263	1,205,455
Eiffage SA	13,415	1,217,419
Engie SA	48,849	776,938
EssilorLuxottica SA	1,183	214,222
Gecina SA, REIT	10,981	1,078,234
Klepierre SA, REIT	54,057	1,312,708
Orange SA	109,499	1,287,932
Pernod Ricard SA	4,831	857,872
Publicis Groupe SA	14,570	1,109,408
TotalEnergies SE	22,842	1,527,159
Unibail-Rodamco-Westfield, REIT *	4,485	222,228
Vinci SA	11,009	1,217,314
Vivendi SE	37,813	339,088
		16,611,936
Germany — 2.5%
Bayerische Motoren Werke AG	10,994	1,022,490
Covestro AG * (b)	6,860	347,543
Deutsche Telekom AG (Registered)	71,411	1,549,880
E.ON SE	23,864	283,937
Fresenius Medical Care AG & Co. KGaA	16,950	563,183
Hannover Rueck SE	1,687	372,512
Heidelberg Materials AG	3,575	259,521
Hella GmbH & Co. KGaA	3,077	234,328
Infineon Technologies AG	4,631	135,273
LEG Immobilien SE *	3,412	213,290
Mercedes-Benz Group AG	18,524	1,089,846
Merck KGaA	4,154	627,413
SAP SE	9,845	1,320,533
Telefonica Deutschland Holding AG	433,342	736,715
		8,756,464
Hong Kong — 3.0%
ASMPT Ltd.	58,000	491,234
CK Asset Holdings Ltd.	152,766	763,574
CK Infrastructure Holdings Ltd.	238,000	1,103,140
INVESTMENTS	SHARES	VALUE($)

Hong Kong — continued
CLP Holdings Ltd.	143,000	1,046,586
Hong Kong & China Gas Co. Ltd.	658,393	458,313
Hutchison Port Holdings Trust	1,417,600	222,669
MTR Corp. Ltd.	63,500	237,375
New World Development Co. Ltd.	61,750	113,331
Orient Overseas International Ltd.	69,500	876,381
PCCW Ltd.	1,544,000	755,691
Power Assets Holdings Ltd.	257,500	1,231,063
Sun Hung Kai Properties Ltd.	89,000	913,915
Swire Pacific Ltd., Class A	119,500	763,347
WH Group Ltd. (b)	1,849,743	1,104,728
Wharf Real Estate Investment Co. Ltd.	50,000	174,902
Yue Yuen Industrial Holdings Ltd.	172,000	201,100
		10,457,349
Indonesia — 0.0% ^
First Pacific Co. Ltd.	290,000	109,784
Ireland — 0.1%
Smurfit Kappa Group plc	11,974	390,304
Italy — 2.5%
A2A SpA	374,689	703,288
Assicurazioni Generali SpA	25,345	503,444
Banca Mediolanum SpA	32,764	267,536
Coca-Cola HBC AG	52,488	1,362,677
Eni SpA	70,393	1,150,761
Infrastrutture Wireless Italiane SpA (b)	17,186	188,184
Italgas SpA	172,528	876,754
Poste Italiane SpA (b)	83,741	829,056
Recordati Industria Chimica e Farmaceutica SpA	14,328	662,733
Terna - Rete Elettrica Nazionale	118,892	910,361
UniCredit SpA	53,835	1,349,623
		8,804,417
Japan — 29.4%
Activia Properties, Inc., REIT	148	400,412
Advance Residence Investment Corp., REIT	139	302,214
Advantest Corp.	11,600	298,800
Aeon Mall Co. Ltd.	19,700	224,015
AEON REIT Investment Corp., REIT	395	376,037
Ajinomoto Co., Inc.	35,500	1,296,555
Alfresa Holdings Corp.	49,100	777,773
Anritsu Corp.	60,900	453,349
Asahi Group Holdings Ltd.	27,800	1,005,538
Astellas Pharma, Inc.	95,800	1,211,858
Canon Marketing Japan, Inc.	28,900	693,038
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	155

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Canon, Inc.	58,300	1,378,253
Capcom Co. Ltd.	35,800	1,152,378
Chubu Electric Power Co., Inc.	111,400	1,346,175
Chugai Pharmaceutical Co. Ltd.	43,400	1,287,095
COMSYS Holdings Corp.	39,500	812,525
Cosmo Energy Holdings Co. Ltd.	40,700	1,488,848
Dai Nippon Printing Co. Ltd.	10,800	281,742
Daito Trust Construction Co. Ltd.	13,200	1,415,916
Daiwa House REIT Investment Corp., REIT	279	493,760
Daiwa Securities Group, Inc.	175,800	1,013,746
DIC Corp.	5,900	93,033
Dowa Holdings Co. Ltd.	11,400	348,502
Electric Power Development Co. Ltd.	89,600	1,373,629
ENEOS Holdings, Inc.	179,100	663,640
Fuji Media Holdings, Inc.	10,300	102,297
FUJIFILM Holdings Corp.	20,600	1,126,775
Fukuoka Financial Group, Inc.	10,800	285,484
Hachijuni Bank Ltd. (The)	75,300	428,843
Hikari Tsushin, Inc.	5,300	764,646
Hoya Corp.	500	48,134
Hulic Co. Ltd.	79,900	732,534
Idemitsu Kosan Co. Ltd.	37,437	850,011
Iida Group Holdings Co. Ltd.	10,800	167,694
Inpex Corp.	103,900	1,507,680
Invincible Investment Corp., REIT	650	249,990
ITOCHU Corp.	39,000	1,404,820
Iwatani Corp.	17,200	822,651
Japan Metropolitan Fund Invest, REIT	1,155	745,376
Japan Post Holdings Co. Ltd.	138,900	1,229,432
Japan Post Insurance Co. Ltd.	63,600	1,224,687
Japan Real Estate Investment Corp., REIT	3	11,143
Japan Tobacco, Inc.	66,500	1,548,045
JFE Holdings, Inc.	29,400	409,626
Kajima Corp.	15,900	262,786
Kaneka Corp.	1,600	39,155
Kansai Electric Power Co., Inc. (The)	104,300	1,335,441
Kawasaki Kisen Kaisha Ltd.	24,000	822,960
KDDI Corp.	46,600	1,394,027
Kinden Corp.	19,800	299,919
Kobe Steel Ltd.	114,600	1,354,968
K's Holdings Corp.	63,100	587,196
Kuraray Co. Ltd.	39,200	448,494
Kyowa Kirin Co. Ltd.	38,500	603,845
Kyushu Electric Power Co., Inc. *	82,400	526,465
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Lawson, Inc.	24,600	1,185,085
Mani, Inc.	18,000	244,861
Marubeni Corp.	90,000	1,315,960
MatsukiyoCocokara & Co.	68,700	1,205,121
Mebuki Financial Group, Inc.	77,900	235,820
Medipal Holdings Corp.	51,600	867,550
MEIJI Holdings Co. Ltd.	43,100	1,060,865
Mitsubishi Chemical Group Corp.	118,000	667,715
Mitsubishi Corp.	21,500	1,002,235
Mitsubishi Gas Chemical Co., Inc.	21,900	295,997
Mitsubishi HC Capital, Inc.	190,400	1,255,160
Mitsubishi UFJ Financial Group, Inc.	118,300	992,436
Mitsui & Co. Ltd.	39,500	1,435,595
Mitsui Fudosan Co. Ltd.	44,700	968,866
Mitsui Mining & Smelting Co. Ltd.	28,800	747,839
Morinaga Milk Industry Co. Ltd.	4,800	187,224
MS&AD Insurance Group Holdings, Inc.	18,000	659,530
Nifco, Inc.	4,300	100,844
Nintendo Co. Ltd.	28,700	1,185,725
Nippon Shinyaku Co. Ltd.	4,800	194,669
Nippon Shokubai Co. Ltd.	5,900	219,138
Nippon Steel Corp.	62,000	1,337,269
Nippon Telegraph & Telephone Corp.	1,244,700	1,464,733
Nippon Yusen KK	35,000	856,354
Nisshin Seifun Group, Inc.	6,600	99,553
Nissin Foods Holdings Co. Ltd.	11,500	1,000,600
Niterra Co. Ltd.	53,900	1,206,433
Nitto Denko Corp.	17,900	1,158,234
NOF Corp.	7,000	276,157
Nomura Real Estate Holdings, Inc.	59,600	1,392,022
Nomura Real Estate Master Fund, Inc., REIT	569	627,868
Obayashi Corp.	55,800	477,972
Ono Pharmaceutical Co. Ltd.	53,700	927,372
Open House Group Co. Ltd.	18,200	599,879
ORIX Corp.	25,100	456,477
Osaka Gas Co. Ltd.	65,900	1,242,728
Otsuka Holdings Co. Ltd.	39,400	1,325,651
Resona Holdings, Inc.	232,500	1,242,322
Rohto Pharmaceutical Co. Ltd.	25,200	587,949
Sankyo Co. Ltd.	17,900	743,886
Santen Pharmaceutical Co. Ltd.	32,400	281,023
Sapporo Holdings Ltd.	3,500	123,221
Sawai Group Holdings Co. Ltd.	8,300	264,516
SCREEN Holdings Co. Ltd.	28,400	1,320,377
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
SCSK Corp.	27,700	472,847
Seiko Epson Corp.	35,800	497,018
Sekisui Chemical Co. Ltd.	24,500	335,573
Sekisui House Ltd.	41,000	802,893
Sekisui House REIT, Inc., REIT	673	354,453
Shimamura Co. Ltd.	3,900	384,890
Shionogi & Co. Ltd.	23,700	1,103,582
Ship Healthcare Holdings, Inc.	6,700	103,442
Skylark Holdings Co. Ltd. *	32,200	475,072
SoftBank Corp.	132,300	1,495,899
SoftBank Group Corp.	26,300	1,077,092
Sojitz Corp.	68,620	1,424,921
Sugi Holdings Co. Ltd.	7,200	291,444
SUMCO Corp.	26,600	343,729
Sumitomo Chemical Co. Ltd.	147,300	374,402
Sumitomo Mitsui Financial Group, Inc.	29,100	1,402,852
Suntory Beverage & Food Ltd.	24,800	746,308
Suzuken Co. Ltd.	6,400	196,031
Taisho Pharmaceutical Holdings Co. Ltd.	4,300	170,272
Takeda Pharmaceutical Co. Ltd.	48,200	1,308,377
Teijin Ltd.	40,200	363,854
TIS, Inc.	3,500	74,952
Toho Gas Co. Ltd.	20,500	353,037
Tohoku Electric Power Co., Inc.	168,600	1,052,756
Tokyo Electron Ltd.	9,700	1,281,736
Tokyo Gas Co. Ltd.	63,800	1,432,767
Tokyo Tatemono Co. Ltd.	79,300	1,052,971
Tokyu Fudosan Holdings Corp.	217,500	1,267,226
Tosoh Corp.	22,200	271,822
Toyo Suisan Kaisha Ltd.	21,300	982,589
Toyota Boshoku Corp.	14,700	255,647
Trend Micro, Inc.	10,800	406,994
Tsumura & Co.	20,900	373,970
UBE Corp.	39,500	608,253
United Urban Investment Corp., REIT	464	467,790
USS Co. Ltd.	48,900	854,718
Yakult Honsha Co. Ltd.	22,800	537,281
Yamada Holdings Co. Ltd.	79,400	251,108
Yamaguchi Financial Group, Inc.	3,600	33,039
Yamaha Motor Co. Ltd.	54,600	1,334,252
Yokohama Rubber Co. Ltd. (The)	33,700	622,762
Zeon Corp.	3,700	30,582
		103,835,989
INVESTMENTS	SHARES	VALUE($)

Jordan — 0.4%
Hikma Pharmaceuticals plc	54,474	1,262,138
Luxembourg — 0.1%
RTL Group SA	12,053	421,566
Mexico — 0.2%
Fresnillo plc	80,710	543,226
Netherlands — 3.3%
ABN AMRO Bank NV, CVA (b)	53,801	724,624
ASML Holding NV	1,269	762,822
ASR Nederland NV	27,359	1,020,996
BE Semiconductor Industries NV	9,219	952,320
Heineken Holding NV	13,026	991,063
Heineken NV	4,594	412,741
Koninklijke Ahold Delhaize NV	45,308	1,341,651
Koninklijke KPN NV	433,185	1,456,012
NN Group NV	24,963	800,623
OCI NV	10,999	256,285
Shell plc	40,228	1,296,422
Wolters Kluwer NV	12,000	1,539,672
		11,555,231
New Zealand — 0.5%
Fisher & Paykel Healthcare Corp. Ltd.	64,623	783,483
Spark New Zealand Ltd.	343,295	996,627
		1,780,110
Norway — 1.1%
Aker BP ASA	98	2,824
DNB Bank ASA	18,385	331,700
Equinor ASA (a)	36,477	1,222,826
Mowi ASA	5,484	89,113
Norsk Hydro ASA	164,458	937,856
Orkla ASA	73,857	509,059
Telenor ASA	60,770	621,215
		3,714,593
Poland — 0.1%
ORLEN SA	31,742	501,966
Portugal — 0.3%
Jeronimo Martins SGPS SA	50,010	1,152,974
Russia — 0.0% ^
Evraz plc ‡ *	393,430	19,577
Singapore — 3.5%
CapitaLand Ascendas, REIT	728,842	1,384,833
CapitaLand Integrated Commercial Trust, REIT	957,808	1,230,995
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	157

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Singapore — continued
City Developments Ltd.	900	4,154
ComfortDelGro Corp. Ltd.	220,800	213,263
DBS Group Holdings Ltd.	58,100	1,395,756
Jardine Cycle & Carriage Ltd.	20,800	428,476
Keppel, REIT	46,780	27,163
Keppel Corp. Ltd.	233,900	1,061,753
Mapletree Logistics Trust, REIT	225,300	241,938
Mapletree Pan Asia Commercial Trust, REIT	182,900	177,762
Oversea-Chinese Banking Corp. Ltd.	125,800	1,166,306
Sembcorp Industries Ltd.	377,300	1,265,806
Singapore Airlines Ltd.	220,400	984,143
Singapore Telecommunications Ltd.	371,600	645,720
STMicroelectronics NV	12,985	494,990
Suntec, REIT	1,072,100	861,550
Venture Corp. Ltd.	100,700	859,810
		12,444,418
South Africa — 0.3%
Anglo American plc	41,927	1,068,284
South Korea — 6.9%
Daewoo Engineering & Construction Co. Ltd. *	29,837	87,048
DB Insurance Co. Ltd.	3,274	213,003
DL Holdings Co. Ltd.	3,729	117,441
Doosan Bobcat, Inc.	11,480	329,832
E-MART, Inc.	2,475	133,435
F&F Co. Ltd.	3,483	241,456
GS Engineering & Construction Corp.	17,626	172,522
GS Holdings Corp.	5,533	161,574
GS Retail Co. Ltd.	20,642	371,854
Hana Financial Group, Inc.	40,232	1,169,817
Hanmi Pharm Co. Ltd.	1,351	282,476
Hanwha Aerospace Co. Ltd.	11,681	878,189
Hanwha Corp.	9,204	151,610
Hanwha Life Insurance Co. Ltd. *	95,578	196,409
HD Hyundai Infracore Co. Ltd.	52,119	258,604
Hite Jinro Co. Ltd.	8,323	131,166
Hyundai Department Store Co. Ltd.	1,860	73,664
Hyundai Mobis Co. Ltd.	2,621	405,901
Industrial Bank of Korea	94,284	780,292
KB Financial Group, Inc.	35,687	1,360,327
Kia Corp.	21,464	1,226,269
Korea Gas Corp. *	18,198	308,396
Korea Investment Holdings Co. Ltd.	2,763	103,291
Korean Air Lines Co. Ltd.	24,270	369,272
KT&G Corp.	23,120	1,458,485
INVESTMENTS	SHARES	VALUE($)

South Korea — continued
LG Corp.	18,732	1,072,201
LG H&H Co. Ltd.	1,512	354,480
LG Innotek Co. Ltd.	5,102	846,792
LG Uplus Corp.	65,895	493,864
Mirae Asset Securities Co. Ltd.	5,795	28,388
NAVER Corp.	918	128,339
NH Investment & Securities Co. Ltd.	27,834	199,693
NongShim Co. Ltd.	1,327	436,444
Orion Corp.	9,344	826,992
POSCO Holdings, Inc.	3,518	1,076,948
Posco International Corp.	21,925	817,806
Samsung Electronics Co. Ltd.	27,368	1,362,239
Samsung Engineering Co. Ltd. *	22,797	401,789
Samsung Fire & Marine Insurance Co. Ltd.	3,194	610,765
Samsung Securities Co. Ltd.	16,484	431,821
Seegene, Inc.	12,364	175,145
SK Hynix, Inc.	16,429	1,426,729
S-Oil Corp.	4,630	228,502
Woori Financial Group, Inc.	150,134	1,326,097
Yuhan Corp.	27,919	1,190,136
		24,417,503
Spain — 2.4%
Acciona SA	3,844	484,627
Enagas SA	38,456	643,319
Endesa SA	64,897	1,221,015
Iberdrola SA	125,632	1,397,281
Industria de Diseno Textil SA	17,904	618,010
Merlin Properties Socimi SA, REIT	52,380	436,733
Naturgy Energy Group SA	49,424	1,398,436
Redeia Corp. SA	40,343	629,146
Repsol SA	49,099	718,915
Telefonica SA	270,558	1,045,068
		8,592,550
Sweden — 2.1%
Boliden AB	31,651	811,315
Castellum AB	105,861	1,014,547
Fastighets AB Balder, Class B *	26,244	111,506
Getinge AB, Class B	18,313	329,691
H & M Hennes & Mauritz AB, Class B (a)	35,732	480,048
Hexagon AB, Class B	68,771	560,459
Investor AB, Class B	17,572	322,571
Sagax AB, Class B	18,916	342,435
Securitas AB, Class B	101,049	809,444
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Sweden — continued
Skanska AB, Class B	20,378	305,954
SSAB AB, Class B	73,800	428,154
Tele2 AB, Class B	128,253	910,807
Telia Co. AB (a)	70,206	148,833
Trelleborg AB, Class B	31,874	806,064
		7,381,828
Switzerland — 1.4%
Kuehne + Nagel International AG (Registered)	1,975	532,586
Novartis AG (Registered)	14,937	1,398,395
PSP Swiss Property AG (Registered)	1,965	241,772
Sandoz Group AG *	2,987	77,659
Sonova Holding AG (Registered)	1,814	429,942
Swiss Prime Site AG (Registered)	8,787	816,734
Swisscom AG (Registered)	2,334	1,398,507
		4,895,595
United Kingdom — 15.9%
3i Group plc	60,026	1,415,268
abrdn plc	295,884	564,872
Admiral Group plc	36,798	1,093,370
Ashtead Group plc	1,875	107,536
Associated British Foods plc	53,523	1,320,309
AstraZeneca plc	11,083	1,387,633
Auto Trader Group plc (b)	81,870	619,286
Aviva plc	206,436	999,887
B&M European Value Retail SA	205,975	1,326,014
BAE Systems plc	118,401	1,592,065
Barratt Developments plc	110,728	558,423
BP plc	172,121	1,050,974
British American Tobacco plc	45,342	1,354,477
British Land Co. plc (The), REIT	240,419	871,587
BT Group plc	787,062	1,080,974
Bunzl plc	31,960	1,140,212
Burberry Group plc	40,255	829,658
Centrica plc	772,048	1,477,931
CK Hutchison Holdings Ltd.	73,756	373,374
Compass Group plc	13,593	342,698
ConvaTec Group plc (b)	468,156	1,161,939
Croda International plc	16,010	853,272
Diageo plc	13,681	517,361
DS Smith plc	146,277	507,358
Hiscox Ltd.	16,144	184,057
HSBC Holdings plc	210,001	1,516,297
IMI plc	49,762	888,702
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Imperial Brands plc	66,305	1,412,574
Informa plc	124,960	1,082,714
InterContinental Hotels Group plc	19,300	1,367,647
International Consolidated Airlines Group SA *	241,195	423,753
Intertek Group plc	10,500	489,023
J Sainsbury plc	395,694	1,238,056
Johnson Matthey plc	27,319	496,638
Land Securities Group plc, REIT	149,082	1,033,393
Legal & General Group plc	443,578	1,142,882
M&G plc	175,692	424,268
National Grid plc	82,273	980,939
NatWest Group plc	333,068	724,695
Next plc	14,909	1,250,007
Pearson plc	127,130	1,471,623
Phoenix Group Holdings plc	50,855	280,918
Rentokil Initial plc	59,780	304,429
Rightmove plc	204,172	1,177,385
Rolls-Royce Holdings plc *	179,913	473,572
Sage Group plc (The)	123,265	1,456,231
Segro plc, REIT	37,647	327,233
Severn Trent plc	14,446	466,351
Smith & Nephew plc	44,469	497,659
Smiths Group plc	70,296	1,378,901
SSE plc	65,340	1,298,539
Standard Chartered plc	159,404	1,222,204
Tate & Lyle plc	125,957	965,260
Taylor Wimpey plc	388,722	525,025
Tesco plc	448,809	1,472,795
Unilever plc	29,350	1,390,036
UNITE Group plc (The), REIT	50,280	532,090
United Utilities Group plc	117,002	1,513,253
Vodafone Group plc	1,216,359	1,119,707
Wise plc, Class A *	27,415	222,822
WPP plc	108,853	937,358
		56,235,514
United States — 3.1%
CRH plc	26,233	1,407,843
CSL Ltd.	7,355	1,087,011
Ferguson plc	9,272	1,392,690
GSK plc	86,398	1,540,198
Haleon plc	371,131	1,487,527
Holcim AG	22,686	1,402,625
Roche Holding AG	4,251	1,095,524
Sanofi SA	6,614	600,592
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	159

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Schneider Electric SE	3,555	546,962
Sims Ltd.	64,476	513,963
		11,074,935
Total Common Stocks (Cost $390,344,021)		350,428,848
Short-Term Investments — 0.7%
Investment Companies — 0.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (c) (d)(Cost $424,031)	423,893	424,062
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	1,258,826	1,259,077
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	865,085	865,085
Total Investment of Cash Collateral from Securities Loaned (Cost $2,124,162)		2,124,162
Total Short-Term Investments (Cost $2,548,193)		2,548,224
Total Investments — 99.9% (Cost $392,892,214)		352,977,072
Other Assets Less Liabilities — 0.1%		198,307
NET ASSETS — 100.0%		353,175,379

Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
CVA	Certificaten Van Aandelen (Dutch Certificate)
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $2,021,253.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	6.0%
Oil, Gas & Consumable Fuels	5.5
Metals & Mining	5.3
Banks	5.1
Diversified Telecommunication Services	4.6
Electric Utilities	4.3
Consumer Staples Distribution & Retail	4.0
Food Products	3.6
Real Estate Management & Development	3.6
Insurance	3.2
Trading Companies & Distributors	2.8
Chemicals	2.8
Beverages	2.5
Diversified REITs	2.2
Gas Utilities	2.1
Semiconductors & Semiconductor Equipment	2.1
Multi-Utilities	2.0
Wireless Telecommunication Services	1.7
Technology Hardware, Storage & Peripherals	1.7
Tobacco	1.6
Health Care Equipment & Supplies	1.6
Industrial Conglomerates	1.5
Construction & Engineering	1.5
Retail REITs	1.4
Automobiles	1.3
Software	1.3
Broadline Retail	1.3
Specialty Retail	1.3
Health Care Providers & Services	1.2
Construction Materials	1.1
Media	1.1
Personal Care Products	1.1
Capital Markets	1.1
Hotels, Restaurants & Leisure	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	13.8
Short-Term Investments	0.7
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	161

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	21	12/15/2023	USD	2,072,700	(95,561)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.8%
General Dynamics Corp.	7,367	1,777,731
Lockheed Martin Corp.	3,815	1,734,451
		3,512,182
Automobiles & Parts — 0.6%
Ford Motor Co.	89,412	871,767
Gentex Corp.	49,943	1,432,365
		2,304,132
Banks — 2.0%
Bank of America Corp.	35,408	932,647
Citizens Financial Group, Inc.	7,800	182,754
Discover Financial Services	7,370	604,930
Fifth Third Bancorp	35,245	835,659
First Citizens BancShares, Inc., Class A	1,021	1,409,735
Huntington Bancshares, Inc.	93,730	904,494
KeyCorp	15,817	161,650
New York Community Bancorp, Inc.	139,615	1,323,550
Popular, Inc. (Puerto Rico)	11,306	735,342
Regions Financial Corp.	19,649	285,500
Truist Financial Corp.	25,199	714,644
US Bancorp	11,318	360,818
		8,451,723
Beverages — 2.9%
Boston Beer Co., Inc. (The), Class A *	677	226,084
Brown-Forman Corp., Class B (a)	10,808	606,977
Celsius Holdings, Inc. *	9,292	1,413,221
Coca-Cola Co. (The)	30,427	1,718,821
Constellation Brands, Inc., Class A	6,954	1,628,279
Keurig Dr Pepper, Inc.	50,278	1,524,932
Molson Coors Beverage Co., Class B	28,684	1,657,075
Monster Beverage Corp. *	31,912	1,630,703
PepsiCo, Inc.	10,293	1,680,641
		12,086,733
Chemicals — 3.9%
Ashland, Inc.	11,552	885,230
Celanese Corp.	9,866	1,129,756
CF Industries Holdings, Inc.	19,028	1,518,054
Chemours Co. (The)	27,389	660,349
Dow, Inc.	30,010	1,450,683
Eastman Chemical Co.	14,670	1,096,289
Element Solutions, Inc.	63,060	1,149,584
Huntsman Corp.	57,661	1,345,231
Linde plc	1,657	633,239
INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued
LyondellBasell Industries NV, Class A	17,872	1,612,769
Mosaic Co. (The)	29,750	966,280
NewMarket Corp.	950	458,042
Olin Corp.	31,697	1,354,096
Valvoline, Inc.	25,266	749,642
Westlake Corp. (a)	13,599	1,568,781
		16,578,025
Construction & Materials — 1.7%
A O Smith Corp.	21,280	1,484,493
Builders FirstSource, Inc. *	10,468	1,135,987
Carrier Global Corp.	6,716	320,085
Eagle Materials, Inc.	3,675	565,619
Fortune Brands Innovations, Inc.	7,207	402,151
Louisiana-Pacific Corp.	14,198	728,073
Masco Corp.	20,983	1,093,004
Quanta Services, Inc.	8,498	1,420,186
		7,149,598
Consumer Services — 0.7%
Grand Canyon Education, Inc. *	2,703	319,846
H&R Block, Inc. (a)	42,674	1,751,767
Service Corp. International	11,909	648,088
		2,719,701
Electricity — 7.2%
American Electric Power Co., Inc.	21,060	1,590,872
Avangrid, Inc. (a)	9,454	282,391
Clearway Energy, Inc., Class C	9,828	213,366
Consolidated Edison, Inc.	18,954	1,663,972
Constellation Energy Corp.	15,480	1,748,001
DTE Energy Co.	12,468	1,201,666
Edison International	26,115	1,646,812
Entergy Corp.	17,376	1,660,972
Evergy, Inc.	30,189	1,483,487
Exelon Corp.	44,286	1,724,497
FirstEnergy Corp.	45,616	1,623,930
Hawaiian Electric Industries, Inc. (a)	89,928	1,167,265
IDACORP, Inc.	13,783	1,305,388
OGE Energy Corp.	47,400	1,621,080
PG&E Corp. *	102,657	1,673,309
Pinnacle West Capital Corp.	22,008	1,632,553
PPL Corp.	66,061	1,623,119
Public Service Enterprise Group, Inc.	21,778	1,342,614
Southern Co. (The)	24,883	1,674,626
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	163

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Electricity — continued
Vistra Corp.	57,690	1,887,617
Xcel Energy, Inc.	27,963	1,657,367
		30,424,904
Electronic & Electrical Equipment — 0.8%
AMETEK, Inc.	7,250	1,020,583
Emerson Electric Co.	6,486	577,059
Hubbell, Inc.	4,041	1,091,474
IDEX Corp.	3,497	669,361
		3,358,477
Finance & Credit Services — 0.5%
Ally Financial, Inc.	35,832	866,776
FactSet Research Systems, Inc.	532	229,766
MGIC Investment Corp.	36,552	615,536
OneMain Holdings, Inc.	10,066	361,671
		2,073,749
Food Producers — 6.2%
Archer-Daniels-Midland Co.	22,626	1,619,343
Bunge Ltd.	15,690	1,662,826
Campbell Soup Co.	38,715	1,564,473
Conagra Brands, Inc.	51,836	1,418,233
Darling Ingredients, Inc. *	20,347	901,169
Flowers Foods, Inc.	67,624	1,482,994
General Mills, Inc.	27,239	1,777,072
Hershey Co. (The)	6,961	1,304,143
Hormel Foods Corp. (a)	42,460	1,382,073
Ingredion, Inc.	17,581	1,645,230
J M Smucker Co. (The)	12,664	1,441,670
Kellogg Co.	26,531	1,339,020
Kraft Heinz Co. (The)	55,388	1,742,506
Lamb Weston Holdings, Inc.	18,550	1,665,790
Mondelez International, Inc., Class A	25,893	1,714,376
Pilgrim's Pride Corp. *	12,745	324,997
Post Holdings, Inc. *	20,306	1,630,166
US Foods Holding Corp. *	38,398	1,495,218
WK Kellogg Co. * (a)	6,632	66,453
		26,177,752
Gas, Water & Multi-utilities — 3.0%
Ameren Corp.	19,532	1,478,768
American Water Works Co., Inc.	7,367	866,727
Atmos Energy Corp.	14,366	1,546,644
CenterPoint Energy, Inc.	59,758	1,606,295
National Fuel Gas Co.	27,212	1,386,451
INVESTMENTS	SHARES	VALUE ($)

Gas, Water & Multi-utilities — continued
NiSource, Inc.	65,306	1,643,099
Sempra	22,765	1,594,233
UGI Corp.	46,732	972,026
WEC Energy Group, Inc.	20,037	1,630,811
		12,725,054
General Industrials — 2.0%
Carlisle Cos., Inc.	1,906	484,295
Eaton Corp. plc	7,723	1,605,689
Honeywell International, Inc.	4,475	820,088
Illinois Tool Works, Inc.	6,567	1,471,796
ITT, Inc.	7,948	741,946
Packaging Corp. of America	6,786	1,038,597
Parker-Hannifin Corp.	2,913	1,074,635
RPM International, Inc.	11,522	1,051,613
Sonoco Products Co.	1,018	52,743
		8,341,402
Health Care Providers — 2.6%
Chemed Corp.	1,507	847,914
Cigna Group (The)	5,668	1,752,546
DaVita, Inc. *	12,597	972,866
Elevance Health, Inc.	3,514	1,581,616
HCA Healthcare, Inc.	6,364	1,439,155
Humana, Inc.	711	372,344
Molina Healthcare, Inc. *	2,249	748,805
UnitedHealth Group, Inc.	3,649	1,954,258
Universal Health Services, Inc., Class B	10,251	1,290,498
		10,960,002
Household Goods & Home Construction — 2.0%
DR Horton, Inc.	11,470	1,197,468
Leggett & Platt, Inc.	14,822	347,280
Lennar Corp., Class A	14,956	1,595,506
NVR, Inc. *	252	1,363,980
PulteGroup, Inc.	21,838	1,607,058
Toll Brothers, Inc.	21,526	1,522,104
Whirlpool Corp. (a)	7,245	757,537
		8,390,933
Industrial Engineering — 0.6%
Caterpillar, Inc.	3,676	830,960
Cummins, Inc.	5,892	1,274,440
Otis Worldwide Corp.	3,688	284,750
		2,390,150
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Materials — 0.2%
International Paper Co.	30,645	1,033,656
Industrial Metals & Mining — 2.6%
Cleveland-Cliffs, Inc. *	65,087	1,092,160
Freeport-McMoRan, Inc.	37,233	1,257,731
Nucor Corp.	9,655	1,426,913
Reliance Steel & Aluminum Co.	6,321	1,607,936
Southern Copper Corp. (Mexico)	20,007	1,418,496
Steel Dynamics, Inc.	13,155	1,401,139
Timken Co. (The)	13,212	913,213
United States Steel Corp. (a)	56,199	1,904,584
		11,022,172
Industrial Support Services — 2.4%
Accenture plc, Class A	5,506	1,635,778
Booz Allen Hamilton Holding Corp.	11,325	1,358,207
Capital One Financial Corp.	12,991	1,315,858
MSC Industrial Direct Co., Inc., Class A	10,311	976,967
Robert Half, Inc.	14,986	1,120,503
Synchrony Financial	42,012	1,178,437
Western Union Co. (The)	56,725	640,425
WW Grainger, Inc.	2,491	1,818,007
		10,044,182
Industrial Transportation — 1.4%
Allison Transmission Holdings, Inc.	18,137	914,468
CSX Corp.	19,789	590,702
Landstar System, Inc.	1,257	207,128
Norfolk Southern Corp.	3,692	704,397
PACCAR, Inc.	2,691	222,088
Ryder System, Inc.	5,367	523,497
Schneider National, Inc., Class B	7,924	200,715
Union Pacific Corp.	6,235	1,294,448
United Parcel Service, Inc., Class B	9,433	1,332,411
		5,989,854
Investment Banking & Brokerage Services — 1.2%
Ameriprise Financial, Inc.	2,746	863,809
Jefferies Financial Group, Inc.	21,428	689,553
Morgan Stanley	17,947	1,271,007
Raymond James Financial, Inc.	6,040	576,458
State Street Corp.	18,904	1,221,765
Virtu Financial, Inc., Class A	22,414	414,435
		5,037,027
Leisure Goods — 0.5%
Electronic Arts, Inc.	6,283	777,773
INVESTMENTS	SHARES	VALUE ($)

Leisure Goods — continued
Garmin Ltd.	11,473	1,176,327
Harley-Davidson, Inc.	4,870	130,759
		2,084,859
Life Insurance — 1.4%
Aflac, Inc.	19,316	1,508,773
Globe Life, Inc.	4,545	528,856
MetLife, Inc.	7,103	426,251
Principal Financial Group, Inc.	16,489	1,115,976
Prudential Financial, Inc.	3,803	347,746
Unum Group	35,451	1,733,554
		5,661,156
Media — 0.7%
Interpublic Group of Cos., Inc. (The)	44,688	1,269,139
Nexstar Media Group, Inc.	10,672	1,494,934
		2,764,073
Medical Equipment & Services — 3.5%
Abbott Laboratories	15,844	1,498,050
Becton Dickinson & Co.	4,657	1,177,196
Danaher Corp.	6,526	1,253,123
Hologic, Inc. *	19,984	1,322,341
Laboratory Corp. of America Holdings	6,676	1,333,398
Medtronic plc	15,221	1,073,994
Quest Diagnostics, Inc.	11,918	1,550,532
QuidelOrtho Corp. *	737	45,016
Revvity, Inc.	10,339	856,586
STERIS plc	6,239	1,310,065
Stryker Corp.	4,329	1,169,782
Thermo Fisher Scientific, Inc.	1,645	731,647
Veralto Corp. *	2,127	146,763
West Pharmaceutical Services, Inc.	4,358	1,387,108
		14,855,601
Mortgage Real Estate Investment Trusts — 0.4%
Rithm Capital Corp.	103,890	969,293
Starwood Property Trust, Inc. (a)	50,693	899,801
		1,869,094
Non-life Insurance — 3.1%
American Financial Group, Inc.	5,298	579,389
Aon plc, Class A	5,398	1,670,141
Arch Capital Group Ltd. *	13,701	1,187,603
Chubb Ltd.	5,175	1,110,659
Fidelity National Financial, Inc.	29,650	1,159,018
Hanover Insurance Group, Inc. (The)	1,105	129,517
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	165

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Non-life Insurance — continued
Hartford Financial Services Group, Inc. (The)	22,898	1,681,858
Marsh & McLennan Cos., Inc.	8,769	1,663,041
Old Republic International Corp.	37,436	1,024,998
Progressive Corp. (The)	12,482	1,973,279
Reinsurance Group of America, Inc.	3,824	571,573
WR Berkley Corp.	6,899	465,131
		13,216,207
Non-Renewable Energy — 6.1%
Antero Midstream Corp.	137,726	1,699,539
Cheniere Energy, Inc.	8,706	1,448,853
Chesapeake Energy Corp. (a)	4,270	367,562
Chevron Corp.	11,162	1,626,638
ConocoPhillips	12,388	1,471,694
Coterra Energy, Inc.	64,425	1,771,687
DT Midstream, Inc.	1,346	72,644
EOG Resources, Inc.	11,650	1,470,812
EQT Corp.	41,485	1,758,134
Exxon Mobil Corp.	15,684	1,660,151
HF Sinclair Corp.	27,713	1,534,746
Marathon Oil Corp.	54,564	1,490,143
Marathon Petroleum Corp.	12,563	1,900,154
Occidental Petroleum Corp.	9,455	584,414
Phillips 66	12,966	1,479,032
Pioneer Natural Resources Co.	6,594	1,575,966
Targa Resources Corp.	20,958	1,752,298
Texas Pacific Land Corp.	285	526,096
Valero Energy Corp.	12,125	1,539,875
Williams Cos., Inc. (The)	2,368	81,459
		25,811,897
Personal Care, Drug & Grocery Stores — 5.1%
Albertsons Cos., Inc., Class A	81,670	1,772,239
Casey's General Stores, Inc.	7,529	2,047,210
Cencora, Inc. (a)	10,475	1,939,446
Church & Dwight Co., Inc.	18,364	1,670,022
Clorox Co. (The)	11,625	1,368,263
Colgate-Palmolive Co.	23,393	1,757,282
CVS Health Corp.	18,382	1,268,542
GCI Liberty Inc. ‡ *	15,887	—
Kenvue, Inc.	67,112	1,248,283
Kimberly-Clark Corp.	14,158	1,693,863
Kroger Co. (The)	39,247	1,780,636
McKesson Corp.	4,442	2,022,709
Olaplex Holdings, Inc. *	41,153	58,437
INVESTMENTS	SHARES	VALUE ($)

Personal Care, Drug & Grocery Stores — continued
Performance Food Group Co. *	8,326	480,910
Procter & Gamble Co. (The)	11,680	1,752,351
Spectrum Brands Holdings, Inc.	7,328	551,945
		21,412,138
Personal Goods — 0.2%
Carter's, Inc. (a)	2,388	160,378
NIKE, Inc., Class B	4,448	457,121
		617,499
Pharmaceuticals, Biotechnology & Marijuana Producers — 4.8%
AbbVie, Inc.	11,979	1,691,195
Amgen, Inc.	6,766	1,730,066
Bristol-Myers Squibb Co.	23,939	1,233,577
Cardinal Health, Inc.	20,332	1,850,212
Eli Lilly & Co.	3,288	1,821,322
Fortrea Holdings, Inc. * (a)	6,529	185,424
Gilead Sciences, Inc.	21,877	1,718,220
Merck & Co., Inc.	15,860	1,628,822
Pfizer, Inc.	37,622	1,149,728
Regeneron Pharmaceuticals, Inc. *	2,205	1,719,657
United Therapeutics Corp. *	6,222	1,386,635
Vertex Pharmaceuticals, Inc. *	5,221	1,890,576
Viatris, Inc.	96,517	859,001
Zoetis, Inc.	8,749	1,373,593
		20,238,028
Precious Metals & Mining — 0.2%
Newmont Corp.	24,188	906,324
Real Estate Investment & Services — 1.2%
CBRE Group, Inc., Class A *	17,835	1,236,679
CoStar Group, Inc. *	21,854	1,604,302
Jones Lang LaSalle, Inc. *	7,955	1,017,604
Zillow Group, Inc., Class C *	28,480	1,032,400
		4,890,985
Real Estate Investment Trusts — 8.0%
Brixmor Property Group, Inc.	68,937	1,433,200
Camden Property Trust	8,705	738,880
Crown Castle, Inc.	8,888	826,406
CubeSmart	43,494	1,482,710
EastGroup Properties, Inc.	2,034	332,051
EPR Properties	5,109	218,154
Equinix, Inc.	2,075	1,514,003
First Industrial Realty Trust, Inc.	16,952	717,070
Gaming and Leisure Properties, Inc.	38,054	1,727,271
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
Host Hotels & Resorts, Inc.	115,902	1,794,163
Iron Mountain, Inc.	28,369	1,675,757
Kimco Realty Corp.	64,985	1,165,831
Lamar Advertising Co., Class A	17,196	1,414,715
Mid-America Apartment Communities, Inc.	8,010	946,382
NNN REIT, Inc.	23,949	870,067
Omega Healthcare Investors, Inc. (a)	55,549	1,838,672
Prologis, Inc.	14,680	1,479,010
Public Storage	6,119	1,460,667
Regency Centers Corp.	20,564	1,239,187
Simon Property Group, Inc.	15,705	1,725,822
Spirit Realty Capital, Inc.	31,202	1,122,960
STAG Industrial, Inc.	24,101	800,635
Ventas, Inc.	23,479	996,918
VICI Properties, Inc.	58,231	1,624,645
Welltower, Inc.	17,844	1,491,937
Weyerhaeuser Co.	55,102	1,580,876
WP Carey, Inc.	22,020	1,181,373
		33,399,362
Retailers — 3.9%
AutoZone, Inc. * (a)	698	1,729,037
Best Buy Co., Inc.	14,486	967,954
Dick's Sporting Goods, Inc. (a)	13,024	1,392,917
Kohl's Corp. (a)	2,316	52,226
Lowe's Cos., Inc.	7,762	1,479,204
Macy's, Inc. (a)	66,534	810,384
O'Reilly Automotive, Inc. *	1,905	1,772,488
Penske Automotive Group, Inc. (a)	10,640	1,522,371
Ross Stores, Inc.	9,848	1,142,073
Target Corp.	8,054	892,303
TJX Cos., Inc. (The)	16,857	1,484,596
Tractor Supply Co. (a)	7,777	1,497,539
Williams-Sonoma, Inc.	9,672	1,453,121
		16,196,213
Software & Computer Services — 3.8%
Alphabet, Inc., Class A *	3,306	410,208
Amdocs Ltd. (a)	14,956	1,198,873
CACI International, Inc., Class A *	1,514	491,687
Cadence Design Systems, Inc. *	7,410	1,777,288
Cognizant Technology Solutions Corp., Class A	25,157	1,621,872
Dolby Laboratories, Inc., Class A	4,319	349,580
Gartner, Inc. *	3,477	1,154,503
Hewlett Packard Enterprise Co.	90,249	1,388,030
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — continued
Intuit, Inc.	3,164	1,566,022
Meta Platforms, Inc., Class A *	6,183	1,862,752
Microsoft Corp.	5,581	1,886,992
Oracle Corp.	14,923	1,543,038
Science Applications International Corp.	3,161	345,308
SS&C Technologies Holdings, Inc.	3,095	155,524
		15,751,677
Technology Hardware & Equipment — 3.8%
Amphenol Corp., Class A	18,125	1,459,969
Analog Devices, Inc.	9,731	1,530,978
Apple, Inc.	9,524	1,626,413
Applied Materials, Inc.	11,718	1,550,877
Broadcom, Inc.	2,069	1,740,795
KLA Corp.	3,560	1,672,132
Lam Research Corp.	2,571	1,512,314
NetApp, Inc.	17,256	1,255,892
NVIDIA Corp.	3,720	1,517,016
Skyworks Solutions, Inc.	9,778	848,144
TD SYNNEX Corp.	4,905	449,690
Texas Instruments, Inc.	4,924	699,257
		15,863,477
Telecommunications Equipment — 2.0%
Arista Networks, Inc. *	9,296	1,862,639
Ciena Corp. *	24,329	1,026,684
Cisco Systems, Inc.	31,198	1,626,352
Juniper Networks, Inc.	61,567	1,657,384
Motorola Solutions, Inc.	6,371	1,774,069
Ubiquiti, Inc. (a)	3,848	467,339
		8,414,467
Telecommunications Service Providers — 3.5%
AT&T, Inc.	100,069	1,541,063
Cable One, Inc.	2,075	1,140,980
Charter Communications, Inc., Class A *	4,340	1,748,152
Comcast Corp., Class A	39,462	1,629,386
DISH Network Corp., Class A * (a)	203,545	997,370
Frontier Communications Parent, Inc. *	73,875	1,323,840
Iridium Communications, Inc.	12,064	446,971
Liberty Broadband Corp., Class C *	13,764	1,146,679
Roku, Inc. * (a)	16,562	986,598
T-Mobile US, Inc. *	13,352	1,920,819
Verizon Communications, Inc.	51,766	1,818,540
		14,700,398
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	167

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Tobacco — 0.8%
Altria Group, Inc.	40,911	1,643,395
Philip Morris International, Inc.	18,861	1,681,647
		3,325,042
Travel & Leisure — 0.3%
Darden Restaurants, Inc.	8,278	1,204,698
Travel + Leisure Co.	7,174	244,131
		1,448,829
Waste & Disposal Services — 1.2%
Clean Harbors, Inc. *	10,408	1,599,397
Republic Services, Inc.	12,146	1,803,560
Waste Management, Inc.	10,918	1,794,155
		5,197,112
Total Common Stocks (Cost $413,779,874)		419,395,846
Short-Term Investments — 5.0%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $306,480)	306,480	306,480
Investment of Cash Collateral from Securities Loaned — 4.9%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 5.53% (b) (c)	16,996,201	16,999,600
INVESTMENTS	SHARES	VALUE ($)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	3,440,270	3,440,270
Total Investment of Cash Collateral from Securities Loaned (Cost $20,440,070)		20,439,870
Total Short-Term Investments (Cost $20,746,550)		20,746,350
Total Investments — 104.8% (Cost $434,526,424)		440,142,196
Liabilities in Excess of Other Assets — (4.8)%		(19,976,155)
NET ASSETS — 100.0%		420,166,041

Percentages indicated are based on net assets.

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $20,157,750.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2	12/15/2023	USD	421,175	508

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.1%
Textron, Inc.	5,927	450,452
Automobiles & Parts — 0.6%
BorgWarner, Inc.	14,335	528,962
Gentex Corp.	40,461	1,160,421
LKQ Corp.	4,330	190,174
Phinia, Inc.	3,155	81,651
		1,961,208
Banks — 2.2%
Citizens Financial Group, Inc.	9,129	213,892
Comerica, Inc.	3,952	155,709
Discover Financial Services	7,335	602,057
Fifth Third Bancorp	15,510	367,742
First Citizens BancShares, Inc., Class A	781	1,078,358
First Horizon Corp.	15,267	164,120
FNB Corp.	16,342	174,696
Huntington Bancshares, Inc.	84,819	818,503
KeyCorp	18,484	188,906
M&T Bank Corp. (a)	5,534	623,959
New York Community Bancorp, Inc.	91,873	870,956
Popular, Inc. (Puerto Rico)	11,922	775,407
Prosperity Bancshares, Inc.	3,032	165,365
Regions Financial Corp.	25,016	363,483
Zions Bancorp NA	5,975	184,329
		6,747,482
Beverages — 1.1%
Brown-Forman Corp., Class B (a)	18,821	1,056,987
Celsius Holdings, Inc. *	7,088	1,078,014
Molson Coors Beverage Co., Class B	21,823	1,260,715
		3,395,716
Chemicals — 4.3%
Albemarle Corp.	2,527	320,373
Ashland, Inc.	7,965	610,358
Celanese Corp.	8,124	930,279
CF Industries Holdings, Inc.	17,325	1,382,189
Chemours Co. (The)	31,476	758,886
Eastman Chemical Co.	12,465	931,510
Element Solutions, Inc.	65,842	1,200,300
Huntsman Corp.	44,994	1,049,710
LyondellBasell Industries NV, Class A	13,617	1,228,798
Mosaic Co. (The)	28,047	910,967
NewMarket Corp.	1,233	594,491
Olin Corp.	26,427	1,128,961
INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued
Valvoline, Inc.	35,836	1,063,254
Westlake Corp. (a)	10,362	1,195,360
		13,305,436
Construction & Materials — 2.2%
A O Smith Corp.	15,397	1,074,095
Builders FirstSource, Inc. *	9,266	1,005,546
Eagle Materials, Inc.	2,654	408,477
Fortune Brands Innovations, Inc.	8,774	489,589
Louisiana-Pacific Corp.	14,788	758,329
Masco Corp.	16,488	858,860
Owens Corning	9,378	1,063,184
Quanta Services, Inc.	6,490	1,084,609
		6,742,689
Consumer Services — 0.6%
H&R Block, Inc.	23,880	980,274
Service Corp. International	15,846	862,339
		1,842,613
Electricity — 7.7%
Alliant Energy Corp.	19,481	950,478
Avangrid, Inc. (a)	13,480	402,648
Brookfield Renewable Corp.	15,176	345,406
Clearway Energy, Inc., Class C (a)	12,164	264,081
CMS Energy Corp.	12,098	657,405
Consolidated Edison, Inc.	15,552	1,365,310
Constellation Energy Corp.	12,134	1,370,171
DTE Energy Co.	10,935	1,053,915
Edison International	20,099	1,267,443
Entergy Corp.	14,560	1,391,791
Evergy, Inc.	25,645	1,260,195
FirstEnergy Corp. (a)	35,095	1,249,382
Hawaiian Electric Industries, Inc. (a)	91,443	1,186,930
IDACORP, Inc.	12,627	1,195,903
NRG Energy, Inc.	12,733	539,625
OGE Energy Corp.	40,666	1,390,777
PG&E Corp. *	83,475	1,360,643
Pinnacle West Capital Corp.	18,085	1,341,545
PPL Corp.	55,503	1,363,709
Public Service Enterprise Group, Inc.	22,642	1,395,879
Vistra Corp.	43,207	1,413,733
Xcel Energy, Inc.	20,242	1,199,743
		23,966,712
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	169

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Electronic & Electrical Equipment — 1.7%
AMETEK, Inc.	8,559	1,204,850
Crane Co.	1,076	104,727
Crane NXT Co.	3,502	182,104
Hubbell, Inc.	4,189	1,131,449
IDEX Corp.	5,895	1,128,362
Keysight Technologies, Inc. *	8,239	1,005,570
nVent Electric plc	9,373	451,123
		5,208,185
Finance & Credit Services — 0.5%
Ally Financial, Inc.	12,831	310,382
MGIC Investment Corp.	39,508	665,314
OneMain Holdings, Inc.	19,318	694,096
		1,669,792
Food Producers — 4.9%
Bunge Ltd.	11,953	1,266,779
Campbell Soup Co.	33,587	1,357,251
Conagra Brands, Inc.	46,869	1,282,336
Darling Ingredients, Inc. *	18,657	826,319
Flowers Foods, Inc.	52,924	1,160,623
Hormel Foods Corp. (a)	32,994	1,073,955
Ingredion, Inc.	13,382	1,252,288
J M Smucker Co. (The)	9,657	1,099,353
Kellogg Co.	22,956	1,158,589
Lamb Weston Holdings, Inc.	14,119	1,267,886
Pilgrim's Pride Corp. *	31,575	805,162
Post Holdings, Inc. *	15,471	1,242,012
US Foods Holding Corp. *	33,772	1,315,082
WK Kellogg Co. *	5,673	56,843
		15,164,478
Gas, Water & Multi-utilities — 3.0%
Ameren Corp.	17,517	1,326,212
American Water Works Co., Inc.	7,397	870,257
Atmos Energy Corp.	11,881	1,279,109
CenterPoint Energy, Inc.	48,809	1,311,986
National Fuel Gas Co.	23,972	1,221,373
NiSource, Inc.	51,668	1,299,967
UGI Corp.	40,338	839,030
WEC Energy Group, Inc.	15,143	1,232,489
		9,380,423
General Industrials — 1.8%
AptarGroup, Inc.	237	28,978
Carlisle Cos., Inc.	1,268	322,186
INVESTMENTS	SHARES	VALUE ($)

General Industrials — continued
ITT, Inc.	4,186	390,763
Packaging Corp. of America	7,138	1,092,471
Parker-Hannifin Corp.	3,254	1,200,433
RPM International, Inc.	13,331	1,216,720
Silgan Holdings, Inc.	12,400	496,744
Sonoco Products Co.	10,463	542,088
WestRock Co.	5,932	213,137
		5,503,520
Health Care Providers — 3.4%
Acadia Healthcare Co., Inc. *	16,686	1,226,588
Chemed Corp.	2,510	1,412,252
DaVita, Inc. *	11,119	858,720
Encompass Health Corp.	19,364	1,211,412
IQVIA Holdings, Inc. *	5,598	1,012,286
Molina Healthcare, Inc. *	4,058	1,351,111
Premier, Inc., Class A	24,960	479,731
Tenet Healthcare Corp. *	16,084	863,711
Universal Health Services, Inc., Class B	8,311	1,046,272
Veeva Systems, Inc., Class A *	5,413	1,043,139
		10,505,222
Household Goods & Home Construction — 2.0%
DR Horton, Inc.	8,827	921,539
Leggett & Platt, Inc.	13,061	306,019
Lennar Corp., Class A	11,398	1,215,939
NVR, Inc. *	171	925,558
PulteGroup, Inc.	13,939	1,025,771
Toll Brothers, Inc.	16,414	1,160,634
Whirlpool Corp. (a)	5,717	597,769
		6,153,229
Industrial Engineering — 1.8%
Cummins, Inc.	4,915	1,063,114
Graco, Inc.	16,166	1,201,942
Lincoln Electric Holdings, Inc.	5,114	893,927
Nordson Corp.	939	199,622
Snap-on, Inc.	4,991	1,287,379
Toro Co. (The)	10,788	872,102
		5,518,086
Industrial Materials — 0.8%
Avery Dennison Corp.	2,258	393,050
Hexcel Corp.	13,897	860,502
International Paper Co.	35,182	1,186,689
		2,440,241
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Metals & Mining — 2.8%
Cleveland-Cliffs, Inc. *	54,053	907,009
Fastenal Co.	23,983	1,399,168
Nucor Corp.	7,963	1,176,852
Reliance Steel & Aluminum Co.	4,824	1,227,129
Steel Dynamics, Inc.	12,796	1,362,902
Timken Co. (The)	17,518	1,210,844
United States Steel Corp. (a)	44,231	1,498,989
		8,782,893
Industrial Support Services — 1.6%
ADT, Inc.	15,320	86,711
Booz Allen Hamilton Holding Corp.	3,716	445,660
MSC Industrial Direct Co., Inc., Class A	9,558	905,620
Paychex, Inc.	7,650	849,533
Robert Half, Inc.	3,794	283,677
Synchrony Financial	27,474	770,646
Western Union Co. (The)	12,572	141,938
WW Grainger, Inc.	1,907	1,391,786
		4,875,571
Industrial Transportation — 1.7%
Allison Transmission Holdings, Inc.	19,936	1,005,173
Expeditors International of Washington, Inc.	7,644	835,107
Landstar System, Inc.	6,634	1,093,151
Old Dominion Freight Line, Inc.	3,156	1,188,739
PACCAR, Inc.	5,276	435,428
Ryder System, Inc.	6,164	601,237
Schneider National, Inc., Class B	8,506	215,457
		5,374,292
Investment Banking & Brokerage Services — 1.9%
Ameriprise Financial, Inc.	3,527	1,109,488
Invesco Ltd.	53,370	692,209
Jefferies Financial Group, Inc.	36,268	1,167,104
LPL Financial Holdings, Inc.	5,355	1,202,305
Raymond James Financial, Inc.	7,445	710,551
State Street Corp.	14,678	948,639
Virtu Financial, Inc., Class A	5,806	107,353
		5,937,649
Leisure Goods — 0.7%
Garmin Ltd.	8,876	910,056
Harley-Davidson, Inc.	2,172	58,318
Polaris, Inc. (a)	4,697	405,915
INVESTMENTS	SHARES	VALUE ($)

Leisure Goods — continued
Pool Corp.	1,423	449,341
Thor Industries, Inc. (a)	4,854	426,812
		2,250,442
Life Insurance — 1.3%
Aflac, Inc.	17,965	1,403,246
Primerica, Inc.	1,376	263,036
Principal Financial Group, Inc.	15,176	1,027,112
Unum Group	27,763	1,357,611
		4,051,005
Media — 1.1%
Interpublic Group of Cos., Inc. (The)	33,981	965,060
Liberty Media Corp-Liberty Live, Class A *	3,534	110,402
Liberty Media Corp-Liberty SiriusXM, Class A *	13,073	320,158
Nexstar Media Group, Inc.	8,063	1,129,465
Omnicom Group, Inc.	10,660	798,541
		3,323,626
Medical Equipment & Services — 4.5%
Agilent Technologies, Inc.	9,009	931,260
Bio-Techne Corp.	3,256	177,875
Bruker Corp.	15,306	872,442
Cooper Cos., Inc. (The)	2,395	746,641
Dentsply Sirona, Inc.	20,247	615,711
Envista Holdings Corp. *	8,478	197,283
Henry Schein, Inc. *	17,950	1,166,391
Hologic, Inc. *	17,192	1,137,595
Integra LifeSciences Holdings Corp. *	4,889	175,808
Laboratory Corp. of America Holdings	5,281	1,054,774
QIAGEN NV * (a)	730	27,324
QIAGEN NV *	24,439	914,752
Quest Diagnostics, Inc.	10,055	1,308,156
QuidelOrtho Corp. *	11,556	705,840
ResMed, Inc.	5,373	758,775
Revvity, Inc.	8,553	708,616
STERIS plc	5,957	1,250,851
Teleflex, Inc.	809	149,463
West Pharmaceutical Services, Inc.	3,371	1,072,956
		13,972,513
Mortgage Real Estate Investment Trusts — 0.7%
Annaly Capital Management, Inc.	11,191	174,691
Rithm Capital Corp.	131,861	1,230,263
Starwood Property Trust, Inc. (a)	47,569	844,350
		2,249,304
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	171

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Non-life Insurance — 3.1%
American Financial Group, Inc.	9,144	999,988
Arch Capital Group Ltd. *	3,663	317,509
Arthur J Gallagher & Co.	5,950	1,401,165
Assured Guaranty Ltd.	7,081	441,854
Axis Capital Holdings Ltd.	6,437	367,553
Brown & Brown, Inc.	6,252	434,014
CNA Financial Corp.	209	8,444
Everest Group Ltd.	1,942	768,294
Fidelity National Financial, Inc.	11,500	449,535
First American Financial Corp.	6,283	323,198
Hanover Insurance Group, Inc. (The)	488	57,198
Hartford Financial Services Group, Inc. (The)	17,937	1,317,473
Old Republic International Corp.	50,103	1,371,820
Reinsurance Group of America, Inc.	6,981	1,043,450
White Mountains Insurance Group Ltd.	270	386,302
		9,687,797
Non-Renewable Energy — 7.1%
Antero Midstream Corp.	112,592	1,389,385
Antero Resources Corp. *	37,690	1,109,594
APA Corp.	20,810	826,573
Cheniere Energy, Inc.	6,718	1,118,010
Chesapeake Energy Corp. (a)	12,673	1,090,892
Coterra Energy, Inc.	48,275	1,327,563
Devon Energy Corp.	17,353	808,129
Diamondback Energy, Inc.	8,881	1,423,802
DT Midstream, Inc.	4,756	256,681
EQT Corp.	31,067	1,316,620
Halliburton Co.	30,394	1,195,700
Hess Corp.	7,311	1,055,708
HF Sinclair Corp.	24,171	1,338,590
Marathon Oil Corp.	42,143	1,150,925
ONEOK, Inc.	19,267	1,256,208
Phillips 66	11,736	1,338,726
Range Resources Corp. (a)	14,377	515,272
Targa Resources Corp.	15,704	1,313,011
Texas Pacific Land Corp.	521	961,740
Williams Cos., Inc. (The)	37,911	1,304,138
		22,097,267
Personal Care, Drug & Grocery Stores — 3.6%
Albertsons Cos., Inc., Class A	61,121	1,326,326
Casey's General Stores, Inc.	5,646	1,535,204
Cencora, Inc. (a)	7,822	1,448,243
Church & Dwight Co., Inc.	14,287	1,299,260
INVESTMENTS	SHARES	VALUE ($)

Personal Care, Drug & Grocery Stores — continued
Clorox Co. (The)	8,865	1,043,411
GCI Liberty Inc. ‡ *	8,086	—
Grocery Outlet Holding Corp. *	14,693	406,555
Kroger Co. (The)	29,715	1,348,170
Olaplex Holdings, Inc. * (a)	71,671	101,773
Performance Food Group Co. *	22,036	1,272,799
Reynolds Consumer Products, Inc.	23,973	609,633
Spectrum Brands Holdings, Inc.	10,717	807,204
		11,198,578
Personal Goods — 0.8%
Carter's, Inc. (a)	2,963	198,995
Crocs, Inc. *	8,346	745,465
Deckers Outdoor Corp. *	1,295	773,193
Tapestry, Inc.	29,699	818,504
		2,536,157
Pharmaceuticals, Biotechnology & Marijuana Producers — 2.7%
Biogen, Inc. * (a)	1,046	248,467
Cardinal Health, Inc.	15,437	1,404,767
Exelixis, Inc. *	26,945	554,798
Fortrea Holdings, Inc. * (a)	5,581	158,500
Incyte Corp. *	14,633	789,158
Jazz Pharmaceuticals plc *	9,009	1,144,323
Maravai LifeSciences Holdings, Inc., Class A *	19,951	136,864
Neurocrine Biosciences, Inc. *	5,325	590,755
Royalty Pharma plc	33,412	897,780
United Therapeutics Corp. *	5,293	1,179,598
Viatris, Inc.	127,153	1,131,662
		8,236,672
Precious Metals & Mining — 0.2%
SSR Mining, Inc. (Canada) (a)	35,840	497,459
Real Estate Investment & Services — 1.3%
CBRE Group, Inc., Class A *	15,953	1,106,181
CoStar Group, Inc. *	16,642	1,221,689
Jones Lang LaSalle, Inc. *	6,197	792,720
Zillow Group, Inc., Class C *	24,371	883,449
		4,004,039
Real Estate Investment Trusts — 9.4%
American Homes 4 Rent, Class A	17,929	586,995
AvalonBay Communities, Inc.	1,397	231,539
Brixmor Property Group, Inc.	62,488	1,299,126
Camden Property Trust	7,255	615,804
Cousins Properties, Inc.	16,554	295,820
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
CubeSmart	33,125	1,129,231
EastGroup Properties, Inc.	5,961	973,133
EPR Properties	23,946	1,022,494
First Industrial Realty Trust, Inc.	19,238	813,767
Gaming and Leisure Properties, Inc.	28,968	1,314,858
Highwoods Properties, Inc. (a)	10,395	185,967
Host Hotels & Resorts, Inc.	86,778	1,343,323
Iron Mountain, Inc. (a)	21,618	1,276,975
Kimco Realty Corp.	61,242	1,098,682
Lamar Advertising Co., Class A (a)	15,026	1,236,189
Mid-America Apartment Communities, Inc.	6,997	826,696
NNN REIT, Inc.	23,221	843,619
Omega Healthcare Investors, Inc. (a)	41,992	1,389,935
Park Hotels & Resorts, Inc.	80,775	931,336
Rayonier, Inc.	20,397	514,820
Regency Centers Corp.	22,022	1,327,046
Rexford Industrial Realty, Inc.	18,409	796,005
Simon Property Group, Inc.	11,958	1,314,065
Spirit Realty Capital, Inc.	35,174	1,265,912
STAG Industrial, Inc.	30,209	1,003,543
Ventas, Inc.	20,880	886,565
VICI Properties, Inc.	44,337	1,237,002
Welltower, Inc.	15,496	1,295,621
Weyerhaeuser Co.	42,018	1,205,496
WP Carey, Inc.	17,317	929,057
		29,190,621
Retailers — 2.7%
AutoNation, Inc. *	8,566	1,114,265
Bath & Body Works, Inc.	3,386	100,395
Best Buy Co., Inc.	13,643	911,625
Dick's Sporting Goods, Inc. (a)	9,877	1,056,345
Kohl's Corp. (a)	1,356	30,578
Macy's, Inc. (a)	37,645	458,516
Penske Automotive Group, Inc. (a)	8,273	1,183,701
Ross Stores, Inc.	9,819	1,138,710
Tractor Supply Co. (a)	6,070	1,168,839
Williams-Sonoma, Inc.	7,474	1,122,894
		8,285,868
Software & Computer Services — 4.3%
Akamai Technologies, Inc. *	4,959	512,413
Amdocs Ltd.	14,133	1,132,901
ANSYS, Inc. *	4,133	1,150,049
CACI International, Inc., Class A *	3,771	1,224,670
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — continued
Concentrix Corp. (a)	5,638	429,672
Dolby Laboratories, Inc., Class A	11,639	942,061
EPAM Systems, Inc. *	489	106,392
Gartner, Inc. *	3,898	1,294,292
Gen Digital, Inc.	14,877	247,851
Hewlett Packard Enterprise Co.	64,992	999,577
Leidos Holdings, Inc.	10,015	992,687
Manhattan Associates, Inc. *	6,827	1,331,128
Paycom Software, Inc.	570	139,633
Science Applications International Corp.	7,864	859,063
SS&C Technologies Holdings, Inc.	19,486	979,171
Tyler Technologies, Inc. *	2,602	970,286
		13,311,846
Technology Hardware & Equipment — 4.2%
Amphenol Corp., Class A	15,522	1,250,297
CDW Corp.	6,451	1,292,780
Cirrus Logic, Inc. *	11,041	738,974
Corning, Inc.	26,912	720,165
HP, Inc.	28,960	762,517
Jabil, Inc. (a)	11,890	1,460,092
Microchip Technology, Inc.	10,783	768,720
Monolithic Power Systems, Inc.	2,624	1,159,126
NetApp, Inc.	13,391	974,597
ON Semiconductor Corp. *	13,837	866,750
Qorvo, Inc. *	8,432	737,126
Skyworks Solutions, Inc.	7,933	688,108
TD SYNNEX Corp.	8,397	769,837
Teradyne, Inc. (a)	10,252	853,684
		13,042,773
Telecommunications Equipment — 1.3%
Ciena Corp. *	25,126	1,060,317
Juniper Networks, Inc.	46,662	1,256,141
Lumentum Holdings, Inc. * (a)	19,555	766,752
Ubiquiti, Inc. (a)	3,545	430,540
Viasat, Inc. * (a)	19,709	363,434
		3,877,184
Telecommunications Service Providers — 1.7%
Cable One, Inc.	2,004	1,101,940
DISH Network Corp., Class A * (a)	152,726	748,358
Frontier Communications Parent, Inc. * (a)	59,058	1,058,319
Iridium Communications, Inc.	14,926	553,008
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	173

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Telecommunications Service Providers — continued
Liberty Broadband Corp., Class C *	13,972	1,164,007
Roku, Inc. * (a)	10,340	615,954
		5,241,586
Travel & Leisure — 1.5%
Boyd Gaming Corp.	15,748	870,077
Choice Hotels International, Inc. (a)	3,002	331,721
Darden Restaurants, Inc.	6,653	968,211
MGM Resorts International	23,897	834,484
Texas Roadhouse, Inc.	9,293	943,611
Travel + Leisure Co.	5,508	187,437
Wendy's Co. (The)	29,038	552,303
		4,687,844
Waste & Disposal Services — 0.9%
Clean Harbors, Inc. *	7,933	1,219,064
Republic Services, Inc.	9,478	1,407,388
Stericycle, Inc. *	7,546	311,197
		2,937,649
Total Common Stocks (Cost $328,157,718)		309,606,119
Short-Term Investments — 8.6%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $280,906)	280,906	280,906
INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral from Securities Loaned — 8.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 5.53% (b) (c)	21,995,601	22,000,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	4,283,512	4,283,512
Total Investment of Cash Collateral from Securities Loaned (Cost $26,283,711)		26,283,512
Total Short-Term Investments (Cost $26,564,617)		26,564,418
Total Investments — 108.4% (Cost $354,722,335)		336,170,537
Liabilities in Excess of Other Assets — (8.4)%		(26,106,590)
NET ASSETS — 100.0%		310,063,947

Percentages indicated are based on net assets.

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $25,944,054.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P MidCap 400 E-Mini Index	1	12/15/2023	USD	237,440	3,758

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.9%
Aerospace & Defense — 0.1%
Moog, Inc., Class A	2,573	298,597
National Presto Industries, Inc.	3,020	225,745
		524,342
Automobiles & Parts — 0.2%
Dorman Products, Inc. *	6,331	393,661
Gentherm, Inc. *	13,777	554,111
		947,772
Banks — 4.9%
1st Source Corp.	5,129	233,985
Ameris Bancorp	20,159	751,931
Atlantic Union Bankshares Corp. (a)	12,551	361,594
Axos Financial, Inc. *	15,449	556,627
BancFirst Corp.	5,368	435,398
Bancorp, Inc. (The) *	11,062	394,360
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	29,884	754,870
Banner Corp.	2,105	88,852
Brookline Bancorp, Inc.	981	7,985
Capital City Bank Group, Inc.	1,885	53,854
Cathay General Bancorp	19,236	652,293
City Holding Co. (a)	2,286	207,523
Community Trust Bancorp, Inc.	5,137	192,946
Enterprise Financial Services Corp.	6,353	220,894
First BanCorp (Puerto Rico)	35,640	475,794
First Busey Corp.	9,935	197,309
First Commonwealth Financial Corp.	18,940	230,689
First Financial Bancorp	19,969	369,427
First Financial Corp.	2,757	94,868
First Merchants Corp.	6,397	174,702
Fulton Financial Corp.	35,071	455,572
Hancock Whitney Corp.	12,399	426,898
Hilltop Holdings, Inc.	38,917	1,074,888
Home BancShares, Inc.	36,074	737,713
Hope Bancorp, Inc.	59,763	523,524
International Bancshares Corp.	10,264	449,871
Lakeland Financial Corp.	1,291	63,582
NBT Bancorp, Inc.	16,139	540,172
Northwest Bancshares, Inc.	56,021	583,739
OceanFirst Financial Corp.	35,045	443,670
OFG Bancorp (Puerto Rico)	26,456	783,627
Old National Bancorp	69,290	949,273
Pathward Financial, Inc.	5,435	246,151
Renasant Corp.	22,271	543,190
Republic Bancorp, Inc., Class A	3,695	163,282
INVESTMENTS	SHARES	VALUE ($)

Banks — continued
Simmons First National Corp., Class A	30,927	439,473
TrustCo Bank Corp.	10,038	256,270
Trustmark Corp.	18,477	371,572
UMB Financial Corp.	3,999	250,817
United Bankshares, Inc.	31,992	909,853
United Community Banks, Inc.	17,681	390,573
Valley National Bancorp	101,487	789,569
WaFd, Inc.	28,798	710,735
WesBanco, Inc.	18,653	454,947
		19,014,862
Beverages — 1.4%
Coca-Cola Consolidated, Inc.	1,967	1,251,819
Duckhorn Portfolio, Inc. (The) *	25,116	261,960
MGP Ingredients, Inc. (a)	10,996	1,040,881
National Beverage Corp. *	26,675	1,237,187
Primo Water Corp.	86,055	1,123,878
Vita Coco Co., Inc. (The) * (a)	19,154	519,073
		5,434,798
Chemicals — 3.1%
AdvanSix, Inc.	24,301	669,492
American Vanguard Corp.	26,064	243,959
Avient Corp.	28,516	901,676
Balchem Corp.	9,321	1,083,473
Cabot Corp.	15,743	1,046,595
Ecovyst, Inc. *	56,673	521,392
Ingevity Corp. *	15,808	636,746
Innospec, Inc.	11,703	1,146,894
Intrepid Potash, Inc. *	14,320	284,825
Livent Corp. * (a)	40,245	587,175
LSB Industries, Inc. *	85,175	775,944
Orion SA (Germany)	48,948	993,644
Quaker Chemical Corp.	4,841	695,748
Rayonier Advanced Materials, Inc. *	115,845	320,891
Sensient Technologies Corp.	10,512	593,087
Stepan Co.	10,006	748,449
Tronox Holdings plc	68,700	734,403
		11,984,393
Construction & Materials — 2.1%
Atkore, Inc. *	7,900	981,812
BlueLinx Holdings, Inc. *	2,764	196,548
Comfort Systems USA, Inc.	7,123	1,295,317
Exponent, Inc.	8,809	645,612
GMS, Inc. *	12,862	752,170
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	175

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Construction & Materials — continued
Griffon Corp.	8,652	345,561
Installed Building Products, Inc.	5,652	631,159
Masonite International Corp. *	5,736	453,947
Mueller Water Products, Inc., Class A	8,689	107,483
Patrick Industries, Inc.	12,509	940,051
Quanex Building Products Corp.	7,405	198,824
Simpson Manufacturing Co., Inc.	8,128	1,082,487
Sterling Infrastructure, Inc. *	7,321	533,335
		8,164,306
Consumer Services — 1.1%
Carriage Services, Inc.	4,190	90,504
Cars.com, Inc. *	14,167	215,763
Laureate Education, Inc., Class A	92,283	1,304,882
Perdoceo Education Corp.	59,556	1,077,368
PROG Holdings, Inc. *	11,892	325,722
Strategic Education, Inc.	8,718	717,579
Upbound Group, Inc.	24,422	636,437
		4,368,255
Electricity — 1.5%
ALLETE, Inc.	23,683	1,267,988
MGE Energy, Inc.	11,296	809,132
Northwestern Energy Group, Inc.	25,953	1,246,004
Ormat Technologies, Inc. (a)	1,539	94,710
PNM Resources, Inc.	29,446	1,244,388
Portland General Electric Co.	25,988	1,040,040
		5,702,262
Electronic & Electrical Equipment — 1.3%
AZZ, Inc.	8,894	420,419
Badger Meter, Inc.	7,881	1,091,913
Belden, Inc.	8,702	616,972
Encore Wire Corp. (a)	6,402	1,144,870
EnerSys	5,366	459,222
Watts Water Technologies, Inc., Class A	7,008	1,212,454
		4,945,850
Finance & Credit Services — 1.9%
Enact Holdings, Inc.	9,279	255,729
Encore Capital Group, Inc. *	4,929	185,725
Enova International, Inc. *	16,596	661,848
Federal Agricultural Mortgage Corp., Class C	3,519	522,783
FirstCash Holdings, Inc.	4,954	539,590
Mr. Cooper Group, Inc. *	23,182	1,310,478
Navient Corp.	64,315	1,023,252
INVESTMENTS	SHARES	VALUE ($)

Finance & Credit Services — continued
Nelnet, Inc., Class A	5,075	430,411
PennyMac Financial Services, Inc.	18,036	1,212,019
Radian Group, Inc.	48,329	1,224,657
		7,366,492
Food Producers — 4.4%
Andersons, Inc. (The)	25,175	1,262,023
B&G Foods, Inc. (a)	69,558	561,333
BellRing Brands, Inc. *	31,903	1,395,118
Cal-Maine Foods, Inc. (a)	27,402	1,241,585
Fresh Del Monte Produce, Inc.	33,685	842,125
GrowGeneration Corp. *	98,895	201,746
Herbalife Ltd. * (a)	39,393	561,350
Hostess Brands, Inc. *	46,394	1,549,560
J & J Snack Foods Corp.	7,628	1,194,621
John B Sanfilippo & Son, Inc.	10,444	1,068,003
Lancaster Colony Corp.	6,969	1,178,946
Medifast, Inc.	14,279	987,536
Nature's Sunshine Products, Inc. *	12,000	214,800
Simply Good Foods Co. (The) *	36,166	1,348,630
Sovos Brands, Inc. * (a)	39,084	848,514
SunOpta, Inc. (Canada) *	42,278	162,347
TreeHouse Foods, Inc. *	26,624	1,109,955
USANA Health Sciences, Inc. *	11,628	529,655
Utz Brands, Inc. (a)	67,322	820,655
		17,078,502
Gas, Water & Multi-utilities — 3.4%
American States Water Co.	15,551	1,213,755
Aris Water Solutions, Inc., Class A	21,160	176,686
Avista Corp.	33,543	1,062,978
Black Hills Corp.	23,899	1,155,517
Brookfield Infrastructure Corp., Class A (Canada) (a)	33,317	858,246
California Water Service Group	23,061	1,122,609
Chesapeake Utilities Corp.	7,876	697,892
Excelerate Energy, Inc., Class A	23,109	328,610
Middlesex Water Co.	8,941	568,022
New Jersey Resources Corp.	30,932	1,255,220
Northwest Natural Holding Co.	27,384	1,005,267
ONE Gas, Inc.	17,867	1,079,167
SJW Group	19,985	1,248,663
Spire, Inc.	22,252	1,237,879
		13,010,511
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
General Industrials — 1.4%
Apogee Enterprises, Inc.	9,312	399,671
Barnes Group, Inc.	5,699	118,482
CSW Industrials, Inc.	3,370	597,366
Greif, Inc., Class A	12,264	778,764
HB Fuller Co.	16,889	1,117,207
Kronos Worldwide, Inc. (a)	27,393	189,012
Myers Industries, Inc.	11,427	191,631
Otter Tail Corp. (a)	15,990	1,230,271
Standex International Corp.	5,688	816,626
TriMas Corp.	4,150	100,472
		5,539,502
Health Care Providers — 2.7%
Addus HomeCare Corp. *	8,747	690,138
Apollo Medical Holdings, Inc. *	22,894	714,522
Computer Programs and Systems, Inc. *	11,594	163,359
CorVel Corp. *	5,656	1,096,925
Ensign Group, Inc. (The)	13,327	1,287,388
Healthcare Services Group, Inc.	17,862	169,689
HealthEquity, Inc. *	12,874	922,808
NextGen Healthcare, Inc. * (a)	36,805	880,376
Omnicell, Inc. *	8,938	317,657
Option Care Health, Inc. *	38,246	1,060,562
Pennant Group, Inc. (The) *	12,527	136,168
RadNet, Inc. *	13,679	368,786
Select Medical Holdings Corp.	45,054	1,024,077
Surgery Partners, Inc. * (a)	29,651	685,828
US Physical Therapy, Inc. (a)	9,021	758,756
		10,277,039
Household Goods & Home Construction — 2.9%
Beazer Homes USA, Inc. *	16,662	403,054
Central Garden & Pet Co., Class A *	16,422	651,789
Century Communities, Inc.	5,991	368,446
CompX International, Inc.	3,039	57,194
Ethan Allen Interiors, Inc. (a)	38,227	1,003,841
Green Brick Partners, Inc. *	14,341	554,997
HNI Corp.	20,609	714,926
Interface, Inc.	43,820	389,560
KB Home	17,539	775,224
La-Z-Boy, Inc.	34,458	1,007,552
LGI Homes, Inc. *	2,288	216,239
M/I Homes, Inc. *	13,070	1,072,655
MDC Holdings, Inc.	19,280	731,676
Meritage Homes Corp.	6,602	752,760
INVESTMENTS	SHARES	VALUE ($)

Household Goods & Home Construction — continued
MillerKnoll, Inc.	22,136	520,196
Steelcase, Inc., Class A	32,482	354,379
Taylor Morrison Home Corp. *	27,211	1,042,725
Tri Pointe Homes, Inc. *	26,386	661,233
		11,278,446
Industrial Engineering — 1.0%
Albany International Corp., Class A	6,313	515,204
Astec Industries, Inc.	643	25,746
Columbus McKinnon Corp.	10,844	331,501
EnPro Industries, Inc.	6,512	723,223
Franklin Electric Co., Inc.	13,082	1,134,471
Hillenbrand, Inc.	22,927	871,914
Tennant Co.	415	30,801
Titan Machinery, Inc. *	903	22,430
		3,655,290
Industrial Materials — 2.0%
Boise Cascade Co.	11,885	1,114,219
Clearwater Paper Corp. *	22,588	763,700
Koppers Holdings, Inc.	21,509	786,584
Materion Corp.	11,020	1,068,719
Mativ Holdings, Inc.	52,098	682,484
Minerals Technologies, Inc.	18,078	977,297
Sylvamo Corp. (a)	27,816	1,232,249
Tredegar Corp.	13,432	60,175
UFP Industries, Inc.	12,335	1,173,922
		7,859,349
Industrial Metals & Mining — 3.5%
Carpenter Technology Corp.	20,426	1,281,119
Commercial Metals Co.	23,003	972,797
Compass Minerals International, Inc. (a)	28,263	696,400
Constellium SE *	59,281	936,640
GrafTech International Ltd.	218,521	753,897
Haynes International, Inc.	12,638	543,750
Kaiser Aluminum Corp.	5,481	311,321
Mueller Industries, Inc. (a)	33,984	1,281,537
Olympic Steel, Inc.	11,650	591,471
Piedmont Lithium, Inc. * (a)	17,249	473,830
Ryerson Holding Corp.	41,388	1,202,321
Schnitzer Steel Industries, Inc., Class A	23,897	542,701
TimkenSteel Corp. *	48,039	976,633
Uranium Energy Corp. * (a)	199,311	1,185,900
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	177

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Metals & Mining — continued
US Silica Holdings, Inc. *	70,741	853,844
Worthington Industries, Inc.	17,121	1,054,996
		13,659,157
Industrial Support Services — 2.4%
ABM Industries, Inc.	17,320	681,369
Applied Industrial Technologies, Inc.	8,416	1,291,940
ASGN, Inc. *	7,626	636,466
CoreCivic, Inc., REIT * (a)	62,967	799,681
CRA International, Inc.	6,120	594,313
Cross Country Healthcare, Inc. *	15,850	367,086
Donnelley Financial Solutions, Inc. *	4,827	262,734
DXP Enterprises, Inc. *	1,669	54,409
EVERTEC, Inc. (Puerto Rico)	15,096	479,751
ExlService Holdings, Inc. *	6,364	166,164
Forrester Research, Inc. *	1,778	41,250
Heidrick & Struggles International, Inc.	7,796	189,755
Insperity, Inc.	6,188	654,938
Korn Ferry	9,527	433,669
Maximus, Inc.	15,458	1,155,022
Pitney Bowes, Inc. (a)	67,428	217,792
Resources Connection, Inc.	8,315	112,003
Target Hospitality Corp. * (a)	16,341	224,362
TriNet Group, Inc. *	9,315	957,116
TrueBlue, Inc. *	5,730	63,431
UniFirst Corp.	105	17,265
		9,400,516
Industrial Transportation — 3.6%
ArcBest Corp.	9,854	1,072,904
Ardmore Shipping Corp. (Ireland)	39,770	528,543
Costamare, Inc. (Monaco) (a)	27,734	250,438
DHT Holdings, Inc.	114,282	1,270,816
Dorian LPG Ltd.	20,386	651,740
Federal Signal Corp.	11,197	649,874
FLEX LNG Ltd. (Norway)	11,729	358,204
Forward Air Corp.	7,774	500,723
GATX Corp.	7,255	758,728
Genco Shipping & Trading Ltd.	26,654	351,033
Hub Group, Inc., Class A *	3,114	214,088
International Seaways, Inc.	19,025	914,912
Matson, Inc.	14,635	1,273,977
McGrath RentCorp	6,259	629,655
Nordic American Tankers Ltd.	71,351	327,501
Scorpio Tankers, Inc. (Monaco)	19,365	1,087,345
INVESTMENTS	SHARES	VALUE ($)

Industrial Transportation — continued
Teekay Tankers Ltd., Class A (Canada)	28,350	1,408,995
Textainer Group Holdings Ltd. (China)	10,378	509,767
Tingo Group, Inc. * (a)	756,710	591,293
Wabash National Corp.	22,142	458,118
		13,808,654
Investment Banking & Brokerage Services — 1.2%
Artisan Partners Asset Management, Inc., Class A (a)	30,078	992,574
Avantax, Inc. *	10,105	260,810
Brightsphere Investment Group, Inc.	25,834	404,561
Cannae Holdings, Inc. *	15,336	250,744
Cohen & Steers, Inc. (a)	3,926	205,094
Hamilton Lane, Inc., Class A	6,172	519,189
Moelis & Co., Class A (a)	18,713	779,209
StoneX Group, Inc. *	3,126	297,970
Victory Capital Holdings, Inc., Class A	10,383	305,883
Virtus Investment Partners, Inc.	1,569	289,057
WisdomTree, Inc.	40,801	252,966
		4,558,057
Leisure Goods — 1.1%
Camping World Holdings, Inc., Class A (a)	34,569	579,031
Fox Factory Holding Corp. *	875	71,286
LCI Industries (a)	5,446	590,837
Smith & Wesson Brands, Inc. (a)	75,602	1,113,617
Sturm Ruger & Co., Inc.	23,323	1,290,928
Winnebago Industries, Inc.	12,784	740,833
		4,386,532
Life Insurance — 1.4%
American Equity Investment Life Holding Co.	24,551	1,300,221
CNO Financial Group, Inc.	50,837	1,178,402
Genworth Financial, Inc., Class A *	216,050	1,294,139
Jackson Financial, Inc., Class A	31,124	1,142,562
National Western Life Group, Inc., Class A	977	467,885
		5,383,209
Media — 0.4%
Gray Television, Inc.	31,242	203,698
Scholastic Corp.	6,649	245,348
TEGNA, Inc.	76,741	1,113,512
		1,562,558
Medical Equipment & Services — 2.9%
AdaptHealth Corp. *	37,781	276,935
Anika Therapeutics, Inc. *	4,287	83,597
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
AtriCure, Inc. *	16,553	573,396
Atrion Corp.	379	129,610
Avanos Medical, Inc. *	12,248	224,873
CONMED Corp.	9,915	966,316
Fulgent Genetics, Inc. * (a)	21,862	523,376
Haemonetics Corp. *	11,931	1,016,879
Integer Holdings Corp. *	13,795	1,119,740
Lantheus Holdings, Inc. *	15,463	998,910
Merit Medical Systems, Inc. *	15,571	1,070,351
NeoGenomics, Inc. *	43,766	613,599
OraSure Technologies, Inc. *	93,888	484,462
Owens & Minor, Inc. *	33,059	473,735
Patterson Cos., Inc.	24,734	753,398
STAAR Surgical Co. *	5,429	227,041
Surmodics, Inc. *	2,351	69,260
UFP Technologies, Inc. *	5,043	786,305
Varex Imaging Corp. *	35,586	642,327
Zynex, Inc. * (a)	23,345	207,304
		11,241,414
Mortgage Real Estate Investment Trusts — 1.9%
Apollo Commercial Real Estate Finance, Inc. (a)	81,221	808,961
Arbor Realty Trust, Inc. (a)	60,340	760,887
Dynex Capital, Inc.	48,407	486,006
Ellington Financial, Inc. (a)	68,968	829,685
KKR Real Estate Finance Trust, Inc.	30,891	322,502
Ladder Capital Corp.	72,869	736,706
MFA Financial, Inc.	75,644	672,475
New York Mortgage Trust, Inc.	54,253	422,631
PennyMac Mortgage Investment Trust (a)	39,171	495,513
Ready Capital Corp. (a)	77,826	733,899
Redwood Trust, Inc. (a)	71,559	449,391
TPG RE Finance Trust, Inc.	15,671	86,347
Two Harbors Investment Corp. (a)	36,213	420,433
		7,225,436
Nonequity Investment Instruments — 0.0% ^
OmniAb, Inc. * (a)	9,804	44,608
OmniAb, Inc. ‡ *	1,382	—
		44,608
Non-life Insurance — 1.2%
Employers Holdings, Inc.	15,946	605,948
Essent Group Ltd.	18,660	881,498
Horace Mann Educators Corp.	4,418	140,183
NMI Holdings, Inc., Class A *	11,395	311,653
INVESTMENTS	SHARES	VALUE ($)

Non-life Insurance — continued
Safety Insurance Group, Inc.	4,039	303,612
Selective Insurance Group, Inc.	11,153	1,161,139
Stewart Information Services Corp.	25,521	1,114,502
		4,518,535
Non-Renewable Energy — 6.5%
Alpha Metallurgical Resources, Inc.	5,463	1,201,641
Arch Resources, Inc.	5,588	842,838
Archrock, Inc.	101,367	1,284,320
Berry Corp.	58,580	489,143
Cactus, Inc., Class A	19,503	915,471
ChampionX Corp.	30,769	947,685
Chord Energy Corp.	6,287	1,039,367
Civitas Resources, Inc. (a)	15,827	1,193,831
CNX Resources Corp. * (a)	53,890	1,170,491
Comstock Resources, Inc. (a)	65,482	825,073
CONSOL Energy, Inc.	14,528	1,334,978
CVR Energy, Inc. (a)	22,726	744,276
DMC Global, Inc. *	7,809	147,981
Helix Energy Solutions Group, Inc. *	104,975	1,028,755
Magnolia Oil & Gas Corp., Class A (a)	44,672	1,002,886
Matador Resources Co.	17,875	1,102,709
MRC Global, Inc. *	15,003	157,681
Newpark Resources, Inc. *	3,865	26,746
Northern Oil and Gas, Inc.	14,767	566,167
NOW, Inc. *	21,201	233,635
Par Pacific Holdings, Inc. *	29,745	976,231
Patterson-UTI Energy, Inc.	61,382	779,551
PBF Energy, Inc., Class A	25,653	1,219,287
Permian Resources Corp. (a)	91,264	1,329,716
RPC, Inc. (a)	29,468	245,174
SandRidge Energy, Inc.	35,214	558,142
SM Energy Co.	24,446	985,663
Solaris Oilfield Infrastructure, Inc., Class A	53,527	494,589
SunCoke Energy, Inc.	97,170	924,087
Warrior Met Coal, Inc.	23,041	1,122,788
World Kinect Corp.	19,506	360,861
		25,251,763
Personal Care, Drug & Grocery Stores — 2.5%
ACCO Brands Corp.	93,420	472,705
Chefs' Warehouse, Inc. (The) *	11,161	212,394
Edgewell Personal Care Co.	33,431	1,166,742
Energizer Holdings, Inc.	38,049	1,201,587
Ingles Markets, Inc., Class A	13,163	1,055,936
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	179

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Personal Care, Drug & Grocery Stores — continued
Nu Skin Enterprises, Inc., Class A	5,716	108,547
PetMed Express, Inc. (a)	57,072	393,226
SpartanNash Co.	37,706	848,008
Sprouts Farmers Market, Inc. * (a)	33,428	1,404,644
United Natural Foods, Inc. *	43,517	634,478
WD-40 Co.	6,092	1,287,849
Weis Markets, Inc.	11,001	716,165
		9,502,281
Personal Goods — 1.2%
elf Beauty, Inc. *	8,538	790,875
Inter Parfums, Inc.	4,081	518,736
Movado Group, Inc.	18,586	517,806
Oxford Industries, Inc.	10,528	888,563
Signet Jewelers Ltd.	16,755	1,170,002
Steven Madden Ltd.	20,398	668,850
		4,554,832
Pharmaceuticals, Biotechnology & Marijuana Producers — 3.5%
Alkermes plc *	15,901	384,645
Amphastar Pharmaceuticals, Inc. *	24,092	1,090,645
ANI Pharmaceuticals, Inc. *	14,674	905,973
Arcturus Therapeutics Holdings, Inc. *	14,112	269,539
Castle Biosciences, Inc. *	14,965	233,753
Catalyst Pharmaceuticals, Inc. *	93,435	1,159,528
Collegium Pharmaceutical, Inc. *	35,538	773,307
Corcept Therapeutics, Inc. * (a)	39,740	1,115,899
Dynavax Technologies Corp. *	76,118	1,081,637
Eagle Pharmaceuticals, Inc. *	2,144	29,437
Harmony Biosciences Holdings, Inc. *	14,910	350,981
Innoviva, Inc. * (a)	71,388	885,925
Ironwood Pharmaceuticals, Inc. *	107,283	962,329
Ligand Pharmaceuticals, Inc. *	12,165	636,108
Myriad Genetics, Inc. *	17,983	280,175
OmniAb Operations, Inc. ‡ *	1,382	—
Pacira BioSciences, Inc. *	5,870	165,886
PDL BioPharma, Inc. ‡ *	22,361	32,424
Prestige Consumer Healthcare, Inc. *	22,385	1,328,774
Prothena Corp. plc (Ireland) * (a)	17,636	643,009
Supernus Pharmaceuticals, Inc. *	30,587	729,500
Vanda Pharmaceuticals, Inc. *	36,653	160,540
Vir Biotechnology, Inc. *	27,656	219,312
Xencor, Inc. *	13,960	242,206
		13,681,532
INVESTMENTS	SHARES	VALUE ($)

Precious Metals & Mining — 0.2%
Hecla Mining Co.	205,458	836,214
Real Estate Investment & Services — 1.2%
Anywhere Real Estate, Inc. *	817	3,815
Douglas Elliman, Inc.	66,233	117,233
eXp World Holdings, Inc. (a)	63,468	842,220
Kennedy-Wilson Holdings, Inc.	54,008	695,083
Marcus & Millichap, Inc.	11,676	335,101
Newmark Group, Inc., Class A	92,748	525,881
Opendoor Technologies, Inc. * (a)	334,176	634,935
Redfin Corp. * (a)	91,986	428,655
St. Joe Co. (The)	21,194	988,488
		4,571,411
Real Estate Investment Trusts — 11.1%
Acadia Realty Trust	46,821	670,477
Alexander & Baldwin, Inc.	30,920	488,536
American Assets Trust, Inc.	30,921	548,848
Apartment Investment and Management Co., Class A *	84,077	492,691
Apple Hospitality REIT, Inc. (a)	86,933	1,363,109
Ares Commercial Real Estate Corp. (a)	88,473	811,297
Brandywine Realty Trust	128,682	481,271
Broadstone Net Lease, Inc.	67,266	951,814
CareTrust REIT, Inc.	64,094	1,379,303
Community Healthcare Trust, Inc.	13,399	384,149
COPT Defense Properties	50,326	1,147,433
DiamondRock Hospitality Co.	109,805	848,793
Douglas Emmett, Inc. (a)	66,705	747,763
Easterly Government Properties, Inc.	52,374	563,544
Empire State Realty Trust, Inc., Class A	70,093	567,052
Equity Commonwealth	46,237	875,729
Essential Properties Realty Trust, Inc.	54,282	1,191,490
Four Corners Property Trust, Inc.	48,679	1,036,863
GEO Group, Inc. (The) * (a)	176,110	1,539,201
Getty Realty Corp.	34,755	925,178
Global Net Lease, Inc.	85,018	675,043
Independence Realty Trust, Inc.	60,627	751,169
Innovative Industrial Properties, Inc. (a)	14,922	1,071,847
Kite Realty Group Trust	58,502	1,247,263
LTC Properties, Inc.	38,099	1,204,309
LXP Industrial Trust	88,261	698,144
Macerich Co. (The)	110,667	1,075,683
National Health Investors, Inc.	24,014	1,201,661
NETSTREIT Corp. (a)	15,751	224,452
Paramount Group, Inc. (a)	50,685	216,932
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
Pebblebrook Hotel Trust	59,743	712,734
Phillips Edison & Co., Inc. (a)	38,337	1,353,679
Physicians Realty Trust	91,603	994,809
Piedmont Office Realty Trust, Inc., Class A	68,109	354,848
PotlatchDeltic Corp.	27,641	1,184,417
Retail Opportunity Investments Corp.	60,249	707,323
RLJ Lodging Trust	86,874	816,616
RPT Realty	78,072	842,397
Ryman Hospitality Properties, Inc.	15,299	1,309,594
Sabra Health Care REIT, Inc.	101,570	1,385,415
Service Properties Trust	57,665	418,071
SITE Centers Corp.	97,634	1,138,412
SL Green Realty Corp. (a)	16,811	492,394
Star Holdings *	7,552	86,470
Summit Hotel Properties, Inc.	42,887	241,883
Sunstone Hotel Investors, Inc.	120,343	1,119,190
Tanger Factory Outlet Centers, Inc. (a)	56,834	1,281,607
Terreno Realty Corp.	21,674	1,154,791
Urban Edge Properties	52,819	837,709
Veris Residential, Inc.	18,299	245,024
Whitestone	39,324	391,274
Xenia Hotels & Resorts, Inc.	24,599	286,086
		42,735,787
Renewable Energy — 0.4%
Arcosa, Inc.	16,718	1,154,712
REX American Resources Corp. *	13,219	502,454
		1,657,166
Retailers — 2.5%
Abercrombie & Fitch Co., Class A *	1,010	61,428
Academy Sports & Outdoors, Inc.	17,363	778,557
America's Car-Mart, Inc. *	1,587	106,297
Asbury Automotive Group, Inc. *	2,051	392,500
Big 5 Sporting Goods Corp. (a)	58,291	411,534
Buckle, Inc. (The) (a)	32,111	1,084,389
Caleres, Inc.	3,026	77,405
Dillard's, Inc., Class A (a)	3,160	981,022
Genesco, Inc. *	2,754	75,487
Global Industrial Co.	2,454	78,405
Group 1 Automotive, Inc.	4,865	1,227,585
Haverty Furniture Cos., Inc.	27,158	707,466
Hibbett, Inc.	12,275	565,509
ODP Corp. (The) *	19,365	869,876
PriceSmart, Inc.	3,189	199,281
INVESTMENTS	SHARES	VALUE ($)

Retailers — continued
Shoe Carnival, Inc. (a)	35,437	810,799
Urban Outfitters, Inc. *	23,961	829,530
Zumiez, Inc. *	21,770	357,681
		9,614,751
Software & Computer Services — 2.9%
A10 Networks, Inc.	24,633	267,761
Agilysys, Inc. *	12,621	1,082,755
Appfolio, Inc., Class A *	3,844	721,019
Blackbaud, Inc. *	5,302	346,751
Cerence, Inc. *	9,768	149,548
Consensus Cloud Solutions, Inc. *	2,610	56,350
CSG Systems International, Inc.	13,635	638,936
Mitek Systems, Inc. * (a)	20,882	223,020
NetScout Systems, Inc. *	29,814	650,840
OneSpan, Inc. *	15,592	123,177
Perficient, Inc. *	5,715	332,556
Progress Software Corp.	21,382	1,098,607
Qualys, Inc. *	8,468	1,295,181
Shutterstock, Inc.	16,578	674,393
Simulations Plus, Inc. (a)	13,436	473,888
SPS Commerce, Inc. *	7,313	1,172,566
Veradigm, Inc. *	56,412	744,074
Verint Systems, Inc. *	8,789	165,321
Workiva, Inc. *	11,972	1,042,641
		11,259,384
Technology Hardware & Equipment — 6.2%
Adeia, Inc.	75,703	638,176
Advanced Energy Industries, Inc.	11,174	975,043
Alpha & Omega Semiconductor Ltd. *	10,836	257,030
Amkor Technology, Inc.	46,768	975,581
Axcelis Technologies, Inc. *	6,868	875,670
Benchmark Electronics, Inc.	16,201	392,226
CEVA, Inc. *	1,013	17,393
Cohu, Inc. *	34,665	1,044,803
CTS Corp.	19,217	718,908
Diodes, Inc. *	14,043	913,919
Fabrinet (Thailand) *	8,227	1,275,185
FormFactor, Inc. *	29,597	1,002,746
Ichor Holdings Ltd. *	13,462	326,588
Insight Enterprises, Inc. *	8,288	1,187,670
Kulicke & Soffa Industries, Inc. (Singapore)	25,112	1,044,910
MaxLinear, Inc. *	25,880	393,376
Methode Electronics, Inc.	20,347	465,336
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	181

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Technology Hardware & Equipment — continued
Novanta, Inc. * (a)	7,674	1,013,429
Onto Innovation, Inc. *	9,678	1,087,517
PC Connection, Inc.	8,038	430,676
Photronics, Inc. *	54,099	993,258
Plexus Corp. *	10,647	1,046,813
Power Integrations, Inc.	13,746	953,010
Rambus, Inc. *	22,812	1,239,376
Sanmina Corp. *	14,219	723,321
ScanSource, Inc. *	7,623	231,739
Super Micro Computer, Inc. *	4,630	1,108,746
Synaptics, Inc. *	2,379	199,027
TTM Technologies, Inc. *	58,458	671,682
Ultra Clean Holdings, Inc. *	33,708	804,273
Vishay Intertechnology, Inc. (a)	47,419	1,054,599
		24,062,026
Telecommunications Equipment — 2.5%
ADTRAN Holdings, Inc.	25,987	170,735
Aviat Networks, Inc. *	16,968	453,046
Calix, Inc. *	18,519	613,349
Cambium Networks Corp. *	29,077	144,803
Clearfield, Inc. * (a)	21,481	515,974
Comtech Telecommunications Corp.	36,756	448,423
Digi International, Inc. *	32,387	815,505
EchoStar Corp., Class A *	75,756	1,049,978
Extreme Networks, Inc. *	48,526	1,000,606
Harmonic, Inc. *	108,568	1,171,449
Infinera Corp. * (a)	193,877	568,060
InterDigital, Inc.	15,213	1,144,778
Lightwave Logic, Inc. * (a)	75,117	340,280
NETGEAR, Inc. *	17,526	221,529
Ribbon Communications, Inc. *	1,005	1,889
Viavi Solutions, Inc. *	102,416	796,796
		9,457,200
Telecommunications Service Providers — 2.6%
8x8, Inc. *	119,960	285,505
Cogent Communications Holdings, Inc.	18,460	1,199,531
Consolidated Communications Holdings, Inc. *	106,074	442,329
fuboTV, Inc. * (a)	326,399	789,886
Globalstar, Inc. * (a)	714,331	1,007,207
Gogo, Inc. *	74,737	784,738
IDT Corp., Class B *	45,440	1,274,592
Liberty Latin America Ltd., Class C (Puerto Rico) *	113,723	779,002
Lumen Technologies, Inc. * (a)	546,303	797,602
INVESTMENTS	SHARES	VALUE ($)

Telecommunications Service Providers — continued
Shenandoah Telecommunications Co.	42,994	1,017,238
Telephone and Data Systems, Inc.	61,378	1,116,466
WideOpenWest, Inc. *	21,452	151,022
Xperi, Inc. *	31,148	264,446
		9,909,564
Tobacco — 0.7%
Turning Point Brands, Inc.	32,362	648,858
Universal Corp.	19,216	864,720
Vector Group Ltd.	95,525	981,997
		2,495,575
Travel & Leisure — 0.5%
Biglari Holdings, Inc., Class B *	286	42,262
Bloomin' Brands, Inc. (a)	36,262	846,355
Chuy's Holdings, Inc. *	3,427	115,353
El Pollo Loco Holdings, Inc. *	6,824	56,981
International Game Technology plc	28,284	718,979
		1,779,930
Waste & Disposal Services — 0.4%
Casella Waste Systems, Inc., Class A *	16,411	1,238,210
Vertex Energy, Inc. * (a)	23,212	100,044
		1,338,254
Total Common Stocks (Cost $418,351,646)		385,648,317
	NO. OF RIGHTS
Rights—0.0% ^
Pharmaceuticals, Biotechnology & Marijuana Producers — 0.0% ^
Achillion Pharmaceuticals, Inc. ‡ *(Cost $—)	12,757	6,378
	SHARES
Short-Term Investments — 12.8%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $365,657)	365,657	365,657
Investment of Cash Collateral from Securities Loaned — 12.7%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 5.53% (b) (c)	43,638,534	43,647,261
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	5,628,021	5,628,021
Total Investment of Cash Collateral from Securities Loaned (Cost $49,276,182)		49,275,282
Total Short-Term Investments (Cost $49,641,839)		49,640,939
Total Investments — 112.7% (Cost $467,993,485)		435,295,634
Liabilities in Excess of Other Assets — (12.7)%		(49,087,328)
NET ASSETS — 100.0%		386,208,306

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $47,876,291.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	4	12/15/2023	USD	333,600	(22,124)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	183

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.9%
Aerospace & Defense — 2.9%
Axon Enterprise, Inc. *	4,043	826,753
Boeing Co. (The) *	2,219	414,554
BWX Technologies, Inc.	3,771	280,110
Curtiss-Wright Corp.	2,277	452,690
General Dynamics Corp.	6,010	1,450,273
HEICO Corp.	2,010	318,404
Howmet Aerospace, Inc.	18,555	818,275
Huntington Ingalls Industries, Inc.	1,561	343,139
Lockheed Martin Corp.	4,581	2,082,706
Textron, Inc.	8,786	667,736
TransDigm Group, Inc. *	1,467	1,214,808
		8,869,448
Automobiles & Parts — 0.7%
BorgWarner, Inc.	15,409	568,592
Gentex Corp.	4,642	133,133
Genuine Parts Co.	5,470	704,864
LKQ Corp.	13,013	571,531
Phinia, Inc.	3,024	78,261
		2,056,381
Banks — 0.4%
Bank OZK	5,785	207,161
First Citizens BancShares, Inc., Class A	598	825,682
		1,032,843
Beverages — 1.6%
Celsius Holdings, Inc. *	4,085	621,287
Coca-Cola Co. (The)	11,849	669,350
Constellation Brands, Inc., Class A	2,879	674,118
Molson Coors Beverage Co., Class B	11,113	641,998
Monster Beverage Corp. *	22,178	1,133,296
PepsiCo, Inc.	7,321	1,195,373
		4,935,422
Chemicals — 0.7%
Linde plc	1,393	532,349
Olin Corp.	10,833	462,786
Valvoline, Inc.	18,215	540,439
Westlake Corp.	4,972	573,570
		2,109,144
Construction & Materials — 1.7%
Acuity Brands, Inc.	115	18,627
AECOM	8,420	644,551
Builders FirstSource, Inc. *	6,252	678,467
Eagle Materials, Inc.	3,895	599,480
INVESTMENTS	SHARES	VALUE ($)

Construction & Materials — continued
EMCOR Group, Inc.	3,587	741,254
Louisiana-Pacific Corp.	4,637	237,785
MDU Resources Group, Inc.	8,951	166,578
Owens Corning	4,617	523,429
Quanta Services, Inc.	5,145	859,832
Watsco, Inc.	1,515	528,568
		4,998,571
Consumer Services — 1.0%
Avis Budget Group, Inc. *	2,726	443,793
Copart, Inc. *	26,861	1,168,991
Grand Canyon Education, Inc. *	3,459	409,303
H&R Block, Inc.	7,816	320,847
Rollins, Inc.	14,002	526,615
U-Haul Holding Co. *	323	15,866
		2,885,415
Electricity — 1.3%
Consolidated Edison, Inc.	11,727	1,029,513
Exelon Corp.	22,487	875,644
FirstEnergy Corp.	12,160	432,896
OGE Energy Corp.	4,995	170,829
Southern Co. (The)	9,561	643,455
Vistra Corp.	25,961	849,444
		4,001,781
Electronic & Electrical Equipment — 0.6%
Crane NXT Co.	5,746	298,792
Hubbell, Inc.	2,747	741,965
nVent Electric plc	13,849	666,552
Pentair plc	2,541	147,683
		1,854,992
Finance & Credit Services — 0.1%
Morningstar, Inc.	12	3,039
SLM Corp.	19,492	253,396
		256,435
Food Producers — 2.1%
Bunge Ltd.	200	21,196
Freshpet, Inc. *	4,604	264,270
Hershey Co. (The)	4,589	859,749
Ingredion, Inc.	5,994	560,918
J M Smucker Co. (The)	5,683	646,953
Lamb Weston Holdings, Inc.	8,852	794,910
Mondelez International, Inc., Class A	28,840	1,909,496
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Food Producers — continued
Post Holdings, Inc. *	7,565	607,318
US Foods Holding Corp. *	13,855	539,514
		6,204,324
Gas, Water & Multi-utilities — 0.6%
CenterPoint Energy, Inc.	28,702	771,510
NiSource, Inc.	26,665	670,891
Sempra	6,664	466,680
		1,909,081
General Industrials — 1.9%
Eaton Corp. plc	8,488	1,764,740
General Electric Co.	21,220	2,305,129
Parker-Hannifin Corp.	3,362	1,240,276
RPM International, Inc.	4,067	371,195
Valmont Industries, Inc.	851	167,570
		5,848,910
Health Care Providers — 3.3%
Acadia Healthcare Co., Inc. *	2,612	192,008
Cigna Group (The)	6,190	1,913,948
Encompass Health Corp.	3,505	219,273
HCA Healthcare, Inc.	2,525	571,004
Humana, Inc.	1,583	829,001
IQVIA Holdings, Inc. *	5,207	941,582
UnitedHealth Group, Inc.	9,965	5,336,855
		10,003,671
Household Goods & Home Construction — 0.9%
DR Horton, Inc.	4,654	485,878
PulteGroup, Inc.	11,075	815,009
Tempur Sealy International, Inc.	16,407	655,132
Toll Brothers, Inc.	9,430	666,795
		2,622,814
Industrial Engineering — 1.4%
Caterpillar, Inc.	9,197	2,078,982
Deere & Co.	4,851	1,772,361
Lincoln Electric Holdings, Inc.	2,526	441,545
		4,292,888
Industrial Materials — 0.1%
Hexcel Corp.	3,454	213,872
Industrial Metals & Mining — 1.1%
Nucor Corp.	6,696	989,602
Reliance Steel & Aluminum Co.	3,138	798,244
Southern Copper Corp. (Mexico)	8,051	570,816
INVESTMENTS	SHARES	VALUE ($)

Industrial Metals & Mining — continued
Steel Dynamics, Inc.	6,618	704,883
Timken Co. (The)	3,309	228,718
		3,292,263
Industrial Support Services — 2.1%
American Express Co.	6,408	935,760
Automatic Data Processing, Inc.	1,857	405,235
Booz Allen Hamilton Holding Corp.	7,551	905,591
Cintas Corp.	2,537	1,286,564
Fair Isaac Corp. *	1,077	911,002
FTI Consulting, Inc. *	2,205	468,033
Paylocity Holding Corp. *	648	116,251
Vestis Corp. *	8,322	127,243
WW Grainger, Inc.	1,468	1,071,391
		6,227,070
Industrial Transportation — 2.1%
Allison Transmission Holdings, Inc.	9,546	481,309
CH Robinson Worldwide, Inc.	1,203	98,441
JB Hunt Transport Services, Inc.	4,458	766,196
Old Dominion Freight Line, Inc.	2,903	1,093,444
PACCAR, Inc.	15,115	1,247,441
Ryder System, Inc.	4,911	479,019
Saia, Inc. *	1,879	673,603
United Rentals, Inc.	1,980	804,415
WillScot Mobile Mini Holdings Corp. *	148	5,833
XPO, Inc. *	10,274	778,872
		6,428,573
Investment Banking & Brokerage Services — 4.2%
Ameriprise Financial, Inc.	3,174	998,445
Apollo Global Management, Inc.	14,976	1,159,741
Ares Management Corp.	8,657	853,494
Berkshire Hathaway, Inc., Class B *	17,110	5,840,156
Evercore, Inc., Class A	1,759	228,987
Interactive Brokers Group, Inc., Class A	5,814	465,527
Jefferies Financial Group, Inc.	18,615	599,031
LPL Financial Holdings, Inc.	3,431	770,328
Morgan Stanley	23,742	1,681,408
		12,597,117
Life Insurance — 1.2%
Aflac, Inc.	13,841	1,081,120
Globe Life, Inc.	5,649	657,318
Primerica, Inc.	3,026	578,450
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	185

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Life Insurance — continued
Principal Financial Group, Inc.	6,020	407,434
Unum Group	15,974	781,129
		3,505,451
Media — 1.7%
Interpublic Group of Cos., Inc. (The)	21,311	605,232
Liberty Media Corp-Liberty Formula One, Class C *	10,613	686,555
Netflix, Inc. *	4,544	1,870,719
Nexstar Media Group, Inc.	1,706	238,977
Omnicom Group, Inc.	9,391	703,480
Trade Desk, Inc. (The), Class A *	14,135	1,003,020
		5,107,983
Medical Equipment & Services — 3.4%
Agilent Technologies, Inc.	8,460	874,510
Boston Scientific Corp. *	26,145	1,338,362
Danaher Corp.	11,540	2,215,911
Dexcom, Inc. *	9,182	815,637
Inspire Medical Systems, Inc. *	2,374	349,358
Penumbra, Inc. *	2,457	469,656
Quest Diagnostics, Inc.	5,784	752,498
Repligen Corp. *	366	49,249
Thermo Fisher Scientific, Inc.	6,675	2,968,840
Veralto Corp. *	3,808	262,752
		10,096,773
Non-life Insurance — 4.6%
American Financial Group, Inc.	3,746	409,663
Aon plc, Class A	4,831	1,494,711
Arch Capital Group Ltd. *	13,600	1,178,848
Arthur J Gallagher & Co.	5,839	1,375,026
Assured Guaranty Ltd.	3,112	194,189
Brown & Brown, Inc.	5,840	405,413
Chubb Ltd.	9,007	1,933,082
Everest Group Ltd.	2,041	807,460
Marsh & McLennan Cos., Inc.	10,416	1,975,394
Old Republic International Corp.	14,638	400,789
Progressive Corp. (The)	12,735	2,013,276
Reinsurance Group of America, Inc.	5,127	766,333
RenaissanceRe Holdings Ltd. (Bermuda)	2,890	634,615
Ryan Specialty Holdings, Inc. *	7,763	335,362
		13,924,161
Non-Renewable Energy — 4.4%
Cheniere Energy, Inc.	6,697	1,114,515
Chevron Corp.	15,756	2,296,122
INVESTMENTS	SHARES	VALUE ($)

Non-Renewable Energy — continued
ConocoPhillips	21,159	2,513,689
Exxon Mobil Corp.	5,692	602,498
Hess Corp.	6,616	955,350
HF Sinclair Corp.	12,171	674,030
Marathon Oil Corp.	25,887	706,974
Marathon Petroleum Corp.	10,491	1,586,764
Schlumberger NV	11,529	641,704
Targa Resources Corp.	10,157	849,227
TechnipFMC plc (United Kingdom)	26,957	580,115
Valero Energy Corp.	6,632	842,264
		13,363,252
Personal Care, Drug & Grocery Stores — 1.6%
Casey's General Stores, Inc.	1,394	379,043
Cencora, Inc.	6,048	1,119,787
GCI Liberty Inc. ‡ *	3,709	—
Kroger Co. (The)	18,552	841,704
McKesson Corp.	3,527	1,606,055
Procter & Gamble Co. (The)	5,381	807,311
		4,753,900
Personal Goods — 0.5%
Deckers Outdoor Corp. *	1,609	960,669
Tapestry, Inc.	16,735	461,217
		1,421,886
Pharmaceuticals, Biotechnology & Marijuana Producers — 5.9%
AbbVie, Inc.	29,409	4,151,963
Alnylam Pharmaceuticals, Inc. *	4,142	628,755
Cardinal Health, Inc.	10,836	986,076
Eli Lilly & Co.	11,804	6,538,590
Exact Sciences Corp. *	10,300	634,377
Karuna Therapeutics, Inc. *	317	52,815
Merck & Co., Inc.	8,293	851,691
Roivant Sciences Ltd. *	44,651	385,785
Seagen, Inc. *	5,141	1,094,056
United Therapeutics Corp. *	2,690	599,493
Vertex Pharmaceuticals, Inc. *	5,507	1,994,140
		17,917,741
Real Estate Investment & Services — 0.4%
CBRE Group, Inc., Class A *	11,464	794,914
Zillow Group, Inc., Class C *	14,802	536,572
		1,331,486
Real Estate Investment Trusts — 2.1%
CubeSmart	11,306	385,421
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
Equinix, Inc.	998	728,181
Gaming and Leisure Properties, Inc.	8,584	389,628
Invitation Homes, Inc.	19,941	592,048
Iron Mountain, Inc.	14,474	854,979
Prologis, Inc.	16,601	1,672,551
STAG Industrial, Inc.	7,894	262,239
VICI Properties, Inc.	22,744	634,557
Weyerhaeuser Co.	27,404	786,221
WP Carey, Inc.	1,949	104,564
		6,410,389
Renewable Energy — 0.2%
First Solar, Inc. *	4,868	693,447
Retailers — 5.8%
AutoNation, Inc. *	4,529	589,132
AutoZone, Inc. *	516	1,278,199
Costco Wholesale Corp.	7,522	4,155,454
Dick's Sporting Goods, Inc.	5,256	562,129
GameStop Corp., Class A * (a)	2,277	31,354
Home Depot, Inc. (The)	15,931	4,535,397
Lowe's Cos., Inc.	5,841	1,113,119
O'Reilly Automotive, Inc. *	1,540	1,432,878
Penske Automotive Group, Inc. (a)	4,264	610,093
TJX Cos., Inc. (The)	23,532	2,072,463
Tractor Supply Co.	2,390	460,219
Ulta Beauty, Inc. *	1,917	730,971
		17,571,408
Software & Computer Services — 17.9%
Adobe, Inc. *	7,697	4,095,266
Amdocs Ltd.	8,265	662,522
ANSYS, Inc. *	3,154	877,632
Bentley Systems, Inc., Class B	12,199	593,359
CACI International, Inc., Class A *	2,290	743,701
Cadence Design Systems, Inc. *	6,518	1,563,342
Ceridian HCM Holding, Inc. *	10,188	652,134
Cloudflare, Inc., Class A *	13,122	743,886
Confluent, Inc., Class A *	11,291	326,423
Dolby Laboratories, Inc., Class A	3,764	304,658
DoubleVerify Holdings, Inc. *	10,677	297,141
Dynatrace, Inc. *	15,381	687,685
Fortinet, Inc. *	18,437	1,054,043
Gartner, Inc. *	2,923	970,553
GoDaddy, Inc., Class A *	164	12,010
Hewlett Packard Enterprise Co.	52,553	808,265
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — continued
HubSpot, Inc. *	1,850	783,975
International Business Machines Corp.	17,405	2,517,459
KBR, Inc.	12,516	727,806
Kyndryl Holdings, Inc. *	14,320	209,502
Manhattan Associates, Inc. *	4,146	808,387
Meta Platforms, Inc., Class A *	22,200	6,688,194
Microsoft Corp.	19,149	6,474,468
MongoDB, Inc. *	1,808	623,019
New Relic, Inc. *	8,530	739,295
Nutanix, Inc., Class A *	22,133	800,993
Oracle Corp.	27,132	2,805,449
Palantir Technologies, Inc., Class A *	69,769	1,032,581
Palo Alto Networks, Inc. *	7,004	1,702,112
Pinterest, Inc., Class A *	6,691	199,927
Procore Technologies, Inc. *	9,100	555,919
PTC, Inc. *	6,112	858,247
Roper Technologies, Inc.	2,811	1,373,370
Salesforce, Inc. *	16,433	3,300,239
Science Applications International Corp.	6,310	689,304
ServiceNow, Inc. *	4,012	2,334,382
Synopsys, Inc. *	3,573	1,677,309
VeriSign, Inc. *	3,226	644,103
VMware, Inc., Class A *	7,056	1,027,707
Workday, Inc., Class A *	5,450	1,153,820
		54,120,187
Technology Hardware & Equipment — 12.8%
Allegro MicroSystems, Inc. (Japan) *	18,336	476,002
Amphenol Corp., Class A	15,673	1,262,460
Analog Devices, Inc.	10,620	1,670,845
Apple, Inc.	34,390	5,872,780
Applied Materials, Inc.	16,311	2,158,761
Avnet, Inc.	14,299	662,473
Broadcom, Inc.	6,508	5,475,636
CDW Corp.	5,002	1,002,401
Cirrus Logic, Inc. *	6,292	421,123
Corning, Inc.	4,146	110,947
Jabil, Inc.	7,506	921,737
KLA Corp.	3,260	1,531,222
Lam Research Corp.	2,852	1,677,603
Lattice Semiconductor Corp. *	8,757	486,977
Marvell Technology, Inc.	22,690	1,071,422
Microchip Technology, Inc.	14,650	1,044,398
Monolithic Power Systems, Inc.	1,882	831,355
NetApp, Inc.	11,155	811,861
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	187

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Technology Hardware & Equipment — continued
NVIDIA Corp.	13,561	5,530,176
ON Semiconductor Corp. *	12,719	796,718
Pure Storage, Inc., Class A *	20,802	703,316
TD SYNNEX Corp.	4,365	400,183
Teradyne, Inc.	8,065	671,572
Texas Instruments, Inc.	16,476	2,339,757
Vertiv Holdings Co.	21,399	840,339
		38,772,064
Telecommunications Equipment — 2.0%
Arista Networks, Inc. *	6,873	1,377,143
Cisco Systems, Inc.	51,463	2,682,766
Juniper Networks, Inc.	24,866	669,393
Motorola Solutions, Inc.	4,607	1,282,865
		6,012,167
Telecommunications Service Providers — 0.4%
AT&T, Inc.	49,689	765,211
T-Mobile US, Inc. *	3,153	453,590
		1,218,801
Travel & Leisure — 3.3%
Aramark	17,069	459,668
Booking Holdings, Inc. *	646	1,802,056
Boyd Gaming Corp.	10,004	552,721
Chipotle Mexican Grill, Inc. *	694	1,347,887
Choice Hotels International, Inc.	326	36,023
Hilton Worldwide Holdings, Inc.	7,808	1,183,146
Hyatt Hotels Corp., Class A	4,678	479,214
Las Vegas Sands Corp.	3,840	182,246
McDonald's Corp.	9,779	2,563,760
Royal Caribbean Cruises Ltd. *	10,072	853,401
Wingstop, Inc.	3,275	598,572
		10,058,694
Waste & Disposal Services — 0.9%
Republic Services, Inc.	7,272	1,079,819
Waste Management, Inc.	9,651	1,585,949
		2,665,768
Total Common Stocks (Cost $288,196,551)		301,586,573
INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 0.2%
Investment Companies — 0.0% ^
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $154,302)	154,302	154,302
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $571,988)	571,988	571,988
Total Short-Term Investments (Cost $726,290)		726,290
Total Investments — 100.1% (Cost $288,922,841)		302,312,863
Liabilities in Excess of Other Assets — (0.1)%		(386,277)
NET ASSETS — 100.0%		301,926,586

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $562,229.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-mini S&P 500 Index	7	12/15/2023	USD	147,350	(1,950)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	189

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.6%
Lockheed Martin Corp.	34,756	15,801,468
Automobiles & Parts — 0.5%
Gentex Corp.	119,369	3,423,503
Genuine Parts Co.	41,269	5,317,924
LKQ Corp.	98,634	4,332,005
		13,073,432
Banks — 0.1%
Commerce Bancshares, Inc.	78,859	3,458,756
Beverages — 0.9%
Brown-Forman Corp., Class B	1,958	109,961
Coca-Cola Co. (The)	389,743	22,016,582
		22,126,543
Chemicals — 1.4%
CF Industries Holdings, Inc.	68,613	5,473,945
Linde plc	64,036	24,471,998
Olin Corp.	74,885	3,199,087
		33,145,030
Construction & Materials — 1.0%
A O Smith Corp.	48,130	3,357,549
Acuity Brands, Inc.	9,878	1,599,940
Advanced Drainage Systems, Inc.	34,573	3,693,433
Builders FirstSource, Inc. *	33,468	3,631,947
Eagle Materials, Inc. (a)	16,298	2,508,425
Fortune Brands Innovations, Inc.	55,696	3,107,837
Watsco, Inc. (a)	16,093	5,614,687
		23,513,818
Consumer Services — 1.4%
Copart, Inc. *	209,287	9,108,170
eBay, Inc.	175,210	6,873,488
Grand Canyon Education, Inc. *	44,592	5,276,572
H&R Block, Inc.	146,626	6,018,997
Rollins, Inc.	145,455	5,470,563
		32,747,790
Electricity — 1.0%
Consolidated Edison, Inc.	83,438	7,325,022
Evergy, Inc.	71,368	3,507,024
Hawaiian Electric Industries, Inc. (a)	59,190	768,286
IDACORP, Inc.	22,183	2,100,952
NextEra Energy, Inc.	77,325	4,508,047
OGE Energy Corp.	162,258	5,549,224
		23,758,555
INVESTMENTS	SHARES	VALUE ($)

Electronic & Electrical Equipment — 0.8%
Donaldson Co., Inc.	67,231	3,876,539
IDEX Corp.	27,453	5,254,779
Keysight Technologies, Inc. *	47,900	5,846,195
Mettler-Toledo International, Inc. *	5,674	5,590,025
		20,567,538
Finance & Credit Services — 1.4%
FactSet Research Systems, Inc.	15,696	6,778,946
Moody's Corp.	32,061	9,874,788
S&P Global, Inc.	48,130	16,812,290
		33,466,024
Food Producers — 0.3%
General Mills, Inc.	28,278	1,844,857
Hershey Co. (The)	30,941	5,796,796
		7,641,653
Gas, Water & Multi-utilities — 0.7%
Atmos Energy Corp.	37,827	4,072,455
National Fuel Gas Co.	88,412	4,504,591
UGI Corp.	54,767	1,139,154
WEC Energy Group, Inc.	80,203	6,527,722
		16,243,922
General Industrials — 0.9%
3M Co.	81,841	7,443,439
Honeywell International, Inc.	10,463	1,917,450
Illinois Tool Works, Inc.	50,444	11,305,509
		20,666,398
Health Care Providers — 0.4%
Chemed Corp.	11,764	6,619,015
DaVita, Inc. * (a)	41,450	3,201,183
Premier, Inc., Class A	33,155	637,239
		10,457,437
Household Goods & Home Construction — 0.2%
NVR, Inc. *	1,130	6,116,261
Industrial Engineering — 0.6%
Graco, Inc.	74,527	5,541,082
Lincoln Electric Holdings, Inc.	29,878	5,222,674
Nordson Corp.	12,940	2,750,915
		13,514,671
Industrial Metals & Mining — 0.5%
Fastenal Co.	33,329	1,944,414
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Metals & Mining — continued
Reliance Steel & Aluminum Co.	23,601	6,003,622
Southern Copper Corp. (Mexico)	64,902	4,601,552
		12,549,588
Industrial Support Services — 7.1%
Accenture plc, Class A	82,105	24,392,574
Automatic Data Processing, Inc.	61,297	13,376,231
Cintas Corp.	19,801	10,041,483
Jack Henry & Associates, Inc.	25,797	3,637,119
Mastercard, Inc., Class A	106,919	40,238,966
MSC Industrial Direct Co., Inc., Class A	20,568	1,948,818
Paychex, Inc.	78,652	8,734,305
Verisk Analytics, Inc.	37,431	8,510,312
Visa, Inc., Class A (a)	203,158	47,762,446
Western Union Co. (The)	370,531	4,183,295
WW Grainger, Inc.	11,084	8,089,436
		170,914,985
Industrial Transportation — 1.7%
Allison Transmission Holdings, Inc.	64,656	3,259,956
CH Robinson Worldwide, Inc.	65,364	5,348,736
Expeditors International of Washington, Inc.	61,704	6,741,162
Landstar System, Inc.	30,675	5,054,626
Union Pacific Corp.	90,079	18,701,301
United Parcel Service, Inc., Class B	9,403	1,328,174
		40,433,955
Investment Banking & Brokerage Services — 3.9%
Ameriprise Financial, Inc.	20,994	6,604,083
Berkshire Hathaway, Inc., Class B *	136,263	46,510,650
BlackRock, Inc.	19,388	11,870,885
Broadridge Financial Solutions, Inc.	40,835	6,968,084
Intercontinental Exchange, Inc.	77,708	8,348,947
MarketAxess Holdings, Inc.	7,713	1,648,654
Nasdaq, Inc.	120,395	5,971,592
SEI Investments Co.	87,246	4,681,620
Virtu Financial, Inc., Class A	66,089	1,221,986
		93,826,501
Leisure Goods — 0.6%
Electronic Arts, Inc.	73,885	9,146,224
Pool Corp.	18,307	5,780,801
		14,927,025
Life Insurance — 0.9%
Aflac, Inc.	137,114	10,709,975
INVESTMENTS	SHARES	VALUE ($)

Life Insurance — continued
Globe Life, Inc.	46,754	5,440,295
Principal Financial Group, Inc.	74,859	5,066,457
		21,216,727
Media — 0.1%
Sirius XM Holdings, Inc. (a)	816,104	3,492,925
Medical Equipment & Services — 1.6%
Abbott Laboratories	154,795	14,635,867
Agilent Technologies, Inc.	21,801	2,253,569
Bio-Techne Corp.	15,506	847,093
Edwards Lifesciences Corp. *	115,601	7,366,096
Enovis Corp. *	13,751	631,171
Hologic, Inc. *	76,652	5,072,063
IDEXX Laboratories, Inc. *	18,440	7,366,227
		38,172,086
Non-life Insurance — 3.8%
American Financial Group, Inc.	28,799	3,149,459
Aon plc, Class A	38,293	11,847,854
Arch Capital Group Ltd. *	104,894	9,092,212
Arthur J Gallagher & Co.	46,299	10,902,951
Brown & Brown, Inc.	95,073	6,599,968
Chubb Ltd.	48,238	10,352,839
Fidelity National Financial, Inc.	97,014	3,792,277
Marsh & McLennan Cos., Inc.	82,208	15,590,747
Progressive Corp. (The)	28,102	4,442,645
Travelers Cos., Inc. (The)	50,670	8,484,185
WR Berkley Corp.	90,799	6,121,669
		90,376,806
Non-Renewable Energy — 4.5%
Antero Midstream Corp.	68,663	847,301
APA Corp.	114,234	4,537,374
Chevron Corp.	182,546	26,602,429
ConocoPhillips	104,016	12,357,101
Coterra Energy, Inc.	266,349	7,324,598
EOG Resources, Inc.	82,922	10,468,902
Exxon Mobil Corp.	336,369	35,604,659
Pioneer Natural Resources Co.	30,628	7,320,092
Texas Pacific Land Corp. (a)	2,183	4,029,709
		109,092,165
Personal Care, Drug & Grocery Stores — 3.5%
Church & Dwight Co., Inc.	44,101	4,010,545
Clorox Co. (The)	47,147	5,549,202
Colgate-Palmolive Co.	146,648	11,016,197
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	191

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Personal Care, Drug & Grocery Stores — continued
Kimberly-Clark Corp.	78,625	9,406,695
McKesson Corp.	27,708	12,617,115
Procter & Gamble Co. (The)	274,234	41,143,327
		83,743,081
Personal Goods — 0.6%
Carter's, Inc.	36,392	2,444,087
Deckers Outdoor Corp. *	12,638	7,545,644
Tapestry, Inc.	124,677	3,436,098
		13,425,829
Pharmaceuticals, Biotechnology & Marijuana Producers — 10.7%
AbbVie, Inc.	233,624	32,983,036
Amgen, Inc.	77,005	19,690,178
Biogen, Inc. *	22,590	5,366,029
Bristol-Myers Squibb Co.	320,269	16,503,462
Eli Lilly & Co.	91,378	50,617,015
Gilead Sciences, Inc.	208,385	16,366,558
Incyte Corp. *	100,977	5,445,690
Johnson & Johnson (a)	238,032	35,309,667
Medpace Holdings, Inc. *	12,987	3,151,555
Merck & Co., Inc.	324,926	33,369,900
Regeneron Pharmaceuticals, Inc. *	13,873	10,819,414
Vertex Pharmaceuticals, Inc. *	42,600	15,425,886
Zoetis, Inc. (a)	70,909	11,132,713
		256,181,103
Precious Metals & Mining — 0.1%
Newmont Corp.	41,938	1,571,417
Real Estate Investment & Services — 0.3%
CBRE Group, Inc., Class A *	16,227	1,125,180
CoStar Group, Inc. *	75,738	5,559,927
		6,685,107
Real Estate Investment Trusts — 2.4%
Camden Property Trust	29,016	2,462,878
Crown Castle, Inc.	38,741	3,602,138
Equity LifeStyle Properties, Inc.	63,981	4,209,950
Equity Residential	38,821	2,147,966
Extra Space Storage, Inc.	51,585	5,343,690
Gaming and Leisure Properties, Inc.	43,549	1,976,689
Host Hotels & Resorts, Inc.	406,347	6,290,252
Lamar Advertising Co., Class A	66,492	5,470,297
Mid-America Apartment Communities, Inc.	33,185	3,920,808
Public Storage	36,447	8,700,263
Rayonier, Inc.	22,988	580,217
INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment Trusts — continued
Simon Property Group, Inc.	53,530	5,882,412
Weyerhaeuser Co.	225,748	6,476,710
		57,064,270
Retailers — 5.6%
AutoZone, Inc. *	4,128	10,225,593
Best Buy Co., Inc.	54,553	3,645,231
Costco Wholesale Corp.	59,393	32,811,069
Home Depot, Inc. (The)	114,127	32,490,816
Lowe's Cos., Inc.	5,813	1,107,783
O'Reilly Automotive, Inc. *	12,229	11,378,351
Ross Stores, Inc.	80,445	9,329,207
TJX Cos., Inc. (The)	185,647	16,349,931
Tractor Supply Co. (a)	13,554	2,609,958
Ulta Beauty, Inc. *	14,394	5,488,576
Walmart, Inc.	27,707	4,527,601
Williams-Sonoma, Inc.	35,171	5,284,091
		135,248,207
Software & Computer Services — 19.6%
Adobe, Inc. *	60,768	32,332,222
Akamai Technologies, Inc. *	66,555	6,877,128
Alphabet, Inc., Class A *	382,756	47,492,364
Amdocs Ltd.	64,541	5,173,607
ANSYS, Inc. *	17,080	4,752,681
Aspen Technology, Inc. * (a)	10,225	1,817,494
Atlassian Corp., Class A *	41,683	7,529,617
Autodesk, Inc. *	47,771	9,440,983
Bentley Systems, Inc., Class B	71,517	3,478,587
Cadence Design Systems, Inc. *	50,882	12,204,048
Cognizant Technology Solutions Corp., Class A	129,518	8,350,025
Crowdstrike Holdings, Inc., Class A *	38,722	6,844,888
Datadog, Inc., Class A *	54,699	4,456,328
DocuSign, Inc. *	92,484	3,595,778
Dolby Laboratories, Inc., Class A	63,128	5,109,580
DoorDash, Inc., Class A *	61,955	4,643,527
DoubleVerify Holdings, Inc. *	92,295	2,568,570
Dropbox, Inc., Class A * (a)	215,335	5,663,311
Dun & Bradstreet Holdings, Inc.	157,349	1,378,377
Dynatrace, Inc. *	120,527	5,388,762
EPAM Systems, Inc. *	17,291	3,762,003
F5, Inc. *	38,324	5,809,535
Fortinet, Inc. *	159,173	9,099,920
Gartner, Inc. *	22,756	7,555,902
GoDaddy, Inc., Class A *	51,589	3,777,862
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Software & Computer Services — continued
HubSpot, Inc. *	9,358	3,965,640
International Business Machines Corp.	108,301	15,664,657
Intuit, Inc.	40,177	19,885,606
Manhattan Associates, Inc. *	32,739	6,383,450
Meta Platforms, Inc., Class A *	175,205	52,784,010
Microsoft Corp.	149,535	50,559,279
Palo Alto Networks, Inc. * (a)	55,323	13,444,595
Paycom Software, Inc.	20,408	4,999,348
Pinterest, Inc., Class A *	162,260	4,848,329
RingCentral, Inc., Class A *	90,165	2,396,586
Salesforce, Inc. *	109,359	21,962,568
Science Applications International Corp.	27,384	2,991,428
ServiceNow, Inc. *	31,705	18,447,554
Snowflake, Inc., Class A *	14,698	2,133,121
Splunk, Inc. *	40,564	5,969,398
Synopsys, Inc. *	28,371	13,318,482
Teradata Corp. *	112,035	4,786,135
Tyler Technologies, Inc. *	1,821	679,051
VeriSign, Inc. *	35,475	7,082,939
VMware, Inc., Class A *	58,411	8,507,562
		469,912,837
Technology Hardware & Equipment — 11.3%
Allegro MicroSystems, Inc. (Japan) *	69,969	1,816,395
Amphenol Corp., Class A	90,741	7,309,187
Analog Devices, Inc.	81,384	12,804,145
Apple, Inc.	274,083	46,805,154
Applied Materials, Inc.	128,708	17,034,504
Broadcom, Inc.	51,414	43,258,197
CDW Corp.	27,780	5,567,112
Cirrus Logic, Inc. *	37,166	2,487,520
IPG Photonics Corp. *	27,212	2,337,511
Jabil, Inc. (a)	38,764	4,760,219
KLA Corp.	25,547	11,999,426
Lam Research Corp.	18,506	10,885,599
Lattice Semiconductor Corp. * (a)	68,794	3,825,634
Microchip Technology, Inc.	123,558	8,808,450
NetApp, Inc.	56,305	4,097,878
NVIDIA Corp.	107,042	43,651,728
ON Semiconductor Corp. *	70,902	4,441,301
Pure Storage, Inc., Class A *	162,002	5,477,288
Qorvo, Inc. *	56,590	4,947,098
Skyworks Solutions, Inc.	65,193	5,654,841
INVESTMENTS	SHARES	VALUE ($)

Technology Hardware & Equipment — continued
Teradyne, Inc. (a)	60,829	5,065,231
Texas Instruments, Inc.	128,667	18,272,001
		271,306,419
Telecommunications Equipment — 1.3%
Cisco Systems, Inc.	513,450	26,766,149
Motorola Solutions, Inc.	16,633	4,631,625
Ubiquiti, Inc. (a)	2,116	256,988
		31,654,762
Telecommunications Service Providers — 1.0%
AT&T, Inc.	387,618	5,969,317
Charter Communications, Inc., Class A *	6,657	2,681,440
Verizon Communications, Inc.	462,642	16,252,613
		24,903,370
Tobacco — 0.6%
Altria Group, Inc.	318,696	12,802,018
Philip Morris International, Inc.	12,634	1,126,448
		13,928,466
Travel & Leisure — 4.8%
Airbnb, Inc., Class A *	74,975	8,868,793
Booking Holdings, Inc. *	5,836	16,279,872
Boyd Gaming Corp.	48,240	2,665,260
Choice Hotels International, Inc. (a)	40,151	4,436,686
Darden Restaurants, Inc.	43,547	6,337,395
Expedia Group, Inc. *	52,552	5,007,680
Live Nation Entertainment, Inc. *	63,220	5,058,864
Madison Square Garden Sports Corp. * (a)	28,497	4,791,486
Marriott International, Inc., Class A	53,118	10,015,930
McDonald's Corp.	98,522	25,829,513
Starbucks Corp.	173,560	16,009,174
Wyndham Hotels & Resorts, Inc.	34,173	2,474,125
Yum! Brands, Inc.	66,655	8,055,923
		115,830,701
Waste & Disposal Services — 1.1%
Clean Harbors, Inc. *	27,214	4,181,976
Republic Services, Inc.	56,921	8,452,199
Waste Management, Inc.	78,815	12,951,669
		25,585,844
Total Common Stocks (Cost $2,407,426,490)		2,398,343,472
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	193

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 4.1%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $1,995,808)	1,995,808	1,995,808
Investment of Cash Collateral from Securities Loaned — 4.0%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 5.53% (b) (c)	84,495,319	84,512,218
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	10,755,358	10,755,358
Total Investment of Cash Collateral from Securities Loaned (Cost $95,271,375)		95,267,576
Total Short-Term Investments (Cost $97,267,183)		97,263,384
Total Investments — 103.9% (Cost $2,504,693,673)		2,495,606,856
Liabilities in Excess of Other Assets — (3.9)%		(93,383,250)
NET ASSETS — 100.0%		2,402,223,606

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $93,954,626.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	12	12/15/2023	USD	2,527,050	(58,376)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 1.4%
General Dynamics Corp.	10,999	2,654,169
Huntington Ingalls Industries, Inc.	4,802	1,055,575
L3Harris Technologies, Inc.	10,592	1,900,311
RTX Corp. (a)	34,283	2,790,293
Textron, Inc.	18,716	1,422,416
		9,822,764
Automobiles & Parts — 1.8%
BorgWarner, Inc.	36,769	1,356,776
Ford Motor Co.	251,074	2,447,972
General Motors Co.	76,435	2,155,467
Gentex Corp.	53,402	1,531,569
Genuine Parts Co.	12,993	1,674,278
Lear Corp.	11,235	1,457,854
LKQ Corp.	33,963	1,491,655
Phinia, Inc.	16,005	414,209
		12,529,780
Banks — 4.3%
Bank OZK	16,089	576,147
BOK Financial Corp.	7,172	469,909
Citigroup, Inc.	94,672	3,738,597
Citizens Financial Group, Inc.	68,141	1,596,544
Columbia Banking System, Inc.	33,514	659,220
Comerica, Inc.	20,581	810,891
Fifth Third Bancorp	59,771	1,417,170
First Hawaiian, Inc.	43,334	776,979
First Horizon Corp.	75,505	811,679
FNB Corp.	110,005	1,175,953
Huntington Bancshares, Inc.	142,129	1,371,545
KeyCorp	101,034	1,032,568
M&T Bank Corp.	10,925	1,231,794
New York Community Bancorp, Inc.	145,992	1,384,004
PNC Financial Services Group, Inc. (The)	5,316	608,523
Popular, Inc. (Puerto Rico)	21,753	1,414,815
Prosperity Bancshares, Inc.	15,290	833,917
Regions Financial Corp.	91,863	1,334,769
Synovus Financial Corp.	35,924	936,539
Truist Financial Corp.	91,822	2,604,072
US Bancorp	70,766	2,256,020
Webster Financial Corp.	22,186	842,402
Western Alliance Bancorp	21,012	863,593
Zions Bancorp NA	27,396	845,167
		29,592,817
INVESTMENTS	SHARES	VALUE ($)

Beverages — 0.4%
Keurig Dr Pepper, Inc.	30,920	937,803
Molson Coors Beverage Co., Class B	27,818	1,607,046
		2,544,849
Chemicals — 0.9%
Dow, Inc.	42,500	2,054,450
Huntsman Corp.	53,416	1,246,195
LyondellBasell Industries NV, Class A	22,681	2,046,734
Mosaic Co. (The)	15,215	494,183
		5,841,562
Construction & Materials — 1.0%
Acuity Brands, Inc.	5,317	861,195
Builders FirstSource, Inc. *	14,333	1,555,417
Fortune Brands Innovations, Inc.	14,619	815,740
Louisiana-Pacific Corp.	23,249	1,192,209
MDU Resources Group, Inc.	42,217	785,658
Owens Corning	13,238	1,500,792
		6,711,011
Consumer Services — 0.8%
eBay, Inc.	48,434	1,900,066
Grand Canyon Education, Inc. *	4,135	489,294
H&R Block, Inc.	42,574	1,747,663
Service Corp. International	26,729	1,454,592
U-Haul Holding Co. * (a)	3,882	190,684
		5,782,299
Electricity — 2.0%
Avangrid, Inc. (a)	19,631	586,378
Clearway Energy, Inc., Class C	16,182	351,311
Consolidated Edison, Inc.	23,816	2,090,807
Dominion Energy, Inc.	7,748	312,399
Entergy Corp.	20,771	1,985,500
Evergy, Inc.	35,419	1,740,490
Hawaiian Electric Industries, Inc. (a)	104,333	1,354,242
OGE Energy Corp.	51,203	1,751,143
Pinnacle West Capital Corp.	22,014	1,632,998
PPL Corp.	75,116	1,845,600
		13,650,868
Electronic & Electrical Equipment — 1.5%
Crane Co.	6,359	618,921
Crane NXT Co.	12,755	663,260
Emerson Electric Co.	33,697	2,998,022
Johnson Controls International plc	39,236	1,923,349
MKS Instruments, Inc.	3,965	260,342
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	195

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Electronic & Electrical Equipment — continued
nVent Electric plc	31,729	1,527,117
Pentair plc	26,651	1,548,956
Sensata Technologies Holding plc	16,937	539,952
		10,079,919
Finance & Credit Services — 0.6%
Ally Financial, Inc.	55,469	1,341,795
MGIC Investment Corp.	94,357	1,588,972
OneMain Holdings, Inc.	33,941	1,219,500
		4,150,267
Food Producers — 2.5%
Archer-Daniels-Midland Co.	36,189	2,590,047
Bunge Ltd.	4,996	529,476
Campbell Soup Co.	38,519	1,556,553
Conagra Brands, Inc.	66,956	1,831,916
General Mills, Inc.	37,578	2,451,589
Ingredion, Inc.	9,816	918,581
J M Smucker Co. (The)	13,062	1,486,978
Kellogg Co.	19,880	1,003,344
Kraft Heinz Co. (The)	72,316	2,275,061
Post Holdings, Inc. *	9,937	797,742
Tyson Foods, Inc., Class A	30,382	1,408,206
US Foods Holding Corp. *	12,170	473,900
WK Kellogg Co. *	4,850	48,597
		17,371,990
Gas, Water & Multi-utilities — 0.8%
Duke Energy Corp.	39,891	3,545,911
National Fuel Gas Co.	14,449	736,177
UGI Corp.	39,910	830,128
		5,112,216
General Industrials — 2.8%
3M Co.	23,539	2,140,872
Amcor plc	202,589	1,801,016
Berry Global Group, Inc.	26,842	1,476,310
Dover Corp.	12,726	1,653,743
DuPont de Nemours, Inc.	34,210	2,493,225
Graphic Packaging Holding Co.	52,414	1,127,425
Packaging Corp. of America	12,960	1,983,528
Parker-Hannifin Corp.	7,724	2,849,461
Silgan Holdings, Inc.	27,267	1,092,316
Sonoco Products Co.	7,091	367,385
WestRock Co.	50,214	1,804,189
		18,789,470
INVESTMENTS	SHARES	VALUE ($)

Health Care Providers — 4.8%
Centene Corp. *	28,219	1,946,547
Cigna Group (The)	14,762	4,564,410
Elevance Health, Inc.	10,821	4,870,424
Encompass Health Corp.	12,312	770,239
Humana, Inc.	6,571	3,441,167
Premier, Inc., Class A	36,940	709,987
UnitedHealth Group, Inc.	28,046	15,020,316
Universal Health Services, Inc., Class B	12,032	1,514,708
		32,837,798
Household Goods & Home Construction — 1.8%
DR Horton, Inc.	22,632	2,362,781
Leggett & Platt, Inc.	57,859	1,355,636
Lennar Corp., Class A	20,569	2,194,301
Newell Brands, Inc.	112,828	758,204
NVR, Inc. *	203	1,098,762
PulteGroup, Inc.	25,396	1,868,892
Toll Brothers, Inc.	21,628	1,529,316
Whirlpool Corp.	11,188	1,169,817
		12,337,709
Industrial Engineering — 1.8%
AGCO Corp.	11,144	1,277,771
Brunswick Corp.	20,922	1,453,451
Caterpillar, Inc.	19,130	4,324,337
CNH Industrial NV (United Kingdom) (a)	67,740	743,785
Cummins, Inc. (a)	8,777	1,898,465
Snap-on, Inc.	7,267	1,874,450
Stanley Black & Decker, Inc.	11,830	1,006,142
		12,578,401
Industrial Materials — 0.2%
International Paper Co.	42,063	1,418,785
Industrial Metals & Mining — 0.8%
Cleveland-Cliffs, Inc. *	11,416	191,560
Nucor Corp.	16,133	2,384,296
Reliance Steel & Aluminum Co.	7,104	1,807,116
United States Steel Corp. (a)	39,653	1,343,840
		5,726,812
Industrial Support Services — 1.7%
ADT, Inc. (a)	93,353	528,378
Capital One Financial Corp.	26,845	2,719,130
Fidelity National Information Services, Inc.	12,682	622,813
ManpowerGroup, Inc.	20,014	1,400,380
MSC Industrial Direct Co., Inc., Class A	16,339	1,548,120
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Support Services — continued
NCR Atleos Corp. *	26,268	579,472
Robert Half, Inc. (a)	13,225	988,833
Synchrony Financial	59,787	1,677,025
Western Union Co. (The)	133,020	1,501,796
		11,565,947
Industrial Transportation — 2.7%
Allison Transmission Holdings, Inc.	27,763	1,399,810
FedEx Corp.	13,309	3,195,491
Knight-Swift Transportation Holdings, Inc.	30,752	1,503,465
Norfolk Southern Corp.	12,048	2,298,638
Oshkosh Corp.	7,231	634,376
PACCAR, Inc.	34,620	2,857,189
Ryder System, Inc.	16,247	1,584,732
Schneider National, Inc., Class B	29,578	749,211
Union Pacific Corp.	19,248	3,996,077
		18,218,989
Investment Banking & Brokerage Services — 1.3%
Bank of New York Mellon Corp. (The)	50,320	2,138,600
Carlyle Group, Inc. (The)	6,806	187,437
Franklin Resources, Inc.	56,227	1,281,413
Invesco Ltd.	87,768	1,138,351
Janus Henderson Group plc	38,822	895,624
Jefferies Financial Group, Inc.	44,647	1,436,741
State Street Corp.	26,751	1,728,917
		8,807,083
Leisure Goods — 0.9%
Garmin Ltd.	18,745	1,921,925
Harley-Davidson, Inc.	48,504	1,302,332
Polaris, Inc. (a)	8,301	717,372
Pool Corp.	3,359	1,060,672
Thor Industries, Inc. (a)	15,674	1,378,215
		6,380,516
Life Insurance — 1.0%
Corebridge Financial, Inc.	46,750	935,000
Principal Financial Group, Inc.	23,805	1,611,123
Prudential Financial, Inc.	25,723	2,352,111
Unum Group	36,899	1,804,361
		6,702,595
Media — 1.6%
Fox Corp., Class A	53,765	1,633,918
Interpublic Group of Cos., Inc. (The)	49,314	1,400,518
Liberty Media Corp-Liberty SiriusXM *	40,641	997,736
INVESTMENTS	SHARES	VALUE ($)

Media — continued
News Corp., Class A	83,290	1,722,437
Nexstar Media Group, Inc.	11,782	1,650,423
Omnicom Group, Inc.	22,032	1,650,417
Paramount Global, Class B (a)	92,962	1,011,427
Sirius XM Holdings, Inc. (a)	201,552	862,643
		10,929,519
Medical Equipment & Services — 1.5%
Becton Dickinson & Co.	2,381	601,869
Laboratory Corp. of America Holdings	6,330	1,264,291
Medtronic plc	55,762	3,934,567
Quest Diagnostics, Inc.	14,074	1,831,027
QuidelOrtho Corp. *	9,964	608,601
Revvity, Inc.	10,095	836,371
Zimmer Biomet Holdings, Inc.	12,000	1,252,920
		10,329,646
Mortgage Real Estate Investment Trusts — 0.8%
AGNC Investment Corp. (a)	114,809	847,290
Annaly Capital Management, Inc.	86,448	1,349,453
Rithm Capital Corp.	161,196	1,503,959
Starwood Property Trust, Inc. (a)	80,484	1,428,591
		5,129,293
Non-life Insurance — 1.7%
American International Group, Inc.	47,857	2,934,113
Assured Guaranty Ltd.	24,743	1,543,963
Axis Capital Holdings Ltd.	15,083	861,239
Fidelity National Financial, Inc.	44,461	1,737,980
First American Financial Corp.	27,209	1,399,631
Old Republic International Corp.	63,832	1,747,720
Reinsurance Group of America, Inc.	8,448	1,262,723
		11,487,369
Non-Renewable Energy — 4.8%
Antero Midstream Corp.	6,260	77,248
Antero Resources Corp. *	62,055	1,826,899
Chesapeake Energy Corp. (a)	20,665	1,778,843
Chevron Corp.	39,079	5,694,983
Coterra Energy, Inc.	77,190	2,122,725
Diamondback Energy, Inc.	12,209	1,957,347
HF Sinclair Corp.	29,206	1,617,428
Kinder Morgan, Inc.	138,869	2,249,678
Marathon Oil Corp.	73,383	2,004,090
Marathon Petroleum Corp.	24,054	3,638,167
Ovintiv, Inc.	35,753	1,716,144
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	197

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Non-Renewable Energy — continued
Phillips 66	27,794	3,170,462
Pioneer Natural Resources Co.	13,793	3,296,527
Valero Energy Corp.	13,573	1,723,771
		32,874,312
Personal Care, Drug & Grocery Stores — 1.3%
Albertsons Cos., Inc., Class A	76,870	1,668,079
CVS Health Corp.	64,380	4,442,864
Kroger Co. (The)	47,719	2,165,011
Spectrum Brands Holdings, Inc.	10,044	756,514
		9,032,468
Personal Goods — 1.1%
Carter's, Inc. (a)	20,213	1,357,505
Columbia Sportswear Co.	10,241	755,786
Crocs, Inc. *	9,522	850,505
PVH Corp.	19,683	1,463,431
Ralph Lauren Corp.	12,768	1,436,783
Tapestry, Inc. (a)	52,601	1,449,683
VF Corp. (a)	34,164	503,236
		7,816,929
Pharmaceuticals, Biotechnology & Marijuana Producers — 6.9%
Amgen, Inc.	19,564	5,002,515
Biogen, Inc. *	5,362	1,273,690
Bristol-Myers Squibb Co.	80,793	4,163,263
Fortrea Holdings, Inc. * (a)	26,281	746,380
Gilead Sciences, Inc.	53,316	4,187,439
Johnson & Johnson	73,638	10,923,461
Maravai LifeSciences Holdings, Inc., Class A *	50,605	347,150
Merck & Co., Inc.	95,501	9,807,953
Organon & Co.	29,555	437,119
Perrigo Co. plc	24,549	678,534
Pfizer, Inc.	209,406	6,399,447
United Therapeutics Corp. *	6,200	1,381,732
Viatris, Inc.	164,998	1,468,482
		46,817,165
Real Estate Investment & Services — 0.0% ^
Jones Lang LaSalle, Inc. *	2,489	318,393
Real Estate Investment Trusts — 2.6%
Brixmor Property Group, Inc.	2,290	47,609
Cousins Properties, Inc.	37,167	664,174
EPR Properties	34,286	1,464,012
Equity Residential	19,806	1,095,866
Gaming and Leisure Properties, Inc.	19,567	888,146
INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment Trusts — continued
Highwoods Properties, Inc. (a)	47,867	856,341
Kilroy Realty Corp.	27,845	795,810
Kimco Realty Corp.	85,874	1,540,580
Medical Properties Trust, Inc. (a)	145,323	694,644
NNN REIT, Inc.	22,645	822,693
Omega Healthcare Investors, Inc. (a)	52,697	1,744,271
Park Hotels & Resorts, Inc.	57,871	667,253
Regency Centers Corp.	15,907	958,556
Simon Property Group, Inc.	17,083	1,877,251
VICI Properties, Inc.	72,655	2,027,074
Vornado Realty Trust (a)	52,745	1,012,704
WP Carey, Inc.	13,465	722,397
		17,879,381
Retailers — 3.7%
Advance Auto Parts, Inc.	15,501	806,517
AutoNation, Inc. *	10,396	1,352,312
Bath & Body Works, Inc.	22,887	678,599
Best Buy Co., Inc.	24,982	1,669,297
Capri Holdings Ltd. *	22,891	1,171,561
Dick's Sporting Goods, Inc.	12,634	1,351,206
Gap, Inc. (The) (a)	94,257	1,206,490
Home Depot, Inc. (The)	19,633	5,589,319
Kohl's Corp. (a)	49,385	1,113,632
Lithia Motors, Inc., Class A	5,675	1,374,542
Macy's, Inc.	133,339	1,624,069
Murphy USA, Inc.	3,149	1,142,111
Nordstrom, Inc. (a)	62,259	870,381
Penske Automotive Group, Inc. (a)	9,604	1,374,140
Target Corp.	11,699	1,296,132
Victoria's Secret & Co. * (a)	40,385	722,084
Williams-Sonoma, Inc.	12,494	1,877,099
		25,219,491
Software & Computer Services — 16.4%
Akamai Technologies, Inc. *	19,300	1,994,269
Alphabet, Inc., Class A *	110,703	13,736,028
Amdocs Ltd.	20,685	1,658,110
ANSYS, Inc. *	4,978	1,385,178
AppLovin Corp., Class A * (a)	38,909	1,417,844
CACI International, Inc., Class A *	5,297	1,720,254
Clarivate plc * (a)	115,879	739,308
Cognizant Technology Solutions Corp., Class A	37,477	2,416,142
Concentrix Corp.	17,839	1,359,510
Dolby Laboratories, Inc., Class A	19,699	1,594,437
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Software & Computer Services — continued
Dropbox, Inc., Class A *	38,290	1,007,027
Dun & Bradstreet Holdings, Inc.	127,519	1,117,066
DXC Technology Co. * (a)	57,810	1,166,028
EPAM Systems, Inc. *	5,133	1,116,787
F5, Inc. *	11,144	1,689,319
Gen Digital, Inc.	91,931	1,531,570
GoDaddy, Inc., Class A *	15,070	1,103,576
Hewlett Packard Enterprise Co.	125,890	1,936,188
IAC, Inc. *	8,923	379,674
International Business Machines Corp.	39,745	5,748,717
Intuit, Inc.	10,555	5,224,197
KBR, Inc. (a)	19,688	1,144,857
Leidos Holdings, Inc.	19,702	1,952,862
Match Group, Inc. *	24,226	838,220
Meta Platforms, Inc., Class A *	50,675	15,266,857
Microsoft Corp.	43,915	14,848,101
NCR Voyix Corp. *	52,536	803,275
Oracle Corp.	61,930	6,403,562
Paycom Software, Inc.	2,353	576,414
PTC, Inc. *	10,716	1,504,741
Roper Technologies, Inc.	6,444	3,148,345
Salesforce, Inc. *	33,792	6,786,447
Science Applications International Corp.	14,448	1,578,300
SS&C Technologies Holdings, Inc.	33,330	1,674,833
Teradata Corp. *	30,469	1,301,636
VMware, Inc., Class A *	12,098	1,762,074
Zoom Video Communications, Inc., Class A *	18,178	1,090,316
ZoomInfo Technologies, Inc. *	91,551	1,186,501
		111,908,570
Technology Hardware & Equipment — 14.5%
Amphenol Corp., Class A	35,879	2,890,054
Analog Devices, Inc.	24,594	3,869,374
Apple, Inc.	78,855	13,466,068
Applied Materials, Inc.	37,066	4,905,685
Arrow Electronics, Inc. *	13,182	1,494,971
Avnet, Inc.	32,647	1,512,536
Broadcom, Inc.	14,870	12,511,172
CDW Corp.	11,466	2,297,786
Cirrus Logic, Inc. *	20,067	1,343,084
Coherent Corp. *	23,550	697,080
Corning, Inc.	70,627	1,889,979
Entegris, Inc.	17,216	1,515,697
GLOBALFOUNDRIES, Inc. * (a)	15,715	779,778
HP, Inc.	77,739	2,046,868
INVESTMENTS	SHARES	VALUE ($)

Technology Hardware & Equipment — continued
Intel Corp.	175,457	6,404,181
IPG Photonics Corp. *	8,644	742,520
Jabil, Inc.	17,185	2,110,318
KLA Corp.	7,432	3,490,810
Lam Research Corp.	6,511	3,829,900
Marvell Technology, Inc.	49,873	2,355,003
Microchip Technology, Inc.	35,732	2,547,334
Micron Technology, Inc.	25,136	1,680,844
Monolithic Power Systems, Inc.	2,755	1,216,994
NetApp, Inc.	26,278	1,912,513
ON Semiconductor Corp. *	29,149	1,825,893
Qorvo, Inc. *	13,429	1,173,963
QUALCOMM, Inc.	49,347	5,378,330
Skyworks Solutions, Inc.	18,953	1,643,983
TD SYNNEX Corp.	16,046	1,471,097
Teradyne, Inc. (a)	18,997	1,581,880
Texas Instruments, Inc.	38,409	5,454,462
Universal Display Corp. (a)	8,084	1,125,131
Vertiv Holdings Co.	43,349	1,702,315
		98,867,603
Telecommunications Equipment — 1.0%
Cisco Systems, Inc.	134,358	7,004,083
Telecommunications Service Providers — 1.3%
AT&T, Inc.	283,465	4,365,361
Comcast Corp., Class A	97,316	4,018,178
DISH Network Corp., Class A * (a)	55,680	272,832
Verizon Communications, Inc.	13,048	458,376
		9,114,747
Tobacco — 1.1%
Altria Group, Inc.	91,908	3,691,944
Philip Morris International, Inc.	40,160	3,580,666
		7,272,610
Travel & Leisure — 1.7%
Boyd Gaming Corp.	23,372	1,291,303
Darden Restaurants, Inc.	12,887	1,875,445
Marriott Vacations Worldwide Corp.	12,064	1,084,071
MGM Resorts International	42,176	1,472,786
Penn Entertainment, Inc. * (a)	38,698	763,512
Travel + Leisure Co.	33,613	1,143,850
United Airlines Holdings, Inc. *	24,901	871,784
Vail Resorts, Inc. (a)	4,242	900,365
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	199

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Travel & Leisure — continued
Wendy's Co. (The)	70,572	1,342,279
Wyndham Hotels & Resorts, Inc.	12,717	920,711
		11,666,106
Total Common Stocks (Cost $745,786,981)		682,222,132
Short-Term Investments — 5.1%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $841,596)	841,596	841,596
Investment of Cash Collateral from Securities Loaned — 5.0%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 5.53% (b) (c)	30,284,477	30,290,534
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	3,962,851	3,962,851
Total Investment of Cash Collateral from Securities Loaned (Cost $34,253,585)		34,253,385
Total Short-Term Investments (Cost $35,095,181)		35,094,981
Total Investments — 104.9% (Cost $780,882,162)		717,317,113
Liabilities in Excess of Other Assets — (4.9)%		(33,671,492)
NET ASSETS — 100.0%		683,645,621

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $33,450,655.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	4	12/15/2023	USD	842,350	(12,571)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Exchange-Traded Funds	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023

	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	JPMorgan BetaBuilders Emerging Markets Equity ETF	JPMorgan BetaBuilders Europe ETF
ASSETS:
Investments in non-affiliates, at value	$5,656,159,388	$3,794,662,061	$478,606,589	$5,083,660,312
Investments in affiliates, at value	—	—	4,440,195	—
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	184,371,831	11,792,130	—	43,392,389
Cash	—	11,383	118,276	48,730
Foreign currency, at value	11,678,907	11,109,001	118,426	26,752,557
Deposits at broker for futures contracts	1,455,722	9,056,675	138,582	3,724,501
Receivables:
Investment securities sold	—	97	—	—
Dividends from non-affiliates	18,315,189	684,474	479,698	3,592,355
Dividends from affiliates	—	—	580	—
Tax reclaims	—	163,153	27,706	25,495,864
Securities lending income (See Note 2.C.)	192,512	547	—	29,736
Variation margin on futures contracts	198,565	—	—	503,264
Total Assets	5,872,372,114	3,827,479,521	483,930,052	5,187,199,708
LIABILITIES:
Payables:
Due to custodian	59,286	—	—	—
Collateral received on securities loaned (See Note 2.C.)	184,371,831	11,792,130	—	43,392,389
Variation margin on futures contracts	—	5,138,584	32,500	—
Accrued liabilities:
Management fees (See Note 3.A.)	966,285	646,291	61,909	446,744
Deferred foreign capital gains tax	—	—	430,029	—
Total Liabilities	185,397,402	17,577,005	524,438	43,839,133
Net Assets	$5,686,974,712	$3,809,902,516	$483,405,614	$5,143,360,575
NET ASSETS:
Paid-in-Capital	$5,640,863,069	$4,729,264,130	$521,226,924	$6,295,105,049
Total distributable earnings (loss)	46,111,643	(919,361,614)	(37,821,310)	(1,151,744,474)
Total Net Assets	$5,686,974,712	$3,809,902,516	$483,405,614	$5,143,360,575
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	103,098,911	87,448,641	10,800,000	104,199,596
Net asset value, per share	$55.16	$43.57	$44.76	$49.36
Cost of investments in non-affiliates	$5,430,073,969	$4,390,199,215	$515,289,385	$5,908,663,965
Cost of investments in affiliates	—	—	4,440,195	—
Cost of foreign currency	11,789,664	11,052,024	118,134	26,650,618
Investment securities on loan, at value (See Note 2.C.)	174,280,525	11,180,067	—	41,286,855
Cost of investment of cash collateral (See Note 2.C.)	184,371,831	11,792,130	—	43,392,389
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	201

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023 (continued)

	JPMorgan BetaBuilders International Equity ETF	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
ASSETS:
Investments in non-affiliates, at value	$3,516,354,347	$8,666,401,662	$2,131,243,494	$1,396,416,946
Investments in affiliates, at value	26,299,048	—	39,163,022	14,241,062
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	13,281,651	8,669,611	44,558,464	155,291,436
Cash	907,742	25,647	58,953	50,715
Foreign currency, at value	46,616	48,896,695	—	—
Deposits at broker for futures contracts	1,327,557	5,231,799	906,000	1,004,000
Receivables:
Fund shares sold	—	295,622	40,789	710,107
Dividends from non-affiliates	9,366,585	75,063,173	1,554,178	522,735
Dividends from affiliates	3,702	—	2,236	2,066
Tax reclaims	6,832,342	—	—	—
Securities lending income (See Note 2.C.)	12,217	10,050	6,754	52,475
Variation margin on futures contracts	126,421	2,891,951	103,976	142,150
Due from Broker	—	—	—	1,234,863
Total Assets	3,574,558,228	8,807,486,210	2,217,637,866	1,569,668,555
LIABILITIES:
Payables:
Investment securities purchased	775,403	74,427	8,611	136,547
Collateral received on securities loaned (See Note 2.C.)	13,281,651	8,669,611	44,558,464	155,291,436
Accrued liabilities:
Management fees (See Note 3.A.)	204,497	1,432,238	32,292	78,081
Total Liabilities	14,261,551	10,176,276	44,599,367	155,506,064
Net Assets	$3,560,296,677	$8,797,309,934	$2,173,038,499	$1,414,162,491
NET ASSETS:
Paid-in-Capital	$3,667,492,548	$9,664,211,072	$2,215,433,890	$1,818,466,492
Total distributable earnings (loss)	(107,195,871)	(866,901,138)	(42,395,391)	(404,304,001)
Total Net Assets	$3,560,296,677	$8,797,309,934	$2,173,038,499	$1,414,162,491
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	70,600,000	180,697,548	28,850,000	19,900,000
Net asset value, per share	$50.43	$48.69	$75.32	$71.06
Cost of investments in non-affiliates	$3,537,443,851	$9,352,402,744	$2,132,962,254	$1,510,077,695
Cost of investments in affiliates	26,299,048	—	38,879,525	14,241,062
Cost of foreign currency	46,528	49,548,724	—	—
Investment securities on loan, at value (See Note 2.C.)	12,645,686	8,163,766	44,049,242	154,016,364
Cost of investment of cash collateral (See Note 2.C.)	13,281,651	8,669,611	44,559,764	155,293,935
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan BetaBuilders U.S. Small Cap Equity ETF	JPMorgan Carbon Transition U.S. Equity ETF	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return International Equity ETF
ASSETS:
Investments in non-affiliates, at value	$619,810,415	$5,636,482	$268,825,279	$350,428,848
Investments in affiliates, at value	3,209,614	10,503	—	424,062
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	104,143,570	—	—	2,124,162
Cash	13,156	193	656,691	167,972
Foreign currency, at value	—	—	81,548	5,890
Deposits at broker for futures contracts	380,000	13,000	21,093	63,529
Receivables:
Investment securities sold	—	—	22	—
Fund shares sold	89,207	—	2,072	—
Dividends from non-affiliates	193,272	12,644	491,035	1,492,840
Dividends from affiliates	465	2	—	47
Tax reclaims	—	—	37,813	805,505
Securities lending income (See Note 2.C.)	69,256	—	—	4,171
Variation margin on futures contracts	29,559	47	—	5,831
Due from adviser	—	268	—	—
Total Assets	727,938,514	5,673,139	270,115,553	355,522,857
LIABILITIES:
Payables:
Investment securities purchased	26,880	—	—	112,109
Collateral received on securities loaned (See Note 2.C.)	104,143,570	—	—	2,124,162
Variation margin on futures contracts	—	—	3,900	—
Accrued liabilities:
Management fees (See Note 3.A.)	45,177	—	104,617	109,894
Deferred foreign capital gains tax	—	—	508,134	—
Other	—	—	—	1,313
Total Liabilities	104,215,627	—	616,651	2,347,478
Net Assets	$623,722,887	$5,673,139	$269,498,902	$353,175,379
NET ASSETS:
Paid-in-Capital	$850,079,206	$8,534,840	$313,365,969	$558,679,314
Total distributable earnings (loss)	(226,356,319)	(2,861,701)	(43,867,067)	(205,503,935)
Total Net Assets	$623,722,887	$5,673,139	$269,498,902	$353,175,379
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	12,625,000	100,000	5,600,000	7,200,000
Net asset value, per share	$49.40	$56.73	$48.12	$49.05
Cost of investments in non-affiliates	$766,998,882	$5,845,776	$271,012,781	$390,344,021
Cost of investments in affiliates	3,209,614	10,503	—	424,031
Cost of foreign currency	—	—	111,304	5,877
Investment securities on loan, at value (See Note 2.C.)	102,117,546	—	—	2,021,253
Cost of investment of cash collateral (See Note 2.C.)	104,144,270	—	—	2,124,162
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	203

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023 (continued)

	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan U.S. Momentum Factor ETF
ASSETS:
Investments in non-affiliates, at value	$419,395,846	$309,606,119	$385,654,695	$301,586,573
Investments in affiliates, at value	306,480	280,906	365,657	154,302
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	20,439,870	26,283,512	49,275,282	571,988
Cash	—	—	20,768	2,873
Deposits at broker for futures contracts	27,400	62,600	29,800	12,840
Receivables:
Fund shares sold	—	—	—	65,530
Dividends from non-affiliates	495,750	270,802	213,616	172,927
Dividends from affiliates	44	41	53	23
Securities lending income (See Note 2.C.)	817	1,521	15,354	73
Variation margin on futures contracts	2,585	—	2,859	877
Total Assets	440,668,792	336,505,501	435,578,084	302,568,006
LIABILITIES:
Payables:
Due to custodian	337	41,777	—	—
Investment securities purchased	—	—	—	42,040
Collateral received on securities loaned (See Note 2.C.)	20,439,870	26,283,512	49,275,282	571,988
Variation margin on futures contracts	—	53,824	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	62,544	62,441	94,496	27,392
Total Liabilities	20,502,751	26,441,554	49,369,778	641,420
Net Assets	$420,166,041	$310,063,947	$386,208,306	$301,926,586
NET ASSETS:
Paid-in-Capital	$472,942,900	$360,304,106	$471,243,302	$332,774,177
Total distributable earnings (loss)	(52,776,859)	(50,240,159)	(85,034,996)	(30,847,591)
Total Net Assets	$420,166,041	$310,063,947	$386,208,306	$301,926,586
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	4,600,000	3,850,000	10,350,000	7,550,000
Net asset value, per share	$91.34	$80.54	$37.31	$39.99
Cost of investments in non-affiliates	$413,779,874	$328,157,718	$418,351,646	$288,196,551
Cost of investments in affiliates	306,480	280,906	365,657	154,302
Investment securities on loan, at value (See Note 2.C.)	20,157,750	25,944,054	47,876,291	562,229
Cost of investment of cash collateral (See Note 2.C.)	20,440,070	26,283,711	49,276,182	571,988
SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
ASSETS:
Investments in non-affiliates, at value	$2,398,343,472	$682,222,132
Investments in affiliates, at value	1,995,808	841,596
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	95,267,576	34,253,385
Cash	—	8,602
Deposits at broker for futures contracts	710,600	206,600
Receivables:
Investment securities sold	29,711	—
Dividends from non-affiliates	2,004,174	617,778
Dividends from affiliates	290	122
Securities lending income (See Note 2.C.)	58,495	14,847
Total Assets	2,498,410,126	718,165,062
LIABILITIES:
Payables:
Due to custodian	43,773	—
Collateral received on securities loaned (See Note 2.C.)	95,267,576	34,253,385
Fund shares redeemed	49,864	—
Variation margin on futures contracts	593,945	201,412
Accrued liabilities:
Management fees (See Note 3.A.)	231,362	64,644
Total Liabilities	96,186,520	34,519,441
Net Assets	$2,402,223,606	$683,645,621
NET ASSETS:
Paid-in-Capital	$2,483,961,784	$830,613,200
Total distributable earnings (loss)	(81,738,178)	(146,967,579)
Total Net Assets	$2,402,223,606	$683,645,621
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	56,950,000	20,500,000
Net asset value, per share	$42.18	$33.35
Cost of investments in non-affiliates	$2,407,426,490	$745,786,981
Cost of investments in affiliates	1,995,808	841,596
Investment securities on loan, at value (See Note 2.C.)	93,954,626	33,450,655
Cost of investment of cash collateral (See Note 2.C.)	95,271,375	34,253,585
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	205

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023

	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	JPMorgan BetaBuilders Europe ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$95,006	$79,458	$2,659	$155,646
Interest income from affiliates	5,900	112,870	15,879	104,272
Dividend income from non-affiliates	198,688,088	182,684,757	8,469,755	274,327,714
Dividend income from affiliates	—	—	83,341	—
Income from securities lending (net) (See Note 2.C.)	2,909,793	35,598	595	2,195,872
Foreign taxes withheld (net)	(28,166,376)	(1,332,131)	(1,101,207)	(30,388,955)
Total investment income	173,532,411	181,580,552	7,471,022	246,394,549
EXPENSES:
Management fees (See Note 3.A.)	11,280,516	7,963,512	309,273	5,930,443
Interest expense to non-affiliates	—	3,851	465	7,250
Interest expense to affiliates	4,767	12,074	590	18,604
Total expenses	11,285,283	7,979,437	310,328	5,956,297
Net investment income (loss)	162,247,128	173,601,115	7,160,694	240,438,252
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(23,605,091)	(80,762,697)	(512,056)(b)	(92,169,447)
In-kind redemptions of investments in non-affiliates (See Note 4)	144,562,382	36,153,615	—	391,502,968
Futures contracts	(2,767,034)	(1,598,882)	(279,439)	5,741,967
Foreign currency transactions	(1,107,268)	(1,628,397)	(234,421)	2,528,333
Net realized gain (loss)	117,082,989	(47,836,361)	(1,025,916)	307,603,821
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(342,381,822)	8,076,817	(37,112,825)(c)	69,232,924
Investments in affiliates	—	(33)	—	(8,328)
Futures contracts	(1,487,713)	(374,829)	(242,212)	(3,354,447)
Foreign currency translations	(299,174)	(183,033)	(6,049)	1,212,899
Change in net unrealized appreciation/depreciation	(344,168,709)	7,518,922	(37,361,086)	67,083,048
Net realized/unrealized gains (losses)	(227,085,720)	(40,317,439)	(38,387,002)	374,686,869
Change in net assets resulting from operations	$(64,838,592)	$133,283,676	$(31,226,308)	$615,125,121

(a)
Commencement of operations was May 10, 2023.
(b)
Net of foreign capital gains tax of $(98,864).
(c)
Net of change in foreign capital gains tax of $(430,029).
SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan BetaBuilders International Equity ETF	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$54,596	$106	$26,615	$34,386
Interest income from affiliates	4,111	1,988	63	721
Dividend income from non-affiliates	113,792,355	198,898,946	25,672,533	21,130,346
Dividend income from affiliates	822,603	—	1,027,383	598,612
Income from securities lending (net) (See Note 2.C.)	587,170	358,876	94,677	1,820,533
Foreign taxes withheld (net)	(10,566,833)	(19,876,527)	—	—
Total investment income	104,694,002	179,383,389	26,821,271	23,584,598
EXPENSES:
Management fees (See Note 3.A.)	2,350,840	14,823,136	323,743	1,043,635
Interest expense to non-affiliates	177	11,819	1,587	3,203
Interest expense to affiliates	8,037	94,806	—	—
Total expenses	2,359,054	14,929,761	325,330	1,046,838
Net investment income (loss)	102,334,948	164,453,628	26,495,941	22,537,760
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(32,937,393)	(79,817,138)	(24,979,327)	(133,157,856)
Investments in affiliates	—	—	(41,535)	—
In-kind redemptions of investments in non-affiliates (See Note 4)	54,843,606	37,393,615	47,958,631	106,277,169
In-kind redemptions of investments in affiliates (See Note 4)	—	—	571,646	—
Futures contracts	2,999,031	18,389,185	789,218	(1,245,549)
Foreign currency transactions	(244,002)	(1,648,352)	—	—
Net realized gain (loss)	24,661,242	(25,682,690)	24,298,633	(28,126,236)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	262,706,198	950,430,772	63,490,819	(31,738,286)
Investments in affiliates	98	—	884,251	(4,946)
Futures contracts	(1,582,637)	(4,195,936)	(875,663)	(1,631,904)
Foreign currency translations	482,748	79,591	—	—
Change in net unrealized appreciation/depreciation	261,606,407	946,314,427	63,499,407	(33,375,136)
Net realized/unrealized gains (losses)	286,267,649	920,631,737	87,798,040	(61,501,372)
Change in net assets resulting from operations	$388,602,597	$1,085,085,365	$114,293,981	$(38,963,612)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	207

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023 (continued)

	JPMorgan BetaBuilders U.S. Small Cap Equity ETF	JPMorgan Carbon Transition U.S. Equity ETF	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return International Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$23,930	$579	$2,197	$8,328
Interest income from affiliates	238	3	11,345	3,367
Dividend income from non-affiliates	10,046,462	334,303	13,896,526	26,265,783
Dividend income from affiliates	301,265	1,892	4,990	42,587
Income from securities lending (net) (See Note 2.C.)	1,283,949	—	723	147,406
Foreign taxes withheld (net)	—	—	(1,559,620)	(2,004,789)
Total investment income	11,655,844	336,777	12,356,161	24,462,682
EXPENSES:
Management fees (See Note 3.A.)	588,295	33,396	1,178,031	2,295,229
Interest expense to non-affiliates	1,584	—	—	—
Interest expense to affiliates	—	—	900	698
Total expenses	589,879	33,396	1,178,931	2,295,927
Net investment income (loss)	11,065,965	303,381	11,177,230	22,166,755
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(35,810,636)	(1,276,820)	(6,300,626)(a)	(34,435,272)
Investments in affiliates	—	—	—	1,144
In-kind redemptions of investments in non-affiliates (See Note 4)	53,008,594	3,323,274	1,435,563	31,550,815
Futures contracts	(537,523)	7,723	(4,721)	740,484
Foreign currency transactions	—	—	(7,143)	99,100
Net realized gain (loss)	16,660,435	2,054,177	(4,876,927)	(2,043,729)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(89,218,102)	(161,409)	9,613,006 (b)	99,656,561
Investments in affiliates	(4,902)	—	—	(1,092)
Futures contracts	(675,647)	(2,587)	(25,159)	(201,408)
Foreign currency translations	—	—	(13,299)	119,791
Change in net unrealized appreciation/depreciation	(89,898,651)	(163,996)	9,574,548	99,573,852
Net realized/unrealized gains (losses)	(73,238,216)	1,890,181	4,697,621	97,530,123
Change in net assets resulting from operations	$(62,172,251)	$2,193,562	$15,874,851	$119,696,878

(a)
Net of foreign capital gains tax of $(234,030).
(b)
Net of change in foreign capital gains tax of $(58,645).
SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan U.S. Momentum Factor ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$2,976	$2,277	$2,972	$1,293
Interest income from affiliates	378	99	203	140
Dividend income from non-affiliates	12,147,656	6,825,033	8,171,521	3,733,605
Dividend income from affiliates	46,437	28,807	50,390	21,522
Income from securities lending (net) (See Note 2.C.)	10,245	7,889	231,723	29,442
Total investment income	12,207,692	6,864,105	8,456,809	3,786,002
EXPENSES:
Management fees (See Note 3.A.)	873,022	773,219	1,062,901	305,452
Total expenses	873,022	773,219	1,062,901	305,452
Net investment income (loss)	11,334,670	6,090,886	7,393,908	3,480,550
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(25,214,145)	(18,510,268)	(32,440,440)	(19,440,507)
In-kind redemptions of investments in non-affiliates (See Note 4)	44,691,429	31,958,205	32,416,518	1,350,940
Futures contracts	35,169	(57,000)	(139,196)	33,373
Net realized gain (loss)	19,512,453	13,390,937	(163,118)	(18,056,194)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(30,036,371)	(27,982,932)	(28,846,512)	25,936,160
Investments in affiliates	(300)	(199)	(3,539)	—
Futures contracts	(40,658)	(31,666)	(34,893)	(28,977)
Change in net unrealized appreciation/depreciation	(30,077,329)	(28,014,797)	(28,884,944)	25,907,183
Net realized/unrealized gains (losses)	(10,564,876)	(14,623,860)	(29,048,062)	7,850,989
Change in net assets resulting from operations	$769,794	$(8,532,974)	$(21,654,154)	$11,331,539
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	209

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023 (continued)

	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$5,808	$3,822
Interest income from affiliates	263	99
Dividend income from non-affiliates	21,515,616	16,301,984
Dividend income from affiliates	119,019	61,176
Income from securities lending (net) (See Note 2.C.)	356,681	93,680
Total investment income	21,997,387	16,460,761
EXPENSES:
Management fees (See Note 3.A.)	1,585,255	744,341
Interest expense to affiliates	—	710
Total expenses	1,585,255	745,051
Net investment income (loss)	20,412,132	15,715,710
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(41,757,883)	(36,602,131)
In-kind redemptions of investments in non-affiliates (See Note 4)	77,693,640	38,645,426
Futures contracts	135,170	55,208
Net realized gain (loss)	36,070,927	2,098,503
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,439,259	(16,734,545)
Investments in affiliates	(3,999)	(408)
Futures contracts	(113,390)	(40,802)
Change in net unrealized appreciation/depreciation	7,321,870	(16,775,755)
Net realized/unrealized gains (losses)	43,392,797	(14,677,252)
Change in net assets resulting from operations	$63,804,929	$1,038,458
SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. Morgan Exchange-Traded Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders Canada ETF		JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$162,247,128	$155,905,858	$173,601,115	$168,498,778
Net realized gain (loss)	117,082,989	16,551,404	(47,836,361)	(101,978,748)
Change in net unrealized appreciation/depreciation	(344,168,709)	(1,077,868,825)	7,518,922	(907,509,929)
Change in net assets resulting from operations	(64,838,592)	(905,411,563)	133,283,676	(840,989,899)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(154,798,545)	(152,620,697)	(149,063,924)	(267,459,428)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	262,338,554	631,036,936	413,671,860	407,341,684
NET ASSETS:
Change in net assets	42,701,417	(426,995,324)	397,891,612	(701,107,643)
Beginning of period	5,644,273,295	6,071,268,619	3,412,010,904	4,113,118,547
End of period	$5,686,974,712	$5,644,273,295	$3,809,902,516	$3,412,010,904
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$729,964,543	$890,586,159	$599,967,907	$581,070,458
Cost of shares redeemed	(467,625,989)	(259,549,223)	(186,296,047)	(173,728,774)
Total change in net assets resulting from capital transactions	$262,338,554	$631,036,936	$413,671,860	$407,341,684
SHARE TRANSACTIONS:
Issued	12,300,000	13,350,000	11,550,000	11,000,000
Redeemed	(7,700,000)	(4,400,000)	(3,900,000)	(3,500,000)
Net increase (decrease) in shares from share transactions	4,600,000	8,950,000	7,650,000	7,500,000
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	211

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders Emerging Markets Equity ETF	JPMorgan BetaBuilders Europe ETF
	Period Ended October 31, 2023 (a)	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,160,694	$240,438,252	$248,401,924
Net realized gain (loss)	(1,025,916)	307,603,821	(276,059,377)
Change in net unrealized appreciation/depreciation	(37,361,086)	67,083,048	(1,626,158,808)
Change in net assets resulting from operations	(31,226,308)	615,125,121	(1,653,816,261)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(6,595,002)	(236,546,537)	(309,349,480)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	521,226,924	1,237,094,232	(3,936,599,878)
NET ASSETS:
Change in net assets	483,405,614	1,615,672,816	(5,899,765,619)
Beginning of period	—	3,527,687,759	9,427,453,378
End of period	$483,405,614	$5,143,360,575	$3,527,687,759
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$521,696,199	$5,755,955,092	$3,919,047,179
Cost of shares redeemed	(469,275)	(4,518,860,860)	(7,855,647,057)
Total change in net assets resulting from capital transactions	$521,226,924	$1,237,094,232	$(3,936,599,878)
SHARE TRANSACTIONS:
Issued	10,800,000	109,050,000	78,900,000
Redeemed	—	(85,750,000)	(155,800,000)
Net increase (decrease) in shares from share transactions	10,800,000	23,300,000	(76,900,000)

(a)
Commencement of operations was May 10, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan BetaBuilders International Equity ETF		JPMorgan BetaBuilders Japan ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$102,334,948	$88,153,100	$164,453,628	$149,079,840
Net realized gain (loss)	24,661,242	13,170,405	(25,682,690)	(80,090,887)
Change in net unrealized appreciation/depreciation	261,606,407	(892,730,954)	946,314,427	(2,108,806,716)
Change in net assets resulting from operations	388,602,597	(791,407,449)	1,085,085,365	(2,039,817,763)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(88,690,220)	(124,967,513)	(102,173,384)	(220,078,396)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	550,286,782	(53,668,198)	1,603,160,390	606,595,869
NET ASSETS:
Change in net assets	850,199,159	(970,043,160)	2,586,072,371	(1,653,300,290)
Beginning of period	2,710,097,518	3,680,140,678	6,211,237,563	7,864,537,853
End of period	$3,560,296,677	$2,710,097,518	$8,797,309,934	$6,211,237,563
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$829,640,586	$275,139,027	$1,810,441,192	$1,208,227,460
Cost of shares redeemed	(279,353,804)	(328,807,225)	(207,280,802)	(601,631,591)
Total change in net assets resulting from capital transactions	$550,286,782	$(53,668,198)	$1,603,160,390	$606,595,869
SHARE TRANSACTIONS:
Issued	15,400,000	5,800,000	36,000,000	23,400,000
Redeemed	(5,400,000)	(6,000,000)	(4,300,000)	(12,000,000)
Net increase (decrease) in shares from share transactions	10,000,000	(200,000)	31,700,000	11,400,000
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	213

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders U.S. Equity ETF		JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,495,941	$15,423,970	$22,537,760	$19,122,942
Net realized gain (loss)	24,298,633	4,487,198	(28,126,236)	346,144
Distributions of capital gains received from investment company affiliates	—	—	—	604
Change in net unrealized appreciation/depreciation	63,499,407	(204,422,658)	(33,375,136)	(350,680,418)
Change in net assets resulting from operations	114,293,981	(184,511,490)	(38,963,612)	(331,210,728)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(24,912,196)	(14,262,272)	(22,224,476)	(18,142,752)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	807,133,106	692,691,398	84,786,233	41,293,712
NET ASSETS:
Change in net assets	896,514,891	493,917,636	23,598,145	(308,059,768)
Beginning of period	1,276,523,608	782,605,972	1,390,564,346	1,698,624,114
End of period	$2,173,038,499	$1,276,523,608	$1,414,162,491	$1,390,564,346
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$995,179,712	$768,415,533	$549,541,390	$585,288,055
Cost of shares redeemed	(188,046,606)	(75,724,135)	(464,755,157)	(543,994,343)
Total change in net assets resulting from capital transactions	$807,133,106	$692,691,398	$84,786,233	$41,293,712
SHARE TRANSACTIONS:
Issued	13,050,000	10,150,000	7,175,000	7,100,000
Redeemed	(2,600,000)	(1,050,000)	(6,050,000)	(6,475,000)
Net increase (decrease) in shares from share transactions	10,450,000	9,100,000	1,125,000	625,000
SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan BetaBuilders U.S. Small Cap Equity ETF		JPMorgan Carbon Transition U.S. Equity ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,065,965	$6,140,418	$303,381	$310,617
Net realized gain (loss)	16,660,435	(14,173,562)	2,054,177	585,627
Change in net unrealized appreciation/depreciation	(89,898,651)	(78,757,441)	(163,996)	(4,501,537)
Change in net assets resulting from operations	(62,172,251)	(86,790,585)	2,193,562	(3,605,293)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(10,398,310)	(6,135,146)	(313,724)	(316,660)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	201,531,188	145,626,501	(17,154,380)	(63,760)
NET ASSETS:
Change in net assets	128,960,627	52,700,770	(15,274,542)	(3,985,713)
Beginning of period	494,762,260	442,061,490	20,947,681	24,933,394
End of period	$623,722,887	$494,762,260	$5,673,139	$20,947,681
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$478,587,958	$286,035,202	$4,177,902	$11,343,556
Cost of shares redeemed	(277,056,770)	(140,408,701)	(21,332,282)	(11,407,316)
Total change in net assets resulting from capital transactions	$201,531,188	$145,626,501	$(17,154,380)	$(63,760)
SHARE TRANSACTIONS:
Issued	8,625,000	4,900,000	75,000	200,000
Redeemed	(5,050,000)	(2,400,000)	(375,000)	(200,000)
Net increase (decrease) in shares from share transactions	3,575,000	2,500,000	(300,000)	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	215

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return Emerging Markets Equity ETF		JPMorgan Diversified Return International Equity ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,177,230	$6,881,979	$22,166,755	$27,582,338
Net realized gain (loss)	(4,876,927)	(2,496,820)	(2,043,729)	(28,259,394)
Distributions of capital gains received from investment company affiliates	—	—	—	42
Change in net unrealized appreciation/depreciation	9,574,548	(31,063,579)	99,573,852	(198,906,255)
Change in net assets resulting from operations	15,874,851	(26,678,420)	119,696,878	(199,583,269)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(10,712,059)	(8,578,159)	(21,332,208)	(41,010,274)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	100,409,884	45,300,057	(416,251,431)	69,639,461
NET ASSETS:
Change in net assets	105,572,676	10,043,478	(317,886,761)	(170,954,082)
Beginning of period	163,926,226	153,882,748	671,062,140	842,016,222
End of period	$269,498,902	$163,926,226	$353,175,379	$671,062,140
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$119,933,807	$59,899,317	$35,996,019	$80,575,234
Cost of shares redeemed	(19,523,923)	(14,599,260)	(452,247,450)	(10,935,773)
Total change in net assets resulting from capital transactions	$100,409,884	$45,300,057	$(416,251,431)	$69,639,461
SHARE TRANSACTIONS:
Issued	2,400,000	1,200,000	700,000	1,500,000
Redeemed	(400,000)	(300,000)	(8,600,000)	(200,000)
Net increase (decrease) in shares from share transactions	2,000,000	900,000	(7,900,000)	1,300,000
SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan Diversified Return U.S. Equity ETF		JPMorgan Diversified Return U.S. Mid Cap Equity ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,334,670	$12,658,003	$6,090,886	$4,478,181
Net realized gain (loss)	19,512,453	90,675,199	13,390,937	20,573,310
Change in net unrealized appreciation/depreciation	(30,077,329)	(128,753,788)	(28,014,797)	(45,467,566)
Change in net assets resulting from operations	769,794	(25,420,586)	(8,532,974)	(20,416,075)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(11,826,601)	(12,386,546)	(5,959,752)	(4,185,258)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(76,059,605)	(164,922,989)	57,036,143	52,313,151
NET ASSETS:
Change in net assets	(87,116,412)	(202,730,121)	42,543,417	27,711,818
Beginning of period	507,282,453	710,012,574	267,520,530	239,808,712
End of period	$420,166,041	$507,282,453	$310,063,947	$267,520,530
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$88,108,412	$116,289,482	$179,548,242	$119,917,257
Cost of shares redeemed	(164,168,017)	(281,212,471)	(122,512,099)	(67,604,106)
Total change in net assets resulting from capital transactions	$(76,059,605)	$(164,922,989)	$57,036,143	$52,313,151
SHARE TRANSACTIONS:
Issued	925,000	1,200,000	2,100,000	1,400,000
Redeemed	(1,725,000)	(2,800,000)	(1,450,000)	(800,000)
Net increase (decrease) in shares from share transactions	(800,000)	(1,600,000)	650,000	600,000
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	217

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return U.S. Small Cap Equity ETF		JPMorgan U.S. Momentum Factor ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,393,908	$3,252,211	$3,480,550	$2,851,758
Net realized gain (loss)	(163,118)	4,960,838	(18,056,194)	6,217,441
Change in net unrealized appreciation/depreciation	(28,884,944)	(31,220,087)	25,907,183	(61,390,929)
Change in net assets resulting from operations	(21,654,154)	(23,007,038)	11,331,539	(52,321,730)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(6,840,045)	(2,874,215)	(3,468,175)	(2,634,717)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	127,769,508	136,552,064	64,740,104	62,421,394
NET ASSETS:
Change in net assets	99,275,309	110,670,811	72,603,468	7,464,947
Beginning of period	286,932,997	176,262,186	229,323,118	221,858,171
End of period	$386,208,306	$286,932,997	$301,926,586	$229,323,118
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$264,275,154	$185,306,143	$72,582,485	$162,800,375
Cost of shares redeemed	(136,505,646)	(48,754,079)	(7,842,381)	(100,378,981)
Total change in net assets resulting from capital transactions	$127,769,508	$136,552,064	$64,740,104	$62,421,394
SHARE TRANSACTIONS:
Issued	6,600,000	4,550,000	1,750,000	3,750,000
Redeemed	(3,450,000)	(1,250,000)	(200,000)	(2,400,000)
Net increase (decrease) in shares from share transactions	3,150,000	3,300,000	1,550,000	1,350,000
SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan U.S. Quality Factor ETF		JPMorgan U.S. Value Factor ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,412,132	$7,450,673	$15,715,710	$11,669,653
Net realized gain (loss)	36,070,927	21,659,872	2,098,503	(12,318,328)
Distributions of capital gains received from investment company affiliates	—	—	—	74
Change in net unrealized appreciation/depreciation	7,321,870	(80,812,994)	(16,775,755)	(55,817,799)
Change in net assets resulting from operations	63,804,929	(51,702,449)	1,038,458	(56,466,400)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(17,505,540)	(6,843,698)	(15,133,809)	(11,652,973)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,776,196,110	245,070,163	253,657,252	111,623,606
NET ASSETS:
Change in net assets	1,822,495,499	186,524,016	239,561,901	43,504,233
Beginning of period	579,728,107	393,204,091	444,083,720	400,579,487
End of period	$2,402,223,606	$579,728,107	$683,645,621	$444,083,720
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,091,392,700	$519,385,603	$686,426,951	$372,923,059
Cost of shares redeemed	(315,196,590)	(274,315,440)	(432,769,699)	(261,299,453)
Total change in net assets resulting from capital transactions	$1,776,196,110	$245,070,163	$253,657,252	$111,623,606
SHARE TRANSACTIONS:
Issued	49,250,000	13,150,000	19,700,000	10,450,000
Redeemed	(7,500,000)	(7,000,000)	(12,700,000)	(7,750,000)
Net increase (decrease) in shares from share transactions	41,750,000	6,150,000	7,000,000	2,700,000
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	219

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan BetaBuilders Canada ETF
Year Ended October 31, 2023	$57.30	$1.63	$(2.21)	$(0.58)	$(1.56)
Year Ended October 31, 2022	67.80	1.59	(10.53)	(8.94)	(1.56)
Year Ended October 31, 2021 (f)	45.99	1.38	21.78	23.16	(1.35)
Year Ended October 31, 2020 (f)	49.78	1.29	(3.82)	(2.53)	(1.26)
Year Ended October 31, 2019 (f)	45.19	1.31	4.47	5.78	(1.19)
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
Year Ended October 31, 2023	42.76	2.00	0.51	2.51	(1.70)
Year Ended October 31, 2022	56.89	2.12	(12.86)	(10.74)	(3.39)
Year Ended October 31, 2021 (f)	44.97	2.44	11.48	13.92	(2.00)
Year Ended October 31, 2020 (f)	50.63	1.58	(5.65)	(4.07)	(1.59)
Year Ended October 31, 2019 (f)	45.36	2.10	5.17	7.27	(2.00)
JPMorgan BetaBuilders Emerging Markets Equity ETF
May 10, 2023 (h) through October 31, 2023	47.67	0.80	(3.09)	(2.29)	(0.62)
JPMorgan BetaBuilders Europe ETF
Year Ended October 31, 2023	43.61	1.92	5.46	7.38	(1.63)
Year Ended October 31, 2022	59.74	1.78	(15.31)	(13.53)	(2.60)
Year Ended October 31, 2021 (f)	43.29	1.67	16.19	17.86	(1.41)
Year Ended October 31, 2020 (f)	48.71	1.08	(5.43)	(4.35)	(1.07)
Year Ended October 31, 2019 (f)	45.19	1.79	3.28	5.07	(1.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021.
(g)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(h)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$55.16	$55.17	(1.15)%	(1.22)%	$5,686,974,712	0.19%	2.73%	0.19%	3%
57.30	57.35	(13.34)	(13.49)	5,644,273,295	0.19	2.51	0.19	5
67.80	67.98	50.77	50.84	6,071,268,619	0.19	2.28	0.19	2
45.99	46.10	(4.98)	(4.81)	3,640,211,260	0.19	2.74	0.19	4
49.78	49.80	13.08	12.97	3,800,754,020	0.19	2.73	0.34 (g)	7

43.57	43.56	5.55	5.45	3,809,902,516	0.19	4.14	0.19	6
42.76	42.79	(19.60)	(19.87)	3,412,010,904	0.20	4.17	0.20	14
56.89	57.12	31.14	31.26	4,113,118,547	0.19	4.26	0.19	6
44.97	45.10	(7.87)	(7.45)	1,465,970,894	0.19	3.40	0.19	6
50.63	50.54	16.18	15.94	1,442,853,830	0.19	4.22	0.39 (g)	7

44.76	44.86	(4.88)	(4.67)	483,405,614	0.15	3.47	0.15	14

49.36	49.40	16.74	16.81	5,143,360,575	0.09	3.64	0.09	6
43.61	43.62	(23.01)	(23.22)	3,527,687,759	0.10	3.36	0.10	7
59.74	59.92	41.54	41.77	9,427,453,378	0.09	2.92	0.09	6
43.29	43.34	(8.92)	(8.90)	3,701,005,509	0.09	2.33	0.09	5
48.71	48.78	11.43	11.32	3,853,145,624	0.09	3.83	0.25 (g)	7
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	221

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan BetaBuilders International Equity ETF
Year Ended October 31, 2023	$44.72	$1.60	$5.49	$7.09	$(1.38)
Year Ended October 31, 2022	60.53	1.51	(15.16)	(13.65)	(2.16)
Year Ended October 31, 2021	46.20	1.67	14.10	15.77	(1.44)
December 3, 2019 (f) through October 31, 2020	49.79	1.05	(4.26)(g)	(3.21)	(0.38)
JPMorgan BetaBuilders Japan ETF
Year Ended October 31, 2023	41.69	1.03	6.65	7.68	(0.68)
Year Ended October 31, 2022	57.16	1.03	(14.91)	(13.88)	(1.59)
Year Ended October 31, 2021 (i)	48.39	1.04	8.36	9.40	(0.63)
Year Ended October 31, 2020 (i)	49.07	0.84	(0.39)	0.45	(1.13)
Year Ended October 31, 2019 (i)	45.45	0.97	2.93	3.90	(0.28)
JPMorgan BetaBuilders U.S. Equity ETF
Year Ended October 31, 2023	69.38	1.19	5.89	7.08	(1.14)
Year Ended October 31, 2022	84.15	1.11	(14.86)	(13.75)	(1.02)
Year Ended October 31, 2021	59.59	1.02	24.48	25.50	(0.94)
Year Ended October 31, 2020	54.60	1.14	4.83	5.97	(0.98)
March 12, 2019 (f) through October 31, 2019	50.14	0.68	4.29	4.97	(0.51)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Year Ended October 31, 2023	74.06	1.14	(3.00)	(1.86)	(1.14)
Year Ended October 31, 2022	93.59	1.03	(19.57)	(18.54)	(0.99)
Year Ended October 31, 2021	64.16	0.90	29.27	30.17	(0.74)
April 14, 2020 (f) through October 31, 2020	50.78	0.33	13.32 (g)	13.65	(0.27)
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Year Ended October 31, 2023	54.67	0.92	(5.30)	(4.38)	(0.89)
Year Ended October 31, 2022	67.49	0.77	(12.79)	(12.02)	(0.80)
November 16, 2020 (f) through October 31, 2021	51.27	0.62	16.04	16.66	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the
Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(h)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021.
(j)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$50.43	$50.62	15.69%	16.04%	$3,560,296,677	0.07%	3.02%	0.07%	5%
44.72	44.75	(23.02)	(23.11)	2,710,097,518	0.07	2.88	0.07	6
60.53	60.64	34.26	34.24	3,680,140,678	0.07	2.85	0.07	5
46.20	46.29	(6.45)	(6.27)(h)	1,866,670,302	0.07	2.40	0.07	8

48.69	49.19	18.54	19.65	8,797,309,934	0.19	2.11	0.19	3
41.69	41.73	(24.96)	(24.95)	6,211,237,563	0.19	2.10	0.19	4
57.16	57.21	19.47	18.98	7,864,537,853	0.19	1.83	0.19	3
48.39	48.64	0.87	1.24	5,323,035,447	0.19	1.77	0.19	5
49.07	49.14	8.74	9.07	4,318,521,919	0.19	2.14	0.33 (j)	4

75.32	75.33	10.25	10.20	2,173,038,499	0.02	1.58	0.02	3
69.38	69.42	(16.42)	(16.33)	1,276,523,608	0.02	1.47	0.02	4
84.15	84.11	43.02	42.97	782,605,972	0.02	1.34	0.02	4
59.59	59.58	11.09	11.05	238,372,575	0.02	1.99	0.02	4
54.60	54.61	9.95	9.97 (h)	46,409,125	0.02	2.01	0.02	3

71.06	71.06	(2.57)	(2.39)	1,414,162,491	0.07	1.49	0.07	25
74.06	73.92	(19.87)	(20.10)	1,390,564,346	0.07	1.29	0.07	30
93.59	93.68	47.15	47.52	1,698,624,114	0.07	1.05	0.07	27
64.16	64.06	26.91	26.71 (h)	988,131,953	0.07	0.91	0.07	7

49.40	49.32	(8.15)	(7.81)	623,722,887	0.09	1.67	0.09	41
54.67	54.38	(17.87)	(18.39)	494,762,260	0.09	1.35	0.09	30
67.49	67.56	32.56	32.70 (h)	442,061,490	0.09	0.98	0.09	27
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	223

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Carbon Transition U.S. Equity ETF
Year Ended October 31, 2023	$52.37	$0.77	$4.37	$5.14	$(0.78)
Year Ended October 31, 2022	62.33	0.77	(9.94)	(9.17)	(0.79)
December 9, 2020 (f) through October 31, 2021	49.29	0.63	12.95	13.58	(0.54)
JPMorgan Diversified Return Emerging Markets Equity ETF
Year Ended October 31, 2023	45.54	2.11	2.38	4.49	(1.91)
Year Ended October 31, 2022	56.99	2.21	(10.86)	(8.65)	(2.80)
Year Ended October 31, 2021	46.47	1.81	10.70	12.51	(1.99)
Year Ended October 31, 2020	54.43	1.46	(7.48)	(6.02)	(1.94)
Year Ended October 31, 2019	50.91	2.07	2.97	5.04	(1.52)
JPMorgan Diversified Return International Equity ETF
Year Ended October 31, 2023	44.44	1.84	5.02	6.86	(2.25)
Year Ended October 31, 2022	61.02	1.91	(15.62)	(13.71)	(2.87)
Year Ended October 31, 2021	49.84	1.91	11.03	12.94	(1.76)
Year Ended October 31, 2020	55.06	1.35	(5.01)	(3.66)	(1.56)
Year Ended October 31, 2019	53.10	1.77	1.90	3.67	(1.71)
JPMorgan Diversified Return U.S. Equity ETF
Year Ended October 31, 2023	93.94	2.24	(2.49)	(0.25)	(2.35)
Year Ended October 31, 2022	101.43	2.16	(7.56)	(5.40)	(2.09)
Year Ended October 31, 2021	73.52	1.71	27.76	29.47	(1.56)
Year Ended October 31, 2020	76.44	1.65	(2.82)	(1.17)	(1.75)
Year Ended October 31, 2019	69.92	1.66	6.34	8.00	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$56.73	$56.74	9.85%	9.85%	$5,673,139	0.15%	1.36%	0.15%	20%
52.37	52.38	(14.79)	(14.79)	20,947,681	0.15	1.35	0.15	16
62.33	62.34	27.68	27.70 (g)	24,933,394	0.15	1.26	0.15	27

48.12	47.99	9.72	8.78	269,498,902	0.44	4.17	0.44	33
45.54	45.81	(15.61)	(15.20)	163,926,226	0.44	4.19	0.44	33
56.99	57.05	26.93	27.80	153,882,748	0.44	3.18	0.44	29
46.47	46.21	(11.20)	(11.80)	213,760,142	0.44	2.97	0.44	26
54.43	54.50	10.00	10.31	353,795,416	0.45	3.87	0.87 (h)	51

49.05	49.17	15.22	15.26	353,175,379	0.37	3.57	0.37	26
44.44	44.54	(23.25)	(23.15)	671,062,140	0.37	3.59	0.37	28
61.02	61.08	26.00	26.08	842,016,222	0.37	3.14	0.37	35
49.84	49.86	(6.72)	(6.62)	867,200,124	0.37	2.61	0.37	23
55.06	55.02	7.05	7.23	1,282,867,303	0.38	3.27	0.41 (h)	25

91.34	91.34	(0.34)	(0.45)	420,166,041	0.18	2.33	0.18	28
93.94	94.05	(5.36)	(5.28)	507,282,453	0.18	2.18	0.18	22
101.43	101.46	40.36	40.44	710,012,574	0.18	1.86	0.18	33
73.52	73.50	(1.40)	(1.44)	536,709,641	0.18	2.26	0.18	21
76.44	76.45	11.65	11.65	802,625,997	0.19	2.27	0.37 (h)	24
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	225

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Year Ended October 31, 2023	$83.60	$1.62	$(3.04)	$(1.42)	$(1.64)
Year Ended October 31, 2022	92.23	1.60	(8.73)	(7.13)	(1.50)
Year Ended October 31, 2021	64.77	1.30	27.36	28.66	(1.20)
Year Ended October 31, 2020	67.13	1.18	(2.38)	(1.20)	(1.16)
Year Ended October 31, 2019	62.24	1.18	4.78	5.96	(1.07)
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Year Ended October 31, 2023	39.85	0.81	(2.59)	(1.78)	(0.76)
Year Ended October 31, 2022	45.20	0.64	(5.41)	(4.77)	(0.58)
Year Ended October 31, 2021	28.87	0.46	16.35	16.81	(0.48)
Year Ended October 31, 2020	30.84	0.44	(2.01)	(1.57)	(0.40)
Year Ended October 31, 2019	29.58	0.42	1.22	1.64	(0.38)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(d)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total return (b)	Market price total return (c)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$80.54	$80.44	(1.78)%	(1.85)%	$310,063,947	0.24%	1.89%	0.24%	24%
83.60	83.55	(7.78)	(7.90)	267,520,530	0.24	1.82	0.24	24
92.23	92.30	44.51	44.73	239,808,712	0.24	1.57	0.24	34
64.77	64.72	(1.66)	(1.79)	220,207,846	0.24	1.86	0.24	28
67.13	67.17	9.73	9.78	187,973,791	0.24	1.82	0.43 (d)	25

37.31	37.30	(4.55)	(4.77)	386,208,306	0.29	2.01	0.29	28
39.85	39.93	(10.59)	(10.49)	286,932,997	0.29	1.55	0.29	26
45.20	45.24	58.49	58.25	176,262,186	0.29	1.13	0.29	37
28.87	28.94	(4.99)	(4.85)	148,672,825	0.29	1.54	0.29	30
30.84	30.87	5.64	5.75	140,343,327	0.29	1.40	0.54 (d)	43
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	227

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan U.S. Momentum Factor ETF
Year Ended October 31, 2023	$38.22	$0.55	$1.77	$2.32	$(0.55)
Year Ended October 31, 2022	47.71	0.50	(9.53)	(9.03)	(0.46)
Year Ended October 31, 2021	33.68	0.34	14.00	14.34	(0.31)
Year Ended October 31, 2020	29.04	0.35	4.63	4.98	(0.34)
Year Ended October 31, 2019	25.98	0.37	2.99	3.36	(0.30)
JPMorgan U.S. Quality Factor ETF
Year Ended October 31, 2023	38.14	0.65	3.97	4.62	(0.58)
Year Ended October 31, 2022	43.45	0.66	(5.34)	(4.68)	(0.63)
Year Ended October 31, 2021	31.53	0.60	11.91	12.51	(0.59)
Year Ended October 31, 2020	29.74	0.56	1.70	2.26	(0.47)
Year Ended October 31, 2019	26.56	0.58	3.11	3.69	(0.51)
JPMorgan U.S. Value Factor ETF
Year Ended October 31, 2023	32.90	0.87	0.49	1.36	(0.91)
Year Ended October 31, 2022	37.09	0.80	(4.19)	(3.39)	(0.80)
Year Ended October 31, 2021	24.99	0.72	12.03	12.75	(0.65)
Year Ended October 31, 2020	27.29	0.77	(2.29)	(1.52)	(0.78)
Year Ended October 31, 2019	25.21	0.75	1.97	2.72	(0.64)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(d)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total return (b)	Market price total return (c)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$39.99	$39.99	6.10%	6.02%	$301,926,586	0.12%	1.36%	0.12%	43%
38.22	38.25	(18.97)	(18.86)	229,323,118	0.12	1.20	0.12	43
47.71	47.68	42.72	42.38	221,858,171	0.12	0.80	0.12	44
33.68	33.74	17.33	17.50	134,743,086	0.12	1.11	0.12	39
29.04	29.05	13.06	13.06	56,620,589	0.12	1.35	0.55 (d)	52

42.18	42.20	12.15	12.14	2,402,223,606	0.12	1.54	0.12	21
38.14	38.16	(10.84)	(10.85)	579,728,107	0.12	1.64	0.12	18
43.45	43.48	39.97	40.02	393,204,091	0.12	1.56	0.12	21
31.53	31.54	7.72	7.68	384,671,209	0.12	1.81	0.12	20
29.74	29.76	14.10	14.18	107,067,872	0.12	2.05	0.50 (d)	21

33.35	33.33	4.11	4.11	683,645,621	0.12	2.53	0.12	26
32.90	32.88	(9.21)	(9.24)	444,083,720	0.12	2.28	0.12	21
37.09	37.08	51.38	51.88	400,579,487	0.12	2.01	0.12	34
24.99	24.90	(5.39)	(5.76)	62,468,155	0.12	2.99	0.12	25
27.29	27.30	11.01	11.05	66,849,642	0.12	2.90	0.52 (d)	22
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	229

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 18 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan BetaBuilders Canada ETF	Diversified
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	Diversified
JPMorgan BetaBuilders Emerging Markets Equity ETF(1)	Diversified
JPMorgan BetaBuilders Europe ETF	Diversified
JPMorgan BetaBuilders International Equity ETF	Diversified
JPMorgan BetaBuilders Japan ETF	Diversified
JPMorgan BetaBuilders U.S. Equity ETF	Diversified
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	Diversified
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	Diversified
JPMorgan Carbon Transition U.S. Equity ETF	Diversified
JPMorgan Diversified Return Emerging Markets Equity ETF	Diversified
JPMorgan Diversified Return International Equity ETF	Diversified
JPMorgan Diversified Return U.S. Equity ETF	Diversified
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	Diversified
JPMorgan Diversified Return U.S. Small Cap Equity ETF	Diversified
JPMorgan U.S. Momentum Factor ETF	Diversified
JPMorgan U.S. Quality Factor ETF	Diversified
JPMorgan U.S. Value Factor ETF	Diversified

(1)	Commenced operations on May 10, 2023.
The investment objective of JPMorgan BetaBuilders Canada ETF (“BetaBuilders Canada ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (“BetaBuilders Developed Asia Pacific ex-Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Emerging Markets Equity ETF (“BetaBuilders Emerging Markets Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Emerging Markets Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Europe ETF (“BetaBuilders Europe ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders International Equity ETF (“BetaBuilders International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Japan ETF (“BetaBuilders Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders U.S. Equity ETF (“BetaBuilders U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (“BetaBuilders U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM.
The investment objective of JPMorgan BetaBuilders U.S. Small Cap Equity ETF (“BetaBuilders U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Small Cap Target Market Exposure Extended IndexSM.

230	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The investment objective of JPMorgan Carbon Transition U.S. Equity ETF (“Carbon Transition U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index.
The investment objective of JPMorgan Diversified Return Emerging Markets Equity ETF (“Emerging Markets Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index.
The investment objective of JPMorgan Diversified Return International Equity ETF (“International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Equity ETF (“U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Mid Cap Equity ETF (“U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Small Cap Equity ETF (“U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index.
The investment objective of JPMorgan U.S. Momentum Factor ETF (“U.S. Momentum Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index.
The investment objective of JPMorgan U.S. Quality Factor ETF (“U.S. Quality Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index.
The investment objective of JPMorgan U.S. Value Factor ETF (“U.S. Value Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
BetaBuilders Canada ETF	Cboe BZX Exchange, Inc.
BetaBuilders Developed Asia Pacific ex-Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders Europe ETF	Cboe BZX Exchange, Inc.
BetaBuilders International Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Mid Cap Equity ETF	NYSE Arca, Inc.
BetaBuilders U.S. Small Cap Equity ETF	NYSE Arca, Inc.
Carbon Transition U.S. Equity ETF	NYSE Arca, Inc.
Emerging Markets Equity ETF	NYSE Arca, Inc.
International Equity ETF	NYSE Arca, Inc.
U.S. Equity ETF	NYSE Arca, Inc.
U.S. Mid Cap Equity ETF	NYSE Arca, Inc.
U.S. Small Cap Equity ETF	NYSE Arca, Inc.
U.S. Momentum Factor ETF	NYSE Arca, Inc.
U.S. Quality Factor ETF	NYSE Arca, Inc.
U.S. Value Factor ETF	NYSE Arca, Inc.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	231

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

232	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
BetaBuilders Canada ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$5,656,159,388	$—	$—	$5,656,159,388
Warrants	—	—	— (a)	— (a)
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	184,371,831	—	—	184,371,831
Total Investments in Securities	$5,840,531,219	$—	$— (a)	$5,840,531,219
Depreciation in Other Financial Instruments
Futures Contracts	$(957,068)	$—	$—	$(957,068)

(a)	Value is zero.

BetaBuilders Developed Asia Pacific ex-Japan ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,277,734,618	$—	$2,277,734,618
China	—	92,660,221	—	92,660,221
Hong Kong	—	657,955,338	—	657,955,338
Macau	—	42,663,915	—	42,663,915
New Zealand	44,275,798	21,167,087	—	65,442,885
Singapore	—	428,928,083	—	428,928,083
United Kingdom	—	32,466,973	—	32,466,973
United States	—	196,810,028	—	196,810,028
Total Common Stocks	44,275,798	3,750,386,263	—	3,794,662,061
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	11,792,130	—	—	11,792,130
Total Investments in Securities	$56,067,928	$3,750,386,263	$—	$3,806,454,191
Depreciation in Other Financial Instruments
Futures Contracts	$(11,725)	$—	$—	$(11,725)

BetaBuilders Emerging Markets Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$71,028	$—	$71,028
Brazil	24,633,411	—	—	24,633,411
Chile	2,335,520	—	—	2,335,520
China	8,294,985	125,949,215	—	134,244,200
Colombia	976,855	—	—	976,855
Czech Republic	529,388	167,762	—	697,150

October 31, 2023	J.P. Morgan Exchange-Traded Funds	233

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
BetaBuilders Emerging Markets Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Egypt	$—	$345,094	$—	$345,094
Greece	606,888	975,922	—	1,582,810
Hong Kong	—	547,785	—	547,785
Hungary	483,026	613,796	—	1,096,822
India	1,681,706	81,500,122	—	83,181,828
Indonesia	1,159,197	8,843,940	—	10,003,137
Kuwait	—	3,930,487	—	3,930,487
Luxembourg	151,018	—	—	151,018
Malaysia	1,649,569	6,164,501	—	7,814,070
Mexico	9,793,550	—	—	9,793,550
Peru	770,621	—	—	770,621
Philippines	1,392,418	2,313,249	—	3,705,667
Qatar	3,267,785	865,471	—	4,133,256
Saudi Arabia	2,894,302	15,413,715	—	18,308,017
South Africa	8,560,531	4,787,318	—	13,347,849
South Korea	—	57,007,796	—	57,007,796
Taiwan	228,688	72,262,579	—	72,491,267
Thailand	—	8,418,787	—	8,418,787
Turkey	1,835,979	1,724,129	—	3,560,108
United Arab Emirates	12,935,842	1,561,909	—	14,497,751
United Kingdom	—	563,282	—	563,282
United States	199,484	196,721	—	396,205
Total Common Stocks	84,380,763	394,224,608	—	478,605,371
Rights
Kuwait	433	—	—	433
Taiwan	—	785	—	785
Total Rights	433	785	—	1,218
Short-Term Investments
Investment Companies	4,440,195	—	—	4,440,195
Total Investments in Securities	$88,821,391	$394,225,393	$—	$483,046,784
Depreciation in Other Financial Instruments
Futures Contracts	$(242,212)	$—	$—	$(242,212)

BetaBuilders Europe ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$87,593,785	$—	$87,593,785
Austria	1,611,229	25,470,076	—	27,081,305
Belgium	—	73,488,258	—	73,488,258
Brazil	—	2,946,938	—	2,946,938
Chile	—	3,116,864	—	3,116,864
China	23,421,036	—	—	23,421,036
Denmark	—	262,641,353	—	262,641,353
Finland	4,500,558	89,477,517	—	93,978,075

234	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BetaBuilders Europe ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
France	$—	$784,531,957	$—	$784,531,957
Germany	—	609,098,207	—	609,098,207
Hong Kong	—	15,904,492	—	15,904,492
Ireland	—	17,084,616	—	17,084,616
Italy	—	196,615,718	—	196,615,718
Jordan	—	2,184,749	—	2,184,749
Luxembourg	—	9,250,193	—	9,250,193
Mexico	—	685,026	—	685,026
Netherlands	4,309,399	420,382,489	—	424,691,888
Norway	—	59,297,203	—	59,297,203
Poland	—	27,540,282	—	27,540,282
Portugal	—	14,138,111	—	14,138,111
Russia	—	—	22,579	22,579
Singapore	—	13,817,701	—	13,817,701
South Africa	—	18,828,413	—	18,828,413
South Korea	—	2,816,104	—	2,816,104
Spain	837,022	195,071,065	—	195,908,087
Sweden	491,943	246,113,108	—	246,605,051
Switzerland	6,312,318	432,471,150	—	438,783,468
United Arab Emirates	—	—	— (a)	— (a)
United Kingdom	17,791,013	907,113,715	—	924,904,728
United States	—	506,684,125	—	506,684,125
Total Common Stocks	59,274,518	5,024,363,215	22,579	5,083,660,312
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	43,392,389	—	—	43,392,389
Total Investments in Securities	$102,666,907	$5,024,363,215	$22,579	$5,127,052,701
Depreciation in Other Financial Instruments
Futures Contracts	$(2,270,917)	$—	$—	$(2,270,917)

(a)	Value is zero.

BetaBuilders International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$269,296,710	$—	$269,296,710
Austria	707,569	11,172,308	—	11,879,877
Belgium	—	32,241,994	—	32,241,994
Brazil	—	1,293,531	—	1,293,531
Chile	—	1,368,133	—	1,368,133
China	10,280,009	9,400,251	—	19,680,260
Denmark	—	115,274,912	—	115,274,912
Finland	1,978,700	39,279,536	—	41,258,236
France	—	344,341,508	—	344,341,508
Germany	—	267,346,626	—	267,346,626

October 31, 2023	J.P. Morgan Exchange-Traded Funds	235

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
BetaBuilders International Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Hong Kong	$—	$73,653,517	$—	$73,653,517
Ireland	—	7,499,042	—	7,499,042
Israel	—	14,648,905	—	14,648,905
Italy	—	86,277,466	—	86,277,466
Japan	582,907	885,307,124	—	885,890,031
Jordan	—	958,964	—	958,964
Luxembourg	—	4,060,307	—	4,060,307
Macau	—	4,316,035	—	4,316,035
Mexico	—	296,348	—	296,348
Netherlands	2,220,766	184,201,317	—	186,422,083
New Zealand	4,488,013	2,136,641	—	6,624,654
Norway	—	26,004,068	—	26,004,068
Poland	—	12,075,179	—	12,075,179
Portugal	—	6,205,709	—	6,205,709
Russia	—	—	4,798	4,798
Singapore	—	49,510,824	—	49,510,824
South Africa	—	8,264,185	—	8,264,185
South Korea	—	1,236,021	—	1,236,021
Spain	362,092	85,622,865	—	85,984,957
Sweden	213,706	107,963,609	—	108,177,315
Switzerland	2,829,660	189,839,072	—	192,668,732
United Arab Emirates	—	—	— (a)	— (a)
United Kingdom	7,808,664	401,439,715	—	409,248,379
United States	—	242,345,041	—	242,345,041
Total Common Stocks	31,472,086	3,484,877,463	4,798	3,516,354,347
Short-Term Investments
Investment Companies	26,299,048	—	—	26,299,048
Investment of Cash Collateral from Securities Loaned	13,281,651	—	—	13,281,651
Total Short-Term Investments	39,580,699	—	—	39,580,699
Total Investments in Securities	$71,052,785	$3,484,877,463	$4,798	$3,555,935,046
Depreciation in Other Financial Instruments
Futures Contracts	$(2,144,748)	$—	$—	$(2,144,748)

(a)	Value is zero.

BetaBuilders Japan ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Air Freight & Logistics	$—	$39,697,076	$—	$39,697,076
Automobile Components	—	180,733,365	—	180,733,365
Automobiles	—	783,824,817	—	783,824,817
Banks	—	648,910,223	—	648,910,223
Beverages	—	79,689,710	—	79,689,710

236	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BetaBuilders Japan ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Broadline Retail	$—	$37,428,351	$—	$37,428,351
Building Products	—	134,989,047	—	134,989,047
Capital Markets	—	84,075,814	—	84,075,814
Chemicals	—	326,930,176	—	326,930,176
Commercial Services & Supplies	—	68,653,388	—	68,653,388
Construction & Engineering	—	58,914,246	—	58,914,246
Consumer Finance	—	9,657,982	—	9,657,982
Consumer Staples Distribution & Retail	5,756,813	146,680,937	—	152,437,750
Diversified REITs	—	28,709,470	—	28,709,470
Diversified Telecommunication Services	—	83,397,033	—	83,397,033
Electric Utilities	—	54,867,862	—	54,867,862
Electrical Equipment	—	117,528,893	—	117,528,893
Electronic Equipment, Instruments & Components	—	413,529,602	—	413,529,602
Entertainment	—	180,616,447	—	180,616,447
Financial Services	—	74,324,279	—	74,324,279
Food Products	—	142,973,255	—	142,973,255
Gas Utilities	—	40,151,745	—	40,151,745
Ground Transportation	—	241,302,480	—	241,302,480
Health Care Equipment & Supplies	—	197,044,054	—	197,044,054
Health Care Providers & Services	—	8,367,825	—	8,367,825
Health Care Technology	—	15,633,751	—	15,633,751
Hotels, Restaurants & Leisure	—	97,110,558	—	97,110,558
Household Durables	—	378,889,559	—	378,889,559
Household Products	—	42,191,816	—	42,191,816
Industrial Conglomerates	—	155,571,677	—	155,571,677
Industrial REITs	—	20,753,156	—	20,753,156
Insurance	—	303,957,610	—	303,957,610
Interactive Media & Services	—	16,154,567	—	16,154,567
IT Services	—	181,838,530	—	181,838,530
Leisure Products	—	77,501,347	—	77,501,347
Machinery	—	401,298,688	—	401,298,688
Marine Transportation	—	51,797,400	—	51,797,400
Media	—	26,755,244	—	26,755,244
Metals & Mining	—	86,124,114	—	86,124,114
Office REITs	—	36,268,371	—	36,268,371
Oil, Gas & Consumable Fuels	—	73,991,382	—	73,991,382
Paper & Forest Products	—	10,287,185	—	10,287,185
Passenger Airlines	—	13,731,287	—	13,731,287
Personal Care Products	—	81,527,483	—	81,527,483
Pharmaceuticals	—	481,135,628	—	481,135,628
Professional Services	—	121,869,713	—	121,869,713
Real Estate Management & Development	—	204,475,586	—	204,475,586
Residential REITs	—	7,146,609	—	7,146,609
Retail REITs	—	10,695,335	—	10,695,335
Semiconductors & Semiconductor Equipment	—	331,367,630	—	331,367,630
Software	—	18,205,530	—	18,205,530
Specialty Retail	—	145,812,759	—	145,812,759
Technology Hardware, Storage & Peripherals	—	142,587,312	—	142,587,312
Textiles, Apparel & Luxury Goods	—	14,241,972	—	14,241,972

October 31, 2023	J.P. Morgan Exchange-Traded Funds	237

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
BetaBuilders Japan ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Tobacco	$—	$60,715,956	$—	$60,715,956
Trading Companies & Distributors	—	577,923,075	—	577,923,075
Transportation Infrastructure	—	9,701,777	—	9,701,777
Wireless Telecommunication Services	—	280,384,165	—	280,384,165
Total Common Stocks	5,756,813	8,660,644,849	—	8,666,401,662
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	8,669,611	—	—	8,669,611
Total Investments in Securities	$14,426,424	$8,660,644,849	$—	$8,675,071,273
Depreciation in Other Financial Instruments
Futures Contracts	$(2,143,130)	$—	$—	$(2,143,130)

BetaBuilders U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$2,154,991,230	$—	$—	$2,154,991,230
Rights	—	—	1,765	1,765
Short-Term Investments
Investment Companies	15,413,521	—	—	15,413,521
Investment of Cash Collateral from Securities Loaned	44,558,464	—	—	44,558,464
Total Short-Term Investments	59,971,985	—	—	59,971,985
Total Investments in Securities	$2,214,963,215	$—	$1,765	$2,214,964,980
Depreciation in Other Financial Instruments
Futures Contracts	$(937,765)	$—	$—	$(937,765)

BetaBuilders U.S. Mid Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,565,949,444	$—	$—	$1,565,949,444
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,131,962)	$—	$—	$(1,131,962)

(a)	Please refer to the SOI for specifics of portfolio holdings.

BetaBuilders U.S. Small Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$727,163,599	$—	$— (b)	$727,163,599

238	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BetaBuilders U.S. Small Cap Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(382,230)	$—	$—	$(382,230)

(a)	Please refer to the SOI for specifics of portfolio holdings.
(b)	Value is zero.

Carbon Transition U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,646,985	$—	$—	$5,646,985
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(743)	$—	$—	$(743)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Emerging Markets Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$24,027,463	$—	$—	$24,027,463
Chile	3,325,451	—	—	3,325,451
China	6,861,430	54,583,621	—	61,445,051
Colombia	470,212	—	—	470,212
Czech Republic	1,059,074	252,987	—	1,312,061
Egypt	—	481,121	—	481,121
Greece	1,790,792	2,729,352	—	4,520,144
Hong Kong	—	243,826	—	243,826
Hungary	1,519,892	—	—	1,519,892
India	788,929	28,665,185	—	29,454,114
Indonesia	2,285,093	9,333,727	—	11,618,820
Kuwait	345,830	3,791,760	—	4,137,590
Malaysia	2,994,402	2,658,754	—	5,653,156
Mexico	20,207,300	—	—	20,207,300
Pakistan	344,930	—	—	344,930
Philippines	532,813	284,516	—	817,329
Qatar	2,648,601	1,808,064	—	4,456,665
Romania	284,052	—	—	284,052
Russia	—	—	116,731	116,731
Saudi Arabia	3,721,813	9,272,214	—	12,994,027
South Africa	6,374,206	1,957,155	—	8,331,361
Taiwan	—	30,744,074	—	30,744,074
Thailand	314,475	9,742,536	—	10,057,011
Turkey	18,536,633	6,606,051	—	25,142,684
United Arab Emirates	5,047,647	1,387,367	—	6,435,014

October 31, 2023	J.P. Morgan Exchange-Traded Funds	239

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Emerging Markets Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United States	$685,200	$—	$—	$685,200
Total Common Stocks	104,166,238	164,542,310	116,731	268,825,279
Total Investments in Securities	$104,166,238	$164,542,310	$116,731	$268,825,279
Depreciation in Other Financial Instruments
Futures Contracts	$(24,505)	$—	$—	$(24,505)
There were no significant transfers into or out of level 3 for the year ended October 31, 2023.
International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$38,750,638	$—	$38,750,638
Austria	—	1,849,299	—	1,849,299
Belgium	—	787,695	—	787,695
Brazil	—	957,804	—	957,804
Burkina Faso	—	427,085	—	427,085
Cambodia	—	31,334	—	31,334
Chile	—	1,113,556	—	1,113,556
China	—	4,190,701	—	4,190,701
Denmark	—	2,582,406	—	2,582,406
Finland	969,843	2,740,236	—	3,710,079
France	—	16,611,936	—	16,611,936
Germany	—	8,756,464	—	8,756,464
Hong Kong	—	10,457,349	—	10,457,349
Indonesia	—	109,784	—	109,784
Ireland	—	390,304	—	390,304
Italy	—	8,804,417	—	8,804,417
Japan	1,185,085	102,650,904	—	103,835,989
Jordan	—	1,262,138	—	1,262,138
Luxembourg	—	421,566	—	421,566
Mexico	—	543,226	—	543,226
Netherlands	—	11,555,231	—	11,555,231
New Zealand	783,483	996,627	—	1,780,110
Norway	—	3,714,593	—	3,714,593
Poland	—	501,966	—	501,966
Portugal	—	1,152,974	—	1,152,974
Russia	—	—	19,577	19,577
Singapore	—	12,444,418	—	12,444,418
South Africa	—	1,068,284	—	1,068,284
South Korea	—	24,417,503	—	24,417,503
Spain	—	8,592,550	—	8,592,550
Sweden	—	7,381,828	—	7,381,828
Switzerland	77,659	4,817,936	—	4,895,595
United Kingdom	2,777,607	53,457,907	—	56,235,514

240	J.P. Morgan Exchange-Traded Funds	October 31, 2023

International Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United States	$—	$11,074,935	$—	$11,074,935
Total Common Stocks	5,793,677	344,615,594	19,577	350,428,848
Short-Term Investments
Investment Companies	424,062	—	—	424,062
Investment of Cash Collateral from Securities Loaned	2,124,162	—	—	2,124,162
Total Short-Term Investments	2,548,224	—	—	2,548,224
Total Investments in Securities	$8,341,901	$344,615,594	$19,577	$352,977,072
Depreciation in Other Financial Instruments
Futures Contracts	$(95,561)	$—	$—	$(95,561)

U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$440,142,196	$—	$—	$440,142,196
Appreciation in Other Financial Instruments
Futures Contracts (a)	$508	$—	$—	$508

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Mid Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$336,170,537	$—	$—	$336,170,537
Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,758	$—	$—	$3,758

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Small Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$524,342	$—	$—	$524,342
Automobiles & Parts	947,772	—	—	947,772
Banks	19,014,862	—	—	19,014,862
Beverages	5,434,798	—	—	5,434,798
Chemicals	11,984,393	—	—	11,984,393
Construction & Materials	8,164,306	—	—	8,164,306
Consumer Services	4,368,255	—	—	4,368,255
Electricity	5,702,262	—	—	5,702,262
Electronic & Electrical Equipment	4,945,850	—	—	4,945,850
Finance & Credit Services	7,366,492	—	—	7,366,492
Food Producers	17,078,502	—	—	17,078,502

October 31, 2023	J.P. Morgan Exchange-Traded Funds	241

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
U.S. Small Cap Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Gas, Water & Multi-utilities	$13,010,511	$—	$—	$13,010,511
General Industrials	5,539,502	—	—	5,539,502
Health Care Providers	10,277,039	—	—	10,277,039
Household Goods & Home Construction	11,278,446	—	—	11,278,446
Industrial Engineering	3,655,290	—	—	3,655,290
Industrial Materials	7,859,349	—	—	7,859,349
Industrial Metals & Mining	13,659,157	—	—	13,659,157
Industrial Support Services	9,400,516	—	—	9,400,516
Industrial Transportation	13,808,654	—	—	13,808,654
Investment Banking & Brokerage Services	4,558,057	—	—	4,558,057
Leisure Goods	4,386,532	—	—	4,386,532
Life Insurance	5,383,209	—	—	5,383,209
Media	1,562,558	—	—	1,562,558
Medical Equipment & Services	11,241,414	—	—	11,241,414
Mortgage Real Estate Investment Trusts	7,225,436	—	—	7,225,436
Nonequity Investment Instruments	44,608	—	— (a)	44,608
Non-life Insurance	4,518,535	—	—	4,518,535
Non-Renewable Energy	25,251,763	—	—	25,251,763
Personal Care, Drug & Grocery Stores	9,502,281	—	—	9,502,281
Personal Goods	4,554,832	—	—	4,554,832
Pharmaceuticals, Biotechnology & Marijuana Producers	13,649,108	—	32,424	13,681,532
Precious Metals & Mining	836,214	—	—	836,214
Real Estate Investment & Services	4,571,411	—	—	4,571,411
Real Estate Investment Trusts	42,735,787	—	—	42,735,787
Renewable Energy	1,657,166	—	—	1,657,166
Retailers	9,614,751	—	—	9,614,751
Software & Computer Services	11,259,384	—	—	11,259,384
Technology Hardware & Equipment	24,062,026	—	—	24,062,026
Telecommunications Equipment	9,457,200	—	—	9,457,200
Telecommunications Service Providers	9,909,564	—	—	9,909,564
Tobacco	2,495,575	—	—	2,495,575
Travel & Leisure	1,779,930	—	—	1,779,930
Waste & Disposal Services	1,338,254	—	—	1,338,254
Total Common Stocks	385,615,893	—	32,424	385,648,317
Rights	—	—	6,378	6,378
Short-Term Investments
Investment Companies	365,657	—	—	365,657
Investment of Cash Collateral from Securities Loaned	49,275,282	—	—	49,275,282
Total Short-Term Investments	49,640,939	—	—	49,640,939
Total Investments in Securities	$435,256,832	$—	$38,802	$435,295,634
Depreciation in Other Financial Instruments
Futures Contracts	$(22,124)	$—	$—	$(22,124)

(a)	Value is zero.

242	J.P. Morgan Exchange-Traded Funds	October 31, 2023

U.S. Momentum Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$302,312,863	$—	$— (b)	$302,312,863
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,950)	$—	$—	$(1,950)

(a)	Please refer to the SOI for specifics of portfolio holdings.
(b)	Value is zero.

U.S. Quality Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,495,606,856	$—	$—	$2,495,606,856
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(58,376)	$—	$—	$(58,376)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$717,317,113	$—	$—	$717,317,113
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(12,571)	$—	$—	$(12,571)

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from

October 31, 2023	J.P. Morgan Exchange-Traded Funds	243

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders Canada ETF	$174,280,525	$(174,280,525)	$—
BetaBuilders Developed Asia Pacific ex-Japan ETF	11,180,067	(11,180,067)	—
BetaBuilders Europe ETF	41,286,855	(41,286,855)	—
BetaBuilders International Equity ETF	12,645,686	(12,645,686)	—
BetaBuilders Japan ETF	8,163,766	(8,163,766)	—
BetaBuilders U.S. Equity ETF	44,049,242	(44,049,242)	—
BetaBuilders U.S. Mid Cap Equity ETF	154,016,364	(154,016,364)	—
BetaBuilders U.S. Small Cap Equity ETF	102,117,546	(102,117,546)	—
International Equity ETF	2,021,253	(2,021,253)	—
U.S. Equity ETF	20,157,750	(20,157,750)	—
U.S. Mid Cap Equity ETF	25,944,054	(25,944,054)	—
U.S. Small Cap Equity ETF	47,876,291	(47,876,291)	—
U.S. Momentum Factor ETF	562,229	(562,229)	—
U.S. Quality Factor ETF	93,954,626	(93,954,626)	—
U.S. Value Factor ETF	33,450,655	(33,450,655)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

244	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
BetaBuilders Canada ETF	$127,641
BetaBuilders Developed Asia Pacific ex-Japan ETF	2,592
BetaBuilders Europe ETF	12,867
BetaBuilders International Equity ETF	4,048
BetaBuilders Japan ETF	9,445
BetaBuilders U.S. Equity ETF	134
BetaBuilders U.S. Mid Cap Equity ETF	8,039
BetaBuilders U.S. Small Cap Equity ETF	4,275
Emerging Markets Equity ETF	48
International Equity ETF	1,489
U.S. Equity ETF	708
U.S. Mid Cap Equity ETF	868
U.S. Small Cap Equity ETF	2,306
U.S. Momentum Factor ETF	619
U.S. Quality Factor ETF	2,904
U.S. Value Factor ETF	1,952
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Carbon Transition U.S. Equity ETF did not lend out any securities during the year ended October 31, 2023. BetaBuilders Emerging Markets Equity ETF and Emerging Markets Equity ETF did not have any securities out on loan at October 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
BetaBuilders Canada ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$111,362,203	$3,890,820,395	$3,897,982,691	$89,116 *	$—	$104,289,023	104,268,170	$7,247,194 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	339,229,246	8,201,144,644	8,460,291,082	—	—	80,082,808	80,082,808	9,136,294 *	—
Total	$450,591,449	$12,091,965,039	$12,358,273,773	$89,116	$—	$184,371,831		$16,383,488	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	245

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
BetaBuilders Developed Asia Pacific ex-Japan ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$54,456	$—	$54,467	$44 *	$(33)	$—	—	$243 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	135,282	64,973,416	53,316,568	—	—	11,792,130	11,792,130	216,512 *	—
Total	$189,738	$64,973,416	$53,371,035	$44	$(33)	$11,792,130		$216,755	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders Emerging Markets Equity ETF
For the period ended October 31, 2023
Security Description	Value at May 10, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	$—	$59,625	$59,625	$—	$—	$—	—	$9 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	—	58,904,768	54,464,573	—	—	4,440,195	4,440,195	83,341	—
Total	$—	$58,964,393	$54,524,198	$—	$—	$4,440,195		$83,350	$—

(a)	Commencement of operations was May 10, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

246	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BetaBuilders Europe ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$35,657,896	$865,000,000	$862,000,000	$(26,729)*	$(8,328)	$38,622,839	38,615,115	$4,321,281 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	4,769,602	841,665,343	841,665,395	—	—	4,769,550	4,769,550	877,316 *	—
Total	$40,427,498	$1,706,665,343	$1,703,665,395	$(26,729)	$(8,328)	$43,392,389		$5,198,597	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders International Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$14,009,724	$272,000,000	$275,000,001	$1,405 *	$98	$11,011,226	11,009,025	$1,141,432 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	3,852,619	243,321,562	244,903,756	—	—	2,270,425	2,270,425	263,931 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	12,102,999	202,226,434	188,030,385	—	—	26,299,048	26,299,048	822,603	—
Total	$29,965,342	$717,547,996	$707,934,142	$1,405	$98	$39,580,699		$2,227,966	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	247

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
BetaBuilders Japan ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$10,118,832	$757,205,739	$760,000,000	$27,060 *	$—	$7,351,631	7,350,161	$2,458,991 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	9,777,050	608,651,894	617,110,964	—	—	1,317,980	1,317,980	571,802 *	—
Total	$19,895,882	$1,365,857,633	$1,377,110,964	$27,060	$—	$8,669,611		$3,030,793	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$13,752,768	$10,996,482	$2,415,411	$530,111	$885,551	$23,749,501	170,786	$566,209	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (b) (c)	1,501,652	134,000,000	95,501,652	(500)*	(1,300)	39,998,200	39,990,202	403,919 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	2,238,043	98,895,872	96,573,651	—	—	4,560,264	4,560,264	104,718 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	8,865,488	46,210,918	39,662,885	—	—	15,413,521	15,413,521	461,174	—
Total	$26,357,951	$290,103,272	$234,153,599	$529,611	$884,251	$83,721,486		$1,536,020	$—

(a)	Investment in affiliate. This security is included in an index which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Mid Cap Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$33,490,848	$534,000,000	$428,000,000	$(13,846)*	$(4,946)	$139,472,056	139,444,167	$4,461,014 *	$—

248	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BetaBuilders U.S. Mid Cap Equity ETF (continued)
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	$4,093,018	$319,215,854	$307,489,492	$—	$—	$15,819,380	15,819,380	$647,940 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	7,709,091	119,438,988	112,907,017	—	—	14,241,062	14,241,062	598,612	—
Total	$45,292,957	$972,654,842	$848,396,509	$(13,846)	$(4,946)	$169,532,498		$5,707,566	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Small Cap Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$10,003,601	$214,000,000	$131,000,000	$2,305 *	$(4,902)	$93,001,004	92,982,408	$2,489,801 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	1,618,100	166,479,976	156,955,510	—	—	11,142,566	11,142,566	362,447 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	8,224,756	44,983,687	49,998,829	—	—	3,209,614	3,209,614	301,265	—
Total	$19,846,457	$425,463,663	$337,954,339	$2,305	$(4,902)	$107,353,184		$3,153,513	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	249

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Carbon Transition U.S. Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	$31,835	$701,424	$722,756	$—	$—	$10,503	10,503	$1,892	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.

Emerging Markets Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	$182,157	$453,864	$636,021	$—	$—	$—	—	$2,422 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	—	808,450	808,450	—	—	—	—	4,990	—
Total	$182,157	$1,262,314	$1,444,471	$—	$—	$—		$7,412	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$569,398	$53,017,214	$53,163,757	$1,144	$63	$424,062	423,893	$42,587	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	2,258,925	60,999,999	62,000,000	1,308 *	(1,155)	1,259,077	1,258,826	281,848 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	1,789,624	85,932,836	86,857,375	—	—	865,085	865,085	96,045 *	—
Total	$4,617,947	$199,950,049	$202,021,132	$2,452	$(1,092)	$2,548,224		$420,480	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

250	J.P. Morgan Exchange-Traded Funds	October 31, 2023

U.S. Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$200,027	$61,000,000	$44,199,467	$(660)*	$(300)	$16,999,600	16,996,201	$221,009 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	191,848	68,840,438	65,592,016	—	—	3,440,270	3,440,270	64,714 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	1,020,750	28,752,199	29,466,469	—	—	306,480	306,480	46,437	—
Total	$1,412,625	$158,592,637	$139,257,952	$(660)	$(300)	$20,746,350		$332,160	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Mid Cap Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$—	$33,000,000	$11,000,001	$200 *	$(199)	$22,000,000	21,995,601	$137,541 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	—	42,584,679	38,301,167	—	—	4,283,512	4,283,512	83,820 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	414,054	17,700,622	17,833,770	—	—	280,906	280,906	28,807	—
Total	$414,054	$93,285,301	$67,134,938	$200	$(199)	$26,564,418		$250,168	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Cap Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$19,342,762	$102,000,000	$77,700,000	$8,038 *	$(3,539)	$43,647,261	43,638,534	$1,071,900 *	$—

October 31, 2023	J.P. Morgan Exchange-Traded Funds	251

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
U.S. Small Cap Equity ETF (continued)
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	$2,902,497	$114,834,862	$112,109,338	$—	$—	$5,628,021	5,628,021	$174,487 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	325,140	22,131,925	22,091,408	—	—	365,657	365,657	50,390	—
Total	$22,570,399	$238,966,787	$211,900,746	$8,038	$(3,539)	$49,640,939		$1,296,777	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Momentum Factor ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	$1,131,417	$13,822,093	$14,381,522	$—	$—	$571,988	571,988	$42,250 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	340,337	11,592,662	11,778,697	—	—	154,302	154,302	21,522	—
Total	$1,471,754	$25,414,755	$26,160,219	$—	$—	$726,290		$63,772	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Quality Factor ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$16,497,925	$312,011,297	$244,000,000	$6,995 *	$(3,999)	$84,512,218	84,495,319	$1,481,580 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	3,688,865	191,813,479	184,746,986	—	—	10,755,358	10,755,358	230,246 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	785,535	50,402,005	49,191,732	—	—	1,995,808	1,995,808	119,019	—
Total	$20,972,325	$554,226,781	$477,938,718	$6,995	$(3,999)	$97,263,384		$1,830,845	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

252	J.P. Morgan Exchange-Traded Funds	October 31, 2023

(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Factor ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	$297,072	$209,994,901	$179,995,401	$(5,630)*	$(408)	$30,290,534	30,284,477	$746,077 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	623,020	126,281,784	122,941,953	—	—	3,962,851	3,962,851	155,002 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	377,263	37,374,574	36,910,241	—	—	841,596	841,596	61,176	—
Total	$1,297,355	$373,651,259	$339,847,595	$(5,630)	$(408)	$35,094,981		$962,255	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Futures Contracts — The Funds used index futures contracts to obtain long exposure to gain or reduce exposure to the stock market, to gain or reduce exposure to particular countries or regions, maintain liquidity, minimize transaction costs or to manage and hedge interest rate risk associated with portfolio investments.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board

October 31, 2023	J.P. Morgan Exchange-Traded Funds	253

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended October 31, 2023:
	BetaBuilders Canada ETF	BetaBuilders Developed Asia Pacific ex-Japan ETF	BetaBuilders Emerging Markets Equity ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF	BetaBuilders Japan ETF
Futures Contracts:
Average Notional Balance Long	$36,547,667	$27,480,452	$3,867,949 (a)	$58,706,797	$31,576,517	$74,553,820
Ending Notional Balance Long	30,108,729	14,597,705	4,594,000	57,665,051	43,033,200	128,361,801

	BetaBuilders U.S. Equity ETF	BetaBuilders U.S. Mid Cap Equity ETF	BetaBuilders U.S. Small Cap Equity ETF	Carbon Transition U.S. Equity ETF	Emerging Markets Equity ETF	International Equity ETF
Futures Contracts:
Average Notional Balance Long	$10,790,350	$13,035,632	$6,608,144	$40,286	$600,205	$3,453,014
Ending Notional Balance Long	16,847,000	16,383,360	3,419,400	21,050	551,280	2,072,700

	U.S. Equity ETF	U.S. Mid Cap Equity ETF	U.S. Small Cap Equity ETF	U.S. Momentum Factor ETF	U.S. Quality Factor ETF	U.S. Value Factor ETF
Futures Contracts:
Average Notional Balance Long	$893,566	$607,319	$927,180	$360,191	$2,317,188	$1,281,809
Ending Notional Balance Long	421,175	237,440	333,600	147,350	2,527,050	842,350

(a)	For the period May 10, 2023 through October 31, 2023.
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

254	J.P. Morgan Exchange-Traded Funds	October 31, 2023

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
I. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for BetaBuilders Japan ETF, for which distributions are generally declared and paid at least annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
BetaBuilders Canada ETF	$144,010,623	$(968,311)	$(143,042,312)
BetaBuilders Developed Asia Pacific ex-Japan ETF	30,375,350	6,782,701	(37,158,051)
BetaBuilders Emerging Markets Equity ETF	—	575,290	(575,290)
BetaBuilders Europe ETF	385,273,108	3,966,622	(389,239,730)
BetaBuilders International Equity ETF	52,713,905	2,356,761	(55,070,666)
BetaBuilders Japan ETF	34,352,769	2,096,115	(36,448,884)
BetaBuilders U.S. Equity ETF	47,916,205	5,832	(47,922,037)
BetaBuilders U.S. Mid Cap Equity ETF	103,608,128	7,176	(103,615,304)
BetaBuilders U.S. Small Cap Equity ETF	52,955,203	754	(52,955,957)
Carbon Transition U.S. Equity ETF	3,309,312	(57)	(3,309,255)
Emerging Markets Equity ETF	1,308,669	425,014	(1,733,683)
International Equity ETF	26,969,121	5,135,086	(32,104,207)
U.S. Equity ETF	42,678,181	(5,763)	(42,672,418)
U.S. Mid Cap Equity ETF	32,048,323	(4,321)	(32,044,002)
U.S. Small Cap Equity ETF	32,029,952	69	(32,030,021)
U.S. Momentum Factor ETF	1,283,283	—	(1,283,283)
U.S. Quality Factor ETF	75,632,694	—	(75,632,694)
U.S. Value Factor ETF	31,232,546	(4,172)	(31,228,374)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains or losses, foreign taxes and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

BetaBuilders Canada ETF	0.19%
BetaBuilders Developed Asia Pacific ex-Japan ETF	0.19

October 31, 2023	J.P. Morgan Exchange-Traded Funds	255

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)

BetaBuilders Emerging Markets Equity ETF	0.15%
BetaBuilders Europe ETF	0.09
BetaBuilders International Equity ETF	0.07
BetaBuilders Japan ETF	0.19
BetaBuilders U.S. Equity ETF	0.02
BetaBuilders U.S. Mid Cap Equity ETF	0.07
BetaBuilders U.S. Small Cap Equity ETF	0.09
Carbon Transition U.S. Equity ETF	0.15
Emerging Markets Equity ETF	0.44
International Equity ETF	0.37
U.S. Equity ETF	0.18
U.S. Mid Cap Equity ETF	0.24
U.S. Small Cap Equity ETF	0.29
U.S. Momentum Factor ETF	0.12
U.S. Quality Factor ETF	0.12
U.S. Value Factor ETF	0.12
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other  — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

256	J.P. Morgan Exchange-Traded Funds	October 31, 2023

4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
BetaBuilders Canada ETF	$208,478,470	$204,329,709
BetaBuilders Developed Asia Pacific ex-Japan ETF	350,129,358	227,715,051
BetaBuilders Emerging Markets Equity ETF	507,316,711	50,225,049
BetaBuilders Europe ETF	371,037,934	375,686,174
BetaBuilders International Equity ETF	180,570,171	160,315,889
BetaBuilders Japan ETF	275,171,676	233,885,264
BetaBuilders U.S. Equity ETF	42,588,748	55,216,433
BetaBuilders U.S. Mid Cap Equity ETF	371,725,827	404,239,958
BetaBuilders U.S. Small Cap Equity ETF	264,149,878	273,209,323
Carbon Transition U.S. Equity ETF	4,216,695	5,551,012
Emerging Markets Equity ETF	152,911,577	85,766,143
International Equity ETF	155,899,382	186,637,992
U.S. Equity ETF	137,416,289	142,073,591
U.S. Mid Cap Equity ETF	76,857,366	77,670,376
U.S. Small Cap Equity ETF	103,501,477	107,022,426
U.S. Momentum Factor ETF	109,025,935	109,004,125
U.S. Quality Factor ETF	284,254,493	292,488,990
U.S. Value Factor ETF	160,423,096	176,667,606
During the year ended October 31, 2023, there were no purchases or sales of U.S. Government securities.
For the year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
BetaBuilders Canada ETF	$725,706,192	$462,499,265
BetaBuilders Developed Asia Pacific ex-Japan ETF	473,754,760	156,782,197
BetaBuilders Emerging Markets Equity ETF	59,425,387	—
BetaBuilders Europe ETF	5,689,380,056	4,455,801,549
BetaBuilders International Equity ETF	800,572,499	272,487,594
BetaBuilders Japan ETF	1,783,677,626	205,155,469
BetaBuilders U.S. Equity ETF	984,114,284	170,349,751
BetaBuilders U.S. Mid Cap Equity ETF	541,684,098	433,907,912
BetaBuilders U.S. Small Cap Equity ETF	470,673,417	254,557,151
Carbon Transition U.S. Equity ETF	4,122,424	19,921,316
Emerging Markets Equity ETF	39,763,918	6,297,883
International Equity ETF	31,918,203	413,537,737
U.S. Equity ETF	87,503,865	158,237,731
U.S. Mid Cap Equity ETF	177,967,039	119,059,914
U.S. Small Cap Equity ETF	261,699,918	129,231,173
U.S. Momentum Factor ETF	72,243,750	7,184,657
U.S. Quality Factor ETF	2,076,715,052	291,361,671
U.S. Value Factor ETF	678,206,994	407,753,158
During the year ended October 31, 2023, the Funds delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	257

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders Canada ETF	$5,618,182,358	$678,004,627	$456,612,834	$221,391,793
BetaBuilders Developed Asia Pacific ex-Japan ETF	4,516,406,075	64,422,653	774,386,262	(709,963,609)
BetaBuilders Emerging Markets Equity ETF	521,071,549	12,984,355	51,251,332	(38,266,977)
BetaBuilders Europe ETF	5,959,666,744	141,591,851	976,476,811	(834,884,960)
BetaBuilders International Equity ETF	3,609,909,870	355,126,255	411,245,827	(56,119,572)
BetaBuilders Japan ETF	9,525,278,174	595,827,826	1,448,177,857	(852,350,031)
BetaBuilders U.S. Equity ETF	2,217,931,698	161,589,500	165,493,983	(3,904,483)
BetaBuilders U.S. Mid Cap Equity ETF	1,681,615,437	111,705,299	228,503,254	(116,797,955)
BetaBuilders U.S. Small Cap Equity ETF	874,778,696	32,524,510	180,521,837	(147,997,327)
Carbon Transition U.S. Equity ETF	5,871,177	346,326	571,261	(224,935)
Emerging Markets Equity ETF	278,422,270	25,306,078	34,927,574	(9,621,496)
International Equity ETF	399,867,572	25,572,755	72,558,816	(46,986,061)
U.S. Equity ETF	436,960,840	39,705,679	36,523,815	3,181,864
U.S. Mid Cap Equity ETF	355,172,221	13,786,215	32,784,141	(18,997,926)
U.S. Small Cap Equity ETF	469,367,079	21,192,855	55,286,424	(34,093,569)
U.S. Momentum Factor ETF	289,279,620	28,582,489	15,551,196	13,031,293
U.S. Quality Factor ETF	2,506,309,865	93,017,538	103,778,923	(10,761,385)
U.S. Value Factor ETF	784,515,357	21,014,879	88,225,694	(67,210,815)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, tax adjustments on certain derivatives and wash sale loss deferrals.

258	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
BetaBuilders Canada ETF	$154,798,545	$154,798,545
BetaBuilders Developed Asia Pacific ex-Japan ETF	149,063,924	149,063,924
BetaBuilders Emerging Markets Equity ETF	6,595,002	6,595,002
BetaBuilders Europe ETF	236,546,537	236,546,537
BetaBuilders International Equity ETF	88,690,220	88,690,220
BetaBuilders Japan ETF	102,173,384	102,173,384
BetaBuilders U.S. Equity ETF	24,912,196	24,912,196
BetaBuilders U.S. Mid Cap Equity ETF	22,224,476	22,224,476
BetaBuilders U.S. Small Cap Equity ETF	10,398,310	10,398,310
Carbon Transition U.S. Equity ETF	313,724	313,724
Emerging Markets Equity ETF	10,712,059	10,712,059
International Equity ETF	21,332,208	21,332,208
U.S. Equity ETF	11,826,601	11,826,601
U.S. Mid Cap Equity ETF	5,959,752	5,959,752
U.S. Small Cap Equity ETF	6,840,045	6,840,045
U.S. Momentum Factor ETF	3,468,175	3,468,175
U.S. Quality Factor ETF	17,505,540	17,505,540
U.S. Value Factor ETF	15,133,809	15,133,809

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Total Distributions Paid
BetaBuilders Canada ETF	$152,620,697	$152,620,697
BetaBuilders Developed Asia Pacific ex-Japan ETF	267,459,428	267,459,428
BetaBuilders Europe ETF	309,349,480	309,349,480
BetaBuilders International Equity ETF	124,967,513	124,967,513
BetaBuilders Japan ETF	220,078,396	220,078,396
BetaBuilders U.S. Equity ETF	14,262,272	14,262,272
BetaBuilders U.S. Mid Cap Equity ETF	18,142,752	18,142,752
BetaBuilders U.S. Small Cap Equity ETF	6,135,146	6,135,146
Carbon Transition U.S. Equity ETF	316,660	316,660
Emerging Markets Equity ETF	8,578,159	8,578,159
International Equity ETF	41,010,274	41,010,274
U.S. Equity ETF	12,386,546	12,386,546
U.S. Mid Cap Equity ETF	4,185,258	4,185,258
U.S. Small Cap Equity ETF	2,874,215	2,874,215
U.S. Momentum Factor ETF	2,634,717	2,634,717
U.S. Quality Factor ETF	6,843,698	6,843,698
U.S. Value Factor ETF	11,652,973	11,652,973

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	259

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
BetaBuilders Canada ETF	$26,836,738	$(201,905,702)	$221,201,876
BetaBuilders Developed Asia Pacific ex-Japan ETF	29,420,523	(238,895,239)	(709,868,294)
BetaBuilders Emerging Markets Equity ETF	1,733,171	(848,175)	(38,703,055)
BetaBuilders Europe ETF	14,119,004	(330,822,277)	(835,018,998)
BetaBuilders International Equity ETF	33,409,243	(84,337,183)	(56,250,637)
BetaBuilders Japan ETF	283,979,716	(296,606,126)	(854,251,679)
BetaBuilders U.S. Equity ETF	3,861,480	(42,337,620)	(3,904,483)
BetaBuilders U.S. Mid Cap Equity ETF	3,499,038	(290,990,118)	(116,797,955)
BetaBuilders U.S. Small Cap Equity ETF	2,047,908	(80,393,214)	(147,997,327)
Carbon Transition U.S. Equity ETF	37,721	(2,661,551)	(224,935)
Emerging Markets Equity ETF	2,924,173	(36,611,525)	(10,166,511)
International Equity ETF	7,155,906	(165,601,556)	(47,044,408)
U.S. Equity ETF	1,475,532	(57,421,764)	3,181,864
U.S. Mid Cap Equity ETF	969,003	(32,197,934)	(18,997,926)
U.S. Small Cap Equity ETF	1,244,603	(52,172,725)	(34,093,569)
U.S. Momentum Factor ETF	453,111	(44,318,751)	13,031,293
U.S. Quality Factor ETF	4,231,325	(75,194,052)	(10,761,385)
U.S. Value Factor ETF	2,172,953	(81,916,028)	(67,210,815)
The cumulative timing differences primarily consist of tax adjustments on certain investments, trustee deferred compensation, tax adjustments on certain derivatives and wash sale loss deferrals.
At October 31, 2023, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
BetaBuilders Canada ETF	$64,270,716	$137,634,986
BetaBuilders Developed Asia Pacific ex-Japan ETF	103,133,156	135,762,083
BetaBuilders Emerging Markets Equity ETF	535,185	312,990
BetaBuilders Europe ETF	123,586,788	207,235,489
BetaBuilders International Equity ETF	29,397,394	54,939,789
BetaBuilders Japan ETF	65,782,769	230,823,357
BetaBuilders U.S. Equity ETF	30,535,955	11,801,665
BetaBuilders U.S. Mid Cap Equity ETF	157,391,651	133,598,467
BetaBuilders U.S. Small Cap Equity ETF	50,557,459	29,835,755
Carbon Transition U.S. Equity ETF	1,455,965 *	1,205,586 *
Emerging Markets Equity ETF	27,541,488	9,070,037
International Equity ETF	53,684,631	111,916,925
U.S. Equity ETF	34,559,356	22,862,408
U.S. Mid Cap Equity ETF	21,279,323	10,918,611
U.S. Small Cap Equity ETF	30,381,878	21,790,847
U.S. Momentum Factor ETF	31,055,612	13,263,139
U.S. Quality Factor ETF	52,310,857	22,883,195
U.S. Value Factor ETF	53,754,581	28,161,447

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

260	J.P. Morgan Exchange-Traded Funds	October 31, 2023

During the year ended October 31, 2023, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
BetaBuilders Japan ETF	$13,529,258
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, BetaBuilders U.S. Small Cap Equity ETF, Carbon Transition U.S. Equity ETF and International Equity ETF, and plus at least 110% for Emerging Markets Equity ETF of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
As of October 31, 2023, the Funds had no borrowings outstanding from another fund, or loans outstanding to another fund. Average borrowings from the Facility during the year ended October 31, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
BetaBuilders Developed Asia Pacific ex-Japan ETF	$21,009,222	5.81%	3	$10,172
Emerging Markets Equity ETF	5,345,359	6.06	1	900
International Equity ETF	4,109,675	5.81	1	663
U.S. Value Factor ETF	1,533,838	5.56	3	711
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a

October 31, 2023	J.P. Morgan Exchange-Traded Funds	261

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended October 31, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2023, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
BetaBuilders Emerging Markets Equity ETF	— %	93.4%
BetaBuilders International Equity ETF	—	75.7
BetaBuilders U.S. Mid Cap Equity ETF	52.6	43.1
BetaBuilders U.S. Small Cap Equity ETF	—	81.6
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Significant shareholder transactions by the Adviser may impact the Funds' performance and liquidity.
BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Emerging Markets Equity ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Emerging Markets Equity ETF and International Equity ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

262	J.P. Morgan Exchange-Traded Funds	October 31, 2023

As of October 31, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	BetaBuilders Canada ETF	BetaBuilders Developed Asia Pacific ex-Japan ETF	BetaBuilders Emerging Markets Equity ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF	BetaBuilders Japan ETF	Emerging Markets Equity ETF
Australia	— %	60.0%	— %	— %	— %	— %	— %
Canada	95.9	—	—	—	—	—	—
China	—	—	27.8	—	—	—	22.9
France	—	—	—	15.4	—	—	—
Germany	—	—	—	12.0	—	—	—
Hong Kong	—	17.3	—	—	—	—	—
India	—	—	17.2	—	—	—	11.0
Japan	—	—	—	—	25.0	100.0	—
Singapore	—	11.3	—	—	—	—	—
South Korea	—	—	11.8	—	—	—	—
Taiwan	—	—	15.0	—	—	—	11.4
United Kingdom	—	—	—	18.2	11.6	—	—

International Equity ETF
Australia	11.0%
Japan	29.6
United Kingdom	16.0
As of October 31, 2023, a significant portion of the investments of the BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Emerging Markets Equity ETF and International Equity ETF consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Emerging Markets Equity ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Emerging Markets Equity ETF and International Equity ETF invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Funds' ability to buy and sell securities.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	263

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Diversified Return Emerging Markets Equity ETF invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
Additionally, the Funds may have substantial difficulties exercising their legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Subsequent Event
Subsequent to December 18, 2023, Carbon Transition U.S. Equity ETF had net redemptions of $1,527,485, which represented 27% of the Fund’s net assets as of December 18, 2023.

264	J.P. Morgan Exchange-Traded Funds	October 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the eighteen funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (eighteen of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan BetaBuilders Canada ETF (1)
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (1)
JPMorgan BetaBuilders Emerging Markets Equity ETF (2)
JPMorgan BetaBuilders Europe ETF (1)
JPMorgan BetaBuilders International Equity ETF (1)
JPMorgan BetaBuilders Japan ETF (1)
JPMorgan BetaBuilders U.S. Equity ETF (1)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (1)
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (1)
JPMorgan Carbon Transition U.S. Equity ETF (1)
JPMorgan Diversified Return Emerging Markets Equity ETF (1)
JPMorgan Diversified Return International Equity ETF (1)
JPMorgan Diversified Return U.S. Equity ETF (1)
JPMorgan Diversified Return U.S. Mid Cap Equity ETF (1)
JPMorgan Diversified Return U.S. Small Cap Equity ETF (1)
JPMorgan U.S. Momentum Factor ETF (1)
JPMorgan U.S. Quality Factor ETF (1)
JPMorgan U.S. Value Factor ETF (1)

(1)	Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for the years ended October 31, 2023 and 2022
(2)	Statement of operations and statement of changes in net assets for the period May 10, 2023 (commencement of operations) through October 31, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent

October 31, 2023	J.P. Morgan Exchange-Traded Funds	265

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

266	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Exchange-Traded Funds	267

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

268	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	269

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

270	J.P. Morgan Exchange-Traded Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	271

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

272	J.P. Morgan Exchange-Traded Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan BetaBuilders Canada ETF
Actual *	$1,000.00	$912.00	$0.92	0.19%
Hypothetical *	1,000.00	1,024.25	0.97	0.19
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
Actual *	1,000.00	897.20	0.91	0.19
Hypothetical *	1,000.00	1,024.25	0.97	0.19
JPMorgan BetaBuilders Emerging Markets Equity ETF
Actual **	1,000.00	951.20	0.70	0.15
Hypothetical *	1,000.00	1,024.45	0.77	0.15
JPMorgan BetaBuilders Europe ETF
Actual *	1,000.00	908.60	0.43	0.09
Hypothetical *	1,000.00	1,024.75	0.46	0.09
JPMorgan BetaBuilders International Equity ETF
Actual *	1,000.00	929.70	0.34	0.07
Hypothetical *	1,000.00	1,024.85	0.36	0.07
JPMorgan BetaBuilders Japan ETF
Actual *	1,000.00	1,007.20	0.96	0.19
Hypothetical *	1,000.00	1,024.25	0.97	0.19
JPMorgan BetaBuilders U.S. Equity ETF
Actual *	1,000.00	1,017.50	0.10	0.02
Hypothetical *	1,000.00	1,025.10	0.10	0.02
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Actual *	1,000.00	958.90	0.35	0.07
Hypothetical *	1,000.00	1,024.85	0.36	0.07
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Actual *	1,000.00	940.00	0.44	0.09
Hypothetical *	1,000.00	1,024.75	0.46	0.09

October 31, 2023	J.P. Morgan Exchange-Traded Funds	273

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Carbon Transition U.S. Equity ETF
Actual *	$1,000.00	$1,017.00	$0.76	0.15%
Hypothetical *	1,000.00	1,024.45	0.77	0.15
JPMorgan Diversified Return Emerging Markets Equity ETF
Actual *	1,000.00	967.90	2.18	0.44
Hypothetical *	1,000.00	1,022.99	2.24	0.44
JPMorgan Diversified Return International Equity ETF
Actual *	1,000.00	947.20	1.82	0.37
Hypothetical *	1,000.00	1,023.34	1.89	0.37
JPMorgan Diversified Return U.S. Equity ETF
Actual *	1,000.00	961.70	0.89	0.18
Hypothetical *	1,000.00	1,024.30	0.92	0.18
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Actual *	1,000.00	946.00	1.18	0.24
Hypothetical *	1,000.00	1,024.00	1.22	0.24
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Actual *	1,000.00	966.90	1.44	0.29
Hypothetical *	1,000.00	1,023.74	1.48	0.29
JPMorgan U.S. Momentum Factor ETF
Actual *	1,000.00	1,018.20	0.61	0.12
Hypothetical *	1,000.00	1,024.60	0.61	0.12
JPMorgan U.S. Quality Factor ETF
Actual *	1,000.00	1,016.00	0.61	0.12
Hypothetical *	1,000.00	1,024.60	0.61	0.12
JPMorgan U.S. Value Factor ETF
Actual *	1,000.00	993.60	0.60	0.12
Hypothetical *	1,000.00	1,024.60	0.61	0.12

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 174/365
(to reflect the actual period). The Fund commenced operations on May 10, 2023.

274	J.P. Morgan Exchange-Traded Funds	October 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	275

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
JPMorgan BetaBuilders Canada ETF, JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF, JPMorgan BetaBuilders Europe ETF, JPMorgan BetaBuilders International Equity ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan BetaBuilders U.S. Equity ETF, JPMorgan BetaBuilders U.S. Mid Cap Equity ETF, JPMorgan BetaBuilders U.S. Small Cap Equity ETF, JPMorgan Carbon Transition U.S. Equity ETF,  JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JPMorgan Diversified Return U.S. Small Cap Equity ETF,   JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements. The Board also met for the specific purpose of considering management agreement annual renewals. The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the management agreements for JPMorgan BetaBuilders Canada ETF, JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF, JPMorgan BetaBuilders Europe ETF, JPMorgan BetaBuilders International Equity ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan BetaBuilders U.S. Equity ETF, JPMorgan BetaBuilders U.S. Mid Cap Equity ETF, JPMorgan BetaBuilders U.S. Small Cap Equity ETF, JPMorgan Carbon Transition U.S. Equity ETF, JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JPMorgan Diversified Return U.S. Small Cap Equity ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF (each a “Fund,” and collectively, the “Funds”) whose annual report is contained herein (each a “Management Agreement” and collectively, the “Management Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 10, 2023.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements. The Trustees also discussed the Management Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.   Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighting the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Management Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Management Agreement was in the best interests of each Fund and its shareholders.

276	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	277

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)  (continued)
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that under the Management Agreements, the Adviser provides advisory and administrative services and is responsible for substantially all expenses of each Fund under a “unitary fee structure.”  The Trustees noted that unitary management fee for each Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses are limited even when a Fund is new and not achieving economies of scale.  The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees considered each Fund is a “passive” ETF whose objective is to closely correspond, before fees and expenses, to the performance of its benchmark index. The Trustees receive and consider information about each Fund’s performance throughout the year. The Trustees considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark index.  The Trustees also discussed the performance and the investment strategy of each Fund with the Adviser.  Based on these discussions and various other factors, the Trustee concluded each Fund’s performance was satisfactory.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  This review included ranking of each Fund within an expense universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that the Peer Group and/or Universe quintile rankings were not calculated if the number of funds in the Peer Group and/or Universe did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it can be difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the JPMorgan BetaBuilders Canada ETF’s net management fee and actual total expenses were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund  due to the limited number of funds in the Peer Group.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF’s net management fee and actual total expenses were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund  due to the limited number of funds in the Peer Group.

278	J.P. Morgan Exchange-Traded Funds	October 31, 2023

After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders Europe ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders International Equity ETF’s net management fee and actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders Japan ETF’s net management fee was in the second quintile of both the Peer Group and Universe, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders U.S. Equity ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders U.S. Mid Cap Equity ETF’s net management fee and actual total expenses were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders U.S. Small Cap Equity ETF’s net management fee was in the fourth and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Carbon Transition U.S. Equity ETF’s net management fee and actual total expenses were in the fourth and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return Emerging Markets Equity ETF’s net management fee was in the third quintile of both the Peer Group and Universe, and that the actual total expenses were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return International Equity ETF’s net management fee and actual total expenses were in the third and fourth quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return U.S. Equity ETF’s net management fee and actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return U.S. Mid Cap Equity ETF’s net management fee and actual total expenses were in the first and third quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return U.S. Small Cap Equity ETF’s net management fee was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the third quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan U.S. Momentum Factor ETF’s net management fee and actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in

October 31, 2023	J.P. Morgan Exchange-Traded Funds	279

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)  (continued)
light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan U.S. Quality Factor ETF’s net management fee and actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan U.S. Value Factor ETF’s net management fee and actual total expenses were in the third and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.

280	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited)
JPMorgan BetaBuilders Emerging Markets Equity ETF
On November 15-17, 2022, the Board of Trustees (the “Board” or the “Trustees”)  held meetings and approved the initial management agreement (the “Management Agreement” ) for the JPMorgan BetaBuilders Emerging Markets Equity ETF  (the “Fund”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to the Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by J.P. Morgan Investment Management Inc. (the “Adviser”) and received oral presentations from Adviser personnel.  Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Fund and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel;
•  The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
•  Information about the structure and distribution strategy of the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services to be provided by the Adviser under the Management Agreement;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Fund.
The Trustees also considered the benefits the Adviser is expected to receive as the result of the roles JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, plays as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	281

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited) (continued)
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of the Fund under a “unitary fee structure.”  The Trustees noted that the proposed unitary management fee for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when the Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees considered the Adviser’s view that it does not manage other accounts with a substantially similar investment strategy as that of the Fund. Notwithstanding that fact, the Trustees received and considered information on fees charged by the Adviser for other accounts that share characteristics with the Fund.
Investment Performance
The Trustees considered that the Fund is a “passive” ETF whose objective is to closely correspond, before fees and expenses, to the performance of its benchmark index. The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also considered the fees paid to JPMCB, for custody, fund accounting, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge, as well as how the peer funds included in the Broadridge data differed from the Funds.  The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was fair and reasonable.

282	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2023:
Dividends Received Deduction
JPMorgan BetaBuilders U.S. Equity ETF	96.11%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	62.65
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	64.88
JPMorgan Carbon Transition U.S. Equity ETF	95.08
JPMorgan Diversified Return U.S. Equity ETF	85.89
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	89.39
JPMorgan Diversified Return U.S. Small Cap Equity ETF	68.29
JPMorgan U.S. Momentum Factor ETF	100.00
JPMorgan U.S. Quality Factor ETF	100.00
JPMorgan U.S. Value Factor ETF	86.86
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions and foreign tax credits (if applicable)  treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan BetaBuilders Canada ETF	$174,164,513
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	121,169,044
JPMorgan BetaBuilders Emerging Markets Equity ETF	4,912,868
JPMorgan BetaBuilders Europe ETF	222,478,381
JPMorgan BetaBuilders International Equity ETF	90,203,107
JPMorgan BetaBuilders Japan ETF	120,952,486
JPMorgan BetaBuilders U.S. Equity ETF	24,697,092
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	14,191,645
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	6,801,372
JPMorgan Carbon Transition U.S. Equity ETF	308,596
JPMorgan Diversified Return Emerging Markets Equity ETF	7,191,654
JPMorgan Diversified Return International Equity ETF	18,356,685
Qualified Dividend Income
JPMorgan Diversified Return U.S. Equity ETF	$10,392,846
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	5,417,466
JPMorgan Diversified Return U.S. Small Cap Equity ETF	4,754,896
JPMorgan U.S. Momentum Factor ETF	3,468,175
JPMorgan U.S. Quality Factor ETF	17,505,540
JPMorgan U.S. Value Factor ETF	13,284,043
Section 199A Income
The following Funds had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended October 31, 2022.
Qualified Business Income
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	$2,677,975
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	678,859
JPMorgan Diversified Return U.S. Equity ETF	487,473
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	356,520
JPMorgan Diversified Return U.S. Small Cap Equity ETF	379,526
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2023, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan BetaBuilders Canada ETF	$200,327,522	$25,956,694
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	189,358,920	1,345,820
JPMorgan BetaBuilders Emerging Markets Equity ETF	9,276,985	1,091,496
JPMorgan BetaBuilders Europe ETF	274,686,739	23,254,782
JPMorgan BetaBuilders International Equity ETF	114,405,479	8,632,092
JPMorgan BetaBuilders Japan ETF	198,792,590	18,779,102
JPMorgan Diversified Return Emerging Markets Equity ETF	14,207,945	1,559,611
JPMorgan Diversified Return International Equity ETF	27,082,650	1,580,610

October 31, 2023	J.P. Morgan Exchange-Traded Funds	283

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-ETF-1023

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2023
Fund	Ticker	Listing Exchange
JPMorgan Active China ETF	JCHI	NYSE Arca, Inc.
JPMorgan ActiveBuilders Emerging Markets Equity ETF	JEMA	Cboe BZX Exchange, Inc.
JPMorgan Global Select Equity ETF	JGLO	The NASDAQ Stock Market LLC
JPMorgan Hedged Equity Laddered Overlay ETF	HELO	NYSE Arca, Inc.
JPMorgan International Growth ETF	JIG	NYSE Arca, Inc.
JPMorgan International Value ETF	JIVE	The NASDAQ Stock Market LLC

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

October 31, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 11.26% and the S&P 500 Index returned 10.14%.

2	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Active China ETF
FUND COMMENTARY
FOR THE PERIOD March 15, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(15.40)%
Market Price **	(15.06)%
MSCI China All Shares Index (net total return)	(12.31)%
Net Assets as of 10/31/2023	$10,558,969
Fund Ticker	JCHI
INVESTMENT OBJECTIVE***
The JPMorgan Active China ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities and equity-related instruments that are economically tied to China and seeks to add value through an investment approach primarily driven by bottom-up stock selection, while being mindful of macro and policy considerations. The Fund leverages research analysts with local expertise to identify what the sub-adviser believes are attractively valued industry leaders.
HOW DID THE FUND PERFORM?
For the period from inception on March 15, 2023 to October 31, 2023, the Fund had a negative absolute return and underperformed the MSCI China All Shares Index (the “Benchmark”).
The Fund’s security selection in the financials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the communication services sector and its underweight position in the industrials sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Hundsun Technologies Inc., ENN Energy Holdings Ltd. and Oppein Home Group Inc. Shares of Hundsun Technologies, a software developer based in Hangzhou, fell amid investor concerns that slower economic growth in China could reduce customer spending on new projects. Shares of ENN Energy Holdings, a natural gas utility based in Langfang, fell after the company reported weaker-than-expected earnings amid declining demand during the period. Shares of Oppein Home Group, a cabinets, windows and furniture manufacturer based in Guangzhou, fell amid slowing consumer demand in China during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in NetEase Inc. and China Yangtze Power Co., and its underweight position in Li-Ning Co. Shares of NetEase, a provider of online games, music and services based in Hangzhou, rose amid better-than-expected earnings during the period. Shares of China Yangtze Power, a hydroelectric utility based in Beijing, rose as higher river volumes during the period fueled higher electricity generation. Shares of Li-Ning, a Beijing sporting goods and apparel retailer not held in the Fund, fell amid slowing economic growth and consumer spending in China during the period.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest overweight allocations relative to the Benchmark were to the information technology and communication services sectors and its largest underweight allocations were to the industrials and financials sectors.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Active China ETF
FUND COMMENTARY
FOR THE PERIOD March 15, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $40.61 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $40.77.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Tencent Holdings Ltd. (China)	9.6%
2.	Alibaba Group Holding Ltd. (China)	5.0
3.	Kweichow Moutai Co. Ltd., Class A (China)	4.4
4.	China Merchants Bank Co. Ltd., Class H (China)	3.9
5.	Meituan (China)	3.7
6.	China Construction Bank Corp., Class H (China)	3.5
7.	NetEase, Inc. (China)	3.1
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.0
9.	Haier Smart Home Co. Ltd., Class H (China)	2.5
10.	China Yangtze Power Co. Ltd., Class A (China)	2.5

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	19.5%
Communication Services	15.8
Information Technology	15.3
Financials	14.1
Consumer Staples	11.4
Health Care	7.9
Materials	3.8
Utilities	3.8
Industrials	3.3
Energy	3.2
Real Estate	1.8
Short-Term Investments	0.1

4	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Active China ETF
Net Asset Value	March 15, 2023	(15.40)%
Market Price		(15.06)
LIFE OF FUND PERFORMANCE (3/15/23 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on March 15, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active China ETF and MSCI China All Shares Index (net total return) from March 15, 2023 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI China All Shares Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI China All Shares Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid-cap Chinese securities represented across China A-shares, B-shares, H-shares, Redchips, P-chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It is based on the concept of the integrated MSCI China equity universe with China A-shares included. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Because the Fund invests at least 80% of the value of its assets in equity securities and equity-related instruments that are tied economically to China, it presents different risks than funds that do not so invest. Investments in Mainland China, Hong Kong, Taiwan and Macau are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Chinese operating companies sometimes rely on Variable Interest Entity (VIE) structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as the Fund). It is unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors. The market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan ActiveBuilders Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	10.61%
Market Price **	10.27%
MSCI Emerging Markets Index (net total return)	10.80%
Net Assets as of 10/31/2023	$896,949,975
Fund Ticker	JEMA
INVESTMENT OBJECTIVE***
The JPMorgan ActiveBuilders Emerging Markets Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities and equity-related instruments that are tied economically to emerging markets and seeks to construct a portfolio of holdings that will outperform the MSCI Emerging Markets Index (the “Benchmark”) over time while maintaining similar risk characteristics. The Fund allocates investments to the adviser’s actively managed emerging market equity strategies, including country, region and style strategies among others, and may invest across all market capitalizations.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2023, the Fund generated a positive absolute return and underperformed the Benchmark.
The Fund’s security selection in the consumer staples and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its underweight position in the materials sector were leading contributors to relative performance.
By country, the Fund’s security selection in China and Brazil was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in Taiwan and its underweight position in Saudi Arabia were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lojas Renner SA and HDFC Bank Ltd., and its underweight position in Tencent Holdings Ltd. Shares of Lojas Renner, a Brazilian department store chain, fell amid weakness in earnings and investor concerns about the company’s outlook for growth. Shares of HDFC Bank, an Indian financial services provider, fell after the company said a planned merger would lower profit margins and increase its ratio of non-performing loans. Shares of Tencent Holdings, a Chinese e-commerce provider, rose in early 2023 amid sales growth and a broad rebound in China’s technology sector.
Leading individual contributors to relative performance included the Fund’s overweight positions in NetEase Inc., Global Unichip Corp. and Accton Technology Corp. Shares of NetEase, a Chinese online services platform provider, rose after the company reported better-than-expected earnings for the second quarter of 2023. Shares of Global UniChip, a Taiwanese semiconductor design services provider, rose amid investor expectations that demand for artificial intelligence technologies would increase global demand for semiconductors. Shares of Accton Technology, a Taiwanese maker of data networking and communications equipment, benefitted from increased global demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest overweight allocations relative to the Benchmark were to the consumer staples and information technology sectors and its largest underweight allocations were to the materials and communication services sectors. By country, the Fund’s largest overweight allocations were to Mexico and Taiwan and its largest underweight positions were in Saudi Arabia and India.

6	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $33.47 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2023, the closing price was $33.45.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5.3%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.5
3.	Tencent Holdings Ltd. (China)	3.2
4.	Alibaba Group Holding Ltd. (China)	2.2
5.	Infosys Ltd. (India)	1.7
6.	NetEase, Inc. (China)	1.4
7.	SK Hynix, Inc. (South Korea)	1.3
8.	HDFC Bank Ltd., ADR (India)	1.1
9.	Tata Consultancy Services Ltd. (India)	1.0
10.	HDFC Bank Ltd. (India)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
China	28.9%
India	15.3
Taiwan	15.0
South Korea	12.4
Brazil	6.0
South Africa	3.8
Mexico	3.5
Saudi Arabia	3.0
Indonesia	2.1
Thailand	1.6
Hong Kong	1.5
Others (each less than 1.0%)	6.4
Short-Term Investments	0.5

October 31, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan ActiveBuilders Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Net Asset Value	March 10, 2021	10.61%	(11.35)%
Market Price		10.27	(11.37)
LIFE OF FUND PERFORMANCE (3/10/21 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on March 10, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan ActiveBuilders Emerging Markets Equity ETF and MSCI Emerging Markets Index (net total return) from March 10, 2021 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Global Select Equity ETF
FUND COMMENTARY
FOR THE PERIOD September 13, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.04)%
Market Price **	(3.90)%
MSCI World Index (net total return)	(6.21)%
Net Assets as of 10/31/2023	$841,676,033
Fund Ticker	JGLO
INVESTMENT OBJECTIVE***
The JPMorgan Global Select Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in large-capitalization stocks across developed and emerging markets, and seeks companies that the Fund’s adviser believes are attractively valued, possess strong free cash flow and have the potential for sustainable earnings growth, while seeking to maintain regional geographic and sector exposures similar to those of the MSCI World Index (the “Benchmark”).
HOW DID THE FUND PERFORM?
For the period from inception on September 13, 2023 to October 31, 2023, the Fund had a negative absolute return and outperformed the Benchmark.
By sector, the Fund’s security selection in the insurance and health services & systems sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology - semiconductors & hardware sector and the property sector was a leading detractor from relative performance.
By country or region, the Fund’s security selection in the U.S. and in Europe, excluding the U.K., was a leading contributor to performance relative to the Benchmark, while the Fund’s out-of-Benchmark allocation to emerging markets was the sole regional detractor from relative performance.
The Fund’s overweight positions in CME Group Inc., Progressive Corp. and UnitedHealth Group Inc. were leading contributors to relative performance. Shares of CME Group, a provider of financial securities exchanges and data, rose amid increased trading volumes and better-than-expected earnings for the third quarter of 2023. Shares of Progressive, a property and casualty insurer, rose late in the period after the company reported better-than-expected results for the third quarter of 2023. Shares of UnitedHealth Group, a health insurance provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023.
The Fund’s overweight positions in Prologis Inc. and NexEra Energy Inc., and its underweight position in Apple Inc. were leading detractors from relative performance. Share of NextEra Energy, an electric utility, fell sharply in late September 2023 after the company lowered its growth forecast for its NextEra Energy Partners investment unit. Shares of Prologis, an industrial property real estate investment trust, fell amid a broader decline in the real estate sector late in the period. Shares of Apple, a diversified information technology provider, rose amid a broad surge in technology sector stocks.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the technology – semiconductors & hardware sector and the media sector, while the Fund’s smallest allocations were to the telecommunications sector and the automobiles & auto parts sector. The Fund had no holdings in the transportation sector. The Fund’s largest regional allocations were to the U.S. and Europe, excluding the U.K., while its smallest allocations were to Canada and the Pacific, excluding Japan.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Global Select Equity ETF
FUND COMMENTARY
FOR THE PERIOD September 13, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.06 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the The NASDAQ Stock Market LLC. As of October 31, 2023, the closing price was $46.13.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.4%
2.	Amazon.com, Inc.	5.3
3.	UnitedHealth Group, Inc.	4.2
4.	Coca-Cola Co. (The)	3.2
5.	CME Group, Inc.	3.1
6.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.9
7.	Meta Platforms, Inc., Class A	2.8
8.	Progressive Corp. (The)	2.7
9.	Mastercard, Inc., Class A	2.7
10.	Apple, Inc.	2.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
United States	67.5%
France	6.6
United Kingdom	3.7
Netherlands	3.4
Taiwan	2.9
Japan	2.8
Denmark	2.1
Germany	2.0
Singapore	1.3
South Korea	1.2
Others (each less than 1.0%)	5.2
Short-Term Investments	1.3

10	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Global Select Equity ETF
Net Asset Value	September 13, 2023	(4.04)%
Market Price		(3.90)
LIFE OF FUND PERFORMANCE (9/13/23 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 13, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Global Select Equity ETF and the MSCI World Index (net total return) from September 13, 2023 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Hedged Equity Laddered Overlay ETF
FUND COMMENTARY
FOR THE PERIOD September 28, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(1.44)%
Market Price **	(1.44)%
S&P 500 Index	(2.36)%
ICE BofA 3-Month US Treasury Bill Index	0.49%
Net Assets as of 10/31/2023	$61,593,815
Fund Ticker	HELO
INVESTMENT OBJECTIVE***
The JPMorgan Hedged Equity Laddered Overlay ETF (the “Fund”) seeks to provide capital appreciation.
INVESTMENT APPROACH
The Fund invests in a portfolio of U.S. large capitalization stocks, while employing a laddered options strategy that seeks to reduce downside risk in falling markets. The Fund’s adviser constructs the underlying equity portfolio through a proprietary process that seeks to identify overvalued and undervalued stocks, while maintaining characteristics similar to the S&P 500 Index (the “Benchmark”) and seeks to provide a majority of the Benchmark's returns with less volatility and less downside risk.
HOW DID THE FUND PERFORM?
For the period from inception on September 28, 2023 to October 31, 2023, the Fund outperformed the Benchmark and captured 61% of the Benchmark’s negative return with 59% of its volatility.
Relative to the Benchmark, the Fund’s security selection in the financials and energy sectors was a leading contributor to performance, while the Fund’s security selection in the technology and telecommunications sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in RTX Corp. (formerly Raytheon Technologies) and Diamondback Energy Inc. and its
underweight position in Caterpillar Inc. Shares of RTX, an aerospace and defense manufacturer, rose amid investor expectations the company would benefit from U.S. miliary aid to Ukraine and Israel. Shares of Diamondback Energy, an independent petroleum and natural gas producer, rose on investor expectations that the company could become an acquisition target amid consolidation in the energy sector. Shares of Caterpillar, a construction vehicles and equipment manufacturer not held in the Fund, fell amid investor concerns about future revenue growth.
Leading individual detractors from relative performance included the Fund’s overweight positions in NXP Semiconductors NV, Texas Instruments Inc. and Analog Devices Inc. Shares of NXP Semiconductors, a Dutch computer chip manufacturer, fell amid investor uncertainty about global demand for semiconductors. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported weaker-than-expected revenue for the third quarter of 2023 and issued a weaker-than-expected forecast for the fourth quarter of 2023. Shares of Analog Devices, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the technology and media sectors and its smallest allocations were to the telecommunications sector and real estate investment trusts.

12	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.28 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $49.28.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.6%
2.	Apple, Inc.	7.1
3.	Amazon.com, Inc.	3.9
4.	NVIDIA Corp.	3.1
5.	Meta Platforms, Inc., Class A	2.2
6.	Alphabet, Inc., Class A	2.1
7.	UnitedHealth Group, Inc.	1.8
8.	Exxon Mobil Corp.	1.6
9.	Mastercard, Inc., Class A	1.6
10.	Alphabet, Inc., Class C	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.1%
Health Care	13.0
Financials	12.8
Consumer Discretionary	11.3
Industrials	8.5
Communication Services	7.9
Consumer Staples	6.2
Energy	4.5
Utilities	2.5
Materials	2.3
Real Estate	2.2
Put Options Purchased	1.0
Short-Term Investments	0.7

October 31, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Hedged Equity Laddered Overlay ETF
FUND COMMENTARY
FOR THE PERIOD September 28, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited) (continued)
TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Hedged Equity Laddered Overlay ETF
Net Asset Value	September 28, 2023	(1.44)%
Market Price		(1.44)
LIFE OF FUND PERFORMANCE (9/28/23 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 28, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Hedged Equity Laddered Overlay ETF, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from September 28, 2023 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan International Growth ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	10.03%
Market Price **, ***	10.01%
MSCI ACWI ex USA Growth Index (net total return)	9.19%
Net Assets as of 10/31/2023	$82,105,027
Fund Ticker	JIG
INVESTMENT OBJECTIVE***
The JPMorgan International Growth ETF (the “Fund”) seeks long-term capital appreciation.
INVESTMENT APPROACH
The Fund employs a fundamental bottom-up approach that seeks to identify companies with strong growth and quality characteristics at attractive valuations. The Fund invests primarily in equity securities of foreign companies.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2023, the Fund outperformed the MSCI ACWI ex-USA Growth Index (the “Benchmark”).
The Fund’s security selection in the financials and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in Taiwan Semiconductor Manufacturing Co. and its out-of-Benchmark positions in NU Holdings Ltd. and Cadence Design Systems Inc. Shares of Taiwan Semiconductor Manufacturing rose amid better-than-expected earnings for the third quarter of 2023 and an upbeat earnings forecast for the fourth quarter of 2023. Shares of NU Holdings, a Brazilian digital financial services provider, rose after the company reported growth in earnings and revenue for the second quarter of 2023. Shares of Cadence Design Systems, an applications software developer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023.
Leading individual detractors from relative performance included the Fund’s underweight position in Meituan, and its overweight positions in Cie. Financiere Richemont SA and Canadian National Railway Co. Shares of Meituan, a Chinese food-delivery and e-commerce retailer, fell after the company reported a weaker-than-expected earnings forecast for 2023 and amid investor concerns about the impact of slower economic growth in China. Shares of Financiere Richemont, a Swiss brand-name luxury goods maker, fell amid a decline in consumer spending across Europe. Shares of Canadian National Railway, a freight rail operator, underperformed amid a retreat in commodities prices during the period and investor expectations for lower 2023 earnings among large freight railroads.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the industrials and information technology sectors and the smallest allocations were to the utilities and energy sectors. The Fund had no holdings in the real estate sector.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	15

JPMorgan International Growth ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $52.13 as of October 31, 2023.
***
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $52.11.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.1%
2.	Tencent Holdings Ltd. (China)	3.8
3.	Nestle SA (Registered)	3.7
4.	ASML Holding NV (Netherlands)	3.3
5.	Novo Nordisk A/S, Class B (Denmark)	2.9
6.	Air Liquide SA (France)	2.5
7.	Safran SA (France)	2.5
8.	Keyence Corp. (Japan)	2.2
9.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.2
10.	AstraZeneca plc (United Kingdom)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	14.7%
United Kingdom	11.4
France	11.1
United States	9.6
China	8.0
Canada	5.5
Netherlands	5.5
Taiwan	5.1
Germany	3.7
Sweden	3.3
Denmark	3.3
Spain	2.5
Indonesia	2.5
Australia	2.1
India	1.9
Brazil	1.6
Singapore	1.6
Switzerland	1.4
Mexico	1.2
Hong Kong	1.0
Others (each less than 1.0%)	1.7
Short-Term Investments	1.3

16	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan International Growth ETF
Net Asset Value	May 20, 2020	10.03%	0.84%
Market Price		10.01	0.83
LIFE OF FUND PERFORMANCE (5/20/20 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on May 20, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Growth ETF and the MSCI ACWI ex USA Growth Index (net total return) from May 20, 2020 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI ex USA Growth Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The MSCI ACWI ex USA Growth Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of growth-oriented large- and mid-cap stocks in developed and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	17

JPMorgan International Value ETF
FUND COMMENTARY
FOR THE PERIOD September 13, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.15)%
Market Price **	(3.71)%
MSCI ACWI ex USA Index (net total return)	(6.23)%
MSCI ACWI ex USA Value Index (net total return)	(5.53)%
Net Assets as of 10/31/2023	$11,502,565
Fund Ticker	JIVE
INVESTMENT OBJECTIVE***
The JPMorgan International Value ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund primarily invests in stocks of foreign developed and emerging market countries across all market capitalizations. The Fund’s adviser employs a global network of research analysts and seeks companies with what it believes are attractive valuations.
HOW DID THE FUND PERFORM?
For the period from inception on September 13, 2023 to October 31, 2023, the Fund had a negative absolute return and outperformed the MSCI ACWI ex USA Value Index (the “Index”).
The Fund’s security selection in the banks and energy sectors was a leading contributor to performance relative to the Index, while the Fund’s security selection in the automobiles & components sector and the financial services sector were leading detractors from relative performance.
By region, the Fund’s security selection in Europe, excluding the U.K., and in emerging markets was a leading contributor to performance relative to the Index, while the Fund’s underweight allocation to the U.K. was the sole detractor from relative performance.
Leading individual contributors to relative performance included its overweight positions in Novartis AG, Stanmore Resources Ltd. and CSPC Pharmaceutical Group Ltd. Shares of
Novartis, a Swiss pharmaceuticals producer, rose amid consecutive quarters of better-than-expected earnings and ahead of its planned spinoff of its Sandoz unit. Shares of Stanmore Resources, an Australian coal producer, rose amid investor expectations that the company could be acquired amid consolidation in the global mining industry. Shares of CSPC Pharmaceutical Group, a Chinese drug manufacturer, rose after regulators approved the company’s COVID vaccine in China.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sandoz, Doosan Bobcat Inc. and CI Financial Corp. Shares of Sandoz Group AG, a Swiss manufacturer of generic and biosimilar pharmaceuticals, fell following its early October debut on the Swiss stock exchange. Shares of Doosan Bobcat, a South Korean manufacturer of construction vehicles, fell after the company issued a product safety recall for a seated lawn mower. Shares of CI Financial, a Canadian financial assets manager, fell after reporting monthly declines in total asset under management.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the banks and energy sectors and it had no allocations to the consumer staples, distribution & retail and the household products & personal products sectors. By region, the Fund’s largest allocations were to Europe, excluding the U.K., and emerging markets and its smallest allocations were to the Pacific, excluding Japan, and North America.

18	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.01 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the The NASDAQ Stock Market LLC. As of October 31, 2023, the closing price was $46.22.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	2.1%
2.	Novartis AG (Registered) (Switzerland)	1.9
3.	Alibaba Group Holding Ltd. (China)	1.7
4.	Samsung Electronics Co. Ltd. (South Korea)	1.6
5.	TotalEnergies SE (France)	1.6
6.	HSBC Holdings plc (United Kingdom)	1.5
7.	BHP Group Ltd. (Australia)	1.5
8.	BP plc (United Kingdom)	1.2
9.	Allianz SE (Registered) (Germany)	1.1
10.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	17.8%
China	9.3
South Korea	6.3
France	5.7
Canada	5.5
Germany	5.4
United Kingdom	5.3
Australia	5.2
Italy	4.8
Netherlands	3.7
Switzerland	3.1
Taiwan	3.1
United States	3.1
Spain	2.5
South Africa	2.3
Brazil	2.2
Sweden	1.4
Austria	1.3
Denmark	1.3
Finland	1.2
Norway	1.2
Others (each less than 1.0%)	5.4
Short-Term Investments	2.9

October 31, 2023	J.P. Morgan Exchange-Traded Funds	19

JPMorgan International Value ETF
FUND COMMENTARY
FOR THE PERIOD September 13, 2023 (FUND INCEPTION) THROUGH October 31, 2023 (Unaudited) (continued)
TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan International Value ETF
Net Asset Value	September 13, 2023	(4.15)%
Market Price		(3.71)
LIFE OF FUND PERFORMANCE (9/13/23 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 13, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Value ETF, the MSCI ACWI ex USA Index (net total return) and the MSCI ACWI ex USA Value Index (net total return) from September 13, 2023 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI ex USA Index (net total return) and the MSCI ACWI ex USA Value Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The MSCI ACWI ex USA Value Index (net total return) captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Active China ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.9%
Automobile Components — 1.7%
Fuyao Glass Industry Group Co. Ltd., Class A	35,400	179,524
Banks — 9.0%
China Construction Bank Corp., Class H	646,000	365,351
China Merchants Bank Co. Ltd., Class H	108,500	411,572
Postal Savings Bank of China Co. Ltd., Class H (a)	373,000	170,248
		947,171
Beverages — 6.2%
Kweichow Moutai Co. Ltd., Class A	2,000	459,083
Wuliangye Yibin Co. Ltd., Class A	9,000	191,213
		650,296
Broadline Retail — 6.8%
Alibaba Group Holding Ltd. *	51,000	525,049
JD.com, Inc., Class A	15,100	191,969
		717,018
Chemicals — 2.7%
Skshu Paint Co. Ltd., Class A *	9,940	80,642
Wanhua Chemical Group Co. Ltd., Class A	16,800	203,111
		283,753
Consumer Staples Distribution & Retail — 1.3%
Yifeng Pharmacy Chain Co. Ltd., Class A	30,800	137,513
Electrical Equipment — 1.0%
Hongfa Technology Co. Ltd., Class A	28,100	111,134
Electronic Equipment, Instruments & Components — 5.5%
BOE Technology Group Co. Ltd., Class A	414,400	221,379
Foxconn Industrial Internet Co. Ltd., Class A	63,431	127,380
Sunny Optical Technology Group Co. Ltd.	16,600	139,074
Xiamen Faratronic Co. Ltd., Class A	6,700	91,122
		578,955
Entertainment — 3.1%
NetEase, Inc.	15,300	327,444
Food Products — 3.9%
Angel Yeast Co. Ltd., Class A	24,700	117,707
Anjoy Foods Group Co. Ltd., Class A	5,800	102,101
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	52,800	197,282
		417,090
Gas Utilities — 1.3%
ENN Energy Holdings Ltd.	18,200	137,868
Health Care Equipment & Supplies — 2.3%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	6,200	241,524
INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — 1.3%
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	16,000	134,955
Hotels, Restaurants & Leisure — 4.8%
H World Group Ltd., ADR *	3,175	119,570
Meituan * (a)	27,700	392,648
		512,218
Household Durables — 4.7%
Haier Smart Home Co. Ltd., Class H	94,600	269,830
Jason Furniture Hangzhou Co. Ltd., Class A	24,400	123,104
Oppein Home Group, Inc., Class A	8,600	101,994
		494,928
Independent Power and Renewable Electricity Producers — 2.5%
China Yangtze Power Co. Ltd., Class A	85,100	261,656
Insurance — 5.2%
China Pacific Insurance Group Co. Ltd., Class H	93,600	230,571
Ping An Insurance Group Co. of China Ltd., Class H	62,000	314,494
		545,065
Interactive Media & Services — 10.9%
Kanzhun Ltd., ADR *	9,169	135,701
Tencent Holdings Ltd.	27,400	1,014,040
		1,149,741
Life Sciences Tools & Services — 1.8%
Wuxi Biologics Cayman, Inc. * (a)	30,500	189,641
Machinery — 2.2%
Jiangsu Hengli Hydraulic Co. Ltd., Class A	16,000	122,728
Zhuzhou CRRC Times Electric Co. Ltd., Class A	4,200	22,159
Zhuzhou CRRC Times Electric Co. Ltd., Class H	27,300	88,107
		232,994
Media — 1.7%
Focus Media Information Technology Co. Ltd., Class A	195,800	184,471
Metals & Mining — 1.1%
Baoshan Iron & Steel Co. Ltd., Class A	137,300	117,062
Oil, Gas & Consumable Fuels — 3.2%
China Petroleum & Chemical Corp., Class H	338,000	172,866
PetroChina Co. Ltd., Class H	252,000	164,484
		337,350
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	21

JPMorgan Active China ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Pharmaceuticals — 2.6%
Asymchem Laboratories Tianjin Co. Ltd., Class A	7,800	160,429
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	18,600	109,284
		269,713
Real Estate Management & Development — 1.8%
KE Holdings, Inc., ADR	12,946	190,436
Semiconductors & Semiconductor Equipment — 5.1%
Flat Glass Group Co. Ltd., Class H *	66,000	118,528
Hangzhou First Applied Material Co. Ltd., Class A	29,820	103,844
LONGi Green Energy Technology Co. Ltd., Class A	32,400	106,588
Montage Technology Co. Ltd., Class A	27,513	206,719
		535,679
Software — 3.0%
Hundsun Technologies, Inc., Class A	40,800	173,163
Kingdee International Software Group Co. Ltd. *	112,000	148,609
		321,772
Technology Hardware, Storage & Peripherals — 1.7%
Lenovo Group Ltd.	156,000	181,542
Textiles, Apparel & Luxury Goods — 1.5%
Shenzhou International Group Holdings Ltd.	16,200	159,124
Total Common Stocks (Cost $12,644,831)		10,547,637
Short-Term Investments — 0.1%
Investment Companies — 0.1%
JPMorgan Prime Money Market Fund Class IM, 5.49% (b) (c)(Cost $10,003)	10,000	10,004
Total Investments — 100.0% (Cost $12,654,834)		10,557,641
Other Assets Less Liabilities — 0.0%		1,328
NET ASSETS — 100.0%		10,558,969

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.3%
Australia — 0.1%
Rio Tinto plc	9,007	574,651
Brazil — 6.0%
Ambev SA	704,282	1,793,619
Arcos Dorados Holdings, Inc., Class A	79,671	718,632
Atacadao SA	514,374	916,166
B3 SA - Brasil Bolsa Balcao	1,516,823	3,354,505
Banco Bradesco SA (Preference)	479,840	1,334,330
Banco BTG Pactual SA	96,771	570,444
Banco do Brasil SA	474,583	4,553,098
BB Seguridade Participacoes SA	182,906	1,113,018
Centrais Eletricas Brasileiras SA (Preference)	89,450	681,287
Cia Energetica de Minas Gerais (Preference)	265,344	616,290
Gerdau SA (Preference)	119,082	516,788
Itau Unibanco Holding SA (Preference)	846,859	4,504,935
Itausa SA *	10,918	18,580
Itausa SA (Preference)	694,548	1,191,618
Localiza Rent a Car SA	224,024	2,265,678
Lojas Renner SA	719,354	1,757,811
MercadoLibre, Inc. *	4,526	5,615,589
Natura & Co. Holding SA *	108,881	275,995
NU Holdings Ltd., Class A *	85,577	701,731
Petroleo Brasileiro SA, ADR	535,130	8,026,950
Porto Seguro SA *	132,462	658,665
Raia Drogasil SA	428,928	2,195,791
Rumo SA	118,381	523,372
SLC Agricola SA	50,361	366,589
Telefonica Brasil SA	61,329	549,337
TIM SA	782,012	2,356,079
TOTVS SA	49,469	248,437
Transmissora Alianca de Energia Eletrica S/A	107,676	723,571
Vale SA, ADR	199,142	2,730,237
Vibra Energia SA *	102,225	401,864
WEG SA	436,220	2,849,154
		54,130,160
Canada — 0.0% ^
B2Gold Corp.	114,243	365,775
Chile — 0.4%
Banco de Chile	3,237,160	332,578
Banco Santander Chile	68,971,633	3,007,009
Cencosud SA	234,097	379,263
		3,718,850
China — 28.9%
3SBio, Inc. (a)	330,962	294,438
INVESTMENTS	SHARES	VALUE($)

China — continued
Aier Eye Hospital Group Co. Ltd., Class A	349,833	871,732
Airtac International Group	30,562	1,004,805
Alibaba Group Holding Ltd. *	1,889,486	19,452,408
Angel Yeast Co. Ltd., Class A	205,109	977,442
Anhui Heli Co. Ltd., Class A	115,100	261,992
Anjoy Foods Group Co. Ltd., Class A	79,100	1,392,439
Anker Innovations Technology Co. Ltd., Class A	33,100	422,562
Asymchem Laboratories Tianjin Co. Ltd., Class H (a)	43,100	560,486
Baidu, Inc., Class A *	157,750	2,071,070
Bank of China Ltd., Class H	621,000	216,937
Bank of Jiangsu Co. Ltd., Class A	500,400	470,514
Bank of Ningbo Co. Ltd., Class A	196,900	670,190
Baoshan Iron & Steel Co. Ltd., Class A	2,356,200	2,008,888
Beijing Kingsoft Office Software, Inc., Class A	31,306	1,227,273
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	177,800	603,273
BOE Technology Group Co. Ltd., Class A	1,287,800	687,964
Budweiser Brewing Co. APAC Ltd. (a)	1,089,128	2,069,721
BYD Electronic International Co. Ltd.	110,500	461,284
Chacha Food Co. Ltd., Class A	141,800	715,210
China CITIC Bank Corp. Ltd., Class H	823,000	367,147
China Construction Bank Corp., Class H	9,476,000	5,359,228
China Life Insurance Co. Ltd., Class H	214,000	289,841
China Merchants Bank Co. Ltd., Class H	1,992,500	7,558,140
China Overseas Land & Investment Ltd.	1,055,500	1,991,844
China Pacific Insurance Group Co. Ltd., Class H	1,211,400	2,984,127
China Petroleum & Chemical Corp., Class H	3,670,000	1,876,977
China Resources Gas Group Ltd.	628,500	1,857,925
China Resources Land Ltd.	516,000	1,931,444
China Resources Mixc Lifestyle Services Ltd. (a)	248,482	969,432
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	122,700	720,919
China State Construction Engineering Corp. Ltd., Class A	597,622	421,555
China United Network Communications Ltd., Class A	499,200	303,223
China Yangtze Power Co. Ltd., Class A	840,000	2,582,743
Chongqing Brewery Co. Ltd., Class A	182,600	1,952,676
CITIC Securities Co. Ltd., Class H	644,000	1,253,132
CMOC Group Ltd., Class H	624,000	372,161
Contemporary Amperex Technology Co. Ltd., Class A	46,400	1,174,280
CRRC Corp. Ltd., Class H	1,380,000	574,941
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	23

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
DaShenLin Pharmaceutical Group Co. Ltd., Class A	110,112	357,224
Dongfang Electric Corp. Ltd., Class H	199,200	191,114
ENN Energy Holdings Ltd.	69,000	522,685
Flat Glass Group Co. Ltd., Class H *	266,000	477,704
Focus Media Information Technology Co. Ltd., Class A	1,962,900	1,849,326
Foshan Haitian Flavouring & Food Co. Ltd., Class A	126,830	650,572
Foxconn Industrial Internet Co. Ltd., Class A	861,100	1,729,230
Fuyao Glass Industry Group Co. Ltd., Class H (a)	954,000	4,349,374
GF Securities Co. Ltd., Class H	348,000	453,083
Gree Electric Appliances, Inc. of Zhuhai, Class A	115,700	534,850
Guangdong Investment Ltd.	1,030,000	702,854
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	65,900	555,847
H World Group Ltd. *	931,386	3,501,018
Haier Smart Home Co. Ltd., Class H	2,624,200	7,485,082
Hangzhou First Applied Material Co. Ltd., Class A	97,360	339,042
Hefei Meiya Optoelectronic Technology, Inc., Class A	383,621	1,014,490
Hongfa Technology Co. Ltd., Class A	216,800	857,434
Huayu Automotive Systems Co. Ltd., Class A	570,046	1,362,592
Hundsun Technologies, Inc., Class A	214,500	910,376
Imeik Technology Development Co. Ltd., Class A	11,500	516,755
Industrial & Commercial Bank of China Ltd., Class H	517,000	247,769
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,660,413	6,203,970
JA Solar Technology Co. Ltd., Class A	142,400	434,781
Jason Furniture Hangzhou Co. Ltd., Class A	110,636	558,184
JD Health International, Inc. * (a)	270,820	1,230,140
JD.com, Inc., Class A	467,102	5,938,344
Jiangsu Hengli Hydraulic Co. Ltd., Class A	330,200	2,532,801
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	72,900	334,117
Jiangxi Copper Co. Ltd., Class H	132,000	186,642
Joyoung Co. Ltd., Class A	314,400	571,884
Kanzhun Ltd., ADR *	103,125	1,526,250
KE Holdings, Inc., Class A	129,768	639,350
Kingdee International Software Group Co. Ltd. *	1,040,000	1,379,943
Kunlun Energy Co. Ltd.	654,000	544,850
INVESTMENTS	SHARES	VALUE($)

China — continued
Kweichow Moutai Co. Ltd., Class A	31,300	7,184,654
Lenovo Group Ltd.	206,000	239,729
Lens Technology Co. Ltd., Class A	233,800	416,285
LONGi Green Energy Technology Co. Ltd., Class A	283,696	933,287
Luzhou Laojiao Co. Ltd., Class A	47,300	1,380,790
Meituan * (a)	604,128	8,563,523
Midea Group Co. Ltd., Class A	632,412	4,559,752
Minth Group Ltd.	114,000	254,474
Montage Technology Co. Ltd., Class A	78,311	588,391
NARI Technology Co. Ltd., Class A	560,448	1,724,671
NetEase, Inc.	588,548	12,595,840
Ningbo Tuopu Group Co. Ltd., Class A	53,200	468,351
Offshore Oil Engineering Co. Ltd., Class A	357,900	303,060
Oppein Home Group, Inc., Class A	56,784	673,446
PDD Holdings, Inc., ADR *	51,288	5,201,629
PetroChina Co. Ltd., Class H	1,144,000	746,707
PICC Property & Casualty Co. Ltd., Class H	1,546,000	1,765,463
Ping An Bank Co. Ltd., Class A	1,058,156	1,508,449
Ping An Insurance Group Co. of China Ltd., Class H	1,695,500	8,600,384
Poly Developments and Holdings Group Co. Ltd., Class A	444,300	666,437
Postal Savings Bank of China Co. Ltd., Class H (a)	851,000	388,421
Qingdao Haier Biomedical Co. Ltd., Class A	51,422	255,984
Sanquan Food Co. Ltd., Class A	136,800	272,588
Sany Heavy Industry Co. Ltd., Class A	194,100	382,511
Shanghai Baosight Software Co. Ltd., Class A	281,651	1,636,895
Shenzhen Inovance Technology Co. Ltd., Class A	69,300	570,938
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	57,700	2,247,734
Shenzhou International Group Holdings Ltd.	233,700	2,295,512
Sichuan Road and Bridge Group Co. Ltd., Class A	247,300	259,761
Sichuan Swellfun Co. Ltd., Class A	80,800	673,002
Silergy Corp.	300,414	2,685,052
Sinopharm Group Co. Ltd., Class H	160,000	382,605
Sinotrans Ltd., Class H	948,000	311,572
Skshu Paint Co. Ltd., Class A *	209,656	1,700,913
Sunny Optical Technology Group Co. Ltd.	51,888	434,714
Sunresin New Materials Co. Ltd., Class A	95,100	704,380
SUPCON Technology Co. Ltd., Class A	132,529	788,157
Tencent Holdings Ltd.	772,900	28,604,068
Tingyi Cayman Islands Holding Corp.	1,550,000	2,056,037
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Topsports International Holdings Ltd. (a)	1,560,652	1,312,418
Trip.com Group Ltd. *	59,518	2,028,470
Tsingtao Brewery Co. Ltd.	36,000	273,007
Vipshop Holdings Ltd., ADR *	26,237	374,140
Wanhua Chemical Group Co. Ltd., Class A	196,900	2,380,505
Warom Technology, Inc. Co., Class A	93,200	215,788
Wuliangye Yibin Co. Ltd., Class A	238,900	5,075,642
WuXi AppTec Co. Ltd., Class H (a)	35,800	430,192
Wuxi Biologics Cayman, Inc. * (a)	779,318	4,845,598
Xiamen Faratronic Co. Ltd., Class A	40,600	552,175
Xinyi Glass Holdings Ltd.	1,078,000	1,238,644
Xinyi Solar Holdings Ltd.	1,003,496	590,567
Yifeng Pharmacy Chain Co. Ltd., Class A	107,080	478,080
Yixintang Pharmaceutical Group Co. Ltd., Class A	109,700	317,809
Yum China Holdings, Inc.	91,830	4,826,585
Yutong Bus Co. Ltd., Class A	184,800	343,399
Zhejiang Dingli Machinery Co. Ltd., Class A	40,500	300,605
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	100,800	597,439
Zhejiang Supor Co. Ltd., Class A	192,173	1,313,360
Zhejiang Weixing New Building Materials Co. Ltd., Class A	111,100	249,587
Zhuhai Huafa Properties Co. Ltd., Class A	250,100	286,032
Zhuzhou CRRC Times Electric Co. Ltd., Class H	239,900	774,246
Zijin Mining Group Co. Ltd., Class H	968,000	1,497,411
ZTO Express Cayman, Inc.	81,306	1,904,396
		258,904,301
Colombia — 0.1%
Bancolombia SA (Preference)	31,097	199,456
Ecopetrol SA	600,661	353,596
		553,052
Czech Republic — 0.0% ^
Komercni Banka A/S	12,217	358,063
Ghana — 0.1%
Kosmos Energy Ltd. *	87,689	634,868
Greece — 0.5%
Alpha Services and Holdings SA *	252,102	377,380
Hellenic Telecommunications Organization SA	51,033	715,299
JUMBO SA	18,338	482,369
Motor Oil Hellas Corinth Refineries SA	13,345	317,708
Mytilineos SA	13,595	503,183
National Bank of Greece SA *	86,766	496,939
INVESTMENTS	SHARES	VALUE($)

Greece — continued
OPAP SA	50,776	860,058
Piraeus Financial Holdings SA *	120,310	356,616
		4,109,552
Hong Kong — 1.5%
AIA Group Ltd.	651,400	5,656,633
ASMPT Ltd.	42,700	361,650
Cathay Pacific Airways Ltd. *	360,000	361,905
Hang Seng Bank Ltd.	77,500	886,064
Hong Kong Exchanges & Clearing Ltd.	98,500	3,445,791
Prudential plc	15,111	158,006
Techtronic Industries Co. Ltd.	255,500	2,332,594
		13,202,643
Hungary — 0.4%
MOL Hungarian Oil & Gas plc	56,744	451,503
OTP Bank Nyrt.	59,329	2,208,227
Richter Gedeon Nyrt.	21,714	509,134
		3,168,864
India — 15.2%
Asian Paints Ltd.	15,130	545,001
Axis Bank Ltd.	375,489	4,430,700
Bajaj Auto Ltd.	15,114	964,135
Bank of Baroda	174,224	410,806
Bharat Electronics Ltd.	575,868	922,594
Biocon Ltd.	89,838	237,080
Birlasoft Ltd.	63,412	417,473
Britannia Industries Ltd.	61,129	3,251,777
Cholamandalam Investment and Finance Co. Ltd.	163,874	2,239,458
Coforge Ltd.	35,029	2,098,943
Colgate-Palmolive India Ltd.	78,154	1,984,272
Computer Age Management Services Ltd.	31,235	843,127
Cummins India Ltd.	39,285	791,294
Dr Lal PathLabs Ltd. (a)	8,090	235,017
Dr Reddy's Laboratories Ltd.	16,248	1,048,721
Eicher Motors Ltd.	34,003	1,345,772
HCL Technologies Ltd.	152,359	2,336,948
HDFC Asset Management Co. Ltd. (a)	20,710	680,266
HDFC Bank Ltd., ADR	175,476	9,923,168
HDFC Bank Ltd.	499,592	8,865,030
HDFC Life Insurance Co. Ltd. (a)	709,425	5,270,085
Hindustan Petroleum Corp. Ltd. *	102,765	305,736
Hindustan Unilever Ltd.	240,763	7,185,183
ICICI Bank Ltd.	779,456	8,575,421
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	25

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
India — continued
Info Edge India Ltd.	32,585	1,599,112
Infosys Ltd.	928,359	15,267,575
InterGlobe Aviation Ltd. * (a)	13,051	384,647
ITC Ltd.	460,525	2,370,571
Jindal Steel & Power Ltd.	45,214	344,267
Jubilant Foodworks Ltd.	81,952	493,113
Kajaria Ceramics Ltd.	29,731	450,417
Kotak Mahindra Bank Ltd.	353,996	7,400,226
Larsen & Toubro Ltd.	5,373	189,081
Mahindra & Mahindra Ltd.	214,493	3,759,050
Maruti Suzuki India Ltd.	24,851	3,103,311
Metropolis Healthcare Ltd. (a)	25,420	429,237
Multi Commodity Exchange of India Ltd.	21,278	595,696
NCC Ltd.	257,055	446,279
Oil & Natural Gas Corp. Ltd.	444,881	995,459
Petronet LNG Ltd.	718,524	1,722,274
Power Finance Corp. Ltd.	199,014	589,379
Power Grid Corp. of India Ltd.	661,839	1,607,433
Reliance Industries Ltd.	291,360	8,011,756
Shriram Finance Ltd.	107,944	2,435,774
State Bank of India	87,160	592,259
Tata Consultancy Services Ltd.	226,353	9,163,583
Triveni Turbine Ltd. *	63,429	273,657
Tube Investments of India Ltd.	49,805	1,884,205
UltraTech Cement Ltd.	32,657	3,305,021
United Spirits Ltd. *	168,237	2,086,348
WNS Holdings Ltd., ADR *	35,651	1,936,562
Zensar Technologies Ltd.	59,964	353,074
		136,697,373
Indonesia — 2.1%
Adaro Energy Indonesia Tbk. PT	1,465,600	236,473
Astra International Tbk. PT	1,069,400	389,026
Bank Central Asia Tbk. PT	10,573,900	5,825,380
Bank Mandiri Persero Tbk. PT	2,242,400	801,102
Bank Negara Indonesia Persero Tbk. PT	1,659,800	500,905
Bank Rakyat Indonesia Persero Tbk. PT	21,703,570	6,786,357
GoTo Gojek Tokopedia Tbk. PT *	68,217,200	258,083
Indah Kiat Pulp & Paper Tbk. PT	263,800	159,441
Indofood CBP Sukses Makmur Tbk. PT	376,400	245,247
Sumber Alfaria Trijaya Tbk. PT	1,501,200	273,117
Telkom Indonesia Persero Tbk. PT	12,482,500	2,736,361
Unilever Indonesia Tbk. PT	862,400	196,531
United Tractors Tbk. PT	179,700	284,377
		18,692,400
INVESTMENTS	SHARES	VALUE($)

Kuwait — 0.1%
National Bank of Kuwait SAKP	291,504	826,343
Macau — 0.1%
Sands China Ltd. *	309,512	833,222
Malaysia — 0.4%
CIMB Group Holdings Bhd.	364,000	436,107
Hong Leong Bank Bhd.	76,700	312,307
IHH Healthcare Bhd.	180,400	227,087
Kuala Lumpur Kepong Bhd.	39,700	183,261
Malayan Banking Bhd.	233,000	441,199
Petronas Chemicals Group Bhd.	207,100	319,350
Press Metal Aluminium Holdings Bhd.	232,100	239,916
Public Bank Bhd.	1,614,800	1,410,369
Tenaga Nasional Bhd.	206,800	429,703
		3,999,299
Mexico — 3.5%
America Movil SAB de CV	811,485	671,099
Arca Continental SAB de CV	95,198	854,242
Bolsa Mexicana de Valores SAB de CV	409,699	637,875
Cemex SAB de CV *	603,263	361,041
Coca-Cola Femsa SAB de CV	41,566	315,993
Corp. Inmobiliaria Vesta SAB de CV	235,562	738,736
Fomento Economico Mexicano SAB de CV	164,363	1,858,326
Gentera SAB de CV	587,114	621,991
Grupo Aeroportuario del Centro Norte SAB de CV	36,647	280,935
Grupo Aeroportuario del Pacifico SAB de CV, Class B	235,731	2,752,178
Grupo Aeroportuario del Sureste SAB de CV, Class B	72,546	1,569,302
Grupo Financiero Banorte SAB de CV, Class O	916,091	7,421,104
Kimberly-Clark de Mexico SAB de CV, Class A	1,338,036	2,452,089
Qualitas Controladora SAB de CV	51,364	424,581
Regional SAB de CV	116,552	883,336
Southern Copper Corp.	14,782	1,048,044
Wal-Mart de Mexico SAB de CV	2,300,295	8,242,224
		31,133,096
Panama — 0.1%
Copa Holdings SA, Class A	5,609	457,975
Peru — 0.4%
Credicorp Ltd.	28,278	3,533,619
Philippines — 0.2%
Ayala Corp.	19,170	204,961
Ayala Land, Inc.	545,400	268,365
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Philippines — continued
Bank of the Philippine Islands	134,555	238,329
BDO Unibank, Inc.	156,440	352,142
International Container Terminal Services, Inc.	59,890	212,192
SM Investments Corp.	16,960	239,701
SM Prime Holdings, Inc.	467,600	247,233
		1,762,923
Poland — 0.6%
Bank Polska Kasa Opieki SA	31,492	956,954
Dino Polska SA * (a)	10,882	1,031,127
KRUK SA	3,827	423,360
Powszechny Zaklad Ubezpieczen SA	294,023	3,327,129
		5,738,570
Portugal — 0.2%
Jeronimo Martins SGPS SA	91,284	2,104,541
Qatar — 0.5%
Industries Qatar QSC	479,300	1,610,135
Ooredoo QPSC	181,124	491,985
Qatar Gas Transport Co. Ltd.	615,464	595,011
Qatar National Bank QPSC	402,984	1,648,017
		4,345,148
Russia — 0.0% ^
Gazprom PJSC, ADR ‡ *	12,780	1,426
Gazprom PJSC ‡ *	1,135,066	58,080
Magnitogorsk Iron & Steel Works PJSC, GDR ‡ *	12,378	1,869
MMC Norilsk Nickel PJSC, ADR ‡ *	2,018	969
MMC Norilsk Nickel PJSC ‡ *	2,036	8,755
Moscow Exchange MICEX-RTS PJSC ‡	571,670	13,582
Rosneft Oil Co. PJSC ‡	141,777	9,388
Sberbank of Russia PJSC ‡	629,236	17,654
Severstal PAO, GDR ‡ * (a)	98,048	31,375
VTB Bank PJSC ‡ *	168,450,798	793
X5 Retail Group NV, GDR ‡ * (a)	13,771	3,324
		147,215
Saudi Arabia — 3.0%
Al Rajhi Bank	192,618	3,447,971
Aldrees Petroleum and Transport Services Co.	14,618	458,819
Alinma Bank	157,360	1,381,091
Almarai Co. JSC	16,875	251,443
Arabian Centres Co. Ltd.	64,309	343,863
Arabian Contracting Services Co.	14,051	755,809
Arabian Drilling Co. *	15,023	702,376
INVESTMENTS	SHARES	VALUE($)

Saudi Arabia — continued
Elm Co.	4,952	925,563
Etihad Etisalat Co.	50,965	626,262
Jarir Marketing Co.	77,790	300,245
Leejam Sports Co. JSC	15,867	649,635
Mouwasat Medical Services Co.	49,926	1,330,792
Nahdi Medical Co.	9,126	345,056
Riyad Bank	116,978	827,851
Riyadh Cables Group Co.	43,959	859,172
Sahara International Petrochemical Co.	58,647	505,151
Saudi Airlines Catering Co.	18,364	511,036
Saudi Arabian Oil Co. (a)	286,751	2,547,599
Saudi Awwal Bank	78,658	702,346
Saudi Basic Industries Corp.	79,188	1,627,254
Saudi National Bank (The)	477,964	4,276,894
Saudi Telecom Co.	148,899	1,525,339
Saudia Dairy & Foodstuff Co.	9,140	730,888
Theeb Rent A Car Co.	15,959	259,765
United International Transportation Co.	52,923	949,365
		26,841,585
South Africa — 3.8%
Absa Group Ltd.	56,210	512,896
Anglo American plc	60,726	1,547,275
AVI Ltd.	279,426	1,044,776
Bid Corp. Ltd.	198,304	4,206,971
Bidvest Group Ltd. (The)	157,528	2,229,777
Capitec Bank Holdings Ltd.	48,129	4,276,486
Clicks Group Ltd.	163,375	2,407,475
FirstRand Ltd.	1,784,256	5,882,152
Gold Fields Ltd.	38,237	504,420
MTN Group Ltd.	123,577	603,248
Naspers Ltd., Class N *	14,607	2,280,165
Sanlam Ltd.	611,517	2,144,862
Shoprite Holdings Ltd.	82,977	1,063,308
Sibanye Stillwater Ltd.	137,117	174,900
Standard Bank Group Ltd.	264,115	2,591,763
Truworths International Ltd.	71,946	291,451
Vodacom Group Ltd.	347,938	1,894,127
		33,656,052
South Korea — 12.4%
AfreecaTV Co. Ltd.	10,696	532,592
BGF retail Co. Ltd.	12,777	1,306,597
CJ CheilJedang Corp.	3,887	814,314
Coupang, Inc. *	30,855	524,535
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	27

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Korea — continued
Coway Co. Ltd.	14,706	470,604
DB Insurance Co. Ltd.	5,600	364,330
Eugene Technology Co. Ltd.	27,952	792,780
HAESUNG DS Co. Ltd.	7,100	233,617
Hana Financial Group, Inc.	85,453	2,484,698
Hankook Tire & Technology Co. Ltd.	48,131	1,365,550
Hansol Chemical Co. Ltd.	2,886	322,064
HK inno N Corp.	16,246	521,237
HL Mando Co. Ltd.	6,679	162,655
Hotel Shilla Co. Ltd.	10,222	472,980
HSD Engine Co. Ltd. *	51,335	291,984
Hugel, Inc. *	13,623	1,437,259
Hyundai Glovis Co. Ltd.	7,005	889,011
Hyundai Marine & Fire Insurance Co. Ltd.	30,307	706,971
Hyundai Mobis Co. Ltd.	19,256	2,982,076
Hyundai Motor Co.	16,438	2,070,928
Industrial Bank of Korea	86,102	712,578
KakaoBank Corp.	12,999	175,919
KB Financial Group, Inc.	159,995	6,098,732
Kia Corp.	78,363	4,476,992
KIWOOM Securities Co. Ltd.	13,799	825,030
Korea Investment Holdings Co. Ltd.	18,480	690,849
Korean Air Lines Co. Ltd.	37,131	564,955
Kumho Petrochemical Co. Ltd.	4,980	468,053
LG Chem Ltd.	15,678	5,138,342
LG Energy Solution Ltd. *	4,384	1,256,756
LG H&H Co. Ltd.	5,251	1,231,067
Lotte Chemical Corp.	2,180	236,741
NAVER Corp.	26,911	3,762,243
NCSoft Corp.	12,422	2,146,110
Nexon Games Co. Ltd. *	18,568	207,190
Orion Corp.	4,466	395,264
Pan Ocean Co. Ltd.	107,737	343,962
POSCO Holdings, Inc.	3,020	924,498
Samsung Biologics Co. Ltd. * (a)	4,011	2,108,610
Samsung C&T Corp.	19,732	1,560,125
Samsung Electro-Mechanics Co. Ltd.	17,957	1,660,325
Samsung Electronics Co. Ltd.	629,648	31,340,652
Samsung Engineering Co. Ltd. *	23,145	407,922
Samsung Fire & Marine Insurance Co. Ltd.	6,857	1,311,213
Samsung Life Insurance Co. Ltd.	11,792	631,336
Samsung SDS Co. Ltd.	3,149	322,788
Samsung Securities Co. Ltd.	7,240	189,662
Shinhan Financial Group Co. Ltd.	108,557	2,790,373
INVESTMENTS	SHARES	VALUE($)

South Korea — continued
SK Hynix, Inc.	130,133	11,301,026
SK IE Technology Co. Ltd. * (a)	3,911	172,455
SK Innovation Co. Ltd. *	11,285	1,028,115
SK Telecom Co. Ltd.	64,403	2,348,580
SK, Inc.	13,291	1,401,283
SKC Co. Ltd.	16,422	960,386
SM Entertainment Co. Ltd.	6,457	484,240
S-Oil Corp.	34,882	1,721,517
ST Pharm Co. Ltd.	5,469	275,999
YG Entertainment, Inc.	8,638	352,570
Yuhan Corp.	7,945	338,681
		111,109,921
Spain — 0.0% ^
Banco Bilbao Vizcaya Argentaria SA	45,508	358,022
Switzerland — 0.0% ^
Wizz Air Holdings plc * (a)	10,035	189,170
Taiwan — 15.0%
Accton Technology Corp.	301,000	4,663,776
Advantech Co. Ltd.	438,629	4,504,606
ASE Technology Holding Co. Ltd.	750,000	2,625,736
Asia Vital Components Co. Ltd.	64,000	565,518
ASMedia Technology, Inc.	19,000	777,602
ASPEED Technology, Inc.	13,500	1,078,889
AUO Corp.	865,000	418,699
Cathay Financial Holding Co. Ltd.	1,157,000	1,570,107
Chailease Holding Co. Ltd.	492,974	2,674,162
China Airlines Ltd.	441,000	264,360
China Steel Corp.	2,632,000	1,963,614
Chroma ATE, Inc.	83,000	560,881
Chunghwa Telecom Co. Ltd.	312,000	1,115,881
CTBC Financial Holding Co. Ltd.	3,138,000	2,363,238
Delta Electronics, Inc.	620,000	5,587,373
E.Sun Financial Holding Co. Ltd.	3,379,013	2,489,790
Eclat Textile Co. Ltd.	153,000	2,435,185
eMemory Technology, Inc.	29,000	1,816,892
Faraday Technology Corp.	147,000	1,385,935
Feng TAY Enterprise Co. Ltd.	77,520	428,052
Fubon Financial Holding Co. Ltd.	1,641,930	3,053,324
Global Unichip Corp.	46,000	2,055,879
Hon Hai Precision Industry Co. Ltd.	1,243,000	3,710,000
Jentech Precision Industrial Co. Ltd.	20,000	356,660
Largan Precision Co. Ltd.	39,000	2,497,827
Lite-On Technology Corp.	260,000	809,513
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Taiwan — continued
Makalot Industrial Co. Ltd.	70,000	783,471
MediaTek, Inc.	121,000	3,158,023
Mega Financial Holding Co. Ltd.	1,444,824	1,639,491
Micro-Star International Co. Ltd.	173,000	885,644
Nan Ya Plastics Corp.	584,000	1,117,380
Nien Made Enterprise Co. Ltd.	83,000	734,330
Novatek Microelectronics Corp.	389,000	5,478,316
Nuvoton Technology Corp.	87,000	343,290
President Chain Store Corp.	402,000	3,197,649
Primax Electronics Ltd.	168,000	358,803
Quanta Computer, Inc.	515,000	3,040,718
Realtek Semiconductor Corp.	456,000	5,683,070
Taiwan Cement Corp.	531,961	530,055
Taiwan Semiconductor Manufacturing Co. Ltd.	2,915,000	47,609,293
Unimicron Technology Corp.	286,000	1,275,536
United Microelectronics Corp.	927,000	1,333,132
Vanguard International Semiconductor Corp.	1,030,000	2,236,875
Wiwynn Corp.	52,000	2,463,924
Yageo Corp.	69,000	1,124,945
		134,767,444
Thailand — 1.6%
Advanced Info Service PCL	129,100	790,726
Airports of Thailand PCL *	519,500	964,512
Bangkok Bank PCL, NVDR	102,700	450,042
Bangkok Dusit Medical Services PCL, Class F	803,900	592,035
Bumrungrad Hospital PCL, NVDR	39,400	284,764
Central Pattana PCL, NVDR	207,000	360,106
Central Retail Corp. PCL, NVDR	175,900	179,898
CP ALL PCL	390,800	597,005
Delta Electronics Thailand PCL, NVDR	204,200	448,882
Gulf Energy Development PCL	258,900	311,596
Intouch Holdings PCL, NVDR	129,200	255,205
Kasikornbank PCL, NVDR	71,900	262,956
Krung Thai Bank PCL, NVDR	1,360,400	711,305
Minor International PCL, NVDR	229,200	178,611
PTT Exploration & Production PCL	573,200	2,617,707
PTT Global Chemical PCL	181,100	173,933
PTT PCL	726,400	668,295
SCB X PCL	924,700	2,517,888
Siam Cement PCL (The) (Registered)	232,900	1,865,667
Thai Oil PCL	365,163	478,109
		14,709,242
INVESTMENTS	SHARES	VALUE($)

Turkey — 0.1%
BIM Birlesik Magazalar A/S	55,307	531,211
Ford Otomotiv Sanayi A/S	12,352	342,961
KOC Holding A/S	32,954	159,401
		1,033,573
United Arab Emirates — 0.9%
Abu Dhabi Commercial Bank PJSC	99,439	217,396
Abu Dhabi Islamic Bank PJSC	252,159	707,116
ADNOC Drilling Co. PJSC	392,242	388,718
Adnoc Gas plc *	376,837	329,335
ADNOC Logistics & Services	343,745	315,388
Aldar Properties PJSC	672,799	952,506
Dubai Electricity & Water Authority PJSC	1,957,379	1,268,326
Dubai Islamic Bank PJSC	173,313	254,803
Emaar Properties PJSC	729,118	1,328,296
Emirates NBD Bank PJSC	171,187	789,986
Fertiglobe plc	606,975	530,760
First Abu Dhabi Bank PJSC	391,879	1,352,852
		8,435,482
United Kingdom — 0.2%
Anglogold Ashanti plc	17,198	317,461
Endava plc, ADR *	3,073	154,142
HSBC Holdings plc	130,400	936,927
		1,408,530
United States — 0.9%
EPAM Systems, Inc. *	6,421	1,397,017
ExlService Holdings, Inc. *	32,622	851,760
Genpact Ltd.	73,155	2,453,619
Globant SA *	11,472	1,953,567
Parade Technologies Ltd.	53,400	1,750,820
		8,406,783
Total Common Stocks (Cost $1,019,540,494)		890,908,307
Short-Term Investments — 0.6%
Investment Companies — 0.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (b) (c)(Cost $4,916,176)	4,914,673	4,916,639
Total Investments — 99.9% (Cost $1,024,456,670)		895,824,946
Other Assets Less Liabilities — 0.1%		1,125,029
NET ASSETS — 100.0%		896,949,975

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	29

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	17.3%
Semiconductors & Semiconductor Equipment	10.8
Technology Hardware, Storage & Peripherals	4.9
Insurance	4.5
Broadline Retail	4.4
Interactive Media & Services	4.3
Oil, Gas & Consumable Fuels	3.9
IT Services	3.8
Consumer Staples Distribution & Retail	3.5
Beverages	2.9
Hotels, Restaurants & Leisure	2.5
Electronic Equipment, Instruments & Components	2.5
Food Products	2.2
Chemicals	1.9
Household Durables	1.9
Automobiles	1.8
Entertainment	1.8
Metals & Mining	1.7
Automobile Components	1.4
Capital Markets	1.4
Machinery	1.2
Real Estate Management & Development	1.2
Personal Care Products	1.2
Wireless Telecommunication Services	1.1
Electrical Equipment	1.1
Financial Services	1.0
Others (each less than 1.0%)	13.3
Short-Term Investments	0.5
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Global Select Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.8%
Canada — 0.6%
Toronto-Dominion Bank (The)	82,176	4,590,123
China — 0.9%
NXP Semiconductors NV	46,052	7,940,746
Denmark — 2.1%
Novo Nordisk A/S, Class B	185,672	17,912,936
France — 6.6%
Legrand SA	109,654	9,485,771
LVMH Moet Hennessy Louis Vuitton SE	26,129	18,706,550
Safran SA	82,603	12,904,203
Vinci SA	132,313	14,630,431
		55,726,955
Germany — 2.0%
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	22,661	9,094,038
RWE AG	201,755	7,720,242
		16,814,280
Hong Kong — 0.6%
AIA Group Ltd.	585,400	5,083,501
India — 0.9%
HDFC Bank Ltd., ADR	136,695	7,730,102
Japan — 2.8%
Hoya Corp.	56,200	5,410,297
Japan Exchange Group, Inc.	242,100	4,787,479
Shin-Etsu Chemical Co. Ltd.	292,500	8,746,738
Tokio Marine Holdings, Inc.	219,200	4,903,994
		23,848,508
Mexico — 0.7%
Wal-Mart de Mexico SAB de CV	1,613,257	5,780,487
Netherlands — 3.4%
ASML Holding NV	22,577	13,571,496
Shell plc	472,223	15,218,261
		28,789,757
Singapore — 1.3%
DBS Group Holdings Ltd.	438,400	10,531,829
South Korea — 1.2%
Samsung Electronics Co. Ltd.	195,906	9,751,197
Sweden — 0.9%
Volvo AB, Class B	385,239	7,633,586
Switzerland — 0.7%
Zurich Insurance Group AG	11,695	5,555,038
INVESTMENTS	SHARES	VALUE($)

Taiwan — 2.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	283,802	24,494,951
United Kingdom — 3.7%
AstraZeneca plc	71,637	8,969,222
BP plc	1,147,667	7,007,677
RELX plc	281,511	9,832,536
SSE plc	251,464	4,997,487
		30,806,922
United States — 67.5%
AbbVie, Inc.	83,451	11,781,612
Adobe, Inc. *	22,227	11,826,098
Advanced Micro Devices, Inc. *	58,483	5,760,576
Amazon.com, Inc. *	334,815	44,560,528
Analog Devices, Inc.	58,733	9,240,463
Apple, Inc.	127,928	21,846,265
Bank of America Corp.	338,546	8,917,302
Boston Scientific Corp. *	65,060	3,330,421
Bristol-Myers Squibb Co.	78,361	4,037,942
Charles Schwab Corp. (The)	117,578	6,118,759
Charter Communications, Inc., Class A *	8,042	3,239,318
Chevron Corp.	51,171	7,457,150
CME Group, Inc.	122,991	26,253,659
Coca-Cola Co. (The)	473,233	26,732,932
ConocoPhillips	66,524	7,903,051
Deere & Co.	35,087	12,819,386
Dow, Inc.	147,659	7,137,836
EOG Resources, Inc.	57,750	7,290,937
Hilton Worldwide Holdings, Inc.	62,731	9,505,628
Johnson & Johnson	62,587	9,284,156
Marriott International, Inc., Class A	19,007	3,583,960
Mastercard, Inc., Class A	60,273	22,683,744
McDonald's Corp.	64,408	16,885,845
Meta Platforms, Inc., Class A *	78,946	23,784,061
Microsoft Corp.	183,485	62,038,113
NextEra Energy, Inc.	182,017	10,611,591
NVIDIA Corp.	52,631	21,462,922
Progressive Corp. (The)	144,179	22,793,258
Prologis, Inc., REIT	152,779	15,392,484
Public Service Enterprise Group, Inc.	105,992	6,534,407
Regeneron Pharmaceuticals, Inc. *	17,545	13,683,170
Roche Holding AG	35,092	9,043,547
Ross Stores, Inc.	104,883	12,163,282
S&P Global, Inc.	27,778	9,703,133
Teradyne, Inc.	25,584	2,130,380
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	31

JPMorgan Global Select Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Uber Technologies, Inc. *	390,357	16,894,651
UnitedHealth Group, Inc.	65,788	35,233,421
US Bancorp	68,514	2,184,226
Wells Fargo & Co.	126,175	5,017,980
Yum! Brands, Inc.	95,030	11,485,326
		568,353,520
Total Common Stocks (Cost $834,549,991)		831,344,438
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)(Cost $10,930,338)	10,926,144	10,930,514
Total Investments — 100.1% (Cost $845,480,329)		842,274,952
Liabilities in Excess of Other Assets — (0.1)%		(598,919)
NET ASSETS — 100.0%		841,676,033

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Semiconductors & Semiconductor Equipment	10.1%
Software	8.8
Pharmaceuticals	5.9
Insurance	5.6
Capital Markets	5.6
Oil, Gas & Consumable Fuels	5.3
Broadline Retail	5.3
Hotels, Restaurants & Leisure	4.9
Banks	4.6
Health Care Providers & Services	4.2
Technology Hardware, Storage & Peripherals	3.8
Beverages	3.2
Biotechnology	3.0
Interactive Media & Services	2.8
Financial Services	2.7
Machinery	2.4
Textiles, Apparel & Luxury Goods	2.2
Ground Transportation	2.0
Chemicals	1.9
Electric Utilities	1.9
Industrial REITs	1.8
Construction & Engineering	1.7
Aerospace & Defense	1.5
Specialty Retail	1.4
Professional Services	1.2
Electrical Equipment	1.1
Health Care Equipment & Supplies	1.0
Others (each less than 1.0%)	2.8
Short-Term Investments	1.3
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Hedged Equity Laddered Overlay ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.4%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc.	4,105	181,031
RTX Corp.	5,349	435,355
Textron, Inc.	3,327	252,852
		869,238
Air Freight & Logistics — 1.0%
FedEx Corp.	745	178,875
United Parcel Service, Inc., Class B	3,281	463,441
		642,316
Automobile Components — 0.2%
Aptiv plc *	1,334	116,325
Automobiles — 1.4%
Tesla, Inc. * (a)	4,223	848,147
Banks — 3.3%
Bank of America Corp.	25,547	672,908
Citigroup, Inc.	4,402	173,835
Fifth Third Bancorp	5,727	135,787
Truist Financial Corp.	9,416	267,038
US Bancorp	8,762	279,332
Wells Fargo & Co. (a)	12,487	496,608
		2,025,508
Beverages — 2.2%
Coca-Cola Co. (The) (a)	13,428	758,548
Constellation Brands, Inc., Class A	248	58,069
Monster Beverage Corp. *	1,963	100,309
PepsiCo, Inc. (a)	2,520	411,466
		1,328,392
Biotechnology — 2.9%
AbbVie, Inc. (a)	5,331	752,631
Biogen, Inc. *	806	191,457
BioMarin Pharmaceutical, Inc. *	643	52,372
Neurocrine Biosciences, Inc. *	350	38,829
Regeneron Pharmaceuticals, Inc. *	467	364,209
Sarepta Therapeutics, Inc. *	260	17,501
Vertex Pharmaceuticals, Inc. *	1,077	389,992
		1,806,991
Broadline Retail — 3.8%
Amazon.com, Inc. * (a)	17,780	2,366,340
Building Products — 0.9%
Masco Corp.	2,602	135,538
Trane Technologies plc	2,249	428,007
		563,545
INVESTMENTS	SHARES	VALUE($)

Capital Markets — 2.5%
Blackstone, Inc.	493	45,528
Charles Schwab Corp. (The)	4,233	220,285
CME Group, Inc.	2,060	439,728
Intercontinental Exchange, Inc.	2,002	215,095
Morgan Stanley	3,479	246,383
Raymond James Financial, Inc.	1,315	125,504
S&P Global, Inc.	636	222,161
State Street Corp.	742	47,955
		1,562,639
Chemicals — 2.1%
Air Products and Chemicals, Inc.	658	185,845
Dow, Inc.	5,377	259,924
Eastman Chemical Co.	1,953	145,948
Linde plc	1,141	436,045
LyondellBasell Industries NV, Class A	1,593	143,752
PPG Industries, Inc.	926	113,685
		1,285,199
Commercial Services & Supplies — 0.2%
Cintas Corp.	195	98,888
Communications Equipment — 0.2%
Motorola Solutions, Inc.	392	109,156
Consumer Finance — 0.1%
American Express Co.	287	41,911
Consumer Staples Distribution & Retail — 1.7%
Costco Wholesale Corp.	882	487,252
Target Corp.	822	91,069
Walmart, Inc.	2,894	472,909
		1,051,230
Distributors — 0.1%
LKQ Corp.	1,031	45,282
Electric Utilities — 1.8%
Constellation Energy Corp.	818	92,369
NextEra Energy, Inc. (a)	7,245	422,383
PG&E Corp. *	21,509	350,597
Southern Co. (The)	3,430	230,839
		1,096,188
Electrical Equipment — 0.6%
Eaton Corp. plc	1,869	388,584
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Hedged Equity Laddered Overlay ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	2,115	56,598
Keysight Technologies, Inc. *	546	66,639
		123,237
Energy Equipment & Services — 0.1%
Baker Hughes Co.	2,445	84,157
Entertainment — 0.6%
Netflix, Inc. *	737	303,416
Warner Bros Discovery, Inc. *	4,079	40,545
		343,961
Financial Services — 4.5%
Berkshire Hathaway, Inc., Class B * (a)	2,592	884,727
FleetCor Technologies, Inc. *	930	209,408
Mastercard, Inc., Class A (a)	2,495	938,993
Visa, Inc., Class A (a)	3,084	725,049
		2,758,177
Food Products — 0.7%
Mondelez International, Inc., Class A	6,870	454,863
Ground Transportation — 0.9%
CSX Corp.	4,012	119,758
Norfolk Southern Corp.	741	141,375
Uber Technologies, Inc. *	2,704	117,029
Union Pacific Corp.	793	164,635
		542,797
Health Care Equipment & Supplies — 2.4%
Baxter International, Inc.	2,642	85,680
Becton Dickinson & Co.	484	122,346
Boston Scientific Corp. *	8,563	438,340
Dexcom, Inc. *	642	57,029
Intuitive Surgical, Inc. *	764	200,336
Medtronic plc	4,352	307,077
Stryker Corp.	965	260,762
		1,471,570
Health Care Providers & Services — 3.2%
Centene Corp. *	2,606	179,762
CVS Health Corp.	1,267	87,436
Elevance Health, Inc.	635	285,807
Humana, Inc.	343	179,626
McKesson Corp.	262	119,304
UnitedHealth Group, Inc. (a)	2,047	1,096,291
		1,948,226
INVESTMENTS	SHARES	VALUE($)

Health Care REITs — 0.3%
Ventas, Inc.	4,990	211,875
Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc. *	144	401,697
Chipotle Mexican Grill, Inc. *	178	345,712
Domino's Pizza, Inc.	142	48,136
Expedia Group, Inc. *	1,493	142,268
Marriott International, Inc., Class A	1,087	204,965
Royal Caribbean Cruises Ltd. *	1,404	118,961
Yum! Brands, Inc.	1,870	226,008
		1,487,747
Household Durables — 0.3%
Lennar Corp., Class A	643	68,595
Toll Brothers, Inc.	1,024	72,407
Whirlpool Corp.	247	25,827
		166,829
Household Products — 0.9%
Church & Dwight Co., Inc.	1,724	156,781
Procter & Gamble Co. (The)	2,598	389,778
		546,559
Industrial Conglomerates — 1.0%
Honeywell International, Inc. (a)	3,475	636,828
Industrial REITs — 0.6%
Prologis, Inc.	3,883	391,212
Insurance — 2.2%
Aflac, Inc.	2,053	160,360
Chubb Ltd.	977	209,684
Globe Life, Inc.	1,552	180,590
Progressive Corp. (The)	2,742	433,483
Travelers Cos., Inc. (The)	2,059	344,759
		1,328,876
Interactive Media & Services — 5.7%
Alphabet, Inc., Class A * (a)	10,003	1,241,172
Alphabet, Inc., Class C * (a)	7,357	921,832
Meta Platforms, Inc., Class A * (a)	4,462	1,344,267
		3,507,271
IT Services — 1.1%
Accenture plc, Class A	1,420	421,868
Cognizant Technology Solutions Corp., Class A	4,087	263,489
		685,357
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Life Sciences Tools & Services — 1.1%
Danaher Corp.	1,791	343,908
Thermo Fisher Scientific, Inc.	755	335,801
		679,709
Machinery — 1.8%
Deere & Co.	1,441	526,483
Dover Corp.	1,023	132,939
Otis Worldwide Corp.	3,971	306,601
Parker-Hannifin Corp.	356	131,332
		1,097,355
Media — 1.3%
Charter Communications, Inc., Class A *	675	271,890
Comcast Corp., Class A (a)	12,664	522,897
		794,787
Metals & Mining — 0.1%
Nucor Corp.	599	88,526
Multi-Utilities — 0.7%
CenterPoint Energy, Inc.	2,041	54,862
Public Service Enterprise Group, Inc.	6,035	372,058
		426,920
Oil, Gas & Consumable Fuels — 4.3%
Chevron Corp.	1,872	272,807
ConocoPhillips	5,297	629,284
Diamondback Energy, Inc.	1,796	287,935
EOG Resources, Inc. (a)	3,525	445,031
Exxon Mobil Corp. (a)	9,190	972,761
Marathon Oil Corp.	1,103	30,123
		2,637,941
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	2,451	76,594
Personal Care Products — 0.3%
Kenvue, Inc.	8,340	155,124
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	8,821	454,546
Eli Lilly & Co. (a)	1,258	696,844
Johnson & Johnson	3,450	511,773
Merck & Co., Inc.	2,941	302,041
		1,965,204
Professional Services — 0.2%
Leidos Holdings, Inc.	1,432	141,940
INVESTMENTS	SHARES	VALUE($)

Residential REITs — 0.5%
Equity LifeStyle Properties, Inc.	1,675	110,215
Sun Communities, Inc.	856	95,221
UDR, Inc.	3,328	105,864
		311,300
Semiconductors & Semiconductor Equipment — 7.2%
Advanced Micro Devices, Inc. *	4,472	440,492
Analog Devices, Inc. (a)	2,656	417,868
Lam Research Corp.	830	488,223
NVIDIA Corp. (a)	4,567	1,862,423
NXP Semiconductors NV (China)	2,723	469,527
Qorvo, Inc. *	1,170	102,281
Teradyne, Inc.	1,470	122,407
Texas Instruments, Inc.	3,845	546,028
		4,449,249
Software — 10.6%
Adobe, Inc. *	1,341	713,493
Cadence Design Systems, Inc. *	500	119,925
Intuit, Inc.	820	405,859
Microsoft Corp. (a)	13,533	4,575,643
Oracle Corp.	2,656	274,630
Salesforce, Inc. *	1,040	208,863
ServiceNow, Inc. *	411	239,140
		6,537,553
Specialized REITs — 0.6%
Digital Realty Trust, Inc.	1,516	188,530
SBA Communications Corp.	934	194,860
		383,390
Specialty Retail — 2.5%
AutoNation, Inc. *	729	94,828
AutoZone, Inc. *	138	341,844
Best Buy Co., Inc.	2,447	163,509
Burlington Stores, Inc. *	734	88,836
Lowe's Cos., Inc.	2,963	564,659
O'Reilly Automotive, Inc. *	96	89,322
TJX Cos., Inc. (The)	2,260	199,038
		1,542,036
Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc. (a)	25,046	4,277,105
Seagate Technology Holdings plc	3,147	214,783
		4,491,888
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Hedged Equity Laddered Overlay ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	2,656	272,957
Tobacco — 0.4%
Altria Group, Inc.	1,773	71,222
Philip Morris International, Inc.	1,858	165,659
		236,881
Trading Companies & Distributors — 0.1%
United Rentals, Inc.	110	44,690
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	697	100,270
Total Common Stocks (Cost $60,358,455)		59,369,735
INVESTMENTS	NO. OF CONTRACTS
Options Purchased — 1.0%
Put Options Purchased — 1.0%
SPDR S&P 500 ETF Trust
12/1/2023 at USD 410.00 , American
Notional Amount: USD 19,780,860
Counterparty: Exchange-Traded *	473	212,377
12/29/2023 at USD 405.00 , American
Notional Amount: USD 19,780,860
Counterparty: Exchange-Traded *	473	289,003
11/3/2023 at USD 415.00 , American
Notional Amount: USD 19,780,860
Counterparty: Exchange-Traded *	473	88,924
Total Put Options Purchased (Cost $625,568)		590,304
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.7%
Investment Companies — 0.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c) (Cost $451,185)	451,185	451,185
Total Investments — 98.1% (Cost $61,435,208)		60,411,224
Other Assets Less Liabilities — 1.9%		1,182,591
NET ASSETS — 100.0%		61,593,815

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	4	12/15/2023	USD	842,350	(21)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Written Call Options Contracts as of October 31, 2023
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
SPDR S&P 500 ETF Trust	Exchange-Traded	473	USD 19,780,860	USD 441.00	11/03/2023	(946)
SPDR S&P 500 ETF Trust	Exchange-Traded	473	USD 19,780,860	USD 447.50	12/01/2023	(14,663)
SPDR S&P 500 ETF Trust	Exchange-Traded	473	USD 19,780,860	USD 451.00	12/29/2023	(37,840)
						(53,449)
Written Put Options Contracts as of October 31, 2023
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
SPDR S&P 500 ETF Trust	Exchange-Traded	473	USD 19,780,860	USD 350.00	11/03/2023	(946)
SPDR S&P 500 ETF Trust	Exchange-Traded	473	USD 19,780,860	USD 345.00	12/01/2023	(10,879)
SPDR S&P 500 ETF Trust	Exchange-Traded	473	USD 19,780,860	USD 342.00	12/29/2023	(28,853)
						(40,678)
Total Written Options Contracts (Premiums Received $582,518)						(94,127)

Abbreviations
ETF	Exchange Traded Fund
SPDR	Standard & Poor's Depositary Receipt
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	37

JPMorgan International Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.6%
Australia — 2.1%
QBE Insurance Group Ltd.	75,535	749,013
Woodside Energy Group Ltd.	46,686	1,016,812
		1,765,825
Belgium — 0.7%
KBC Group NV	10,022	551,559
Brazil — 1.6%
MercadoLibre, Inc. *	365	452,870
NU Holdings Ltd., Class A *	102,679	841,968
		1,294,838
Canada — 5.5%
Alimentation Couche-Tard, Inc.	28,584	1,556,017
Canadian National Railway Co.	16,709	1,767,955
Canadian Pacific Kansas City Ltd.	17,001	1,207,080
		4,531,052
China — 8.0%
ANTA Sports Products Ltd.	69,600	787,141
JD.com, Inc., ADR	31,393	798,010
NXP Semiconductors NV	5,798	999,749
Tencent Holdings Ltd.	83,300	3,082,829
Yum China Holdings, Inc.	17,100	896,075
		6,563,804
Denmark — 3.3%
Genmab A/S *	1,037	293,142
Novo Nordisk A/S, Class B	24,705	2,383,446
		2,676,588
France — 11.1%
Air Liquide SA	12,223	2,094,439
Airbus SE	11,354	1,522,301
L'Oreal SA	807	339,207
LVMH Moet Hennessy Louis Vuitton SE	2,524	1,807,009
Safran SA	13,008	2,032,104
Vinci SA	11,569	1,279,235
		9,074,295
Germany — 3.7%
Beiersdorf AG	5,091	669,569
Deutsche Boerse AG	7,713	1,269,532
Deutsche Post AG	21,657	845,565
Zalando SE * (a)	11,713	273,973
		3,058,639
INVESTMENTS	SHARES	VALUE($)

Hong Kong — 1.0%
AIA Group Ltd.	41,600	361,247
Hong Kong Exchanges & Clearing Ltd.	12,500	437,283
		798,530
India — 1.9%
HDFC Bank Ltd., ADR	19,423	1,098,370
WNS Holdings Ltd., ADR *	8,665	470,683
		1,569,053
Indonesia — 2.5%
Bank Central Asia Tbk. PT	2,245,200	1,236,927
Telkom Indonesia Persero Tbk. PT, ADR	36,031	792,682
		2,029,609
Italy — 0.4%
Ferrari NV	1,135	343,569
Japan — 14.7%
Ajinomoto Co., Inc.	16,100	588,015
Daikin Industries Ltd.	9,900	1,427,372
Hoya Corp.	12,700	1,222,611
Keyence Corp.	4,700	1,819,458
Otsuka Corp.	18,900	757,788
Recruit Holdings Co. Ltd.	39,300	1,126,837
Seven & i Holdings Co. Ltd.	19,200	703,463
Shimano, Inc.	5,500	791,484
Shin-Etsu Chemical Co. Ltd.	40,400	1,208,097
Sony Group Corp.	20,400	1,696,033
Terumo Corp.	26,700	730,464
		12,071,622
Mexico — 1.2%
Wal-Mart de Mexico SAB de CV	283,506	1,015,835
Netherlands — 5.4%
Adyen NV * (a)	166	111,965
Argenx SE *	1,628	765,781
Argenx SE *	424	205,295
ASML Holding NV	4,477	2,691,216
Wolters Kluwer NV	5,444	698,498
		4,472,755
Singapore — 1.6%
DBS Group Holdings Ltd.	53,500	1,285,248
South Korea — 0.6%
LG Chem Ltd.	1,555	509,639
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Spain — 2.5%
Iberdrola SA	72,999	811,896
Industria de Diseno Textil SA	36,149	1,247,790
		2,059,686
Sweden — 3.3%
Atlas Copco AB, Class A	115,014	1,489,319
Epiroc AB, Class A	9,335	153,792
Evolution AB (a)	5,415	482,506
Volvo AB, Class B	28,682	568,339
		2,693,956
Switzerland — 1.4%
Cie Financiere Richemont SA (Registered)	9,876	1,165,126
Taiwan — 5.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	48,428	4,179,821
United Kingdom — 11.4%
3i Group plc	64,033	1,509,744
AstraZeneca plc	14,185	1,776,015
Diageo plc	34,408	1,301,174
InterContinental Hotels Group plc	23,262	1,648,405
London Stock Exchange Group plc	14,614	1,474,481
RELX plc	47,161	1,645,457
		9,355,276
United States — 9.6%
Cadence Design Systems, Inc. *	3,993	957,721
ExlService Holdings, Inc. *	18,835	491,782
Las Vegas Sands Corp.	18,527	879,292
Linde plc	4,478	1,710,863
Nestle SA (Registered)	28,066	3,026,603
Sanofi SA	9,022	819,254
		7,885,515
Total Common Stocks (Cost $81,505,461)		80,951,840
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $1,033,189)	1,033,189	1,033,189
INVESTMENTS	SHARES	VALUE($)
Total Investments — 99.9% (Cost $82,538,650)		81,985,029
Other Assets Less Liabilities — 0.1%		119,998
NET ASSETS — 100.0%		82,105,027

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	39

JPMorgan International Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Semiconductors & Semiconductor Equipment	9.6%
Chemicals	6.7
Banks	6.1
Pharmaceuticals	6.1
Capital Markets	5.7
Professional Services	5.4
Hotels, Restaurants & Leisure	4.8
Textiles, Apparel & Luxury Goods	4.6
Food Products	4.4
Aerospace & Defense	4.3
Consumer Staples Distribution & Retail	4.0
Interactive Media & Services	3.8
Ground Transportation	3.6
Machinery	2.7
Health Care Equipment & Supplies	2.4
Electronic Equipment, Instruments & Components	2.2
Household Durables	2.1
Specialty Retail	1.9
Building Products	1.7
Beverages	1.6
Construction & Engineering	1.6
Biotechnology	1.5
Broadline Retail	1.5
Insurance	1.4
Oil, Gas & Consumable Fuels	1.2
Personal Care Products	1.2
Software	1.2
Air Freight & Logistics	1.0
Electric Utilities	1.0
Diversified Telecommunication Services	1.0
Leisure Products	1.0
Others (each less than 1.0%)	1.4
Short-Term Investments	1.3
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan International Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.6%
Australia — 5.1%
BHP Group Ltd.	5,961	168,741
BlueScope Steel Ltd.	2,945	35,303
Coronado Global Resources, Inc., CHDI (a)	31,236	34,361
Glencore plc	14,484	76,719
JB Hi-Fi Ltd.	1,160	33,344
Perseus Mining Ltd.	30,296	32,370
Qantas Airways Ltd. *	9,359	29,321
Stanmore Resources Ltd. *	17,147	41,550
Ventia Services Group Pty. Ltd.	19,684	34,403
Whitehaven Coal Ltd.	8,521	40,136
Woodside Energy Group Ltd.	2,904	63,249
		589,497
Austria — 1.3%
Erste Group Bank AG	1,296	46,409
OMV AG	850	37,279
Telekom Austria AG	4,467	31,195
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,237	33,180
		148,063
Belgium — 0.3%
Ageas SA	962	36,953
Brazil — 2.2%
Banco do Brasil SA	4,392	42,137
Cia de Saneamento de Minas Gerais Copasa MG *	9,240	29,378
Gerdau SA (Preference)	7,721	33,507
Petroleo Brasileiro SA (Preference)	13,667	94,145
Vale SA	4,141	56,697
		255,864
Canada — 5.5%
Air Canada *	2,129	25,685
ARC Resources Ltd.	2,571	41,362
Canadian Natural Resources Ltd.	1,262	80,138
CI Financial Corp.	2,726	24,709
Dundee Precious Metals, Inc.	5,519	36,177
EQB, Inc.	584	28,982
Fairfax Financial Holdings Ltd.	51	42,441
First Capital REIT, REIT	3,331	31,322
Manulife Financial Corp.	3,585	62,406
NuVista Energy Ltd. *	3,561	34,538
Quebecor, Inc., Class B	1,550	31,978
Russel Metals, Inc.	1,185	29,524
SmartCentres REIT, REIT	1,942	30,095
Suncor Energy, Inc.	2,255	73,028
INVESTMENTS	SHARES	VALUE($)

Canada — continued
Teck Resources Ltd., Class B	800	28,268
Whitecap Resources, Inc.	4,016	31,016
		631,669
Chile — 0.2%
Sociedad Quimica y Minera de Chile SA (Preference), Class B	564	27,286
China — 9.3%
3SBio, Inc. (a)	40,500	36,031
Agricultural Bank of China Ltd., Class H	131,000	48,386
Alibaba Group Holding Ltd. *	19,500	200,754
Bank of Communications Co. Ltd., Class H	70,000	41,405
BOC Hong Kong Holdings Ltd.	15,500	40,990
China Coal Energy Co. Ltd., Class H	50,000	39,273
China Construction Bank Corp., Class H	155,000	87,662
China Feihe Ltd. (a)	59,000	36,661
China Merchants Bank Co. Ltd., Class H	11,000	41,726
China Pacific Insurance Group Co. Ltd., Class H	17,000	41,877
China Resources Pharmaceutical Group Ltd. (a)	52,500	32,613
CSPC Pharmaceutical Group Ltd.	52,000	45,420
Industrial & Commercial Bank of China Ltd., Class H	140,000	67,094
JD.com, Inc., Class A	2,000	25,426
Jiangxi Copper Co. Ltd., Class H	21,000	29,693
Kunlun Energy Co. Ltd.	48,000	39,989
Lenovo Group Ltd.	30,000	34,912
Livzon Pharmaceutical Group, Inc., Class H	11,000	32,532
People's Insurance Co. Group of China Ltd. (The), Class H	105,000	34,646
PetroChina Co. Ltd., Class H	68,000	44,385
PICC Property & Casualty Co. Ltd., Class H	26,000	29,691
Sinotruk Hong Kong Ltd.	18,000	33,903
		1,065,069
Denmark — 1.3%
D/S Norden A/S	677	38,464
Danske Bank A/S	1,909	44,783
Jyske Bank A/S (Registered) *	476	33,546
Sydbank A/S	705	30,625
		147,418
Finland — 1.2%
Nordea Bank Abp	6,227	65,584
Outokumpu OYJ	7,405	30,385
UPM-Kymmene OYJ	1,357	45,698
		141,667
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	41

JPMorgan International Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — 5.7%
AXA SA	2,882	85,395
BNP Paribas SA	1,532	88,096
Cie de Saint-Gobain SA	1,051	57,210
Eiffage SA	384	34,848
Engie SA	3,897	61,981
Renault SA	1,000	35,084
SCOR SE	1,096	32,721
Societe Generale SA	1,684	37,842
TotalEnergies SE	2,670	178,510
Trigano SA	110	14,445
Vicat SACA	1,029	31,594
		657,726
Germany — 5.3%
Allianz SE (Registered)	526	123,211
Bayerische Motoren Werke AG	661	61,476
Commerzbank AG	4,289	46,259
Deutsche Bank AG (Registered)	4,603	50,654
Deutsche Telekom AG (Registered)	4,634	100,575
Fresenius SE & Co. KGaA	1,541	39,640
Mercedes-Benz Group AG	1,237	72,778
RWE AG	870	33,291
Schaeffler AG (Preference)	5,810	30,154
Volkswagen AG (Preference)	516	54,722
		612,760
Greece — 0.3%
Hellenic Telecommunications Organization SA	2,405	33,709
Hong Kong — 0.9%
Bank of East Asia Ltd. (The)	25,200	29,928
Pacific Basin Shipping Ltd.	122,000	35,304
United Laboratories International Holdings Ltd. (The)	38,000	38,790
		104,022
Hungary — 0.3%
OTP Bank Nyrt.	969	36,066
India — 0.3%
State Bank of India, GDR (a)	590	39,943
Indonesia — 0.3%
United Tractors Tbk. PT	20,700	32,758
Ireland — 0.6%
Bank of Ireland Group plc	4,015	35,981
Greencore Group plc *	27,845	30,505
		66,486
INVESTMENTS	SHARES	VALUE($)

Italy — 4.8%
Assicurazioni Generali SpA	2,630	52,241
Banco BPM SpA	7,459	38,163
BPER Banca	11,712	38,112
Danieli & C Officine Meccaniche SpA	1,525	40,340
Eni SpA	4,345	71,031
Intesa Sanpaolo SpA	27,247	71,000
MFE-MediaForEurope NV, Class B	10,571	28,019
Saipem SpA *	19,227	29,299
Saras SpA	24,344	35,386
UniCredit SpA	3,241	81,251
Unipol Gruppo SpA	6,217	33,681
Webuild SpA	17,356	31,257
		549,780
Japan — 17.7%
ANA Holdings, Inc. *	1,600	31,411
Cosmo Energy Holdings Co. Ltd.	900	32,923
Credit Saison Co. Ltd.	1,200	17,988
Daiwa House Industry Co. Ltd.	1,900	52,261
Fujikura Ltd.	4,000	28,728
Fukuyama Transporting Co. Ltd.	1,400	38,259
Gunma Bank Ltd. (The)	6,900	33,345
Hitachi Ltd.	1,000	63,387
Hitachi Zosen Corp.	5,700	29,735
Honda Motor Co. Ltd.	7,500	76,866
Inpex Corp.	3,200	46,435
Isuzu Motors Ltd.	3,200	35,682
ITOCHU Corp.	1,200	43,225
Japan Petroleum Exploration Co. Ltd.	1,000	34,242
Japan Tobacco, Inc.	2,700	62,853
JFE Holdings, Inc.	2,600	36,225
Marubeni Corp.	3,500	51,176
Mazda Motor Corp.	3,500	33,831
Mitsubishi Chemical Group Corp.	6,900	39,044
Mitsubishi Corp.	1,700	79,246
Mitsubishi Motors Corp.	8,600	28,093
Mitsubishi UFJ Financial Group, Inc.	14,500	121,643
Mitsui & Co. Ltd.	1,500	54,516
Mitsui Fudosan Co. Ltd.	2,500	54,187
Mizuho Financial Group, Inc.	4,200	71,309
MS&AD Insurance Group Holdings, Inc.	1,000	36,641
Nippon Steel Corp.	2,200	47,451
Niterra Co. Ltd.	1,500	33,574
ORIX Corp.	2,900	52,740
Sankyo Co. Ltd.	700	29,091
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
SBI Holdings, Inc.	1,700	36,575
SKY Perfect JSAT Holdings, Inc.	7,400	34,250
Sojitz Corp.	1,500	31,148
Subaru Corp.	2,400	41,545
Sumitomo Corp.	2,600	51,110
Sumitomo Mitsui Financial Group, Inc.	1,900	91,595
Sumitomo Realty & Development Co. Ltd.	1,500	37,641
Toho Gas Co. Ltd.	1,900	32,721
Tokyo Gas Co. Ltd.	1,900	42,669
Tokyo Steel Manufacturing Co. Ltd.	2,900	33,518
Tokyo Tatemono Co. Ltd.	2,600	34,524
Toyota Boshoku Corp.	1,700	29,565
Toyota Motor Corp.	4,100	71,724
Tsubakimoto Chain Co.	1,200	30,334
Yamaha Motor Co. Ltd.	1,500	36,655
		2,031,681
Luxembourg — 0.1%
ArcelorMittal SA	295	6,528
Mexico — 0.3%
Grupo Mexico SAB de CV	8,546	35,489
Netherlands — 3.7%
ABN AMRO Bank NV, CVA (a)	2,759	37,160
Aegon Ltd.	8,291	40,321
ING Groep NV	4,697	60,218
NN Group NV	1,400	44,902
Shell plc	7,552	243,377
		425,978
Norway — 1.2%
Aker Solutions ASA (a)	7,954	31,762
Equinor ASA	1,899	63,661
Hoegh Autoliners ASA	4,532	36,634
		132,057
Poland — 0.4%
ORLEN SA	2,982	47,157
Singapore — 0.6%
DBS Group Holdings Ltd.	1,900	45,645
Hafnia Ltd.	4,011	26,358
		72,003
South Africa — 2.3%
Absa Group Ltd.	4,345	39,646
Kumba Iron Ore Ltd.	1,591	42,155
INVESTMENTS	SHARES	VALUE($)

South Africa — continued
Mr Price Group Ltd.	4,904	35,446
MTN Group Ltd.	6,976	34,054
Nedbank Group Ltd.	3,477	37,418
Sasol Ltd.	3,124	39,487
Sibanye Stillwater Ltd.	24,977	31,859
		260,065
South Korea — 6.2%
Doosan Bobcat, Inc.	861	24,737
Hana Financial Group, Inc.	1,402	40,766
Hankook Tire & Technology Co. Ltd.	1,261	35,776
Hyundai Glovis Co. Ltd.	270	34,266
Hyundai Marine & Fire Insurance Co. Ltd.	1,446	33,731
Hyundai Mobis Co. Ltd.	185	28,650
Hyundai Motor Co.	306	38,551
KB Financial Group, Inc.	1,181	45,018
Kia Corp.	830	47,419
Korean Air Lines Co. Ltd.	2,222	33,808
Kumho Petrochemical Co. Ltd.	361	33,929
LG Uplus Corp.	4,616	34,596
Samsung Electronics Co. Ltd.	3,626	180,484
Samsung Fire & Marine Insurance Co. Ltd.	206	39,392
Samsung Life Insurance Co. Ltd.	605	32,391
SK Telecom Co. Ltd.	950	34,644
		718,158
Spain — 2.5%
Banco Bilbao Vizcaya Argentaria SA	10,116	79,585
Banco de Sabadell SA	30,121	37,452
Banco Santander SA	24,567	90,356
Grupo Catalana Occidente SA	1,036	33,187
Repsol SA	3,314	48,524
		289,104
Sweden — 1.4%
Betsson AB, Class B *	2,471	24,869
Skandinaviska Enskilda Banken AB, Class A	4,496	50,173
SSAB AB, Class B	6,049	35,094
Swedbank AB, Class A	2,762	45,361
		155,497
Switzerland — 3.1%
Novartis AG (Registered)	2,344	219,444
Sandoz Group AG *	1,239	32,213
UBS Group AG (Registered)	4,516	106,110
		357,767
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	43

JPMorgan International Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Taiwan — 3.1%
ASE Technology Holding Co. Ltd.	12,000	42,012
Compeq Manufacturing Co. Ltd.	21,000	34,337
Globalwafers Co. Ltd.	2,000	29,400
Hon Hai Precision Industry Co. Ltd.	22,000	65,664
Pegatron Corp.	17,000	39,672
Powertech Technology, Inc.	10,000	32,488
Sercomm Corp.	9,000	31,401
Unimicron Technology Corp.	6,000	26,759
United Microelectronics Corp.	34,000	48,896
		350,629
Thailand — 0.5%
Bangchak Corp. PCL, NVDR	20,600	23,659
Krung Thai Bank PCL, NVDR	71,500	37,385
		61,044
Turkey — 0.2%
Tofas Turk Otomobil Fabrikasi A/S	3,166	26,910
United Kingdom — 5.3%
3i Group plc	2,295	54,111
Barclays plc	32,886	52,784
BP plc	21,954	134,051
Centrica plc	22,411	42,901
Future plc	2,317	25,018
HSBC Holdings plc	23,556	170,084
Investec plc	5,751	31,882
Lloyds Banking Group plc	126,285	61,463
NatWest Group plc	17,484	38,042
		610,336
United States — 2.1%
GSK plc	5,739	102,308
Holcim AG	1,042	64,425
Stellantis NV	3,921	73,253
		239,986
Total Common Stocks (Cost $11,516,095)		10,997,125
Exchange-Traded Funds — 1.0%
United States — 1.0%
iShares MSCI India ETF(Cost $113,106)	2,507	108,403
Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)(Cost $336,217)	336,217	336,217
INVESTMENTS	SHARES	VALUE($)
Total Investments — 99.5% (Cost $11,965,418)		11,441,745
Other Assets Less Liabilities — 0.5%		60,820
NET ASSETS — 100.0%		11,502,565

Percentages indicated are based on net assets.

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Certificaten Van Aandelen (Dutch Certificate)
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	21.4%
Oil, Gas & Consumable Fuels	14.0
Metals & Mining	7.6
Insurance	7.6
Automobiles	6.5
Pharmaceuticals	4.4
Trading Companies & Distributors	3.0
Capital Markets	2.7
Technology Hardware, Storage & Peripherals	2.2
Diversified Telecommunication Services	2.0
Broadline Retail	2.0
Real Estate Management & Development	1.6
Machinery	1.4
Automobile Components	1.4
Semiconductors & Semiconductor Equipment	1.3
Electronic Equipment, Instruments & Components	1.1
Passenger Airlines	1.0
Gas Utilities	1.0
Chemicals	1.0
Marine Transportation	1.0
Others (each less than 1.0%)	12.9
Short-Term Investments	2.9
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023

	JPMorgan Active China ETF	JPMorgan ActiveBuilders Emerging Markets Equity ETF	JPMorgan Global Select Equity ETF	JPMorgan Hedged Equity Laddered Overlay ETF
ASSETS:
Investments in non-affiliates, at value	$10,547,637	$890,908,307	$831,344,438	$59,369,735
Investments in affiliates, at value	10,004	4,916,639	10,930,514	451,185
Options purchased, at value	—	—	—	590,304
Cash	162	463,680	151,564	8,613
Foreign currency, at value	7,227	146,598	43,337	—
Receivables:
Due from affiliate	—	—	—	3,730
Investment securities sold	—	22	7,324,289	175,847
Fund shares sold	—	—	—	1,231,887
Dividends from non-affiliates	—	1,159,247	218,025	28,811
Dividends from affiliates	2	731	1,644	65
Tax reclaims	—	53,750	5,689	—
Securities lending income (See Note 2.C.)	—	56	—	—
Total Assets	10,565,032	897,649,030	850,019,500	61,860,177
LIABILITIES:
Payables:
Investment securities purchased	161	54,959	8,027,668	152,248
Variation margin on futures contracts	—	—	—	32
Outstanding options written, at fair value	—	—	—	94,127
Accrued liabilities:
Management fees (See Note 3.A.)	5,902	250,556	315,799	19,955
Deferred foreign capital gains tax	—	392,165	—	—
Other	—	1,375	—	—
Total Liabilities	6,063	699,055	8,343,467	266,362
Net Assets	$10,558,969	$896,949,975	$841,676,033	$61,593,815
NET ASSETS:
Paid-in-Capital	$12,694,661	$1,158,505,898	$845,985,315	$62,252,373
Total distributable earnings (loss)	(2,135,692)	(261,555,923)	(4,309,282)	(658,558)
Total Net Assets	$10,558,969	$896,949,975	$841,676,033	$61,593,815
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	260,000	26,800,000	18,275,000	1,250,000
Net asset value, per share	$40.61	$33.47	$46.06	$49.28
Cost of investments in non-affiliates	$12,644,831	$1,019,540,494	$834,549,991	$60,358,455
Cost of investments in affiliates	10,003	4,916,176	10,930,338	451,185
Cost of options purchased	—	—	—	625,568
Cost of foreign currency	7,231	146,647	43,336	—
Premiums received from options written	—	—	—	582,518
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan International Growth ETF	JPMorgan International Value ETF
ASSETS:
Investments in non-affiliates, at value	$80,951,840	$11,105,528
Investments in affiliates, at value	1,033,189	336,217
Cash	54,924	54,782
Foreign currency, at value	1	2,627
Receivables:
Investment securities sold	—	32,006
Dividends from non-affiliates	66,484	29,738
Dividends from affiliates	150	35
Tax reclaims	116,903	846
Total Assets	82,223,491	11,561,779
LIABILITIES:
Payables:
Investment securities purchased	84,620	53,897
Accrued liabilities:
Management fees (See Note 3.A.)	33,844	5,317
Total Liabilities	118,464	59,214
Net Assets	$82,105,027	$11,502,565
NET ASSETS:
Paid-in-Capital	$96,783,908	$12,049,097
Total distributable earnings (loss)	(14,678,881)	(546,532)
Total Net Assets	$82,105,027	$11,502,565
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	1,575,000	250,000
Net asset value, per share	$52.13	$46.01
Cost of investments in non-affiliates	$81,505,461	$11,629,201
Cost of investments in affiliates	1,033,189	336,217
Cost of foreign currency	1	2,582
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	47

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023

	JPMorgan Active China ETF (a)	JPMorgan ActiveBuilders Emerging Markets Equity ETF	JPMorgan Global Select Equity ETF (b)	JPMorgan Hedged Equity Laddered Overlay ETF (c)
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1,043	$—	$—
Interest income from affiliates	4	16,244	40	—
Dividend income from non-affiliates	260,382	30,138,408	342,839	37,033
Dividend income from affiliates	3,317	191,415	34,824	12,405
Income from securities lending (net) (See Note 2.C.)	—	185	—	—
Foreign taxes withheld (net)	(23,005)	(3,535,043)	(9,154)	—
Total investment income	240,698	26,812,252	368,549	49,438
EXPENSES:
Management fees (See Note 3.A.)	47,429	3,216,468	317,858	20,639
Interest expense to affiliates	—	21,361	—	—
Total expenses	47,429	3,237,829	317,858	20,639
Net investment income (loss)	193,269	23,574,423	50,691	28,799
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(236,162)	(88,810,736)(d)	(1,078,380)	(59,764)
Investments in affiliates	(575)	9,594	(179)	—
In-kind redemptions of investments in non-affiliates (See Note 4)	—	13,097,310	—	—
Options purchased	—	—	—	(68,683)
Futures contracts	—	—	—	4,747
Foreign currency transactions	4,973	(509,899)	(77,524)	—
Options written	—	—	—	(28,043)
Net realized gain (loss)	(231,764)	(76,213,731)	(1,156,083)	(151,743)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,097,194)	160,619,557 (e)	(3,205,553)	(988,720)
Investments in affiliates	1	690	176	—
Options purchased	—	—	—	(35,264)
Futures contracts	—	—	—	(21)
Foreign currency translations	(4)	(1,047)	1,487	—
Options written	—	—	—	488,391
Change in net unrealized appreciation/depreciation	(2,097,197)	160,619,200	(3,203,890)	(535,614)
Net realized/unrealized gains (losses)	(2,328,961)	84,405,469	(4,359,973)	(687,357)
Change in net assets resulting from operations	$(2,135,692)	$107,979,892	$(4,309,282)	$(658,558)

(a)
Commencement of operations was March 15, 2023.
(b)
Commencement of operations was September 13, 2023.
(c)
Commencement of operations was September 28, 2023.
(d)
Net of foreign capital gains tax of $(172,409).
(e)
Net of change in foreign capital gains tax of $(160,435).
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan International Growth ETF	JPMorgan International Value ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$178	$—
Interest income from affiliates	988	156
Dividend income from non-affiliates	1,488,182	49,323
Dividend income from affiliates	62,958	3,517
Income from securities lending (net) (See Note 2.C.)	1,330	—
Foreign taxes withheld (net)	(115,071)	(7,707)
Total investment income	1,438,565	45,289
EXPENSES:
Management fees (See Note 3.A.)	447,467	8,263
Interest expense to affiliates	43	32
Total expenses	447,510	8,295
Net investment income (loss)	991,055	36,994
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,973,549)	(51,503)
Foreign currency transactions	(20,271)	(8,061)
Net realized gain (loss)	(4,993,820)	(59,564)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,148,530	(523,673)
Foreign currency translations	5,862	(289)
Change in net unrealized appreciation/depreciation	8,154,392	(523,962)
Net realized/unrealized gains (losses)	3,160,572	(583,526)
Change in net assets resulting from operations	$4,151,627	$(546,532)

(a)
Commencement of operations was September 13, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Active China ETF	JPMorgan ActiveBuilders Emerging Markets Equity ETF
	Period Ended October 31, 2023 (a)	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$193,269	$23,574,423	$22,556,173
Net realized gain (loss)	(231,764)	(76,213,731)	(63,193,216)
Change in net unrealized appreciation/depreciation	(2,097,197)	160,619,200	(276,748,688)
Change in net assets resulting from operations	(2,135,692)	107,979,892	(317,385,731)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	(26,488,020)	(5,165,856)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	12,694,661	(91,696,023)	903,841,753
NET ASSETS:
Change in net assets	10,558,969	(10,204,151)	581,290,166
Beginning of year	—	907,154,126	325,863,960
End of period	$10,558,969	$896,949,975	$907,154,126
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$12,694,661	$183,119,158	$903,841,753
Cost of shares redeemed	—	(274,815,181)	—
Total change in net assets resulting from capital transactions	$12,694,661	$(91,696,023)	$903,841,753
SHARE TRANSACTIONS:
Issued	260,000	5,200,000	22,400,000
Redeemed	—	(7,600,000)	—
Net increase (decrease) in shares from share transactions	260,000	(2,400,000)	22,400,000

(a)
Commencement of operations was March 15, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan Global Select Equity ETF	JPMorgan Hedged Equity Laddered Overlay ETF
	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$50,691	$28,799
Net realized gain (loss)	(1,156,083)	(151,743)
Change in net unrealized appreciation/depreciation	(3,203,890)	(535,614)
Change in net assets resulting from operations	(4,309,282)	(658,558)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	845,985,315	62,252,373
NET ASSETS:
Change in net assets	841,676,033	61,593,815
Beginning of year	—	—
End of period	$841,676,033	$61,593,815
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$846,035,530	$62,252,373
Cost of shares redeemed	(50,215)	—
Total change in net assets resulting from capital transactions	$845,985,315	$62,252,373
SHARE TRANSACTIONS:
Issued	18,275,000	1,250,000
Net increase (decrease) in shares from share transactions	18,275,000	1,250,000

(a)
Commencement of operations was September 13, 2023.
(b)
Commencement of operations was September 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan International Growth ETF		JPMorgan International Value ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2023 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$991,055	$448,870	$36,994
Net realized gain (loss)	(4,993,820)	(9,022,413)	(59,564)
Change in net unrealized appreciation/depreciation	8,154,392	(19,659,292)	(523,962)
Change in net assets resulting from operations	4,151,627	(28,232,835)	(546,532)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(548,251)	(823,639)	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,519,546	22,746,629	12,049,097
NET ASSETS:
Change in net assets	27,122,922	(6,309,845)	11,502,565
Beginning of year	54,982,105	61,291,950	—
End of period	$82,105,027	$54,982,105	$11,502,565
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$23,520,679	$29,268,696	$12,049,097
Cost of shares redeemed	(1,133)	(6,522,067)	—
Total change in net assets resulting from capital transactions	$23,519,546	$22,746,629	$12,049,097
SHARE TRANSACTIONS:
Issued	425,000	500,000	250,000
Redeemed	—	(125,000)	—
Net increase (decrease) in shares from share transactions	425,000	375,000	250,000

(a)
Commencement of operations was September 13, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Exchange-Traded Funds	October 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Active China ETF
March 15, 2023 (f) through October 31, 2023	$48.00	$0.75	$(8.14)	$(7.39)	$—	$—	$—
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Year Ended October 31, 2023	31.07	0.86	2.45	3.31	(0.91)	—	(0.91)
Year Ended October 31, 2022	47.92	1.14	(17.27)	(16.13)	(0.63)	(0.09)	(0.72)
March 10, 2021 (f) through October 31, 2021	48.00	0.66	(0.74)	(0.08)	—	—	—
JPMorgan Global Select Equity ETF
September 13, 2023 (f) through October 31, 2023	48.00	0.00 (i)	(1.94)	(1.94)	—	—	—
JPMorgan Hedged Equity Laddered Overlay ETF
September 28, 2023 (f) through October 31, 2023	50.00	0.03	(0.75)	(0.72)	—	—	—
JPMorgan International Growth ETF
Year Ended October 31, 2023	47.81	0.68	4.12	4.80	(0.48)	—	(0.48)
Year Ended October 31, 2022	79.09	0.44	(30.69)	(30.25)	(0.49)	(0.54)	(1.03)
Year Ended October 31, 2021	62.98	0.19	15.95	16.14	(0.03)	—	(0.03)
May 20, 2020 (f) through October 31, 2020	51.83	0.05	11.10	11.15	—	—	—
JPMorgan International Value ETF
September 13, 2023 (f) through October 31, 2023	48.00	0.15	(2.14)	(1.99)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the listing exchange of the Fund.

(f)	Commencement of operations.
(g)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Does not include expenses of unaffiliated Underlying Funds.
(i)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$40.61	$40.77	(15.40)%	(15.06)%(g)	$10,558,969	0.65%	2.64%	0.65%	17%

33.47	33.45	10.61	10.27	896,949,975	0.33	2.41	0.33	46
31.07	31.15	(34.15)	(34.32)	907,154,126	0.33	3.05	0.33	28
47.92	48.17	(0.17)	0.35 (g)	325,863,960	0.30 (h)	2.11	0.33 (h)	40

46.06	46.13	(4.04)	(3.90)(g)	841,676,033	0.47	0.07	0.47	8

49.28	49.28	(1.44)	(1.44)(g)	61,593,815	0.50	0.70	0.50	4

52.13	52.11	10.03	10.01	82,105,027	0.55	1.21	0.55	53
47.81	47.80	(38.72)	(38.97)	54,982,105	0.55	0.75	0.55	32
79.09	79.40	25.63	25.85	61,291,950	0.55	0.25	0.55	37
62.98	63.12	21.51	21.78 (g)	37,787,658	0.55	0.16	0.55	12

46.01	46.22	(4.15)	(3.71)(g)	11,502,565	0.55	2.46	0.55	4
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	55

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 6 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Active China ETF	Non-Diversified
JPMorgan ActiveBuilders Emerging Markets Equity ETF	Diversified
JPMorgan Global Select Equity ETF	Diversified
JPMorgan Hedged Equity Laddered Overlay ETF	Diversified
JPMorgan International Growth ETF	Diversified
JPMorgan International Value ETF	Diversified
The investment objective of JPMorgan Active China ETF (“Active China ETF”), JPMorgan ActiveBuilders Emerging Markets Equity ETF (“ActiveBuilders Emerging Markets Equity ETF”), JPMorgan Global Select Equity ETF ("Global Select Equity ETF"), JPMorgan International Growth ETF (“International Growth ETF”) and JPMorgan International Value ETF ("International Value ETF") is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Hedged Equity Laddered Overlay ETF (“Hedged Equity Laddered Overlay ETF”) is to seek to provide capital appreciation.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Active China ETF	NYSE Arca, Inc.
ActiveBuilders Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.
Global Select Equity ETF	The NASDAQ Stock Market LLC
Hedged Equity Laddered Overlay ETF	NYSE Arca, Inc.
International Growth ETF	NYSE Arca, Inc.
International Value ETF	The NASDAQ Stock Market LLC
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations

56	J.P. Morgan Exchange-Traded Funds	October 31, 2023

for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Active China ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Automobile Components	$—	$179,524	$—	$179,524
Banks	—	947,171	—	947,171
Beverages	—	650,296	—	650,296
Broadline Retail	—	717,018	—	717,018
Chemicals	—	283,753	—	283,753
Consumer Staples Distribution & Retail	—	137,513	—	137,513
Electrical Equipment	—	111,134	—	111,134
Electronic Equipment, Instruments & Components	—	578,955	—	578,955
Entertainment	—	327,444	—	327,444
Food Products	—	417,090	—	417,090

October 31, 2023	J.P. Morgan Exchange-Traded Funds	57

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Active China ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Gas Utilities	$—	$137,868	$—	$137,868
Health Care Equipment & Supplies	—	241,524	—	241,524
Health Care Providers & Services	—	134,955	—	134,955
Hotels, Restaurants & Leisure	119,570	392,648	—	512,218
Household Durables	—	494,928	—	494,928
Independent Power and Renewable Electricity Producers	—	261,656	—	261,656
Insurance	—	545,065	—	545,065
Interactive Media & Services	135,701	1,014,040	—	1,149,741
Life Sciences Tools & Services	—	189,641	—	189,641
Machinery	—	232,994	—	232,994
Media	—	184,471	—	184,471
Metals & Mining	—	117,062	—	117,062
Oil, Gas & Consumable Fuels	—	337,350	—	337,350
Pharmaceuticals	109,284	160,429	—	269,713
Real Estate Management & Development	190,436	—	—	190,436
Semiconductors & Semiconductor Equipment	—	535,679	—	535,679
Software	—	321,772	—	321,772
Technology Hardware, Storage & Peripherals	—	181,542	—	181,542
Textiles, Apparel & Luxury Goods	—	159,124	—	159,124
Total Common Stocks	554,991	9,992,646	—	10,547,637
Short-Term Investments
Investment Companies	10,004	—	—	10,004
Total Investments in Securities	$564,995	$9,992,646	$—	$10,557,641

ActiveBuilders Emerging Markets Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$574,651	$—	$574,651
Brazil	54,130,160	—	—	54,130,160
Canada	365,775	—	—	365,775
Chile	3,718,850	—	—	3,718,850
China	14,921,348	243,982,953	—	258,904,301
Colombia	553,052	—	—	553,052
Czech Republic	—	358,063	—	358,063
Ghana	634,868	—	—	634,868
Greece	1,303,260	2,806,292	—	4,109,552
Hong Kong	—	13,202,643	—	13,202,643
Hungary	960,637	2,208,227	—	3,168,864
India	12,694,794	124,002,579	—	136,697,373
Indonesia	714,895	17,977,505	—	18,692,400
Kuwait	—	826,343	—	826,343
Macau	—	833,222	—	833,222
Malaysia	429,703	3,569,596	—	3,999,299
Mexico	31,133,096	—	—	31,133,096
Panama	457,975	—	—	457,975

58	J.P. Morgan Exchange-Traded Funds	October 31, 2023

ActiveBuilders Emerging Markets Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Peru	$3,533,619	$—	$—	$3,533,619
Philippines	485,562	1,277,361	—	1,762,923
Poland	—	5,738,570	—	5,738,570
Portugal	—	2,104,541	—	2,104,541
Qatar	2,735,013	1,610,135	—	4,345,148
Russia	—	—	147,215	147,215
Saudi Arabia	7,955,763	18,885,822	—	26,841,585
South Africa	19,713,147	13,942,905	—	33,656,052
South Korea	524,535	110,585,386	—	111,109,921
Spain	—	358,022	—	358,022
Switzerland	—	189,170	—	189,170
Taiwan	—	134,767,444	—	134,767,444
Thailand	—	14,709,242	—	14,709,242
Turkey	874,172	159,401	—	1,033,573
United Arab Emirates	6,321,623	2,113,859	—	8,435,482
United Kingdom	154,142	1,254,388	—	1,408,530
United States	6,655,963	1,750,820	—	8,406,783
Total Common Stocks	170,971,952	719,789,140	147,215	890,908,307
Short-Term Investments
Investment Companies	4,916,639	—	—	4,916,639
Total Investments in Securities	$175,888,591	$719,789,140	$147,215	$895,824,946

Global Select Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$4,590,123	$—	$—	$4,590,123
China	7,940,746	—	—	7,940,746
Denmark	—	17,912,936	—	17,912,936
France	—	55,726,955	—	55,726,955
Germany	—	16,814,280	—	16,814,280
Hong Kong	—	5,083,501	—	5,083,501
India	7,730,102	—	—	7,730,102
Japan	—	23,848,508	—	23,848,508
Mexico	5,780,487	—	—	5,780,487
Netherlands	—	28,789,757	—	28,789,757
Singapore	—	10,531,829	—	10,531,829
South Korea	—	9,751,197	—	9,751,197
Sweden	—	7,633,586	—	7,633,586
Switzerland	—	5,555,038	—	5,555,038
Taiwan	24,494,951	—	—	24,494,951
United Kingdom	—	30,806,922	—	30,806,922
United States	559,309,973	9,043,547	—	568,353,520
Total Common Stocks	609,846,382	221,498,056	—	831,344,438

October 31, 2023	J.P. Morgan Exchange-Traded Funds	59

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Global Select Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$10,930,514	$—	$—	$10,930,514
Total Investments in Securities	$620,776,896	$221,498,056	$—	$842,274,952

Hedged Equity Laddered Overlay ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$60,411,224	$—	$—	$60,411,224
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(21)	$—	$—	$(21)
Options Written (a)
Call Options Written	(53,449)	—	—	(53,449)
Put Options Written	(40,678)	—	—	(40,678)
Total Depreciation in Other Financial Instruments	$(94,148)	$—	$—	$(94,148)

(a)	Please refer to the SOI for specifics of portfolio holdings.

International Growth ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,765,825	$—	$1,765,825
Belgium	—	551,559	—	551,559
Brazil	1,294,838	—	—	1,294,838
Canada	4,531,052	—	—	4,531,052
China	1,797,759	4,766,045	—	6,563,804
Denmark	—	2,676,588	—	2,676,588
France	—	9,074,295	—	9,074,295
Germany	—	3,058,639	—	3,058,639
Hong Kong	—	798,530	—	798,530
India	1,569,053	—	—	1,569,053
Indonesia	792,682	1,236,927	—	2,029,609
Italy	—	343,569	—	343,569
Japan	—	12,071,622	—	12,071,622
Mexico	1,015,835	—	—	1,015,835
Netherlands	205,295	4,267,460	—	4,472,755
Singapore	—	1,285,248	—	1,285,248
South Korea	—	509,639	—	509,639
Spain	—	2,059,686	—	2,059,686
Sweden	—	2,693,956	—	2,693,956
Switzerland	—	1,165,126	—	1,165,126
Taiwan	4,179,821	—	—	4,179,821
United Kingdom	—	9,355,276	—	9,355,276
United States	2,328,795	5,556,720	—	7,885,515
Total Common Stocks	17,715,130	63,236,710	—	80,951,840

60	J.P. Morgan Exchange-Traded Funds	October 31, 2023

International Growth ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$1,033,189	$—	$—	$1,033,189
Total Investments in Securities	$18,748,319	$63,236,710	$—	$81,985,029

International Value ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$589,497	$—	$589,497
Austria	64,375	83,688	—	148,063
Belgium	—	36,953	—	36,953
Brazil	255,864	—	—	255,864
Canada	631,669	—	—	631,669
Chile	27,286	—	—	27,286
China	—	1,065,069	—	1,065,069
Denmark	—	147,418	—	147,418
Finland	—	141,667	—	141,667
France	—	657,726	—	657,726
Germany	—	612,760	—	612,760
Greece	—	33,709	—	33,709
Hong Kong	—	104,022	—	104,022
Hungary	—	36,066	—	36,066
India	39,943	—	—	39,943
Indonesia	—	32,758	—	32,758
Ireland	—	66,486	—	66,486
Italy	68,359	481,421	—	549,780
Japan	—	2,031,681	—	2,031,681
Luxembourg	—	6,528	—	6,528
Mexico	35,489	—	—	35,489
Netherlands	—	425,978	—	425,978
Norway	36,634	95,423	—	132,057
Poland	—	47,157	—	47,157
Singapore	—	72,003	—	72,003
South Africa	149,073	110,992	—	260,065
South Korea	—	718,158	—	718,158
Spain	—	289,104	—	289,104
Sweden	—	155,497	—	155,497
Switzerland	32,213	325,554	—	357,767
Taiwan	—	350,629	—	350,629
Thailand	—	61,044	—	61,044
Turkey	26,910	—	—	26,910
United Kingdom	31,882	578,454	—	610,336
United States	—	239,986	—	239,986
Total Common Stocks	1,399,697	9,597,428	—	10,997,125
Exchange-Traded Funds	108,403	—	—	108,403

October 31, 2023	J.P. Morgan Exchange-Traded Funds	61

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
International Value ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$336,217	$—	$—	$336,217
Total Investments in Securities	$1,844,317	$9,597,428	$—	$11,441,745
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
ActiveBuilders Emerging Markets Equity ETF	$3
International Growth ETF	157
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
ActiveBuilders Emerging Markets Equity ETF and International Growth ETF did not have any securities out on loan at October 31, 2023. Active China ETF, Global Select Equity ETF, Hedged Equity Laddered Overlay ETF and International Value ETF did not lend out any securities during the year ended October 31, 2023.

62	J.P. Morgan Exchange-Traded Funds	October 31, 2023

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Active China ETF
For the period ended October 31, 2023
Security Description	Value at March 15, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (b) (c)	$—	$11,630,343	$11,619,765	$(575)	$1	$10,004	10,000	$3,317	$—

(a)	Commencement of operations was March 15, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.

ActiveBuilders Emerging Markets Equity ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$3,448,509	$202,171,774	$200,713,928	$9,594	$690	$4,916,639	4,914,673	$191,415	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	—	744,540	744,540	—	—	—	—	243 *	—
Total	$3,448,509	$202,916,314	$201,458,468	$9,594	$690	$4,916,639		$191,658	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Global Select Equity ETF
For the period ended October 31, 2023
Security Description	Value at September 13, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (b) (c)	$—	$22,206,596	$11,276,079	$(179)	$176	$10,930,514	10,926,144	$34,824	$—

(a)	Commencement of operations was September 13, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	63

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Hedged Equity Laddered Overlay ETF
For the period ended October 31, 2023
Security Description	Value at September 28, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	$—	$19,452,157	$19,000,972	$—	$—	$451,185	451,185	$12,405	$—

(a)	Commencement of operations was September 28, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.

International Growth ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	$749,113	$2,972,140	$3,721,253	$—	$—	$—	—	$7,966 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	2,455,095	21,691,779	23,113,685	—	—	1,033,189	1,033,189	62,958	—
Total	$3,204,208	$24,663,919	$26,834,938	$—	$—	$1,033,189		$70,924	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Value ETF
For the period ended October 31, 2023
Security Description	Value at September 13, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	$—	$8,710,925	$8,374,708	$—	$—	$336,217	336,217	$3,517	$—

(a)	Commencement of operations was September 13, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported

64	J.P. Morgan Exchange-Traded Funds	October 31, 2023

realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options  — Hedged Equity Laddered Overlay ETF purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund’s exchange-traded option contracts are not subject to  master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts —Hedged Equity Laddered Overlay ETF used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is  required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	65

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Fund's options and futures contracts activity during the year ended October 31, 2023:
Hedged Equity Laddered Overlay ETF
Futures Contracts:
Average Notional Balance Long	$331,230 (a)
Ending Notional Balance Long	842,350
Exchange-Traded Options:
Average Number of Contracts Purchased	668 (a)
Average Number of Contracts Written	(1,336)(a)
Ending Number of Contracts Purchased	1,419
Ending Number of Contracts Written	(2,838)

(a)	For the period September 28, 2023 through October 31, 2023.
The Fund's derivatives contracts held at October 31, 2023 are not accounted for as hedging instruments under GAAP.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

66	J.P. Morgan Exchange-Traded Funds	October 31, 2023

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
J. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually for Active China ETF, ActiveBuilders Emerging Markets Equity ETF, Global Select Equity ETF, International Growth ETF and International Value ETF, and at least quarterly for Hedged Equity Laddered Overlay ETF. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Active China ETF	$—	$4,973	$(4,973)
ActiveBuilders Emerging Markets Equity ETF	9,685,139	2,161,126	(11,846,265)
Global Select Equity ETF	—	(77,524)	77,524
International Growth ETF	—	214,065	(214,065)
International Value ETF	—	(1,749)	1,749
The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains or losses and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Management Fee — Pursuant to each Fund’s Management Agreement, the Adviser is paid a management fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

Active China ETF	0.65%
ActiveBuilders Emerging Markets Equity ETF	0.33
Global Select Equity ETF	0.47
Hedged Equity Laddered Overlay ETF	0.50
International Growth ETF	0.55
International Value ETF	0.55
The Adviser, with respect to Active China ETF, has entered into an investment sub-advisory agreement with JPMorgan Asset Management (Asia Pacific) Limited (“JPMAM (AP)”), an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“Sub-Advisory Agreement”). For its services as sub-adviser, JPMAM (AP) receives a portion of the fees payable to the Adviser.
Pursuant to the Sub-Advisory agreement, JPMAM (AP) is responsible for the day-to-day investment decisions of Active China ETF. JPMIM has obtained  a “managers of managers”  exemptive order from the SEC, as expanded by subsequent SEC staff no-action relief  (the “Exemptive Order”), upon which Active China ETF may rely, which grants exemptions from certain provisions of the 1940 Act. Pursuant to the Exemptive Order, JPMIM is permitted, subject to supervision and  approval of the Board, to enter into and materially amend sub-advisory agreements with affiliated and  unaffiliated sub-advisers without such agreements being approved by the shareholders of Active China ETF. Accordingly, Active China ETF and JPMIM may hire, terminate, or replace affiliated and unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	67

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
JPMIM will continue to have ultimate responsibility, subject to oversight of the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.
Active China ETF has selected JPMAM (AP) to manage all of Active China ETF’s assets. Shareholders will be notified of any changes in sub-advisers. Shareholders of Active China ETF have the right to terminate a sub-advisory agreement for Active China ETF at any time by a vote of the majority of the outstanding voting securities of Active China ETF. The Exemptive Order also permits Active China ETF to disclose to shareholders the management fees only in the aggregate.
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other  — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Active China ETF	$14,657,025	$1,776,031
ActiveBuilders Emerging Markets Equity ETF	444,498,192	473,059,036
Global Select Equity ETF	47,013,417	21,799,134
Hedged Equity Laddered Overlay ETF	26,544,578	1,548,271
International Growth ETF	46,882,371	42,049,543

68	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value ETF	$10,153,216	$452,351
During the year ended October 31, 2023, there were no purchases or sales of U.S. Government securities.
For the year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
ActiveBuilders Emerging Markets Equity ETF	$43,330,458	$109,428,293
Global Select Equity ETF	810,414,113	—
Hedged Equity Laddered Overlay ETF	35,422,040	—
International Growth ETF	20,628,880	—
International Value ETF	1,986,103	—
During the year ended October 31, 2023, the Funds delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Active China ETF	$12,654,834	$100,586	$2,197,779	$(2,097,193)
ActiveBuilders Emerging Markets Equity ETF	1,048,714,911	28,575,344	181,465,309	(152,889,965)
Global Select Equity ETF	845,786,281	17,326,552	20,837,881	(3,511,329)
Hedged Equity Laddered Overlay ETF	60,857,247	1,422,698	1,962,869	(540,171)
International Growth ETF	83,275,833	5,446,806	6,737,610	(1,290,804)
International Value ETF	11,973,728	123,906	655,889	(531,983)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
ActiveBuilders Emerging Markets Equity ETF	$26,488,020	$26,488,020
International Growth ETF	548,251	548,251

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	69

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
ActiveBuilders Emerging Markets Equity ETF	$5,165,856	$—	$5,165,856
International Growth ETF	426,147	397,492	823,639

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Active China ETF	$202,582	$(236,737)	$(2,097,197)
ActiveBuilders Emerging Markets Equity ETF	22,314,362	(130,572,141)	(153,284,005)
Global Select Equity ETF	202,411	(1,001,211)	(3,509,842)
Hedged Equity Laddered Overlay ETF	28,799	(147,186)	(540,171)
International Growth ETF	1,220,047	(14,592,859)	(1,293,068)
International Value ETF	39,254	(52,875)	(532,272)
The cumulative timing differences primarily consist of tax adjustments on certain investments and wash sale loss deferrals.
At October 31, 2023, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Active China ETF	$236,737	$—
ActiveBuilders Emerging Markets Equity ETF	80,921,269	49,650,872
Global Select Equity ETF	1,001,211	—
Hedged Equity Laddered Overlay ETF	147,186	—
International Growth ETF	8,005,243	6,587,616
International Value ETF	52,875	—
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for Active China ETF, Global Select Equity ETF, Hedged Equity Laddered Overlay ETF (for negotiated redemptions only), International Growth ETF and International Value ETF, and plus at least 110% for ActiveBuilders Emerging Markets Equity ETF of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

70	J.P. Morgan Exchange-Traded Funds	October 31, 2023

7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
As of October 31, 2023, the Funds had no borrowings outstanding from another fund, or loans outstanding to another fund. Average borrowings from the Facility during the year ended October 31, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
ActiveBuilders Emerging Markets Equity ETF	$2,328,244	5.94%	2	$763
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds, excluding JPMorgan Global Select Equity ETF, Hedged Equity Laddered Overlay ETF and International Value ETF, (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended October 31, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2023, JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
JPMorgan SmartRetirement Funds
ActiveBuilders Emerging Markets Equity ETF	49.9%
Global Select Equity ETF	97.7
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	71

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
As of October 31, 2023, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
Active China ETF	77%
International Value ETF	80
Significant shareholder transactions by the Adviser may impact the Funds' performance.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.
Investments in Mainland China, Hong Kong, Taiwan and Macau are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Chinese operating companies sometimes rely on Variable Interest Entity (VIE) structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as Active China ETF). It is unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors. The market value of Active China ETF’s associated portfolio holdings would likely fall, causing substantial investment losses.
As of October 31, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:
	Active China ETF	ActiveBuilders Emerging Markets Equity ETF	International Growth ETF	International Value ETF
China	99.9%	28.9%	— %	— %
France	—	—	11.1	—
India	—	15.3	—	—
Japan	—	—	14.7	17.8
South Korea	—	12.4	—	—
Taiwan	—	15.0	—	—
United Kingdom	—	—	11.4	—
As of October 31, 2023, a significant portion of the investments of the Funds consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain

72	J.P. Morgan Exchange-Traded Funds	October 31, 2023

markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Funds' ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. ActiveBuilders Emerging Markets Equity ETF invests a substantial portion of its assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
Additionally, the Funds may have substantial difficulties exercising their legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the
Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the six funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (six of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan Active China ETF (1)
JPMorgan ActiveBuilders Emerging Markets Equity ETF (2)
JPMorgan Global Select Equity ETF (3)
JPMorgan Hedged Equity Laddered Overlay ETF (4)
JPMorgan International Growth ETF (2)
JPMorgan International Value ETF (3)

(1)	Statement of operations and statement of changes in net assets for the period March 15, 2023 (commencement of operations) through October 31, 2023
(2)	Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for the years ended October 31, 2023 and 2022
(3)	Statement of operations and statement of changes in net assets for the period September 13, 2023 (commencement of operations) through October 31, 2023
(4)	Statement of operations and statement of changes in net assets for the period September 28, 2023 (commencement of operations) through October 31, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

74	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Exchange-Traded Funds	75

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

76	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	77

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

78	J.P. Morgan Exchange-Traded Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	79

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

80	J.P. Morgan Exchange-Traded Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Active China ETF
Actual *	$1,000.00	$851.00	$3.03	0.65%
Hypothetical *	1,000.00	1,021.93	3.31	0.65
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Actual *	1,000.00	940.70	1.61	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
JPMorgan Global Select Equity ETF
Actual ***	1,000.00	959.60	0.61	0.47
Hypothetical *	1,000.00	1,022.84	2.40	0.47
JPMorgan Hedged Equity Laddered Overlay ETF
Actual **	1,000.00	985.60	0.45	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
JPMorgan International Growth ETF
Actual *	1,000.00	892.30	2.62	0.55
Hypothetical *	1,000.00	1,022.43	2.80	0.55
JPMorgan International Value ETF
Actual ***	1,000.00	958.50	0.71	0.55
Hypothetical *	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by
33/365 (to reflect the actual period). The Fund commenced operations on September 28, 2023.

***
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by
48/365 (to reflect the actual period). The Fund commenced operations on September 13, 2023.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	81

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

82	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENTS
(Unaudited)
JPMorgan Global Select Equity ETF, JPMorgan Hedged Equity Laddered Overlay ETF and JPMorgan International Value ETF
The Board of Trustees (the “Board” or the “Trustees”) held meetings and approved the initial management agreements (each a “Management Agreement” and collectively, the “Management Agreements”) for the JPMorgan Global Select Equity ETF (the “Global Select Equity ETF”) and JPMorgan International Value ETF (the “International Value ETF”) on May 9-11, 2023 and for JPMorgan Hedged Equity Laddered Overlay ETF (the “Hedged Equity Laddered Overlay ETF”) on August 8-10, 2023.  Each of the funds is referred to herein as a “Fund” and collectively, as the “Funds”.  The Management Agreements were approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to each Management Agreement or any of their affiliates. In connection with the approval of each Management Agreement, the Trustees reviewed written materials prepared by J.P. Morgan Investment Management Inc. (the “Adviser”) and received oral presentations from Adviser personnel.  Before voting on the proposed Management Agreements, the Trustees reviewed each Management Agreement with representatives of the Adviser and with counsel to the Funds and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreements. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed each proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below. The Trustees considered information provided with respect to the Funds and the approval of the Management Agreements. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from each Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreements was in the best interests of each Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of each Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the applicable Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel;
•  The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of each Fund;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy of each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services to be provided by the Adviser under the Management Agreements;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Funds. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.
The Trustees also considered the benefits the Adviser is expected to receive as the result of the roles JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, plays as custodian, fund accountant and transfer agent for the Funds, including the profitability of those arrangements to JPMCB.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	83

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENTS
(Unaudited)  (continued)
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that under the Management Agreements, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of each Fund under a “unitary fee structure.”  The Trustees noted that the proposed unitary management fee for each Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when a Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that each Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for management styles substantially similar to that of each Fund. For the Global Select Equity ETF, Trustees considered that the Adviser or its affiliates offer other accounts with a substantially similar investment strategy as that of the Fund.  The Trustees concluded that the fees to be charged to the Fund in comparison to those charged to such other clients were reasonable.
For the Hedged Equity Laddered Overlay ETF and International Value ETF, the Trustees considered the Adviser’s view that it does not manage other accounts with a substantially similar investment strategy as that of each of these Funds.
Investment Performance
The Trustees considered each Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fees
The Trustees considered the contractual management fee rate that will be paid by each Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as each Fund. The Trustees also considered the fees paid to JPMCB, for custody, fund accounting, transfer agency and other related services for each Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how each Fund will be positioned against peer funds, as identified by management and/or Broadridge, as well as how the peer funds included in the Broadridge data differed from the Funds. The Trustees also noted that because the Funds were not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that each Fund’s proposed management fee was fair and reasonable.

84	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
JPMorgan ActiveBuilders Emerging Markets Equity ETF and JPMorgan International Growth ETF
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements. The Board also met for the specific purpose of considering management agreement annual renewals. The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the management agreements for JPMorgan ActiveBuilders Emerging Markets Equity ETF and JPMorgan International Growth ETF (each a “Fund,” and collectively, the “Funds”) whose annual report is contained herein (each a “Management Agreement” and collectively, the “Management Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 10, 2023.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements. The Trustees also discussed the Management Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.   Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Management Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Management Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;

October 31, 2023	J.P. Morgan Exchange-Traded Funds	85

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)  (continued)
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that under the Management Agreements, the Adviser provides advisory and administrative services and is responsible for substantially all expenses of each Fund under a “unitary fee structure.”  The Trustees noted that the unitary management fee for each Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses are limited even when a Fund is new and not achieving economies of scale.  The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.

86	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.   As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:
The Trustees noted that the JPMorgan ActiveBuilders Emerging Markets Equity ETF’s performance was in the fifth quintile of the Universe for the one-year period ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the indepen dent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the JPMorgan International Growth ETF’s performance was in the fifth quintile of the Universe for the one-year period ended December 31, 2022. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees recognized that it can be difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the JPMorgan ActiveBuilders Emerging Markets Equity ETF’s net management fee and actual total expenses were in the second quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable light of the services provided to the Fund.
The Trustees noted that while Broadridge provided data for funds in the Peer Group and Universe for the JPMorgan International Growth ETF, Broadridge did not calculate quintile rankings due to the limited number of funds in both the Peer Group and Universe. After considering the fees relative to the funds in the Peer Group, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	87

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions and foreign tax credits (if applicable) treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan Active China ETF	$23,005
JPMorgan ActiveBuilders Emerging Markets Equity ETF	18,136,526
JPMorgan International Growth ETF	688,363
JPMorgan International Value ETF	790
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2023, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Active China ETF	$260,383	$23,005
JPMorgan ActiveBuilders Emerging Markets Equity ETF	32,792,869	3,623,244
JPMorgan International Growth ETF	1,637,811	140,112
JPMorgan International Value ETF	55,079	7,548

88	J.P. Morgan Exchange-Traded Funds	October 31, 2023

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-ACT-ETF-1023

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2023
Fund	Ticker	Listing Exchange
JPMorgan Social Advancement ETF	UPWD	NASDAQ Stock Market® LLC
JPMorgan Sustainable Consumption ETF	CIRC	NASDAQ Stock Market® LLC

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

October 31, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 11.26% and the S&P 500 Index returned 10.14%.

2	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Social Advancement ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	9.25%
Market Price **	9.26%
MSCI ACWI Index (net total return)	10.50%
Net Assets as of 10/31/2023	$11,578,469
Fund Ticker	UPWD
INVESTMENT OBJECTIVE ***
The JPMorgan Social Advancement ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are facilitating social and economic advancement.
INVESTMENT APPROACH
The Fund may invest primarily in common stocks, depositary receipts and real estate investment trusts of companies that the adviser believes are facilitating the social and economic empowerment of people and communities across all levels of society through access to goods and services that allow people to survive and thrive. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the investment theme of social advancement, and selects companies within key sub-themes, such as essential amenities, affordable housing and infrastructure, health care and wellbeing, education and training talent, attainable financing, and accessing the digital ecosystem.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2023, the Fund generated a positive absolute return and underperformed the MSCI All Country World Index (the “Index”).
The Fund’s security selection in the information technology and health care sectors was a leading contributor to absolute performance, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from absolute performance. The Fund had no holdings in the energy and utilities sectors.
Leading individual contributors to the Fund’s performance included Microsoft Corp., Novo Nordisk AS and Relx PLC. Shares of Microsoft, an information technology conglomerate, rose amid a general surge in large capitalization technology stocks during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Relx, a U.K. provider of research and consulting services, rose after reporting better-than expected earnings and revenue for the first half of 2023.
Leading individual detractors from the Fund’s performance included Charles Schwab Corp., Dollar General Corp. and IDP Education Ltd. Shares of Charles Schwab, a discount financial services provider, fell in March 2023 amid investor concerns about the value of its bond holdings at U.S. banks. Shares of Dollar General, a discount retail chain, fell after the company reported weaker-than-expected quarterly earnings and lowered its forecast for 2023 sales and earnings. Shares of IDP Education, an Australian education services provider, fell amid investor concerns about greater competition in the administration of English proficiency tests for student visas in Canada.
Relative to the Index, the Fund’s security selection in the communication services and real estate sectors was a leading detractor from performance, while the Fund’s security selection in the health care sector and its underweight position in the energy sector, where the Fund had no holdings, were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment process, the Fund’s largest allocations during the period were to the financials and health care sectors and its smallest allocations were to the materials and real estate sectors. The Fund had no allocations to the utilities and energy sectors.
The Fund’s largest thematic allocations were to the health care and well-being and the attainable financing sub-themes, while its smallest allocations were to the essential amenities and education and training talent sub-themes.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Social Advancement ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.45 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NASDAQ Stock Market® LLC As of October 31, 2023, the closing price was $51.55.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.8%
2.	RELX plc (United Kingdom)	4.6
3.	UnitedHealth Group, Inc.	4.3
4.	Novo Nordisk A/S, Class B (Denmark)	4.1
5.	Vinci SA (France)	3.5
6.	ASML Holding NV (Netherlands)	3.2
7.	Mastercard, Inc., Class A	3.0
8.	Visa, Inc., Class A	2.8
9.	Waste Connections, Inc.	2.5
10.	Vertex Pharmaceuticals, Inc.	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
United States	47.6%
United Kingdom	8.3
Netherlands	6.4
Japan	6.1
Denmark	4.1
France	3.5
Ireland	2.1
Mexico	2.0
India	1.8
Germany	1.8
China	1.8
Portugal	1.6
Switzerland	1.4
Brazil	1.3
Australia	1.3
Hong Kong	1.1
Indonesia	1.1
Nigeria	1.0
Peru	1.0
Others (each less than 1.0%)	2.2
Short-Term Investments	2.5

4	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Social Advancement ETF
Net Asset Value	September 7, 2022	9.25%	6.74%
Market Price		9.26	6.92
LIFE OF FUND PERFORMANCE (9/7/22 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 7, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Social Advancement ETF and the MSCI ACWI Index (net total return) from September 7, 2022 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI ACWI Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Sustainable Consumption ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(1.22)%
Market Price **	(0.90)%
MSCI ACWI Index (net total return)	10.50%
Net Assets as of 10/31/2023	$10,405,748
Fund Ticker	CIRC
INVESTMENT OBJECTIVE ***
The JPMorgan Sustainable Consumption ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions that help preserve natural resources, improve resource use, or reduce waste.
INVESTMENT APPROACH
The Fund invests primarily in common stocks, and depositary receipts and real estate investment trusts of companies that the adviser believes are developing solutions that reduce human impact on natural resources in specific communities, regions or around the globe. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the investment theme of sustainable consumption and selects companies within key sub-themes, such as sustainable water systems, sustainable agriculture and food, sustainable production technologies, sustainable materials and design, and recycling and re-use.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2023, the Fund generated a negative absolute return and underperformed the MSCI All Country World Index (the “Index”).
The Fund’s security selection in the consumer staples and materials sectors was a leading detractor from absolute performance, while the Fund’s security selection in the information technology and industrial sectors was a leading contributor to absolute performance.
Leading individual detractors from Fund performance included Darling Ingredients Inc., Trimble Inc. and Valmont Industries Inc. Shares of Darling Ingredients, an agricultural products and services provider, fell after the company reported lower-than-expected revenue during the period. Shares of Trimble, an electronic equipment and instruments manufacturer, fell after the company reported lower-than-
expected earnings and revenue for the fourth quarter of 2022. Shares of Valmont Industries, a construction and engineering services provider, fell after the company reported weaker-than-expected revenue during the period.
Leading individual contributors to Fund performance included the Fund’s positions in Novo Nordisk AS, Cadence Design Systems Inc. and Trane Technologies PLC. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Cadence Design Systems, an applications software developer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023. Shares of Trane Technologies, a U.S. supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the period.
Relative to the Index, the Fund’s security selection in the information technology and industrials sectors was a leading detractor from performance, while the Fund’s underweight positions in the financials and utilities sectors, where it had no holdings, were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment approach, the Fund’s largest allocations during the period were to the industrials and information technology sectors and the smallest allocations were to the energy and consumer discretionary sectors. The Fund had no allocations to the utilities, financials and communication services sectors.
The Fund’s largest thematic allocations were to the sustainable agriculture and food and the sustainable production technologies sub-themes and its smallest allocations were to the sustainable materials and design and recycling and re-use sub-themes.

6	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.25 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NASDAQ Stock Market® LLC As of October 31, 2023, the closing price was $46.54.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Xylem, Inc.	3.3%
2.	Trane Technologies plc	3.2
3.	UnitedHealth Group, Inc.	2.9
4.	Autodesk, Inc.	2.8
5.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.7
6.	Brambles Ltd. (Australia)	2.5
7.	Ecolab, Inc.	2.5
8.	NXP Semiconductors NV (China)	2.4
9.	SIG Group AG (Switzerland)	2.3
10.	Tetra Tech, Inc.	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
United States	52.7%
Japan	7.2
France	4.1
Switzerland	3.4
Germany	3.4
United Kingdom	3.2
Ireland	2.9
China	2.8
Taiwan	2.7
Australia	2.5
Canada	2.5
Finland	2.2
Sweden	2.0
Denmark	1.8
Netherlands	1.7
Norway	1.2
Short-Term Investments	3.7

October 31, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Sustainable Consumption ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Sustainable Consumption ETF
Net Asset Value	September 7, 2022	(1.22)%	(2.84)%
Market Price		(0.90)	(2.31)
LIFE OF FUND PERFORMANCE (9/7/22 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 7, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Sustainable Consumption ETF and the MSCI ACWI Index (net total return) from September 7, 2022 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI ACWI Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Social Advancement ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.1%
Australia — 1.3%
IDP Education Ltd.	4,239	58,567
Stockland, REIT	39,708	89,619
		148,186
Belgium — 0.8%
KBC Group NV	1,763	97,026
Brazil — 1.3%
Raia Drogasil SA	29,128	149,114
China — 1.7%
NXP Semiconductors NV	1,152	198,639
Denmark — 4.0%
Novo Nordisk A/S, Class B	4,819	464,919
France — 3.4%
Vinci SA	3,585	396,409
Germany — 1.7%
adidas AG	1,136	201,990
Hong Kong — 1.1%
AIA Group Ltd.	14,800	128,520
India — 1.8%
Apollo Hospitals Enterprise Ltd.	1,943	112,505
HDFC Bank Ltd.	5,360	95,111
		207,616
Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk. PT	376,200	117,632
Ireland — 2.0%
Kerry Group plc, Class A	1,250	96,555
Kingspan Group plc	2,041	137,357
		233,912
Italy — 0.5%
FinecoBank Banca Fineco SpA	5,006	59,054
Japan — 6.0%
Katitas Co. Ltd.	3,300	44,047
LITALICO, Inc.	3,100	41,652
Recruit Holdings Co. Ltd.	3,800	108,956
T&D Holdings, Inc.	9,900	176,608
Tokio Marine Holdings, Inc.	5,400	120,810
Tokyo Electron Ltd.	1,500	198,207
		690,280
Mexico — 2.0%
Wal-Mart de Mexico SAB de CV	63,621	227,961
INVESTMENTS	SHARES	VALUE($)

Netherlands — 6.3%
ASML Holding NV	607	364,880
Koninklijke Ahold Delhaize NV	8,075	239,115
NN Group NV	3,770	120,913
		724,908
Nigeria — 1.0%
Airtel Africa plc (a)	84,262	116,038
Peru — 1.0%
Credicorp Ltd.	909	113,589
Portugal — 1.6%
Jeronimo Martins SGPS SA	7,874	181,534
South Africa — 0.7%
Vodacom Group Ltd.	15,838	86,220
Switzerland — 1.4%
DSM-Firmenich AG	1,067	96,729
Sika AG (Registered)	274	65,571
		162,300
United Kingdom — 8.1%
AstraZeneca plc	1,122	140,479
B&M European Value Retail SA	17,388	111,940
RELX plc	14,728	514,415
Taylor Wimpey plc	125,148	169,030
		935,864
United States — 46.4%
AbbVie, Inc.	1,253	176,899
Analog Devices, Inc.	842	132,472
Boston Scientific Corp. *	5,329	272,792
Charles Schwab Corp. (The)	2,214	115,217
CSX Corp.	2,844	84,893
Deere & Co.	640	233,830
Dollar General Corp.	345	41,069
Fiserv, Inc. *	1,134	128,993
Intuit, Inc.	432	213,818
Intuitive Surgical, Inc. *	460	120,621
Lam Research Corp.	244	143,526
Mastercard, Inc., Class A	897	337,586
Microsoft Corp.	2,922	987,958
NIKE, Inc., Class B	1,580	162,377
Pathward Financial, Inc.	1,854	83,968
Roche Holding AG	373	96,126
Skyline Champion Corp. *	2,709	158,829
SLM Corp.	5,463	71,019
Sun Communities, Inc., REIT	1,509	167,861
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Social Advancement ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Thermo Fisher Scientific, Inc.	278	123,646
Union Pacific Corp.	720	149,479
UnitedHealth Group, Inc.	908	486,288
Vertex Pharmaceuticals, Inc. *	775	280,635
Visa, Inc., Class A	1,322	310,802
Waste Connections, Inc.	2,215	286,842
		5,367,546
Total Common Stocks (Cost $10,264,740)		11,009,257
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (b) (c)(Cost $277,030)	276,958	277,069
Total Investments — 97.5% (Cost $10,541,770)		11,286,326
Other Assets Less Liabilities — 2.5%		292,143
NET ASSETS — 100.0%		11,578,469

Percentages indicated are based on net assets.

Abbreviations
PT	Limited liability company
REIT	Real Estate Investment Trust
SGPS	Holding company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Software	10.7%
Semiconductors & Semiconductor Equipment	9.2
Consumer Staples Distribution & Retail	7.4
Financial Services	6.9
Pharmaceuticals	6.2
Professional Services	5.5
Health Care Providers & Services	5.3
Banks	5.0
Insurance	4.8
Biotechnology	4.1
Construction & Engineering	3.5
Health Care Equipment & Supplies	3.5
Textiles, Apparel & Luxury Goods	3.2
Household Durables	2.9
Commercial Services & Supplies	2.5
Ground Transportation	2.1
Machinery	2.1
Wireless Telecommunication Services	1.8
Residential REITs	1.5
Chemicals	1.4
Building Products	1.2
Life Sciences Tools & Services	1.1
Capital Markets	1.0
Broadline Retail	1.0
Others (each less than 1.0%)	3.6
Short-Term Investments	2.5
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Sustainable Consumption ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.7%
Australia — 2.5%
Brambles Ltd.	31,044	259,086
Canada — 2.5%
RB Global, Inc.	1,623	106,210
West Fraser Timber Co. Ltd.	2,217	149,623
		255,833
China — 2.8%
Chacha Food Co. Ltd., Class A	8,400	42,368
NXP Semiconductors NV	1,416	244,161
		286,529
Denmark — 1.8%
Novo Nordisk A/S, Class B	1,942	187,357
Finland — 2.2%
UPM-Kymmene OYJ	6,823	229,771
France — 4.0%
Dassault Systemes SE	3,466	142,776
Legrand SA	1,731	149,742
SPIE SA	4,889	128,569
		421,087
Germany — 3.4%
GEA Group AG	2,214	75,720
Infineon Technologies AG	6,058	176,955
Siemens AG (Registered)	733	97,268
		349,943
Ireland — 2.9%
Kerry Group plc, Class A	1,865	144,060
Kingspan Group plc	2,387	160,642
		304,702
Japan — 7.1%
FANUC Corp.	6,100	151,380
Hitachi Ltd.	2,400	152,128
Keyence Corp.	500	193,559
Kubota Corp.	5,600	75,316
Kurita Water Industries Ltd.	2,300	69,882
Topcon Corp.	10,900	99,395
		741,660
Netherlands — 1.7%
ASML Holding NV	298	179,134
INVESTMENTS	SHARES	VALUE($)

Norway — 1.2%
Norsk Hydro ASA	15,451	88,113
TOMRA Systems ASA	4,095	32,458
		120,571
Sweden — 2.0%
Atlas Copco AB, Class A	8,787	113,783
Boliden AB	3,490	89,460
		203,243
Switzerland — 3.4%
SIG Group AG	11,064	243,925
Sika AG (Registered)	465	111,279
		355,204
Taiwan — 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,279	283,010
United Kingdom — 3.2%
CNH Industrial NV	11,511	126,391
Tate & Lyle plc	26,799	205,372
		331,763
United States — 52.3%
Advanced Drainage Systems, Inc.	1,326	141,657
AGCO Corp.	1,033	118,444
Airbnb, Inc., Class A *	1,031	121,957
Autodesk, Inc. *	1,479	292,295
Badger Meter, Inc.	354	49,047
Boston Scientific Corp. *	2,281	116,764
Cadence Design Systems, Inc. *	706	169,334
Carrier Global Corp.	4,872	232,200
Danaher Corp.	972	186,643
Darling Ingredients, Inc. *	2,613	115,730
Deere & Co.	626	228,715
Dover Corp.	1,393	181,020
Ecolab, Inc.	1,538	257,984
Elevance Health, Inc.	292	131,426
Hologic, Inc. *	1,766	116,856
Intuitive Surgical, Inc. *	473	124,030
LKQ Corp.	2,459	107,999
Rayonier, Inc., REIT	4,117	103,913
Roche Holding AG	788	203,075
Rockwell Automation, Inc.	389	102,233
Schneider Electric SE	1,063	163,550
Sprouts Farmers Market, Inc. *	2,002	84,124
Tetra Tech, Inc.	1,557	234,967
Trane Technologies plc	1,747	332,472
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Sustainable Consumption ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Trex Co., Inc. *	2,415	135,747
Trimble, Inc. *	4,576	215,667
UnitedHealth Group, Inc.	553	296,165
Valmont Industries, Inc.	460	90,579
Veralto Corp. *	323	22,287
Watts Water Technologies, Inc., Class A	319	55,190
Weyerhaeuser Co., REIT	8,071	231,557
Xylem, Inc.	3,657	342,076
Zoetis, Inc.	891	139,887
		5,445,590
Total Common Stocks (Cost $10,345,701)		9,954,483
Short-Term Investments — 3.6%
Investment Companies — 3.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)(Cost $380,064)	379,952	380,104
Total Investments — 99.3% (Cost $10,725,765)		10,334,587
Other Assets Less Liabilities — 0.7%		71,161
NET ASSETS — 100.0%		10,405,748

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Machinery	15.2%
Building Products	9.7
Semiconductors & Semiconductor Equipment	8.5
Commercial Services & Supplies	7.1
Software	5.9
Electronic Equipment, Instruments & Components	5.4
Pharmaceuticals	5.1
Food Products	4.9
Health Care Providers & Services	4.1
Electrical Equipment	4.0
Paper & Forest Products	3.7
Chemicals	3.6
Health Care Equipment & Supplies	3.5
Specialized REITs	3.2
Industrial Conglomerates	2.4
Containers & Packaging	2.4
Life Sciences Tools & Services	1.8
Metals & Mining	1.7
Hotels, Restaurants & Leisure	1.2
Distributors	1.0
Others (each less than 1.0%)	1.9
Short-Term Investments	3.7
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023

	JPMorgan Social Advancement ETF	JPMorgan Sustainable Consumption ETF
ASSETS:
Investments in non-affiliates, at value	$11,009,257	$9,954,483
Investments in affiliates, at value	277,069	380,104
Cash	52,083	47,538
Foreign currency, at value	2,136	3,390
Receivables:
Investment securities sold	293,754	3,493
Dividends from non-affiliates	16,146	12,106
Dividends from affiliates	41	58
Tax reclaims	3,987	4,274
Due from adviser	—	302
Total Assets	11,654,473	10,405,748
LIABILITIES:
Payables:
Investment securities purchased	75,902	—
Accrued liabilities:
Management fees (See Note 3.A.)	102	—
Total Liabilities	76,004	—
Net Assets	$11,578,469	$10,405,748
NET ASSETS:
Paid-in-Capital	$10,723,102	$10,721,311
Total distributable earnings (loss)	855,367	(315,563)
Total Net Assets	$11,578,469	$10,405,748
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	225,000	225,000
Net asset value, per share	$51.46	$46.25
Cost of investments in non-affiliates	$10,264,740	$10,345,701
Cost of investments in affiliates	277,030	380,064
Cost of foreign currency	2,127	3,425
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	13

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023

	JPMorgan Social Advancement ETF	JPMorgan Sustainable Consumption ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$9	$31
Interest income from affiliates	831	821
Dividend income from non-affiliates	224,200	181,592
Dividend income from affiliates	11,190	6,769
Foreign taxes withheld (net)	(19,499)	(14,064)
Total investment income	216,731	175,149
EXPENSES:
Management fees (See Note 3.A.)	57,523	55,778
Interest expense to affiliates	1	3
Total expenses	57,524	55,781
Net investment income (loss)	159,207	119,368
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	37,383	(26,107)
Investments in affiliates	(75)	(24)
Foreign currency transactions	3,252	589
Net realized gain (loss)	40,560	(25,542)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	785,949	(219,746)
Investments in affiliates	111	128
Foreign currency translations	(10)	(36)
Change in net unrealized appreciation/depreciation	786,050	(219,654)
Net realized/unrealized gains (losses)	826,610	(245,196)
Change in net assets resulting from operations	$985,817	$(125,828)
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Social Advancement ETF		JPMorgan Sustainable Consumption ETF
	Year Ended October 31, 2023	Period Ended October 31, 2022 (a)	Year Ended October 31, 2023	Period Ended October 31, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$159,207	$14,136	$119,368	$9,414
Net realized gain (loss)	40,560	(42,592)	(25,542)	16,687
Change in net unrealized appreciation/depreciation	786,050	(41,602)	(219,654)	(171,673)
Change in net assets resulting from operations	985,817	(70,058)	(125,828)	(145,572)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(60,392)	—	(44,163)	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	—	10,723,102	—	10,721,311
NET ASSETS:
Change in net assets	925,425	10,653,044	(169,991)	10,575,739
Beginning of period	10,653,044	—	10,575,739	—
End of period	$11,578,469	$10,653,044	$10,405,748	$10,575,739
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$—	$10,723,102	$—	$10,721,311
Total change in net assets resulting from capital transactions	$—	$10,723,102	$—	$10,721,311
SHARE TRANSACTIONS:
Issued	—	225,000	—	225,000
Net increase in shares from transactions	—	225,000	—	225,000

(a)
Commencement of operations was September 7, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Social Advancement ETF
Year Ended October 31, 2023	$47.35	$0.71	$3.67	$4.38	$(0.27)
September 7, 2022 (f) through October 31, 2022	48.00	0.07	(0.72)	(0.65)	—
JPMorgan Sustainable Consumption ETF
Year Ended October 31, 2023	47.00	0.53	(1.08)	(0.55)	(0.20)
September 7, 2022 (f) through October 31, 2022	48.00	0.04	(1.04)	(1.00)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The closing price was used to calculate the market price return.

(f)	Commencement of operations.
(g)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate (c)

$51.46	$51.55	9.27%	9.26%	$11,578,469	0.49%	1.35%	27%
47.35	47.44	(1.35)	(1.17)(g)	10,653,044	0.49	1.00	6

46.25	46.54	(1.20)	(0.90)	10,405,748	0.49	1.05	37
47.00	47.15	(2.08)	(1.77)(g)	10,575,739	0.49	0.66	1
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Social Advancement ETF	Non-Diversified
JPMorgan Sustainable Consumption ETF	Non-Diversified
The investment objective of JPMorgan Social Advancement ETF ("Social Advancement ETF") is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are facilitating social and economic advancement.
The investment objective of JPMorgan Sustainable Consumption ETF ("Sustainable Consumption ETF") is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions that help preserve natural resources, improve resource use, or reduce waste.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Social Advancement ETF	NASDAQ Stock Market® LLC
Sustainable Consumption ETF	NASDAQ Stock Market® LLC
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. A cash amount may be substituted if a Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

18	J.P. Morgan Exchange-Traded Funds	October 31, 2023

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Social Advancement ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$148,186	$—	$148,186
Belgium	—	97,026	—	97,026
Brazil	149,114	—	—	149,114
China	198,639	—	—	198,639
Denmark	—	464,919	—	464,919
France	—	396,409	—	396,409
Germany	—	201,990	—	201,990
Hong Kong	—	128,520	—	128,520
India	—	207,616	—	207,616
Indonesia	—	117,632	—	117,632
Ireland	—	233,912	—	233,912
Italy	—	59,054	—	59,054
Japan	—	690,280	—	690,280
Mexico	227,961	—	—	227,961
Netherlands	—	724,908	—	724,908
Nigeria	116,038	—	—	116,038
Peru	113,589	—	—	113,589
Portugal	—	181,534	—	181,534
South Africa	86,220	—	—	86,220
Switzerland	—	162,300	—	162,300
United Kingdom	—	935,864	—	935,864
United States	5,271,420	96,126	—	5,367,546
Total Common Stocks	6,162,981	4,846,276	—	11,009,257

October 31, 2023	J.P. Morgan Exchange-Traded Funds	19

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Social Advancement ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$277,069	$—	$—	$277,069
Total Investments in Securities	$6,440,050	$4,846,276	$—	$11,286,326

Sustainable Consumption ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$259,086	$—	$259,086
Canada	255,833	—	—	255,833
China	244,161	42,368	—	286,529
Denmark	—	187,357	—	187,357
Finland	—	229,771	—	229,771
France	—	421,087	—	421,087
Germany	—	349,943	—	349,943
Ireland	—	304,702	—	304,702
Japan	—	741,660	—	741,660
Netherlands	—	179,134	—	179,134
Norway	—	120,571	—	120,571
Sweden	—	203,243	—	203,243
Switzerland	—	355,204	—	355,204
Taiwan	283,010	—	—	283,010
United Kingdom	331,763	—	—	331,763
United States	5,078,965	366,625	—	5,445,590
Total Common Stocks	6,193,732	3,760,751	—	9,954,483
Short-Term Investments
Investment Companies	380,104	—	—	380,104
Total Investments in Securities	$6,573,836	$3,760,751	$—	$10,334,587
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2023

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended October 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Social Advancement ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$421,937	$730,961	$875,865	$(75)	$111	$277,069	276,958	$11,190	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Sustainable Consumption ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$295,959	$952,966	$868,925	$(24)	$128	$380,104	379,952	$6,769	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

22	J.P. Morgan Exchange-Traded Funds	October 31, 2023

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
H. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Social Advancement ETF	$—	$3,253	$(3,253)
Sustainable Consumption ETF	—	589	(589)
The reclassifications for the Funds relate primarily to foreign currency gains or losses.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

Social Advancement ETF	0.49%
Sustainable Consumption ETF	0.49
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other  — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Social Advancement ETF	$3,118,930	$3,100,266
Sustainable Consumption ETF	4,084,213	4,084,954
During the year ended October 31, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Social Advancement ETF	$10,541,770	$1,245,264	$500,708	$744,556
Sustainable Consumption ETF	10,727,936	506,817	900,166	(393,349)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
Social Advancement ETF	$60,392	$60,392
Sustainable Consumption ETF	44,163	44,163

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

24	J.P. Morgan Exchange-Traded Funds	October 31, 2023

As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Social Advancement ETF	$143,551	$(24,720)	$744,448
Sustainable Consumption ETF	114,971	(29,124)	(393,498)
The cumulative timing differences primarily consist of trustee deferred compensation.
At October 31, 2023, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Social Advancement ETF	$24,720	$—
Sustainable Consumption ETF	7,409	21,715
During the year ended October 31, 2023, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
Social Advancement ETF	$37,307
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount plus at least 105% for the Funds of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended October 31, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of October 31, 2023, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
Social Advancement ETF	89%
Sustainable Consumption ETF	89
Social Advancement ETF’s investment strategy and the Adviser’s determinations of what is considered social advancement may result in Social Advancement ETF investing in securities or industry sectors that underperform the market and other funds that do not have the same considerations. Social Advancement ETF's focus on securities of issuers that, in the Adviser’s opinion, are facilitating social and economic advancement and benefit from growing demand for investments that are furthering social advancement will result in exposure to certain market segments, including essential amenities, housing and infrastructure, healthcare and wellbeing, education and training, financing, and digital technology. Such focus may result in Social Advancement ETF’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for social advancement reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies selected for their relation to the sub-themes do not operate as expected when addressing social advancement issues. Social Advancement ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The factors that the Adviser considers in evaluating social advancement and exposure to a sub-theme may change over time. There may also be differences in interpretations of what it means for a company to “facilitate social and economic advancement.” The portfolio decisions that the Adviser makes may differ with other investors’ or investment managers’ views. Social Advancement ETF is particularly exposed to, and may be negatively impacted by changes in global and regional standards, environmental protection regulatory actions, government regulation of affordable housing and medical facilities, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. In addition, scientific developments, such as breakthroughs in electrical and water engineering and advancements in technology, including digital technology and changes in governmental policies relating to Social Advancement ETF’s sub-themes, may affect investments which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on essential amenities, affordable housing, education and training, medical and wellbeing, and digital infrastructure.
Sustainable Consumption ETF’s investment strategy and the Adviser’s determinations of what is considered sustainable consumption may result in Sustainable Consumption ETF investing in securities or industry sectors that underperform the market and other funds that do not have the same considerations. Sustainable Consumption ETF’s focus on securities of issuers that, in the Adviser’s opinion, are developing solutions to facilitate sustainable consumption and benefit from growing demand for such investments will result in exposure to certain market segments, including water, agriculture, production, materials and design, and recycling and reuse. Such focus may result in Sustainable Consumption ETF’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for sustainability reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies selected for their relation to the sub-themes do not

26	J.P. Morgan Exchange-Traded Funds	October 31, 2023

operate as expected when addressing sustainability issues. Sustainable Consumption ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The factors that the Adviser considers in evaluating sustainable consumption and exposure to a sub-theme may change over time. There may also be differences in interpretations of what it means for a company to help “preserve natural resources, improve resource use, or reduce waste.” The portfolio decisions that the Adviser makes may differ with other investors’ or investment managers’ views. Sustainable Consumption ETF is particularly exposed to, and may be negatively impacted by changes in global and regional standards, environmental protection regulatory actions and government regulation of natural resources, agriculture and manufacturing, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. In addition, scientific developments, such as breakthroughs in water, agricultural, or industrial engineering and advancements in technology, including digital technology and changes in governmental policies relating to Sustainable Consumption ETF’s sub-themes, may affect investments which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on water systems, agriculture, production, materials and design, and recycling and reuse.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Funds' ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Funds each invest a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Funds may have substantial difficulties exercising their legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Subsequent Events
On November 16, 2023, the Board approved the liquidation of the Funds, which will occur on or about December 22, 2023. In connection with the liquidation, the Funds were delisted from the NASDAQ Stock Market LLC exchange effective December 18, 2023.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Social Advancement ETF and JPMorgan Sustainable Consumption ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Social Advancement ETF and JPMorgan Sustainable Consumption ETF (two of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for the year ended October 31, 2023 and the period September 7, 2022 (commencement of operations) through October 31, 2022, including the related notes, and the financial highlights for the year ended October 31, 2023, and for the period from September 7, 2022 (commencement of operations) through October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended October 31, 2023 and the period September 7, 2022 (commencement of operations) through October 31, 2022 and each of the financial highlights for the year ended October 31, 2023, and for the period from September 7, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

28	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Exchange-Traded Funds	29

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

30	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	31

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

32	J.P. Morgan Exchange-Traded Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	33

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

34	J.P. Morgan Exchange-Traded Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Social Advancement ETF
Actual	$1,000.00	$955.30	$2.41	0.49%
Hypothetical	1,000.00	1,022.73	2.50	0.49
JPMorgan Sustainable Consumption ETF
Actual	1,000.00	903.80	2.35	0.49
Hypothetical	1,000.00	1,022.73	2.50	0.49

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	35

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

36	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements. The Board also met for the specific purpose of considering management agreement annual renewals. The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the management agreements for each Fund whose annual report is contained herein (each a “Management Agreement” and collectively, the “Management Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 10, 2023.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”). This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Broadridge did not include performance information for the Funds because each Fund had less than one year of performance. The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements.  The Trustees also discussed the Management Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.   Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighting the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Management Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Management Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

October 31, 2023	J.P. Morgan Exchange-Traded Funds	37

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)  (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which each Fund may benefit from potential economies of scale.  The Trustees noted that each Fund has a “unitary” management fee which does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when a Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and

38	J.P. Morgan Exchange-Traded Funds	October 31, 2023

responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds.
The Trustees considered the brief operating history of the Funds and discussed each Fund’s performance.  The Trustees also discussed the performance and the investment strategy of each Fund with the Adviser.  Based on these discussions and various other factors, the Trustees concluded each Fund’s performance was satisfactory.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category as each Fund.  This review included ranking of each Fund within an expense universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that the Peer Group and/or Universe quintile rankings were not calculated if the number of funds in the Peer Group and/or Universe did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it can be difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts.  The Trustees considered how the Funds are positioned against peer funds, as identified by management and/or Broadridge and noted that each Fund’s management fee was appropriate as compared to identified peer funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the JPMorgan Social Advancement ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Sustainable Consumption ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	39

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2023:
Dividends Received Deduction
JPMorgan Social Advancement ETF	84.65%
JPMorgan Sustainable Consumption ETF	100.00
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions and foreign tax credits (if applicable)  treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan Social Advancement ETF	$60,392
JPMorgan Sustainable Consumption ETF	44,163

40	J.P. Morgan Exchange-Traded Funds	October 31, 2023

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-ESG-ETF-1023

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2023
Fund	Ticker	Listing Exchange
JPMorgan Climate Change Solutions ETF	TEMP	NYSE Arca, Inc.
JPMorgan Sustainable Infrastructure ETF	BLLD	NASDAQ Stock Market® LLC

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

October 31, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 11.26% and the S&P 500 Index returned 10.14%.

2	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Climate Change Solutions ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(2.77)%
Market Price **	(3.04)%
MSCI ACWI Index (net total return)	10.50%
Net Assets as of 10/31/2023	$18,812,513
Fund Ticker	TEMP
INVESTMENT OBJECTIVE ***
The JPMorgan Climate Change Solutions ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions to address climate change.
INVESTMENT APPROACH
The Fund may invest primarily in common stocks that the adviser believes are currently, or in the process of, providing solutions to address climate change, or implementing business practices in response to climate change. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the investment theme of climate change solutions and selects companies within key sub-themes, including sustainable transportation, sustainable construction, sustainable food and water, renewable energy and electrification, recycling and re-use.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2023, the Fund generated a negative absolute return and underperformed the MSCI ACWI Index (the “Index”).
The Fund’s security selection in the information technology and industrial sectors was a leading detractor from absolute performance, while the Fund’s security selection in the industrials and materials sectors was a leading contributor to absolute performance.
Leading individual detractors from Fund performance included Samsung SDI Co., SolardEdge Technologies Inc. and Enphase Energy Inc. Shares of Samsung SDI, a South Korean manufacturer of flat-screen televisions and electric vehicle batteries, fell amid weaker sales of electric vehicles during the second half of the period. Shares of SolarEdge Technologies, an Israeli semiconductor materials and equipment manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and lowered its forecast for the fourth quarter. Shares of Enphase Energy, a manufacturer of semiconductor materials and equipment for the solar energy industry, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and lowered its forecast for the fourth quarter.
Leading individual contributors to Fund performance included Schneider Electric SE, Infineon Technologies AG and Carrier Global Corp. Schneider Electric, a French electrical components and equipment manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the first half of the period. Shares of Infineon Technologies, a German semiconductor manufacturer, rose after the company raised its earnings and revenue forecast during the period. Shares of Carrier Global, a U.S. building products manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2023 and raised its earnings forecast for the full year 2023.
Relative to the Index, the Fund’s security selection in the information technology and industrials sectors was a leading detractor from performance, while the Fund’s underweight positions in the health care sector and the financials sector, where it had no holdings, was a leading contributor to relative performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment approach, the Fund’s largest allocations during the period were to the industrials and information technology sectors and the smallest allocations were to the health care and consumer discretionary sectors. The Fund had no holdings in the communication services, energy, consumer staples and financials sectors.
The Fund’s largest thematic allocations were to the renewable energy and electrification and the sustainable construction sub-themes, while its smallest allocations were to the recycling and re-use and the sustainable transportation sub-themes.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Climate Change Solutions ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $34.21 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $34.26.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Iberdrola SA (Spain)	5.0%
2.	Xylem, Inc.	4.7
3.	Schneider Electric SE	3.8
4.	Trane Technologies plc	3.7
5.	Dassault Systemes SE (France)	3.7
6.	Prysmian SpA (Italy)	3.6
7.	Quanta Services, Inc.	3.5
8.	Autodesk, Inc.	3.3
9.	Hitachi Ltd. (Japan)	3.4
10.	Keyence Corp. (Japan)	3.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
United States	47.8%
Japan	6.9
Switzerland	6.0
Spain	5.7
Germany	5.6
France	5.5
United Kingdom	5.4
Italy	3.6
Ireland	2.8
Finland	2.3
Netherlands	2.2
Canada	1.8
Sweden	1.1
Others (each less than 1.0%)	2.2
Short-Term Investments	1.1

4	J.P. Morgan Exchange-Traded Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Climate Change Solutions ETF
Net Asset Value	December 13, 2021	(2.77)%	(15.97)%
Market Price		(3.04)	(15.90)
LIFE OF FUND PERFORMANCE (12/13/21 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on December 13, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Climate Change Solutions ETF and the MSCI ACWI Index (net total return) from December 13, 2021 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI ACWI Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Sustainable Infrastructure ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(0.59)%
Market Price **	(0.68)%
MSCI ACWI Index (net total return)	10.50%
Net Assets as of 10/31/2023	$22,253,121
Fund Ticker	BLLD
INVESTMENT OBJECTIVE ***
The JPMorgan Sustainable Infrastructure ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are well-positioned to develop the infrastructure required to facilitate a sustainable and inclusive economy.
INVESTMENT APPROACH
The Fund may invest primarily in common stocks, real estate investment trusts and depositary receipts of companies that the adviser believes are facilitating access to essential goods and services, improved connectivity, social infrastructure, and environmental resilience, or are in the process of developing products or services to facilitate such access. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the investment theme of sustainable infrastructure and selects companies within key sub-themes, such as electricity infrastructure, renewables infrastructure, transport infrastructure, water infrastructure, digital infrastructure, sustainable logistics, medical infrastructure, and social housing and education infrastructure.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2023, the Fund generated a negative absolute return and underperformed the MSCI ACWI Index (the “Index”).
The Fund’s security selection in the information technology and industrials sectors were leading detractors from absolute performance, while the Fund’s security selection in the utilities and real estate sectors was a leading contributor to absolute performance.
Leading individual detractors from Fund performance included Alexandria Real Estate Equities Inc., SolarEdge Technologies Inc. and Alfen NV. Shares of Alexandria Real Estate Equities, a U.S. office real estate investment trust, fell amid investor concerns about commercial property vacancies in the U.S. and after the company reported lower-than-expected revenue for the third quarter of 2023. Shares of SolarEdge Technologies, an Israeli semiconductor materials and equipment manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and lowered its forecast for the fourth quarter. Shares of Alfen, a Dutch electrical equipment manufacturer, fell after the company lowered its revenue forecast amid slower demand for electric vehicle charging stations.
Leading individual contributors to Fund performance included Enel SpA, Digital Realty Trust Inc. and Vonovia SE. Shares of Enel, an Italian electric utility, rose after the company reported earnings and revenue growth for the first quarter of 2023 and reaffirmed its strategic plans for 2023-2025. Shares of Digital Realty Trust, a U.S. data center real estate investment trust, rose amid increased demand in the information technology sector during the period and after the company reported better-than-expected revenue for the third quarter of 2023. Shares of Vonovia, a German residential real estate company, rose amid investor expectations for growth in Germany’s economy.
Relative to the Index, the Fund’s security selection in the information technology and industrials sectors was a leading detractor from performance, while the Fund’s underweight positions in the health care sector and in the consumer staples sector, where it had no holdings, was a leading contributor to relative performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment process, the Fund’s largest allocations during the period were to the utilities and real estate sectors and the smallest allocations were to the consumer discretionary and financials sectors. The Fund has no allocations to the materials, energy and consumer staples sectors.
The Fund’s largest thematic allocations were to environmental resilience themes, including electricity infrastructure, water

6	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $42.39 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NASDAQ Stock Market® LLC As of October 31, 2023, the closing price was $42.45.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
infrastructure and renewables infrastructure. The Fund’s smallest thematic allocations were to social housing and education infrastructure and medical infrastructure.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	SSE plc (United Kingdom)	4.5%
2.	Engie SA (France)	4.3
3.	Union Pacific Corp.	3.8
4.	Canadian National Railway Co. (Canada)	3.5
5.	Digital Realty Trust, Inc.	3.2
6.	Sabra Health Care REIT, Inc.	3.1
7.	NARI Technology Co. Ltd., Class A (China)	2.9
8.	Physicians Realty Trust	2.8
9.	LondonMetric Property plc (United Kingdom)	2.5
10.	Assura plc (United Kingdom)	2.4

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
United States	38.2%
United Kingdom	16.2
France	8.9
Spain	8.8
Italy	4.5
China	4.3
Canada	3.5
Germany	3.3
Brazil	2.3
Australia	2.2
Belgium	1.6
Singapore	1.2
Portugal	1.0
Others (each less than 1.0%)	1.6
Short-Term Investments	2.4

October 31, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Sustainable Infrastructure ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Sustainable Infrastructure ETF
Net Asset Value	September 7, 2022	(0.59)%	(9.68)%
Market Price		(0.68)	(9.57)
LIFE OF FUND PERFORMANCE (9/7/22 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 7, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Sustainable Infrastructure ETF and the MSCI ACWI Index (net total return) from September 7, 2022 to October 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI ACWI Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Climate Change Solutions ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.5%
Canada — 1.8%
West Fraser Timber Co. Ltd.	4,944	333,664
China — 0.9%
Contemporary Amperex Technology Co. Ltd., Class A	3,320	84,022
NARI Technology Co. Ltd., Class A	27,320	84,072
		168,094
Denmark — 0.3%
Orsted A/S (a)	540	26,092
Vestas Wind Systems A/S *	1,775	38,473
		64,565
Finland — 2.3%
UPM-Kymmene OYJ	12,760	429,705
France — 5.4%
Dassault Systemes SE	16,770	690,813
Neoen SA (a)	1,446	38,184
Nexans SA	1,043	73,885
SPIE SA	8,086	212,642
		1,015,524
Germany — 5.5%
Encavis AG *	2,878	37,583
Infineon Technologies AG	6,427	187,734
Mercedes-Benz Group AG	5,922	348,417
Siemens AG (Registered)	3,496	463,915
		1,037,649
Ireland — 2.8%
Kingspan Group plc	7,743	521,095
Italy — 3.6%
Prysmian SpA	17,876	669,403
Japan — 6.8%
Hitachi Ltd.	9,800	621,189
Keyence Corp.	1,600	619,390
Kurita Water Industries Ltd.	1,200	36,460
		1,277,039
Netherlands — 2.1%
Alfen N.V. * (a)	671	21,153
Arcadis NV	9,091	384,230
		405,383
Norway — 0.1%
TOMRA Systems ASA	1,896	15,028
INVESTMENTS	SHARES	VALUE($)

South Korea — 0.9%
LG Energy Solution Ltd. *	280	80,267
Samsung SDI Co. Ltd.	261	82,642
		162,909
Spain — 5.6%
EDP Renovaveis SA	5,144	82,751
Iberdrola SA	83,264	926,064
Solaria Energia y Medio Ambiente SA *	2,942	44,132
		1,052,947
Sweden — 1.1%
Boliden AB	7,812	200,246
Switzerland — 5.9%
ABB Ltd. (Registered)	15,558	522,713
DSM-Firmenich AG	819	74,247
Sika AG (Registered)	2,163	517,627
		1,114,587
United Kingdom — 5.3%
CNH Industrial NV	36,457	400,298
Spirax-Sarco Engineering plc	385	38,428
SSE plc	28,519	566,774
		1,005,500
United States — 47.1%
AGCO Corp.	3,381	387,665
Array Technologies, Inc. *	14,756	255,721
Autodesk, Inc. *	3,145	621,546
Carrier Global Corp.	9,599	457,488
Cognex Corp.	1,061	38,185
Deere & Co.	1,360	496,890
Eaton Corp. plc	552	114,766
Enphase Energy, Inc. *	164	13,051
First Solar, Inc. *	1,158	164,957
Hubbell, Inc.	1,318	355,992
Johnson Controls International plc	5,528	270,983
Linde plc	1,557	595,023
NextEra Energy, Inc.	8,045	469,024
ON Semiconductor Corp. *	1,105	69,217
Quanta Services, Inc.	3,850	643,412
Rayonier, Inc., REIT	8,589	216,786
Schneider Electric SE	4,582	704,974
Shoals Technologies Group, Inc., Class A *	2,157	33,132
SolarEdge Technologies, Inc. *	166	12,608
TE Connectivity Ltd.	1,567	184,671
Tetra Tech, Inc.	1,545	233,156
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Climate Change Solutions ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Trane Technologies plc	3,657	695,964
Trex Co., Inc. *	5,442	305,895
Trimble, Inc. *	1,615	76,115
Weyerhaeuser Co., REIT	20,152	578,161
Xylem, Inc.	9,316	871,418
		8,866,800
Total Common Stocks (Cost $20,903,524)		18,340,138
Short-Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (b) (c)(Cost $195,563)	195,505	195,583
Total Investments — 98.5% (Cost $21,099,087)		18,535,721
Other Assets Less Liabilities — 1.5%		276,792
NET ASSETS — 100.0%		18,812,513

Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Electrical Equipment	16.4%
Building Products	12.1
Machinery	12.1
Electric Utilities	10.7
Software	7.1
Chemicals	6.4
Industrial Conglomerates	5.8
Electronic Equipment, Instruments & Components	5.4
Specialized REITs	4.3
Paper & Forest Products	4.1
Construction & Engineering	3.5
Semiconductors & Semiconductor Equipment	2.4
Commercial Services & Supplies	2.4
Professional Services	2.1
Automobiles	1.9
Independent Power and Renewable Electricity Producers	1.1
Metals & Mining	1.1
Short-Term Investments	1.1
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan Sustainable Infrastructure ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.4%
Australia — 2.2%
Goodman Group, REIT	16,513	218,499
NEXTDC Ltd. *	23,012	172,794
Ramsay Health Care Ltd.	2,888	89,424
		480,717
Austria — 0.5%
Verbund AG	1,247	108,348
Belgium — 1.6%
Elia Group SA/NV	1,211	114,992
Warehouses De Pauw CVA, REIT	9,519	235,524
		350,516
Brazil — 2.3%
Transmissora Alianca de Energia Eletrica S/A	74,891	503,259
Canada — 3.5%
Canadian National Railway Co.	7,295	771,665
China — 4.3%
China Longyuan Power Group Corp. Ltd., Class H	244,000	206,553
Contemporary Amperex Technology Co. Ltd., Class A	4,120	104,268
NARI Technology Co. Ltd., Class A	208,740	642,357
		953,178
France — 8.9%
Engie SA	60,151	956,695
Getlink SE	30,146	486,818
Neoen SA (a)	3,481	91,922
Veolia Environnement SA	16,118	441,640
		1,977,075
Germany — 3.3%
E.ON SE	25,936	308,590
Vonovia SE	18,389	423,353
		731,943
Italy — 4.5%
Enel SpA	64,824	411,476
Infrastrutture Wireless Italiane SpA (a)	21,448	234,852
Terna - Rete Elettrica Nazionale	47,189	361,328
		1,007,656
Japan — 0.6%
Kurita Water Industries Ltd.	4,800	145,841
Portugal — 1.0%
EDP - Energias de Portugal SA	55,189	231,932
INVESTMENTS	SHARES	VALUE($)

Singapore — 1.2%
Parkway Life, REIT	108,000	264,952
South Korea — 0.4%
Samsung SDI Co. Ltd.	298	94,357
Spain — 8.8%
Cellnex Telecom SA (a)	9,297	273,295
Corp. ACCIONA Energias Renovables SA	11,899	322,061
EDP Renovaveis SA	14,756	237,379
Endesa SA	25,424	478,344
Iberdrola SA	31,021	345,016
Solaria Energia y Medio Ambiente SA *	20,076	301,152
		1,957,247
United Kingdom — 16.2%
Assura plc, REIT	1,052,929	523,943
Grainger plc	77,881	215,258
LondonMetric Property plc, REIT	273,558	551,261
National Grid plc	39,801	474,546
Severn Trent plc	7,775	250,995
SSE plc	50,582	1,005,245
UNITE Group plc (The), REIT	31,823	336,768
United Utilities Group plc	19,211	248,467
		3,606,483
United States — 38.1%
Alexandria Real Estate Equities, Inc., REIT	5,389	501,878
American Tower Corp., REIT	2,313	412,154
CMS Energy Corp.	6,128	332,996
Digital Realty Trust, Inc., REIT	5,673	705,494
Equinix, Inc., REIT	146	106,527
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	10,910	186,997
HCA Healthcare, Inc.	958	216,642
Itron, Inc. *	2,183	125,042
NextEra Energy, Inc.	8,256	481,325
Norfolk Southern Corp.	1,618	308,698
PG&E Corp. *	24,579	400,638
Physicians Realty Trust, REIT	57,291	622,180
Prologis, Inc., REIT	2,729	274,947
Public Service Enterprise Group, Inc.	3,816	235,256
Sabra Health Care REIT, Inc., REIT	50,633	690,634
SBA Communications Corp., REIT	1,115	232,622
Sempra	4,375	306,381
Union Pacific Corp.	4,042	839,160
Ventas, Inc., REIT	11,352	482,006
Welltower, Inc., REIT	3,358	280,762
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Sustainable Infrastructure ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Weyerhaeuser Co., REIT	11,881	340,866
Xylem, Inc.	4,364	408,209
		8,491,414
Total Common Stocks (Cost $23,059,517)		21,676,583
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (b) (c)(Cost $522,094)	521,937	522,146
Total Investments — 99.8% (Cost $23,581,611)		22,198,729
Other Assets Less Liabilities — 0.2%		54,392
NET ASSETS — 100.0%		22,253,121

Percentages indicated are based on net assets.

Abbreviations
CVA	Certificaten Van Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	20.0%
Multi-Utilities	13.8
Health Care REITs	12.9
Ground Transportation	8.6
Specialized REITs	8.1
Industrial REITs	5.8
Independent Power and Renewable Electricity Producers	5.2
Electrical Equipment	3.4
Real Estate Management & Development	2.9
Machinery	2.5
Diversified Telecommunication Services	2.3
Office REITs	2.2
Water Utilities	2.2
Transportation Infrastructure	2.2
Residential REITs	1.5
Health Care Providers & Services	1.4
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	1.6
Short-Term Investments	2.4
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023

	JPMorgan Climate Change Solutions ETF	JPMorgan Sustainable Infrastructure ETF
ASSETS:
Investments in non-affiliates, at value	$18,340,138	$21,676,583
Investments in affiliates, at value	195,583	522,146
Cash	440,973	50,458
Foreign currency, at value	1,236	2
Receivables:
Investment securities sold	318,219	848
Dividends from non-affiliates	20,312	1,502
Dividends from affiliates	29	79
Tax reclaims	19,779	5,924
Total Assets	19,336,269	22,257,542
LIABILITIES:
Payables:
Investment securities purchased	520,733	—
Accrued liabilities:
Management fees (See Note 3.A.)	3,023	4,421
Total Liabilities	523,756	4,421
Net Assets	$18,812,513	$22,253,121
NET ASSETS:
Paid-in-Capital	$26,388,065	$24,627,196
Total distributable earnings (loss)	(7,575,552)	(2,374,075)
Total Net Assets	$18,812,513	$22,253,121
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	550,000	525,000
Net asset value, per share	$34.20	$42.39
Cost of investments in non-affiliates	$20,903,524	$23,059,517
Cost of investments in affiliates	195,563	522,094
Cost of foreign currency	1,265	10
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	13

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023

	JPMorgan Climate Change Solutions ETF	JPMorgan Sustainable Infrastructure ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$45
Interest income from affiliates	3,295	783
Dividend income from non-affiliates	334,373	377,054
Dividend income from affiliates	4,780	13,511
Non-cash dividend income from non-affiliates	35,025	31,135
Income from securities lending (net) (See Note 2.C.)	664	—
Foreign taxes withheld (net)	(33,241)	(23,857)
Total investment income	344,898	398,671
EXPENSES:
Management fees (See Note 3.A.)	104,804	74,919
Interest expense to affiliates	72	1
Total expenses	104,876	74,920
Net investment income (loss)	240,022	323,751
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,093,029)	(1,275,188)
Investments in affiliates	21	(5)
Foreign currency transactions	(4,105)	(1,326)
Net realized gain (loss)	(2,097,113)	(1,276,519)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,330,779	(385,849)
Investments in affiliates	20	85
Foreign currency translations	(644)	(220)
Change in net unrealized appreciation/depreciation	1,330,155	(385,984)
Net realized/unrealized gains (losses)	(766,958)	(1,662,503)
Change in net assets resulting from operations	$(526,936)	$(1,338,752)
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Climate Change Solutions ETF		JPMorgan Sustainable Infrastructure ETF
	Year Ended October 31, 2023	Period Ended October 31, 2022 (a)	Year Ended October 31, 2023	Period Ended October 31, 2022 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$240,022	$236,078	$323,751	$8,521
Net realized gain (loss)	(2,097,113)	(3,152,866)	(1,276,519)	29,434
Change in net unrealized appreciation/depreciation	1,330,155	(3,895,303)	(385,984)	(997,062)
Change in net assets resulting from operations	(526,936)	(6,812,091)	(1,338,752)	(959,107)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(221,237)	(15,288)	(76,216)	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	—	26,388,065	14,003,003	10,624,193
NET ASSETS:
Change in net assets	(748,173)	19,560,686	12,588,035	9,665,086
Beginning of period	19,560,686	—	9,665,086	—
End of period	$18,812,513	$19,560,686	$22,253,121	$9,665,086
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$—	$26,388,065	$14,003,003	$10,624,193
Total change in net assets resulting from capital transactions	$—	$26,388,065	$14,003,003	$10,624,193
SHARE TRANSACTIONS:
Issued	—	550,000	300,000	225,000
Net increase in shares from transactions	—	550,000	300,000	225,000

(a)
Commencement of operations was December 13, 2021.
(b)
Commencement of operations was September 7, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Climate Change Solutions ETF
Year Ended October 31, 2023	$35.56	$0.44	$(1.40)	$(0.96)	$(0.40)
December 13, 2021 (f) through October 31, 2022	48.00	0.43	(12.84)	(12.41)	(0.03)
JPMorgan Sustainable Infrastructure ETF
Year Ended October 31, 2023	42.96	0.97	(1.20)	(0.23)	(0.34)
September 7, 2022 (f) through October 31, 2022	48.00	0.04	(5.08)	(5.04)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The closing price was used to calculate the market price return.

(f)	Commencement of operations.
(g)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate (c)

$34.20	$34.26	(2.80)%	(3.04)%	$18,812,513	0.49%	1.12%	43%
35.56	35.71	(25.87)	(25.56)(g)	19,560,686	0.49	1.26	32

42.39	42.45	(0.59)	(0.68)	22,253,121	0.49	2.11	75
42.96	43.06	(10.50)	(10.29)(g)	9,665,086	0.49	0.64	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Climate Change Solutions ETF	Non-Diversified
JPMorgan Sustainable Infrastructure ETF	Non-Diversified
The investment objective of JPMorgan Climate Change Solutions ETF (“Climate Change Solutions ETF”) is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions to address climate change.
The investment objective of JPMorgan Sustainable Infrastructure ETF ("Sustainable Infrastructure ETF") is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are well-positioned to develop the infrastructure required to facilitate a sustainable and inclusive economy.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Climate Change Solutions ETF	NYSE Arca, Inc.
Sustainable Infrastructure ETF	NASDAQ Stock Market® LLC
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. A cash amount may be substituted if a Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

18	J.P. Morgan Exchange-Traded Funds	October 31, 2023

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Climate Change Solutions ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$333,664	$—	$—	$333,664
China	—	168,094	—	168,094
Denmark	—	64,565	—	64,565
Finland	—	429,705	—	429,705
France	—	1,015,524	—	1,015,524
Germany	—	1,037,649	—	1,037,649
Ireland	—	521,095	—	521,095
Italy	—	669,403	—	669,403
Japan	—	1,277,039	—	1,277,039
Netherlands	—	405,383	—	405,383
Norway	—	15,028	—	15,028
South Korea	—	162,909	—	162,909
Spain	—	1,052,947	—	1,052,947
Sweden	—	200,246	—	200,246
Switzerland	—	1,114,587	—	1,114,587
United Kingdom	400,298	605,202	—	1,005,500
United States	8,161,826	704,974	—	8,866,800
Total Common Stocks	8,895,788	9,444,350	—	18,340,138
Short-Term Investments
Investment Companies	195,583	—	—	195,583
Total Investments in Securities	$9,091,371	$9,444,350	$—	$18,535,721

October 31, 2023	J.P. Morgan Exchange-Traded Funds	19

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
Sustainable Infrastructure ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$480,717	$—	$480,717
Austria	—	108,348	—	108,348
Belgium	—	350,516	—	350,516
Brazil	503,259	—	—	503,259
Canada	771,665	—	—	771,665
China	—	953,178	—	953,178
France	—	1,977,075	—	1,977,075
Germany	—	731,943	—	731,943
Italy	—	1,007,656	—	1,007,656
Japan	—	145,841	—	145,841
Portugal	—	231,932	—	231,932
Singapore	—	264,952	—	264,952
South Korea	—	94,357	—	94,357
Spain	322,061	1,635,186	—	1,957,247
United Kingdom	990,196	2,616,287	—	3,606,483
United States	8,491,414	—	—	8,491,414
Total Common Stocks	11,078,595	10,597,988	—	21,676,583
Short-Term Investments
Investment Companies	522,146	—	—	522,146
Total Investments in Securities	$11,600,741	$10,597,988	$—	$22,198,729
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Climate Change Solutions ETF	$18
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Sustainable Infrastructure ETF did not lend out any securities during the year ended October 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Climate Change Solutions ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$—	$771,444	$575,902	$21	$20	$195,583	195,505	$4,780	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	—	800,972	800,972	—	—	—	—	1,554 *	—
Total	$—	$1,572,416	$1,376,874	$21	$20	$195,583		$6,334	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Sustainable Infrastructure ETF
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$109,193	$2,983,644	$2,570,771	$(5)	$85	$522,146	521,937	$13,511	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
H. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Climate Change Solutions ETF	$—	$(269)	$269
Sustainable Infrastructure ETF	—	2,281	(2,281)
The reclassifications for the Funds relate primarily to foreign currency gains or losses and redesignation of dividends.

22	J.P. Morgan Exchange-Traded Funds	October 31, 2023

3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

Climate Change Solutions ETF	0.49%
Sustainable Infrastructure ETF	0.49
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other  — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Climate Change Solutions ETF	$8,983,089	$9,115,552
Sustainable Infrastructure ETF	12,305,821	11,171,169
During the year ended October 31, 2023, there were no purchases or sales of U.S. Government securities.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
For the year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
Sustainable Infrastructure ETF	$12,743,694	$—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Climate Change Solutions ETF	$21,114,220	$181,999	$2,760,498	$(2,578,499)
Sustainable Infrastructure ETF	23,596,987	516,494	1,914,752	(1,398,258)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Climate Change Solutions ETF	$221,237	$—	$221,237
Sustainable Infrastructure ETF	73,332	2,884	76,216

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Total Distributions Paid
Climate Change Solutions ETF	$15,288	$15,288

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Climate Change Solutions ETF	$237,521	$(5,219,858)	$(2,580,281)
Sustainable Infrastructure ETF	293,622	(1,261,363)	(1,398,422)
The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.
At October 31, 2023, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Climate Change Solutions ETF	$3,953,712	$1,266,146
Sustainable Infrastructure ETF	966,654	294,709

24	J.P. Morgan Exchange-Traded Funds	October 31, 2023

6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount plus at least 105% for the Funds of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended October 31, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
As of October 31, 2023, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
Climate Change Solutions ETF	82%
Sustainable Infrastructure ETF	36
Climate Change Solutions ETF’s investment strategy may result in the Climate Change Solutions ETF investing in securities or industry sectors that underperform the market. The Climate Change Solutions ETF’s focus on securities of issuers that, in the Adviser’s opinion, are developing solutions to address climate change and benefit from growing demand for such solutions will result in exposure to certain market segments including transportation, construction, food and water, renewable energy and electrification and recycling and reuse. Climate Change Solutions ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. Climate Change Solutions ETF is particularly exposed to, and may be negatively impacted by changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. Companies involved in renewable energy and electrification also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of climate change, and changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, pollution control and mitigation of climate change. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. The Adviser may consider certain factors related to climate change that may cause it to perform differently compared to funds that do not have such considerations. The consideration of these factors may result in the Climate Change Solutions ETF forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for climate change reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies identified by the Adviser do not operate as expected when addressing climate changes issues. There are significant differences in interpretations of what it means for a company to have solutions that address climate change.
Sustainable Infrastructure ETF’s investment strategy and the Adviser’s determinations of what is considered sustainable infrastructure may result in Sustainable Infrastructure ETF investing in securities or industry sectors that underperform the market and other funds that do not have the same considerations. Sustainable Infrastructure ETF’s focus on securities of issuers that, in the Adviser’s opinion, are developing solutions to address sustainable infrastructure and benefit from growing demand for such solutions will result in exposure to certain market segments, including certain types of utilities, electricity, renewables, transportation, water, digital, sustainable logistics, and medical. Such focus may result in Sustainable Infrastructure ETF’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for sustainability reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies selected for their relation to the sub-themes do not operate as expected when addressing sustainability issues. Sustainable Infrastructure ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The factors that the Adviser considers in evaluating sustainable infrastructure may change over time. There may also be differences in interpretations of what it means for a company to “facilitate a sustainable and inclusive economy.” The portfolio decisions that the Adviser makes may differ with other investors’ or investment managers’ views. Sustainable Infrastructure ETF is particularly exposed to, and may be negatively impacted by changes in global and regional standards, environmental protection regulatory actions, government regulation of medical facilities, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. In addition, scientific developments, such as breakthroughs in electrical and water engineering and advancements in technology, including digital technology and changes in governmental policies relating to infrastructure, may affect investments in infrastructure which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, transportation, and digital infrastructure.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2023, the following Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:
Sustainable Infrastructure ETF
United Kingdom	16.2%
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

26	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Funds' ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Funds each invest a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Funds may have substantial difficulties exercising their legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (two of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan Climate Change Solutions ETF (1)
JPMorgan Sustainable Infrastructure ETF (2)

(1)
Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for the year ended October 31, 2023 and the period December 13, 2021 (commencement of operations) through October 31, 2022

(2)
Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for the year ended October 31, 2023 and the period September 7, 2022 (commencement of operations) through October 31, 2022

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

28	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Exchange-Traded Funds	29

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

30	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	31

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

32	J.P. Morgan Exchange-Traded Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	33

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

34	J.P. Morgan Exchange-Traded Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Climate Change Solutions ETF
Actual	$1,000.00	$872.20	$2.31	0.49%
Hypothetical	1,000.00	1,022.73	2.50	0.49
JPMorgan Sustainable Infrastructure ETF
Actual	1,000.00	887.40	2.33	0.49
Hypothetical	1,000.00	1,022.73	2.50	0.49

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	35

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

36	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements. The Board also met for the specific purpose of considering management agreement annual renewals. The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the management agreements for the Funds whose annual report is contained herein (each a “Management Agreement” and collectively, the “Management Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 10, 2023.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance for the JPMorgan Climate Change Solutions ETF only, and expense information for both Funds, compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Broadridge did not include performance information for the JPMorgan Sustainable Infrastructure ETF because the Fund had less than one year of performance. The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the
Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements. The Trustees also discussed the Management Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Management Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Management Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;

October 31, 2023	J.P. Morgan Exchange-Traded Funds	37

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)  (continued)
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that under the Management Agreements, the Adviser provides advisory and administrative services and is responsible for substantially all expenses of each Fund under a “unitary fee structure.”  The Trustees noted that unitary management fee for each Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses are limited even when a Fund is new and not achieving economies of scale.  The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.

38	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and relative performance information for the JPMorgan Climate Change Solutions ETF in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the JPMorgan Climate Change Solutions ETF within a performance universe comprised of funds with the same Morningstar investment classification and objective as the JPMorgan Climate Change Solutions ETF (the “Universe”), by total return for the applicable one-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in the Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Trustees also considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:
The Trustees noted that the JPMorgan Climate Change Solutions ETF’s performance was in the first quintile of the Universe for the one-year period ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees considered the brief operating history of the JPMorgan Sustainable Infrastructure ETF, and discussed the Fund’s performance.  The Trustees also discussed the performance and the investment strategy of the Fund with the Adviser.  Based on these discussions and various other factors, the Trustees concluded the Fund’s performance was satisfactory.
Management Fees and Expense Ratios
The Trustees considered that under the Management Agreements, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of each Fund (“unitary fee structure”). The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it can be difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that while Broadridge provided data for funds in the Peer Group and Universe for the JPMorgan Climate Change Solutions ETF and JPMorgan Sustainable Infrastructure ETF, Broadridge did not calculate quintile rankings due to the limited number of funds in both the Peer Group and Universe. After considering the fees relative to the funds in the Peer Group, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	39

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2023:
Dividends Received Deduction
JPMorgan Climate Change Solutions ETF	30.26%
JPMorgan Sustainable Infrastructure ETF	60.31
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2023:
Long-Term Capital Gain Distribution
JPMorgan Sustainable Infrastructure ETF	$2,884
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions and foreign tax credits (if applicable)  treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan Climate Change Solutions ETF	$253,196
JPMorgan Sustainable Infrastructure ETF	95,511
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2023, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Climate Change Solutions ETF	$295,794	$31,959
JPMorgan Sustainable Infrastructure ETF	282,286	22,178

40	J.P. Morgan Exchange-Traded Funds	October 31, 2023

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-SUS-ETF-1023

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2023
Fund	Ticker	Listing Exchange
JPMorgan International Research Enhanced Equity ETF	JIRE	NYSE Arca, Inc.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

October 31, 2023	J.P. Morgan Exchange-Traded Funds	1

JPMorgan International Research Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	17.17%
Market Price **	17.54%
MSCI EAFE Index (net total return)	14.40%
Net Assets as of 10/31/2023	$5,086,537,039
Fund Ticker	JIRE
INVESTMENT OBJECTIVE***
The JPMorgan International Research Enhanced Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in foreign companies and may modestly overweight equity securities that the adviser considers undervalued, while modestly underweighting or not holding equity securities that appear overvalued. The Fund seeks to outperform the MSCI Europe, Australasia, Far East (EAFE) Index (net total return) (the “Benchmark”) over time, while maintaining similar risk characteristics, including sector and geographic risks.
HOW DID MARKETS PERFORM?
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of the 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and the Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed the Benchmark for the twelve months ended October 31, 2023.
By sector, the Fund’s security selection in the financial services and the consumer cyclical & services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology - semiconductors & hardware and the retail sectors was a leading detractor from relative performance.
By region, the Fund’s security selection in Europe and the Pacific, excluding Japan, was a leading contributor to performance relative to the Benchmark, while the Fund’s allocation to Japan was the sole regional detractor from relative performance.
Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.
HOW WAS THE FUND POSITIONED?
Using the fundamental equity insights generated by analysts, the Fund’s adviser took overweight positions in securities included within the universe of the Benchmark that it considered undervalued, while underweighting or not holding securities in the Benchmark that the adviser considered overvalued.

2	J.P. Morgan Exchange-Traded Funds	October 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $52.83 as of October 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of October 31, 2023, the closing price was $53.01.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novo Nordisk A/S, Class B (Denmark)	2.8%
2.	Nestle SA (Registered)	2.5
3.	ASML Holding NV (Netherlands)	2.2
4.	Shell plc (Netherlands)	2.0
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
6.	AstraZeneca plc (United Kingdom)	1.8
7.	Roche Holding AG	1.7
8.	BP plc (United Kingdom)	1.5
9.	Allianz SE (Registered) (Germany)	1.4
10.	Air Liquide SA (France)	1.4

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	22.8%
United Kingdom	13.1
France	12.2
United States	7.9
Germany	7.7
Australia	6.5
Netherlands	6.1
Switzerland	5.1
Denmark	3.4
Sweden	2.5
Hong Kong	2.1
Spain	2.0
Singapore	1.1
Italy	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	3.9

October 31, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan International Research Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan International Research Enhanced Equity ETF
Net Asset Value	October 28, 1992*	17.17%	4.60%	3.27%
Market Price		17.54	4.67	3.31

*	Inception date for Class R6 Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan International Research Enhanced Equity ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to close of business on June 10, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 1, 2017. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is October 28, 1992.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on June 13, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the MSCI EAFE Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE (Europe, Australasia, Far East) Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	October 31, 2023

JPMorgan International Research Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.6%
Australia — 6.5%
ANZ Group Holdings Ltd.	453,413	7,149,860
Aurizon Holdings Ltd.	963,063	2,097,661
BHP Group Ltd.	2,023,820	57,289,238
Brambles Ltd.	571,227	4,767,321
Commonwealth Bank of Australia	396,748	24,406,312
Dexus, REIT	791,837	3,270,437
Glencore plc	817,695	4,331,192
Goodman Group, REIT	1,628,257	21,544,949
GPT Group (The), REIT	1,375,238	3,173,814
Insurance Australia Group Ltd.	1,505,097	5,429,695
Macquarie Group Ltd.	184,459	18,960,536
Medibank Pvt Ltd.	3,930,089	8,576,550
Mirvac Group, REIT	4,473,733	5,190,666
National Australia Bank Ltd.	639,934	11,463,941
Newcrest Mining Ltd.	266,969	4,001,331
QBE Insurance Group Ltd.	1,430,270	14,182,710
Rio Tinto Ltd.	591,354	44,173,019
Rio Tinto plc	300,522	19,173,460
Santos Ltd.	3,154,615	15,392,815
Wesfarmers Ltd.	258,734	8,324,464
Westpac Banking Corp.	1,809,425	23,760,975
Woodside Energy Group Ltd.	237,452	5,171,658
Woolworths Group Ltd.	791,675	17,721,463
		329,554,067
Belgium — 0.5%
KBC Group NV	417,645	22,985,031
China — 0.5%
BOC Hong Kong Holdings Ltd.	3,575,000	9,454,231
Prosus NV *	602,298	16,843,615
Xinyi Glass Holdings Ltd.	1,389,300	1,596,334
		27,894,180
Denmark — 3.3%
Carlsberg A/S, Class B	203,822	24,290,123
Genmab A/S *	16,676	4,714,020
Novo Nordisk A/S, Class B	1,459,280	140,785,842
		169,789,985
Finland — 0.9%
Nokia OYJ	1,988,288	6,622,356
Nordea Bank Abp	3,933,065	41,423,898
		48,046,254
France — 12.2%
Air Liquide SA	400,140	68,564,891
INVESTMENTS	SHARES	VALUE($)

France — continued
Airbus SE	270,090	36,212,645
AXA SA	256,349	7,595,730
BNP Paribas SA	657,886	37,831,094
Capgemini SE	236,446	41,786,816
Engie SA	2,287,732	36,386,122
Kering SA	26,099	10,614,507
Legrand SA	387,689	33,537,573
L'Oreal SA	149,795	62,963,440
LVMH Moet Hennessy Louis Vuitton SE	137,853	98,693,178
Orange SA	1,998,876	23,510,876
Pernod Ricard SA	64,410	11,437,697
Safran SA	249,248	38,937,410
Societe Generale SA	824,591	18,530,018
TotalEnergies SE	549,403	36,731,702
Vinci SA	501,753	55,481,037
		618,814,736
Germany — 7.7%
adidas AG	72,036	12,808,563
Allianz SE (Registered)	294,400	68,961,006
BASF SE	62,244	2,876,118
Bayer AG (Registered)	249,107	10,763,556
Brenntag SE	78,391	5,829,282
Deutsche Post AG	751,026	29,322,679
Deutsche Telekom AG (Registered)	1,935,148	41,999,805
Dr Ing hc F Porsche AG (Preference) (a)	132,013	11,570,286
Infineon Technologies AG	1,106,405	32,318,334
Mercedes-Benz Group AG	137,900	8,113,246
Merck KGaA	46,558	7,032,046
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	81,795	32,824,979
RWE AG	1,020,274	39,041,222
SAP SE	348,079	46,688,649
Siemens AG (Registered)	253,186	33,597,495
Symrise AG	26,338	2,691,461
Zalando SE * (b)	226,554	5,299,207
		391,737,934
Hong Kong — 2.0%
AIA Group Ltd.	4,294,800	37,295,219
CK Asset Holdings Ltd.	1,566,848	7,831,615
CLP Holdings Ltd.	341,500	2,499,364
Hong Kong Exchanges & Clearing Ltd.	557,200	19,492,335
Link, REIT	617,300	2,832,878
Prudential plc	1,367,128	14,295,222
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan International Research Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
Sun Hung Kai Properties Ltd.	659,000	6,767,077
Techtronic Industries Co. Ltd.	1,396,000	12,744,817
		103,758,527
Ireland — 0.4%
Kingspan Group plc	333,689	22,456,882
Italy — 1.0%
Enel SpA	993,343	6,305,324
FinecoBank Banca Fineco SpA	1,337,784	15,781,364
UniCredit SpA	1,167,377	29,265,693
		51,352,381
Japan — 22.7%
AGC, Inc.	193,100	6,569,087
Ajinomoto Co., Inc.	717,000	26,186,766
Asahi Group Holdings Ltd.	712,100	25,756,952
Asahi Kasei Corp.	1,077,300	6,623,009
Bridgestone Corp.	689,500	26,094,271
Central Japan Railway Co.	1,099,700	24,752,501
Daiichi Sankyo Co. Ltd.	1,261,400	32,524,183
Daikin Industries Ltd.	169,383	24,421,461
Daiwa House Industry Co. Ltd.	882,600	24,276,508
Denso Corp.	1,664,500	24,578,562
Dentsu Group, Inc.	801,500	23,280,361
Fast Retailing Co. Ltd.	31,700	7,018,266
Fuji Electric Co. Ltd.	337,100	12,834,958
Hitachi Ltd.	638,700	40,485,039
Honda Motor Co. Ltd.	2,810,616	28,805,365
Hoya Corp.	309,600	29,804,765
ITOCHU Corp.	994,000	35,804,905
Japan Airlines Co. Ltd.	219,000	4,026,049
Keyence Corp.	106,300	41,150,720
Komatsu Ltd.	97,500	2,240,199
Konami Group Corp.	233,100	12,075,068
Kyowa Kirin Co. Ltd.	915,800	14,363,677
Mitsubishi Corp.	977,100	45,548,064
Mitsubishi UFJ Financial Group, Inc.	2,204,350	18,492,616
Mitsui Fudosan Co. Ltd.	1,113,900	24,143,629
Murata Manufacturing Co. Ltd.	1,350,500	23,133,226
NIDEC Corp.	98,700	3,620,419
Nintendo Co. Ltd.	234,300	9,679,977
Nippon Paint Holdings Co. Ltd.	464,700	3,124,230
Nippon Steel Corp.	181,400	3,912,591
Nippon Telegraph & Telephone Corp.	28,872,500	33,976,455
Nomura Research Institute Ltd.	548,300	14,392,850
INVESTMENTS	SHARES	VALUE($)

Japan — continued
ORIX Corp.	1,178,700	21,436,253
Osaka Gas Co. Ltd.	328,000	6,185,354
Otsuka Corp.	494,400	19,822,782
Recruit Holdings Co. Ltd.	407,200	11,675,527
Renesas Electronics Corp. *	631,200	8,291,203
Seven & i Holdings Co. Ltd.	358,200	13,123,986
Shimadzu Corp.	243,500	5,757,872
Shin-Etsu Chemical Co. Ltd.	1,418,700	42,423,923
Shionogi & Co. Ltd.	265,300	12,353,597
Shiseido Co. Ltd.	445,000	14,113,385
SoftBank Group Corp.	157,200	6,437,980
Sony Group Corp.	606,515	50,424,982
Sumitomo Electric Industries Ltd.	1,285,300	13,493,378
Sumitomo Metal Mining Co. Ltd.	520,200	14,613,437
Sumitomo Mitsui Financial Group, Inc.	960,400	46,298,943
Suzuki Motor Corp.	571,100	22,165,540
T&D Holdings, Inc.	1,478,200	26,369,942
Takeda Pharmaceutical Co. Ltd.	128,900	3,498,958
Terumo Corp.	931,000	25,470,475
Tokio Marine Holdings, Inc.	1,426,700	31,918,469
Tokyo Electron Ltd.	289,100	38,201,007
Toyota Motor Corp.	2,991,200	52,327,303
Yamato Holdings Co. Ltd.	869,700	14,485,741
		1,154,586,766
Macau — 0.1%
Sands China Ltd. *	2,223,200	5,984,965
Netherlands — 6.1%
Adyen NV * (b)	8,298	5,596,885
ASML Holding NV	185,729	111,645,494
Koninklijke Ahold Delhaize NV	499,507	14,791,295
Koninklijke KPN NV	7,764,562	26,098,084
NN Group NV	762,466	24,454,102
Shell plc	3,207,870	103,379,556
Wolters Kluwer NV	176,704	22,672,181
		308,637,597
Singapore — 1.1%
DBS Group Holdings Ltd.	1,282,065	30,799,474
Oversea-Chinese Banking Corp. Ltd.	708,900	6,572,294
Sea Ltd., ADR *	124,989	5,212,041
United Overseas Bank Ltd.	607,400	11,980,783
		54,564,592
South Korea — 0.1%
Delivery Hero SE * (b)	111,406	2,847,104
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	October 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Spain — 2.0%
Banco Bilbao Vizcaya Argentaria SA	1,668,902	13,129,644
Banco Santander SA	2,630,696	9,675,530
Iberdrola SA	4,852,842	53,973,395
Industria de Diseno Textil SA (c)	761,201	26,275,118
		103,053,687
Sweden — 2.5%
Atlas Copco AB, Class A	3,578,710	46,340,793
Sandvik AB	706,107	12,027,134
Skandinaviska Enskilda Banken AB, Class A	2,222,234	24,799,054
Volvo AB, Class B	2,251,737	44,618,609
		127,785,590
Switzerland — 5.0%
Cie Financiere Richemont SA (Registered)	236,266	27,873,603
DSM-Firmenich AG	127,042	11,517,093
Givaudan SA (Registered)	1,830	6,091,197
Julius Baer Group Ltd.	159,683	9,463,086
Lonza Group AG (Registered)	84,362	29,543,909
Novartis AG (Registered)	707,561	66,241,555
Sandoz Group AG *	141,508	3,679,068
SGS SA (Registered)	235,659	19,246,432
Sika AG (Registered)	124,826	29,872,060
UBS Group AG (Registered)	736,637	17,308,349
Zurich Insurance Group AG	74,442	35,359,394
		256,195,746
United Kingdom — 13.1%
3i Group plc	2,042,764	48,163,453
AstraZeneca plc	713,897	89,382,584
Barclays plc	14,653,805	23,520,056
Berkeley Group Holdings plc	471,419	23,173,384
BP plc	12,401,039	75,720,988
British American Tobacco plc	571,586	17,074,673
Centrica plc	4,001,071	7,659,248
DCC plc	139,131	7,729,292
Diageo plc	1,355,069	51,243,324
HSBC Holdings plc	4,347,533	31,391,038
InterContinental Hotels Group plc	416,548	29,517,659
Intertek Group plc	66,727	3,107,719
Lloyds Banking Group plc	53,748,684	26,159,483
London Stock Exchange Group plc	149,832	15,117,314
National Grid plc	643,551	7,673,044
Reckitt Benckiser Group plc	367,015	24,555,859
RELX plc	1,737,325	60,680,794
SSE plc	1,550,553	30,815,023
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Standard Chartered plc	4,057,387	31,109,360
Taylor Wimpey plc	4,741,754	6,404,424
Tesco plc	7,967,994	26,147,470
Unilever plc	600,913	28,425,795
		664,771,984
United States — 7.9%
CSL Ltd.	163,858	24,216,922
GSK plc	2,178,822	38,841,369
Nestle SA (Registered)	1,177,669	126,998,389
Roche Holding AG	342,964	88,385,129
Sanofi SA	175,946	15,976,991
Schneider Electric SE	352,660	54,259,307
Stellantis NV	2,754,428	51,459,177
		400,137,284
Total Common Stocks (Cost $4,597,931,676)		4,864,955,292
Short-Term Investments — 3.9%
Investment Companies — 3.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (d) (e)(Cost $182,499,052)	182,460,687	182,533,672
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (d) (e)	11,997,600	12,000,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (d) (e)	1,828,971	1,828,971
Total Investment of Cash Collateral from Securities Loaned (Cost $13,828,971)		13,828,971
Total Short-Term Investments (Cost $196,328,023)		196,362,643
Total Investments — 99.5% (Cost $4,794,259,699)		5,061,317,935
Other Assets Less Liabilities — 0.5%		25,219,104
NET ASSETS — 100.0%		5,086,537,039

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan International Research Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $12,944,241.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.3%
Banks	10.2
Insurance	6.1
Oil, Gas & Consumable Fuels	4.7
Semiconductors & Semiconductor Equipment	3.8
Automobiles	3.4
Chemicals	3.4
Food Products	3.0
Textiles, Apparel & Luxury Goods	3.0
Metals & Mining	2.9
Capital Markets	2.5
Diversified Telecommunication Services	2.5
Machinery	2.3
Professional Services	2.3
Beverages	2.2
Personal Care Products	2.1
Electrical Equipment	2.1
Electric Utilities	1.8
Trading Companies & Distributors	1.7
Industrial Conglomerates	1.6
Household Durables	1.6
IT Services	1.5
Aerospace & Defense	1.5
Consumer Staples Distribution & Retail	1.4
Electronic Equipment, Instruments & Components	1.4
Automobile Components	1.3
Real Estate Management & Development	1.2
Construction & Engineering	1.1
Health Care Equipment & Supplies	1.1
Building Products	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	10.0
Short-Term Investments	3.9
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Futures contracts outstanding as of October 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	671	12/15/2023	USD	66,227,700	(2,440,099)
SPI 200 Index	938	12/21/2023	AUD	101,421,210	(6,753,321)
					(9,193,420)

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	9

STATEMENT OF ASSETS AND LIABILITIES
AS OF October 31, 2023

JPMorgan International Research Enhanced Equity ETF
ASSETS:
Investments in non-affiliates, at value	$4,864,955,292
Investments in affiliates, at value	182,533,672
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	13,828,971
Cash	951,587
Foreign currency, at value	2,234,728
Deposits at broker for futures contracts	10,805,066
Receivables:
Dividends from non-affiliates	10,912,690
Dividends from affiliates	27,333
Tax reclaims	15,357,574
Securities lending income (See Note 2.C.)	747
Variation margin on futures contracts	737,729
Total Assets	5,102,345,389
LIABILITIES:
Payables:
Investment securities purchased	820,596
Collateral received on securities loaned (See Note 2.C.)	13,828,971
Accrued liabilities:
Investment advisory fees	619,689
Administration fees	327,495
Printing and mailing costs	35,491
Custodian and accounting fees	120,754
Trustees’ and Chief Compliance Officer’s fees	26
Other	55,328
Total Liabilities	15,808,350
Net Assets	$5,086,537,039
NET ASSETS:
Paid-in-Capital	$5,171,202,489
Total distributable earnings (loss)	(84,665,450)
Total Net Assets	$5,086,537,039
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	96,277,892
Net asset value, per share	$52.83
Cost of investments in non-affiliates	$4,597,931,676
Cost of investments in affiliates	182,499,052
Cost of foreign currency	2,229,822
Investment securities on loan, at value (See Note 2.C.)	12,944,241
Cost of investment of cash collateral (See Note 2.C.)	13,828,971
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	October 31, 2023

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023

JPMorgan International Research Enhanced Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$681,561
Interest income from affiliates	27,079
Dividend income from non-affiliates	170,893,980
Dividend income from affiliates	7,060,618
Income from securities lending (net) (See Note 2.C.)	884,632
Foreign taxes withheld (net)	(15,361,583)
Total investment income	164,186,287
EXPENSES:
Investment advisory fees	10,725,375
Administration fees	4,021,991
Custodian and accounting fees	648,638
Interest expense to non-affiliates	18,676
Interest expense to affiliates	13,124
Professional fees	98,621
Trustees’ and Chief Compliance Officer’s fees	39,135
Printing and mailing costs	93,753
Registration and filing fees	49,810
Other	44,527
Total expenses	15,753,650
Less fees waived	(180,035)
Less expense reimbursements	(2,853,566)
Net expenses	12,720,049
Net investment income (loss)	151,466,238
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(95,922,745)
Investments in affiliates	(9,658)
In-kind redemptions of investments in non-affiliates (See Note 4)	361,193,647
Futures contracts	7,082,856
Foreign currency transactions	(115,566)
Net realized gain (loss)	272,228,534
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	404,961,989
Investments in affiliates	52,215
Futures contracts	(6,907,576)
Foreign currency translations	622,149
Change in net unrealized appreciation/depreciation	398,728,777
Net realized/unrealized gains (losses)	670,957,311
Change in net assets resulting from operations	$822,423,549
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	11

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan International Research Enhanced Equity ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$151,466,238	$136,000,947
Net realized gain (loss)	272,228,534	1,261,823
Change in net unrealized appreciation/depreciation	398,728,777	(1,400,778,956)
Change in net assets resulting from operations	822,423,549	(1,263,516,186)
Total distributions to shareholders	(129,393,763)	(199,297,281)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(632,681,089)	1,493,159,833
NET ASSETS:
Change in net assets	60,348,697	30,346,366
Beginning of period	5,026,188,342	4,995,841,976
End of period	$5,086,537,039	$5,026,188,342

(a)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan International Research Enhanced Equity ETF and will be used going forward. As a result, the information prior to close of business on June 10, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	October 31, 2023

	JPMorgan International Research Enhanced Equity ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022(a)
CAPITAL TRANSACTIONS: (b)
Proceeds from shares issued	$626,324,597	$1,621,509,655
Distributions reinvested	—	181,165,628
Cost of shares redeemed	(1,259,005,686)	(432,128,313)
Change in net assets resulting from capital transactions	(632,681,089)	1,370,546,970
Class A
Proceeds from shares issued	—	801,584
Distributions reinvested	—	1,641,891
Cost of shares redeemed	—	(13,072,328)
Change in net assets resulting from Class A capital transactions	—	(10,628,853)
Class I
Proceeds from shares issued	—	239,601,698
Distributions reinvested	—	15,288,160
Cost of shares redeemed	—	(121,648,142)
Change in net assets resulting from Class I capital transactions	—	133,241,716
Total change in net assets resulting from capital transactions	$(632,681,089)	$1,493,159,833

(a)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan International Research Enhanced Equity ETF and will be used going forward. As a result, the information prior to close of business on June 10, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
Reflects reorganization from JPMorgan International Research Enhanced Equity Fund on June 10, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
	JPMorgan International Research Enhanced Equity ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022(a)
SHARES TRANSACTIONS: (b)
Issued	11,400,000	30,420,358
Reinvested	—	3,138,911
Redeemed	(23,750,000)	(8,018,891)
Change in Shares	(12,350,000)	25,540,378
Class A
Issued	—	14,139
Reinvested	—	28,424
Redeemed	—	(244,325)
Change in Class A Shares	—	(201,762)
Class I
Issued	—	4,451,971
Reinvested	—	264,675
Redeemed	—	(2,163,040)
Change in Class I Shares	—	2,553,606

(a)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan International Research Enhanced Equity ETF and will be used going forward. As a result, the information prior to close of business on June 10, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
Reflects reorganization from JPMorgan International Research Enhanced Equity Fund on June 10, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Research Enhanced Equity ETF (e)
Year Ended October 31, 2023	$46.27	$1.54	$6.33	$7.87	$(1.31)
Year Ended October 31, 2022	61.89	1.39	(14.54)	(13.15)	(2.47)
Year Ended October 31, 2021	46.43	1.42 (f)	15.11	16.53	(1.07)
Year Ended October 31, 2020	52.55	1.13	(5.63)	(4.50)	(1.62)
Year Ended October 31, 2019	49.24	1.65	3.37	5.02	(1.71)

(a)	Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on June 10, 2022. See Note 1.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund
(“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Market price returns are calculated using the official closing price of the JPMorgan International Research Enhanced Equity ETF on the listing exchange as of the time that the JPMorgan International Research Enhanced
Equity ETF's NAV is calculated. Prior to the JPMorgan International Research Enhanced Equity ETF's listing on June 13, 2022, the NAV performance of the Class R6
Shares of the Predecessor Fund are used as proxy market price returns.

(e)
JPMorgan International Research Enhanced Equity ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan International Research Enhanced
Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the
Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period November 1, 2018 up through the reorganization.

(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have remained the same and the net investment income (loss) ratio would have been 2.44%.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	October 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total Return(c)	Market price total return(d)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$52.83	$53.01	17.17%	17.54%	$5,086,537,039	0.24%	2.82%	0.29%	16%
46.27	46.28	(22.04)	(22.03)	5,026,188,342	0.24	2.66	0.30	16
61.89	61.89	35.93	35.93	4,562,266,369	0.25	2.46 (f)	0.31	20
46.43	46.43	(8.96)	(8.96)	4,337,775,495	0.24	2.35	0.30	52
52.55	52.55	10.78	10.78	4,435,538,473	0.25	3.37	0.31	22
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan International Research Enhanced Equity ETF (the "Fund") is a separate diversified series of the Trust covered in this report.
As of the close of business on June 10, 2022 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the Trust, JPMorgan International Research Enhanced Equity Fund (a mutual fund) (the “Acquired Fund” or “International Research Enhanced Equity Fund”), a series of JPMorgan Trust II, was reorganized (the "Reorganization") into the Fund, a newly created exchange-traded fund. Following the Reorganization, the Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the Fund. In connection with the Reorganization, each shareholder of the Acquired Fund (except as noted below) received shares of the Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of the Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Fund shares liquidated, and such shareholders received cash equal in value to their Acquired Fund shares, which cash payment might have been taxable. Shareholders of the Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Acquired Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. The Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of the Reorganization.
Costs incurred by the Fund and the Acquired Fund associated with the Reorganization (including the legal costs associated with the Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by the Fund and Acquired Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Fund and Acquired Fund related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Fund and the Acquired Fund. The management fee of the Fund is the same as the management fee of the Acquired Fund. The total annual fund operating expenses of the Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with the Fund for a term ending on June 30, 2025. The Reorganization did not result in the material change to the Acquired Fund's portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Fund.
The Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization of the Acquired Fund did not affect the Fund’s portfolio turnover ratio for the year ended October 31, 2023.
The investment objective of the Fund is to seek to provide long-term capital appreciation.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
Shares of the Fund are listed and traded at market price on the NYSE Arca, Inc.  Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units". Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

18	J.P. Morgan Exchange-Traded Funds	October 31, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$329,554,067	$—	$329,554,067
Belgium	—	22,985,031	—	22,985,031
China	16,843,615	11,050,565	—	27,894,180
Denmark	—	169,789,985	—	169,789,985
Finland	—	48,046,254	—	48,046,254
France	—	618,814,736	—	618,814,736
Germany	—	391,737,934	—	391,737,934
Hong Kong	—	103,758,527	—	103,758,527
Ireland	—	22,456,882	—	22,456,882
Italy	—	51,352,381	—	51,352,381
Japan	—	1,154,586,766	—	1,154,586,766
Macau	—	5,984,965	—	5,984,965

October 31, 2023	J.P. Morgan Exchange-Traded Funds	19

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Netherlands	$—	$308,637,597	$—	$308,637,597
Singapore	5,212,041	49,352,551	—	54,564,592
South Korea	—	2,847,104	—	2,847,104
Spain	—	103,053,687	—	103,053,687
Sweden	—	127,785,590	—	127,785,590
Switzerland	3,679,068	252,516,678	—	256,195,746
United Kingdom	—	664,771,984	—	664,771,984
United States	—	400,137,284	—	400,137,284
Total Common Stocks	25,734,724	4,839,220,568	—	4,864,955,292
Short-Term Investments
Investment Companies	182,533,672	—	—	182,533,672
Investment of Cash Collateral from Securities Loaned	13,828,971	—	—	13,828,971
Total Short-Term Investments	196,362,643	—	—	196,362,643
Total Investments in Securities	$222,097,367	$4,839,220,568	$—	$5,061,317,935
Depreciation in Other Financial Instruments
Futures Contracts	$(9,193,420)	$—	$—	$(9,193,420)
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of October 31, 2023, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of October 31, 2023.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$12,944,241	$(12,944,241)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2023, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$9,055
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
D. Investment Transactions with Affiliates — The Fund invested in Underlying Funds advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$124,239,979	$440,324,250	$382,073,017	$(9,658)	$52,118	$182,533,672	182,460,687	$7,060,618	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	56,261,418	663,000,001	707,265,926	4,410 *	97	12,000,000	11,997,600	1,608,529 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	7,523,073	458,520,479	464,214,581	—	—	1,828,971	1,828,971	300,914 *	—
Total	$188,024,470	$1,561,844,730	$1,553,553,524	$(5,248)	$52,215	$196,362,643		$8,970,061	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
F. Futures Contracts —The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Fund's futures contracts activity during the year ended October 31, 2023:

Futures Contracts:
Average Notional Balance Long	$126,614,435
Ending Notional Balance Long	167,648,910
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

22	J.P. Morgan Exchange-Traded Funds	October 31, 2023

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.
I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Foreign Taxes —The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
K. Distributions to Shareholders —  Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$329,762,806	$16,865,083	$(346,627,889)
The reclassifications for the Fund relate primarily to redemptions in-kind and tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.20% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended October 31, 2023, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.E.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees paid to the Administrator.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
C. Distribution Fees — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
D. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency services (effective as of the Closing Date) to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The amounts paid directly to JPMCB by the Fund for transfer agency services are included in Transfer agency fees on the Statement of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
E. Waivers and Reimbursements — The Adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of the Fund’s average daily net assets.
The expense limitation agreement was in effect for the year ended October 31, 2023 and the contractual expense limitation is in place until at least June 30, 2025.
For the year ended October 31, 2023, the service providers waived fees and/or reimbursed expenses for the  Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Reimbursements
$2,851,163
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such affiliated money market funds. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund's investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments. None of these parties expect the Fund to repay any such waived fees and/ or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2023 was $180,035.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the year ended October 31, 2023 the amount of this reimbursement was $2,403.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

24	J.P. Morgan Exchange-Traded Funds	October 31, 2023

4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$842,118,347	$899,238,975
For the year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Purchases	In-Kind Sales
$587,422,409	$1,204,331,340
During the year ended October 31, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,870,766,460	$569,336,336	$387,978,281	$181,358,055
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2023 was as follows:
Ordinary Income*	Total Distributions Paid
$129,393,763	$129,393,763

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
Ordinary Income*	Total Distributions Paid
$199,297,281	$199,297,281

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$155,491,641	$(421,123,416)	$181,037,534

October 31, 2023	J.P. Morgan Exchange-Traded Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
The cumulative timing differences primarily consist of tax adjustments on certain investments and wash sale loss deferrals.
At October 31, 2023, the Fund had net capital loss carryforwards, which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term	Long-Term
$66,324,084	$354,799,332
6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statement of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Fund's registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Fund of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7. Borrowings
Effective November 1, 2022, the Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.

26	J.P. Morgan Exchange-Traded Funds	October 31, 2023

The Fund did not utilize the Credit Facility during the year ended October 31, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of October 31, 2023, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:
J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
19.1%	56.1%
Significant shareholder transactions by the Adviser may impact the Fund's performance and liquidity.
The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2023, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned)  as follows:
France	12.3%
Japan	22.9
United Kingdom	13.2
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund's holdings. During such periods, investors may incur significant losses if shares are sold.
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan International Research Enhanced Equity ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan International Research Enhanced Equity ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

28	J.P. Morgan Exchange-Traded Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Exchange-Traded Funds	29

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

30	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	31

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

32	J.P. Morgan Exchange-Traded Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	33

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

34	J.P. Morgan Exchange-Traded Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Research Enhanced Equity ETF
Actual	$1,000.00	$929.90	$1.17	0.24%
Hypothetical	1,000.00	1,024.00	1.22	0.24

*	Expenses are equal to Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2023	J.P. Morgan Exchange-Traded Funds	35

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
The JPMorgan International Research Enhanced Equity ETF (the “Fund”) has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each of the applicable J.P. Morgan Exchange-Traded Funds (each a “Fund”; and collectively, the “Funds”) Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of the Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of the Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of the Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether the Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for the Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether the Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

36	J.P. Morgan Exchange-Traded Funds	October 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Fund’s performance as compared to the performance of its peers and benchmark, and analyses by the Adviser of the Fund’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds  provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Fund’s objectives, benchmarks, and peers.  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Fund, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;

October 31, 2023	J.P. Morgan Exchange-Traded Funds	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that the Adviser earns fees from the Fund for providing administration services.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Fund.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented a contractual expense limitation and fee waiver (“Fee Cap”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception, and that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Fund, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Fund, including the Fee Cap that the Adviser has in place that serves to limit the overall net expense ratio of the Fund at a competitive level, was reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Cap and from the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.  The

38	J.P. Morgan Exchange-Traded Funds	October 31, 2023

Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in the Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’
independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:
The Trustees noted that the Fund’s performance was in the second, third and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fee and Expense Ratio
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratio for the Fund, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees considered  the Fee Cap currently in place for the Fund, the net advisory fee rate and net expense ratio, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Fund’s advisory fee and expense ratio are summarized below:
The Trustees noted that the Fund’s net advisory fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan Exchange-Traded Funds	39

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Qualified Dividend Income (QDI)
The Fund had $136,929,214, of ordinary income distributions and foreign tax credits (if applicable) treated as qualified dividends for the fiscal year ended October 31, 2023.
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2023, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. The Fund had $170,985,451 and $10,759,195 in gross income and foreign tax expenses or amounts as finally determined.

40	J.P. Morgan Exchange-Traded Funds	October 31, 2023

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-CONV-ETF-1023

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2023 – $863,957

2022 – $641,349

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2023 – $220,032

2022 – $175,911

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2023 – $331,063

2022 – $276,692

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2023 – $0

2022 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%

2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 – $32.2 million

2021 – $30.5 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the reporting period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer.
December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 28, 2023